UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

The Prudential Series Fund

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Reports to Stockholders

ANNUAL REPORT	December 31, 2008

The Prudential Series Fund

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

Please note that inside is a Prospectus Supplement dated January 21, 2009. This document is separate from and not part of the annual report.

IFS-A114446

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2008

■	DEAR CONTRACT OWNER

Our objective at Prudential is very simple — we strive to help our clients achieve and maintain financial success. Our Prudential Series Fund annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier

President,

The Prudential Series Fund	January 30, 2009

PRESIDENT

STEVE PELLETIER

The Prudential Series Fund, Conservative Balanced Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-21.41%	0.58%	1.47%
S&P 500 Index	-36.99	-2.19	-1.38
Blended Index	-18.23	1.24	2.15

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Conservative Balanced Portfolio underperformed the blended index (the Index).

Both fixed income and equity were slightly overweight for much of the year. However, in the risk-averse investment environment, the ultra-safe U.S. Treasury securities market outperformed all other U.S. fixed income markets. An underweight position in U.S. Treasury securities and overweight positions in credit-sensitive sectors, such as investment grade corporate bonds, primarily drove the Portfolio’s underperformance.

The equity portion of the Portfolio closely matched its benchmark for the year. Early in 2008 an overweight in equities (versus the guideline weight of 50%) slightly detracted from performance relative to the Index. Equities declined in all sectors and styles for the year. By the end of the third quarter, equities had fallen to very near their guideline level.

The Portfolio held overweight positions in fixed income for most of 2008. Some of the Portfolio’s cash holdings were used to fund the fixed income component, which did not reward relative performance during the year. The Portfolio’s guideline weight for cash is 10%, but it varied between 1% and 3% in 2008.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of S&P 500 Index (50%), Barclays Capital Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-3.46%	3.16%	4.59%
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	5.63

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Diversified Bond Portfolio posted a decline that underperformed its benchmark index, which posted a gain.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super-safe U.S. Treasury securities, enabling that market to post a gain for 2008 that led other U.S. bond markets. A key reason the Portfolio trailed its benchmark index was its investment in the Dryden Core Investment Fund—Short Term Bond Series, which declined in value due to exposure to securities backed by subprime home equity loans. Another negative for the Portfolio was its exposures to high yield corporate (“junk”) bonds and bank loans, both of which ended 2008 in the red as these riskier assets fell out of favor. (Neither is in the benchmark index, which is made up of investment-grade debt securities.) Among investment-grade bond markets, the Portfolio had larger exposures than its benchmark index to commercial mortgage-backed securities and asset-backed securities, particularly those backed by home equity loans. This strategy did not work well as both posted declines for 2008. Another strategy that did not work well was security selection within the high-grade corporate bond market. The Portfolio emphasized lower investment-grade bonds, which underperformed higher quality bonds.

Meanwhile, the Portfolio benefited from other strategies such as its approach to managing duration, which measures a fund’s sensitivity to changes in interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. The Portfolio’s duration in the Treasury market was slightly longer than that of its benchmark index in November and December. During this time, the Fed cut rates and announced it was considering purchasing longer-term Treasurys, which might help reduce long-term rates. Yields on Treasurys declined in anticipation, pushing their prices higher, as bond prices move inversely to yields. Having a slightly longer duration helped the Portfolio derive greater benefit from the Treasury market rally.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio Subadvised by: ClearBridge Advisors, LLC, Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-38.16%	-1.39%	-0.16%	N/A
Portfolio: Class II	-38.41	-1.77	N/A	-1.81%
S&P 500 Index	-36.99	-2.19	-1.38	-2.31
Russell 1000® Index	-37.60	-2.04	-1.09	-1.96

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Equity Portfolio slightly underperformed its benchmark index, the Russell 1000® Index.

The Portfolio is co-managed by Jennison Associates and ClearBridge Advisors. Style and risk factors contributed to the Portfolio’s underperformance during 2008. An overexposure to factors such as earnings variation, a multiple that measures a company’s historical earnings variability and cash flow fluctuations, hurt performance.

The Portfolio’s exposure to leveraged stocks (companies with a higher debt-to-capital ratio) detracted from performance. In addition, an underexposure to earnings yield, or stocks with low price-to-earnings ratios (P/E), further hindered performance.

Stock selection in the banking industry helped relative performance, as did some stocks in the healthcare and technology sectors. Both subadvisers contributed positively in terms of stock selection.

Overall, sector selection had negligible effects on performance during 2008.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000® Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates, LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-24.82%	0.68%	1.13%
S&P 500 Index	-36.99	-2.19	-1.38
Blended Index	-22.20	0.63	1.56

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Flexible Managed Portfolio underperformed the blended index.

The fixed income portion of the Portfolio primarily drove the Portfolio’s overall subpar performance. Underweight holdings in U.S. Treasury securities, which outperformed bonds (as measured by Barclays Capital Aggregate Index), hindered the Portfolio’s performance.

The Portfolio had an overweight position in equities (versus the guideline weight of 60%), which slightly hurt performance relative to the Index. The subadvisers began 2008 with an overweight position in equities. However, by the end of the third quarter, equities had fallen to very near their guideline level.

The fixed income portion of the Portfolio hovered quite close to its guideline weight through most of the year (the cash portion of the Portfolio varied between nearly 0.0% and 4.0%). Asset class weights represented only a minor factor in determining relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of S&P 500 Index (60%), Barclays Capital Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates LLC, T. Rowe Price
Associates, Inc., William Blair & Company LLC

December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-42.92%	-0.82%	-0.32%
MSCI World Index (GD)	-40.33	0.00	-0.19

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 9/19/1988. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Global Portfolio underperformed its benchmark, the MSCI World Index (GD) (the Index).

This multi-managed portfolio seeks to outperform the Index. The Portfolio is co-managed by four specialist subadvisers: Marsico Capital Management manages large-cap domestic growth stocks; T. Rowe Price manages large-cap domestic value stocks; William Blair & Company manages international growth stocks; and LSV Asset Management manages international value stocks. William Blair has the flexibility to invest in emerging markets stocks, which are not part of the benchmark. Usually, this portfolio maintains a modest exposure to the sector, which may detract from performance during periods characterized by a “flight to quality” when investors move money out of equities and into other investments such as government securities and money market funds.

During 2008, stock selection primarily drove the Portfolio’s underperformance during the period. In the U.S., the Portfolio was underweight compared with the Index in some of the top-performing companies in the energy sector. Stock selection in the utilities and consumer staples sectors, particularly by growth-oriented managers Marsico Capital Management, LLC and William Blair & Company LLC, detracted from results. From a country standpoint, exposure to emerging markets, specifically China, Brazil, and Russia detracted, as did underweight positions in Japan and the United States. An overweight position in Switzerland and an underweight position in Australia also helped performance. All of these countries experienced significant declines in the Index at the end of the reporting period.

Sector exposures detracted from results relative to the Index. For the year, all sectors in the Index posted declines. Underweight positions in defensive sectors (companies that tend to remain more stable throughout the business cycle), including healthcare, consumer staples, and utilities, negatively affected performance. Conversely, an underweight to financial services, which declined the most in the Index, was rewarded.

The fairly modest cash allocation held in the Portfolio for transactional purposes had a positive impact on performance due to the sharp sell-off in equity markets.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	4.30%	3.87%	5.11%
Barclays Capital Government Bond Index	12.39	6.06	6.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/1/1989. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Government Income Portfolio posted a positive total return that was below its benchmark index.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a credit crisis in which financial institutions around the world continued to take massive write-downs and losses during 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority for investors who fled to super-safe U.S. Treasury securities, enabling that market to post a double-digit gain in 2008 that outperformed other U.S. bond markets. The Portfolio invested in a diverse group of debt securities that included Treasurys, federal agency securities, mortgage-backed securities, commercial mortgage-backed securities and, to a lesser extent, corporate bonds and asset-backed securities. The latter are backed by pools of consumer loans such as credit cards and home equity loans that are packaged into securities and sold to investors. A key reason the Portfolio trailed its benchmark index was its investment in the Dryden Core Investment Fund—Short Term Bond Series, which declined in value because it held securities backed by subprime home equity loans. The Portfolio also had a larger exposure than its benchmark index to mortgage-backed securities. This hurt its relative performance as that market underperformed the Treasury market. Poor security selection within the mortgage-backed market also detracted from the Portfolio’s performance versus its benchmark index.

On a positive note, favorable security selection within the commercial mortgage-backed market aided the Portfolio’s performance versus its benchmark index. The Portfolio also benefited from its strategy for managing duration, which measures a fund’s sensitivity to changes in interest rates. A long duration increases responsiveness to changes in rates, while a short duration lessens responsiveness. The Portfolio’s duration in the U.S. Treasury market was slightly longer than that of its benchmark index in November and December. During this time, the Fed cut rates and announced it was considering purchasing longer-term Treasurys, which might reduce long-term rates. In anticipation, yields on Treasurys declined, pushing their prices higher, as bond prices move inversely to yields. Having a slightly longer duration helped the Portfolio derive greater benefit from the Treasury market rally.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to thirty years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-22.28%	0.06%	2.02%
Barclays Capital U.S. Corp. High Yield Bond Index	-26.16	-0.80	2.17
Barclays Capital U.S. High Yield 2% Issuer Capped Index	-25.88	-0.84	2.28
Barclays Capital U.S. High Yield 1% Issuer Capped Index	-26.57	-1.04	2.25

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 2/23/1987. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the High Yield Bond Portfolio declined less than its benchmark indexes.

A burst housing bubble in the United States led to a collapse in the subprime mortgage market that escalated into a credit crisis in which financial institutions around the world continued to take massive write-downs and losses during 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

High yield corporate bonds, which are rated below investment grade, are commonly called “junk” bonds. The worsening credit crisis led investors to avoid risky classes of assets such as high yield bonds. There was concern that an increasing number of companies will be unable to make interest and principal payments on their bonds amid the weak economic conditions. Consequently, the high yield market posted a large decline for the year, even though high yield bond prices generally gained in December after the Fed cut rates and stated its intention to use all available tools to lift the U.S. economy out of recession.

The Portfolio declined less than its benchmark index because its allocation to industries within the high yield market generally worked well and because of its favorable security selection within industries such as technology, chemicals, and capital goods. For example, the Portfolio had a larger exposure than its benchmark index to healthcare, an industry that posted one of the smallest annual declines in the high yield market. The Portfolio’s relative performance also benefited because it had smaller exposures than the benchmark index to the media & entertainment and auto industries. The former was negatively affected by declining advertising sales and a widespread shift to Internet-based media options. The latter was hurt by steep declines in auto sales and the high costs of auto companies such as their retirement healthcare plans.

That said, bonds of an auto financing firm soared in value because the company was granted bank holding status that enabled it to qualify for assistance from the federal government. Having a smaller exposure to these bonds than its benchmark index was one of the largest detractors from the Portfolio’s relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed. Barclays Capital U.S. Corporate High Yield 1% and 2% Issuer Capped Indexes cover the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% and 2% of the Index, respectively. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio Subadvised by: Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-37.28%	-2.13%	-2.51%	N/A
Portfolio: Class II	-37.55	-2.54	N/A	-7.56%
S&P 500 Index	-36.99	-2.19	-1.38	-3.08
Russell 1000® Growth Index	-38.44	-3.42	-4.27	-7.29

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 4/25/1995. Portfolio (Class II) inception: 2/10/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Jennison Portfolio outperformed its benchmark index, the Russell 1000® Growth Index.

The greatest contributor to relative performance was stock selection in the healthcare sector. One example was a manufacturer of drugs for HIV treatments. The solid results seemed to reinforce the idea held by many investors that the company will likely benefit in a jittery market. It also received an additional boost when analysts upgraded the stock and increased their earnings per share and revenue projections for the company. On a negative note, stock selection within the technology sector hindered performance. For example, a major producer of graphic design software fell on concerns that the deteriorating macroeconomic environment would likely lead to further cuts in corporate discretionary spending on technology, hurting the company despite its operating efficiency and strong expense control.

A conservative risk posture mitigated negative returns. More recently, the subadviser has been finding opportunities in more conservative stocks, as defined by their beta factors. (Beta measures a stock’s volatility to the degree in which its price fluctuates in relation to the overall market.) In 2008, a year that saw large negative returns across the board, lower beta stocks generally declined less than more aggressive stocks. Consequently, the manager’s overexposure to more conservative stocks benefited the Portfolio.

Sector allocations contributed to positive relative performance. Overweight positions in the healthcare and technology sectors contributed positively to relative performance for the year; however, an underweight in consumer services pared gains made through sector positioning. Sector allocations are a residual of the manager’s bottom-up stock selection.

Risk factors detracted from performance. Returns for the year were hurt by the Portfolio’s overexposure to momentum stocks (stocks in companies experiencing recent price strength). Additionally, an overweight position in larger capitalization stocks (compared to the benchmark) detracted from results. On the positive side, the manager’s underexposure to leveraged stocks (stocks in companies with above-market debt-to-asset ratios) helped performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	1.32%	2.65%	3.27%	3.38%
Lipper (VIP) Money Market Funds Avg.	N/A	2.23	3.00	3.15

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

7-DAY CURRENT NET YIELD*

Portfolio inception: 5/13/1983. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Money Market Portfolio had a total return of 2.65%, which was above the average of its peer group, the Lipper (VIP) Money Market Funds Average. On December 30, 2008, the Portfolio’s 7-day current net yield was 1.32%, down from 4.81% on December 25, 2007. The yield more closely reflects the current earnings of the Portfolio than the total return.

The year was marked by severe stress in financial systems around the world, increasing aversion to risky investments, and sharply declining interest rates in the United States. A bursting housing bubble in the United States led to the collapse of the subprime mortgage market. The resulting large write-downs and losses escalated into a full-scale credit crisis that affected commercial banks and other financial institutions. The magnitude of the financial crisis required aggressive and inventive measures by the Federal Reserve (Fed) and the U.S. Department of the Treasury to ease stress in the credit markets. The Fed also tried to stimulate growth in the economy by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December.

Due to the uncertainty in the credit markets, the Portfolio employed a conservative strategy in which it invested primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, the Portfolio also invested in overnight repurchase agreements, contracts in which a seller of securities agrees to buy them back the next day at a specified price. This prudent approach resulted in a high level of liquidity in the Portfolio and positioned the Portfolio’s weighted average maturity (WAM) shorter than that of the average comparable fund for much of the year. (WAM measures a fund’s sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.)

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 335 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/30/2008.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio Subadvised by: Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-53.00%	10.70%	17.38%	N/A
Portfolio: Class II	-53.19	N/A	N/A	6.65%
S&P 500 Index	-36.99	-2.19	-1.38	-4.61
Lipper (VIP) Natural Resources Funds Avg.	-47.18	7.04	11.57	4.05
Lipper (VUF) Natural Resources Funds Index	-50.13	6.07	N/A	3.83

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 5/1/1988. Portfolio (Class II) inception: 4/28/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Natural Resources Portfolio underperformed its benchmark, the Lipper (VUF) Natural Resources Funds Index.

The metals and mining subsector drove performance during the year while stock selection of oil and gas exploration and production companies was weak. The most significant contributors to performance were gold mining companies. Oil and gas refiners were among the most significant detractors from performance as record-high commodity prices earlier in the year led to lower margins. Energy service holdings also underperformed as the impact of the global economic slowdown on oil and gas exploration and production led many of these holdings to report weaker-than-expected financial results.

Copper underperformed given the pronounced decline in the commodities market and subsequent fall in metal prices due to fears of a global recession. The Portfolio continued to emphasize fiscally-conservative exploration and production companies that are growing production and reserves by successfully exploiting unconventional sources of oil or gas and as such, offering more leverage to historically high oil and/or natural gas prices.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-31.04%	0.59%	4.98%
S&P SmallCap 600 Index	-31.07	0.88	5.18

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 4/25/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Small Capitalization Stock Portfolio performed in line with its benchmark, the S&P SmallCap 600 Index (the Index).

Quantitative Management Associates LLC (QMA) subadvises the Portfolio. Its investment strategy entails replication of the holdings and weights of the Index, which holds small-cap stocks. The managers accomplish this performance by using quantitative techniques. The Portfolio is somewhat different from the typical index fund because the managers have the flexibility to build positions slowly when the composition of the Index changes.

The Portfolio met its goal of replicating the returns of the Index. The Index experienced a large decline, which was in line with the performance of small cap stocks in general. Indeed, 2008 was a year of historically poor returns for nearly every category of investable assets. Events related to the credit crisis and the economy pressured all equity sectors and indexes downward. There were no substantial differences in positions, weights, or performance between the Portfolio and the Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	-36.94%	-2.43%	-1.61%
S&P 500 Index	-36.99	-2.19	-1.38

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 10/19/1987. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Stock Index Portfolio performed in line with the S&P 500 Index, its benchmark index (the Index).

The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). This is an index portfolio based on the S&P 500. The managers approximate the holdings and weights of the Index using a purely quantitative approach. For compliance purposes, the Portfolio cannot hold Prudential stock, which will result in a slight difference in weights.

The large decline of the Portfolio was in line with the performance of U.S. equities in general. Indeed, 2008 was a year of historically poor returns for nearly every category of investable assets. The managers matched the performance of the Index, thus meeting their goal of reproducing its performance. There were no substantial differences in positions, weights, or performance between the Portfolio and the Index.

All sectors in the Index were down significantly for the year. The distressed financial sector, reeling from the credit crisis, was the worst performing sector during the year. Materials and energy stocks posted significant declines as global construction demand collapsed, especially in China. Global demand for energy resources deteriorated, and the price of crude oil plunged from its record high in July to a low of under $40 late in the year, pushing the energy sector down.

Industrials, stalled by the credit crisis and global slowdown, declined. Demand for computers and software slumped as information technology fell. Weak consumer spending drove the consumer discretionary sector deep into negative territory. The smallest declines were in two sectors of defensive stocks (companies that tend to remain more stable throughout the business cycle): healthcare and consumer staples. Telecommunications and utilities also fell sharply.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio Subadvised by: Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-42.29%	-0.63%	2.12%	N/A
Portfolio: Class II	-42.56	-1.03	N/A	-1.37%
S&P 500 Index	-36.99	-2.19	-1.38	-2.36
Russell 1000® Value Index	-36.85	-0.79	1.36	0.12

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 2/19/1988. Portfolio (Class II) inception: 5/14/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Value Portfolio underperformed its benchmark index (the Index, the Russell 1000® Value Index).

Energy holdings were the primary cause of underperformance relative to the Index. Telecommunications, due to a couple individual stock disappointments, was also a meaningful source of relative loss. Although the Portfolio trailed the Index in financials, a persistent underweight in the sector benefited relative return and greatly mitigated the performance lag. The consumer discretionary sector detracted from relative performance; however, individual holdings had mixed results.

An aggressive risk posture hurt performance. In 2008, a year that saw large negative returns across the board, stocks with higher beta factors generally declined more than less aggressive stocks. (Beta measures a stock’s volatility to the degree in which its price fluctuates in relation to the overall market). Consequently, the subadviser’s higher beta positioning detracted from returns.

Overall, risk factors also hurt relative performance. The subadviser’s overexposure to leveraged stocks (stocks in companies with above-market debt-to-asset ratios) and high earnings variability (earnings variation, which measures the volatility in a company’s earnings and cash flow) detracted from returns.

On the positive side, security selection was strong in healthcare. One of the largest single contributors was a healthcare company that dispenses drugs to nursing homes and other long-term care facilities. The Portfolio also outperformed the Index in consumer staples, industrials, and information technology. A smaller exposure to materials added to relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2008

Conservative Balanced
Five Largest Holdings (% of Net Assets)
Federal National Mortgage Association, 5.00%, TBA 30 YR	2.6%
Exxon Mobil Corp.	2.4%
Federal National Mortgage Association, 6.00%, TBA 30 YR	2.3%
Federal Home Loan Mortgage Corp., 5.50%, TBA 30 YR	1.9%
Procter & Gamble Co.	1.1%

Diversified Bond
Allocation (% of Net Assets)
U.S. Government Mortgage- Backed Securities	45.8%
Corporate Bonds	30.9%
Commercial Mortgage-Backed Securities	7.8%
U.S. Government Treasury Securities	4.9%
Bank Loans	3.4%

Equity
Five Largest Holdings (% of Net Assets)
Wal-Mart Stores, Inc.	2.7%
QUALCOMM, Inc.	2.5%
Cisco Systems, Inc.	2.0%
Gilead Sciences, Inc.	2.0%
PepsiCo, Inc.	2.0%

Flexible Managed
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	2.5%
Federal National Mortgage Assn., 5.00%, TBA 30 YR	1.9%
Federal Home Loam Mortgage Corp., 5.50%, TBA 30 YR	1.7%
Federal National Mortgage Assn., 6.00%, 1/01/35	1.6%
Microsoft Corp.	1.4%

Global
Top Five Countries (% of Net Assets)
United States	47.9%
United Kingdom	9.7%
Japan	8.1%
Switzerland	5.6%
France	4.8%

Government Income
Allocation (% of Net Assets)
Mortgage Backed Securities	48.8%
U.S. Government Agency Obligations	14.8%
U.S. Government Treasury Securities	14.3%
Commercial Mortgage Backed Securities	6.2%
Collateralized Mortgage Obligations	6.0%

High Yield Bond
Allocation (% of Net Assets)
Corporate Bonds	89.6%
Common Stock	0.1%
Preferred Stock	0.0%	*
Warrants	0.0%	*
* Less than 0.05%

Jennison
Five Largest Holdings (% of Net Assets)
Gilead Sciences, Inc.	6.7%
Google, Inc. (Class A Stock)	4.5%
Genentech, Inc.	4.3%
Wal-Mart Stores, Inc.	3.8%
QUALCOMM, Inc.	3.8%

Natural Resources
Five Largest Holdings (% of Net Assets)
Southwestern Energy Co.	3.1%
Kinross Gold Corp.	2.8%
Occidental Petroleum Corp.	2.5%
Devon Energy Corp.	2.2%
Eldorado Gold Corp.	2.2%

Small Capitalization Stock
Five Largest Holdings (% of Net Assets)
Piedmont Natural Gas Co., Inc.	0.7%
Itron, Inc.	0.7%
Atmos Energy Corp.	0.7%
Senior Housing Properties Trust	0.6%
Watson Wyatt Worldwide, Inc. (Class A Stock)	0.6%

Stock Index
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp	5.1%
Procter & Gamble Co	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%

Value
Five Largest Holdings (% of Net Assets)
Symantec Corp.	3.1%
Comcast Corp. (Class A Stock)	3.1%
CA, Inc.	3.1%
IAC/InterActiveCorp.	2.9%
H&R Block, Inc.	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2008

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Conservative Balanced (Class I)	Actual	$1,000.00	$842.10	0.60%	$2.78
	Hypothetical	$1,000.00	$1,022.17	0.60%	$3.05
Diversified Bond (Class I)	Actual	$1,000.00	$961.20	0.45%	$2.22
	Hypothetical	$1,000.00	$1,022.87	0.45%	$2.29
Equity (Class I)	Actual	$1,000.00	$673.00	0.49%	$2.06
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49
Equity (Class II)	Actual	$1,000.00	$671.70	0.89%	$3.74
	Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52
Flexible Managed (Class I)	Actual	$1,000.00	$814.50	0.64%	$2.92
	Hypothetical	$1,000.00	$1,021.92	0.64%	$3.25
Global (Class I)	Actual	$1,000.00	$648.30	0.87%	$3.60
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42
Government Income (Class I)	Actual	$1,000.00	$1,033.50	0.50%	$2.56
	Hypothetical	$1,000.00	$1,022.62	0.50%	$2.54
High Yield Bond (Class I)	Actual	$1,000.00	$780.80	0.58%	$2.60
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95
Jennison (Class I)	Actual	$1,000.00	$689.70	0.63%	$2.68
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Jennison (Class II)	Actual	$1,000.00	$688.20	1.03%	$4.37
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
Money Market (Class I)	Actual	$1,000.00	$1,011.00	0.43%	$2.17
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2008

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Natural Resources (Class I)	Actual	$1,000.00	$389.30	0.53%	$1.85
	Hypothetical	$1,000.00	$1,022.47	0.53%	$2.69
Natural Resources (Class II)	Actual	$1,000.00	$388.60	0.93%	$3.25
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
Small Capitalization Stock (Class I)	Actual	$1,000.00	$742.10	0.47%	$2.06
	Hypothetical	$1,000.00	$1,022.77	0.47%	$2.39
Stock Index (Class I)	Actual	$1,000.00	$716.40	0.37%	$1.60
	Hypothetical	$1,000.00	$1,023.28	0.37%	$1.88
Value (Class I)	Actual	$1,000.00	$623.10	0.43%	$1.75
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19
Value (Class II)	Actual	$1,000.00	$621.40	0.83%	$3.38
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22

*Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 91.8%
COMMON STOCKS — 45.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.3%
Boeing Co.	84,200	$3,592,814
General Dynamics Corp.	45,200	2,603,068
Goodrich Corp.	15,600	577,512
Honeywell International, Inc.	84,712	2,781,095
L-3 Communications Holdings, Inc.	13,500	996,030
Lockheed Martin Corp.	37,900	3,186,632
Northrop Grumman Corp.	39,462	1,777,368
Precision Castparts Corp.	15,500	921,940
Raytheon Co.	48,500	2,475,440
Rockwell Collins, Inc.	17,300	676,257
United Technologies Corp.	109,700	5,879,920

		25,468,076

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	19,300	1,062,079
Expeditors International Washington, Inc.(b)	24,400	811,788
FedEx Corp.	35,400	2,270,910
United Parcel Service, Inc. (Class B Stock)	112,700	6,216,532

		10,361,309

Airlines
Southwest Airlines Co.	83,500	719,770

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)(a)	23,400	139,698
Johnson Controls, Inc.	70,300	1,276,648

		1,416,346

Automobiles — 0.1%
Ford Motor Co.(a)(b)	257,185	588,954
General Motors Corp.(b)	73,491	235,171
Harley-Davidson, Inc.(b)	26,000	441,220

		1,265,345

Beverages — 1.2%
Brown-Forman Corp. (Class B Stock)	11,000	566,390
Coca-Cola Co. (The)	226,100	10,235,547
Coca-Cola Enterprises, Inc.	40,200	483,606
Constellation Brands, Inc.(a)	22,000	346,940
Dr Pepper Snapple Group, Inc.(a)	28,900	469,625
Molson Coors Brewing Co. (Class B Stock)	17,100	836,532
Pepsi Bottling Group, Inc.	17,700	398,427
PepsiCo, Inc.	178,030	9,750,703

		23,087,770

Biotechnology — 1.0%
Amgen, Inc.(a)(b)	120,360	6,950,790
Biogen Idec, Inc.(a)	32,990	1,571,314
Celgene Corp.(a)	51,700	2,857,976
Cephalon, Inc.(a)(b)	7,700	593,208
Genzyme Corp.(a)	30,600	2,030,922
Gilead Sciences, Inc.(a)	104,600	5,349,244

		19,353,454

Building Products
Masco Corp.	43,100	479,703

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Capital Markets — 1.1%
American Capital Ltd.(b)	45,100	$146,124
Ameriprise Financial, Inc.	27,820	649,875
Bank of New York Mellon Corp. (The)	130,358	3,693,042
Charles Schwab Corp. (The)	106,150	1,716,446
E*Trade Financial Corp.(a)(b)	104,600	120,290
Federated Investors, Inc. (Class B Stock)	9,000	152,640
Franklin Resources, Inc.	17,300	1,103,394
Goldman Sachs Group, Inc. (The)	50,400	4,253,256
Invesco Ltd. (Bermuda)	43,200	623,808
Janus Capital Group, Inc.	18,600	149,358
Legg Mason, Inc.	17,800	389,998
Merrill Lynch & Co., Inc.	182,600	2,125,464
Morgan Stanley	126,180	2,023,927
Northern Trust Corp.	24,500	1,277,430
State Street Corp.	49,100	1,931,103
T. Rowe Price Group, Inc.(b)	29,700	1,052,568

		21,408,723

Chemicals — 0.8%
Air Products and Chemicals, Inc.	23,900	1,201,453
CF Industries Holding, Inc.	7,300	358,868
Dow Chemical Co. (The)	105,231	1,587,936
E. I. Du Pont de Nemours & Co.	102,620	2,596,286
Eastman Chemical Co.	8,000	253,680
Ecolab, Inc.	20,000	703,000
International Flavors & Fragrances, Inc.	8,300	246,676
Monsanto Co.	59,594	4,192,437
PPG Industries, Inc.	18,700	793,441
Praxair, Inc.	35,800	2,125,088
Rohm & Haas Co.	12,811	791,592
Sigma-Aldrich Corp.(b)	14,400	608,256

		15,458,713

Commercial Banks — 1.4%
BB&T Corp.(b)	62,500	1,716,250
Comerica, Inc.	19,200	381,120
Fifth Third Bancorp	68,321	564,331
First Horizon National Corp.(b)	21,198	224,063
Huntington Bancshares, Inc.	59,936	459,110
KeyCorp.(b)	59,400	506,088
M&T Bank Corp.(b)	8,100	465,021
Marshall & Ilsley Corp.(b)	29,200	398,288
National City Corp.	238,100	430,961
PNC Financial Services Group, Inc.	39,400	1,930,600
Regions Financial Corp.	81,203	646,376
SunTrust Banks, Inc.	40,200	1,187,508
U.S. Bancorp	203,185	5,081,657
Wachovia Corp.	181,640	1,006,286
Wells Fargo & Co.	431,900	12,732,411
Zions Bancorporation(b)	13,550	332,111

		28,062,181

Commercial Services & Supplies — 0.2%
Avery Dennison Corp.	12,100	396,033
Cintas Corp.	15,000	348,450
Matsuda Sangyo Co. Ltd. (Japan)	30	298
Pitney Bowes, Inc.	23,600	601,328

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Republic Services, Inc.	36,465	$903,967
RR Donnelley & Sons Co.	22,900	310,982
Stericycle, Inc.(a)	9,400	489,552
Waste Management, Inc.	55,742	1,847,290

		4,897,900

Communications Equipment — 1.1%
Ciena Corp.(a)	10,142	67,951
Cisco Systems, Inc.(a)	668,900	10,903,070
Corning, Inc.	179,500	1,710,635
Harris Corp.	15,300	582,165
JDS Uniphase Corp.(a)	21,475	78,384
Juniper Networks, Inc.(a)(b)	60,800	1,064,608
Motorola, Inc.	248,725	1,101,852
QUALCOMM, Inc.	183,800	6,585,554
Tellabs, Inc.(a)	45,800	188,696

		22,282,915

Computers & Peripherals — 1.9%
Apple, Inc.(a)	99,000	8,449,650
Dell, Inc.(a)	197,400	2,021,376
EMC Corp.(a)	235,550	2,466,209
Hewlett-Packard Co.	278,548	10,108,507
International Business Machines Corp.	154,100	12,969,055
Lexmark International, Inc. (Class A Stock)(a)(b)	9,833	264,508
NetApp, Inc.(a)	38,800	542,036
QLogic Corp.(a)(b)	19,600	263,424
SanDisk Corp.(a)	31,800	305,280
Sun Microsystems, Inc.(a)	81,575	311,617
Teradata Corp.(a)	23,500	348,505

		38,050,167

Construction & Engineering — 0.1%
Fluor Corp.	21,400	960,218
Jacobs Engineering Group, Inc.(a)	13,400	644,540

		1,604,758

Construction Materials
Vulcan Materials Co.(b)	12,300	855,834

Consumer Finance — 0.2%
American Express Co.	131,900	2,446,745
Capital One Financial Corp.	45,161	1,440,184
Discover Financial Services	57,540	548,356
SLM Corp.(a)(b)	54,200	482,380

		4,917,665

Containers & Packaging — 0.1%
Ball Corp.	12,100	503,239
Bemis Co., Inc.	11,300	267,584
Pactiv Corp.(a)	15,100	375,688
Sealed Air Corp.	21,800	325,692

		1,472,203

Distributors
Genuine Parts Co.	17,900	677,694

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)(b)	12,300	942,426
H&R Block, Inc.	37,300	847,456

		1,789,882

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Diversified Financial Services — 1.5%
Bank of America Corp.	570,477	$8,032,316
CIT Group, Inc.(b)	30,800	139,832
Citigroup, Inc.	619,358	4,155,892
CME Group, Inc.	7,640	1,589,960
IntercontinentalExchange, Inc.(a)	8,800	725,472
JPMorgan Chase & Co.	425,345	13,411,129
Leucadia National Corp.(b)	20,700	409,860
Moody’s Corp.(b)	21,100	423,899
Nasdaq OMX Group, Inc. (The)(a)	12,000	296,520
NYSE Euronext	31,100	851,518

		30,036,398

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	672,068	19,153,939
CenturyTel, Inc.	14,200	388,086
Embarq Corp.	16,943	609,270
Frontier Communications Corp.	39,500	345,230
Qwest Communications International, Inc.(b)	163,057	593,527
Verizon Communications Group, Inc.	323,976	10,982,787
Windstream Corp.	51,857	477,084

		32,549,923

Electric Utilities — 1.1%
Allegheny Energy, Inc.	18,800	636,568
American Electric Power Co., Inc.	45,760	1,522,893
Duke Energy Corp.	143,824	2,158,798
Edison International	37,600	1,207,712
Entergy Corp.	21,800	1,812,234
Exelon Corp.	74,774	4,158,181
FirstEnergy Corp.	34,701	1,685,775
FPL Group, Inc.	46,500	2,340,345
Pepco Holdings, Inc.	27,700	491,952
Pinnacle West Capital Corp.	11,700	375,921
PPL Corp.	42,600	1,307,394
Progress Energy, Inc.	29,483	1,174,898
Southern Co. (The)	85,600	3,167,200

		22,039,871

Electrical Equipment — 0.2%
Cooper Industries Ltd. (Class A Stock)(Bermuda)	20,400	596,292
Emerson Electric Co.	88,300	3,232,663
Rockwell Automation, Inc.	16,200	522,288

		4,351,243

Electronic Equipment & Instruments — 0.1%
Agilent Technologies, Inc.(a)	40,714	636,360
Amphenol Corp., (Class A Stock)	15,200	364,496
Jabil Circuit, Inc.	23,600	159,300
Molex, Inc.	15,000	217,350
Tyco Electronics Ltd. (Bermuda)	56,515	916,108

		2,293,614

Energy Equipment & Services — 0.7%
B.J. Services Co.	31,900	372,273
Baker Hughes, Inc.	36,950	1,184,987
Cameron International Corp.(a)(b)	24,800	508,400
ENSCO International, Inc.	16,800	476,952

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Halliburton Co.	99,700	$1,812,546
Nabors Industries Ltd. (Bermuda)(a)	31,900	381,843
National Oilwell Varco, Inc.(a)	44,400	1,085,136
Noble Corp. (Cayman Islands)	30,600	675,954
Rowan Cos., Inc.	13,200	209,880
Schlumberger Ltd.	136,400	5,773,812
Smith International, Inc.	21,200	485,268
Weatherford International Ltd. (Bermuda)(a)	70,100	758,482

		13,725,533

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	49,500	2,598,750
CVS Caremark Corp.	163,248	4,691,748
Kroger Co. (The)	74,446	1,966,119
Safeway, Inc.	49,500	1,176,615
SUPERVALU, Inc.	24,110	352,006
SYSCO Corp.	68,500	1,571,390
Walgreen Co.(b)	109,600	2,703,832
Wal-Mart Stores, Inc.	254,200	14,250,451
Whole Foods Market, Inc.(b)	14,100	133,104

		29,444,015

Food Products — 0.8%
Archer-Daniels-Midland Co.	73,326	2,113,989
Campbell Soup Co.(b)	23,500	705,235
ConAgra Foods, Inc.	55,000	907,500
Dean Foods Co.(a)(b)	17,300	310,881
General Mills, Inc.	38,200	2,320,650
H.J. Heinz Co.	37,200	1,398,720
Hershey Co. (The)	18,500	642,690
J.M. Smucker Co. (The)	13,300	576,688
Kellogg Co.	29,900	1,311,115
Kraft Foods, Inc.	172,653	4,635,733
McCormick & Co., Inc.	14,400	458,784
Sara Lee Corp.	79,200	775,368
Tyson Foods, Inc. (Class A Stock)	38,000	332,880

		16,490,233

Gas Utilities — 0.1%
Equitable Resources, Inc.(b)	10,900	365,695
Nicor, Inc.	4,600	159,804
Questar Corp.(b)	19,700	643,993

		1,169,492

Healthcare Equipment & Supplies — 1.0%
Baxter International, Inc.	71,400	3,826,326
Becton Dickinson & Co.	28,600	1,955,954
Boston Scientific Corp.(a)	171,767	1,329,477
C.R. Bard, Inc.	13,000	1,095,380
Covidien Ltd. (Bermuda)	57,115	2,069,848
Densply International, Inc.	16,900	477,256
Hospira, Inc.(a)	18,360	492,415
Intuitive Surgical, Inc.(a)(b)	4,400	558,756
Medtronic, Inc.	128,300	4,031,185
St. Jude Medical, Inc.(a)	38,900	1,282,144
Stryker Corp.	28,100	1,122,595
Varian Medical Systems, Inc.(a)(b)	14,200	497,568
Zimmer Holdings, Inc.(a)	25,600	1,034,752

		19,773,656

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 1.0%
Aetna, Inc.	53,600	$1,527,600
AmerisourceBergen Corp.	19,300	688,238
Cardinal Health, Inc.	42,050	1,449,464
Cigna Corp.	37,400	630,190
Coventry Health Care, Inc.(a)	19,150	284,952
DaVita, Inc.(a)	11,900	589,883
Express Scripts, Inc.(a)(b)	28,100	1,544,938
Humana, Inc.(a)(b)	22,900	853,712
Laboratory Corp. of America Holdings(a)(b)	11,200	721,392
McKesson Corp.	31,430	1,217,284
Medco Health Solutions, Inc.(a)	57,498	2,409,741
Patterson Cos., Inc.(a)	11,400	213,750
Quest Diagnostics, Inc.	17,100	887,661
Tenet Healthcare Corp.(a)	44,600	51,290
UnitedHealth Group, Inc.	138,500	3,684,100
WellPoint, Inc.(a)	58,200	2,451,966

		19,206,161

Healthcare Technology
IMS Health, Inc.	22,200	336,552

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp.	51,500	1,252,480
Darden Restaurants, Inc.	16,950	477,651
International Game Technology	35,200	418,528
Marriott International, Inc. (Class A Stock)	33,600	653,520
McDonald’s Corp.	127,900	7,954,101
Starbucks Corp.(a)	80,200	758,692
Starwood Hotels & Resorts Worldwide, Inc.	19,500	349,050
Wyndham Worldwide Corp.	16,420	107,551
Wynn Resorts Ltd.(a)(b)	6,200	262,012
Yum! Brands, Inc.	53,300	1,678,950

		13,912,535

Household Durables — 0.2%
Black & Decker Corp. (The)(b)	6,900	288,489
Centex Corp.	11,900	126,616
D.R. Horton, Inc.	31,100	219,877
Fortune Brands, Inc.	17,000	701,760
Harman International Industries, Inc.(b)	6,400	107,072
KB Home(b)	8,200	111,684
Leggett & Platt, Inc.	17,600	267,344
Lennar Corp. (Class A Stock)(b)	13,300	115,311
Newell Rubbermaid, Inc.	32,914	321,899
Pulte Homes, Inc.	20,800	227,344
Snap-On, Inc.	7,000	275,660
Stanley Works (The)	10,500	358,050
Whirlpool Corp.(b)	9,626	398,035

		3,519,141

Household Products — 1.5%
Clorox Co.	15,400	855,624
Colgate-Palmolive Co.	57,500	3,941,050
Kimberly-Clark Corp.	47,100	2,484,054
Procter & Gamble Co.	342,925	21,199,624

		28,480,352

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(a)(b)	75,300	$620,472
Constellation Energy Group, Inc.	17,000	426,530
Dynegy, Inc. (Class A Stock)(a)	48,400	96,800

		1,143,802

Industrial Conglomerates — 1.3%
3M Co.	79,500	4,574,430
General Electric Co.	1,187,800	19,242,360
Textron, Inc.	28,300	392,521
Tyco International Ltd. (Bermuda)	56,415	1,218,564

		25,427,875

Insurance — 1.2%
Aflac, Inc.(b)	54,200	2,484,528
Allstate Corp. (The)	61,600	2,018,016
American International Group, Inc.(b)	295,788	464,387
AON Corp.	30,700	1,402,376
Assurant, Inc.	17,400	522,000
Chubb Corp.	41,000	2,091,000
Cincinnati Financial Corp.	17,837	518,522
Genworth Financial, Inc.	62,800	177,724
Hartford Financial Services Group, Inc.	36,800	604,256
Lincoln National Corp.	28,118	529,743
Loews Corp.	39,775	1,123,644
Marsh & McLennan Cos., Inc.	57,000	1,383,390
MBIA, Inc.(b)	29,800	121,286
MetLife, Inc.	90,700	3,161,802
Principal Financial Group, Inc.	27,400	618,418
Progressive Corp. (The)	75,600	1,119,636
Torchmark Corp.	10,000	447,000
Travelers Cos., Inc. (The)	67,235	3,039,022
Unum Group	40,010	744,186
XL Capital Ltd. (Class A Stock) (Bermuda)	31,000	114,700

		22,685,636

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(a)	35,300	1,810,184
Expedia, Inc.(a)	23,300	191,992

		2,002,176

Internet Software & Services — 0.6%
Akamai Technologies, Inc.(a)	19,200	289,728
eBay, Inc.(a)	124,300	1,735,228
Google, Inc. (Class A Stock)(a)	27,150	8,352,698
Verisign, Inc.(a)	21,600	412,128
Yahoo!, Inc.(a)	150,600	1,837,320

		12,627,102

IT Services — 0.4%
Affiliated Computer Services, Inc. (Class A Stock)(a)	10,400	477,880
Automatic Data Processing, Inc.	57,900	2,277,786
Cognizant Technology Solutions Corp. (Class A Stock)(a)	32,500	586,950
Computer Sciences Corp.(a)	17,200	604,408
Convergys Corp.(a)	17,800	114,098
Fidelity National Information Services, Inc.	21,600	351,432

COMMON STOCKS
(continued)	Shares	Value (Note 2)
IT Services (continued)
Fiserv, Inc.(a)	18,200	$661,934
Mastercard, Inc. (Class A Stock)	8,200	1,172,026
Paychex, Inc.	38,700	1,017,036
Total System Services, Inc.	25,796	361,144
Western Union Co.	81,210	1,164,551

		8,789,245

Leisure Equipment & Products — 0.1%
Eastman Kodak Co.(b)	28,100	184,898
Hasbro, Inc.	15,800	460,886
Mattel, Inc.	41,051	656,816

		1,302,600

Life Sciences Tools & Services — 0.2%
Life Technologies Corp.(a)	19,601	456,899
Millipore Corp.(a)	5,700	293,664
PerkinElmer, Inc.	12,800	178,048
Thermo Fisher Scientific, Inc.(a)	47,700	1,625,139
Waters Corp.(a)	11,300	414,145

		2,967,895

Machinery — 0.8%
Caterpillar, Inc.(b)	67,200	3,001,824
Cummins, Inc.	23,200	620,136
Danaher Corp.	29,000	1,641,690
Deere & Co.	48,600	1,862,352
Dover Corp.	21,400	704,488
Eaton Corp.	20,200	1,004,142
Flowserve Corp.	7,700	396,550
Illinois Tool Works, Inc.	45,500	1,594,775
Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	34,455	597,794
ITT Corp.	20,700	951,993
Manitowoc Co., Inc. (The)	14,600	126,436
PACCAR, Inc.(b)	40,343	1,153,810
Pall Corp.	15,300	434,979
Parker Hannifin Corp.	19,065	811,025

		14,901,994

Media — 1.2%
CBS Corp. (Class B Stock)	83,534	684,143
Comcast Corp. (Class A Stock)	331,890	5,602,304
DIRECTV Group, Inc. (The)(a)(b)	64,500	1,477,695
Gannett Co., Inc.(b)	30,700	245,600
Interpublic Group of Cos., Inc.(a)(b)	67,400	266,904
McGraw-Hill Cos., Inc. (The)	38,100	883,539
Meredith Corp.(b)	4,000	68,480
New York Times Co. (The) (Class A Stock)(b)	15,700	115,081
News Corp. (Class A Stock)	261,100	2,373,399
Omnicom Group, Inc.	36,300	977,196
Scripps Networks Interactive, Inc. (Class A Stock)	12,900	283,800
Time Warner, Inc.	400,500	4,029,030
Viacom, Inc. (Class B Stock)(a)	70,634	1,346,284
Walt Disney Co. (The)	213,400	4,842,046
Washington Post Co. (The) (Class B Stock)	800	312,200

		23,507,701

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Metals & Mining — 0.4%
AK Steel Holding Corp.	11,400	$106,248
Alcoa, Inc.(b)	93,040	1,047,630
Allegheny Technologies, Inc.	13,600	347,208
Freeport-McMoRan Copper & Gold, Inc.	42,394	1,036,109
Newmont Mining Corp.	51,900	2,112,331
Nucor Corp.	36,000	1,663,200
Titanium Metals Corp.(b)	8,600	75,766
United States Steel Corp.(b)	13,400	498,480

		6,886,972

Multiline Retail — 0.3%
Big Lots, Inc.(a)	9,200	133,308
Family Dollar Stores, Inc.	15,900	414,513
J.C. Penney Co., Inc.	25,300	498,410
Kohl’s Corp.(a)	34,600	1,252,520
Macy’s, Inc.(b)	47,874	495,496
Nordstrom, Inc.(b)	20,000	266,200
Sears Holding Corp.(a)(b)	6,042	234,853
Target Corp.(b)	85,800	2,962,673

		6,257,973

Multi-Utilities — 0.7%
Ameren Corp.	23,900	794,914
CenterPoint Energy, Inc.	38,200	482,084
CMS Energy Corp.(b)	28,800	291,168
Consolidated Edison, Inc.	32,600	1,269,118
Dominion Resources, Inc.	65,932	2,363,002
DTE Energy Co.	18,600	663,462
Integrys Energy Group, Inc.	8,820	379,084
NiSource, Inc.	36,800	403,696
PG&E Corp.	40,800	1,579,368
Public Service Enterprise Group, Inc.	57,800	1,686,026
Sempra Energy	27,419	1,168,872
TECO Energy, Inc.	27,900	344,565
Wisconsin Energy Corp.	13,000	545,740
Xcel Energy, Inc.	49,410	916,556

		12,887,655

Office Electronics
Xerox Corp.	99,200	790,624

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	53,254	2,052,942
Apache Corp.	38,014	2,833,183
Cabot Oil & Gas Corp.	11,800	306,800
Chesapeake Energy Corp.	58,500	945,945
Chevron Corp.	229,322	16,962,948
ConocoPhillips	172,877	8,955,029
CONSOL Energy, Inc.	20,800	594,464
Devon Energy Corp.	50,300	3,305,213
El Paso Corp.	79,436	621,984
EOG Resources, Inc.	28,300	1,884,214
Exxon Mobil Corp.	579,940	46,296,609
Hess Corp.	32,200	1,727,208
Marathon Oil Corp.	80,282	2,196,516
Massey Energy Corp.	8,800	121,352
Murphy Oil Corp.	21,100	935,785
Noble Energy, Inc.	19,500	959,790
Occidental Petroleum Corp.	90,900	5,453,091

COMMON STOCKS
(continued)	Shares		Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	30,400		$691,600
Pioneer Natural Resources Co.	12,300		199,014
Range Resources Corp.	17,200		591,508
Southwestern Energy Co.(a)	39,000		1,129,830
Spectra Energy Corp.	69,962		1,101,202
Sunoco, Inc.(b)	14,500		630,170
Tesoro Corp.	20,600		271,302
Valero Energy Corp.	59,500		1,287,580
Williams Cos., Inc.	69,500		1,006,360
XTO Energy, Inc.	62,441		2,202,294

			105,263,933

Paper & Forest Products — 0.1%
International Paper Co.	48,373		570,801
MeadWestvaco Corp.	20,514		229,552
Weyerhaeuser Co.	24,100		737,701

			1,538,054

Personal Products — 0.1%
Avon Products, Inc.	47,600		1,143,828
Estee Lauder Cos., Inc. (The) (Class A Stock)(b)	13,100		405,576

			1,549,404

Pharmaceuticals — 3.6%
Abbott Laboratories	176,900		9,441,153
Allergan, Inc.	35,000		1,411,200
Bristol-Myers Squibb Co.	225,200		5,235,900
Eli Lilly & Co.	113,800		4,582,726
Forest Laboratories, Inc.(a)	34,100		868,527
Johnson & Johnson	316,648		18,945,050
King Pharmaceuticals, Inc.(a)	33,366		354,347
Merck & Co., Inc.	243,700		7,408,480
Mylan, Inc.(a)(b)	33,000		326,370
Pfizer, Inc.(b)	768,945		13,618,016
Schering-Plough Corp.	184,900		3,148,847
Teva Pharmaceutical Industries Ltd. (ADR)(Israel)	—	(m)	12
Watson Pharmaceuticals, Inc.(a)(b)	12,200		324,154
Wyeth	151,700		5,690,267

			71,355,049

Professional Services — 0.1%
Dun & Bradstreet Corp. (The)	5,800		447,760
Equifax, Inc.	13,700		363,324
Monster Worldwide, Inc.(a)(b)	13,100		158,379
Robert Half International, Inc.	20,000		416,400

			1,385,863

Real Estate Investment Trusts — 0.4%
Apartment Investment & Management Co. (Class A Stock)	13,611		157,207
AvalonBay Communities, Inc.	8,700		527,046
Boston Properties, Inc.(b)	13,200		726,000
Developers Diversified Realty Corp.(b)	14,200		69,296
Equity Residential	29,600		882,672
HCP, Inc.(b)	29,300		813,661
Host Hotels & Resorts, Inc.(b)	63,700		482,209
Kimco Realty Corp.(b)	25,200		460,656

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Plum Creek Timber Co., Inc.(b)	19,100	$663,534
ProLogis(b)	26,700	370,863
Public Storage	14,200	1,128,900
Simon Property Group, Inc.	25,600	1,360,128
Vornado Realty Trust	15,100	911,285

		8,553,457

Real Estate Management & Development
CB Richard Ellis Group, Inc.(Class A Stock)(a)	21,600	93,312

Road & Rail — 0.5%
Burlington Northern Santa Fe Corp.	32,100	2,430,291
CSX Corp.	42,100	1,366,987
Norfolk Southern Corp.	42,700	2,009,035
Ryder System, Inc.	6,900	267,582
Union Pacific Corp.(b)	57,900	2,767,620

		8,841,515

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc.(a)(b)	59,000	127,440
Altera Corp.(b)	33,500	559,785
Analog Devices, Inc.	33,000	627,660
Applied Materials, Inc.	148,600	1,505,318
Broadcom Corp. (Class A Stock)(a)	51,150	868,016
Intel Corp.(b)	639,500	9,375,069
KLA-Tencor Corp.	19,700	429,263
Linear Technology Corp.(b)	24,500	541,940
LSI Corp.(a)	72,800	239,512
MEMC Electronic Materials, Inc.(a)	29,400	419,832
Microchip Technology, Inc.	19,800	386,694
Micron Technology, Inc.(a)(b)	104,000	274,560
National Semiconductor Corp.	25,900	260,813
Novellus Systems, Inc.(a)	10,400	128,336
NVIDIA Corp.(a)	63,350	511,235
Teradyne, Inc.(a)	23,500	99,170
Texas Instruments, Inc.	149,100	2,314,032
Xilinx, Inc.	31,400	559,548

		19,228,223

Software — 1.7%
Adobe Systems, Inc.(a)	60,300	1,283,787
Autodesk, Inc.(a)	25,600	503,040
BMC Software, Inc.(a)	21,300	573,183
CA, Inc.	43,264	801,682
Citrix Systems, Inc.(a)	20,700	487,899
Compuware Corp.(a)	31,800	214,650
Electronic Arts, Inc.(a)	32,800	526,112
Intuit, Inc.(a)(b)	38,800	923,052
McAfee, Inc.(a)	13,800	477,066
Microsoft Corp.	883,000	17,165,519
Novell, Inc.(a)	34,200	133,038
Oracle Corp.(a)	434,800	7,709,004
Salesforce.com, Inc.(a)(b)	8,700	278,487
Symantec Corp.(a)	95,478	1,290,863

		32,367,382

Specialty Retail — 0.8%
Abercrombie & Fitch Co.(b)	8,700	200,709
AutoNation, Inc.(a)(b)	16,974	167,703

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Specialty Retail (continued)
AutoZone, Inc.(a)	4,400	$613,668
Bed Bath & Beyond, Inc.(a)(b)	29,600	752,432
Best Buy Co., Inc.	38,425	1,080,127
GameStop Corp. (Class A Stock)(a)(b)	19,400	420,204
Gap, Inc. (The)	53,400	715,026
Home Depot, Inc.	193,150	4,446,313
Lowe’s Cos., Inc.	163,700	3,522,824
Limited Brands, Inc.	31,106	312,304
Office Depot, Inc.(a)(b)	27,800	82,844
RadioShack Corp.	18,700	223,278
Sherwin-Williams Co. (The)(b)	11,200	669,200
Staples, Inc.(b)	73,849	1,323,374
Tiffany & Co.	13,200	311,916
TJX Cos., Inc. (The)(b)	46,900	964,733

		15,806,655

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.(a)	38,400	797,568
Jones Apparel Group, Inc.	12,600	73,836
NIKE, Inc. (Class B Stock)(b)	42,100	2,147,100
Polo Ralph Lauren Corp.	6,500	295,165
VF Corp.	9,600	525,792

		3,839,461

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	57,500	917,700
People’s United Financial, Inc.	39,500	704,285
Sovereign Bancorp, Inc.	82,655	246,312

		1,868,297

Tobacco — 0.9%
Altria Group, Inc.	234,300	3,528,558
Lorillard, Inc.	20,947	1,180,363
Philip Morris International, Inc.	232,800	10,129,128
Reynolds American, Inc.	19,300	777,983
UST, Inc.	16,800	1,165,584

		16,781,616

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	14,700	512,295
W.W. Grainger, Inc.	8,100	638,604

		1,150,899

Wireless Telecommunication Services — 0.1%
American Tower Corp. (Class A Stock)(a)	44,800	1,313,536
Sprint Nextel Corp.(b)	324,677	594,159

		1,907,695

TOTAL COMMON STOCKS (cost $943,231,701)		894,669,192

PREFERRED STOCK
Banking
JPMorgan Chase Capital XXVI (cost $700,000)	28,000	685,720

	Units
RIGHTS
Diversified Financial Services
Fortis (Belgium)(a) (cost $0)	5,951	—	(n)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS — 46.1%	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Aerospace & Defense — 0.2%
BAE Systems Holding, Inc., Gtd. Notes, 144A	Baa2	4.75%	08/15/10	$2,000	$1,988,232
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	6.10%	03/01/11	975	987,223
Goodrich Corp., Sr. Unsec’d. Notes	Baa2	6.80%	07/01/36	811	865,868
Raytheon Co., Sr. Unsec’d. Notes	Baa1	5.50%	11/15/12	625	631,793

					4,473,116

Airlines — 0.2%
American Airlines, Inc., Pass-thru Certs., Ser. 01-1	B1	6.817%	05/23/11	2,420	1,548,800
Continental Airlines, Inc., Pass-thru Certs.	Baa2	6.648%	09/15/17	266	194,431
Continental Airlines, Inc., Pass-thru Certs.(j)	Baa2	6.703%	06/15/21	155	116,402
Delta Air Lines, Inc., Pass-thru Certs.	Baa1	6.821%	08/10/22	467	296,842
Southwest Airlines Co., Sr. Unsec’d. Notes	Baa1	6.50%	03/01/12	965	903,232

					3,059,707

Asset-Backed Securities — 0.9%
American Express Credit Account Master Trust I, Series 2004-4, Class C, 144A(g)	Baa1	1.665%	03/15/12	1,510	1,274,922
American Express Credit Account Master Trust I, Series 2004-C, Class C, 144A(g)	Baa1	1.695%	02/15/12	78	67,163
Amortizing Residential Collateral Trust, Series 2002-BC9, Class M1(g)	A1	2.121%	12/25/32	2,359	1,270,488
Bank of America Credit Card Trust, Series 2006-C5, Class C5(g)	Baa2	1.595%	01/15/16	4,159	1,493,977
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1(g)	Baa2	2.121%	03/25/33	808	482,938
CDC Mortgage Capital Trust, Series 2003-HE1, Class M2(g)	Baa2	3.396%	08/25/33	67	34,777
Centex Home Equity, Series 2005-A, Class M2(g)	Aa2	0.971%	01/25/35	2,250	1,471,265
Citibank Credit Card Issuance Trust, Series 2006-C1, Class C1(g)	Baa2	0.908%	02/20/15	1,500	693,941
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	Aaa	5.12%	07/25/35	1,074	993,612
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	1,660	1,166,153
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M2(g)	A2	0.991%	06/25/36	1,800	782,088
HFC Home Equity Loan Trust, Series 2005-2, Class M2(g)	Aa1	1.00%	01/20/35	558	357,888
MBNA Master Credit Card Trust, Series 1999-J, Class A	Aaa	7.00%	02/15/12	2,370	2,377,312
Morgan Stanley ABS Capital I, Series 2004-NC3, Class M2(g)	A2	2.121%	03/25/34	643	448,971
Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1(g)	Aa2	1.371%	07/25/32	1,443	797,060
Morgan Stanley Dean Witter Capital I, Series 2002-NC4, Class M1(g)	Aaa	1.746%	09/25/32	1,324	786,476
Saxon Asset Securities Trust, Series 2005-2, Class M2(g)	Aa2	0.911%	10/25/35	1,480	659,698
Securitized Asset Backed Receivables LLC, Series 2004-OP1, Class M1(g)	Aa2	0.981%	02/25/34	1,660	974,304
Securitized Asset Backed Receivables LLC, Series 2006-FR3, Class A3(g)	B2	0.721%	05/25/36	1,400	491,251
SVO VOI Mortgage Corp., Series 2005-AA, Class A, 144A	Aaa	5.25%	02/20/21	627	524,053

					17,148,337

Automotive — 0.1%
Johnson Controls, Inc., Sr. Unsec’d. Notes	A3	5.50%	01/15/16	235	182,110
Oshkosh Truck Corp., Bank Loan(j)	Ba3	3.425%	12/06/13	1,761	1,019,780

					1,201,890

Banking — 1.4%
Banco Bradesco (Cayman Islands), Sr. Sub Notes	A2	8.75%	10/24/13	1,690	1,859,000
Bank of America Corp., Jr. Sub. Notes(g)	A2	8.00%	12/29/49	2,100	1,510,505
Bank of America NA, Sub. Notes	Aa2	5.30%	03/15/17	850	807,097
Bank of America NA, Sub. Notes	Aa2	6.00%	10/15/36	1,300	1,380,317
Bank One Corp., Sub. Notes	Aa3	7.875%	08/01/10	2,500	2,620,375
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa2	5.30%	10/30/15	550	529,154
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa2	6.40%	10/02/17	270	280,578
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa2	7.25%	02/01/18	1,135	1,243,797
Citigroup, Inc., Jr. Sub. Notes(b)(g)	Baa2	8.40%	04/29/49	2,000	1,320,580
Citigroup, Inc., Sr. Unsec’d. Notes(b)	A2	6.875%	03/05/38	790	898,931
Citigroup, Inc., Sub. Notes	A3	5.625%	08/27/12	1,900	1,781,111
Citigroup, Inc., Sub. Notes	A3	6.125%	08/25/36	725	649,451
DEPFA ACS Bank (Ireland), 144A	Aa1	5.125%	03/16/37	1,325	959,463

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Banking (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.45%	11/01/12	$580	$553,267
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	765	657,194
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.45%	05/01/36	1,770	1,374,587
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.75%	10/01/37	113	91,741
HSBC Bank USA, Sr. Unsec’d. Notes	Aa2	3.875%	09/15/09	250	249,577
ICICI Bank Ltd. (India), 144A(g)	Baa2	5.29%	01/12/10	1,880	1,555,700
ICICI Bank Ltd. (Singapore), 144A	Baa2	5.75%	11/16/10	1,670	1,418,949
JPMorgan Chase & Co., Jr. Sub. Notes(g)	A1	7.90%	04/29/49	2,000	1,663,660
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa2	4.60%	01/17/11	175	171,905
JPMorgan Chase & Co., Sub. Notes	Aa3	6.50%	01/15/09	1,100	1,099,780
MUFG Capital Finance Group Ltd. (Cayman Islands)	A2	6.346%	07/25/49	800	557,378
Santander Central Hispano Issuances Ltd. (Cayman Islands), Bank Gtd. Notes	Aa2	7.625%	09/14/10	805	786,271
Wells Fargo Bank, Sub. Notes	Aa2	6.45%	02/01/11	90	93,289
Wells Fargo Capital XIII, Bank Gtd. Notes, M.T.N.(g)	A1	7.70%	12/29/49	1,000	825,311

					26,938,968

Brokerage — 0.3%
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(l)	NR	6.50%	07/19/17	514	51
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, M.T.N.(l)	NR	5.25%	02/06/12	1,850	175,750
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, M.T.N.(l)	NR	6.875%	05/02/18	700	66,500
Merrill Lynch & Co., Inc., Notes, M.T.N.(b)	A2	6.875%	04/25/18	1,230	1,286,612
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	4.79%	08/04/10	375	364,587
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, M.T.N.(b)	A2	4.25%	02/08/10	1,470	1,436,840
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, M.T.N.	A2	5.00%	01/15/15	190	183,262
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, M.T.N.	A2	5.77%	07/25/11	355	350,785
Morgan Stanley Group, Inc., Sr. Unsec’d. Notes, M.T.N.	A2	5.25%	11/02/12	30	27,284
Morgan Stanley Group, Inc., Sr. Unsec’d. Notes, M.T.N.	A2	5.45%	01/09/17	670	552,269
Morgan Stanley Group, Inc., Sr. Unsec’d. Notes, M.T.N.(b)	A2	5.75%	10/18/16	1,860	1,562,907
Morgan Stanley Group, Inc., Sr. Unsec’d. Notes, M.T.N.	A2	5.95%	12/28/17	600	497,989

					6,504,836

Building Materials & Construction — 0.1%
American Standard, Inc., Gtd. Notes(b)	Baa3	7.625%	02/15/10	1,000	999,991
Hanson PLC (United Kingdom), Gtd. Notes	Ba3	7.875%	09/27/10	1,270	512,905
Lafarge SA (France), Sr. Unsec’d. Notes	Baa2	6.15%	07/15/11	1,100	957,749

					2,470,645

Cable — 0.4%
AT&T Broadband, Gtd. Notes	Baa2	9.455%	11/15/22	115	128,841
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	6.75%	03/15/11	1,195	1,163,233
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3	7.875%	08/15/09	1,160	1,140,267
Insight Midwest Holdings LLC, Bank Loan(j)	B1	3.66%	10/06/13	1,216	978,545
Tele-Communications, Inc., Gtd. Notes	Baa2	9.875%	06/15/22	1,440	1,710,054
Time Warner Cable, Inc., Gtd. Notes(b)	Baa2	5.40%	07/02/12	2,410	2,250,331

					7,371,271

Capital Goods — 0.3%
Caterpillar Financial Service Corp., Sr. Unsec’d. Notes, M.T.N.	A2	5.50%	03/15/16	780	742,240
Caterpillar, Inc., Sr. Unsec’d. Notes	A2	7.25%	09/15/09	1,000	1,018,197
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	5.80%	10/15/12	460	384,803
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	6.375%	10/15/17	1,198	831,426
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	7.00%	10/15/37	390	214,803
FedEx Corp., Gtd. Notes	Baa2	7.25%	02/15/11	480	487,622
General Electric Co., Sr. Unsec’d. Notes	Aaa	5.25%	12/06/17	320	319,023
Sensata Technologies, Bank Loan(j)	B1	5.258%	04/27/13	1,379	689,394
United Technologies Corp., Sr. Unsec’d. Notes(e)	A2	6.35%	03/01/11	810	856,452
United Technologies Corp., Sr. Unsec’d. Notes(c)(e)	A2	8.875%	11/15/19	375	496,799

					6,040,759

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Chemicals — 0.4%
Dow Chemical Co., Sr. Unsec’d. Notes	Baa1	5.97%	01/15/09	$430	$430,011
Dow Chemical Co., Sr. Unsec’d. Notes	Baa1	6.125%	02/01/11	690	690,936
Huntsman LLC, Sec’d. Notes	Ba1	11.625%	10/15/10	2,000	1,750,000
ICI Wilmington, Inc., Gtd. Notes	A3	5.625%	12/01/13	780	751,996
Lubrizol Corp., Gtd. Notes	Baa2	4.625%	10/01/09	1,090	1,070,641
PPG Industries, Inc., Sr. Unsec’d. Notes	A3	5.75%	03/15/13	3,500	3,461,275
Union Carbide Corp., Sr. Unsec’d. Notes	Ba2	7.50%	06/01/25	500	411,214

					8,566,073

Collateralized Mortgage Obligations — 0.6%
Bank of America Alternative Loan Trust, Series 2005-12, Class 3CB1	Aaa	6.00%	01/25/36	3,495	2,723,607
Bank of America Mortgage Securities, Inc., Series 2005-A, Class 2A1(g)	Aaa	4.443%	02/25/35	1,087	721,510
Bank of America Mortgage Securities, Inc., Series 2005-B, Class 2A1(g)	Aaa	4.386%	03/25/35	1,077	658,303
Chase Mortgage Finance Corp., Series 2007-A1, Class 1A5(g)	Aaa	4.884%	02/25/37	2,853	2,178,208
Countrywide Alternative Loan Trust, Pass-Thru Certificates, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	1,566	1,427,916
JPMorgan Chase Commerical Mortgage Securities Corp., Series 2007-A1, Class 4A1(g)	Aaa	4.066%	07/25/35	2,240	1,629,100
Master Alternative Loans Trust, Pass-Thru Certificates, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	428	396,293
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A3(g)	Aaa	5.365%	02/25/34	969	601,941
Washington Mutual Alternative Loan Trust, Mortgage Pass-Thru Certificates, Series 2005-1, Class 3A	AAA(d)	5.00%	03/25/20	947	759,611

					11,096,489

Commercial Mortgage Backed Securities — 4.5%
Bank of America Commercial Mortgage, Inc., Series 2003-2, Class A3(g)	AAA(d)	4.873%	03/11/41	3,350	3,063,279
Bank of America Commercial Mortgage, Inc., Series 2004-2, Class A4	Aaa	4.153%	11/10/38	3,680	3,377,779
Bank of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(d)	4.967%	11/10/42	975	827,490
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A3A	Aaa	5.60%	07/10/46	2,000	1,423,153
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A2(g)	Aaa	5.658%	06/10/49	5,730	4,524,822
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class AAB(g)	Aaa	4.823%	02/13/42	2,250	1,783,301
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class AAB(g)	Aaa	5.135%	10/12/42	3,000	2,457,740
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, 144A(g)	A-(d)	5.44%	09/15/30	890	790,206
Commercial Mortgage Load Trust, Series 2008-LS1, Class A2(g)	Aaa	6.020%	12/10/49	2,100	1,658,043
Commercial Mortgage Pass-Thru Certificate, Series 2004-LB2A, Class X2, I/O, 144A(g)	AAA(d)	0.85%	03/10/39	11,829	175,963
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,500	1,367,289
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4(g)	AAA(d)	5.10%	08/15/38	3,000	2,454,909
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4(g)	AAA(d)	5.552%	02/15/39	4,330	3,515,706
CW Capital Cobalt Ltd., Series 2007-C3, Class A3(g)	AAA(d)	5.82%	05/15/46	2,100	1,376,376
DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A1B	AAA(d)	7.62%	06/10/33	3,056	3,058,297
GE Commercial Mortgage Corp., Series 2004-C2, Class X2, I/O, 144A(g)	Aaa	0.53%	03/10/40	22,735	250,676
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(d)	4.697%	05/10/43	2,610	2,115,880
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5(g)	Aaa	5.224%	04/10/37	3,600	2,958,491
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2000-C10, Class A2(g)	Aaa	7.371%	08/15/32	5,832	5,818,766
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class ASB(g)	Aaa	4.853%	03/15/46	4,000	3,359,583
JPMorgan Chase Commerical Mortgage Securities Corp., Series 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	6,380	5,195,662

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Commercial Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4(g)	Aaa	5.179%	12/15/44	$3,630	$2,909,190
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	2,000	1,523,830
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class X2 I/O(g)	Aaa	0.07%	04/15/43	143,712	468,945
Keycorp., Series 2000-C1, Class A2(g)	Aaa	7.727%	05/17/32	9,668	9,668,159
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	2,720	2,513,318
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A5(g)	AAA(d)	4.826%	08/15/29	5,000	4,456,330
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	Aaa	4.739%	07/15/30	695	561,686
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AAB	Aaa	5.341%	09/15/39	4,280	3,216,352
Merrill Lynch Mortgage Trust, Series 2004-Key 2, Class A3	Aaa	4.615%	08/12/39	1,900	1,693,519
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4(g)	Aaa	5.909%	06/12/46	2,210	1,770,685
Morgan Stanley Capital I, Series 2006-IQ11, Class A4(g)	AAA(d)	5.772%	10/15/42	2,600	2,134,096
Morgan Stanley Capital I, Series 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,400	3,148,583
Morgan Stanley Capital I, Series 2007-T27, Class AAB(g)	AAA(d)	5.65%	06/11/42	1,040	777,902
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	1,700	1,508,101

					87,904,107

Consumer — 0.2%
Avon Products, Inc., Sr. Unsec’d. Notes	A2	5.75%	03/01/18	1,400	1,317,242
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	04/15/18	1,600	1,287,037
Whirlpool Corp., Sr. Unsec’d. Notes	Baa2	6.125%	06/15/11	1,045	930,542

					3,534,821

Electric — 1.3%
Appalachian Power Co., Sr. Unsec’d. Notes	Baa2	4.40%	06/01/10	790	773,050
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.25%	08/01/16	170	136,692
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375%	10/15/11	1,250	1,176,654
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.35%	10/01/36	530	436,180
Carolina Power & Light Co., First Mtge. Bonds	A2	5.25%	12/15/15	660	669,555
CenterPoint Energy Houston Electric LLC, Mtge. Bonds	Baa2	5.70%	03/15/13	1,070	1,018,343
CenterPoint Energy Houston Electric LLC, Mtge. Bonds	Baa2	6.95%	03/15/33	300	275,829
Consolidated Edison, Inc., Sr. Unsec’d. Notes	A1	5.375%	12/15/15	820	804,864
Consolidated Edison, Inc., Sr. Unsec’d. Notes	A1	6.75%	04/01/38	130	138,901
Consumers Energy Co., First Mtge. Bonds, Series D	Baa1	5.375%	04/15/13	435	428,095
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	5.125%	12/15/09	1,255	1,252,238
Duke Energy Carolinas LLC, First Mtge. Bond	A2	6.05%	04/15/38	530	581,415
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	6.10%	06/01/37	920	966,474
E.ON International Finance BV, Gtd. Notes, 144A	A2	6.65%	04/30/38	930	863,824
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.00%	05/15/35	845	579,220
Empresa Nacional de Electricidad S.A. (Chile), Unsec’d. Notes	Baa3	8.50%	04/01/09	1,350	1,372,777
Empresa Nacional de Electricidad S.A. (Chile), Unsub. Notes	Baa3	8.625%	08/01/15	1,160	1,254,846
Energy East Corp., Sr. Unsec’d. Notes	Baa2	6.75%	09/15/33	140	112,583
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.90%	06/15/15	195	159,867
Florida Power & Light Co., First Mtge. Bond	Aa3	5.95%	10/01/33	380	420,112
Georgia Power Co., Sr. Unsec’d. Notes, Series B	A2	5.70%	06/01/17	470	469,970
Indiana Michigan Power Co., Sr. Unsec’d. Notes	Baa2	5.05%	11/15/14	575	517,971
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.75%	04/01/18	210	204,845
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.95%	05/15/37	325	294,695
Nevada Power Co., Mtge. Bond	Baa3	6.50%	05/15/18	1,210	1,164,823
NiSource Finance Corp., Gtd. Notes	Baa3	5.45%	09/15/20	500	267,796
NRG Energy, Bank Loan(j)	Ba1	1.359%	02/01/13	439	379,414
NRG Energy, Bank Loan(j)	Ba1	2.675%	02/01/13	891	769,995
NSTAR Electric Co., Sr. Unsec’d. Notes	A1	4.875%	04/15/14	730	730,788
Oncor Electric Delivery Co., Sr. Sec’d. Notes	Baa3	6.375%	01/15/15	465	445,407
Oncor Electric Delivery Co., Sr. Sec’d. Notes	Baa3	7.00%	09/01/22	545	509,252

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Electric (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.05%	03/01/34	$1,610	$1,709,915
PPL Electric Utilities Corp., Sr. Sec’d. Notes	A3	6.25%	08/15/09	1,900	1,910,943
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.95%	05/15/18	135	109,857
Public Service Electric & Gas Co., Sec’d. Notes, M.T.N.	A3	5.80%	05/01/37	515	481,965
Southern California Edison Co., First Mtge. Bond	A2	4.65%	04/01/15	610	608,327
Texas Competitive Electric Holdings Co. LLC, Bank Loan(j)	Ba3	5.582%	10/10/14	988	682,609
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	263	232,879
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	6.50%	07/01/36	445	408,564

					25,321,534

Energy — Integrated 0.1%
Phillips Petroleum Co., Sr. Unsec’d. Notes	A1	8.75%	05/25/10	1,900	2,002,475
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.50%	07/18/16	1,365	709,800

					2,712,275

Energy — Other 0.3%
Devon Energy Corp., Gtd. Notes	Baa1	7.875%	09/30/31	280	308,309
Halliburton Co., Sr. Unsec’d. Notes	A2	5.50%	10/15/10	200	204,276
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.40%	05/15/37	195	152,584
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,450	1,014,133
Valero Energy Corp., Sr. Unsec’d. Notes	Baa2	6.625%	06/15/37	250	183,876
Weatherford International, Inc. (Bermuda), Gtd. Notes	Baa1	6.50%	08/01/36	25	18,767
Weatherford International, Inc., Gtd. Notes	Baa1	6.35%	06/15/17	895	763,825
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.00%	11/15/13	1,660	1,661,268
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.25%	08/01/17	565	542,557

					4,849,595

Foods — 0.6%
Aramark Corp. Bank Loan(j)	Ba3	3.334%	01/26/14	1,658	1,359,741
Aramark Corp. Bank Loan(j)	Ba3	5.787%	01/26/14	105	86,384
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.35%	04/15/14	1,000	717,415
Cargill, Inc., Sr. Unsec’d. Notes, 144A	A2	6.00%	11/27/17	650	582,819
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	7.875%	09/15/10	585	605,327
Delhaize Group (Belgium), Sr. Unsec’d. Notes(b)	Baa3	6.50%	06/15/17	460	417,677
Dr Pepper Snapple Group, Inc., Gtd. Notes, 144A	Baa3	6.82%	05/01/18	530	522,767
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	02/15/12	975	1,011,434
Kellogg Co., Sr. Unsec’d. Notes	A3	6.60%	04/01/11	1,285	1,344,880
Kroger Co. (The), Gtd. Notes	Baa2	6.75%	04/15/12	215	217,012
Kroger Co. (The), Gtd. Notes	Baa2	6.80%	04/01/11	575	593,693
McDonald’s Corp., Sr. Unsec’d. Notes, M.T.N.	A3	6.30%	03/01/38	1,140	1,257,426
Tricon Global Restaurants, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	235	238,029
Tyson Foods, Inc., Gtd. Notes	Ba3	7.85%	04/01/16	785	580,900
Whitman Corp., Sr. Unsec’d. Notes	Baa1	6.375%	05/01/09	1,645	1,652,826

					11,188,330

Foreign Government Bonds — 0.2%
DP World Ltd., Bonds, 144A	A1	6.85%	07/02/37	1,610	829,259
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes,144A	Aaa	4.10%	12/17/13	1,495	1,543,528
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	343,420
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	A3	6.299%	05/15/17	2,100	1,197,000

					3,913,207

Gaming
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.50%	07/01/10	970	615,950

Healthcare & Pharmaceutical — 0.9%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.875%	05/15/16	1,100	1,191,374
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	09/15/12	915	856,725

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Healthcare & Pharmaceutical (continued)
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.45%	09/15/37	$480	$545,606
Community Health Systems, Bank Loan(j)	Ba3	3.404%	07/25/14	81	62,955
Community Health Systems, Bank Loan(j)	Ba3	4.445%	07/25/14	1,588	1,230,959
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	6.00%	10/15/17	1,100	1,085,157
DaVita, Inc., Bank Loan(j)	Ba1	3.295%	10/05/12	1,200	1,043,143
Genentech, Inc., Sr. Unsec’d. Notes	A1	4.75%	07/15/15	270	271,637
GlaxoSmithKline Capital, Inc., Gtd. Notes(c)	A1	5.65%	05/15/18	780	819,256
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	840	949,061
HCA, Inc., Bank Loan(j)	Ba3	3.709%	11/18/13	1,960	1,532,475
HCA, Inc., Sr. Sec’d. Notes	B2	9.25%	11/15/16	1,925	1,766,188
Health Management Associates, Inc. Term B, Bank Loan(j)	B1	3.209%	02/28/14	1,135	694,061
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa3	5.625%	12/15/15	560	471,311
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.75%	11/15/36	65	68,447
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.95%	12/01/28	205	218,331
Schering-Plough Corp., Sr. Unsec’d. Notes	Baa1	5.55%	12/01/13	695	700,082
Schering-Plough Corp., Sr. Unsec’d. Notes	Baa1	6.00%	09/15/17	842	833,503
Schering Plough Corp., Sr. Unsec’d. Notes	Baa1	6.55%	09/15/37	330	332,651
Teva Pharmaceutical Finance LLC (Israel), Gtd. Notes	Baa2	6.15%	02/01/36	115	113,694
Wyeth, Sr. Unsec’d. Notes	A3	5.50%	03/15/13	1,165	1,186,690
Wyeth, Sr. Unsec’d. Notes	A3	5.95%	04/01/37	1,645	1,826,421
Wyeth, Sr. Unsec’d. Notes	A3	6.45%	02/01/24	60	67,663

					17,867,390

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	A3	5.75%	06/15/11	430	420,033
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.625%	06/15/36	480	399,566
Cigna Corp., Sr. Unsec’d. Notes	Baa2	6.15%	11/15/36	640	486,977
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	2,200	1,307,097
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.25%	03/15/11	1,470	1,382,188
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	06/15/17	115	103,549
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.50%	06/15/37	400	335,741
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	410	345,605
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	02/15/38	430	376,512
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.00%	12/15/14	1,085	942,446
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.25%	01/15/16	335	296,561

					6,396,275

Insurance — 0.4%
American International Group, Inc., Jr. Sub. Debs., 144A(g)	Baa1	8.175%	05/15/58	860	334,562
American International Group, Inc., Jr. Sub. Notes	Baa1	6.25%	03/15/37	260	97,181
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.25%	05/15/13	1,355	998,616
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.05%	10/01/15	125	83,821
American International Group, Inc., Sr. Unsec’d. Notes, M.T.N.	A3	5.85%	01/16/18	1,620	1,085,861
AXA SA (France), Sub. Notes	A3	8.60%	12/15/30	230	150,599
Berkshire Hathaway, Inc., Gtd. Notes	Aaa	4.75%	05/15/12	425	436,274
Liberty Mutual Group, Bonds, 144A	Baa2	7.00%	03/15/34	910	540,188
Lincoln National Corp., Sr. Unsec’d. Notes	A3	6.30%	10/09/37	476	289,108
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	Baa2	5.15%	09/15/10	335	326,098
MetLife, Inc., Sr. Unsec’d. Notes	A2	5.70%	06/15/35	1,185	964,975
MetLife, Inc., Sr. Unsec’d. Notes	A2	6.125%	12/01/11	435	429,060
MetLife, Inc., Sr. Unsec’d. Notes	A2	6.375%	06/15/34	85	70,364
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.75%	06/20/36	740	770,377
W.R. Berkley Corp., Sr. Unsub. Notes	Baa2	5.60%	05/15/15	705	590,687
W.R. Berkley Corp., Sr. Unsub. Notes	Baa2	6.15%	08/15/19	575	521,729
XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.25%	09/15/14	110	61,088

					7,750,588

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Lodging — 0.1%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa3	6.25%	02/15/13	$1,585	$1,093,650
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa3	6.75%	05/15/18	2,700	1,485,000

					2,578,650

Media & Entertainment — 0.2%
Idearc, Inc., Bank Loan(j)	B2	1.97%	11/17/13	1,000	325,000
Idearc, Inc., Bank Loan(j)	B2	3.575%	11/17/14	473	144,126
News America Holdings, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,265	1,268,818
Time Warner, Inc., Gtd. Notes	Baa2	6.75%	04/15/11	725	707,871
Time Warner, Inc., Gtd. Notes	Baa2	7.25%	10/15/17	745	683,772
Time Warner, Inc., Sr. Unsec’d. Notes	Baa2	9.15%	02/01/23	625	666,564
Viacom, Inc., Sr. Unsec’d. Notes	Baa3	6.75%	10/05/37	290	223,527
Viacom, Inc., Sr. Unsec’d. Notes	Baa3	6.875%	04/30/36	580	458,361

					4,478,039

Metals — 0.1%
Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB(d)	4.50%	05/15/13	255	186,934
Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB(d)	5.00%	06/01/15	755	559,055
Alcoa, Inc., Sr. Unsec’d. Notes	Baa1	5.90%	02/01/27	70	46,045
Rio Tinto Finance USA Ltd., Gtd. Notes	Baa1	5.875%	07/15/13	500	398,257
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.50%	07/27/35	120	89,784
United States Steel Corp., Sub. Notes	Baa3	5.65%	06/01/13	540	403,899

					1,683,974

Mortgage Backed Securities — 19.4%
Federal Home Loan Mortgage Corp.		4.50%	02/01/19-07/01/20	6,429	6,598,175
Federal Home Loan Mortgage Corp.		5.00%	07/01/18-05/01/34	11,658	11,998,276
Federal Home Loan Mortgage Corp.		5.00%	TBA 30 YR	2,500	2,554,688
Federal Home Loan Mortgage Corp.(g)		5.222%	12/01/35	3,099	3,147,534
Federal Home Loan Mortgage Corp.(g)		5.525%	06/01/36	2,926	2,979,118
Federal Home Loan Mortgage Corp.		5.50%	12/01/33-05/01/38	13,732	14,081,375
Federal Home Loan Mortgage Corp.		5.50%	TBA 30 YR	36,500	37,355,487
Federal Home Loan Mortgage Corp.		6.00%	03/01/32-12/01/33	3,020	3,128,362
Federal Home Loan Mortgage Corp.		6.50%	12/01/14-09/01/16	387	402,009
Federal Home Loan Mortgage Corp.		7.00%	05/01/31-09/01/33	4,722	4,962,526
Federal National Mortgage Association		4.00%	06/01/19	2,274	2,311,760
Federal National Mortgage Association(g)		4.142%	07/01/33	1,004	1,010,185
Federal National Mortgage Association		4.50%	11/01/18-01/01/35	14,811	15,165,378
Federal National Mortgage Association		5.00%	10/01/18-05/01/38	17,914	18,343,841
Federal National Mortgage Association		5.00%	TBA 30 YR	50,000	51,046,899
Federal National Mortgage Association		5.50%	03/01/16-01/01/38	55,472	57,004,060
Federal National Mortgage Association		5.50%	TBA 15 YR	2,000	2,059,376
Federal National Mortgage Association		5.50%	TBA 30 YR	14,250	14,606,250
Federal National Mortgage Association(g)		5.894%	06/01/37	5,974	6,146,895
Federal National Mortgage Association(g)		5.95%	07/01/37	4,829	4,966,699
Federal National Mortgage Association		6.00%	04/01/13-08/01/38	29,891	30,876,338
Federal National Mortgage Association		6.00%	TBA 30 YR	44,500	45,807,188
Federal National Mortgage Association		6.50%	07/01/17-01/01/37	10,792	11,233,993
Federal National Mortgage Association		7.00%	08/01/11-07/01/32	981	1,035,945
Federal National Mortgage Association		7.50%	05/01/12-05/01/32	759	798,167
Government National Mortgage Association		5.50%	08/15/33-04/15/36	9,849	10,173,378
Government National Mortgage Association		6.00%	11/15/23-03/15/37	5,392	5,573,216
Government National Mortgage Association		6.00%	TBA 30 YR	7,000	7,220,934
Government National Mortgage Association		6.50%	10/15/23-09/15/36	5,940	6,224,617
Government National Mortgage Association		7.00%	09/15/31	146	154,640
Government National Mortgage Association		8.00%	01/15/24-04/15/25	146	155,049

					379,122,358

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Non Captive Finance — 0.6%
Capital One Bank, Sr. Sub. Notes	A3	6.50%	06/13/13	$10	$8,911
Capital One Financial Corp., Sr. Unsec’d. Notes, M.T.N.	A3	5.70%	09/15/11	570	531,528
CIT Group, Inc., Sr. Unsec’d. Notes	Baa1	4.25%	02/01/10	195	178,771
Countrywide Financial Corp., Gtd. Notes, M.T.N.	Aa2	5.80%	06/07/12	1,160	1,130,597
General Electric Capital Corp., Sr. Unsec’d. Notes, M.T.N.(c)	Aaa	5.55%	05/04/20	1,875	1,792,742
General Electric Capital Corp., Sr. Unsec’d. Notes, M.T.N.(b)	Aaa	5.875%	01/14/38	970	949,494
Household Finance Corp., Sr. Unsec’d. Notes	Aa3	4.75%	05/15/09	370	369,862
HSBC Finance Corp., Sr. Unsec’d. Notes	Aa3	5.70%	06/01/11	585	570,484
International Lease Finance Corp., Sr. Unsec’d. Notes	Baa1	3.50%	04/01/09	750	712,130
International Lease Finance Corp., Sr. Unsec’d. Notes(b)	Baa1	6.375%	03/25/13	1,750	1,188,768
SLM Corp., Sr. Unsec’d. Notes, M.T.N.	Baa2	8.45%	06/15/18	4,725	3,735,685

					11,168,972

Paper — 0.1%
Domtar Corp., Bank Loan(j)	Baa3	3.251%	03/05/14	952	636,508
Plum Creek Timberlands LP, Gtd. Notes	Baa3	5.875%	11/15/15	515	420,631

					1,057,139

Pipelines & Other — 0.5%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa3	4.00%	10/15/09	1,815	1,777,584
Duke Energy Field Services Corp., Sr. Unsec’d. Notes	Baa2	7.875%	08/16/10	1,830	1,799,104
Enterprise GP Holdings LP, Bank Loan(j)	Ba2	5.357%	11/08/14	1,000	810,000
Enterprise Products Operating LP, Gtd. Notes	Baa3	4.625%	10/15/09	710	687,664
Enterprise Products Operating LP, Gtd. Notes	Baa3	6.875%	03/01/33	140	107,318
ONEOK Partners LP, Gtd. Notes	Baa2	6.65%	10/01/36	405	313,804
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.00%	02/01/13	80	76,804
Spectra Energy Capital LLC, Gtd. Notes	Baa1	6.20%	04/15/18	3,310	2,872,253
Spectra Energy Capital LLC, Sr. Unsec’d. Notes	Baa1	6.25%	02/15/13	205	195,056
TransCanada Pipelines Ltd., Sr. Unsec’d. Notes	A3	7.25%	08/15/38	420	418,077

					9,057,664

Railroads — 0.2%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.70%	08/01/28	735	719,294
CSX Corp. , Sr. Unsec’d. Notes	Baa3	6.15%	05/01/37	690	552,146
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.59%	05/17/25	630	564,673
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	7.80%	05/15/27	24	26,173
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	3.625%	06/01/10	1,395	1,382,826
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.65%	01/15/11	760	757,348

					4,002,460

Real Estate Investments Trusts — 0.3%
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.75%	04/01/12	1,405	1,053,369
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	Baa2	7.25%	03/15/09	1,595	1,575,799
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.45%	06/01/12	545	444,091
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	6.30%	06/01/13	650	523,482
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.75%	05/01/12	1,625	1,299,010
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	2,700	1,824,396

					6,720,147

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.75%	08/15/11	1,240	1,244,288
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.75%	06/01/17	1,580	1,487,521
Federated Retail Holdings, Inc., Gtd. Notes	Baa3	5.35%	03/15/12	815	605,360
Federated Retail Holdings, Inc., Gtd. Notes	Baa3	5.90%	12/01/16	100	60,711
Home Depot, Inc., Sr. Unsec’d. Notes	Baa1	5.875%	12/16/36	315	246,992
May Department Stores Co., Gtd. Notes	Baa3	6.65%	07/15/24	60	32,934
Nordstrom, Inc., Sr. Unsec’d. Notes	Baa1	6.25%	01/15/18	4,500	3,160,732
Target Corp., Sr. Unsec’d. Notes	A2	7.00%	01/15/38	1,475	1,367,023
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.25%	09/01/35	235	233,981

					8,439,542

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Structured Notes — 0.1%
CDX North America High Yield, Sec’d. Notes, Series 10-T, 144A	B3	8.875%	06/29/13	$2,200	$1,980,000

Technology — 0.5%
Computer Sciences Corp., Sr. Unsec’d. Notes, 144A	Baa1	6.50%	03/15/18	1,700	1,464,423
Dell, Inc., Sr. Unsec’d. Notes	A2	4.70%	04/15/13	1,565	1,472,279
Electronic Data Systems Corp., Sr. Unsec’d. Notes	A2	7.45%	10/15/29	120	129,998
First Data Corp., Bank Loan(j)	Ba3	3.211%	09/24/14	1,086	694,812
First Data Corp., Bank Loan(j)	Ba3	3.211%	09/24/14	1,481	947,471
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	960	901,954
Flextronics International Ltd. (Singapore), Bank Loan(j)	Ba1	6.155%	10/01/14	767	480,701
Flextronics International Ltd. (Singapore), Bank Loan(j)	Ba1	7.069%	10/01/14	220	138,133
Intuit, Inc., Sr. Unsec’d. Notes	Baa2	5.40%	03/15/12	575	522,549
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	5.875%	07/15/10	1,800	1,646,999
Metavante Corp., Bank Loan(j)	Ba2	4.942%	11/01/14	993	734,450
Motorola, Inc., Sr. Unsec’d. Notes	Baa2	8.00%	11/01/11	48	40,055
Oracle Corp., Sr. Unsec’d. Notes	A2	6.50%	04/15/38	620	682,595

					9,856,419

Telecommunications — 1.4%
America Movil SA de CV (Mexico), Gtd. Notes	A3	6.375%	03/01/35	630	534,247
AT&T Corp., Gtd. Notes(c)	A2	8.00%	11/15/31	1,400	1,758,589
AT&T Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.125%	05/01/12	800	857,895
AT&T Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.75%	03/01/31	1,235	1,543,856
BellSouth Corp., Sr. Unsec’d. Notes	A2	4.20%	09/15/09	1,365	1,370,355
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	9.125%	12/15/30	1,415	1,504,063
Cingular Wireless LLC, Sr. Unsec’d. Notes	A2	7.125%	12/15/31	535	562,264
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.75%	06/15/30	345	425,434
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%	06/01/16	350	269,500
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.995%	06/01/36	1,645	1,110,375
France Telecom SA (France), Sr. Unsec’d. Notes	A3	8.50%	03/01/31	360	451,977
PCCW HKT Capital Ltd., Gtd. Notes, 144A	Baa2	8.00%	11/15/11	2,275	2,222,584
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.00%	08/03/09	2,000	1,960,000
Qwest Capital Funding, Inc., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	2,000	1,850,000
Rogers Communications, Inc. , Gtd. Notes	Baa3	6.80%	08/15/18	1,120	1,131,683
Royal KPN NV (Netherlands), Sr. Unsec’d. Notes	Baa2	8.00%	10/01/10	645	650,936
SBC Communications, Inc., Sr. Unsec’d. Notes	A2	4.125%	09/15/09	1,335	1,340,470
SBC Communications, Inc., Sr. Unsec’d. Notes	A2	5.30%	11/15/10	1,180	1,199,443
Telecom Italia Capital SA, Gtd. Notes	Baa2	6.999%	06/04/18	1,000	811,250
Telecom Italia Finance (Luxembourg), Gtd. Notes	Baa2	5.25%	11/15/13	170	129,625
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	229,222
TELUS Corp. (Cananda), Sr. Unsec’d. Notes	Baa1	8.00%	06/01/11	1,500	1,491,882
US Cellular Corp., Sr. Unsec’d. Notes	Baa2	6.70%	12/15/33	255	183,778
Verizon Communications, Inc., Sr. Unsec’d. Notes(b)	A3	6.10%	04/15/18	3,500	3,487,368
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.25%	04/01/37	105	108,728
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	7.75%	02/15/10	950	970,914

					28,156,438

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.70%	11/10/18	1,315	1,421,292
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	830	832,375
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	6.75%	06/15/17	910	722,345
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.25%	06/15/37	345	232,312

					3,208,324

U.S. Government Agency Obligations — 2.9%
Federal Farm Credit Bank		3.875%	10/07/13	2,480	2,635,878
Federal Farm Credit Bank		4.75%	05/07/10	280	294,637
Federal Farm Credit Bank		4.875%	01/17/17	845	952,274
Federal Home Loan Bank		4.75%	04/24/09	3,655	3,705,406

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. Government Agency Obligations (continued)
Federal Home Loan Bank	5.00%	11/17/17	$800	$917,199
Federal Home Loan Bank	5.625%	06/11/21	2,320	2,673,232
Federal Home Loan Bank	5.75%	05/15/12	6,915	7,754,115
Federal Home Loan Mortgage Corp.	4.125%	09/27/13	2,325	2,505,250
Federal Home Loan Mortgage Corp.(b)	4.875%	06/13/18	1,015	1,166,529
Federal Home Loan Mortgage Corp.	5.25%	07/18/11-04/18/16	5,610	6,257,858
Federal National Mortgage Association	2.875%	12/11/13	8,175	8,373,432
Federal National Mortgage Association	3.625%	08/15/11	8,125	8,611,662
Federal National Mortgage Association	4.875%	05/18/12	500	544,485
Federal National Mortgage Association	6.125%	03/15/12	1,220	1,385,638
General Electric Capital Corp., FDIC Gtd. Notes.	3.00%	12/09/11	7,690	7,950,307
Tennessee Valley Authority, Notes	4.50%	04/01/18	1,390	1,533,447
Tennessee Valley Authority, Series B	5.88%	04/01/36	85	109,446

				57,370,795

U.S. Treasury Securities — 5.4%
United States Treasury Bonds(b)	4.375%	02/15/38	1,005	1,346,072
United States Treasury Bonds	4.50%	05/15/38	1,990	2,716,040
United States Treasury Bonds	6.00%	02/15/26	370	516,381
United States Treasury Bonds	6.125%	08/15/29	315	462,361
United States Treasury Bonds(b)	6.25%	08/15/23	10,640	14,511,961
United States Treasury Bonds(b)	7.50%	11/15/16	3,110	4,246,120
United States Treasury Bonds	7.875%	02/15/21	1,900	2,823,875
United States Treasury Bonds(c)	8.125%	05/15/21-08/15/21	2,395	3,634,765
United States Treasury Bonds(b)	8.875%	08/15/17	3,350	4,987,051
United States Treasury Inflation Index	0.63%	04/15/13	430	411,586
United States Treasury Inflation Index	0.88%	04/15/10	1,475	1,386,463
United States Treasury Inflation Index	1.375%	07/15/18	1,678	1,569,119
United States Treasury Inflation Index	1.625%	01/15/15-01/15/18	1,835	1,715,745
United States Treasury Inflation Index	1.75%	01/15/28	626	578,035
United States Treasury Inflation Index(b)	1.875%	07/15/13-07/15/15	4,282	4,034,291
United States Treasury Inflation Index(b)	2.00%	04/15/12-01/15/26	11,151	10,584,098
United States Treasury Inflation Index	2.375%	04/15/11-01/15/27	3,504	3,460,683
United States Treasury Inflation Index	2.50%	07/15/16	858	851,428
United States Treasury Inflation Index	2.625%	07/15/17	674	690,916
United States Treasury Inflation Index	3.00%	07/15/12	1,379	1,352,003
United States Treasury Inflation Index	3.375%	01/15/12-04/15/32	604	655,550
United States Treasury Inflation Index	3.50%	01/15/11	492	482,576
United States Treasury Inflation Index	3.625%	04/15/28	830	989,356
United States Treasury Inflation Index	3.875%	04/15/29	922	1,139,345
United States Treasury Inflation Index	4.25%	01/15/10	522	512,176
United States Treasury Notes	1.50%	12/31/13	11,100	11,074,847
United States Treasury Notes	3.75%	11/15/18	509	575,637
United States Treasury Notes	4.00%	09/30/09	405	415,916
United States Treasury Strips(b)(f)	3.01%	02/15/19	2,345	1,737,019
United States Treasury Strips(f)	3.13%	08/15/19	1,630	1,175,031
United States Treasury Strips(b)(f)	3.81%	02/15/20	10,100	7,062,051
United States Treasury Strips(b)(f)	3.94%	05/15/20	17,395	11,961,881
United States Treasury Strips(f)	4.18%	02/15/23	1,495	935,148
United States Treasury Strips(b)(f)	4.21%	11/15/21	4,775	3,095,809
United States Treasury Strips(f)	4.25%	08/15/29	4,455	2,358,000

				106,049,335

TOTAL LONG-TERM BONDS (cost $950,120,223)				901,856,419

TOTAL LONG-TERM INVESTMENTS (cost $1,894,051,924)				1,797,211,331

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

SHORT-TERM INVESTMENTS — 23.0%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Treasury Security — 0.5%
United States Treasury Bill(k) (cost $9,045,953)	0.10%	06/11/09	$9,050	$9,044,688

			Shares
Affiliated Mutual Funds — 22.5%
Dryden Core Investment Fund — Short-Term Bond Series (Note 4)(i)			14,895,019	109,627,339
Dryden Core Investment Fund — Taxable Money Market Series (includes $143,440,658 of cash collateral received for securities on loan) (Note 4)(h)(i)			331,002,077	331,002,077

TOTAL AFFILIATED MUTUAL FUNDS (cost $478,766,482)				440,629,416

TOTAL SHORT-TERM INVESTMENTS (cost $487,812,435)				449,674,104

TOTAL INVESTMENTS(o) — 114.8% (cost $2,381,864,359)				2,246,885,435
LIABILITIES IN EXCESS OF OTHER ASSETS(p) — (14.8)%				(289,359,804)

NET ASSETS — 100.0%				$1,957,525,631

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
I/O	Interest Only
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor
TBA	To Be Announced

*	The ratings reflected are as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $138,390,357; cash collateral of $143,440,658 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(f)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(h)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series and Dryden Core Investment Fund—Short-Term Bond Series.

(j)	Indicates a security that has been deemed illiquid.

(k)	Rate quoted represents yield-to-maturity as of purchase date.

(l)	Represents issuer in default on interest payments and/or principal repayment; non income producing security.

(m)	Fractional shares.

(n)	Less than $0.50.

(o)	As of December 31, 2008, 2 securities representing $298 and 0.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(p)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures, credit default swaps and interest rate swaps as follows:

Open futures contracts outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation
Long Positions:
344	S&P 500 Index	Mar. 2009	$77,098,250	$77,408,600	$310,350
45	U.S. Treasury 2 Yr. Notes	Mar. 2009	9,754,958	9,812,813	57,855
447	U.S. Treasury 5 Yr. Notes	Mar. 2009	52,174,324	53,217,445	1,043,121
126	U.S. Treasury 10 Yr. Notes	Mar. 2009	14,834,137	15,844,500	1,010,363
87	U.S. Treasury 30 Yr. Bond	Mar. 2009	11,358,183	12,010,078	651,895

					$3,073,584

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Buy Protection(1):
Citibank NA	09/20/2012	$3,200	0.32%	Altria Group, Inc., 7.00%, 11/04/13	$114,248
Barclays Bank PLC	09/20/2012	2,800	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	129,315
Deutsche Bank AG	06/20/2013	1,750	2.00%	International Lease Finance Corp., 4.15%, 01/15/10	343,295
JPMorgan Chase Bank	06/20/2014	1,110	0.65%	Bunge Ltd. Finance Corp., 5.35%, 04/15/14	248,050
Merrill Lynch Capital Services	09/20/2016	785	1.73%	Tyson Foods, Inc., 6.6%, 04/01/16	113,682
Morgan Stanley Capital Services, Inc.	03/20/2018	1,400	0.70%	Avon Products, Inc., 7.15%, 11/15/09	30,340
Barclays Bank PLC	03/20/2018	1,700	1.22%	Computer Sciences Corp., 5.0%, 02/15/13	(22,171)
Morgan Stanley Capital Services, Inc.	06/20/2018	1,600	1.00%	Newell Rubbermaid, Inc., 6.35%, 07/15/28	101,088
Citibank NA	03/25/2035	523	3.00%	Centex Home Equity, 6.215%, 03/25/35	250,826
Citibank NA	01/25/2035	506	3.00%	Morgan Stanley ABS Capital I, 6.765%, 01/25/35	316,016
Barclays Bank PLC	09/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, 7.02%, 09/25/35	935,634
Merrill Lynch Capital Services, Inc.	03/25/2036	1,000	3.72%	AmeriQuest Mortgage Securities Inc., 7.82%, 3/25/36	959,705
Merrill Lynch Capital Services, Inc.	06/20/2018	1,800	3.05%	SLM Corp. 5.125%, 8/27/12	333,711
Goldman Sachs International	09/20/2013	1,200	1.02%	Anheuser-Busch Cos., Inc. 5.525%, 10/1/10	53,475
Deutsche Bank AG	03/20/2018	4,500	0.99%	Nordstrom, Inc. 6.95%, 3/15/26	995,637
Morgan Stanley Capital Services, Inc.	06/20/2018	2,700	0.97%	Simon Property Group LP 5.25%, 12/1/18	807,789
Merrill Lynch Capital Services, Inc.	06/20/2018	2,700	1.45%	Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18	714,680
Credit Suisse International	06/20/2018	3,500	0.97%	Verizon Communications, Inc. 4.90%, 9/15/15	120,215
Deutsche Bank AG	06/20/2018	2,800	1.15%	Spectra Energy Capital LLC 6.25%, 2/15/13	164,388

					$6,709,923

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Asset-Backed Issues-Sell Protection(2):
Merrill Lynch Capital Services, Inc.	03/25/2036	$1,000	9.00%	AmeriQuest Mortgage Securities, Inc., 7.82%, 03/25/36	$(950,949)	$—	$(950,949)

							$5,758,974

The Portfolio entered into credit default swaps as the protection seller on asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(a)	8/15/2015	$1,235	3.712%	3 month LIBOR	$(103,475)
Merrill Lynch Capital Services, Inc.(a)	5/15/2016	2,465	4.397%	3 month LIBOR	(331,387)
Deutsche Bank AG(a)	5/15/2016	445	4.490%	3 month LIBOR	(62,639)
Merrill Lynch Capital Services, Inc.(b)	10/10/2013	2,465	3.784%	3 month LIBOR	179,554
Citibank, NA(b)	10/20/2013	2,465	4.059%	3 month LIBOR	210,962

					$(106,985)

(a)	Portfolio pays the fixed rate and receives the floating rate.

(b)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$1,335,984,030	$3,073,584
Level 2—Other Significant Observable Inputs	910,901,405	4,140,757
Level 3—Significant Unobservable Inputs	—	1,511,232

Total	$2,246,885,435	$8,725,573

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$1,609,091
Realized gain (loss)	—	*
Change in unrealized appreciation (depreciation)	—	(74,090)
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	(23,769)

Balance as of 12/31/08	$—	$1,511,232

*	The realized gain earned during the period for other financial instruments was $1,437,589.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Mutual Funds (including 7.3% of collateral received for securities on loan)	22.5%
Mortgage Backed Securities	19.4
U.S. Treasury Securities	5.9
Oil, Gas & Consumable Fuels	5.3
Commercial Mortgage Backed Securities	4.5
Pharmaceuticals	3.6
U.S. Government Agency Obligations	2.9
Computers & Peripherals	1.9
Diversified Telecommunication Services	1.7
Software	1.7
Insurance	1.6
Aerospace & Defense	1.5
Diversified Financial Services	1.5
Food & Staples Retailing	1.5
Household Products	1.5
Banking	1.4
Commercial Banks	1.4
Telecommunications	1.4
Electric	1.3
Industrial Conglomerates	1.3
Beverages	1.2
Chemicals	1.2
Media	1.2
Capital Markets	1.1
Communications Equipment	1.1
Electric Utilities	1.1
Tobacco	1.1
Biotechnology	1.0
Healthcare Equipment & Supplies	1.0
Healthcare Providers & Services	1.0
Semiconductors & Semiconductor Equipment	1.0
Asset Backed Securities	0.9
Healthcare & Pharmaceutical	0.9
Food Products	0.8
Machinery	0.8
Specialty Retail	0.8
Energy Equipment & Services	0.7
Hotels, Restaurants & Leisure	0.7
Multi-Utilities	0.7
Real Estate Investment Trust	0.7
Collateralized Mortgage Obligations	0.6
Foods	0.6
Internet Software & Services	0.6
Non Captive Finance	0.6
Air Freight & Logistics	0.5
Pipelines & Other	0.5
Road & Rail	0.5

Technology	0.5%
Cable	0.4
IT Services	0.4
Metals & Mining	0.4
Retailers	0.4
Brokerage	0.3
Capital Goods	0.3
Healthcare Insurance	0.3
Multiline Retail	0.3
Energy – Other	0.3
Commercial Services & Supplies	0.2
Consumer Finance	0.2
Airlines	0.2
Consumer	0.2
Electrical Equipment	0.2
Foreign Government Bonds	0.2
Household Durables	0.2
Life Sciences Tools & Services	0.2
Media & Entertainment	0.2
Railroads	0.2
Textiles, Apparel & Luxury Goods	0.2
Auto Components	0.1
Automobiles	0.1
Automotive	0.1
Building Materials & Construction	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Electronic Equipment & Instruments	0.1
Energy – Integrated	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Internet & Catalog Retail	0.1
Leisure Equipment & Products	0.1
Lodging	0.1
Metals	0.1
Paper	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Professional Services	0.1
Structured Notes	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.1

114.8
Liabilities in excess of other assets	(14.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $138,390,357:
Unaffiliated investments (cost $1,903,097,877)	$1,806,256,019
Affiliated investments (cost $478,766,482)	440,629,416
Foreign currency, at value (cost $61,269)	62,568
Receivable for investments sold	35,171,192
Dividends and interest receivable	9,472,789
Unrealized appreciation on swaps	7,122,610
Due from broker—variation margin	361,641
Foreign tax reclaim receivable	322,148
Premium for swaps purchased	308,734
Prepaid expenses	30,023
Receivable for Series shares sold	7,663

Total Assets	2,299,744,803

LIABILITIES
Payable for investments purchased	186,224,372
Collateral for securities on loan	143,440,658
Payable to custodian	9,237,323
Unrealized depreciation on swaps	1,470,621
Management fee payable	898,815
Payable for Series shares repurchased	638,831
Accrued expenses and other liabilities	307,850
Affiliated transfer agent fee payable	702

Total Liabilities	342,219,172

NET ASSETS	$1,957,525,631

Net assets were comprised of:
Paid-in capital	$2,113,267,984
Retained earnings	(155,742,353)

Net assets, December 31, 2008	$1,957,525,631

Net asset value and redemption price per share, $1,957,525,631 / 154,295,785 outstanding shares of beneficial interest	$12.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$44,422,711
Unaffiliated dividend income (net of foreign withholding taxes of $333,574)	28,834,754
Affiliated dividend income	13,212,691
Affiliated income from securities loaned, net	1,778,072

88,248,228

EXPENSES
Management fee	13,051,807
Custodian’s fees and expenses	474,000
Shareholders’ reports	349,000
Trustees’ fees	40,000
Interest expense (Note 8)	38,023
Audit fee	36,000
Insurance expenses	30,000
Legal fees and expenses	17,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fee and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Miscellaneous	43,544

Total expenses	14,096,374

NET INVESTMENT INCOME	74,151,854

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(2,193,469))	(37,651,704)
Short sale transactions	(233,023)
Futures transactions	(29,870,404)
Swap agreement transactions	2,841,502
Foreign currency transactions	(151,699)

(65,065,328)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(29,774,501))	(570,712,515)
Futures	3,643,456
Swaps	3,356,506
Foreign currencies	(4,217)

(563,716,770)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(628,782,098)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(554,630,244)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$74,151,854	$81,811,715
Net realized gain (loss) on investment, swap agreement and foreign currency transactions	(65,065,328)	91,118,299
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(563,716,770)	(8,785,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(554,630,244)	164,144,821

DISTRIBUTIONS	(81,811,715)	(80,805,076)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,194,754 and 894,544 shares, respectively]	16,824,187	14,946,386
Series shares issued in reinvestment of distributions [5,295,257 and 4,870,710 shares, respectively]	81,811,715	80,805,076
Series shares repurchased [15,304,061 and 13,534,553 shares, respectively]	(226,520,392)	(227,819,116)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(127,884,490)	(132,067,654)

TOTAL DECREASE IN NET ASSETS	(764,326,449)	(48,727,909)
NET ASSETS:
Beginning of year	2,721,852,080	2,770,579,989

End of year	$1,957,525,631	$2,721,852,080

SEE NOTES TO FINANCIAL STATEMENTS.

A21

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.7% LONG-TERM BONDS — 95.3%	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines — 1.1%
American Airlines, Inc., Pass-Thru Certificates, Series 2001-1	B1	6.817%	05/23/11	$2,750	$1,760,000
Continental Airlines, Inc., Pass-Thru Certificates, Series 2000-1, Class A-1	Ba1	7.373%	12/15/15	1,067	618,920
Continental Airlines, Inc., Pass-Thru Certificates, Series 2000-1, Class A-1(h)	Baa2	6.703%	06/15/21	3	2,196
Continental Airlines, Inc., Pass-Thru Certificates, Series 2000-1, Class A-1(h)	Baa2	7.487%	10/02/10	7,954	7,158,600
Continental Airlines, Inc., Pass-Thru Certificates, Series A(a)	Baa1	5.983%	04/19/22	1,850	1,239,500
Delta Air Lines, Inc., Pass-Thru Certificates	Baa1	6.821%	08/10/22	1,734	1,101,284
United Airlines, Inc., Pass-Thru Certificates, Series 2007-1, Class A	Ba1	6.636%	07/02/22	1,237	729,769

					12,610,269

Asset-Backed Securities — 2.5%
American Express Credit Account Master Trust, Series 2004-C, Class C, 144A(f)	Baa1	1.695%	02/15/12	98	84,820
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(f)	Baa2	3.396%	10/25/31	725	479,388
AmeriQuest Mortgage Securities, Inc., Series 2003-AR3, Class M6(f)(h)	Baa3	6.5005%	10/25/33	1,600	235,202
Amortizing Residential Collateral Trust, Series 2002-BC7, Class M2(f)	CCC(e)	1.821%	10/25/32	134	13,216
Argent Securities, Inc. Series 2003-W2, Class M4(f)	Baa1	6.776%	09/25/33	2,400	2,077,368
Asset Backed Funding Certificates, Series 2004-OPT1, Class M1(f)	Aa2	1.171%	08/25/33	2,592	1,269,628
Asset Backed Securities Corp. Home Equity, Series 2003-HE3, Class M1(f)	Aa1	2.44%	06/15/33	2,346	1,388,552
Bank of America Credit Card Trust, Series 2006-C5, Class C5(f)	Baa2	1.595%	01/15/16	5,750	2,065,487
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2(f)	Ba3	3.846%	03/25/33	355	23,596
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C-4	Baa2	5.00%	06/10/15	6,500	3,505,096
Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1, Class M3(f)	Aa3	1.551%	11/25/34	890	756,946
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(f)	Aa3	1.131%	03/25/35	2,670	1,207,382
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2(f)	Baa3	2.7213%	08/25/32	174	22,042
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	1,475,254
FBR Securitization Trust, Series 2005-2, Class M1(f)	Aa1	.95%	09/25/35	3,600	2,509,670
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M2(f)	Aa2	.91%	05/25/36	2,575	1,314,411
Ford Credit Auto Owner Trust, Series 2006-B, Class C	Baa1	5.68%	06/15/12	2,100	1,590,689
Fremont Home Loan Trust, Series 2003-B, Class M1	Aa1	1.521%	12/25/33	435	210,751
HFC Household Home Equity Loan Trust Asset-Backed Certificates, Series 2006-2, Class A1(f)	Aaa	.66%	03/20/36	400	280,908
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A4(f)	Baa3	.77%	03/25/36	3,200	1,806,359
Morgan Stanley ABS Capital I, Series 2002-NC6, Class M2(f)	Ba2	3.621%	11/25/32	174	29,487
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(f)	Aa2	1.671%	05/25/33	2,187	1,249,322
New Century Home Equity Loan Trust, Series 2004-4, Class M1(f)	Aa1	.98%	02/25/35	3,680	1,441,626
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(f)(h)	Aa3	1.271%	12/25/34	2,100	1,672,135
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	Aaa	5.221%	02/25/34	1,000	526,575
Saxon Asset Securities Trust, Series 2002-3, Class M1(f)	Aaa	1.596%	12/25/32	1,155	797,375
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR1, Class M1(f)	Baa2	.87%	11/25/35	2,000	235,252
Structured Asset Securities Corp., Series 2002-HF2, Class M3(f)(h)	B(e)	3.471%	07/25/32	1,345	579,462

					28,847,999

Banking — 3.2%
Alfa MTN Markets Ltd. for ABH Financial Ltd. (Cypress), 144A	Ba1	8.20%	06/25/12	1,500	870,000
Banc of America Corp., Notes	A1	8.00%	12/29/49	3,500	2,517,508
Bank of America Corp., Sr. Unsec’d. Notes	Aa2	5.65%	05/01/18	1,420	1,428,426
Bank of America Corp., Sub. Notes	Aa2	5.30%	03/15/17	790	750,126
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa2	7.25%	02/01/18	1,575	1,725,973
Chuo Mitsui Trust & Banking Co. Ltd., Jr. Sub. Notes (Japan), 144A(f)	A2	5.506%	12/29/49	3,050	2,098,812
Citigroup, Inc., Jr. Sub. Notes(a)(f)	Baa2	8.40%	04/29/49	5,150	3,400,494

SEE NOTES TO FINANCIAL STATEMENTS.

A22

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Credit Suisse, Sub. Notes (Switzerland)	Aa2	6.00%	02/15/18	$610	$560,178
Depfa ACS Bank (Ireland), 144A	Aa1	5.125%	03/16/37	3,065	2,219,437
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%	09/15/37	2,255	2,290,144
HSBC Holdings PLC, Sub. Notes (United Kingdom),	Aa3	6.80%	06/01/38	1,970	2,081,778
HSBK Europe BV, Gtd. Notes (Netherlands), 144A	Baa3	7.25%	05/03/17	2,230	1,204,200
ICICI Bank Ltd., Jr. Sub. Notes (India), 144A(a)(f)	Baa2	7.25%	12/31/49	2,380	1,144,656
ICICI Bank Ltd., Notes (Singapore), 144A	Baa2	5.75%	11/16/10	2,500	2,124,175
JPMorgan Chase & Co., Jr. Sub. Notes(f)	A1	7.90%	04/29/49	2,180	1,813,389
KBC Bank Funding Trust III, Gtd. Notes 144A(f)	A1	9.86%	11/29/49	5,000	2,289,255
Krung Thai Bank PCL, Sub. Notes (Thailand)(f)	Baa3	7.378%	10/29/49	1,590	738,965
Northern Rock PLC, Sub. Notes (United Kingdom), 144A(f)	B3	6.594%	06/29/49	920	349,600
Resona Bank Ltd., Notes, 144A(f)	A2	5.85%	09/29/49	2,900	1,643,943
Sumitomo Mitsui Banking Corp., Sub. Notes (Japan), 144A(f)	Aa3	5.625%	07/29/49	6,380	4,724,850

					35,975,909

Brokerage — 1.0%
Goldman Sachs Group, Inc., Sr. Unsec’d Notes	A1	6.15%	04/01/18	3,105	2,983,784
Goldman Sachs Group, Inc., Sub. Notes	A2	6.75%	10/01/37	440	357,222
Lehman Brothers Holdings, Inc., Jr. Sub. Notes(i)	NR	6.50%	07/19/17	1,210	121
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%	05/02/18	2,740	260,300
Merrill Lynch & Co., Inc., Notes, MTN(a)	Aa3	6.875%	04/25/18	2,860	2,991,634
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Aa3	6.05%	08/15/12	1,500	1,479,869
Merrill Lynch & Co., Inc., Sub. Notes	A3	6.11%	01/29/37	275	247,204
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.45%	01/09/17	4,035	3,325,978

					11,646,112

Building Materials & Construction — 0.3%
American Standard, Inc., Gtd. Notes(a)	Baa3	7.625%	02/15/10	3,800	3,799,966

Cable — 0.3%
AT&T Broadband, Gtd. Notes	Baa2	9.455%	11/15/22	1,065	1,193,181
TCI Communications, Inc., Gtd. Notes	Baa2	7.875%	02/15/26	750	778,238
Time Warner Cable ,Inc., Gtd. Notes(a)	Baa2	8.25%	02/14/14	1,100	1,115,913

					3,087,332

Capital Goods — 0.7%
Rockwell International Co., Sr. Unsec’d Notes	A2	5.20%	01/15/98	6,500	5,851,722
Waste Management, Inc., Sr. Unsec’d Notes	Baa3	7.65%	03/15/11	2,100	2,095,901

					7,947,623

Chemicals — 1.1%
Huntsman International LLC, Sec’d. Notes	Ba1	11.625%	10/15/10	2,100	1,837,500
Lubrizol Corp., Gtd. Notes	Baa2	4.625%	10/01/09	5,600	5,500,539
Potash Corp. of Saskatchewan, Sr. Unsec’d. Notes (Canada)	Baa1	5.875%	12/01/36	3,180	2,800,874
Union Carbide Chemical & Plastics Co., Gtd Notes	Ba2	7.875%	04/01/23	3,058	2,734,861

					12,873,774

Collateralized Mortgage Obligations — 0.5%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	1,937	1,766,106
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	428	396,292
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(f)	Aaa	5.3648%	02/25/34	2,714	1,685,437
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	AAA(e)	5.00%	03/25/20	1,453	1,165,312

					5,013,147

Commercial Mortgage-Backed Securities — 7.8%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(f)	AAA(e)	4.9667%	11/10/42	5,275	4,475,969
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A3(f)	AAA(e)	5.8117%	02/10/51	3,805	2,487,671

SEE NOTES TO FINANCIAL STATEMENTS.

A23

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class AAB(f)	Aaa	4.823%	02/13/42	$2,475	$1,961,631
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB(f)	Aaa	5.135%	10/12/42	3,400	2,785,439
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A2A	Aaa	6.034%	12/10/49	3,620	3,216,457
Commercial Mortgage Load Trust, Series 2008-LS1, Class A2(f)	Aaa	6.0197%	12/10/49	3,000	2,368,632
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4(f)	AAA(e)	5.10%	08/15/38	2,400	1,963,927
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	7,681,435
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	11,034,164
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5(f)	Aaa	5.224%	04/10/37	2,400	1,972,327
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	3,610	2,845,615
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,389,857
JP Morgan Chase Commerical Mortgage Securities Corp., Series 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	9,300	7,573,614
JP Morgan Chase Commerical Mortgage Securities Corp., Series 2007-LDPX, Class A2	Aaa	5.434%	01/15/49	1,520	949,623
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,118,547
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(f)	Aaa	4.799%	12/15/29	4,200	3,473,526
LB-UBS Commerical Mortgage Trust, Series 2006-C6, Class AAB	Aaa	5.341%	09/15/39	7,126	5,355,076
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4(f)	Aaa	5.909%	06/12/46	2,325	1,862,825
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A2	AAA(e)	5.59%	09/12/49	2,400	1,841,797
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	774	767,585
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,217,796
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(e)	4.867%	02/15/35	7,330	6,525,716
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(e)	4.608%	12/15/35	4,401	4,091,838
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class APB	Aaa	4.807%	04/15/42	1,500	1,218,032
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A2	Aaa	5.569%	05/15/46	3,600	2,767,539

					88,946,638

Consumer
Realogy Corp., Gtd. Notes, PIK	Ca	11.00%	04/15/14	2,118	243,513

Electric — 2.1%
CenterPoint Energy Houston Electric LLC, Series J2	Baa2	5.70%	03/15/13	2,950	2,807,580
Consumers Energy Co., Series D	Baa1	5.375%	04/15/13	1,000	984,127
EDP Finance BV (Netherlands), 144A	A2	6.00%	02/02/18	600	498,088
El Paso Electric Co., Sr. Unsec’d Notes	Baa2	6.00%	05/15/35	2,325	1,593,713
Empresa Nacional de Electricidad SA, Unsub. Notes (Chile)	Baa3	8.35%	08/01/13	625	660,029
Energy East Corp., Sr. Unsec’d. Notes	Baa2	6.75%	09/15/33	1,150	924,792
Energy East Corp., Sr. Unsub. Notes	Baa2	6.75%	06/15/12	750	751,616
Enersis SA, Sr. Unsec’d. Notes (Chile)	Baa3	7.375%	01/15/14	3,700	3,853,332
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.90%	06/15/15	500	409,915
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.20%	10/01/17	1,930	1,659,823
Korea East-West Power Co. Ltd., Sr. Unsub. Notes (South Korea), 144A	A1	4.875%	04/21/11	1,700	1,624,064
NiSource Finance Corp., Gtd. Notes	Baa3	5.45%	09/15/20	1,345	720,370
Northern States Power Co., Series B	A2	8.00%	08/28/12	2,800	2,952,849
Orion Power Holdings, Inc., Sr. Unsec’d Notes	Ba3	12.00%	05/01/10	1,920	1,920,000
Sierra Pacific Power Co., Series P	Baa3	6.75%	07/01/37	125	111,538
Southern California Edison Co., Sr. Unsec’d. Notes	A3	7.625%	01/15/10	1,100	1,125,563
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	1,947	1,724,010

					24,321,409

SEE NOTES TO FINANCIAL STATEMENTS.

A24

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Emerging Markets — 0.1%
Alfa Diversified Payment Rights Finance Co., Series 1A, Class A, 144A(f)	Ba1	3.596%	03/15/11	$1,717	$1,115,888

Energy – Integrated — 0.1%
Shell International Finance BV, Gtd. Notes (Netherlands)	Aa1	6.375%	12/15/38	1,400	1,574,985

Energy – Other — 1.0%
EnCana Corp., Sr. Unsec’d. Notes (Canada)	Baa2	5.90%	12/01/17	2,500	2,085,763
GS Caltex Corp., Sr. Unsec’d. Notes (South Korea), 144A	Baa1	7.75%	07/25/11	3,250	3,000,253
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	04/15/16	320	254,400
Nexen, Inc., Sr. Unsec’d. Notes (Canada)	Baa2	6.40%	05/15/37	1,890	1,478,891
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,750	1,223,954
Transocean, Inc., Sr. Unsec’d. Notes (Cayman Islands)	Baa2	6.80%	03/15/38	1,200	1,070,336
Western Oil Sand, Inc., Sr. Sec’d. Notes (Canada)	Baa1	8.375%	05/01/12	1,900	1,813,820

					10,927,417

Foods — 1.0%
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.20%	03/17/15	1,880	1,837,542
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	5.625%	11/01/11	860	878,737
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18	2,770	2,714,314
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa2	7.90%	11/01/18	1,100	1,348,212
Tyson Foods, Inc., Gtd. Notes	Ba3	7.85%	04/01/16	1,000	740,000
Tyson Foods, Inc., Sr. Unsec’d. Notes	B2	8.25%	10/01/11	2,050	1,824,500
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	1,705	1,726,974

					11,070,279

Foreign Government Bonds — 0.3%
Pemex Project Funding Master Trust, Gtd. Notes, 144A(f)	Baa1	6.5525%	10/15/09	3,190	3,126,200

Gaming — 0.2%
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.625%	06/01/15	665	113,050
Harrah’s Operating Co., Inc., Gtd. Notes, 144A	NR	10.00%	12/15/18	134	48,910
MGM Mirage, Inc., Gtd. Notes	Ba3	6.875%	04/01/16	3,000	1,897,500

					2,059,460

Health Care & Pharmaceutical — 1.4%
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25%	12/15/12	1,500	1,275,000
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.875%	09/15/15	2,325	2,032,013
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa2	5.80%	10/15/16	265	239,740
GlaxoSmithKline Capital, Inc., Gtd. Notes(d)	A1	5.65%	05/15/18	4,000	4,201,311
HCA, Inc., Sr. Unsec’d. Notes, MTN	Caa1	8.70%	02/10/10	1,700	1,620,381
Hospira, Inc., Sr. Unsec’d. Notes	Baa3	5.55%	03/30/12	2,500	2,368,670
Schering-Plough Corp., Sr. Unsec’d. Notes	Baa1	5.55%	12/01/13	2,735	2,754,998
Wyeth, Sr. Unsec’d. Notes	A3	5.50%	02/15/16	1,630	1,659,803

					16,151,916

Health Care Insurance — 0.8%
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.75%	12/15/37	1,900	1,600,592
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375%	03/15/17	2,125	1,786,022
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	4,025	2,391,394
Health Net, Inc., Sr. Unsec’d. Notes(a)	Ba3	6.375%	06/01/17	1,315	526,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.00%	06/15/17	2,610	2,350,109
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.50%	06/15/37	760	637,908
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	02/15/38	180	157,610

					9,449,635

Insurance — 1.1%
Ace INA Holdings, Inc., Gtd. Notes	A3	5.70%	02/15/17	1,135	1,017,691
Allied World Insurance Holdings Ltd., Sr. Unsec’d. Notes (Bermuda)	Baa1	7.50%	08/01/16	1,700	1,198,475
American International Group, Inc., Jr. Sub. Notes, 144A(f)	Baa1	8.175%	05/15/58	2,600	1,011,465
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.25%	05/15/13	1,820	1,341,316
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.05%	10/01/15	315	211,230

SEE NOTES TO FINANCIAL STATEMENTS.

A25

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Axis Capital Holdings Ltd., Sr. Unsec’d. Notes (Bermuda)	Baa1	5.75%	12/01/14	$3,350	$2,212,688
Chubb Corp., Sr. Notes	A2	5.75%	05/15/18	2,950	2,832,493
Travelers Cos, Inc., Sr. Unsec’d. Notes, MTN	A2	6.25%	06/15/37	1,890	1,817,180
XL Capital Ltd., Jr. Sub. Notes, Class E (Cayman Islands)(f)	Ba1	6.50%	12/31/49	1,880	432,400
XL Capital Ltd., Sr. Unsec’d. Notes, Class A (Cayman Islands)	Baa2	5.25%	09/15/14	140	77,748

					12,152,686

Lodging — 0.3%
Felcore Lodging LP, Sr. Sec’d. Notes(f)	Ba3	4.442%	12/01/11	1,800	1,116,000
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia), Sr. Notes	Ba1	8.00%	05/15/10	1,730	1,479,150
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa3	6.25%	02/15/13	980	676,200

					3,271,350

Media & Entertainment — 0.6%
British Sky Broadcasting Group PLC (United Kingdom), 144A	Baa2	6.10%	02/15/18	210	172,431
Dex Media West LLC, Sr. Sub. Notes, Series B	B2	9.875%	08/15/13	950	225,625
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,415	1,419,270
Time Warner, Inc., Gtd. Notes,	Baa2	7.25%	10/15/17	1,440	1,321,654
Viacom, Inc., Sr. Unsec’d. Notes	Baa3	6.875%	04/30/36	740	584,805
Viacom, Inc., Sr. Unsec’d. Notes	Baa3	6.75%	10/05/37	1,075	828,593
Vivendi, Notes (France), 144A	Baa2	5.75%	04/04/13	2,000	1,755,476

					6,307,854

Metals — 0.5%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	2,095	1,717,900
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00%	02/01/18	2,000	1,363,080
Xstrata Finance Canada Ltd., Gtd. Notes (Canada), 144A	Baa2	5.50%	11/16/11	3,430	2,680,041

					5,761,021

Non-Captive Finance — 1.7%
Bosphorus Financial Services Ltd., Sr. Sec’d. Notes (Cayman Islands), 144A(f)(h)	Baa2	3.949%	02/15/12	1,808	1,538,268
Capital One Financial Corp., Sub. Notes	Baa1	6.15%	09/01/16	700	492,588
CITGroup, Inc., Sub. Notes, 144A	Baa2	12.00%	12/18/18	2,628	2,023,560
CitiGroup, Inc., Sr. Unsec’d. Notes	Baa1	5.65%	02/13/17	1,708	1,187,660
Countrywide Financial Corp., Gtd. Notes, MTN	Aa2	5.80%	06/07/12	3,670	3,576,976
General Electric Capital Australia Funding Pty Ltd., Gtd. Notes (Australia), MTN	Aaa	6.00%	04/15/15	AUD 4,440	2,447,184
Nelnet, Inc., Sub. Notes(f)	Ba2	7.40%	09/29/36	6,500	1,948,986
Preferred Term Securities X, Sr. Notes, Class A-1 (Cayman Islands), 144A(f)	Aa1	4.196%	07/03/33	3,280	1,485,554
SLM Corp., Sr. Unsec’d. Notes, MTN	Baa2	8.45%	06/15/18	6,170	4,878,131

					19,578,907

Non-Corporate Foreign Agency — 1.4%
Credit Suisse First Boston International for CJSC, Sec’d. Notes (The) (United Kingdom)	Ba3	6.80%	10/04/12	1,400	560,000
Dresdner Kleinwort Wasserstein for CJSC, Sec’d. Notes (The) (Germany)	Ba3	7.75%	09/23/09	1,400	980,000
Gazprom International SA, Gtd. Notes (Luxembourg), 144A	BBB+(e)	7.201%	02/01/20	1,932	1,410,374
Gazprom OAO (Russia)	A3	10.50%	10/21/09	1,685	1,693,617
Macquarie Group Ltd. Gov’t. Liquid Gtd. Notes (Australia), 144A	Aaa	4.10%	12/17/13	1,955	2,018,459
National Power Corp., Gov’t. Gtd. Notes (Philippines), 144A(f)	BB-(e)	6.403%	08/23/11	1,530	1,422,900
Petronas Capital, Ltd., Gtd. Notes (Malaysia), 144A	A1	7.00%	05/22/12	7,300	7,737,125

					15,822,475

Non-Corporate Sovereign — 2.3%
Federal Republic of Brazil (Brazil)	Ba1	12.50%	01/05/16	BRL 250	112,564
Federal Republic of Brazil, Unsec’d. Notes (Brazil)	Ba1	9.25%	10/22/10	5,325	5,836,201
Government of Hungary, Bonds (Hungary)	A3	8.00%	02/12/15	HUF 693,400	3,479,052

SEE NOTES TO FINANCIAL STATEMENTS.

A26

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Corporate Sovereign (continued)
Government of Jamaica, Sr. Unsec’d. Notes (Jamaica)	B1	11.00%	07/27/12	EUR 995	$1,137,597
Japan Government CPI Linked Bonds, Series 16 (Japan)	Aa3	1.40%	06/10/18	JPY 248,148	2,389,502
Peru Government International Bond, Sr. Sec’d. (Peru), 144A(g)	Ba1	6.857%	05/31/18	$1,779	942,993
Republic of Panama, Unsub. Notes (Panama)	Ba1	9.375%	07/23/12	1,295	1,405,075
Republic of Poland, Bonds (Poland)	A2	6.25%	10/24/15	PLN 9,910	3,486,745
Republic of Uruguay, Unsub. Notes (Uruguay)	B1	7.25%	02/15/11	660	666,600
Russian Government International Bond, Unsub. Notes (Russia), 144A(a)	Baa1	8.25%	03/31/10	1,730	1,790,748
United Mexican States, Sr. Unsec’d. Notes (Mexico)	Baa1	7.50%	01/14/12	4,250	4,568,750

					25,815,827

Paper — 0.5%
Graphic Packaging International, Inc., Gtd. Notes	B3	8.50%	08/15/11	2,970	2,479,950
International Paper Co., Sr. Unsec’d. Notes	Baa3	4.00%	04/01/10	2,815	2,708,897
Norampac, Inc., Gtd. Notes (Canada)	Ba3	6.75%	06/01/13	1,400	630,000

					5,818,847

Pipelines & Other — 0.8%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa3	4.00%	10/15/09	5,300	5,190,741
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	7.50%	07/01/38	1,945	1,518,668
Transcanada Pipelines Ltd., Sr. Unsec’d. Notes (Cananda)	A3	7.25%	08/15/38	2,200	2,189,928

					8,899,337

Railroads — 0.2%
CSX Corp., Sr. Unsec’d. Notes	Baa3	5.75%	03/15/13	2,600	2,443,015

Real Estate Investments Trusts — 0.4%
Equity One, Inc., Gtd. Notes	Baa3	3.875%	04/15/09	1,450	1,414,202
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.45%	06/01/12	2,300	1,874,144
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	6.75%	08/15/19	1,545	894,115

					4,182,461

Retailers — 0.6%
CVS/Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.25%	06/01/27	3,020	2,808,002
Neiman-Marcus Group, Inc., Gtd. Notes, PIK	B3	9.00%	10/15/15	1,250	550,000
Target Corp., Sr. Unsec’d. Notes	A2	6.50%	10/15/37	800	686,937
Target Corp., Sr. Unsec’d. Notes	A2	7.00%	01/15/38	1,870	1,733,107
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.50%	08/15/37	545	647,086
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(d)	Aa2	6.20%	04/15/38	200	228,891

					6,654,023

Structured Notes — 1.6%
Dow Jones CDX High Yield, 144A	Caa2	8.25%	12/29/10	8,298	8,349,475
Dow Jones CDX High Yield, 144A(a)	B3	8.625%	06/29/11	9,555	9,494,784

					17,844,259

Technology — 1.0%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.70%	06/01/10	3,000	2,790,000
Dell, Inc., Sr. Unsec’d Notes	A2	4.70%	04/15/13	1,800	1,693,357
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,600	1,503,256
International Business Machines Corp., Sr. Unsec’d. Notes	A1	8.00%	10/15/38	640	851,995
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	5.875%	07/15/10	2,000	1,830,000
Motorola, Inc., Sr. Unsec’d. Notes	Baa2	8.00%	11/01/11	121	100,971
Oracle Corp., Sr. Unsec’d. Notes	A2	5.75%	04/15/18	1,265	1,323,150
SunGard Data Systems, Inc., Gtd. Notes	B3	3.75%	01/15/09	720	716,016
Xerox Corp., Sr. Unsec’d. Notes	Baa2	5.50%	05/15/12	870	729,104

					11,537,849

Telecommunications — 2.4%
AT&T Corp., Gtd. Notes	A2	8.00%	11/15/31	2,475	3,108,934
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%	06/01/16	5,600	4,311,999
New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.125%	05/01/12	1,810	1,940,988

SEE NOTES TO FINANCIAL STATEMENTS.

A27

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.75%	03/01/31	$2,375	$2,968,954
Qwest Corp.	Ba1	8.875%	03/15/12	3,300	3,052,500
Rogers Communications, Inc. (Canada)	Baa3	6.80%	08/15/18	2,600	2,627,121
Telecom Italia Capital (Luxembourg)	Baa2	4.875%	10/01/10	3,400	3,077,000
Telefonica Emisiones SAU (Spain)	Baa1	7.045%	06/20/36	5	5,458
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	5.25%	04/15/13	2,420	2,429,257
Verizon Wireless, Sr. Unsec’d. Notes, 144A	A2	7.375%	11/15/13	3,500	3,692,780

					27,214,991

Tobacco — 1.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.95%	11/10/38	4,100	4,464,125
Altria Group, Inc., Gtd. Notes	Baa1	9.70%	11/10/18	500	540,415
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	5.65%	05/16/18	3,000	2,973,999
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	6.50%	07/15/10	4,000	3,974,640

					11,953,179

U.S. Government Agency Obligations — 2.6%
Federal Farm Credit Bank	Aaa	4.875%	01/17/17	580	653,632
Federal Home Loan Bank	Aaa	5.125%	10/19/16	120	137,265
Federal Home Loan Mortgage Corp.	Aaa	4.125%	09/27/13	17,455	18,808,233
Federal National Mortgage Association	Aaa	2.875%	12/11/13	9,750	9,986,662
Federal National Mortgage Association	Aaa	5.625%	07/15/37	165	212,879

					29,798,671

U.S. Government Mortgage-Backed Securities — 45.8%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	02/01/19-07/01/19	12,891	13,235,245
Federal Home Loan Mortgage Corp.	Aaa	5.00%	07/01/19-05/01/34	6,552	6,739,157
Federal Home Loan Mortgage Corp.	Aaa	5.00%	TBA 30 YR	9,500	9,707,813
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-05/01/37	15,535	15,939,987
Federal Home Loan Mortgage Corp.	Aaa	5.50%	TBA 30 YR	29,500	30,191,421
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-04/01/34	5,562	5,744,662
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32	2,566	2,677,179
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	4,763	5,005,918
Federal National Mortgage Association	Aaa	4.00%	05/01/19-06/01/19	6,245	6,347,310
Federal National Mortgage Association	Aaa	4.50%	06/01/18-02/01/35	18,985	19,448,115
Federal National Mortgage Association	Aaa	5.00%	01/01/19-05/01/38	21,408	21,951,877
Federal National Mortgage Association	Aaa	5.00%	TBA 30 YR	71,500	72,997,066
Federal National Mortgage Association	Aaa	5.195%	10/01/37	9,719	9,807,908
Federal National Mortgage Association	Aaa	5.307%	01/01/36	2,864	2,915,030
Federal National Mortgage Association	Aaa	5.50%	12/01/16-02/01/38	109,137	112,088,919
Federal National Mortgage Association	Aaa	5.50%	TBA 30 YR	2,250	2,306,250
Federal National Mortgage Association	Aaa	5.894%	06/01/37	3,414	3,512,512
Federal National Mortgage Association	Aaa	6.00%	09/01/17-06/01/38	28,628	29,572,465
Federal National Mortgage Association	Aaa	6.00%	TBA 30 YR	80,500	82,864,687
Federal National Mortgage Association	Aaa	6.036%	09/01/37	9,098	9,351,248
Federal National Mortgage Association	Aaa	6.50%	11/01/09-10/01/37	20,667	21,514,978
Federal National Mortgage Association	Aaa	7.00%	05/01/32	428	452,912
Government National Mortgage Association	Aaa	5.50%	01/15/33-01/15/35	8,919	9,216,391
Government National Mortgage Association	Aaa	5.50%	TBA 30 YR	5,600	5,748,781
Government National Mortgage Association	Aaa	6.00%	12/15/32-11/15/34	8,197	8,472,433
Government National Mortgage Association	Aaa	6.00%	TBA 30 YR	7,000	7,220,934
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	4,578	4,799,550
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	157	166,196

					519,996,944

U.S. Government Treasury Securities — 4.9%
U.S. Treasury Bonds(a)	Aaa	4.375%	02/15/38	330	441,994
U.S. Treasury Bonds(j)	Aaa	4.50%	05/15/38	5,420	7,397,454
U.S. Treasury Inflation Indexed Bonds(a)	Aaa	1.875%	07/15/13	6,287	5,919,212

SEE NOTES TO FINANCIAL STATEMENTS.

A28

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Government Treasury Securities (continued)
U.S. Treasury Inflation Indexed Bonds(a)(j)	Aaa	2.00%	01/15/14	$12,065	$11,431,416
U.S. Treasury Inflation Indexed Bonds	Aaa	1.375%	07/15/18	8,590	8,033,513
U.S. Treasury Notes	Aaa	1.50%	12/31/13	11,485	11,458,974
U.S. Treasury Strips(a)(g)	Aaa	4.21%	11/15/21	8,545	5,540,040
U.S. Treasury Strips(g)	Aaa	4.25%	08/15/29	10,165	5,380,263

					55,602,866

TOTAL LONG-TERM BONDS (cost $1,168,010,451)					1,081,446,033

BANK LOANS — 3.4%
Automotive — 0.1%
Oshkosh Truck Corp.(h)	Ba3	3.4248%	12/06/13	1,414	818,855

Cable — 0.2%
Insight Midwest Holding LLC(h)	B1	3.66%	10/06/13	3,208	2,582,273

Capital Goods — 0.1%
Capital Safety Group Ltd.(h)	B2	2.711%	07/20/15	409	315,121
Capital Safety Group Ltd.(h)	B2	3.211%	07/20/16	1,091	839,879

					1,155,000

Consumer — 0.2%
Huish Detergents, Inc.(h)	Ba3	2.48%	04/26/14	2,955	2,078,349

Electric — 0.5%
NRG Energy, Inc.(h)	Ba1	1.3588%	02/01/13	1,171	1,011,770
NRG Energy, Inc.(h)	Ba1	2.675%	02/01/13	2,377	2,053,319
Reliant Energy, Inc.(h)	Ba3	1.88%	06/30/14	2,500	1,790,000
Texas Competitive Electric Holdings Co. LLC(h)	Ba3	5.582%	10/10/14	1,975	1,365,219

					6,220,308

Foods — 0.1%
Supervalu, Inc.(h)	Ba3	2.3138%	06/02/11	2,077	1,692,692

Gaming — 0.1%
Las Vegas Sands LLC Term B(h)	B2	2.22%	05/23/14	2,167	972,742
Las Vegas Sands LLC Term DD(h)	B2	2.22%	05/23/14	547	245,655

					1,218,397

Health Care & Pharmaceutical — 1.2%
Community Health Systems, Inc.(h)	Ba3	3.4038%	07/25/14	135	104,326
Community Health Systems, Inc.(h)	Ba3	4.445%	07/25/14	2,631	2,039,874
HCA, Inc.(h)	Ba3	3.7088%	11/18/13	2,450	1,915,594
Health Management Associates Term B(h)	B1	3.2088%	02/28/14	1,933	1,181,999
Inverness Medical Innovations(h)	B1	3.723%	06/26/14	2,955	1,942,913
PTS Acquisition Corp.(h)	Ba3	3.7088%	04/10/14	3,842	2,285,692
Royalty Pharma Finance Trust(h)	Baa3	6.5688%	05/15/15	4,000	3,513,331

					12,983,729

Media & Entertainment — 0.1%
Idearc, Inc.(h)	B2	1.97%	11/17/13	1,000	325,000
Idearc, Inc.(h)	B2	3.5745%	11/17/14	1,715	523,075

					848,075

Paper — 0.1%
Domtar, Inc.(h)	Baa3	3.251%	03/05/14	1,530	1,023,188

Pipelines & Other — 0.1%
Enterprise GP Holdings LP(h)	Ba2	5.3568%	11/08/14	1,520	1,230,917

Technology — 0.5%
First Data Corp.(h)	Ba3	3.211%	09/24/14-09/24/14	3,012	1,926,525
Flextronics International Ltd. Term A (Singapore)(h)	Ba1	6.155%	10/01/14	2,301	1,442,103

SEE NOTES TO FINANCIAL STATEMENTS.

A29

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

BANK LOANS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology (continued)
Flextronics International Ltd. Term A-1-A (Singapore)(h)	Ba1	7.0688%	10/01/14	$661	$414,398
Metavante Corp.(h)	Ba2	4.942%	11/01/14	2,481	1,836,125

					5,619,151

Telecommunications — 0.1%
Alltel Communications, Inc.(h)	Ba3	3.9388%	05/15/15	1,580	1,550,375

TOTAL BANK LOANS (cost $55,200,855)					39,021,310

TOTAL LONG-TERM INVESTMENTS (cost $1,223,211,306)					1,120,467,342

				Shares
SHORT-TERM INVESTMENTS — 22.9%
AFFILIATED MUTUAL FUNDS
Dryden Core Investment Fund — Short-Term Bond Series (cost $164,222,330) (Note 4)(c)				16,575,018	121,992,132
Dryden Core Investment Fund — Taxable Money Market Fund Series (cost $137,331,502; includes $44,158,988 of cash collateral received for securities on loan) (Note 4)(b)(c)				137,331,502	137,331,502

TOTAL AFFILIATED MUTUAL FUNDS (cost $301,553,832)					259,323,634

TOTAL INVESTMENTS(k) — 121.6% (cost $1,524,765,138)					1,379,790,976
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (21.6)%					(244,955,264)

NET ASSETS — 100.0%					$1,134,835,712

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty

#	Principal amount shown in U.S. dollars unless otherwise stated.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(a)	All or portion of security is on loan. The aggregate market value of such securities is $42,538,539; cash collateral of $44,158,988 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(g)	Represents a zero coupon bond. Rate shown reflects the effective yield at reporting date.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(h)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default of interest payments; non-income producing security.

(j)	Security segregated as collateral for swap contracts.

(k)	As of December 31, 2008, 1 security representing $2,023,560 and 0.18% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Long Positions:
661	10 Yr. U.S. Treasury Notes	Mar. 2009	$78,061,253	$83,120,750	$5,059,497
11	10 Yr. Euro Bonds	Mar. 2009	1,897,774	1,908,869	11,095
8	2 Yr. Euro British Pound	Mar. 2009	1,335,397	1,420,154	84,757
272	5 Yr. U.S. Treasury Notes	Mar. 2009	32,327,939	32,382,875	54,936
167	30 Yr. U.S. Treasury Bonds	Mar. 2009	21,219,857	23,053,828	1,833,971

					7,044,256

Short Positions:
20	Australian 10 Yr. Bonds	Mar. 2009	1,334,313	1,338,692	(4,379)
251	2 Yr.U.S. Treasury Notes	Mar. 2009	54,218,848	54,733,688	(514,840)

					(519,219)

					$6,525,037

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Foreign Currency Contract	Notional Amount (000)	Value at Settlement Date	Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased:
Euro, Expiring 01/23/09	EUR 908	$1,262,630	$1,261,119	$(1,511)
Mexican Nuevo Peso, Expiring 01/20/09	MXN 71,035	5,306,098	5,092,266	(213,832)
Polish Zloty, Expiring 01/22/09	PLN 1,936	681,400	651,332	(30,068)

		7,250,128	7,004,717	(245,411)

Sold:
Australian Dollar, Expiring 01/21/09	AUD 1,981	1,374,992	1,377,740	(2,748)
Hungarian Forint, Expiring 01/22/09	HUF 636,108	3,395,113	3,313,654	81,459
Japanese Yen, Expiring 01/23/09	JPY 219,267	2,449,757	2,420,000	29,757
Mexican Nuevo Peso, Expiring 01/20/09	MXN 71,035	5,287,339	5,092,265	195,074
Polish Zloty, Expiring 01/22/09	PLN 10,371	3,602,679	3,489,903	112,776

		16,109,880	15,693,562	416,318

				$170,907

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	8/15/2015	$2,990	3.71%	3 month LIBOR	$(250,518)
Deutsche Bank AG(b)	5/15/2016	1,080	4.49%	3 month LIBOR	(152,023)
Citibank, N.A.(a)	10/20/2013	5,955	4.06%	3 month LIBOR	509,646
Merrill Lynch Capital Services, Inc.(a)	10/10/2013	5,955	3.78%	3 month LIBOR	433,770
Merrill Lynch Capital Services, Inc.(b)	5/15/2016	5,955	4.40%	3 month LIBOR	(800,570)

					$(259,695)

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding as of December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation
Buy protection(1):
Morgan Stanley Capital Services, Inc.	9/20/2012	$5,600	1.70%	CIT Group, Inc. 7.75%, due 04/02/12	$951,740
Morgan Stanley Capital Services, Inc.	6/20/2013	3,700	1.65%	Itraxx Euro zero, due 06/20/13	164,252
Merrill Lynch Capital Services, Inc.	9/20/2016	1,000	1.73%	Tyson Foods, Inc. 6.6%, due 04/01/16	144,818
Barclays Bank PLC	9/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M9 7.02%, 09/25/35	935,634
Citibank, N.A.	1/25/2035	512	3.00%	Morgan Stanley ABS Capital 1, Ser. 2005-HE2, Class B2, 6.165%, 01/25/35	281,374
Citibank, N.A.	1/25/2035	506	3.00%	Morgan Stanley ABS Capital 1, Ser. 2005-HE2, Class B3, 6.765%, 01/25/35	316,016
Citibank, N.A.	3/25/2035	523	3.00%	Centex Home Equity, Ser. 2005-B, Class B, 6.215%, 03/25/35	250,826
Merrill Lynch Capital Services, Inc.	3/25/2036	1,000	3.72%	AmeriQuest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 7.82%, 03/25/36	959,705
Morgan Stanley Capital Services, Inc.	5/25/2036	1,000	3.23%	Countrywide Asset-Backed Certificates, Ser. 2005-16, Class MV8, 7.57%, 05/25/36	991,770

					$4,996,135

Counterparty	Termination Date	Implied Credit Spread at December 31, 2008(4)	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Credit Default Swaps on Corporate Issues-Sell Protection(2):
Morgan Stanley Capital Services, Inc.	6/20/2009	1.50%	$1,334	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$(3,887)	$3,798	$(7,685)
Morgan Stanley Capital Services, Inc.	6/20/2009	1.50%	1,333	0.82%	Covidien Ltd., 6.00%, due 10/15/17	(3,886)	3,798	(7,684)
Morgan Stanley Capital Services, Inc.	6/20/2009	1.50%	1,333	0.82%	Tyco Electronics Ltd., 6.00%, due 10/01/12	(3,888)	3,799	(7,687)
Morgan Stanley Capital Services, Inc.	6/20/2009	12.76%	3,000	1.90%	Texas Competitive Electric Holdings Co., LLC 6.21287%, due 10/10/14	(143,356)	—	(143,356)
JPMorgan Chanse Bank	6/20/2009	31.40%	1,750	5.00%	Harrah’s Operating Co., Inc. 5.625%, due 06/01/15	(198,358)	(44,199)	(154,159)
Barclays Bank PLC	6/20/2013	87.70%	1,930	5.00%	Station Casinos, Inc., 6.00%, 04/01/12	(1,508,484)	(300,231)	(1,208,253)
Morgan Stanley Capital Services, Inc.	12/20/2014	18.70%	2,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	(1,165,784)	—	(1,165,784)

						$(3,027,643)	$(333,035)	$(2,694,608)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value(5)	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Credit Default Swaps on Asset-Backed Issues-Sell Protection(2):
Merrill Lynch Capital Services, Inc.	3/25/2036	1,000	9.00%	AmeriQuest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 7.82%, 03/25/36	$(950,949)	$—	$(950,949)

					$(950,949)	$—	$(950,949)

The Portfolio entered into credit default swaps as the protection seller on corporate issues and asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$259,323,634	$6,525,037
Level 2—Other Significant Observable Inputs	1,118,443,782	(1,379,231)
Level 3—Significant Unobservable Inputs	2,023,560	2,641,021

Total	$1,379,790,976	$7,786,827

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$—	$2,173,171
Realized gain (loss)	—	*
Change in unrealized appreciation (depreciation)	(578,234)	986,780
Net purchases (sales)	2,601,794	—
Transfers in and/or out of Level 3	—	(518,930)

Balance as of 12/31/08	$2,023,560	$2,641,021

*	The realized loss incurred during the period for other financial instruments was $494,272.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

U.S. Government Mortgage-Backed Securities	45.8%
Affiliated Money Market Mutual Funds (including 3.9% of collateral received for securities on loan)	22.9
Commercial Mortgage-Backed Securities	7.8
U.S. Government Treasury Securities	4.9
Banking	3.2
Electric	2.6
U.S. Government Agency Obligations	2.6
Health Care & Pharmaceutical	2.6
Asset-Backed Securities	2.5
Telecommunications	2.5
Non-Corporate Sovereign	2.3
Non-Captive Finance	1.7
Structured Notes	1.6
Technology	1.5
Non-Corporate Foreign Agency	1.4
Airlines	1.1
Chemicals	1.1
Foods	1.1
Insurance	1.1
Tobacco	1.1
Brokerage	1.0
Energy – Other	1.0
Pipelines & Other	0.9
Capital Goods	0.8
Health Care Insurance	0.8
Media & Entertainment	0.7
Paper	0.6
Retailers	0.6
Cable	0.5
Collateralized Mortgage Obligations	0.5
Metals	0.5
Real Estate Investment Trusts	0.4
Gaming	0.3
Building Materials & Construction	0.3
Foreign Government Bonds	0.3
Lodging	0.3
Consumer	0.2
Railroads	0.2
Automotive	0.1
Emerging Markets	0.1
Enery – Integrated	0.1

121.6
Liabilities in excess of other assets	(21.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $42,538,539:
Unaffiliated investments (cost $1,223,211,306)	$1,120,467,342
Affiliated investments (cost $301,553,832)	259,323,634
Foreign currency, at value (cost $309)	309
Receivable for investments sold	53,992,213
Interest receivable	9,629,246
Unrealized appreciation on swaps	5,939,551
Premium for swaps purchased	448,162
Unrealized appreciation on forward foreign currency exchange contracts	419,066
Receivable for Series shares sold	16,109
Prepaid expenses	14,562

Total Assets	1,450,250,194

LIABILITIES
Payable for investments purchased	256,536,806
Collateral for securities on loan	44,158,988
Payable to custodian	6,606,289
Unrealized depreciation on swaps	4,848,668
Due to broker-variation margin	1,740,484
Premium for swaps written	480,772
Management fee payable	381,914
Unrealized depreciation on forward foreign currency exchange contracts	248,159
Payable for Series shares repurchased	223,751
Accrued expenses and other liabilities	181,079
Deferred trustees’ fees	6,785
Affiliated transfer agent fee payable	787

Total Liabilities	315,414,482

NET ASSETS	$1,134,835,712

Net assets were comprised of:
Paid-in capital	$1,247,564,086
Retained earnings	(112,728,374)

Net assets, December 31, 2008	$1,134,835,712

Net asset value and redemption price per share, $1,134,835,712 / 114,800,544 outstanding shares of beneficial interest	$9.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$56,912,144
Affiliated dividend income	8,289,602
Affiliated income from securities loaned, net	524,003

65,725,749

EXPENSES
Management fee	4,766,674
Custodian’s fees and expenses	309,000
Shareholders’ reports	73,000
Audit fee	33,000
Interest expense (Note 8)	31,313
Trustees’ fees	23,000
Insurance expenses	12,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fee and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Miscellaneous	10,948

Total expenses	5,277,935

NET INVESTMENT INCOME	60,447,814

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	2,354,434
Short sale transactions	94,551
Futures transactions	11,455,174
Swap transactions	5,656,697
Foreign currency transactions	1,392,152

20,953,008

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(33,944,971))	(125,445,660)
Securities sold short	41,247
Futures	5,767,689
Swaps	(3,439,766)
Foreign currencies	(915,197)

(123,991,687)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(103,038,679)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(42,590,865)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$60,447,814	$63,095,081
Net realized gain on investment, swap and foreign currency transactions	20,953,008	22,075,622
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(123,991,687)	(19,462,861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,590,865)	65,707,842

DISTRIBUTIONS	(72,614,494)	(59,479,872)

SERIES SHARE TRANSACTIONS:
Series shares sold [9,801,318 and 12,326,563 shares, respectively]	102,899,591	133,636,466
Series shares issued in reinvestment of distributions [7,018,378 and 5,514,681 shares, respectively]	72,614,494	59,479,872
Series shares repurchased [13,831,055 and 12,074,002 shares, respectively]	(143,763,704)	(131,418,698)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	31,750,381	61,697,640

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,454,978)	67,925,610
NET ASSETS:
Beginning of year	1,218,290,690	1,150,365,080

End of year	$1,134,835,712	$1,218,290,690

SEE NOTES TO FINANCIAL STATEMENTS.

A35

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.4%
Lockheed Martin Corp.	152,006	$12,780,665
Orbital Sciences Corp.*(a)	1,203,380	23,502,011

		36,282,676

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.(a)	435,800	14,499,066

Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The)*(a)	660,500	3,943,185

Beverages — 2.0%
PepsiCo, Inc.	920,828	50,433,750

Biotechnology — 5.6%
BioMarin Pharmaceutical, Inc.*(a)	254,300	4,526,540
Celgene Corp.*	372,500	20,591,800
Genentech, Inc.*	414,300	34,349,613
Genzyme Corp.*(a)	471,550	31,296,773
Gilead Sciences, Inc.*(a)	996,500	50,961,010

		141,725,736

Building Materials — 0.9%
Masco Corp.	2,019,632	22,478,504

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The)	452,078	12,807,370
Goldman Sachs Group, Inc. (The)(a)	247,731	20,906,019
Morgan Stanley(a)	604,900	9,702,596
Schwab, (Charles) Corp. (The)	1,398,150	22,608,085

		66,024,070

Chemicals — 1.1%
Air Products & Chemicals, Inc.	890	44,740
Monsanto Co.	409,990	28,842,797

		28,887,537

Commercial Banks — 1.4%
Wells Fargo & Co.(a)	1,193,724	35,190,984

Commercial Services — 0.4%
Moody’s Corp.(a)	445,460	8,949,291

Commercial Services & Supplies — 1.1%
McKesson Corp.	279,070	10,808,381
Waste Management, Inc.	515,600	17,086,984

		27,895,365

Communication Equipment — 5.9%
Cisco Systems, Inc.*	3,140,649	51,192,579
Corning, Inc.	1,805,915	17,210,370
QUALCOMM, Inc.(a)	1,767,300	63,322,359
Research In Motion Ltd. (Canada)*(a)	409,600	16,621,568

		148,346,876

Computers & Peripherals — 3.2%
Apple, Inc.*(a)	390,006	33,287,012
Hewlett-Packard Co.	1,274,760	46,261,041

		79,548,053

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction — 2.2%
Centex Corp.(a)	1,148,640	$12,221,529
Toll Brothers, Inc.*(a)	2,033,760	43,583,477

		55,805,006

Consumer Finance — 1.0%
American Express Co.(a)	634,888	11,777,172
SLM Corp.*(a)	1,575,400	14,021,060

		25,798,232

Diversified Consumer Services — 1.4%
Career Education Corp.*(a)	797,600	14,308,944
H&R Block, Inc.	878,100	19,950,432

		34,259,376

Diversified Financial Services — 1.4%
JPMorgan Chase & Co.	1,160,202	36,581,169

Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	532,210	18,041,919

Electric Utilities — 1.1%
Dominion Resources, Inc.	239,080	8,568,627
Exelon Corp.	363,830	20,232,587

		28,801,214

Electronic Components — 1.0%
Dolby Laboratories, Inc. (Class A Stock)*(a)	762,398	24,976,158

Energy – Alternate Sources — 0.5%
First Solar, Inc.*(a)	85,710	11,824,552

Energy Equipment & Services — 3.3%
Diamond Offshore Drilling, Inc.(a)	336,460	19,830,952
Halliburton Co.	1,477,980	26,869,677
National Oilwell Varco, Inc.*	881,920	21,554,125
Schlumberger Ltd. (Netherlands)(a)	326,900	13,837,677

		82,092,431

Financial – Bank & Trust — 0.7%
Hudson City Bancorp, Inc.(a)	564,650	9,011,814
State Street Corp.	226,830	8,921,224

		17,933,038

Food & Staples Retailing — 4.6%
Costco Wholesale Corp.(a)	257,500	13,518,750
CVS/Caremark Corp.	651,700	18,729,858
Kroger Co. (The)	614,800	16,236,868
Wal-Mart Stores, Inc.(a)	1,215,862	68,161,224

		116,646,700

Food Products — 3.9%
Cadbury PLC (United Kingdom)	398,000	3,464,825
Cadbury PLC, ADR (United Kingdom)(a)	546,564	19,495,938
ConAgra Foods, Inc.	1,040,600	17,169,900
Kellogg Co.(a)	521,405	22,863,609
McCormick & Co., Inc.	565,143	18,005,456
Tyson Foods, Inc. (Class A Stock)	1,869,900	16,380,324

		97,380,052

SEE NOTES TO FINANCIAL STATEMENTS.

A36

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies — 2.3%
Alcon, Inc. (Switzerland)(a)	235,700	$21,022,083
Baxter International, Inc.	538,100	28,836,779
Medtronic, Inc.	301,646	9,477,717

		59,336,579

Healthcare Providers & Services — 2.4%
Aetna, Inc.	595,400	16,968,900
Medco Health Solutions, Inc.*	560,400	23,486,364
Omnicare, Inc.(a)	471,700	13,094,392
UnitedHealth Group, Inc.	244,200	6,495,720

		60,045,376

Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.	235,455	14,642,946

Household Products — 2.5%
Colgate-Palmolive Co.(a)	309,700	21,226,838
Kimberly-Clark Corp.	203,500	10,732,590
Procter & Gamble Co.	489,148	30,239,129

		62,198,557

Independent Power Producers & Energy Traders — 0.9%
NRG Energy, Inc.*	954,900	22,277,817

Industrial Conglomerates — 1.7%
Eaton Corp.	201,400	10,011,594
General Electric Co.	2,020,603	32,733,769

		42,745,363

Insurance — 3.7%
Aflac, Inc.(a)	334,030	15,311,935
Allstate Corp. (The)	255,700	8,376,732
Berkshire Hathaway, Inc. (Class A Stock)*	204	19,706,400
Berkshire Hathaway, Inc. (Class B Stock)*(a)	3,005	9,658,070
Loews Corp.	505,100	14,269,075
Progressive Corp. (The)(a)	1,320,420	19,555,420
XL Capital Ltd. (Class A Stock) (Cayman Islands)	1,649,300	6,102,410

		92,980,042

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.*(a)	363,400	18,635,152
HSN, Inc.*	152,860	1,111,292

		19,746,444

Internet Software & Services — 2.1%
Google, Inc. (Class A Stock)*	109,100	33,564,615
IAC/InterActiveCorp*(a)	1,171,050	18,420,617

		51,985,232

IT Services — 1.4%
Infosys Technologies Ltd., ADR (India)(a)	310,600	7,631,442
Visa, Inc. (Class A Stock)	538,400	28,239,080

		35,870,522

Life Science Tools & Services — 0.7%
Thermo Fisher Scientific, Inc.*(a)	512,300	17,454,061

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 3.1%
Comcast Corp. (Class A Stock)	1,056,490	$17,833,551
Liberty Global, Inc. (Class C Stock)*	860,350	13,060,113
News Corp. (Class B Stock)(a)	2,025,768	19,406,857
Sirius XM Radio, Inc.*(a)	20,187,800	2,422,536
Walt Disney Co. (The)	1,076,830	24,433,273

		77,156,330

Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold, Inc.(a)	571,900	13,977,236
Kinross Gold Corp. (Canada)(a)	1,019,200	18,773,664

		32,750,900

Multi-Line Retail — 1.7%
Lowe’s Cos., Inc.(a)	516,950	11,124,764
Staples, Inc.(a)	1,837,393	32,926,083

		44,050,847

Multi-Utilities — 1.3%
Sempra Energy	797,626	34,002,796

Oil, Gas & Consumable Fuels — 9.2%
Apache Corp.	121,400	9,047,942
ConocoPhillips	294,526	15,256,447
EOG Resources, Inc.(a)	190,400	12,676,832
Exxon Mobil Corp.	411,898	32,881,817
Hess Corp.(a)	125,700	6,742,548
Newfield Exploration Co.*(a)	778,450	15,374,387
Occidental Petroleum Corp.	606,900	36,407,931
Petroleo Brasileiro SA, ADR (Brazil)	554,600	13,582,154
Suncor Energy, Inc. (Canada)	582,939	11,200,740
Total SA, ADR (France)(a)	628,466	34,754,170
Williams Cos., Inc.	968,900	14,029,672
XTO Energy, Inc.	826,200	29,140,074

		231,094,714

Pharmaceuticals — 6.9%
Abbott Laboratories	920,765	49,141,228
Novartis AG, ADR (Switzerland)(a)	635,100	31,602,576
Schering-Plough Corp.(a)	2,819,460	48,015,404
Shire PLC, ADR (United Kingdom)	110,200	4,934,756
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	508,800	21,659,616
Wyeth	486,600	18,252,366

		173,605,946

Semiconductors & Semiconductor Equipment — 0.9%
ASML Holding NV (Netherlands)(a)	1,211,308	21,888,336
Spansion, Inc. (Class A Stock)*(a)	2,861,500	541,682

		22,430,018

Software — 3.2%
Adobe Systems, Inc.*	546,600	11,637,114
CA, Inc.(a)	1,000,900	18,546,677
Microsoft Corp.(a)	1,203,124	23,388,731

SEE NOTES TO FINANCIAL STATEMENTS.

A37

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Oracle Corp.*	405,300	$7,185,969
Symantec Corp.*(a)	1,553,900	21,008,728

		81,767,219

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. (Class B Stock)	246,800	12,586,800

Tobacco — 1.0%
Philip Morris International, Inc.	597,560	25,999,836

Transportation — 0.5%
Norfolk Southern Corp.	288,040	13,552,282

Wireless Telecommunication Services — 0.9%
American Tower Corp. (Class A Stock)*	94,780	2,778,949
NII Holdings, Inc.*(a)	815,500	14,825,790
Sprint Nextel Corp.*(a)	2,622,836	4,799,790

		22,404,529

TOTAL LONG-TERM INVESTMENTS (cost $2,910,669,945)		2,465,030,096

SHORT-TERM INVESTMENT — 25.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $648,452,738; includes $596,704,279 of cash collateral for securities on loan)(b)(w)(Note 4)	648,452,738	648,452,738

TOTAL INVESTMENTS — 123.5% (cost $3,559,122,683)		3,113,482,834
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.5)%		(592,127,124)

NET ASSETS — 100.0%		$2,521,355,710

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $565,214,365; cash collateral of $596,704,279 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$3,113,482,834	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$3,113,482,834	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$23,529,912
Realized gain (loss)	(28,385,420)
Change in unrealized appreciation (depreciation)	8,236,728
Net purchases (sales)	(3,381,220)
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

EQUITY PORTFOLIO (continued)

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (23.7% represents investments purchased with collateral from securities on loan)	25.7%
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	6.9
Communication Equipment	5.9
Biotechnology	5.6
Food & Staples Retailing	4.6
Food Products	3.9
Insurance	3.7
Energy Equipment & Services	3.3
Software	3.2
Computers & Peripherals	3.2
Media	3.1
Capital Markets	2.6
Household Products	2.5
Healthcare Providers & Services	2.4
Healthcare Equipment & Supplies	2.3
Construction	2.2
Internet Software & Services	2.1
Beverages	2.0
Multi-line Retail	1.7
Industrial Conglomerates	1.7
Diversified Financial Services	1.4
Aerospace & Defense	1.4
IT Services	1.4
Commercial Banks	1.4
Diversified Consumer Services	1.4
Multi-Utilities	1.3
Metals & Mining	1.3
Chemicals	1.1
Electric Utilities	1.1
Commercial Services & Supplies	1.1
Tobacco	1.0
Consumer Finance	1.0
Electronic Components	1.0
Building Materials	0.9
Semiconductors & Semiconductor Equipment	0.9
Wireless Telecommunication Services	0.9
Independent Power Producers & Energy Traders	0.9
Internet & Catalog Retail	0.8
Diversified Telecommunication Services	0.7
Financial – Bank & Trust	0.7
Life Science Tools & Services	0.7
Hotels, Restaurants & Leisure	0.6
Air Freight & Logistics	0.6
Transportation	0.5
Textiles, Apparel & Luxury Goods	0.5
Energy – Alternate Sources	0.5
Commercial Services	0.4
Auto Components	0.2

123.5
Liabilities in excess of other assets	(23.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A39

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value, including securities on loan of $565,214,365:
Unaffiliated investments (cost $2,910,669,945)	$2,465,030,096
Affiliated investments (cost $648,452,738)	648,452,738
Receivable for investments sold	6,852,551
Dividends and interest receivable	4,552,066
Receivable for Series shares sold	26,136
Prepaid expenses	35,852

Total Assets	3,124,949,439

LIABILITIES
Collateral for securities on loan	596,704,279
Payable for investments purchased	2,691,535
Payable to custodian	1,670,136
Payable for Series shares repurchased	1,240,172
Management fee payable	932,920
Accrued expenses and other liabilities	351,859
Deferred trustees’ fees	1,770
Affiliated transfer agent fees payable	933
Distribution fee payable	78
Administration fee payable	47

Total Liabilities	603,593,729

NET ASSETS	$2,521,355,710

Net assets were comprised of:
Paid-in capital	$3,420,816,845
Retained earnings	(899,461,135)

Net assets, December 31, 2008	$2,521,355,710

Class I:
Net asset value and redemption price per share, $2,520,985,725 / 153,673,372 outstanding shares of beneficial interest	$16.40

Class II:
Net asset value and redemption price per share, $369,985 / 22,466 outstanding shares of beneficial interest	$16.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $897,280 foreign withholding tax)	$55,161,588
Affiliated income from securities lending, net	3,427,623
Affiliated dividend income	2,139,421

60,728,632

EXPENSES
Management fee	16,189,920
Distribution fee—Class II	1,612
Administration fee—Class II	967
Custodian’s fees and expenses	577,000
Shareholders’ reports	356,000
Insurance expenses	62,000
Trustees’ fees	59,000
Legal fees and expenses	20,000
Audit fee	19,000
Commitment fee on syndicated credit agreement	18,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000) (Note 4)	5,000
Miscellaneous	6,522

Total expenses	17,315,021

NET INVESTMENT INCOME	43,413,611

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(413,215,126)
Foreign currency transactions	(145,726)

(413,360,852)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,236,224,567)
Foreign currencies	9,114

(1,236,215,453)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(1,649,576,305)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,606,162,694)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$43,413,611	$51,836,584
Net realized gain (loss) on investment and foreign currency transactions	(413,360,852)	385,190,299
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,236,215,453)	(37,720,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,606,162,694)	399,306,294

DISTRIBUTIONS
Class I	(436,963,357)	(49,976,890)
Class II	(63,526)	(9,549)

TOTAL DISTRIBUTIONS	(437,026,883)	(49,986,439)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	31,235,697	29,826,206
Series shares issued in reinvestment of distributions	437,026,883	49,986,439
Series shares repurchased	(328,918,685)	(408,578,092)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	139,343,895	(328,765,447)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,903,845,682)	20,554,408
NET ASSETS:
Beginning of year	4,425,201,392	4,404,646,984

End of year	$2,521,355,710	$4,425,201,392

SEE NOTES TO FINANCIAL STATEMENTS.

A40

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.7%
COMMON STOCKS — 56.7%	Shares	Value (Note 2)

Aerospace & Defense — 2.0%
Boeing Co. (The)	176,000	$7,509,920
General Dynamics Corp.	206,000	11,863,540
Honeywell International, Inc.	17,300	567,959
Lockheed Martin Corp.	58,400	4,910,272
Northrop Grumman Corp.	236,700	10,660,968
Raytheon Co.	214,800	10,963,392
United Technologies Corp.	129,500	6,941,200

		53,417,251

Air Freight & Logistics — 0.2%
FedEx Corp.	21,700	1,392,055
Pacer International, Inc.	105,800	1,103,494
United Parcel Service, Inc. (Class B Stock)	70,200	3,872,232

		6,367,781

Airlines — 0.1%
Allegiant Travel Co.(a)	18,700	908,259
Continental Airlines, Inc. (Class B Stock)(a)(b)	148,800	2,687,328

		3,595,587

Auto Components — 0.3%
Fuel Systems Solutions, Inc.(a)(b)	95,800	3,138,408
Johnson Controls, Inc.	199,300	3,619,288

		6,757,696

Beverages — 1.3%
Coca-Cola Co. (The)(b)	383,400	17,356,518
Coca-Cola Enterprises, Inc.	162,600	1,956,078
Constellation Brands, Inc. (Class A Stock)(a)	67,500	1,064,475
Dr. Pepper Snapple Group, Inc.(a)	31,000	503,750
Pepsi Bottling Group, Inc.	64,200	1,445,142
PepsiAmericas, Inc.	16,900	344,084
PepsiCo, Inc.	225,920	12,373,638

		35,043,685

Biotechnology — 1.0%
Amgen, Inc.(a)(b)	325,408	18,792,312
Biogen Idec, Inc.(a)	129,800	6,182,374
Cubist Pharmaceuticals, Inc.(a)(b)	15,500	374,480

		25,349,166

Building Products
NCI Buildings Systems, Inc.(a)(b)	27,300	444,990

Capital Markets — 1.2%
Ameriprise Financial, Inc.	121,200	2,831,232
Bank of New York Mellon Corp. (The)	152,100	4,308,993
Charles Schwab Corp. (The)	121,000	1,956,570
Goldman Sachs Group, Inc. (The)	114,600	9,671,094
Morgan Stanley(b)	612,990	9,832,360
State Street Corp.	104,700	4,117,851

		32,718,100

Chemicals — 0.6%
Air Products and Chemicals, Inc.	61,900	3,111,713
Ashland, Inc.	203,000	2,133,530
Dow Chemical Co. (The)	432,200	6,521,898
Eastman Chemical Co.	15,200	481,992

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Mosaic Co. (The)	75,100	$2,598,460
Nalco Holdings Co.	94,100	1,085,914
Rockwood Holdings, Inc.(a)	29,700	320,760
Solutia, Inc.(a)	24,500	110,250
Terra Industries, Inc.	36,900	615,123

		16,979,640

Commercial Banks — 1.6%
Bank of Hawaii Corp.	6,900	311,673
First Midwest Bancorp, Inc.	26,800	535,196
Huntington Bancshares, Inc.(b)	315,600	2,417,496
Oriental Financial Group, Inc. (Puerto Rico)	18,100	109,505
PNC Financial Services Corp.(b)	156,300	7,658,700
Regions Financial Corp.	137,300	1,092,908
SunTrust Banks, Inc.	70,000	2,067,800
Susquehanna Bancshares, Inc.	33,900	539,349
U.S. Bancorp	400,932	10,027,309
Wachovia Corp.	119,600	662,584
Webster Financial Corp.	53,600	738,608
Wells Fargo & Co.(b)	565,900	16,682,732

		42,843,860

Commercial Services & Supplies
Deluxe Corp.	51,000	762,960

Communications Equipment — 1.5%
Cisco Systems, Inc.(a)	1,249,300	20,363,590
Corning, Inc.	977,700	9,317,481
F5 Networks, Inc.(a)(b)	164,100	3,751,326
Harris Corp.	24,100	917,005
InterDigital, Inc.(a)(b)	23,800	654,500
QUALCOMM, Inc.	90,800	3,253,364

		38,257,266

Computers & Peripherals — 2.8%
Apple, Inc.(a)	84,300	7,195,005
Dell, Inc.(a)	982,300	10,058,752
Hewlett-Packard Co.	679,065	24,643,269
International Business Machines Corp.	314,400	26,459,904
Lexmark International, Inc. (Class A Stock)(a)	23,600	634,840
NCR Corp.(a)	20,700	292,698
QLogic Corp.(a)(b)	75,800	1,018,752
Synaptics, Inc.(a)	93,500	1,548,360
Western Digital Corp.(a)	163,200	1,868,640

		73,720,220

Construction & Engineering — 0.3%
Fluor Corp.	91,300	4,096,631
Jacobs Engineering Group, Inc.(a)	58,900	2,833,090

		6,929,721

Construction Materials
Headwaters, Inc.(a)(b)	82,900	559,575

Consumer Finance — 0.1%
American Express Co.	100,700	1,867,985
Capital One Financial Corp.(b)	23,200	739,848

		2,607,833

SEE NOTES TO FINANCIAL STATEMENTS.

A41

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Consumer Services — 0.3%
Apollo Group, Inc. (Class A Stock)(a)	51,200	$3,922,944
H&R Block, Inc.	62,900	1,429,088
ITT Educational Services, Inc.(a)(b)	18,300	1,738,134
Jackson Hewitt Tax Service, Inc.	20,300	318,507
Regis Corp.	18,900	274,617
Weight Watchers International, Inc.	12,400	364,808

		8,048,098

Diversified Financial Services — 2.0%
Bank of America Corp.(b)	1,470,482	20,704,386
CIT Group, Inc.(b)	138,900	630,606
Citigroup, Inc.	1,833,762	12,304,543
Interactive Brokers Group, Inc. (Class A Stock)(a)(b)	30,400	543,856
JPMorgan Chase & Co.	590,194	18,608,817

		52,792,208

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	1,139,147	32,465,690
CenturyTel, Inc.	94,000	2,569,020
Embarq Corp.	26,900	967,324
Frontier Communications Corp.	64,500	563,730
Verizon Communications, Inc.	479,388	16,251,253
Windstream Corp.	732,000	6,734,400

		59,551,417

Electrical Equipment — 0.6%
Acuity Brands, Inc.	69,400	2,422,754
Emerson Electric Co.	338,100	12,377,841
Energy Conversion Devices, Inc.(a)(b)	27,300	688,233
Polypore International, Inc.(a)	42,000	317,520

		15,806,348

Electrical Utilities — 1.7%
American Electric Power Co., Inc.	311,100	10,353,408
DPL, Inc.	23,200	529,888
Duke Energy Corp.	62,000	930,620
Edison International	295,800	9,501,096
Entergy Corp.	61,400	5,104,182
Exelon Corp.	123,700	6,878,957
FirstEnergy Corp.	125,900	6,116,222
Pepco Holdings, Inc.	111,200	1,974,912
PPL Corp.	135,400	4,155,426

		45,544,711

Electronic Equipment & Instruments — 0.1%
Daktronics, Inc.(b)	32,000	299,520
Tyco Electronics Ltd. (Bermuda)	199,600	3,235,516

		3,535,036

Energy Equipment & Services — 1.0%
Complete Production Services, Inc.(a)	112,100	913,615
ENSCO International, Inc.	156,200	4,434,518
Halliburton Co.	239,800	4,359,564
Noble Corp.	220,300	4,866,427
Schlumberger Ltd. (Netherlands)	239,800	10,150,734
Superior Energy Services, Inc.(a)	45,200	720,036
Willbros Group, Inc. (Panama)(a)(b)	38,900	329,483

		25,774,377

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	18,100	$950,250
CVS Caremark Corp.	21,700	623,658
Kroger Co. (The)	350,900	9,267,269
Safeway, Inc.	386,100	9,177,597
SUPERVALU, Inc.	145,300	2,121,380
Sysco Corp.	174,600	4,005,324
Wal-Mart Stores, Inc.	355,300	19,918,118

		46,063,596

Food Products — 1.4%
Archer-Daniels-Midland Co.(b)	325,600	9,387,048
Bunge Ltd.	48,100	2,490,137
ConAgra Foods, Inc.	407,300	6,720,450
General Mills, Inc.	134,600	8,176,950
Kellogg Co.	54,500	2,389,825
Kraft Foods, Inc. (Class A Stock)	253,700	6,811,845

		35,976,255

Gas Utilities — 0.1%
ONEOK, Inc.	79,000	2,300,480

Healthcare Equipment & Supplies — 1.5%
American Medical Systems Holdings, Inc.(a)	84,100	756,059
Becton, Dickinson & Co.	155,900	10,662,001
Boston Scientific Corp.(a)	790,300	6,116,922
Covidien Ltd. (Bermuda)	203,900	7,389,336
Haemonetics Corp.(a)	3,900	220,350
Invacare Corp.	12,500	194,000
Medtronic, Inc.	442,300	13,897,066
Varian Medical Systems, Inc.(a)(b)	24,300	851,472

		40,087,206

Healthcare Providers & Services — 1.3%
Coventry Health Care, Inc.(a)	198,200	2,949,216
Express Scripts, Inc.(a)	214,000	11,765,720
Humana, Inc.(a)(b)	259,100	9,659,248
McKesson Corp.	5,100	197,523
UnitedHealth Group, Inc.	106,400	2,830,240
WellPoint, Inc.(a)(b)	133,600	5,628,568

		33,030,515

Hotels, Restaurants & Leisure — 0.8%
Carnival Corp.	204,600	4,975,872
Domino’s Pizza, Inc.(a)	13,400	63,114
International Speedway Corp. (Class A Stock)	14,200	407,966
McDonald’s Corp.	111,300	6,921,747
Royal Caribbean Cruises Ltd.	336,500	4,626,875
WMS Industries, Inc.(a)	27,800	747,820
Wyndham Worldwide Corp.	75,400	493,870
Yum! Brands, Inc.	132,600	4,176,900

		22,414,164

Household Durables — 0.4%
Harman International Industries, Inc.(b)	115,800	1,937,334
Jarden Corp.(a)(b)	192,800	2,217,200
Leggett & Platt, Inc.	344,200	5,228,398

		9,382,932

SEE NOTES TO FINANCIAL STATEMENTS.

A42

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products — 2.2%
Colgate-Palmolive Co.	193,300	$13,248,782
Kimberly-Clark Corp.	197,900	10,437,246
Procter & Gamble Co.	557,005	34,434,049

		58,120,077

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)(a)(b)	551,900	4,547,656

Industrial Conglomerates — 1.4%
3M Co.	71,500	4,114,110
General Electric Co.	1,496,200	24,238,440
Tyco International Ltd. (Bermuda)	354,700	7,661,520

		36,014,070

Insurance — 1.8%
Aflac, Inc.(b)	240,100	11,006,184
Allstate Corp. (The)	306,900	10,054,044
American Financial Group, Inc.	118,500	2,711,280
Assurant, Inc.(b)	171,200	5,136,000
Chubb Corp. (The)	13,500	688,500
CNA Financial Corp.	20,600	338,664
Delphi Financial Group, Inc. (Class A Stock)	22,100	407,524
Loews Corp.	126,900	3,584,925
MBIA, Inc.(b)	451,900	1,839,233
MetLife, Inc.	67,200	2,342,592
Platinum Underwriters Holdings Ltd. (Bermuda)	83,000	2,994,640
Travelers Cos, Inc. (The)	94,900	4,289,480
XL Capital Ltd. (Class A Stock)	143,800	532,060

		45,925,126

Internet & Catalog Retail — 0.1%
Expedia, Inc.(a)	285,000	2,348,400
PetMed Express, Inc.(a)	32,400	571,212

		2,919,612

Internet Software & Services — 0.9%
EarthLink, Inc.(a)(b)	377,800	2,553,928
eBay, Inc.(a)	593,900	8,290,844
Google, Inc. (Class A Stock)(a)	40,400	12,429,060

		23,273,832

IT Services — 0.3%
Accenture Ltd. (Class A Stock) (Bermuda)	132,100	4,331,559
Automatic Data Processing, Inc.	85,000	3,343,900
Convergys Corp.(a)	151,200	969,192

		8,644,651

Leisure Equipment & Products
Jakks Pacific, Inc.(a)	15,000	309,450

Life Sciences, Tools & Services
Life Technologies Corp.(a)	52,536	1,224,614

Machinery — 0.5%
AGCO Corp.(a)	59,800	1,410,682
Bucyrus International, Inc.	125,300	2,320,556
Crane Co.	14,200	244,808
Cummins, Inc.	57,000	1,523,610
Deere & Co.	109,700	4,203,704
Flowserve Corp.	44,500	2,291,750

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Illinois Tool Works, Inc.	9,800	$343,490
Titan International, Inc.	63,700	525,525

		12,864,125

Media — 1.3%
CBS Corp. (Class B Stock)	362,019	2,964,936
Comcast Corp. (Class A Stock)	40,673	686,560
DIRECTV Group, Inc.(a)(b)	362,700	8,309,457
DISH Network Corp. (Class A Stock)(a)	180,300	1,999,527
Gannett Co., Inc.(b)	689,800	5,518,400
Liberty Media Corp. (Class A Stock)(a)	161,300	2,819,524
Meredith Corp.(b)	43,400	743,008
Time Warner, Inc.	409,800	4,122,588
Walt Disney Co. (The)	272,500	6,183,025

		33,347,025

Metals & Mining — 0.7%
AK Steel Holding Corp.	512,000	4,771,840
Century Aluminum Co.(a)	203,000	2,030,000
Cliffs Natural Resources, Inc.(b)	23,100	591,591
Newmont Mining Corp.	154,800	6,300,360
Reliance Steel & Aluminum Co.	13,700	273,178
United States Steel Corp.(b)	126,200	4,694,640

		18,661,609

Multiline Retail — 0.1%
Big Lots, Inc.(a)(b)	103,100	1,493,919

Multi-Utilities — 0.8%
Centerpoint Energy, Inc.	153,800	1,940,956
CMS Energy Corp.(b)	188,300	1,903,713
Dominion Resources, Inc.	30,500	1,093,120
NiSource, Inc.	147,900	1,622,463
Public Service Enterprise Group, Inc.	337,400	9,841,958
Sempra Energy	79,500	3,389,085

		19,791,295

Office Electronics — 0.2%
Xerox Corp.	630,100	5,021,897

Oil, Gas & Consumable Fuels — 6.3%
Apache Corp.	36,700	2,735,251
Chevron Corp.	348,256	25,760,496
ConocoPhillips (Class B Stock)	399,634	20,701,041
CONSOL Energy, Inc.	35,900	1,026,022
Devon Energy Corp.	57,700	3,791,467
Encore Acquisition Co.(a)	7,000	178,640
EOG Resources, Inc.	7,900	525,982
Exxon Mobil Corp.	837,416	66,850,920
Forest Oil Corp.(a)	105,900	1,746,291
Foundation Coal Holdings, Inc.	42,100	590,242
Marathon Oil Corp.	249,400	6,823,584
Mariner Energy, Inc.(a)	64,100	653,820
McMoRan Exploration Co.(a)	144,500	1,416,100
Murphy Oil Corp.	120,200	5,330,870
Newfield Exploration Co.(a)	45,900	906,525
Occidental Petroleum Corp.	34,000	2,039,660
Overseas Shipholding Group, Inc.	15,300	644,283

SEE NOTES TO FINANCIAL STATEMENTS.

A43

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	344,100	$7,828,275
Southwestern Energy Co.(a)	248,600	7,201,942
Tesoro Petroleum Corporation	84,300	1,110,231
Valero Energy Corp.	272,300	5,892,572
Western Refining, Inc.(b)	106,100	823,336

		164,577,550

Paper & Forest Products
MeadWestvaco Corp.	37,200	416,268

Pharmaceuticals — 5.0%
Abbott Laboratories	273,600	14,602,032
Allergan, Inc.	72,200	2,911,104
Bristol-Myers Squibb Co.	435,200	10,118,400
Eli Lilly & Co.	395,400	15,922,758
Forest Laboratories, Inc.(a)	179,600	4,574,412
Johnson & Johnson	408,498	24,440,435
Medicines Co. (The)(a)(b)	56,600	833,718
Merck & Co., Inc.	632,300	19,221,920
Pfizer, Inc.(b)	1,556,165	27,559,682
Warner Chilcott Ltd. (Class A Stock) (Bermuda)(a)	42,800	620,600
Wyeth	263,400	9,880,134

		130,685,195

Real Estate Investment Trusts — 0.3%
Brandywine Realty Trust	278,400	2,146,464
CBL & Associates Properties, Inc.(b)	203,900	1,325,350
Colonial Properties Trust	87,300	727,209
First Industrial Realty Trust, Inc.	58,200	439,410
Host Hotels & Resorts, Inc.	248,500	1,881,145
Pennsylvania Real Estate Investment Trust(b)	105,800	788,210
Sunstone Hotel Investors, Inc.	152,200	942,118

		8,249,906

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)	165,600	715,392

Road & Rail — 0.9%
Burlington Northern Santa Fe Corp.(b)	79,800	6,041,658
Norfolk Southern Corp.(b)	226,000	10,633,300
Ryder System, Inc.	69,100	2,679,698
Union Pacific Corp.(b)	105,500	5,042,900

		24,397,556

Semiconductors & Semiconductor Equipment — 0.9%
Analog Devices, Inc.	37,900	720,858
Broadcom Corp. (Class A Stock)(a)	73,600	1,248,992
Integrated Device Technology, Inc.(a)	35,000	196,350
Intel Corp.(b)	1,192,500	17,482,050
Silicon Laboratories, Inc.(a)(b)	90,800	2,250,024
Texas Instruments, Inc.	25,900	401,968
Volterra Semiconductor Corp.(a)(b)	48,500	346,775

		22,647,017

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 2.2%
Adobe Systems, Inc.(a)	208,700	$4,443,223
Factset Research Systems, Inc.(b)	43,300	1,915,592
Microsoft Corp.	1,858,200	36,123,408
Oracle Corp.(a)	233,300	4,136,409
Quest Software, Inc.(a)	42,000	528,780
Symantec Corp.(a)(b)	719,300	9,724,936

		56,872,348

Specialty Retail — 0.6%
Aeropostale, Inc.(a)	18,900	304,290
Gap, Inc. (The)	241,500	3,233,685
Gymboree Corp.(a)(b)	52,000	1,356,680
Home Depot, Inc.	286,950	6,605,589
Ltd. Brands, Inc.	111,300	1,117,452
Rent-A-Center, Inc.(a)	82,600	1,457,890
TJX Cos., Inc.(b)	75,600	1,555,092
Tractor Supply Co.(a)	35,400	1,279,356

		16,910,034

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.(a)	455,600	9,462,812
Jones Apparel Group, Inc.	262,700	1,539,422
Polo Ralph Lauren Corp.	47,100	2,138,811

		13,141,045

Tobacco — 1.1%
Altria Group, Inc.	706,100	10,633,866
Philip Morris International, Inc.	251,200	10,929,712
Reynolds American, Inc.	148,500	5,986,035

		27,549,613

Trading Companies & Distributors — 0.1%
WESCO International, Inc.(a)	100,800	1,938,384

TOTAL COMMON STOCKS (cost $1,745,160,944)		1,486,921,940

PREFERRED STOCK
Banking
JPMorgan Chase Capital XXVI (cost $700,000)	28,000	685,720

	Units
RIGHTS
Diversified Financial Services
Fortis (cost $0)	8,208	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS — 36.4%	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Aerospace/Defense — 0.2%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.75%	08/15/10	$2,150	$2,137,350
Boeing Capital Corp., Sr. Unsec. Notes	A2	6.10%	03/01/11	925	936,596
Goodrich Corp., Sr. Unsec. Notes	Baa2	6.80%	07/01/36	848	905,371
Raytheon Co., Sr. Unsec. Notes	Baa1	5.50%	11/15/12	595	601,467

					4,580,784

Airlines — 0.1%
American Airlines, Inc., Pass-thru Certs., Ser. 01-1	B1	6.817%	05/23/11	2,520	1,612,800
Continental Airlines, Inc., Pass-thru Certs., Ser. 981A	Baa2	6.648%	09/15/17	292	213,047
Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A	Baa1	6.821%	08/10/22	486	308,716
Southwest Airlines Co., Sr. Unsec. Notes	Baa1	6.50%	03/01/12	1,005	940,672

					3,075,235

Asset Backed Securities — 0.5%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A(g)	Baa1	1.665%	03/15/12	1,170	987,854
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(g)	Baa1	1.695%	02/15/12	60	51,584
Amortizing Residential Collateral Trust, Ser. 2002-BC7 M2(g)	CCC(f)	1.8213%	10/25/32	107	10,534
Amortizing Residential Collateral Trust, Ser. 2002-BC9 M1(g)	A1	2.1212%	12/25/32	2,212	1,191,083
Bank of America Credit Card Trust, Ser. 2006-C5, Class C5(g)	Baa2	1.595%	01/15/16	3,209	1,152,721
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(g)	Baa2	2.1212%	03/25/33	642	383,332
Centex Home Equity, Ser. 2005-A, Class M2(g)	Aa2	0.971%	01/25/35	1,790	1,170,473
Citibank Credit Card Insurance Trust, Ser. 2006-C1, Class C1(g)	Baa2	0.908%	02/20/15	1,350	624,547
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3	Aaa	5.12%	07/25/35	864	799,458
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.70%	07/25/34	1,280	899,203
First Franklin Mortgage Loan Trust, Ser. 2005-FFH1, Class M2(g)	A2	.991%	06/25/36	1,450	630,016
Household Home Equity Loan Trust, Ser. 2005-2, Class M2(g)	Aa1	0.998%	01/20/35	451	289,064
MBNA Master Credit Card Trust, Ser. 1999-J, Class A	Aaa	7.00%	02/15/12	1,830	1,835,645
Morgan Stanley ABS Capital I, Ser. 2004-NC3, Class M2(g)	A2	2.1212%	03/25/34	522	364,165
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(g)	Aa2	1.3713%	07/25/32	1,329	734,134
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC2, Class M2, 144A(g)	B(f)	2.7962%	04/25/32	361	207,428
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(g)	Aaa	1.7462%	09/25/32	1,009	599,220
Saxon Asset Securities Trust, Ser. 2005-2, Class M2(g)	Aa2	0.911%	10/25/35	1,170	521,518
Securitized Asset Backed Receivables LLC, Ser. 2004-OP1, Class M1(g)	Aa2	0.981%	02/25/34	1,325	777,223
Securitized Asset Backed Receivables LLC, Ser. 2006-FR3, Class A3(g)	B2	0.721%	05/25/36	1,100	385,983
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.25%	02/20/21	502	419,242

					14,034,427

Automotive
Johnson Controls, Inc., Sr. Unsec. Notes	A3	5.50%	01/15/16	245	189,860

Banking — 1.4%
Banco Bradesco (Cayman Islands), Sr. Sub. Notes	A2	8.75%	10/24/13	1,760	1,936,000
Bank of America Corp., Jr. Sub. Notes(g)	A1	8.00%	12/29/49	2,200	1,582,434
Bank of America Corp., Sub. Notes	A1	5.75%	08/15/16	1,775	1,658,947
Bank of America NA, Sub. Notes	Aa1	5.30%	03/15/17	930	883,059
Bank of America NA, Sub. Notes	Aa1	6.00%	10/15/36	410	435,331
Bank One Corp., Sub. Notes	Aa3	7.875%	08/01/10	2,250	2,358,337
Bear Stearns Co., Inc. (The), Sr. Unsec. Notes	Aa2	5.30%	10/30/15	515	495,481
Bear Stearns Co., Inc. (The), Sr. Unsec. Notes	Aa2	6.40%	10/02/17	330	342,929
Bear Stearns Co., Inc. (The), Sr. Unsec. Notes	Aa2	7.25%	02/01/18	1,175	1,287,631
Capital One Bank Corp., Sr. Sub. Notes	A3	6.50%	06/13/13	20	17,822
Capital One Financial Corp., Sr. Unsec. Notes, M.T.N.	A3	5.70%	09/15/11	600	559,504

SEE NOTES TO FINANCIAL STATEMENTS.

A45

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Banking (continued)
Citigroup, Inc., Jr. Sub. Notes(b)(g)	Baa2	8.40%	04/29/49	$1,900	$1,254,551
Citigroup, Inc., Sr. Unsec. Notes(b)	A2	6.875%	03/05/38	520	591,701
Citigroup, Inc., Sub. Notes	A3	5.00%	09/15/14	454	399,330
Citigroup, Inc., Sub. Notes	A3	6.125%	08/25/36	570	510,603
Citigroup, Inc., Sub. Notes	A3	5.625%	08/27/12	2,800	2,624,795
Countrywide Financial Corp., Gtd. Notes, M.T.N.	Aa2	5.80%	06/07/12	1,190	1,159,837
DEPFA ACS Bank (Ireland), Covered Notes, 144A	Aa1	5.125%	03/16/37	1,380	999,290
First Union National Bank, Sub. Notes	Aa3	7.80%	08/18/10	2,100	2,084,266
Goldman Sachs Group, Inc. (The), Sr. Unsec. Notes	A1	5.45%	11/01/12	600	572,345
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	1,190	1,022,302
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.45%	05/01/36	1,615	1,254,214
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.75%	10/01/37	104	84,434
HSBC Bank USA, Sr. Unsec. Notes	Aa2	3.875%	09/15/09	250	249,577
ICICI Bank Ltd. (India), Notes, 144A(g)	Baa2	5.29%	01/12/10	2,385	1,973,588
ICICI Bank Ltd. (Singapore), Bonds, 144A	Baa2	5.75%	11/16/10	1,410	1,198,035
JPMorgan Chase & Co., Sub. Notes	Aa3	6.50%	01/15/09	1,100	1,099,780
JPMorgan Chase & Co., Jr. Sub. Notes(b)(g)	A1	7.90%	04/29/49	2,000	1,663,660
Morgan Stanley, Sr. Unsec. Notes	A2	5.30%	03/01/13	265	240,326
Morgan Stanley, Sr. Unsec. Notes	A2	5.45%	01/09/17	1,045	861,375
Morgan Stanley, Sr. Unsec. Notes, M.T.N.(b)	A2	5.75%	10/18/16	1,300	1,092,355
Morgan Stanley, Sr. Unsec. Notes, M.T.N.	A2	5.95%	12/28/17	620	514,588
MUFG Capital Finance 1 Ltd., (Cayman Islands), Gtd. Notes(g)	A2	6.346%	07/25/49	800	557,378
Santander Central Hispano Issuances (Cayman Islands), Bank Gtd. Notes	Aa2	7.625%	09/14/10	695	678,830
Wells Fargo Bank, Sub. Notes	Aa1	4.75%	02/09/15	585	592,131
Wells Fargo Bank, Sub. Notes	Aa1	6.45%	02/01/11	65	67,375
Wells Fargo Capital XIII, Bank Gtd. Notes, M.T.N.(g)	Aa2	7.70%	12/26/49	1,000	825,311

					35,729,452

Brokerage — 0.2%
Lehman Brothers Holdings, Inc., Sr. Unsec. Notes, M.T.N.(k)	NR	6.875%	05/02/18	700	66,500
Lehman Brothers Holdings, Inc., Sr. Unsec. Notes, M.T.N.(k)	NR	5.25%	02/06/12	1,715	162,925
Lehman Brothers Holdings, Inc., Sub. Notes(k)	NR	6.50%	07/19/17	582	58
Merrill Lynch & Co., Inc., Notes, M.T.N.(b)	A2	6.875%	04/25/18	980	1,025,105
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, M.T.N.(b)	A2	4.25%	02/08/10	1,170	1,143,608
Merrill Lynch & Co., Inc., Sr. Unsec. Notes	A2	4.79%	08/04/10	295	286,808
Merrill Lynch & Co., Inc., Sr. Unsec. Notes	A2	6.40%	08/28/17	35	35,065
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, M.T.N.	A2	5.00%	01/15/15	615	593,189
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, M.T.N	A2	5.77%	07/25/11	520	513,826

					3,827,084

Building Materials & Construction
Hanson PLC (United Kingdom), Gtd. Notes	Ba3	7.875%	09/27/10	1,000	403,862
Lafarge SA (France), Sr. Unsec. Notes	Baa2	6.15%	07/15/11	910	792,320

					1,196,182

Cable — 0.2%
AT&T Broadband LLC, Gtd. Notes	Baa2	9.455%	11/15/22	255	285,691
Comcast Corp., Gtd. Notes	Baa2	6.50%	11/15/35	450	447,858
Comcast Corp., Gtd. Notes	Baa2	6.95%	08/15/37	65	68,448
Comcast Corp., Gtd. Notes	Baa2	6.45%	03/15/37	155	154,243
Cox Communications, Inc., Sr. Unsec. Notes, Class A	Baa3	6.75%	03/15/11	950	924,746
Cox Communications, Inc., Sr. Unsec. Notes, Class A	Baa3	7.875%	08/15/09	1,275	1,253,311
Time Warner Cable, Inc., Gtd. Notes(b)	Baa2	5.40%	07/02/12	2,510	2,343,706

					5,478,003

Capital Goods — 0.2%
American Standard, Inc., Gtd. Notes(b)	Baa3	7.625%	02/15/10	770	769,993
Caterpillar Financial Services Corp., Sr. Unsec. Notes, M.T.N.	A2	5.50%	03/15/16	825	785,062

SEE NOTES TO FINANCIAL STATEMENTS.

A46

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Capital Goods (continued)
Caterpillar, Inc., Sr. Unsec. Notes	A2	7.25%	09/15/09	$700	$712,737
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	5.80%	10/15/12	460	384,803
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	6.375%	10/15/17	1,302	903,604
Erac USA Finance Co., Gtd. Notes, 144A	Baa2	7.00%	10/15/37	380	209,295
FedEx Corp., Gtd. Notes	Baa2	7.25%	02/15/11	400	406,352
General Electric Co., Sr. Unsec. Notes	Aaa	5.25%	12/06/17	200	199,389
United Technologies Corp., Sr. Unsec. Notes	A2	6.35%	03/01/11	825	872,312

					5,243,547

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec. Notes	Baa1	5.97%	01/15/09	390	390,010
Dow Chemical Co. (The), Sr. Unsec. Notes	Baa1	6.125%	02/01/11	685	685,930
Huntsman LLC, Sec. Notes	Ba1	11.625%	10/15/10	2,000	1,749,999
ICI Wilmington, Inc., Gtd. Notes	A3	5.625%	12/01/13	720	694,150
Lubrizol Corp., Gtd. Notes	Baa2	4.625%	10/01/09	860	844,726
Monsanto Co., Sr. Unsec. Notes	A2	5.875%	04/15/38	605	648,841
PPG Industries, Inc., Sr. Unsec. Notes	A3	5.75%	03/15/13	3,500	3,461,275
Union Carbide Corp., Sr. Unsec. Notes	Ba2	7.50%	06/01/25	460	378,317

					8,853,248

Collateralized Mortgage Obligations — 0.4%
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(g)	Aaa	4.443%	02/25/35	1,189	788,851
Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(g)	Aaa	4.386%	03/25/35	890	544,197
Bank of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	Aaa	6.00%	01/25/36	3,495	2,723,606
Chase Mortgage Finance Corp., Ser. 2007-A1 Class 1A5(g)	Aaa	4.884%	02/25/37	2,968	2,265,336
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	1,236	1,127,302
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(g)	Aaa	4.066%	07/25/35	2,317	1,685,276
Master Alternative Loan Trust, Ser. 2004-4, Class 4A1	Aaa	5.00%	04/25/19	428	396,292
Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A3(g)	Aaa	5.365%	02/25/34	775	481,553
Washington Mutual Alternative Mortgage, Pass-Through Certificates, Ser. 2005-1, Class 3A	AAA(f)	5.00%	03/25/20	484	388,438

					10,400,851

Commercial Mortgage Backed Securities — 3.6%
Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3(g)	AAA(f)	4.873%	03/11/41	2,500	2,286,029
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	2,800	2,570,049
Banc of America Commercial Mortgage, Inc, Ser. 2005-1, Class ASB(g)	AAA(f)	4.967%	11/10/42	798	677,037
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.60%	07/10/46	3,700	2,632,833
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(g)	Aaa	5.658%	06/10/49	5,900	4,659,066
Bear Stearns Commercial Mortgage Securities, Ser.2005-T18, Class AAB(g)	Aaa	4.823%	02/13/42	1,775	1,406,826
Bear Stearns Commercial Mortgage Securities, Ser.2005-T20, Class AAB, I/O(g)	Aaa	5.135%	10/12/42	2,400	1,966,192
Commercial Mortgage Load Trust, Ser. 2008-LS1, Class A2(g)	Aaa	6.0197%	12/10/49	2,200	1,736,997
Commercial Mortgage Pass-Through Certificates, I/O, Ser. 2004-LB2A, Class X2, 144A(g)	AAA(f)	0.852%	03/10/39	9,090	135,208
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A(g)	A-(f)	5.44%	09/15/30	890	790,206
CS First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A4	Aaa	4.835%	07/15/36	880	800,940
CS First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,400	1,276,137
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4(g)	AAA(f)	5.10%	08/15/38	6,800	5,564,461
CS Mortgage Capital Certificate Corp., Ser. 2006-C1, Class A4(g)	AAA(f)	5.552%	02/15/39	2,700	2,192,242
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(g)	AAA(f)	5.82%	05/15/46	2,200	1,441,918
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(f)	7.62%	06/10/33	2,588	2,589,995
General Electric Capital Commercial Mortgage Corp., I/O Ser. 2004-C2, Class X2, 144A(g)	Aaa	0.532%	03/10/40	17,687	195,015
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(f)	4.697%	05/10/43	2,720	2,205,055

SEE NOTES TO FINANCIAL STATEMENTS.

A47

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Commercial Mortgage Backed Securities (continued)
Greenwich Capital Commercial Funding Corp., Inc., Ser. 2005-GG5, Class A5(g)	Aaa	5.224%	04/10/37	$9,550	$7,848,220
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB(g)	AAA(f)	5.587%	04/10/38	6,650	5,157,541
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB(g)	Aaa	4.853%	03/15/46	4,200	3,527,562
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	6,350	5,171,231
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	3,900	2,971,468
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class X2, I/O(g)	Aaa	0.066%	04/15/43	130,647	426,314
JPMorgan Commercial Mortgage Finance Corp., Ser. 2000-C10, Class A2(g)	Aaa	7.371%	08/15/32	7,402	7,385,356
JPMorgan Commercial Mortgage Finance Corp., Ser. 2003-CB6, Class A2(g)	Aaa	5.255%	07/12/37	2,100	1,903,536
KeyCorp., Ser. 2000-C1, Class A2(g)	Aaa	7.727%	05/17/32	7,783	7,782,954
LB-UBS Commercial Mortgage Trust, Ser. 2003-C8, Class A3	Aaa	4.83%	11/15/27	1,460	1,349,060
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5(g)	AAA(f)	4.826%	08/15/29	3,910	3,484,850
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class AAB	Aaa	5.341%	09/15/39	3,580	2,690,313
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	2,000	1,782,652
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(g)	Aaa	5.9093%	06/12/46	1,795	1,438,181
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(g)	AAA(f)	5.772%	10/15/42	2,600	2,134,096
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,600	3,291,701
Morgan Stanley Capital I, Ser. 2007-T27, AAB(g)	AAA(f)	5.65%	06/11/42	1,105	826,521

					94,297,762

Consumer — 0.1%
Avon Products, Inc., Sr. Unsec. Notes	A2	5.75%	03/01/18	1,500	1,411,330
Newell Rubbermaid, Inc., Sr. Unsec. Notes	Baa2	6.25%	04/15/18	1,700	1,367,477
Whirlpool Corp., Sr. Unsec. Notes	Baa2	6.125%	06/15/11	965	859,305

					3,638,112

Electric — 0.8%
Appalachian Power Co., Sr. Unsec. Notes, Ser. J	Baa2	4.40%	06/01/10	620	606,697
Arizona Public Service Co., Sr. Unsec. Notes	Baa2	6.25%	08/01/16	175	140,713
Arizona Public Service Co., Sr. Unsec. Notes	Baa2	6.375%	10/15/11	1,305	1,228,427
Baltimore Gas & Electric Co., Sr. Unsec. Notes	Baa2	6.35%	10/01/36	550	452,640
Carolina Power & Light Co., First Mtge. Bonds	A2	5.25%	12/15/15	525	532,601
CenterPoint Energy Houston Electric LLC, Mtge. Bonds, Ser. J2	Baa2	5.70%	03/15/13	740	704,274
CenterPoint Energy Houston Electric LLC, Mtge. Bonds, Ser. K2	Baa2	6.95%	03/15/33	590	542,463
Consolidated Edison Co. of New York, Sr. Unsec. Notes	A1	5.375%	12/15/15	730	716,526
Consolidated Edison Co. of New York, Inc., Sr. Unsec. Notes	A1	6.75%	04/01/38	200	213,693
Consumers Energy Co., First Mtge. Bonds, Ser. B	Baa1	5.375%	04/15/13	325	319,841
Dominion Resources, Inc., Sr. Unsec. Notes, Ser. D	Baa2	5.125%	12/15/09	970	967,865
Duke Energy Carolinas LLC, First Mtge. Bonds	A2	6.05%	04/15/38	550	603,356
Duke Energy Carolinas LLC, Sr. Unsec. Notes	A3	6.10%	06/01/37	960	1,008,494
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A2	6.65%	04/30/38	890	826,670
El Paso Electric Co., Sr. Unsec. Notes	Baa2	6.00%	05/15/35	670	459,264
Empresa Nacional de Electricidad S.A. (Chile), Unsec. Notes, Ser. B	Baa3	8.50%	04/01/09	1,070	1,088,053
Empresa Nacional de Electricidad S.A. (Chile), Unsub. Notes	Baa3	8.625%	08/01/15	1,295	1,400,884
Energy East Corp., Sr. Unsec. Notes	Baa2	6.75%	09/15/33	145	116,604
Exelon Corp., Sr. Unsec. Notes	Baa1	4.90%	06/15/15	155	127,074
Florida Power & Light Co., First Mtge. Bonds	Aa3	5.95%	10/01/33	295	326,139
Georgia Power Co., Sr. Unsec. Notes	A2	5.70%	06/01/17	495	494,969
Indiana Michigan Power Co., Sr. Unsec. Notes	Baa2	5.05%	11/15/14	460	414,377
Midamerican Energy Holdings Co., Sr. Unsec. Notes	Baa1	5.75%	04/01/18	205	199,968
Midamerican Energy Holdings Co., Sr. Unsec. Notes	Baa1	5.95%	05/15/37	300	272,026

SEE NOTES TO FINANCIAL STATEMENTS.

A48

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Electric (continued)
National Rural Utilities Cooperative Finance Corp., Sr. Unsec. Notes, Ser. C, M.T.N.	A2	7.25%	03/01/12	$185	$190,480
Nevada Power Co., Mtge. Bonds, Ser. O	Baa3	6.50%	05/15/18	1,260	1,212,957
NiSource Finance Corp., Gtd. Notes	Baa3	5.25%	09/15/17	245	148,513
NiSource Finance Corp., Gtd. Notes	Baa3	5.45%	09/15/20	350	187,457
NSTAR Electric Co., Sr. Unsec. Notes	A1	4.875%	04/15/14	565	565,610
Oncor Electric Delivery Co., Sr. Sec. Notes	Baa3	6.375%	01/15/15	345	330,463
Oncor Electric Delivery Co., Sr. Sec. Notes	Baa3	7.00%	09/01/22	475	443,844
Pacific Gas & Electric Co., Sr. Unsec. Notes	A3	6.05%	03/01/34	1,550	1,646,190
PPL Electric Utilities Corp., Sr. Sec. Notes	A3	6.25%	08/15/09	1,500	1,508,639
Public Service Co. of New Mexico, Sr. Unsec. Notes	Baa3	7.95%	05/15/18	140	113,926
Public Service Electric & Gas Co., Sec. Notes M.T.N.	A3	5.80%	05/01/37	535	500,682
Southern California Edison Co., First Mtge. Bonds	A2	4.65%	04/01/15	470	468,711
Xcel Energy, Inc., Sr. Unsec. Notes	Baa1	5.613%	04/01/17	199	176,209
Xcel Energy, Inc., Sr. Unsec. Notes	Baa1	6.50%	07/01/36	445	408,564

					21,665,863

Energy - Integrated — 0.1%
ConocoPhillips, Sr. Unsec. Notes	A1	8.75%	05/25/10	1,505	1,586,171
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.50%	07/18/16	1,425	741,000

					2,327,171

Energy - Other — 0.2%
Devon Financing Corp. ULC (Canada), Gtd. Notes	Baa1	7.875%	09/30/31	225	247,748
Halliburton Co., Sr. Unsec. Notes	A2	5.50%	10/15/10	150	153,207
Nexen, Inc. (Canada), Sr. Unsec. Notes	Baa2	6.40%	05/15/37	200	156,496
Pioneer Natural Resources Co., Sr. Unsec. Notes	Ba1	6.875%	05/01/18	1,500	1,049,103
Valero Energy Corp., Sr. Unsec. Notes	Baa2	6.625%	06/15/37	255	187,553
Weatherford International, Inc., Gtd. Notes	Baa1	6.35%	06/15/17	970	827,833
Western Oil Sands, Inc. (Canada), Sr. Sec. Notes	Baa1	8.375%	05/01/12	360	343,671
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.00%	11/15/13	1,315	1,316,006
XTO Energy, Inc., Sr. Unsec. Notes	Baa2	6.25%	08/01/17	585	561,762

					4,843,379

Foods — 0.5%
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.35%	04/15/14	1,040	746,112
Cargill, Inc., Sr. Unsec. Notes, 144A	A2	3.625%	03/04/09	1,875	1,872,746
Cargill, Inc., Sr. Unsec. Notes, 144A	A2	6.00%	11/27/17	670	600,752
ConAgra Foods, Inc., Sr. Unsec. Notes	Baa2	7.875%	09/15/10	430	444,941
Delhaize Group (Belgium), Sr. Unsec. Notes(b)	Baa3	6.50%	06/15/17	480	435,837
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.75%	10/23/17	1,005	972,439
Dr Pepper Snapple Group, Inc., Gtd. Notes, 144A	Baa3	6.82%	05/01/18	510	503,040
General Mills, Inc., Sr. Unsec. Notes	Baa1	6.00%	02/15/12	1,050	1,089,236
Kellogg Co., Sr. Unsec. Notes, Ser. B	A3	6.60%	04/01/11	1,875	1,962,373
Kroger Co. (The), Gtd. Notes	Baa2	6.75%	04/15/12	45	45,421
Kroger Co. (The), Gtd. Notes	Baa2	6.80%	04/01/11	670	691,782
McDonald’s Corp., Sr. Unsec. Notes, M.T.N.	A3	6.30%	03/01/38	1,185	1,307,061
Tricon Global Restaurants, Sr. Unsec. Notes.	Baa3	8.875%	04/15/11	180	182,320
Tyson Foods, Inc., Gtd. Notes	Ba3	7.85%	04/01/16	735	543,900
Whitman Corp., Sr. Unsec. Notes	Baa1	6.375%	05/01/09	1,530	1,537,280

					12,935,240

Foreign Government Bonds — 0.2%
DP World Ltd., Bonds, 144A	A1	6.85%	07/02/37	1,680	865,314
Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A	Aaa	4.10%	12/17/13	2,345	2,421,119
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	Baa1	8.625%	12/01/23	350	343,420

SEE NOTES TO FINANCIAL STATEMENTS.

A49

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Foreign Government Bonds (continued)
Quebec Province (Canada), Sr. Unsec. Notes	Aa2	5.75%	02/15/09	$500	$501,123
RSHB Capital SA for OJSC Russian Agricultural Bank, (Russia) Sr. Sec. Notes, 144A	A3	6.299%	05/15/17	2,190	1,248,300

					5,379,276

Gaming
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.50%	07/01/10	625	396,875

Healthcare & Pharmaceutical 0.5%
Abbott Laboratories, Sr. Unsec. Notes(e)	A1	5.875%	05/15/16	1,145	1,240,112
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	09/15/12	915	856,725
AstraZeneca PLC (United Kingdom), Sr. Unsec. Notes	A1	6.45%	09/15/37	495	562,657
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	6.00%	10/15/17	1,150	1,134,482
Genentech, Inc., Sr. Unsec. Notes	A1	4.75%	07/15/15	280	281,698
GlaxoSmithKline Capital, Inc., Gtd. Notes(e)	A1	5.65%	05/15/18	810	850,766
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	870	982,956
HCA, Inc., Sr. Sec. Notes	B2	9.25%	11/15/16	1,925	1,766,187
Laboratory Corp. of America Holdings, Sr. Unsec. Notes	Baa3	5.625%	12/15/15	580	488,143
Merck & Co., Inc., Sr. Unsec. Notes	Aa3	5.75%	11/15/36	110	115,833
Merck & Co., Inc., Sr. Unsec. Notes	Aa3	5.95%	12/01/28	165	175,730
Schering-Plough Corp., Sr. Unsec. Notes	Baa1	5.55%	12/01/13	720	725,265
Schering-Plough Corp., Sr. Unsec. Notes	Baa1	6.00%	09/15/17	884	875,080
Schering-Plough Corp., Sr. Unsec. Notes	Baa1	6.55%	09/15/37	340	342,731
Teva Pharmaceutical Finance LLC, Gtd. Notes	Baa2	6.15%	02/01/36	120	118,637
Wyeth, Sr. Unsec. Notes	A3	5.95%	04/01/37	1,715	1,904,141
Wyeth, Sr. Unsec. Notes	A3	5.50%	03/15/13	1,210	1,232,528
Wyeth, Sr. Unsec. Notes	A3	6.45%	02/01/24	60	67,663

					13,721,334

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec. Notes	A3	5.75%	06/15/11	390	380,960
Aetna, Inc., Sr. Unsec. Notes	A3	6.625%	06/15/36	515	428,701
Cigna Corp., Sr. Unsec. Notes	Baa2	6.15%	11/15/36	670	509,804
Coventry Health Care, Inc., Sr. Unsec. Notes	Ba1	6.125%	01/15/15	2,290	1,360,570
UnitedHealth Group, Inc., Sr. Unsec. Notes	Baa1	5.25%	03/15/11	1,350	1,269,356
UnitedHealth Group, Inc., Sr. Unsec. Notes	Baa1	6.00%	06/15/17	195	175,583
UnitedHealth Group, Inc., Sr. Unsec. Notes	Baa1	6.50%	06/15/37	420	352,528
UnitedHealth Group, Inc., Sr. Unsec. Notes	Baa1	6.625%	11/15/37	420	354,034
UnitedHealth Group, Inc., Sr. Unsec. Notes	Baa1	6.875%	02/15/38	445	389,646
Wellpoint, Inc., Sr. Unsec. Notes	Baa1	5.00%	12/15/14	860	747,008

					5,968,190

Insurance — 0.3%
American International Group, Inc., Jr. Sub. Debs., 144A(b)(g)	Baa1	8.175%	05/15/58	890	346,232
American International Group, Inc., Jr. Sub. Notes	Baa1	6.25%	03/15/37	420	156,984
American International Group, Inc., Sr. Unsec. Notes	A3	4.25%	05/15/13	1,080	795,946
American International Group, Inc., Sr. Unsec. Notes	A3	5.05%	10/01/15	180	120,703
American International Group, Inc., Sr. Unsec. Notes, M.T.N.	A3	5.85%	01/16/18	1,660	1,112,672
AXA SA (France), Sub. Notes	A3	8.60%	12/15/30	155	101,491
Berkshire Hathaway Finance Corp., Gtd. Notes	Aaa	4.75%	05/15/12	440	451,672
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.00%	03/15/34	850	504,571
Lincoln National Corp., Sr. Unsec. Notes	A3	6.30%	10/09/37	492	298,826
Marsh & McLennan Cos., Inc., Sr. Unsec. Notes	Baa2	5.15%	09/15/10	265	257,958
MetLife, Inc., Sr. Unsec. Notes	A2	5.70%	06/15/35	1,020	830,612
MetLife, Inc., Sr. Unsec. Notes	A2	6.125%	12/01/11	335	330,425
MetLife, Inc., Sr. Unsec. Notes	A2	6.375%	06/15/34	400	331,124
St. Paul Travelers Cos., Inc. (The), Sr. Unsec. Notes	A2	6.75%	06/20/36	685	713,119

SEE NOTES TO FINANCIAL STATEMENTS.

A50

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Insurance (continued)
W.R. Berkley Corp., Sr. Unsec. Notes	Baa2	5.60%	05/15/15	$555	$465,009
W.R. Berkley Corp., Sr. Unsec. Notes	Baa2	6.15%	08/15/19	460	417,383
XL Capital Ltd. (Cayman Islands), Sr. Unsec. Notes	Baa2	5.25%	09/15/14	85	47,204

					7,281,931

Lodging — 0.1%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes	Baa3	6.25%	02/15/13	1,645	1,135,050
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes	Baa3	6.75%	05/15/18	2,800	1,540,000

					2,675,050

Media & Entertainment — 0.1%
Time Warner, Inc., Gtd. Notes	Baa2	6.75%	04/15/11	640	624,879
Time Warner, Inc., Gtd. Notes	Baa2	7.25%	10/15/17	790	725,074
Time Warner, Inc., Sr. Unsec. Notes	Baa2	9.15%	02/01/23	505	538,584
Viacom, Inc., Sr. Unsec. Notes	Baa3	6.75%	10/05/37	295	227,381
Viacom, Inc., Sr. Unsec. Notes	Baa3	6.875%	04/30/36	605	478,118

					2,594,036

Metals — 0.1%
Alcan, Inc. (Canada), Sr. Unsec. Notes	BBB(f)	4.50%	05/15/13	115	84,303
Alcan, Inc. (Canada), Sr. Unsec. Notes	BBB(f)	5.00%	06/01/15	600	444,283
Alcoa, Inc., Sr. Unsec. Notes	Baa1	5.90%	02/01/27	70	46,045
Rio Tinto Finance USA Ltd. (Luxembourg), Gtd. Notes	Baa1	5.875%	07/15/13	1,000	796,514
Southern Copper Corp., Sr. Unsec. Notes	Baa2	7.50%	07/27/35	125	93,525
United States Steel Corp., Sr. Unsec. Notes	Baa3	5.65%	06/01/13	580	433,817

					1,898,487

Mortgage Backed Securities — 15.5%
Federal Home Loan Mortgage Corp.		4.50%	02/01/19-07/01/20	5,488	5,630,720
Federal Home Loan Mortgage Corp.		5.00%	07/01/18-05/01/34	9,396	9,670,393
Federal Home Loan Mortgage Corp.		5.00%	TBA 30 YR	3,500	3,576,563
Federal Home Loan Mortgage Corp.(g)		5.222%	12/01/35	2,878	2,923,711
Federal Home Loan Mortgage Corp.		5.50%	12/01/33-05/01/38	12,880	13,204,485
Federal Home Loan Mortgage Corp.		5.50%	TBA 30 YR	44,000	45,031,272
Federal Home Loan Mortgage Corp.(g)		5.525%	06/01/36	4,389	4,468,678
Federal Home Loan Mortgage Corp.		6.00%	03/01/32-12/01/33	3,020	3,128,361
Federal Home Loan Mortgage Corp.		6.50%	12/01/14	290	300,848
Federal Home Loan Mortgage Corp.		7.00%	02/01/31-11/01/33	3,495	3,672,601
Federal National Mortgage Assn.		4.00%	06/01/19	1,706	1,733,820
Federal National Mortgage Assn.(g)		4.142%	07/01/33	823	827,737
Federal National Mortgage Assn.		4.50%	11/01/18-01/01/35	11,916	12,196,999
Federal National Mortgage Assn.		4.50%	TBA 15 YR	3,500	3,576,563
Federal National Mortgage Assn.		5.00%	10/01/18-05/01/38	21,267	21,763,440
Federal National Mortgage Assn.		5.00%	TBA 15 YR	250	256,562
Federal National Mortgage Assn.		5.00%	TBA 30 YR	48,000	49,005,024
Federal National Mortgage Assn.		5.50%	03/01/16-08/01/38	55,276	56,790,492
Federal National Mortgage Assn.		5.50%	TBA 15 YR	7,000	7,207,816
Federal National Mortgage Assn.		5.50%	TBA 30 YR	31,750	32,543,750
Federal National Mortgage Assn.(g)		5.894%	06/01/37	11,110	11,431,480
Federal National Mortgage Assn.		6.00%	04/01/13-01/01/38	26,508	27,380,241
Federal National Mortgage Assn.		6.00%	TBA 30 YR	40,200	41,380,874
Federal National Mortgage Assn.		6.50%	07/01/17-09/01/37	12,000	12,486,512
Federal National Mortgage Assn.		7.00%	08/01/11-06/01/32	904	954,980
Federal National Mortgage Assn.		7.50%	06/01/12-06/01/32	650	682,423
Government National Mortgage Assn.		5.50%	11/15/32-02/15/36	12,140	12,541,778
Government National Mortgage Assn.		6.00%	09/15/33-08/15/37	7,019	7,256,412
Government National Mortgage Assn.		6.00%	TBA 30 YR	8,000	8,252,496

SEE NOTES TO FINANCIAL STATEMENTS.

A51

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Mortgage Backed Securities (continued)
Government National Mortgage Assn.		6.50%	02/15/24-07/15/35	$5,058	$5,303,530
Government National Mortgage Assn.		8.00%	01/15/24-04/15/25	172	183,000

					405,363,561

Non-Captive Finance — 0.5%
CIT Group Funding Co. (Canada), Gtd. Notes	Baa1	5.20%	06/01/15	680	477,396
General Electric Capital Corp., Sr. Unsec. Notes(b)	Aaa	5.625%	05/01/18	500	503,625
General Electric Capital Corp., Sr. Unsec. Notes, M.T.N.(b)	Aaa	5.875%	01/14/38	720	704,779
General Electric Capital Corp., Sr. Unsec. Notes, M.T.N.	Aaa	5.55%	05/04/20	1,190	1,137,794
General Electric Capital Corp., Sr. Unsec. Notes, M.T.N.	Aaa	4.375%	11/21/11	2,525	2,466,271
General Electric Capital Corp., Sr. Unsec. Notes, Ser. A, M.T.N	Aaa	6.125%	02/22/11	950	983,248
Household Finance Corp., Sr. Unsec. Notes	Aa3	4.75%	05/15/09	370	369,862
HSBC Finance Corp., Sr. Unsec. Notes	Aa3	5.70%	06/01/11	440	429,082
International Lease Finance Corp., Sr. Unsec. Notes	Baa1	3.50%	04/01/09	580	550,713
International Lease Finance Corp., Sr. Unsec. Notes(b)	Baa1	6.375%	03/25/13	1,850	1,256,698
SLM Corp., Sr. Unsec. Notes, M.T.N.	Baa2	8.45%	06/15/18	4,840	3,826,605

					12,706,073

Non-Corporate
Republic of Italy (Italy), Sr. Unsec. Notes, M.T.N.	A+(f)	5.375%	06/15/33	800	898,384

Paper
Plum Creek Timberlands LP, Gtd. Notes	Baa3	5.875%	11/15/15	535	436,966

Pipelines & Other — 0.3%
Atmos Energy Corp., Sr. Unsec. Notes	Baa3	4.00%	10/15/09	1,680	1,645,367
Duke Energy Field Services LLC, Sr. Unsec. Notes	Baa2	7.875%	08/16/10	1,760	1,730,286
Enterprise Products Operating LP, Gtd. Notes	Baa3	4.625%	10/15/09	740	716,720
Enterprise Products Operating LP, Gtd. Notes, Ser. B	Baa3	6.875%	03/01/33	140	107,318
Oneok Partners LP, Gtd. Notes	Baa2	6.65%	10/01/36	420	325,427
Sempra Energy, Sr. Unsec. Notes	Baa1	6.00%	02/01/13	90	86,405
Spectra Energy Capital LLC, Gtd. Notes	Baa1	6.20%	04/15/18	3,190	2,768,122
Spectra Energy Capital LLC, Sr. Unsec. Notes	Baa1	6.25%	02/15/13	235	223,601
TransCanada Pipelines Ltd. (Canada), Sr. Unsec. Notes	A3	7.25%	08/15/38	450	447,940

					8,051,186

Railroads — 0.2%
Burlington Northern Santa Fe Corp., Sr. Unsec. Notes	Baa1	6.70%	08/01/28	670	655,683
CSX Corp., Sr. Unsec. Notes	Baa3	6.15%	05/01/37	715	572,151
Norfolk Southern Corp., Sr. Unsec. Notes	Baa1	5.59%	05/17/25	525	470,561
Norfolk Southern Corp., Sr. Unsec. Notes	Baa1	7.80%	05/15/27	18	19,630
Union Pacific Corp., Sr. Unsec. Notes	Baa2	3.625%	06/01/10	1,375	1,363,000
Union Pacific Corp., Sr. Unsec. Notes	Baa2	6.65%	01/15/11	750	747,383

					3,828,408

Real Estate Investment Trusts — 0.2%
Brandywine Operating Partners LP, Gtd. Notes	Baa3	5.75%	04/01/12	1,295	970,899
Mack-Cali Realty LP, Sr. Unsec. Notes	Baa2	7.25%	03/15/09	1,270	1,254,711
Post Apartment Homes LP, Sr. Unsec. Notes	Baa3	5.45%	06/01/12	435	354,458
Post Apartment Homes LP, Sr. Unsec. Notes	Baa3	6.30%	06/01/13	660	531,536
Simon Property Group LP, Sr. Unsec. Notes	A3	5.75%	05/01/12	1,500	1,199,087
Simon Property Group LP, Sr. Unsec. Notes(b)	A3	6.125%	05/30/18	2,800	1,891,965

					6,202,656

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec. Notes	Baa2	5.75%	06/01/17	1,640	1,544,009
CVS Caremark Corp., Sr. Unsec. Notes	Baa2	5.75%	08/15/11	1,000	1,003,458
Federated Retail Holdings, Inc., Gtd. Notes	Baa3	5.35%	03/15/12	850	631,357
Federated Retail Holdings, Inc., Gtd. Notes	Baa3	5.90%	12/01/16	5	3,036

SEE NOTES TO FINANCIAL STATEMENTS.

A52

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Retailers (continued)
Home Depot, Inc., (The), Sr. Unsec. Notes	Baa1	5.875%	12/16/36	$325	$254,833
May Department Stores Co. (The), Notes	Baa3	6.65%	07/15/24	135	74,103
Nordstrom, Inc., Sr. Unsec. Notes(b)	Baa1	6.25%	01/15/18	4,500	3,160,733
Target Corp., Sr. Unsec. Notes	A2	7.00%	01/15/38	1,525	1,413,362
Wal-Mart Stores, Inc., (The) Sr. Unsec. Notes	Aa2	5.25%	09/01/35	245	243,937
Wal-Mart Stores, Inc., (The) Sr. Unsec. Notes	Aa2	6.20%	04/15/38	1,045	1,195,955

					9,524,783

Structured Note — 0.1%
CDX North America High Yield, Sec. Notes, Ser. 10-T, 144A	B3	8.875%	06/29/13	2,300	2,070,000

Technology — 0.3%
Computer Sciences Corp., Sr. Unsec. Notes, 144A	Baa1	6.50%	03/15/18	1,800	1,550,565
Dell, Inc., Sr. Unsec. Notes	A2	4.70%	04/15/13	1,625	1,528,725
Electronic Data Systems Corp., Sr. Unsec. Notes	A2	7.45%	10/15/29	120	129,998
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,000	939,535
Intuit, Inc., Sr. Unsec. Notes.	Baa2	5.40%	03/15/12	600	545,268
Jabil Circuit, Inc., Sr. Unsec. Notes	Ba1	5.875%	07/15/10	1,875	1,715,626
Motorola, Inc., Sr. Unsec. Notes	Baa2	8.00%	11/01/11	49	40,889
Oracle Corp., Sr. Unsec. Notes	A2	6.50%	04/15/38	600	660,575

					7,111,181

Telecommunications — 1.1%
America Movil SAB de CV (Mexico), Gtd. Notes	A3	6.375%	03/01/35	580	491,846
AT&T Corp., Gtd. Notes(e)	A2	8.00%	11/15/31	1,530	1,921,887
AT&T, Inc., Sr. Unsec. Notes(b)	A2	4.125%	09/15/09	1,070	1,074,384
AT&T, Inc., Sr. Unsec. Notes	A2	5.30%	11/15/10	1,260	1,280,761
AT&T Wireless Services, Inc., Sr. Unsec. Notes	A2	8.125%	05/01/12	640	686,316
AT&T Wireless Services, Inc., Sr. Unsec. Notes	A2	8.75%	03/01/31	1,339	1,673,865
BellSouth Corp., Sr. Unsec. Notes	A2	4.20%	09/15/09	1,175	1,179,610
British Telecom PLC (United Kingdom), Sr. Unsec. Notes	Baa1	9.125%	12/15/30	1,475	1,567,839
Cingular Wireless LLC, Sr. Unsec. Notes	A2	7.125%	12/15/31	505	530,735
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.75%	06/15/30	295	363,777
Embarq Corp., Sr. Unsec. Notes	Baa3	7.082%	06/01/16	350	269,500
Embarq Corp., Sr. Unsec. Notes	Baa3	7.995%	06/01/36	1,600	1,080,000
France Telecom SA (France), Sr. Unsec. Notes	A3	8.50%	03/01/31	375	470,810
Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsec. Notes	Baa2	8.00%	10/01/10	530	534,878
PCCW-HKT Capital Ltd., Gtd. Notes, 144A	Baa2	8.00%	11/15/11	2,370	2,315,395
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.00%	08/03/09	2,000	1,960,000
Qwest Corp., Sr. Unsec. Notes	Ba1	8.875%	03/15/12	2,000	1,850,000
Rogers Communications, Inc. (Canada), Gtd. Notes	Baa3	6.80%	08/15/18	1,220	1,232,726
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.25%	11/15/13	320	244,000
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%	06/04/18	1,000	811,250
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	229,222
TELUS Corp. (Canada), Sr. Unsec. Notes	Baa1	8.00%	06/01/11	1,255	1,248,208
U.S. Cellular Corp., Sr. Unsec. Notes	Baa2	6.70%	12/15/33	275	198,192
Verizon Communications, Inc., Sr. Unsec. Notes(b)	A3	6.10%	04/15/18	3,400	3,387,728
Vodafone Group PLC (United Kingdom), Sr. Unsec. Notes	Baa1	7.75%	02/15/10	800	817,612

					27,420,541

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.70%	11/10/18	1,440	1,556,395
Philip Morris International, Inc., Sr. Unsec. Notes	A2	4.875%	05/16/13	860	862,461
Reynolds American, Inc., Sr. Sec. Notes	Baa3	6.75%	06/15/17	950	754,097
Reynolds American, Inc., Sr. Sec. Notes	Baa3	7.25%	06/15/37	390	262,614

					3,435,567

SEE NOTES TO FINANCIAL STATEMENTS.

A53

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. Government Agency Obligations — 2.6%
Federal Farm Credit Bank	3.875%	10/07/13	$3,070	$3,262,962
Federal Farm Credit Bank	4.75%	05/07/10	415	436,695
Federal Farm Credit Bank	4.875%	01/17/17	855	963,543
Federal Home Loan Bank	4.50%	05/13/11	160	171,861
Federal Home Loan Bank	4.75%	04/24/09	4,470	4,531,646
Federal Home Loan Bank	5.00%	11/17/17	1,225	1,404,461
Federal Home Loan Bank	5.625%	06/11/21	2,390	2,753,889
Federal Home Loan Bank	5.75%	05/15/12	7,835	8,785,754
Federal Home Loan Mortgage Corp.	4.125%	09/27/13	3,635	3,916,811
Federal Home Loan Mortgage Corp.(b)	4.875%	06/13/18	1,420	1,631,992
Federal Home Loan Mortgage Corp.	5.25%	07/18/11	4,300	4,715,724
Federal Home Loan Mortgage Corp.	5.25%	04/18/16	3,935	4,480,804
Federal National Mortgage Assn.	2.875%	12/11/13	8,135	8,332,461
Federal National Mortgage Assn.	3.625%	08/15/11	9,240	9,793,448
Federal National Mortgage Assn.	4.875%	05/18/12	600	653,382
Federal National Mortgage Assn.	6.125%	03/15/12	1,275	1,448,105
General Electric Capital Corp., FDIC Gtd. Notes(b)	3.00%	12/09/11	7,785	8,048,522
Tennessee Valley Authority	4.50%	04/01/18	1,445	1,594,123

				66,926,183

U.S. Government Treasury Obligations — 4.8%
United States Treasury Bonds(b)	4.375%	02/15/38	3,405	4,560,572
United States Treasury Bonds	4.50%	05/15/38	1,825	2,490,840
United States Treasury Bonds	5.50%	08/15/28	540	729,844
United States Treasury Bonds	6.00%	02/15/26	385	537,316
United States Treasury Bonds	6.125%	08/15/29	325	477,039
United States Treasury Bonds(b)	6.25%	08/15/23	10,495	14,314,193
United States Treasury Bonds(b)	7.50%	11/15/16	4,395	6,000,546
United States Treasury Bonds	7.875%	02/15/21	2,290	3,403,513
United States Treasury Bonds	8.125%	08/15/21	3,665	5,574,238
United States Treasury Bonds	8.75%	08/15/20	2,830	4,417,896
United States Treasury Bonds(b)	8.875%	08/15/17	5,505	8,195,139
United States Treasury Inflation Index Bonds	2.375%	01/15/25	1,718	1,688,715
United States Treasury Inflation Index Bonds	3.625%	04/15/28	1,085	1,292,546
United States Treasury Inflation Index Bonds	3.375%	01/15/12-04/15/32	787	854,473
United States Treasury Inflation Index Note	0.625%	04/15/13	564	538,982
United States Treasury Inflation Index Note	0.875%	04/15/10	1,990	1,870,113
United States Treasury Inflation Index Note	1.375%	07/15/18	1,909	1,785,225
United States Treasury Inflation Index Note	1.625%	01/15/15-01/15/18	2,382	2,228,050
United States Treasury Inflation Index Note	1.75%	01/15/28	812	750,012
United States Treasury Inflation Index Note(b)	1.875%	07/15/13-07/15/15	4,474	4,215,304
United States Treasury Inflation Index Note(b)	2.00%	04/15/12-01/15/26	11,833	11,238,189
United States Treasury Inflation Index Note	2.375%	04/15/11-01/15/27	2,890	2,862,237
United States Treasury Inflation Index Note	2.50%	07/15/16	1,116	1,106,856
United States Treasury Inflation Index Note	2.625%	07/15/17	878	899,798
United States Treasury Inflation Index Note	3.00%	07/15/12	1,711	1,676,788
United States Treasury Inflation Index Note	3.50%	01/15/11	635	623,073
United States Treasury Inflation Index Note	3.875%	04/15/29	1,114	1,375,352
United States Treasury Inflation Index Note	4.25%	01/15/10	676	663,932
United States Treasury Notes	1.50%	12/31/13	17,085	17,046,284
United States Treasury Notes	3.75%	11/15/18	312	352,627
United States Treasury Strips(b)(i)	3.01%	02/15/19	11,340	8,399,912
United States Treasury Strips(b)(i)	4.21%	11/15/21	1,545	1,001,681
United States Treasury Strips(i)	4.25%	08/15/29	4,545	2,405,637
United States Treasury Strips, I/O(i)	2.99%	11/15/18	1,230	917,166

SEE NOTES TO FINANCIAL STATEMENTS.

A54

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM BONDS (continued)	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. Government Treasury Obligations (continued)
United States Treasury Strips, I/O(b)(i)		3.81%	02/15/20	$8,090	$5,656,633
United States Treasury Strips, I/O(b)(i)		3.94%	05/15/20	5,865	4,033,138

					126,183,859

TOTAL LONG-TERM BONDS (cost $991,754,732)					952,390,727

BANK LOANS — 0.6%
Automotive
Oshkosh Truck Corp., Bank Loan(h)	Ba3	3.4248%	12/06/13	1,761	1,019,779

Cable
Insight Midwest Holdings LLC, Bank Loan(h)	B1	3.66%	10/06/13	1,216	978,545

Electric — 0.1%
NRG Energy, Bank Loan(h)	Ba1	1.359%	02/01/13	439	379,414
NRG Energy, Bank Loan(h)	Ba1	2.675%	02/01/13	891	769,995
Texas Competitive Electric Holdings Co. LLC, Bank Loan(h)	Ba3	5.5822%	10/10/14	988	682,609

					1,832,018

Foods — 0.1%
Aramark Corp., Bank Loan(h)	Ba3	3.3338%	01/26/14	1,658	1,359,741
Aramark Corp., Bank Loan(h)	Ba3	5.787%	01/26/14	105	86,384

					1,446,125

Healthcare & Pharmaceutical — 0.1%
Community Health Systems, Bank Loan(h)	Ba3	3.4037%	07/25/14	81	62,955
Community Health Systems, Bank Loan(h)	Ba3	4.445%	07/25/14	1,588	1,230,959
DaVita, Inc., Bank Loan(h)	Ba1	3.295%	10/05/12	1,200	1,043,143
HCA, Inc. Bank Loan(h)	Ba3	3.7088%	11/17/13	1,960	1,532,476
Health Management Association, Bank Loan(h)	B1	3.209%	02/28/14	1,135	694,061

					4,563,594

Media & Entertainment
Idearc, Inc., Bank Loan(h)	B2	1.97%	11/17/13	516	167,814
Idearc, Inc., Bank Loan(h)	B2	3.5745%	11/17/14	955	291,264

					459,078

Paper — 0.1%
Domtar Corp., Bank Loan(h)	Baa3	3.2513%	03/05/14	952	636,509
Georgia Pacific, Bank Loan(h)	Baa3	4.1079%	12/20/12	886	719,186

					1,355,695

Pipelines & Other
Enterprise GP Holdings LP, Bank Loan(h)	Ba2	5.3568%	11/08/14	990	801,150

Technology — 0.2%
First Data Corp., Bank Loan(h)	Ba3	3.2113%	09/24/14	1,481	947,471
First Data Corp., Bank Loan(h)	Ba3	3.2113%	09/24/14	1,185	757,977
Flextronics International Ltd. (Singapore), Bank Loan(h)	Ba1	6.1554%	10/01/14	997	624,912
Flextronics International Ltd. (Singapore), Bank Loan(h)	Ba1	7.0688%	10/01/14	287	179,572
Metavante Corp., Bank Loan(h)	Ba2	4.9425%	11/01/14	993	734,450
Sensata Technologies, Bank Loan(h)	B1	5.2575%	04/27/13	1,379	689,394

					3,933,776

TOTAL BANK LOANS (cost $23,010,473)					16,389,760

TOTAL LONG-TERM INVESTMENTS (cost $2,760,626,149)					2,456,388,147

SEE NOTES TO FINANCIAL STATEMENTS.

A55

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

SHORT-TERM INVESTMENTS — 23.5%	Interest Rate	Maturity Date	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS — 23.3%
Dryden Core Investment Fund — Short-Term Bond Series (Note 4)(d)			17,428,295	$128,272,254
Dryden Core Investment Fund — Taxable Money Market Series (includes $279,029,312 of cash collateral for securities on loan) (Note 4)(c)(d)			484,007,395	484,007,395

TOTAL AFFILIATED MUTUAL FUNDS (cost $656,927,612)				612,279,649

			Principal Amount (000)
U.S. Government Treasury Obligation — 0.2%
United States Treasury Bill (cost $4,597,943)(e)(j)	0.10%	06/11/09	$4,600	4,597,300

TOTAL SHORT-TERM INVESTMENTS (cost $661,525,555)				616,876,949

TOTAL INVESTMENTS(l) — 117.2% (cost $3,422,151,704)				3,073,265,096
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (17.2%)				(451,657,713)

NET ASSETS — 100.0%				$2,621,607,383

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
I/O	Interest Only
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

*	The rating reflected is as of December 31, 2008. Ratings of certain bonds may have changed subsequent to that date.

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $270,420,154; cash collateral of $279,029,312 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(h)	Indicates a security that has been deemed illiquid.

(i)	Represents zero-coupon bond. Rate shown reflects effective yield at December 31, 2008.

(j)	Rate quoted represents yield-to-maturity as of purchase date.

(k)	Represents issuer in default on interest payments and/or principal repayment; non income producing security.

(l)	As of December 31, 2008, one security representing $0 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(m)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on financial futures contracts, interest rate and credit default swap agreements as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A56

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Open futures contracts outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation
Long Positions:
27	2-Yr. U.S. T-Notes	Mar. 2009	$5,883,502	$5,887,688	$4,186
437	5-Yr. U.S. T-Notes	Mar. 2009	51,192,493	52,026,899	834,406
95	10-Yr. U.S. T-Notes	Mar. 2009	11,174,960	11,946,250	771,290
175	S&P 500 Index	Mar. 2009	39,296,275	39,379,375	83,100
94	U.S. Long Bond	Mar. 2009	11,914,031	12,976,406	1,062,375

					$2,755,357

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(b)	10/10/2013	$2,660	3.784%	3 Month LIBOR	$193,758
Citibank NA(b)	10/20/2013	2,660	4.059%	3 Month LIBOR	227,650
Deutsche Bank AG(a)	8/15/2015	1,335	3.712%	3 Month LIBOR	(111,853)
Merrill Lynch Capital Services, Inc.(a)	5/15/2016	2,660	4.397%	3 Month LIBOR	(357,602)
Deutsche Bank AG(a)	5/15/2016	485	4.490%	3 Month LIBOR	(68,270)

					$(116,317)

(a)	Portfolio pays the fixed rate and receives the floating rate.

(b)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Buy protection(1):
Citibank NA	9/20/2012	$3,200	0.32%	Altria Group, Inc., 7.00%, 11/04/13	$114,248
Barclays Bank PLC	9/20/2012	2,900	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	133,934
Deutsche Bank AG	6/20/2013	1,850	2.00%	International Lease Finance Corp., 4.15%, 01/20/15	362,912
Goldman Sachs International	9/20/2013	1,300	1.02%	Anheuser Busch Cos., Inc., 5.625%, 10/01/10	57,931
JPMorgan Chase Bank	6/20/2014	1,150	0.65%	Bunge Ltd. Finance Corp., 5.35%, 04/15/14	256,989
Credit Suisse International	6/20/2018	3,400	0.97%	Verizon Communications, Inc., 4.90%, 09/15/15	116,780
Merrill Lynch Capital Services, Inc.	9/20/2016	735	1.73%	Tyson Foods, Inc., 6.85%, 04/01/16	106,441
Morgan Stanley Capital Services, Inc.	3/20/2018	1,500	0.70%	Avon Products, Inc., 7.15%, 11/15/09	32,507
Barclays Bank PLC	3/20/2018	1,800	1.22%	Computer Sciences Corp., 5.00%, 02/15/13	(23,475)
Deutsche Bank AG	3/20/2018	4,500	0.99%	Nordstrom, Inc., 6.95%, 3/15/28	995,637
Merrill Lynch Capital Services, Inc.	6/20/2018	500	1.13%	Spectra Energy Capital LLC, 6.25%, 02/15/13	30,111
Morgan Stanley Capital Services, Inc.	6/20/2018	1,700	1.00%	Newell Rubbermaid, Inc., 6.35%, 7/15/28	107,406
Merrill Lynch Capital Services, Inc.	6/20/2018	1,800	3.05%	SLM Corp., 5.125%, 06/27/12	333,711
Deutsche Bank AG	6/20/2018	2,200	1.15%	Spectra Energy Capital LLC, 6.25%, 02/15/13	129,162
Morgan Stanley Capital Services, Inc.	6/20/2018	2,800	0.97%	Simon Property Group L.P., 5.25%, 12/01/16	837,707
Merrill Lynch Capital Services, Inc.	6/20/2018	2,800	1.45%	Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 05/15/18	741,150
Citibank NA	3/25/2035	523	3.00%	Centex Home Equity, Ser. 2005-B, Class B, 6.215%, 03/25/35	250,826

SEE NOTES TO FINANCIAL STATEMENTS.

A57

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued)

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Buy protection(1): (continued)
Citibank NA	1/25/2035	$506	3.00%	Morgan Stanley ABS Capital I, Ser. 2005-HE2, Class B3, 6.765%, 01/25/35	316,016
Barclays Bank PLC	9/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M9, 7.02%, 09/25/35	935,634
Merrill Lynch Capital Services, Inc.	3/25/2036	1,000	3.72%	Ameriquest Mortgage Securities, Inc., Ser. 2006-R1, Class M9, 7.82%, 03/25/36	959,705

					6,795,332

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Asset-Backed Issues — Sell protection(2):
Merrill Lynch Capital Services, Inc.	3/25/2036	1,000	9.00%	Ameriquest Mortgage Securities, Inc., Ser. 2006-R1, Class M9, 7.82%, 03/25/36	$(950,949)	$—	$(950,949)

							$5,844,383

The Portfolio entered into credit default swaps as the protection seller on asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$2,099,887,309	$2,755,357
Level 2—Other Significant Observable Inputs-Long	973,377,787	4,216,834
Level 3—Significant Unobservable Inputs	—	1,511,232

Total	$3,073,265,096	$8,483,423

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments
Balance as of 12/31/07	$1,651,223
Realized gain (loss)	— *
Change in unrealized appreciation (depreciation)	(115,323)
Net purchases (sales)	—
Transfers in and/or out of Level 3	(24,668)

Balance as of 12/31/08	$1,511,232

*	The realized gain earned during the period for other financial instruments was $1,516,997.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

Affiliated Mutual Funds (including 10.6% of collateral received for securities on loan	23.3%
Mortgage Backed Securities	15.5
Oil, Gas & Consumable Fuels	6.3
Pharmaceuticals	5.0
U.S. Government Treasury Obligations	5.0
Commercial Mortgage Backed Securities	3.6
Computers & Peripherals	2.8
U.S. Government Agency Obligations	2.6
Diversified Telecommunication Services	2.3
Software	2.2
Aerospace/Defense	2.2
Household Products	2.2
Insurance	2.1
Diversified Financial Services	2.0
Food & Staples Retailing	1.8
Electrical Utilities	1.7
Commercial Banks	1.6
Communications Equipment	1.5
Healthcare Equipment & Supplies	1.5
Industrial Conglomerates	1.4
Food Products	1.4
Banking	1.4
Media	1.3
Beverages	1.3
Healthcare Providers & Services	1.3
Tobacco	1.2
Capital Markets	1.2
Energy Equipment & Services	1.0
Telecommunications	1.0
Biotechnology	1.0
Semiconductors & Semiconductor Equipment	0.9
Hotels, Restaurants & Leisure	0.9
Internet Software & Services	0.9
Road & Rail	0.9
Electric	0.9
Chemicals	0.9
Multi-Utilities	0.8
Metals & Mining	0.7
Electrical Equipment	0.6
Foods	0.6
Specialty Retail	0.6
Healthcare & Pharmaceutical	0.6

Machinery	0.5%
Real Estate Investment Trusts	0.5
Textiles, Apparel & Luxury Goods	0.5
Asset Backed Securities	0.5
Non-Captive Finance	0.5
Technology	0.5
Collateralized Mortgage Obligations	0.4
Retailers	0.4
Household Durables	0.4
Diversified Consumer Services	0.3
Construction & Engineering	0.3
IT Services	0.3
Auto Components	0.3
Pipelines & Other	0.3
Brokerage	0.2
Foreign Government Bonds	0.2
Office Electronics	0.2
Air Freight & Logistics	0.2
Cable	0.2
Capital Goods	0.2
Energy – Other	0.2
Healthcare Insurance	0.2
Independent Power Producers & Energy Traders	0.2
Airlines	0.2
Railroads	0.2
Gas Utilities	0.1
Paper	0.1
Consumer	0.1
Consumer Finance	0.1
Electronic Equipment & Instruments	0.1
Energy – Integrated	0.1
Internet & Catalog Retail	0.1
Lodging	0.1
Media & Entertainment	0.1
Metals	0.1
Multiline Retail	0.1
Structured Note	0.1
Trading Companies & Distributors	0.1

117.2
Liabilities in excess of other assets	(17.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A59

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $270,420,154:
Unaffiliated investments (cost $2,765,224,092)	$2,460,985,447
Affiliated investments (cost $656,927,612)	612,279,649
Cash	162,655
Foreign currency, at value (cost $86,310)	88,192
Receivable for investments sold	33,161,731
Dividends and interest receivable	12,458,829
Unrealized appreciation on swaps	7,240,215
Foreign tax reclaim receivable	500,105
Premium for swaps purchased	308,734
Receivable for Series shares sold	1,191
Prepaid expenses	40,799

Total Assets	3,127,227,547

LIABILITIES
Collateral for securities on loan	279,029,312
Payable for investments purchased	222,062,318
Unrealized depreciation on swaps	1,512,149
Management fee payable	1,306,483
Payable for Series shares repurchased	1,252,375
Accrued expenses and other liabilities	336,399
Due to broker—variation margin	120,428
Affiliated transfer agent fee payable	700

Total Liabilities	505,620,164

NET ASSETS	$2,621,607,383

Net assets were comprised of:
Paid-in capital	$3,247,175,333
Retained earnings	(625,567,950)

Net assets, December 31, 2008	$2,621,607,383

Net asset value and redemption price per share, $2,621,607,383 / 212,370,808 outstanding shares of beneficial interest	$12.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $390,530)	$51,904,035
Unaffiliated interest income	45,297,744
Affiliated dividend income	12,527,169
Affiliated income from securities loaned, net	2,270,054

111,999,002

EXPENSES
Management fee	19,251,536
Custodian’s fees and expenses	574,000
Shareholders’ reports	350,000
Trustees’ fees	52,000
Interest expense (Note 8)	50,287
Insurance expenses	41,000
Audit fee	36,000
Legal fees and expenses	18,000
Commitment fee on syndicated credit agreement	15,000
Transfer agent’s fee and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Miscellaneous	38,014

Total expenses	20,429,837

NET INVESTMENT INCOME	91,569,165

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: ($2,578,600))	(344,985,357)
Short sale transactions	2,500
Futures transactions	(11,451,281)
Swap agreement transactions	3,029,766
Foreign currency transactions	(226,409)

(353,630,781)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(35,057,618))	(634,400,415)
Futures	3,493,420
Swaps	3,354,220
Foreign currencies	(5,812)

(627,558,587)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(981,189,368)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(889,620,203)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$91,569,165	$95,193,683
Net realized gain (loss) on investment, swap and foreign currency transactions	(353,630,781)	258,380,114
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(627,558,587)	(122,643,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(889,620,203)	230,930,623

DISTRIBUTIONS	(353,573,797)	(231,155,961)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,347,523 and 986,911 shares, respectively]	19,045,784	18,632,642
Series shares issued in reinvestment of distributions [22,635,967 and 12,679,976 shares, respectively]	353,573,797	231,155,961
Series shares repurchased [14,641,462 and 13,414,705 shares, respectively]	(224,142,062)	(256,790,391)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	148,477,519	(7,001,788)

TOTAL DECREASE IN NET ASSETS	(1,094,716,481)	(7,227,126)
NET ASSETS:
Beginning of year	3,716,323,864	3,723,550,990

End of year	$2,621,607,383	$3,716,323,864

SEE NOTES TO FINANCIAL STATEMENTS.

A60

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 97.0%	Shares	Value (Note 2)

Australia — 2.7%
Amcor Ltd.	114,000	$463,274
AWB Ltd.	271,500	483,942
BHP Billiton Ltd.(b)	23,267	998,154
BlueScope Steel Ltd.	218,400	536,586
Centennial Coal Co., Ltd.	220,700	517,099
CSR Ltd.	173,200	214,229
Downer EDI Ltd.	215,400	577,991
Foster’s Brewing Group Ltd.	113,500	436,530
Goodman Fielder Ltd.	291,100	270,609
Macquarie Bank Ltd.	48,553	985,400
National Australian Bank Ltd.	86,200	1,267,283
OZ Minerals Ltd.	268,220	102,852
Pacific Brands Ltd.	460,600	138,876
Qantas Airways Ltd.	520,100	958,183
QBE Insurance Group Ltd.	129,292	2,336,735
TABCORP Holdings Ltd.	90,900	444,736
Woolworths Ltd.	139,587	2,602,767
WorleyParsons Ltd.	39,429	393,342

		13,728,588

Austria
Voestalpine AG	9,500	198,610

Belgium
AGFA-Gevaert NV	62,200	160,818
Fortis	36,400	47,005

		207,823

Bermuda — 1.2%
Covidien Ltd.	53,500	1,938,840
Credicorp Ltd.	14,696	734,212
Tyco Electronics Ltd.	100,800	1,633,968
Tyco International Ltd.	75,000	1,620,000

		5,927,020

Brazil — 0.6%
BM&F Bovespa SA	201,212	519,424
LLX Logistica SA(a)	42,300	27,390
MMX Mineracao e Metalicos SA(a)	53,900	64,024
Petroleo Brasileiro SA	97,721	957,095
Petroleo Brasileiro SA, ADR	51,834	1,269,414
Weg SA	70,500	377,895

		3,215,242

Canada — 1.2%
Canadian National Railway Co.	49,885	1,833,773
Rogers Communications, Inc. (Class B Stock)(a)	64,100	1,899,894
Shoppers Drug Mart Corp.	62,800	2,444,341

		6,178,008

Chile
Centros Comerciales Sudamericanos SA 144A	1,294	27,566

China — 1.4%
China Life Insurance Co.	541,000	1,662,213
China Merchants Bank Co. Ltd.	555,500	1,039,381
China Oilfield Services Ltd.	942,000	769,073
Industrial & Commercial Bank of China (Class H Stock)(a)	6,441,000	3,419,635

		6,890,302

COMMON STOCKS (continued)	Shares	Value (Note 2)

Czech Republic — 0.2%
CEZ	26,363	$1,071,324

Denmark — 1.1%
Danske Bank A/S	44,500	432,148
H Lundbeck A/S	72,700	1,493,468
Novo Nordisk SA	65,766	3,328,432
Vestas Wind Systems A/S	5,931	336,167

		5,590,215

Finland — 0.3%
Pohjola Bank PLC	30,700	416,076
Rautaruukki Oyj	22,300	376,936
Tietoenator Oyj	56,200	606,998

		1,400,010

France — 4.8%
Alstom SA	34,395	2,007,092
Arkema	530	9,025
AXA SA	86,528	1,905,805
BNP Paribas	19,800	832,569
Ciments Francais SA	5,200	436,008
Compagnie Generale des Etablissements Michelin (Class B Stock)	8,400	438,682
Credit Agricole SA	29,400	326,939
Eurazeo	14,235	663,865
France Telecom SA	48,300	1,340,100
Iliad SA	14,536	1,252,755
Lagardere SCA	14,000	564,359
Natixis	57,000	99,041
Peugeot SA	21,000	354,671
Rallye SA	13,400	299,889
Renault SA	9,500	244,961
Safran SA	54,600	731,188
Sanofi-Aventis SA	43,600	2,751,514
Societe Generale	5,300	265,221
Thales SA	13,700	568,072
Thomson	80,000	106,756
Total SA	27,900	1,509,020
Total SA, ADR	79,250	4,382,524
Valeo SA	17,600	259,694
Veolia Environnement	76,739	2,368,093
Vivendi	26,100	844,060

		24,561,903

Germany — 3.1%
BASF AG	51,800	1,983,003
Beiersdorf AG	32,528	1,904,927
Daimler AG	19,500	715,596
Deutsche Bank AG	11,600	452,455
Deutsche Lufthansa AG	51,700	813,876
E.ON AG	112,728	4,390,657
Hannover Rueckversicherung AG	16,300	518,183
Heidelberger Druckmaschinen AG	27,400	237,665
MTU Aero Engines Holding AG	28,100	748,005
Muenchener Rueckversicherungs-Gesellschaft AG	13,400	2,040,548
Norddeutsche Affinerie AG	10,300	404,612
Suedzucker AG	6,700	102,446
ThyssenKrupp AG	65,000	1,736,586

		16,048,559

SEE NOTES TO FINANCIAL STATEMENTS.

A61

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Greece
Alpha Bank A.E.	19,800	$184,404

Hong Kong — 0.4%
Chaoda Modern Agriculture	825,470	530,455
Citic Pacific Ltd.	204,000	222,873
CNOOC Ltd.	1,166,000	1,109,071

		1,862,399

India — 0.3%
Infosys Technologies Ltd., ADR(b)	59,682	1,466,387

Indonesia — 0.2%
Bank Rakyat Indonesia	1,825,000	776,084

Ireland — 0.2%
Allied Irish Banks PLC	42,100	101,300
Bank of Ireland	83,300	96,570
Irish Life & Permanent PLC	51,300	112,312
Ryanair Holdings PLC, ADR(a)(b)	21,679	630,425

		940,607

Israel — 0.8%
Teva Pharmaceutical Industries Ltd., ADR(b)	96,901	4,125,076

Italy — 1.5%
Banco Popolare SC	38,200	262,844
ENI SpA	89,300	2,077,957
Finmeccanica SpA	20,900	316,376
Fondiaria-Sai SpA	19,900	354,073
Indesit Co. SpA	51,100	304,725
Intesa Sanpaolo SpA	166,300	586,581
Saipem SpA	137,141	2,253,275
Telecom Italia SpA	796,300	1,272,929
Unione di Banche Italiane SCPA	33,200	474,879

		7,903,639

Japan — 8.1%
Aeon Mall Co. Ltd.	52,300	1,011,045
Alpine Electronics, Inc.	41,600	333,935
Alps Electric Co. Ltd.	49,700	245,122
Asahi Glass Co. Ltd.	103,000	587,132
Asahi Kasei Corp.	226,100	998,018
Circle K Sunkus Co. Ltd.	65,000	1,175,970
Daiichi Sankyo Co. Ltd.	12,100	286,145
Denki Kagaku Kogyo K K	224,900	553,824
Fast Retailing Co. Ltd.	6,800	997,783
Fuji Heavy Industries Ltd.	129,000	354,508
Hitachi Information Systems Ltd.	28,300	584,766
Honda Motor Co. Ltd.	82,800	1,763,531
Jupiter Telecommunications Co. Ltd.(a)	2,805	2,919,559
Keihin Corp.	78,900	574,888
Kurabo Industries Ltd.	173,100	288,910
Kyoei Steel Ltd.	57,600	1,156,893
Kyowa Exeo Corp.	76,000	817,185
Marubeni Corp.	196,700	753,078
Matsushita Electric Industrial Co., Ltd.	74,000	909,625
Mitsubishi Corp.	34,400	487,244
Mitsui & Co. Ltd.	66,000	678,504

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Mitsui Chemicals, Inc.	148,000	$549,978
Mizuho Financial Group, Inc.	119	343,315
Nifco, Inc.	33,400	338,710
Nintendo Co. Ltd.	10,300	3,936,163
Nippon Light Metal Co. Ltd.	457,000	464,136
Nippon Oil Corp.	185,600	941,060
Nippon Shokubai Co. Ltd.	161,000	1,240,668
Nippon Telegraph and Telephone Corp.	370	2,012,060
Nissan Motor Co. Ltd.	317,000	1,140,449
NTT DoCoMo, Inc.	1,052	2,070,669
Omron Corp.	47,900	643,578
Ricoh Co. Ltd.	95,600	1,225,279
Sanwa Holdings Corp.	281,000	1,080,795
Seiko Epson Corp.	3,600	57,283
Sumitomo Corp.	115,400	1,023,515
Sumitomo Electric Industries, Ltd.	72,300	559,689
Sumitomo Trust & Banking Co. Ltd. (The)	36,000	212,805
Suruga Bank Ltd.	69,000	685,488
Takeda Pharmaceutical Co. Ltd.	14,000	729,712
TDK Corp.	11,200	413,802
Terumo Corp.	32,700	1,531,846
Toyota Motor Corp.	29,500	975,221
Yamanouchi Pharmaceutical Co., Ltd.	31,000	1,268,901
Yokohama Rubber Co. Ltd. (The)	159,600	800,914

		41,723,701

Mexico — 0.3%
Wal-Mart de Mexico SAB de CV, Ser. V	620,400	1,657,566

Netherlands — 1.3%
Aegon NV	56,800	357,270
CSM	31,300	500,348
ING Groep NV	80,400	819,199
Koninklijke DSM NV	31,100	792,198
Koninklijke (Royal) Philips Electronics N.V.	38,900	747,827
OCE NV	53,300	232,641
Qiagen NV(a)	76,682	1,310,011
Royal Dutch Shell PLC, ADR	38,700	2,048,778

		6,808,272

New Zealand — 0.1%
Air New Zealand Ltd.	737,900	414,610
Fisher & Paykel Appliances Holdings Ltd.	319,700	252,913

		667,523

Norway — 0.3%
DnB NOR ASA	120,700	465,418
Norsk Hydro ASA	54,500	216,378
StatoiHydro ASA	45,100	733,621

		1,415,417

Portugal — 0.3%
Banco Espirito Santo SA	55,100	512,398
Portugal Telecom SGPS SA	109,400	923,072

		1,435,470

SEE NOTES TO FINANCIAL STATEMENTS.

A62

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore — 0.5%
MobileOne Ltd.	390,330	$402,998
Neptune Orient Lines Ltd.	313,800	246,598
Noble Group Ltd.	908,000	650,366
Singapore Airlines Ltd.	134,266	1,055,994

		2,355,956

South Africa — 0.6%
MTN Group Ltd.	149,680	1,756,656
Naspers Ltd.	60,600	1,089,751

		2,846,407

Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA	94,800	1,141,184
Banco Santander SA	465,425	4,355,127
Endesa SA	6,660	264,771
Iberdrola Renovables SA(a)	380,804	1,614,473
Inditex SA	36,907	1,607,307
Repsol YPF SA	55,000	1,154,434
Telefonica SA	34,700	764,519

		10,901,815

Sweden — 0.3%
Electrolux AB, Ser. B	83,600	705,658
Nordea Bank AB	45,600	315,419
Volvo AB (Class B Stock)	44,800	243,036

		1,264,113

Switzerland — 5.6%
ABB Ltd. ADR	191,909	2,809,172
Actelion Ltd.(a)	26,972	1,505,273
Adecco SA	13,100	440,380
Baloise Holding AG	12,100	892,423
Ciba Holding AG(a)	11,600	518,777
Clariant AG	103,700	694,678
Credit Suisse Group	72,305	1,936,104
Georg Fischer AG(a)	2,000	450,792
Nestle SA	102,159	3,992,872
Rieter Holding AG	2,200	353,455
Roche Holdings AG	23,799	3,633,520
SGS SA	1,476	1,525,438
Swiss Reinsurance	25,500	1,205,102
Swisscom AG	6,200	1,977,639
Synthes, Inc.	14,667	1,838,284
Verwalt & Privat-Bank AG	2,578	339,341
Zurich Financial Services AG	22,308	4,757,754

		28,871,004

United Arab Emirates — 0.1%
DP World Ltd.	1,342,669	523,641

United Kingdom — 9.7%
Amec PLC	93,814	664,628
Amlin PLC	62,563	321,572
AstraZeneca PLC	71,500	2,885,576
Autonomy Corp. PLC	86,630	1,184,494
Aviva PLC	118,200	662,775
BAE Systems PLC	562,905	3,049,106
Barclays PLC	158,700	350,015
Beazley Group PLC	289,000	563,017
BG Group PLC	220,972	3,040,418

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
BP PLC	472,900	$3,576,343
Brit Insurance Holdings PLC	227,200	718,646
British Sky Broadcasting PLC	208,609	1,439,655
BT Group PLC	602,100	1,170,387
Capita Group PLC	222,151	2,357,158
Centrica PLC	88,100	336,932
Davis Service Group PLC	24,300	94,942
Drax Group PLC	52,400	422,647
DS Smith PLC	230,900	251,473
GKN PLC	302,000	421,175
GlaxoSmithKline PLC	55,000	1,015,736
HBOS PLC	178,142	176,726
IMI PLC	147,300	575,515
Legal & General Group PLC	624,000	689,017
Lloyds TSB Group PLC	121,900	220,830
Marston’s PLC	289,300	486,652
Northern Foods PLC	211,500	172,568
Old Mutual PLC	527,200	416,891
Petrofac Ltd.	87,510	435,329
Reckitt Benckiser Group PLC	86,922	3,221,786
Rolls Royce Group PLC (Class C Stock)(a)	33,146,599	47,657
Rolls Royce Group PLC(a)	555,395	2,679,036
Rotork PLC	46,943	534,202
Royal & Sun Alliance Insurance Group PLC	300,200	596,058
Royal Bank of Scotland Group PLC (The)	263,527	187,170
Royal Dutch Shell PLC (Class B Stock)	153,500	3,809,195
Spectris PLC	81,000	623,050
Standard Chartered PLC	154,007	1,937,460
Tate & Lyle PLC	113,000	651,083
Tomkins PLC	374,600	662,456
Tullow Oil PLC	198,415	1,881,367
Vedanta Resources PLC	115,387	1,014,466
Vodafone Group PLC	1,858,320	3,713,808
WPP PLC	100,200	579,853

		49,838,870

United States — 47.7%
3M Co.	29,500	1,697,430
ABB Ltd.	49,105	737,066
Air Products & Chemicals, Inc.	25,309	1,272,283
Alcoa, Inc.(b)	58,000	653,080
Altria Group, Inc.	46,800	704,808
Amazon.com, Inc.(a)	8,638	442,957
American Express Co.	42,600	790,230
Ameriprise Financial, Inc.	74,500	1,740,320
Amgen, Inc.(a)(b)	31,750	1,833,563
Apple, Inc.(a)	44,829	3,826,155
AT&T, Inc.	115,700	3,297,450
Avon Products, Inc.	44,000	1,057,320
Baker Hughes, Inc.	64,000	2,052,480
Bank of America Corp.	191,400	2,694,912
Bank of New York Mellon Corp. (The)	33,900	960,387
Boston Scientific Corp.(a)	80,600	623,844

SEE NOTES TO FINANCIAL STATEMENTS.

A63

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Cablevision Systems Corp. (Class A Stock)(a)	92,200	$1,552,648
Cameron International Corp.(a)(b)	36,031	738,636
Chevron Corp.	66,400	4,911,608
Citigroup, Inc.	164,600	1,104,466
Coca-Cola Co. (The)(b)	34,400	1,557,288
Costco Wholesale Corp.(b)	59,306	3,113,565
CVS Caremark Corp.	153,147	4,401,445
Deere & Co.	13,455	515,596
Dell, Inc.(a)	150,300	1,539,072
Devon Energy Corp.	7,581	498,148
E.I. du Pont de Nemours & Co.	54,400	1,376,320
Entergy Corp.	27,800	2,311,014
Exxon Mobil Corp.	71,250	5,687,888
Fifth Third Bancorp	99,300	820,218
Fortune Brands, Inc.	41,900	1,729,632
Genentech, Inc.(a)	107,686	8,928,245
General Dynamics Corp.	85,774	4,939,725
General Electric Co.	221,700	3,591,540
General Motors Corp.(b)	41,700	133,440
Gilead Sciences, Inc.(a)	23,373	1,195,295
Goldman Sachs Group, Inc. (The)	47,326	3,993,841
Google, Inc. (Class A Stock)(a)	5,080	1,562,862
H&R Block, Inc.	101,200	2,299,264
Hartford Financial Services Group, Inc.	23,400	384,228
Hess Corp.	24,526	1,315,575
Home Depot, Inc. (The)	163,400	3,761,468
Honeywell International, Inc.	33,600	1,103,088
ICICI Bank Ltd.(b)	93,009	1,790,423
Illinois Tool Works, Inc.	66,700	2,337,835
Intel Corp.(b)	84,700	1,241,702
International Business Machines Corp.	24,800	2,087,168
International Paper Co.	98,400	1,161,120
Johnson & Johnson	73,935	4,423,531
JPMorgan Chase & Co.	176,973	5,579,959
Kraft Foods, Inc. (Class A Stock)	35,900	963,915
Las Vegas Sands Corp.(a)	330,476	1,959,723
Liberty Media Corp. — Entertainment, Ser. A(a)	51,800	905,464
Liberty Media Corp. — Interactive, Ser. A(a)	58,100	181,272
Lockheed Martin Corp.	80,170	6,740,694
Lowe’s Cos., Inc.	201,797	4,342,671
Marsh & McLennan Cos., Inc.	116,600	2,829,882
Mastercard, Inc. (Class A Stock)	28,650	4,094,945
McDonald’s Corp.	195,141	12,135,818
Merck & Co., Inc.	91,500	2,781,600
Merrill Lynch & Co., Inc.	52,200	607,608
Microsoft Corp.	168,100	3,267,864
Monsanto Co.	76,921	5,411,392
Morgan Stanley(b)	22,500	360,900
Murphy Oil Corp.	46,700	2,071,145
New York Times Co. (The) (Class A Stock)(b)	55,400	406,082
Newell Rubbermaid, Inc.	126,700	1,239,126

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Nike, Inc.(b)	58,392	$2,977,992
NiSource, Inc.	66,900	733,893
Norfolk Southern Corp.(b)	64,458	3,032,749
Oracle Corp.(a)	30,494	540,659
Pfizer, Inc.(b)	131,200	2,323,552
Philip Morris International, Inc.	17,500	761,425
Pinnacle West Capital Corp.	44,300	1,423,359
Praxair, Inc.	91,780	5,448,061
QUALCOMM, Inc.	83,887	3,005,671
Qwest Communications International, Inc.(a)(b)	152,500	555,100
Raytheon Co.	28,750	1,467,400
Schering-Plough Corp.	148,006	2,520,542
Schlumberger Ltd.	43,034	1,821,629
Southwest Airlines Co.	212,500	1,831,750
Spectra Energy Corp.	73,400	1,155,316
Sprint Nextel Corp.(b)	342,300	626,409
St. Joe Co. (The)	44,600	1,084,672
State Street Corp.	45,700	1,797,381
Sunoco, Inc.(b)	32,250	1,401,585
Target Corp.(b)	51,232	1,769,041
Time Warner Cable, Inc.(a)	30,400	652,080
Time Warner, Inc.(b)	300,400	3,022,024
Transocean Ltd.(a)	62,621	2,958,842
U.S. Bancorp	207,300	5,184,573
Union Pacific Corp.(b)	144,278	6,896,487
Verizon Communications, Inc.	39,800	1,349,220
Viacom, Inc. (Class B Stock)(a)	23,300	444,098
Visa, Inc. (Class A Stock)(b)	82,201	4,311,443
Wal-Mart Stores, Inc.	87,162	4,886,302
Walt Disney Co. (The)	24,149	547,941
Waste Management, Inc.	53,800	1,782,932
Wells Fargo & Co.	226,617	6,680,669
Western Union Co.	80,000	1,147,200
Weyerhaeuser Co.	19,000	581,590
Wyeth	67,700	2,539,427
Wynn Resorts Ltd.(a)(b)	66,547	2,812,276
Yum! Brands, Inc.(b)	132,140	4,162,410

		244,609,939

TOTAL COMMON STOCKS (cost $645,139,791)		497,223,460

PREFERRED STOCKS — 0.2%
United States
Merrill Lynch Restricted Convertible (Private Placement) (cost $739,980; purchased 7/29/08-10/31/08)(e)	26,728	295,558
Wachovia Corp.	23,475	515,511

TOTAL PREFERRED STOCKS (cost $1,191,183)		811,069

SEE NOTES TO FINANCIAL STATEMENTS.

A64

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

RIGHTS
	Units	Value (Note 2)
Belgium
Fortis (cost $0)	37,600	$0

TOTAL LONG-TERM INVESTMENTS (cost $646,330,974)		498,034,529

	Shares
SHORT-TERM INVESTMENTS — 10.6%
Affiliated Money Market Mutual Fund — 10.5%
Dryden Core Investment Fund — Taxable Money Market Series (cost $54,051,456; includes $41,794,833 of cash collateral received for securities on loan) (Note 4)(c)(d)	54,051,456	54,051,456

	Principal Amount (000)
U.S. Government Obligation — 0.1%
US Treasury Bills, 0.02%, 4/16/2009(f) (cost $499,972)	$500	499,889

TOTAL SHORT-TERM INVESTMENTS (cost $54,551,428)		54,551,345

TOTAL INVESTMENTS(g) 107.8% (cost $700,882,402)		552,585,874
LIABILITIES IN EXCESS OF OTHER ASSETS(h) (7.8)%		(39,853,851)

NET ASSETS 100.0%		$512,732,023

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
144A	Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $40,783,895; cash collateral of $41,794,833 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Indicates a security that has been deemed illiquid.

(f)	Rate quoted represents yield-to-maturity at purchase date.

(g)	As of December 31, 2008, 78 securities valued at $64,946,582 and representing 12.7% of the net assets were fair valued in accordance with policies adopted by the Board of Trustees.

(h)	Liabilities in excess of other assets include net unrealized depreciation on forward foreign currency contracts as follows:

Open forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount	Payable at Settlement Date	Value at December 31, 2008	Unrealized Depreciation
Japanese Yen, Expiring 3/17/09	JPY 99,598,000	$1,112,019	$1,100,478	$(11,541)

Sales Contracts	Notional Amount	Receivable at Settlement Date	Value at December 31, 2008	Unrealized Depreciation
Japanese Yen, expiring 3/17/09	JPY 48,394,000	$522,022	$534,715	$(12,693)
Japanese Yen, expiring 3/17/09	JPY 51,204,000	558,477	565,763	(7,286)

				(19,979)

				$(31,520)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$487,139,404	—
Level 2—Other Significant Observable Inputs	65,048,060	$(31,520)
Level 3—Significant Unobservable Inputs	398,410	—

Total	$552,585,874	$(31,520)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$(1,481,223)
Net purchases (sales)	1,879,633
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$398,410

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 8.1% of collateral received for securities on loan)	10.5%
Oil, Gas & Consumable Fuels	9.0
Commercial Banks	7.2
Pharmaceuticals	7.0
Insurance	4.6
Aerospace & Defense	4.4
Hotels Restaurants & Leisure	4.2
Chemicals	4.1
Food & Staples Retailing	4.1
Diversified Telecommunication	3.1
Media	2.9
Biotechnology	2.6
Capital Markets	2.6
Energy Equipment & Services	2.4
IT Services	2.4
Diversified Financial Services	2.3
Road & Rail	2.3
Specialty Retail	2.1
Wireless Telecommunication Services	2.0
Electric Utilities	1.9
Household Durables	1.7
Industrial Conglomerates	1.7
Software	1.7
Computers & Peripherals	1.5
Metals & Mining	1.5
Food Products	1.4
Electrical Equipment	1.3
Healthcare Equipment & Supplies	1.2
Airlines	1.1
Automobiles	1.1
Machinery	0.9
Electronic Equipment & Instruments	0.8
Professional Services	0.8
Multi-Utilities	0.7
Trading Companies & Distributors	0.7
Auto Components	0.6
Communications Equipment	0.6
Personal Products	0.6
Textiles, Apparel & Luxury Goods	0.6
Beverages	0.5
Commercial Services & Supplies	0.5
Diversified Consumer Services	0.5
Independent Power Producers & Energy Traders	0.4
Real Estate Management & Development	0.4
Building Products	0.3
Internet Software & Services	0.3

Life Sciences Tools & Services	0.3
Multiline Retail	0.3
Office Electronics	0.3
Paper & Forest Products	0.3
Tobacco	0.3
Construction & Engineering	0.2
Consumer Finance	0.2
Semiconductors & Semiconductor Equipment	0.2
Construction Materials	0.1
Containers & Packaging	0.1
Internet & Catalog Retail	0.1
Marine	0.1
Transportation Infrastructure	0.1
U.S. Government Obligation	0.1

107.8
Liabilities in excess of other assets	(7.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A66

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $40,783,895:
Unaffiliated investments (cost $646,830,946)	$498,534,418
Affiliated investments (cost $54,051,456)	54,051,456
Foreign currency, at value (cost $1,093,416)	1,071,199
Receivable for investments sold	2,767,830
Dividends and interest receivable	793,246
Foreign tax reclaim receivable	787,129
Receivable for Series shares sold	33,811
Due from broker—variation margin	15,792
Prepaid expenses	10,187

Total Assets	558,065,068

LIABILITIES
Collateral for securities on loan	41,794,833
Payable for investments purchased	2,155,535
Payable to custodian	493,894
Payable for Series shares repurchased	354,048
Management fee payable	315,587
Accrued expenses and other liabilities	186,839
Unrealized depreciation on forward foreign currency exchange contracts	31,520
Affiliated transfer agent fee payable	789

Total Liabilities	45,333,045

NET ASSETS	$512,732,023

Net assets were comprised of:
Paid-in capital	$750,248,303
Retained earnings	(237,516,280)

Net assets, December 31, 2008	$512,732,023

Net asset value and redemption price per share, $512,732,023 / 39,222,762 outstanding shares of beneficial interest	$13.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $929,030)	$20,232,460
Affiliated dividend income	1,053,583
Affiliated income from securities loaned, net	653,468
Interest	37,995

21,977,506

EXPENSES
Management fee	5,774,376
Custodian’s fees and expenses	318,000
Shareholders’ reports	286,000
Audit fee	25,000
Trustees’ fees	19,000
Insurance expenses	11,000
Legal fees and expenses	8,000
Interest expense (Note 8)	5,872
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	47,071

Total expenses	6,500,319

NET INVESTMENT INCOME	15,477,187

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(100,792,830)
Futures transactions	(221,846)
Foreign currency transactions	(981,548)

(101,996,224)

Net change in unrealized appreciation (depreciation) on:
Investments	(316,117,734)
Foreign currencies	(208,538)

(316,326,272)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(418,322,496)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(402,845,309)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,477,187	$14,020,422
Net realized gain (loss) on investment, futures and foreign currency transactions	(101,996,224)	63,900,215
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(316,326,272)	17,964,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(402,845,309)	95,885,564

DISTRIBUTIONS	(61,349,073)	(10,692,295)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,400,663 and 1,809,090 shares, respectively]	27,172,912	43,514,915
Series shares issued in reinvestment of distributions [2,931,155 and 435,886 shares, respectively]	61,349,073	10,692,295
Series shares repurchased [5,123,305 and 3,630,416 shares, respectively]	(96,604,973)	(87,249,982)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(8,082,988)	(33,042,772)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(472,277,370)	52,150,497
NET ASSETS:
Beginning of year	985,009,393	932,858,896

End of year	$512,732,023	$985,009,393

SEE NOTES TO FINANCIAL STATEMENTS.

A67

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 93.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Asset Backed Securities — 2.4%
Citibank Credit Card Issuance Trust,
Series 2007-A8, Class A8	5.65%	09/20/19	$1,500	$1,224,738
Small Business Administration Participation Certificates,
Series 1996-20J, Class 1	7.20%	10/01/16	2,319	2,440,992
Series 1997-20A, Class 1	7.15%	01/01/17	2,361	2,479,221
Series 1997-20G, Class 1	6.85%	07/01/17	837	861,948
Series 1998-20I, Class 1	6.00%	09/01/18	1,894	1,950,338

				8,957,237

Collateralized Mortgage Obligations — 6.0%
Federal Home Loan Mortgage Corp.,
Series 2496, Class PM	5.50%	09/15/17	2,819	2,903,795
Series 2501, Class MC	5.50%	09/15/17	1,457	1,507,798
Series 2513, Class HC	5.00%	10/15/17	2,339	2,365,728
Series 2518, Class PV	5.50%	06/15/19	1,920	1,982,436
Federal National Mortgage Association,
Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,135,163
Series 2002-57, Class ND	5.50%	09/25/17	1,648	1,702,746
Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,442,950
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-E, Class A1(a)	.781%	10/25/28	124	86,951
Structured Adjustable Rate Mortgage Loan,
Series 2004-1, Class 4A-3(a)	5.365%	02/25/34	446	276,893

				22,404,460

Commercial Mortgage Backed Securities — 6.2%
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-T16, Class A5	4.60%	02/13/46	4,200	3,362,143
Series 2006-PW11, Class A4(a)	5.456%	03/11/39	860	733,872
Series 2006-T22, Class A4(a)	5.464%	04/12/38	2,700	2,308,903
Commercial Mortgage Load Trust,
Series 2008-LS1, Class A2(a)	6.020%	12/10/49	1,230	971,139
CW Capital Cobalt Ltd.,
Series 2007-C3, Class A3(a)	5.82%	05/15/46	1,300	852,042
GS Mortgage Securities Corp. II,
Series 2003-C1, Class A3	4.608%	01/10/40	6,800	5,991,103
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class ASB(a)	5.657%	05/12/39	1,500	1,172,269
Morgan Stanley Capital I,
Series 2005-IQ9, Class AAB	4.51%	07/15/56	2,500	2,104,880
Series 2005-T19, Class AAB	4.852%	06/12/47	1,375	1,101,484
Series 2006-IQ11, Class A4(a)	5.772%	10/15/42	2,800	2,298,257
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A3(a)	5.903%	02/15/51	3,000	1,947,987

				22,844,079

Corporate Bonds — 0.3%
DEPFA ACS Bank, 144A	5.125%	03/16/37	1,520	1,100,667

Mortgage Backed Securities — 48.8%
Federal Home Loan Mortgage Corp.(a)	3.537%	05/01/34	1,395	1,390,847
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-05/01/34	9,041	9,257,175
Federal Home Loan Mortgage Corp.	5.50%	05/01/37-05/01/38	4,915	5,036,248
Federal Home Loan Mortgage Corp.	5.50%	TBA 30 YR	9,000	9,210,941
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	577	596,102
Federal Home Loan Mortgage Corp.	6.50%	02/01/09-09/01/32	531	552,321
Federal Home Loan Mortgage Corp.	7.00%	08/01/11-10/01/32	253	261,258
Federal National Mortgage Association(a)	3.677%	07/01/33	3,693	3,519,435
Federal National Mortgage Association(a)	3.769%	04/01/34	526	526,935
Federal National Mortgage Association(a)	4.056%	08/01/33	2,488	2,472,778

SEE NOTES TO FINANCIAL STATEMENTS.

A68

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Mortgage Backed Securities (continued)
Federal National Mortgage Association	4.50%		TBA 15 YR	$7,000	$7,153,124
Federal National Mortgage Association(a)	4.514%		06/01/34	1,052	1,039,323
Federal National Mortgage Association(a)	4.735%		04/01/34	1,177	1,183,353
Federal National Mortgage Association	5.00%		07/01/18-05/01/36	11,278	11,598,396
Federal National Mortgage Association	5.00%		TBA 30 YR	14,500	14,803,600
Federal National Mortgage Association	5.50%		01/01/17-05/01/37	37,559	38,561,171
Federal National Mortgage Association	5.50%		TBA 15 YR	4,500	4,633,596
Federal National Mortgage Association	5.50%		TBA 30 YR	19,500	19,987,499
Federal National Mortgage Association	6.00%		11/01/14-05/01/36	13,160	13,579,945
Federal National Mortgage Association	6.00%		TBA 30 YR	5,000	5,146,875
Federal National Mortgage Association	6.26%		03/01/11	1,128	1,175,081
Federal National Mortgage Association	6.50%		11/01/09-10/01/37	6,184	6,441,847
Federal National Mortgage Association	7.00%		02/01/12-01/01/36	1,341	1,410,057
Federal National Mortgage Association	7.50%		11/01/09-10/01/12	96	100,181
Federal National Mortgage Association	8.00%		03/01/22-02/01/26	33	35,069
Federal National Mortgage Association	9.00%		02/01/25-04/01/25	190	207,933
Government National Mortgage Association	5.00%		07/15/33-04/15/34	3,507	3,610,755
Government National Mortgage Association	5.50%		03/15/34-03/15/36	3,562	3,678,409
Government National Mortgage Association	6.00%		TBA 30 YR	10,000	10,315,619
Government National Mortgage Association	6.50%		07/15/32-08/15/32	708	744,007
Government National Mortgage Association	7.00%		03/15/23-08/15/28	1,616	1,712,894
Government National Mortgage Association	7.50%		12/15/25-02/15/26	324	343,935
Government National Mortgage Association	8.50%		09/15/24-04/15/25	457	489,247

					180,775,956

Municipal Bonds — 0.5%
Connecticut St. Hlth. & Ed. Facs. Auth. Rev., Yale Univ.	5.05%		07/01/42	1,800	1,791,342

U.S. Government Agency Obligations — 14.8%
Federal Farm Credit Bank	3.875%		10/07/13	3,855	4,097,302
Federal Farm Credit Bank	4.875%		01/17/17	980	1,104,412
Federal Farm Credit Bank	5.125%		08/25/16	2,060	2,357,242
Federal Home Loan Bank	5.00%		11/17/17	1,285	1,473,251
Federal Home Loan Bank	5.625%		06/11/21	2,015	2,321,794
Federal Home Loan Mortgage Corp.	4.875%		11/15/13	12,460	13,902,045
Federal National Mortgage Association	4.875%		05/18/12	6,805	7,410,441
Federal National Mortgage Association	5.00%		05/11/17	4,370	4,982,757
FICO Strip Principal	3.23%	(d)	05/11/18	4,000	2,971,200
General Electric Cap Corp.	3.00%		12/09/11	12,420	12,840,417
Tennessee Valley Authority	4.50%		04/01/18	805	888,075
Tennessee Valley Authority	5.50%		06/15/38	465	588,439

					54,937,375

U.S. Government Securities — 14.3%
United States Treasury Bonds(c)	4.375%		02/15/38	40	53,575
United States Treasury Bonds	4.50%		05/15/38	1,290	1,760,649
United States Treasury Bonds	4.75%		02/15/37	280	390,163
United States Treasury Bonds	5.00%		05/15/37	75	108,668
United States Treasury Bonds	6.00%		02/15/26	245	341,928
United States Treasury Bonds	6.125%		08/15/29	210	308,241
United States Treasury Bonds(c)	6.25%		08/15/23	18,400	25,095,870
United States Treasury Bonds	7.875%		02/15/21	585	869,456
United States Treasury Bonds(b)	8.75%		08/15/20	505	788,352
United States Treasury Inflation Index	1.375%		07/15/18	2,793	2,612,066
United States Treasury Inflation Index(c)	1.875%		07/15/13	1,893	1,782,427
United States Treasury Inflation Index(c)	2.00%		01/15/14	5,716	5,415,758
United States Treasury Notes	.88%		12/31/10	370	370,810
United States Treasury Notes	1.50%		12/31/13	1,920	1,915,649
United States Treasury Strips(b)	3.36%	(d)	05/15/21	6,880	4,553,975

SEE NOTES TO FINANCIAL STATEMENTS.

A69

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Government Securities (continued)
United States Treasury Strips(c)	3.94%	(d)	05/15/20	$3,220	$2,214,272
United States Treasury Strips(c)	4.21%	(d)	11/15/21	3,840	2,489,614
United States Treasury Strips	4.25%	(d)	08/15/29	3,320	1,757,253

					52,828,726

TOTAL LONG-TERM INVESTMENTS (cost $338,442,008)					345,639,842

				Shares
SHORT-TERM INVESTMENTS — 35.0%
AFFILIATED MUTUAL FUNDS — 35.0%
Dryden Core Investment Fund — Short-Term Bond Series (cost $52,702,668) (Note 4)(f)				5,329,243	39,223,226
Dryden Core Investment Fund — Taxable Money Market Series (cost $90,360,512; includes $35,682,480 of cash collateral received for securities on loan) (Note 4)(e)(f)				90,360,512	90,360,512

TOTAL AFFILIATED MUTUAL FUNDS (cost $143,063,180)					129,583,738

				Contracts
OUTSTANDING OPTIONS PURCHASED
Put Options
Euro, expiring 03/17/09 @ $124.50 (cost $49,981)				347,600	5

TOTAL SHORT-TERM INVESTMENTS (cost $143,113,161)					129,583,743

TOTAL INVESTMENTS — 128.3% (cost $481,555,169)					475,223,585
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (28.3)%					(104,710,132)

NET ASSETS — 100.0%					$370,513,453

The following abbreviations are used in portfolio descriptions:

144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FICO	Financing Corporation
TBA	To be announced

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(b)	Security segregated as collateral for futures contracts.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $34,323,716; cash collateral of $35,682,480 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents zero coupon bond. Rate shown reflects the effective yield at reporting date.

(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund — Short-Term Bond Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(g)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial future contracts, forward foreign currency contracts and interest rate swap agreements as follows:

Open future contracts outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at December 31, 2008	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
7	U.S. Treasury 5 Yr. Notes	Mar. 09	$833,383	$835,087	$(1,704)
114	U.S. Treasury 10 Yr. Notes	Mar. 09	14,335,500	13,418,293	917,207

					915,503

Short Positions:
6	U.S. Treasury 2 Yr. Notes	Mar. 09	1,308,375	1,303,297	(5,078)
105	U.S. Long Bond	Mar. 09	14,494,922	13,798,649	(696,273)

					(701,351)

					$214,152

Open forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts:	Notional Amount (000)	Payable at Statement Date	Value at December 31, 2008	Unrealized Depreciation
Pound Sterling expiring 1/23/09	GBP 38,370	$57,458	$55,129	$(2,329)
Iceland Krona expiring 5/29/09	ISK 5,513,175	68,700	44,058	(24,642)
Iceland Krona expiring 5/29/09	ISK 5,803,413	67,900	46,377	(21,523)

				$(48,494)

Sales Contracts:	Notional Amount (000)	Receivable at Statement Date	Value at December 31, 2008	Unrealized Depreciation
Iceland Krona expiring 5/29/09	ISK 11,316,588	$50,747	$90,435	$(39,688)

				$(88,182)

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(1)	8/15/15	$2,255	3.71198%	3 month LIBOR	$(188,936)
Merrill Lynch Capital Services(1)	5/15/16	3,335	4.39706%	3 month LIBOR	(448,346)
Deutsche Bank AG(1)	5/15/16	1,465	4.49000%	3 month LIBOR	(206,217)
Royal Bank of Scotland(2)	10/21/13	7,000	3.88272%	3 month LIBOR	540,837
Royal Bank of Scotland(1)	10/24/13	7,000	3.52959%	3 month LIBOR	(435,885)
Royal Bank of Scotland(2)	10/31/13	7,000	3.77203%	3 month LIBOR	518,565
Royal Bank of Scotland(1)	10/31/13	7,000	3.76805%	3 month LIBOR	(517,233)
Merrill Lynch Capital Services(2)	10/10/13	3,335	3.78448%	3 month LIBOR	242,926
Citigroup(2)	10/20/13	3,335	4.05924%	3 month LIBOR	285,419

					$(208,870)

LIBOR	London Interbank Offered Rate

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

GBP	British Pound
ISK	Iceland Krona

SEE NOTES TO FINANCIAL STATEMENTS.

A71

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$129,583,738	$214,152
Level 2—Other Significant Observable Inputs	345,639,847	(297,052)
Level 3—Significant Unobservable Inputs	—	—

Total	$475,223,585	$(82,900)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable input (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

Mortgage Backed Securities	48.8%
Affiliated Money Market Mutual Funds (including 9.6% of collateral received for securities on loan)	35.0
U.S. Government Agency Obligations	14.8
U.S. Government Treasury Securities	14.3
Commercial Mortgage Backed Securities	6.2
Collateralized Mortgage Obligations	6.0
Asset Backed Securities	2.4
Municipal Bonds	0.5
Corporate Bonds	0.3

128.3
Liabilities in excess of other assets	(28.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A72

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $34,323,716:
Unaffiliated investments (cost $338,491,989)	$345,639,847
Affiliated investments (cost $143,063,180)	129,583,738
Receivable for investments sold	46,550,320
Dividends and interest receivable	2,095,820
Unrealized appreciation on swaps	1,587,747
Due from broker—variation margin	161,800
Receivable for Series shares sold	49,876
Prepaid expenses	4,198

Total Assets	525,673,346

LIABILITIES
Payable for investments purchased	117,272,372
Collateral for securities on loan	35,682,480
Unrealized depreciation on swaps	1,796,617
Management fee payable	124,762
Accrued expenses and other liabilities	118,102
Unrealized depreciation on forward currency contracts	88,182
Payable for Series shares repurchased	67,577
Payable to custodian	6,313
Deferred trustees’ fees	2,859
Affiliated transfer agent fee payable	629

Total Liabilities	155,159,893

NET ASSETS	$370,513,453

Net assets were comprised of:
Paid-in capital	$375,032,293
Retained earnings	(4,518,840)

Net assets, December 31, 2008	$370,513,453

Net asset value and redemption price per share, $370,513,453 / 32,488,713 outstanding shares of beneficial interest	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated interest income	$12,343,455
Affiliated dividend income	3,076,191
Affiliated income from securities loaned, net	310,267

15,729,913

EXPENSES
Management fee	1,397,986
Shareholders’ reports	144,000
Interest expense (Note 8)	115,988
Custodian’s fees and expenses	102,000
Audit fee	28,000
Trustees’ fees	12,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Miscellaneous	9,072

Total expenses	1,823,046

NET INVESTMENT INCOME	13,906,867

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	5,203,908
Foreign currency transactions	27,197
Futures transactions	1,679,784
Short sale transactions	(609,778)
Swap transactions	1,879,723

8,180,834

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(10,914,076))	(6,622,115)
Foreign currencies	(95,038)
Futures	328,929
Swaps	(848,867)

(7,237,091)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	943,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,850,610

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$13,906,867	$15,840,887
Net realized gain (loss) on investments and foreign currency transactions	8,180,834	(618,671)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(7,237,091)	3,580,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,850,610	18,803,164

DISTRIBUTIONS	(14,159,429)	(15,181,670)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,779,508 and 722,847 shares, respectively]	43,082,961	8,166,048
Series shares issued in reinvestment of distributions [1,259,137 and 1,353,614 shares, respectively]	14,159,429	15,181,670
Series shares repurchased [2,453,088 and 3,624,503 shares, respectively]	(27,727,532)	(40,920,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	29,514,858	(17,572,865)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,206,039	(13,951,371)
NET ASSETS:
Beginning of year	340,307,414	354,258,785

End of year	$370,513,453	$340,307,414

SEE NOTES TO FINANCIAL STATEMENTS.

A73

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 89.7% CORPORATE BONDS — 89.6%	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Aerospace/Defense — 3.3%
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba3	8.50%	07/01/18	$2,900		$2,610,000
DRS Technologies, Inc., Gtd. Notes	A3	6.625%	02/01/16	4,600		4,600,000
DRS Technologies, Inc., Gtd. Notes	Baa1	6.875%	11/01/13	2,000		1,990,000
DRS Technologies, Inc., Gtd. Notes	Baa1	7.625%	02/01/18	6,775		6,775,000
Esterline Technologies Corp., Gtd. Notes	Ba2	6.625%	03/01/17	750		637,500
Esterline Technologies Corp., Gtd. Notes	B1	7.75%	06/15/13	4,500		3,915,000
L-3 Communications Corp., Gtd. Notes	Ba3	6.125%	01/15/14	1,180		1,070,850
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	6,800		6,647,000
L-3 Communications Corp., Gtd. Notes, Ser. B	Ba3	6.375%	10/15/15	4,875		4,558,125
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	2,000		1,600,000
Moog, Inc., Sr. Sub. Notes, 144A	Ba3	7.25%	06/15/18	3,500		2,800,000
TransDigm, Inc., Gtd. Notes	B3	7.75%	07/15/14	4,350		3,567,000

						40,770,475

Airlines — 0.2%
AMR Corp., Sr. Unsec’d. Notes, MTN	CCC+(g)	10.40%	03/10/11	1,000		481,250
AMR Corp., Sr. Unsec’d. Notes, MTN	CCC+(g)	10.40%	03/15/11	1,000		481,250
AMR Corp., Sr. Unsec’d. Notes, MTN	NR	10.55%	03/12/21	1,425		564,656
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B(b)	Ba2	6.748%	03/15/17	985		689,169
Ser. 99-2, Class B	Ba2	7.566%	03/15/20	448		291,393

						2,507,718

Automotive — 1.9%
Ford Motor Co., Bank Loan(f)	B2	5.00%	12/15/13	12,740		5,111,925
Ford Motor Credit Co., Sr. Unsec’d. Notes(b)	Caa1	7.25%	10/25/11	8,780		6,413,869
Ford Motor Credit Co., Sr. Unsec’d. Notes(b)	Caa1	7.875%	06/15/10	5,300		4,240,954
Ford Motor Credit Co., Sr. Unsec’d. Notes(b)	Caa1	9.875%	08/10/11	2,250		1,659,870
Lear Corp., Gtd. Notes, Ser. B	B3	8.75%	12/01/16	2,175		630,750
TRW Automotive, Inc., Bank Loan(f)	Ba1	5.211%	02/09/14	2,187		1,434,606
TRW Automotive, Inc., Gtd. Notes, 144A(b)	B2	7.25%	03/15/17	6,900		3,519,000
Visteon Corp., Sr. Unsec’d. Notes	Caa3	7.00%	03/10/14	2,595		389,250

						23,400,224

Banking — 0.4%
Halyk Savings Bank of Kazakhstan, Sr. Unsec’d. Notes (Kazakhstan), 144A	Baa3	8.125%	10/07/09	1,305		1,207,125
HSBK Europe BV, Gtd. Notes (Netherlands), 144A	Baa3	7.25%	05/03/17	3,500		1,890,000
Kazkommerts International BV, Gtd. Notes (Netherlands), 144A	Ba1	7.00%	11/03/09	1,685		1,449,100

						4,546,225

Building Materials & Construction — 0.6%
D.R. Horton, Inc., Gtd. Notes	Ba3	8.00%	02/01/09	6,350		6,283,377
Nortek, Inc., Sr. Sub. Notes	Caa1	8.50%	09/01/14	3,445		792,350
Toll Corp., Gtd. Notes	Ba2	8.25%	02/01/11	800		736,000

						7,811,727

Cable — 4.3%
AT&T Broadband LLC, Gtd. Notes	Baa2	8.375%	03/15/13	100	(i)	103
CCH I LLC, Gtd. Notes	Caa3	11.125%	01/15/14	1,515		77,644
CCH I LLC, Gtd. Notes	Caa3	13.50%	01/15/14	50		2,562
CCH I LLC, Gtd. Notes(b)	Caa3	10.00%	05/15/14	2,517		100,680
CCH I/CCH I CP, Sr. Sec’d. Notes	NR	11.00%	10/01/15	3,265		506,075
CCH I/CCH I CP, Sr. Sec’d. Notes	Caa3	11.00%	10/01/15	828		144,900
CCH II LLC / CCH II Capital Corp., Gtd. Notes, 144A	Caa2	10.25%	10/01/13	2,100		714,000
CCH II/ CCH II CP, Gtd. Notes(b)	NR	10.25%	10/01/13	1,683		605,880
Charter Communications Operating LLC, BK Ln B Refi., Bank Loan(f)	B1	5.064%	09/06/14	8,415		6,142,950
CSC Holdings, BK Ln A1, Bank Loan(f)	Ba1	2.195%	02/24/12	3,669		3,188,308
CSC Holdings, Inc., Sr. Unsec’d. Notes(b)	B1	7.625%	07/15/18	2,500		1,950,000

SEE NOTES TO FINANCIAL STATEMENTS.

A74

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Cable (continued)
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.875%	02/15/18	$800	$628,000
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A	B1	8.50%	06/15/15	7,000	6,159,999
CSC Holdings, Inc., Sr. Unsec’d. Notes, Ser. B	B1	7.625%	04/01/11	4,600	4,335,500
CSC Holdings, Inc., Sr. Unsec’d. Notes, Ser. B(b)	B1	8.125%	07/15/09	2,410	2,397,950
CSC Holdings, Inc., Sr. Unsec’d. Notes, Ser. B	B1	8.125%	08/15/09	5,450	5,422,750
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50%	10/15/15	1,975	1,286,219
Mediacom LLC, Sr. Unsec’d. Notes(b)	B3	9.50%	01/15/13	1,925	1,453,375
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.20%	12/15/11	3,300	3,118,500
UPC Broadband Holding BV, Bank Loan(f)	Ba3	3.181%	12/31/14	7,000	4,648,000
Videotron Ltee, Gtd. Notes (Canada)	Ba2	6.375%	12/15/15	3,450	2,708,250
Videotron Ltee, Gtd. Notes (Canada)	Ba2	6.875%	01/15/14	4,020	3,557,700
Videotron Ltee, Gtd. Notes (Canada), 144A(b)	Ba2	9.125%	04/15/18	3,850	3,580,500
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)(b)	B2	9.125%	08/15/16	1,275	943,500

					53,673,345

Capital Goods — 10.2%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	3,375	2,539,688
ALH Finance LLC, Gtd. Notes(b)	B3	8.50%	01/15/13	6,900	5,313,000
Allied Waste North America, Inc., Sr. Sec’d. Notes	BBB(g)	7.125%	05/15/16	550	500,500
Allied Waste North America, Inc., Sr. Sec’d. Notes	BBB(g)	7.875%	04/15/13	675	641,250
Allied Waste North America, Inc., Sr. Sec’d. Notes(b)	Baa3	6.125%	02/15/14	1,000	905,000
Allied Waste North America, Inc., Sr. Sec’d. Notes(b)	BBB(g)	7.25%	03/15/15	4,400	4,092,000
Allied Waste North America, Inc., Sr. Sec’d. Notes, Ser. B(b)	BBB(g)	5.75%	02/15/11	5,320	4,987,500
Ashtead Capital, Inc., Sr. Sec’d. Notes, 144A	B1	9.00%	08/15/16	9,545	4,915,675
Ashtead Holdings PLC, Sr. Sec’d. Notes (United Kingdom), 144A	B1	8.625%	08/01/15	5,325	2,795,625
Baldor Electric Co., Gtd. Notes(b)	B3	8.625%	02/15/17	7,535	5,613,575
Blount, Inc., Gtd. Notes	B2	8.875%	08/01/12	9,790	9,055,750
Capital Safety Group Ltd., Bank Loan(f)	B2	2.711%	07/20/15	2,728	2,100,810
Capital Safety Group Ltd., Bank Loan(f)	B2	3.211%	07/20/16	7,272	5,599,190
Columbus Mckinnon Corp., Gtd. Notes	B1	8.875%	11/01/13	7,300	6,132,000
GrafTech Finance, Inc., Gtd. Notes	Ba3	10.25%	02/15/12	937	852,670
Hertz Corp., Gtd. Notes	B1	8.875%	01/01/14	17,736	10,907,639
Hertz Corp., Gtd. Notes(b)	B2	10.50%	01/01/16	950	433,438
Interline Brands, Inc., Gtd. Notes	B3	8.125%	06/15/14	3,315	2,618,850
Johnsondiversey Holdings, Inc., Disc. Notes	Caa1	10.67%	05/15/13	7,281	5,096,700
Johnsondiversey, Inc., Gtd. Notes, Ser. B(b)	B2	9.625%	05/15/12	3,710	3,042,200
Mobile Mini, Inc., Gtd. Notes	B2	6.875%	05/01/15	3,732	2,537,760
RBS Global, Inc. and Rexnord Corp., Gtd. Notes(b)	B3	9.50%	08/01/14	8,205	6,112,725
Rental Service Corp., Gtd. Notes(b)	Caa1	9.50%	12/01/14	10,095	5,552,250
SPX Corp., Sr. Unsec’d. Notes, 144A	Ba2	7.625%	12/15/14	9,130	7,943,100
Stena AB, Sr. Unsec’d. Notes (Sweden)	Ba2	7.00%	12/01/16	250	160,000
Stena AB, Sr. Unsec’d. Notes (Sweden)	Ba2	7.50%	11/01/13	7,175	4,744,469
Terex Corp., Gtd. Notes	Ba1	7.375%	01/15/14	4,790	4,167,300
Terex Corp., Sr. Sub. Notes(b)	Ba3	8.00%	11/15/17	6,000	5,100,000
United Rentals North America, Inc., Gtd. Notes	B1	6.50%	02/15/12	7,035	5,557,650
United Rentals North America, Inc., Gtd. Notes(b)	B2	7.75%	11/15/13	2,785	1,810,250
Valmont Industries, Inc., Gtd. Notes	Ba2	6.875%	05/01/14	4,920	4,182,000

					126,010,564

Chemicals — 2.5%
Huntsman International LLC, Sec’d. Notes	Ba1	11.625%	10/15/10	15,136	13,244,000
ISP Chemco, Inc., Bank Loan(f)	Ba3	3.327%	06/04/14	5,486	3,675,671
Koppers, Inc., Sr. Sec’d. Notes(b)	Ba3	9.875%	10/15/13	8,180	7,525,600
Momentive Performance Materials, Inc., Gtd. Notes(b)	B3	9.75%	12/01/14	4,910	2,086,750
Momentive Performance Materials, Inc., Gtd. Notes(b)	Caa2	11.50%	12/01/16	1,299	383,205
Mosaic Co., Sr. Unsec’d. Notes, 144A	Baa3	7.375%	12/01/14	2,375	1,947,500

SEE NOTES TO FINANCIAL STATEMENTS.

A75

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Chemicals (continued)
Mosaic Co., Sr. Unsec’d. Notes, 144A	Baa3	7.625%	12/01/16	$825	$660,000
Nalco Co., Gtd. Notes	B3	8.875%	11/15/13	1,720	1,453,400

					30,976,126

Consumer — 2.1%
Levi Strauss & Co., Sr. Unsec’d. Notes(b)	B2	9.75%	01/15/15	2,500	1,850,000
Mac-Gray Corp., Gtd. Notes	B3	7.625%	08/15/15	2,950	2,714,000
Realogy Corp., Gtd. Notes	Ca	10.50%	04/15/14	15,375	2,652,188
Realogy Corp., Gtd. Notes, PIK	Ca	11.00%	04/15/14	6,006	690,699
Service Corp. International, Sr. Unsec’d. Notes(b)	B1	6.75%	04/01/15	1,475	1,165,250
Service Corp. International, Sr. Unsec’d. Notes	B1	6.75%	04/01/16	5,725	4,351,000
Service Corp. International, Sr. Unsec’d. Notes	B1	7.00%	06/15/17	5,323	3,992,250
Service Corp. International, Sr. Unsec’d. Notes(b)	B1	7.375%	10/01/14	1,425	1,211,250
Service Corp. International, Sr. Unsec’d. Notes	B1	7.875%	02/01/13	2,000	1,782,500
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.25%	02/15/13	5,025	3,894,375
Ticketmaster, Gtd. Notes, 144A	Ba3	10.75%	08/01/16	3,775	2,038,500

					26,342,012

Electric — 9.6%
AES Corp., Sr. Sec’d. Notes, 144A	Ba3	8.75%	05/15/13	5,620	5,395,200
AES Corp., Sr. Unsec’d. Notes	B1	7.75%	03/01/14	3,650	3,212,000
AES Corp., Sr. Unsec’d. Notes	B1	7.75%	10/15/15	2,050	1,722,000
AES Corp., Sr. Unsec’d. Notes	B1	8.00%	10/15/17	2,725	2,234,500
AES Eastern Energy LP, Pass-thru-Certs., Ser. 99-A	Ba1	9.00%	01/02/17	5,657	5,028,952
Ser. 99-B(f)	Ba1	9.67%	01/02/29	2,000	1,620,000
CMS Energy Corp., Sr. Unsec’d. Notes	Ba1	6.55%	07/17/17	3,350	2,696,844
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%	06/01/15	1,900	1,330,000
Dynegy Roseton/Danskammer, Pass-thru Certs., Ser. B	Ba3	7.67%	11/08/16	10,335	7,344,258
Energy Future Holdings Corp., Gtd. Notes, 144A, PIK	B3	11.25%	11/01/17	7,175	3,479,875
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.30%	05/01/11	4,325	4,195,250
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.50%	10/01/21	850	646,000
Mirant Corp., Sr. Notes, 144A(c)(f)	NR	7.40%	07/15/49	1,825	1,825
Mirant Mid Atlantic LLC, Pass-thru Certs., Ser. B	Ba1	9.125%	06/30/17	2,728	2,458,889
Mirant North America LLC, Gtd. Notes(b)	B1	7.375%	12/31/13	7,400	7,104,000
Nevada Power Co., Gen Ref. Mtge. Notes, Ser. A	Baa3	8.25%	06/01/11	1,675	1,709,523
NRG Energy, Inc., Gtd. Notes	B1	7.25%	02/01/14	6,550	6,124,250
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	845	785,850
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.00%	05/01/10	9,976	9,976,000
PSEG Energy Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%	06/15/11	9,675	9,119,810
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(f)	Ba1	9.237%	07/02/17	4,231	3,849,963
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. C	Ba1	9.681%	07/02/26	250	200,000
Reliant Energy, Inc., Sr. Sec’d. Notes	Ba3	6.75%	12/15/14	1,300	1,170,000
Sithe/Independence Funding Corp., Sr. Sec’d. Notes	Ba2	9.00%	12/30/13	2,443	2,076,021
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A (original cost $2,944,975; purchased 5/2/08)(k)	Ba2	7.00%	06/30/21	3,108	2,437,839
Texas Competitive Electric Holdings Co. LLC, Bank Loan(f)	Ba3	5.36%	10/10/14	31,047	21,461,003
Texas Competitive Electric Holdings Co. LLC, Bank Loan(f)	Ba3	5.364%	10/10/14	1,991	1,376,243
Texas Competitive Electric Holdings Co. LLC, Bank Loan(f)	Ba3	5.582%	10/10/14	4,602	3,180,892
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A(b)	B3	10.50%	11/01/15	5,500	3,905,000
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A(b)	B3	10.50%	11/01/15	4,650	3,301,500

					119,143,487

Energy - Integrated — 0.1%
TNK-BP Finance SA, Gtd. Notes (Luxembourg), 144A	Baa2	7.50%	07/18/16	3,000	1,560,000

SEE NOTES TO FINANCIAL STATEMENTS.

A76

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Energy - Other — 5.4%
Cie Generale Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.75%	05/15/17	$1,750	$1,015,000
Compagnie Generale De Geophysique Veritas, Gtd. Notes (France)	Ba3	7.50%	05/15/15	780	483,600
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14	8,250	5,857,500
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	04/15/16	8,050	6,399,750
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%	05/15/18	3,725	2,942,750
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	7.875%	12/15/14	8,525	4,347,750
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	8.25%	12/15/14	3,400	1,836,000
Parker Drilling Co., Gtd. Notes	B2	9.625%	10/01/13	1,365	1,057,875
PetroHawk Energy Corp., Gtd. Notes	B3	9.125%	07/15/13	5,100	4,131,000
PetroHawk Energy Corp., Gtd. Notes, 144A	B3	7.875%	06/01/15	5,625	4,162,500
Petroplus Finance Ltd., Gtd. Notes (Bermuda), 144A(b)	B1	6.75%	05/01/14	12,600	8,001,000
Petroplus Finance Ltd., Gtd. Notes (Bermuda), 144A(b)	B1	7.00%	05/01/17	4,225	2,577,250
Pioneer Natural Resources Co., Gtd. Notes	Ba1	5.875%	07/15/16	1,950	1,352,892
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.65%	03/15/17	7,730	5,516,136
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	4,865	3,402,591
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%	06/01/18	2,150	1,472,750
Plains Exploration & Production Co., Gtd. Notes	B1	7.75%	06/15/15	8,545	6,451,475
SandRidge Energy, Inc., Sr. Unsec’d. Notes, 144A	B3	8.00%	06/01/18	9,400	5,217,000

					66,224,819

Foods — 1.9%
Ahold Finance USA, Inc., Gtd. Notes	Baa3	8.25%	07/15/10	1,120	1,113,928
Albertson’s LLC, Sr. Unsec’d. Notes	B1	8.70%	05/01/30	1,235	796,575
Aramark Corp., Gtd. Notes(b)	B3	8.50%	02/01/15	4,650	4,208,250
Aramark Corp., Gtd. Notes(h)	B3	6.692%	02/01/15	2,600	1,963,000
Carrols Corp., Gtd. Notes	B3	9.00%	01/15/13	500	337,500
Del Monte Corp., Gtd. Notes	B2	8.625%	12/15/12	3,100	3,007,000
Dole Food Co., Inc., Gtd. Notes	Caa2	7.25%	06/15/10	3,700	2,580,750
National Beef Packing Co., LLC, Sr. Unsec’d. Notes	Caa1	10.50%	08/01/11	4,284	2,998,800
Smithfield Foods, Inc., Sr. Unsec’d. Notes	B3	7.00%	08/01/11	2,040	1,448,400
Smithfield Foods, Inc., Sr. Unsec’d. Notes, Ser. B	B3	7.75%	05/15/13	1,650	1,060,125
Stater Brothers Holdings, Gtd. Notes	B2	7.75%	04/15/15	3,150	2,646,000
Stater Brothers Holdings, Gtd. Notes	B2	8.125%	06/15/12	1,890	1,710,450

					23,870,778

Gaming — 4.1%
CCM Merger, Inc., Notes, 144A (original cost $14,420,250; purchased 7/14/05-8/21/08)(k)	Caa2	8.00%	08/01/13	15,340	7,900,100
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	Caa1	12.00%	10/15/15	2,800	1,540,000
Fontainebleau Las Vegas Holdings LLC, Mortgage Backed, 144A (original cost $7,797,031; purchased 5/24/07-07/02/07)(b)(f)(k)	Caa3	11.00%	06/15/15	7,750	755,625
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.50%	07/01/10	3,000	1,905,000
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.625%	06/01/15	2,637	448,290
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	6.50%	06/01/16	515	79,825
Harrah’s Operating Co., Inc., Gtd. Notes, 144A	B(g)	10.00%	12/15/18	4,813	1,756,745
Harrah’s Operating Co., Inc., Gtd. Notes, 144A	Caa2	10.75%	02/01/16	18,198	5,186,430
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	7.00%	03/01/14	6,795	2,887,875
Mandalay Resort Group, Gtd. Notes	B2	9.375%	02/15/10	581	424,130
MGM Mirage, Inc., Gtd. Notes	Ba3	6.00%	10/01/09	2,740	2,616,700
MGM Mirage, Inc., Gtd. Notes	Ba3	6.875%	04/01/16	2,000	1,265,000
MGM Mirage, Inc., Gtd. Notes	Ba3	8.50%	09/15/10	700	588,000
MGM Mirage, Sr. Sec’d. Notes, 144A(b)	Ba1	13.00%	11/15/13	6,050	5,762,625
Mohegan Tribal Gaming Authority, Gtd. Notes	Ba3	6.125%	02/15/13	3,750	2,362,500
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	B3	8.00%	04/01/12	4,345	2,650,450
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	B3	8.375%	07/01/11	400	326,000
Park Place Entertainment Corp., Gtd. Notes	Caa3	8.125%	05/15/11	4,430	2,170,700
Pokagon Gaming Authority, Sr. Notes, 144A	B2	10.375%	06/15/14	1,800	1,548,000

SEE NOTES TO FINANCIAL STATEMENTS.

A77

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Gaming (continued)
River Rock Entertainment Authority (The), Sr. Sec’d. Notes	B2	9.75%	11/01/11	$1,750	$1,452,500
Seneca Gaming Corp., Sr. Unsec’d. Notes, Ser. B	Ba2	7.25%	05/01/12	5,125	4,125,625
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A(b)	B3	9.375%	06/15/15	5,523	2,761,500
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.50%	02/01/14	3,650	209,875
Station Casinos, Inc., Sr. Sub. Notes(b)	Ca	6.625%	03/15/18	2,200	126,500
Station Casinos, Inc., Sr. Unsec’d. Notes(b)	Caa3	6.00%	04/01/12	2,251	450,270

					51,300,265

Healthcare & Pharmaceutical — 13.8%
Accellent, Inc., Gtd. Notes	Caa3	10.50%	12/01/13	16,858	11,547,730
Alliance Imaging, Inc., Sr. Sub. Notes, Ser. B	B3	7.25%	12/15/12	1,325	1,126,250
Biomet, Inc., Gtd. Notes(b)	B3	10.375%	10/15/17	7,275	5,747,250
Biomet, Inc., Gtd. Notes	Caa1	11.625%	10/15/17	15,815	13,521,825
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%	08/15/13	3,650	3,239,375
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba2	6.25%	11/15/15	6,850	5,754,000
Catalent Pharma Solutions, Inc., Gtd. Notes, PIK(b)	Caa1	9.50%	04/15/15	7,325	2,783,500
Columbia/HCA Healthcare Corp. Sr. Unsec’d. Notes, MTN	Caa1	8.70%	02/10/10	1,800	1,715,697
Columbia/HCA Healthcare Corp., Debs.	Caa1	7.50%	12/15/23	600	281,791
Columbia/HCA Healthcare Corp., Notes, MTN	Caa1	9.00%	12/15/14	4,365	2,797,288
Community Health Systems, Inc., Bank Loan(f)	Ba3	3.404%	07/25/14	600	464,918
Community Health Systems, Inc., Bank Loan(f)	Ba3	4.445%	07/25/14	11,726	9,090,496
Community Health Systems, Inc., Gtd. Notes(b)	B3	8.875%	07/15/15	2,720	2,502,400
Concentra, Inc., Bank Loan(f)	Caa1	6.96%	06/25/15	2,000	400,000
Elan Finance PLC, Gtd. Notes (Ireland)	B3	7.75%	11/15/11	1,780	1,050,200
Elan Finance PLC, Gtd. Notes (Ireland)	B3	8.875%	12/01/13	850	442,000
FMC Finance III SA, Gtd. Notes (Luxembourg)	Ba2	6.875%	07/15/17	1,500	1,402,500
HCA, Inc., Bank Loan(f)	Ba3	2.959%	11/17/12	16,651	13,987,823
HCA, Inc., Bank Loan(f)	Ba3	3.709%	11/17/13	9,520	7,443,789
HCA, Inc., Sr. Sec’d. Notes	B2	9.125%	11/15/14	1,775	1,646,313
HCA, Inc., Sr. Sec’d. Notes, PIK(b)	B2	9.625%	11/15/16	10,310	8,041,800
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.25%	02/15/13	2,500	1,562,500
HCA, Inc., Sr. Unsec’d. Notes	Caa1	8.75%	09/01/10	708	679,680
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	04/01/14	4,475	3,624,750
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	01/15/16	7,955	5,966,250
PTS Acquisition Corp., Bank Loan(f)	Ba3	3.709%	04/10/14	6,895	4,102,525
Res-Care, Inc., Gtd. Notes	B1	7.75%	10/15/13	8,900	7,253,500
Royalty Pharma Finance Trust, Bank Loan(f)	Baa3	6.569%	05/15/15	11,250	9,881,246
Select Medical Corp., Gtd. Notes(b)	B3	7.625%	02/01/15	1,925	1,020,250
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	7.875%	04/15/15	3,125	2,500,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625%	01/15/12	10,841	9,323,260
Skilled Healthcare Group, Inc., Gtd. Notes	Caa1	11.00%	01/15/14	9,819	9,229,860
Skilled Healthcare, Inc., Bank Loan(f)	B1	4.441%	06/15/12	3,969	3,115,784
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%	04/15/15	7,500	6,562,500
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A(f)	Caa1	10.00%	07/15/17	4,300	2,236,000
Ventas Realty LP, Gtd. Notes	Ba1	9.00%	05/01/12	2,887	2,569,430
Viant Holdings, Inc., Gtd Notes, 144A(f)	Caa1	10.125%	07/15/17	18,439	6,084,870

					170,699,350

Healthcare Insurance
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	1,000	594,135

Lodging — 1.1%
Felcor Lodging LP, Gtd. Notes(b)	Ba3	8.50%	06/01/11	5,170	3,825,800
Host Marriott LP, Sr. Sec’d. Notes	Ba1	6.75%	06/01/16	475	346,750
Host Marriott LP, Sr. Sec’d. Notes	BBB-(g)	6.875%	11/01/14	925	712,250
Host Marriott LP, Sr. Sec’d. Notes	Ba1	7.125%	11/01/13	4,215	3,393,075
Host Marriott LP, Sr. Sec’d. Notes, Ser. M(b)	Ba1	7.00%	08/15/12	6,400	5,424,000

					13,701,875

SEE NOTES TO FINANCIAL STATEMENTS.

A78

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Media & Entertainment — 2.7%
AMC Entertainment, Inc., Gtd. Notes(b)	B2	11.00%	02/01/16	$2,465	$1,722,419
AMC Entertainment, Inc., Gtd. Notes, Ser. B	Ba3	8.625%	08/15/12	2,125	1,700,000
AMC Entertainment, Inc., Sr. Sub. Notes(b)	B2	8.00%	03/01/14	675	415,125
Cinemark, Inc., Sr. Disc. Notes(j)	B3	4.12%	03/15/14	1,855	1,500,231
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	5.50%	09/15/14	1,735	208,200
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	5.75%	01/15/13	4,725	685,125
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	6.875%	06/15/18	625	75,000
CMP Susquehanna Corp., Gtd. Notes	Ca	9.875%	05/15/14	2,550	102,000
Dex Media West LLC, Sr. Sub. Notes, Ser. B	B2	9.875%	08/15/13	10,578	2,512,275
Dex Media, Inc., Sr. Unsec’d. Notes(b)	B3	8.00%	11/15/13	2,825	522,625
DirecTV Holdings LLC, Gtd. Notes	Ba3	8.375%	03/15/13	1,125	1,119,375
DirecTV Holdings LLC/DirecTV Financing Co., Gtd. Notes	Ba3	7.625%	05/15/16	3,400	3,298,000
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16	2,545	2,125,075
Echostar DBS Corp., Gtd. Notes	Ba3	7.75%	05/31/15	500	425,000
Echostar DBS Corp., Gtd. Notes(b)	Ba3	7.00%	10/01/13	1,075	932,563
Idearc, Inc., Bank Loan(f)	B2	1.97%	11/17/13	7,000	2,275,000
Idearc, Inc., Bank Loan(f)	B2	3.575%	11/17/14	1,214	370,274
Idearc, Inc., Gtd. Notes	Caa2	8.00%	11/15/16	5,115	383,625
LIN Television Corp., Gtd. Notes(b)	B3	6.50%	05/15/13	5,750	2,745,625
Medianews Group, Inc., Sr. Sub. Notes	Ca	6.375%	04/01/14	625	39,844
Medianews Group, Inc., Sr. Sub. Notes	Ca	6.875%	10/01/13	1,375	87,656
Morris Publishing Group LLC, Gtd. Notes	Ca	7.00%	08/01/13	1,050	94,500
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%	03/15/16	2,550	1,721,250
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%	03/15/16	2,930	1,977,750
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-1	Caa1	6.875%	01/15/13	1,300	175,500
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-2(b)	Caa1	6.875%	01/15/13	7,700	1,039,500
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%	10/15/17	2,000	300,000
R.H. Donnelley Corp., Sr. Unsec’d. Notes, Ser. A-3	Caa1	8.875%	01/15/16	1,310	196,500
Rainbow National Services LLC, Gtd. Notes, 144A	B1	8.75%	09/01/12	2,000	1,800,000
Rainbow National Services LLC, Gtd. Notes, 144A	B2	10.375%	09/01/14	205	182,450
Universal City Florida Holding Co. I/II, Sr. Notes(b)	B3	8.375%	05/01/10	3,625	1,649,375
Univision Communications, Inc., Gtd. Notes, PIK, 144A	Caa2	9.75%	03/15/15	7,535	941,875

					33,323,737

Metals — 5.1%
Aleris International, Inc., Gtd. Notes, PIK	Caa2	9.00%	12/15/14	2,200	132,000
Century Aluminum Co., Gtd. Notes	B3	7.50%	08/15/14	2,222	1,277,650
FMG Finance Pty Ltd., Sr. Sec’d. Notes (Australia), 144A	B1	10.00%	09/01/13	1,150	678,500
FMG Finance Pty Ltd., Sr. Sec’d. Notes (Australia), 144A	B1	10.625%	09/01/16	11,675	6,771,500
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d Notes(h)	Ba2	7.084%	04/01/15	4,500	2,970,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	12,010	9,848,200
Gerdau AmeriSteel Corp., Gtd. Notes (Canada)	Ba1	10.375%	07/15/11	11,870	11,988,700
Ispat Inland ULC, Gtd. Notes (Canada)	Baa2	9.75%	04/01/14	17,308	14,814,297
Metals USA, Inc., Sr, Sec’d. Notes	B3	11.125%	12/01/15	9,975	5,885,250
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25%	02/15/15	2,615	1,516,700
Ryerson, Inc., Sr. Sec’d. Notes, 144A (original cost $195,000; purchased 10/3/07-10/26/07)(k)	Caa1	12.25%	11/01/15	195	120,413
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.50%	07/27/35	3,550	2,656,110
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00%	02/01/18	6,540	4,457,272

					63,116,592

Non Captive Finance — 0.7%
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%	07/01/16	9,561	8,521,241

Packaging — 3.0%
Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	5,205	4,658,475
Berry Plastics Holding Corp., Sec’d. Notes(h)	Caa1	5.871%	09/15/14	2,025	688,500
Berry Plastics Holding Corp., Sr. Sec’d. Notes(b)	Caa1	8.875%	09/15/14	7,550	3,284,250
Crown Americas LLC, Gtd. Notes(b)	B1	7.625%	11/15/13	8,375	8,291,250

SEE NOTES TO FINANCIAL STATEMENTS.

A79

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Packaging (continued)
Exopack Holding Corp., Gtd. Notes	B3	11.25%	02/01/14	$6,565	$3,840,525
Graham Packaging Co., Inc., Gtd. Notes	Caa1	8.50%	10/15/12	1,605	1,143,563
Graham Packaging Co., Inc., Gtd. Notes(b)	Caa1	9.875%	10/15/14	2,650	1,629,750
Greif Brothers Corp., Gtd. Notes	Ba2	6.75%	02/01/17	7,075	6,261,375
Owens Brockway Glass Container, Inc., Gtd. Notes	Ba3	8.25%	05/15/13	4,425	4,358,625
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75%	11/15/13	3,250	2,795,000

					36,951,313

Paper — 2.4%
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.25%	02/15/13	5,025	2,562,750
Catalyst Paper Corp., Gtd. Notes, Ser. D (Canada)	B2	8.625%	06/15/11	417	183,480
Cellu Tissue Holdings, Inc., Sec’d. Notes(f)	B2	9.75%	03/15/10	2,500	2,000,000
Domtar Corp., Gtd. Notes (Canada)	Ba3	5.375%	12/01/13	1,200	744,000
Domtar Corp., Gtd. Notes (Canada)	Ba3	7.875%	10/15/11	6,125	5,206,250
Georgia Pacific, Bank Loan(f)	Ba2	3.903%	12/20/10	3,722	3,287,533
Georgia-Pacific, Corp., Gtd. Notes, 144A (original cost $5,475,180; purchased 12/13/06-7/18/08)(k)	Ba3	7.125%	01/15/17	5,526	4,641,840
Glatfelter, Gtd. Notes	Ba2	7.125%	05/01/16	320	278,400
Graphic Packaging International Corp., Gtd. Notes(b)	B3	8.50%	08/15/11	7,188	6,001,980
Jefferson Smurfit Corp., Sr. Unsec’d. Notes	Caa1	8.25%	10/01/12	3,270	555,900
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B2	7.75%	11/15/13	375	187,500
Norampac, Inc., Gtd. Notes (Canada)	Ba3	6.75%	06/01/13	1,130	508,500
Smurfit-Stone Container Enterprises, Inc., Sr. Unsec’d. Notes	Caa1	8.375%	07/01/12	3,800	627,000
Verso Paper Holdings LLC, Gtd. Notes, Ser. B(b)	B3	11.375%	08/01/16	7,475	2,242,500

					29,027,633

Pipelines & Others — 1.9%
AmeriGas Partners LP, Sr. Unsec’d. Notes	Ba3	7.125%	05/20/16	3,600	2,880,000
Inergy LP/Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	1,125	877,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Gtd. Notes	B2	8.75%	04/15/18	3,850	2,387,000
Pacific Energy Partners LP, Gtd. Notes	Baa3	7.125%	06/15/14	1,475	1,288,318
Sonat, Inc., Sr. Unsec’d. Notes	Ba3	7.625%	07/15/11	1,840	1,677,598
Targa Resources, Inc., Gtd. Notes	B3	8.50%	11/01/13	6,175	3,334,500
Targa Resources Partners LP, Sr. Notes, 144A	B2	8.25%	07/01/16	3,400	2,108,000
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.125%	09/01/11	1,175	1,081,000
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125%	03/15/12	7,916	7,292,615
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	Ba2	7.50%	06/15/11	1,125	967,500

					23,894,031

Railroads — 0.1%
Kansas City Southern Railway, Gtd. Notes	B2	7.50%	06/15/09	1,540	1,543,850

Retailers — 0.8%
GSC Holdings Corp., Gtd. Notes	Ba1	8.00%	10/01/12	1,020	948,600
Neiman-Marcus Group, Inc., Gtd. Notes, PIK	B3	9.00%	10/15/15	5,500	2,420,000
Susser Holdings LLC, Gtd. Notes	B3	10.625%	12/15/13	7,730	6,763,750

					10,132,350

Technology — 6.6%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.70%	06/01/10	18,850	17,530,501
Ampex Corp. (original cost $772,815; purchased 10/8/08)(f)(k)	NR	12.00%	09/30/09	416	163,675
Avago Technologies, Gtd. Notes (Singapore)	B1	10.125%	12/01/13	14,728	11,211,691
Avago Technologies, Gtd. Notes (Singapore)	B3	11.875%	12/01/15	3,000	2,085,000
First Data Corp., Bank Loan(f)	Ba3	3.211%	09/24/14	4,938	3,158,237
First Data Corp., Bank Loan(f)	Ba3	3.211%	09/24/14	4,938	3,158,237
First Data Corp., Gtd. Notes(b)	B3	9.875%	09/24/15	1,850	1,119,250
Flextronics International Ltd., Bank Loan (Singapore)(f)	Ba1	6.155%	10/01/14	4,602	2,884,207
Flextronics International Ltd., Bank Loan (Singapore)(f)	Ba1	7.069%	10/01/14	1,323	828,795

SEE NOTES TO FINANCIAL STATEMENTS.

A80

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Rating† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Technology (continued)
Flextronics International Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.25%	11/15/14	$1,000	$745,000
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%	12/15/14	16,800	3,864,000
Iron Mountain, Inc., Gtd. Notes	B2	8.00%	06/15/20	3,950	3,169,875
Iron Mountain, Inc., Gtd. Notes	B2	8.625%	04/01/13	6,600	6,204,000
Nortel Networks Ltd., Gtd. Notes, (Canada)	Caa2	10.125%	07/15/13	3,050	808,250
Open Solutions, Inc., Gtd. Notes, 144A	Caa2	9.75%	02/01/15	1,700	255,000
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.375%	10/01/11	4,600	3,174,000
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa1	8.00%	05/01/14	8,523	3,835,350
Sensata Technologies, Bank Loan(f)	B1	5.258%	04/27/13	4,071	2,035,318
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	8,840	4,486,300
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba1	6.75%	11/15/11	4,110	3,051,675
Sungard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	10.625%	05/15/15	8,050	6,882,750
Unisys Corp., Sr. Unsec’d. Notes	B2	8.00%	10/15/12	330	92,400
Xerox Corp., Gtd. Notes	Baa2	6.875%	08/15/11	1,350	1,166,949

					81,910,460

Telecommunications — 4.8%
Alltel Communications, Inc., Bank Loan(f)	Ba3	3.939%	05/15/15	4,987	4,882,285
American Tower Corp., Sr. Unsec’d. Notes	Ba1	7.125%	10/15/12	855	842,175
Centennial Cellular Operating Co., Gtd Notes	B2	10.125%	06/15/13	8,225	8,307,250
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	9.00%	08/15/31	3,135	1,975,050
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	9.25%	05/15/11	1,475	1,401,250
Citizens Communications Co., Sr. Unsec’d. Notes(b)	Ba2	6.25%	01/15/13	1,590	1,351,500
Fairpoint Communications, Inc., Sr. Unsec’d. Notes, 144A	B3	13.125%	04/01/18	7,000	3,360,000
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(c)(f)	Ca	8.765%	05/01/13	4,550	238,875
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(c)(f)	C	12.50%	05/01/15	1,950	9,750
Level 3 Financing, Inc., Gtd. Notes	Caa1	12.25%	03/15/13	8,950	5,414,750
Qwest Communications International, Inc., Gtd. Notes, Ser. B	Ba3	7.50%	02/15/14	3,150	2,252,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.625%	06/15/15	5,115	4,194,300
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	650	601,250
Qwest Corp., Sr. Unsec’d. Notes(b)	Ba1	7.50%	10/01/14	6,325	5,249,750
Sprint Capital Corp., Gtd. Notes	Ba2	7.625%	01/30/11	2,500	2,087,500
Sprint Capital Corp., Gtd. Notes	Ba2	8.375%	03/15/12	2,000	1,600,000
Sprint Capital Corp., Gtd. Notes	Ba2	8.75%	03/15/32	2,750	1,856,250
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14	6,225	5,104,500
Windstream Corp., Gtd. Notes	Ba3	8.125%	08/01/13	3,500	3,220,000
Windstream Corp., Gtd. Notes	Ba3	8.625%	08/01/16	5,950	5,265,750

					59,214,435

TOTAL CORPORATE BONDS (cost $1,538,953,588)					1,110,768,767

				Shares
COMMON STOCKS — 0.1%
Cable
Adelphia Recovery Trust(a)(f)				500,000	500

Electric
Mirant Corp.(a)				2,240	42,269

Media
Virgin Media, Inc.				8,521	42,520

Technology — 0.1%
Xerox Corp.				137,561	1,096,360

Telecommunications
Netia SA (Poland)(a)				238,168	192,914

TOTAL COMMON STOCKS (cost $2,249,158)					1,374,563

SEE NOTES TO FINANCIAL STATEMENTS.

A81

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

PREFERRED STOCKS		Shares	Value (Note 2)

Building Materials & Construction
New Millenium Homes LLC (original cost $0; purchased 7/28/05)(a)(f)(k)		3,000	$471,000

Cable
Adelphia Communications Corp., PIK, 13.00%(a)(f)		5,000	5
PTV, Inc., Ser. A, 10.00%		13	12

			17

TOTAL PREFERRED STOCKS (cost $4,765)			471,017

WARRANTS(a)(f)	Expiration Date	Units
Cable
TVN Entertainment (original cost $1,215,008; purchased 3/30/01-3/15/04)(k)	8/21/11	9,347	5,421

Consumer
ICON Fitness Corp.	9/27/09	18,093	181

Media
Sirius XM Radio, Inc., 144A	3/15/10	5,005	5

Technology
Viasystems Group, Inc.	1/31/10	45,109	5

Telecommunications
GT Group Telecommunications, Inc. (Canada), 144A	2/1/10	3,050	3

TOTAL WARRANTS (cost $4,213,593)			5,615

TOTAL LONG-TERM INVESTMENTS (cost $1,545,421,104)			1,112,619,962

		Shares
SHORT-TERM INVESTMENTS — 18.0%
AFFILIATED MUTUAL FUNDS
Dryden Core Investment Fund — Short-Term Bond Series (Note 4)(e)		2,246,922	16,537,347
Dryden Core Investment Fund — Taxable Money Market Series (cost $205,669,464 includes $128,094,292 of cash collateral received for securities on loan) (Note 4)(d)(e)		205,669,464	205,669,464

TOTAL SHORT-TERM INVESTMENTS (cost $227,969,329)			222,206,811

TOTAL INVESTMENTS(l) — 107.7% (cost $1,773,390,433)			1,334,826,773
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (7.7)%			(94,963,170)

NET ASSETS — 100.0%			$1,239,863,603

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $125,217,703; cash collateral of $128,094,292 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Short-Term Bond Series and the Dryden Core Investment Fund—Taxable Money Market Series.

(f)	Indicates a security that has been deemed illiquid.

(g)	Standard & Poor’s rating.

(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(i)	Amount is actual; not rounded to thousands.

(j)	Represents zero coupon or step bond. Rate shown reflects the effective yield at reporting date.

(k)	Indicates a restricted security; the aggregate cost of such securities is $32,820,259. The aggregate value of $16,495,913 is approximately 1.3% of net assets.
(l)	As of December 31, 2008, 8 securities representing $642,612 and 0.05% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(m)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on credit default swap agreements as follows:

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Buy protection(1):
JPMorgan Chase Bank	6/20/2013	$5,000	6.65%	Tenet Healthcare Corp., 7.375%, 2/01/13	$750,009
Deutsche Bank AG	12/20/2013	3,000	2.00%	Allied Waste North America, Inc., 7.375%, 4/15/14	(63,478)
Deutsche Bank AG	12/20/2013	5,000	3.12%	Alltel Corp., 7.875%, 07/01/32	(488,580)
JPMorgan Chase Bank	12/20/2013	4,000	3.90%	JC Penney Co., Inc., 6.375%, 10/15/36	167,090
Merrill Lynch Capital Services	12/20/2013	5,000	2.50%	Alltel Corp., 7.875%, 7/01/32	(342,290)
Merrill Lynch Capital Services	12/20/2013	5,000	3.40%	Windstream Corp., 8.125%, 8/01/13	(109,108)
Merrill Lynch Capital Services	12/20/2013	5,000	4.35%	Ryland Group, Inc., 5.375%, 1/15/15	350,282
Merrill Lynch Capital Services	12/20/2013	5,000	4.60%	KB Home, 6.25%, 6/15/15	381,385

					$645,310

Counterparty	Termination Date	Implied Credit Spread at December 31, 2008(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Received	Unrealized Appreciation/ (Depreciation)
Credit default swaps on corporate issues-Sell Protection(2):
Barclays Bank PLC	3/20/2009	16.949%	$5,000	0.00%	MGM Mirage, Inc., 5.875%, 2/27/14	$(180,157)	$(166,608)	$(13,549)
Barclays Bank PLC	3/20/2009	12.966%	5,000	0.00%	Texas Competitive Electric Holdings Co., 10.50%, 11/1/2015	(138,832)	(118,680)	(20,152)
JPMorgan Chase Bank	6/20/2009	31.384%	3,250	5.00%	Harrah’s Operating Co., Inc., 5.625%, 6/01/15	(368,379)	(82,084)	(286,295)
Merrill Lynch Capital Services	9/20/2009	180.386%	2,000	4.65%	General Motors Corp., 7.125%, 7/15/13	(1,350,470)	—	(1,350,470)
Morgan Stanley Capital Services, Inc.	9/20/2010	39.041%	2,500	4.20%	Lear Corp., 8.11%, 5/15/09	(1,040,099)	—	(1,040,099)
Barclays Bank PLC	6/20/2013	87.734%	1,615	5.00%	Station Casino’s, Inc., 6.00%, 4/01/12	(1,262,280)	(251,229)	(1,011,051)
Goldman Sachs International	3/20/2016	5.983%	3,150	4.10%	NRG Energy, Inc., 7.25%, 2/01/14	(288,190)	—	(288,190)

						$(4,628,407)	$(618,601)	(4,009,806)

								$(3,364,496)

The Portfolio entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$223,580,895	$—
Level 2—Other Significant Observable Inputs	1,110,603,266	(3,364,496)
Level 3—Significant Unobservable Inputs	642,612	—

Total	$1,334,826,773	$(3,364,496)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$1,109,740	$150,060
Change in unrealized appreciation (depreciation)	(467,128)	(158,637)
Transfers in and/or out of Level 3	—	8,577

Balance as of 12/31/08	$642,612	—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

Affiliated Mutual Funds (including 10.3% of collateral received for securities on loan)	18.0%
Healthcare & Pharmaceutical	13.8
Capital Goods	10.2
Electric	9.6
Technology	6.7
Energy – Other	5.4
Metals	5.1
Telecommunications	4.8
Cable	4.3
Gaming	4.1
Aerospace/Defense	3.3
Packaging	3.0
Media & Entertainment	2.7
Chemicals	2.5
Paper	2.4

Consumer	2.1%
Automotive	1.9
Foods	1.9
Pipelines & Other	1.9
Lodging	1.1
Retailers	0.8
Non Captive Finance	0.7
Building Materials & Construction	0.6
Banking	0.4
Airlines	0.2
Energy – Integrated	0.1
Railroads	0.1

107.7
Liabilities in excess of other assets	(7.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A84

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $125,217,703:
Unaffiliated investments (cost $1,545,421,104)	$1,112,619,962
Affiliated investments (cost $227,969,329)	222,206,811
Cash	5,172,519
Foreign currency, at value (cost $1,364,268)	1,113,909
Dividends and interest receivable	31,842,815
Receivable for investments sold	25,645,546
Unrealized appreciation on swaps	1,648,766
Receivable for Series shares sold	176,666
Prepaid expenses	20,018
Premium for swaps purchased	6,372

Total Assets	1,400,453,384

LIABILITIES
Collateral for securities on loan	128,094,292
Payable for investments purchased	25,999,141
Unrealized depreciation on swaps	5,013,262
Premium for swaps written	618,601
Management fee payable	552,942
Payable for Series shares repurchased	182,441
Accrued expenses and other liabilities	124,143
Deferred trustees’ fees	4,250
Affiliated transfer agent fee payable	709

Total Liabilities	160,589,781

NET ASSETS	$1,239,863,603

Net assets were comprised of:
Paid-in capital	$2,032,348,073
Retained earnings	(792,484,470)

Net assets, December 31, 2008	$1,239,863,603

Net asset value and redemption price per share, $1,239,863,603/ 343,606,619 outstanding shares of beneficial interest	$3.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$139,925,252
Unaffiliated dividend income	24,769
Affiliated dividend income	2,360,403
Affiliated income from securities loaned, net	1,222,904

Total income	143,533,328

EXPENSES
Management fee	8,430,421
Custodian’s fees and expenses	226,000
Shareholders’ reports	151,000
Insurance expenses	29,000
Trustees’ fees	28,000
Audit fee	23,000
Interest expense (Note 8)	14,904
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fee and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Miscellaneous	18,800

Total expenses	8,946,125

NET INVESTMENT INCOME	134,587,203

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(1,337,868))	(109,180,129)
Swap transactions	3,400,401
Foreign currency transactions	45,596

(105,734,132)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(3,962,807))	(385,233,829)
Swaps	(3,514,556)
Foreign currencies	(433,225)

(389,181,610)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(494,915,742)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(360,328,539)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$134,587,203	$128,014,209
Net realized gain (loss) on investment, swap and foreign currency transactions	(105,734,132)	8,684,076
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(389,181,610)	(93,222,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(360,328,539)	43,475,360

DISTRIBUTIONS:	(133,562,726)	(121,240,261)

SERIES SHARES TRANSACTIONS:
Series shares sold (1,247,295 and 8,066,804 shares, respectively)	5,374,155	42,674,086
Series shares issued in reinvestment of dividends (30,575,224 and 23,224,719 shares, respectively)	133,562,726	121,240,261
Series shares repurchased (17,244,757 and 25,105,500 shares, respectively)	(79,147,876)	(133,249,807)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARES TRANSACTIONS	59,789,005	30,664,540

TOTAL DECREASE IN NET ASSETS	(434,102,260)	(47,100,361)
NET ASSETS:
Beginning of year	1,673,965,863	1,721,066,224

End of year	$1,239,863,603	$1,673,965,863

SEE NOTES TO FINANCIAL STATEMENTS.

A85

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.1%
Lockheed Martin Corp.	217,500	$18,287,400
Raytheon Co.	352,900	18,012,016

		36,299,416

Beverages — 4.1%
Coca-Cola Co.(The)(b)	543,300	24,595,191
PepsiCo, Inc.	425,900	23,326,543

		47,921,734

Biotechnology — 14.0%
Celgene Corp.(a)	500,100	27,645,528
Genentech, Inc.(a)	595,800	49,397,778
Genzyme Corp.(a)	119,100	7,904,667
Gilead Sciences, Inc.(a)	1,516,200	77,538,467

		162,486,440

Capital Markets — 3.0%
Charles Schwab Corp.(The)	1,636,500	26,462,205
Goldman Sachs Group, Inc.(The)	83,100	7,012,809
Lazard Ltd. (Class A Stock)	52,100	1,549,454

		35,024,468

Chemicals — 2.4%
Monsanto Co.	401,400	28,238,490

Communications Equipment — 8.6%
Cisco Systems, Inc.(a)	1,710,600	27,882,780
QUALCOMM, Inc.	1,234,200	44,221,386
Research In Motion Ltd.(a)(b)	666,700	27,054,686

		99,158,852

Computers & Peripherals — 6.5%
Apple, Inc.(a)	304,137	25,958,093
Hewlett-Packard Co.	973,500	35,328,315
International Business Machines Corp.	164,000	13,802,240

		75,088,648

Energy Equipment & Services — 2.2%
Schlumberger Ltd.	596,700	25,258,311

Food & Staples Retailing — 7.9%
Costco Wholesale Corp.(b)	370,900	19,472,250
CVS/Caremark Corp.	981,900	28,219,806
Wal-Mart Stores, Inc.	790,000	44,287,400

		91,979,456

Food Products — 0.5%
Cadbury PLC (United Kingdom)	659,500	5,741,338

Health Care Equipment & Supplies — 6.0%
Alcon, Inc.	353,900	31,564,341
Baxter International, Inc.	716,300	38,386,517

		69,950,858

Health Care Providers & Services — 2.7%
Medco Health Solutions, Inc.(a)	588,400	24,659,844
UnitedHealth Group, Inc.	244,600	6,506,360

		31,166,204

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products — 3.3%
Colgate-Palmolive Co.	556,800	$38,163,072

Internet & Catalog Retail — 2.4%
Amazon.com, Inc.(a)(b)	538,100	27,593,768

Internet Software & Services — 4.5%
Google, Inc.(Class A Stock)(a)	169,100	52,023,615

IT Services — 4.3%
Infosys Technologies Ltd., ADR (India)(b)	513,600	12,619,152
Visa, Inc. (Class A Stock)	699,800	36,704,510

		49,323,662

Life Sciences, Tools & Services — 1.9%
Thermo Fisher Scientfic, Inc.(a)	663,700	22,612,259

Media — 1.6%
Walt Disney Co. (The)	828,900	18,807,741

Multiline Retail — 0.3%
Target Corp.	97,600	3,370,128

Oil, Gas & Consumable Fuels — 3.7%
Occidental Petroleum Corp.	323,100	19,382,769
Southwestern Energy Co.(a)	495,600	14,357,532
XTO Energy, Inc.	249,000	8,782,230

		42,522,531

Pharmaceuticals — 9.7%
Abbott Laboratories	654,200	34,914,654
Mylan, Inc.(a)(b)	706,500	6,987,285
Roche Holding Group, ADR (Switzerland)(b)	123,100	9,423,305
Shire PLC, ADR (United Kingdom)	273,470	12,245,987
Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	820,900	34,945,713
Wyeth	369,000	13,841,190

		112,358,134

Road & Rail — 0.3%
Union Pacific Corp.(b)	70,300	3,360,340

Semiconductors & Semiconductor Equipment — 0.4%
NVIDIA Corp.(a)	547,600	4,419,132

Software — 4.1%
Adobe Systems, Inc.(a)	903,100	19,226,999
Microsoft Corp.	848,200	16,489,008
Oracle Corp.(a)	667,800	11,840,094

		47,556,101

Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc.(Class B Stock)(b)	394,400	20,114,400

TOTAL LONG-TERM INVESTMENTS (cost $1,120,119,588)		1,150,539,098

SEE NOTES TO FINANCIAL STATEMENTS.

A86

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

SHORT-TERM INVESTMENT — 8.5%
	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $98,410,347; includes $84,689,288 of cash collateral received for securities on loan)(c)(d)	98,410,347	$98,410,347

TOTAL INVESTMENTS — 107.7% (cost $1,218,529,935)		1,248,949,445
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.7)%		(88,778,063)

NET ASSETS 100.0%		$1,160,171,382

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $83,984,880; cash collateral of $84,689,288 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$1,248,949,445	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$1,248,949,445	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Biotechnology	14.0%
Pharmaceuticals	9.7
Communications Equipment	8.6
Affiliated Money Market Mutual Fund (including 7.3% of collateral received for securities on loan)	8.5
Food & Staples Retailing	7.9
Computers & Peripherals	6.5
Health Care Equipment & Supplies	6.0
Internet Software & Services	4.5
IT Services	4.3
Beverages	4.1
Software	4.1
Oil, Gas & Consumable Fuels	3.7
Household Products	3.3
Aerospace & Defense	3.1
Capital Markets	3.0
Health Care Providers & Services	2.7
Chemicals	2.4
Internet & Catalog Retail	2.4
Energy Equipment & Services	2.2
Life Sciences, Tools & Services	1.9
Textiles, Apparel & Luxury Goods	1.7
Media	1.6
Food Products	0.5
Semiconductors & Semiconductor Equipment	0.4
Multiline Retail	0.3
Road & Rail	0.3

107.7
Liabilities in excess of other assets	(7.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $83,984,880:
Unaffiliated investments (cost $1,120,119,588)	$1,150,539,098
Affiliated investments (cost $98,410,347)	98,410,347
Cash	32,624
Dividends receivable	1,701,319
Foreign tax reclaim receivable	450,648
Receivable for Series shares sold	249,695
Prepaid expenses	22,226
Receivable for investments sold	3,000

Total Assets	1,251,408,957

LIABILITIES
Collateral for securities on loan	84,689,288
Payable for investments purchased	5,295,845
Management fee payable	574,457
Payable for Series shares repurchased	507,141
Accrued expenses and other liabilities	165,177
Distribution fee payable	2,522
Affiliated transfer agent fee payable	1,632
Administration fee payable	1,513

Total Liabilities	91,237,575

NET ASSETS	$1,160,171,382

Net assets were comprised of:
Paid-in capital	2,122,181,439
Retained earnings	(962,010,057)

Net assets, December 31, 2008	$1,160,171,382

Class I:
Net asset value and redemption price per share, $1,147,982,288 / 78,171,850 outstanding shares of beneficial interest	$14.69

Class II:
Net asset value and redemption price per share, $12,189,094 / 842,874 outstanding shares of beneficial interest	$14.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $413,184)	$17,033,551
Affiliated income from securities loaned, net	1,482,532
Affiliated dividend income	769,369

19,285,452

EXPENSES
Management fee	10,069,788
Distribution fee—Class II	42,903
Administration fee—Class II	25,742
Shareholders’ reports	215,000
Custodian’s fees and expenses	185,000
Trustees’ fees	30,000
Audit fee	17,000
Insurance expenses	17,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $9,000) (Note 4)	9,000
Commitment fee on syndicated credit agreement	7,000
Interest expense (Note 8)	5,108
Miscellaneous	16,980

Total expenses	10,655,521

NET INVESTMENT INCOME	8,629,931

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(196,810,023)
Foreign currency transactions	(47,426)

(196,857,449)

Net change in unrealized appreciation (depreciation) on:
Investments	(549,975,863)
Foreign currencies	(1,842)

(549,977,705)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(746,835,154)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(738,205,223)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$8,629,931	$8,658,027
Net realized gain (loss) on investment and foreign currency transactions	(196,857,449)	134,749,640
Net change in unrealized appreciation (depreciation) on investments	(549,977,705)	94,375,405

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(738,205,223)	237,783,072

DISTRIBUTIONS:
Class I	(8,646,693)	(6,070,485)
Class II	(11,569)	—

TOTAL DISTRIBUTIONS	(8,658,262)	(6,070,485)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [3,216,559 and 4,033,362 shares, respectively]	60,259,927	91,274,690
Series shares issued in reinvestment of distributions [390,535 and 259,312 shares, respectively]	8,658,027	6,070,485
Series shares repurchased [14,819,273 and 13,603,127 shares, respectively]	(284,240,992)	(303,588,872)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(215,323,038)	(206,243,697)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(962,186,523)	25,468,890
NET ASSETS:
Beginning of year	2,122,357,905	2,096,889,015

End of year	$1,160,171,382	$2,122,357,905

SEE NOTES TO FINANCIAL STATEMENTS.

A88

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Certificates of Deposit — 21.9%
Australia & New Zealand Banking	2.050%	02/19/09	$15,000	$14,999,986
BNP Paribas	2.070%	01/14/09	25,413	25,413,000
BNP Paribas	2.080%	01/26/09	44,009	44,009,000
Credit Suisse (NY Branch)	2.150%	01/21/09	39,310	39,310,000
Royal Bank of Scotland/New York	2.110%	02/02/09	50,000	50,000,000
Royal Bank of Scotland/New York	1.200%	02/17/09	20,000	20,000,000
Toronto Dominion Bank (The)	2.420%	06/15/09	17,692	17,692,801
Toronto Dominion Bank (The)	1.970%	09/24/09	50,000	50,000,000
US Bank NA	1.000%	03/30/09	65,000	65,000,000

				326,424,787

Commercial Paper — 57.3%
Australia & New Zealand Banking, 144A(a)(c)	2.601%	10/02/09	40,000	40,000,000
Bank of America Corp.(d)	2.000%	01/05/09	10,000	9,997,778
Bank of Ireland 144A(a)(c)	2.701%	09/04/09	41,000	41,000,000
BASF AG, 144A(c)(d)	1.860%	01/14/09	15,000	14,989,925
Calyon North America, Inc.(d)	0.490%	01/22/09	60,000	59,982,850
CBA (Delaware) Finance(d)	2.000%	03/03/09	10,000	9,966,111
Citigroup Funding, Inc.(d)	1.000%	02/10/09	29,161	29,128,599
Conocophillips CPP Fdg., 144A(c)(d)	1.250%	01/27/09	20,500	20,481,493
Credit Suisse (NY Branch)(d)	1.950%	01/16/09	10,000	9,991,875
E.ON AG, 144A(c)(d)	2.300%	01/09/09	22,000	21,988,756
GDF Suez, 144A(c)(d)	2.290%	01/28/09	18,000	17,969,085
HSBC USA, Inc.(d)	2.000%	02/05/09	60,000	59,883,333
Lloyds TSB Bank PLC(d)	1.080%	02/17/09	65,000	64,908,350
Long Lane Master Trust IV, 144A(c)(d)	0.050%	01/02/09	33,000	32,999,954
Merrill Lynch & Co., Inc.(d)	2.250%	01/15/09	70,000	69,938,749
National Australia Funding Delaware, 144A(c)(d)	1.900%	02/02/09	50,000	49,915,556
New York Life Capital Corp., 144A(c)(d)	1.650%	01/09/09	20,000	19,992,667
Nordea Bank AB(d)	2.000%	01/16/09	15,000	14,987,500
Old Line Funding LLC, 144A(c)(d)	1.400%	01/14/09	37,155	37,136,216
Old Line Funding LLC, 144A(c)(d)	0.500%	01/15/09	19,565	19,561,196
Reckitt Benckiser TSY, 144A(c)(d)	2.050%	01/27/09	10,000	9,985,194
San Paolo IMI US Financial Co.(d)	2.050%	02/02/09	27,000	26,950,800
San Paolo IMI US Financial Co.(d)	1.320%	03/02/09	12,000	11,973,600
Santander Central Hispano Finance(d)	2.000%	01/20/09	50,000	49,947,222
Societe Generale North America, Inc.(d)	0.680%	03/02/09	40,000	39,954,667
UBS Finance (Delaware) LLC(d)	0.300%	01/22/09	20,000	19,996,500
UBS Finance (Delaware) LLC(d)	1.170%	02/18/09	20,000	19,968,800
Westpac Securities NZ LT, 144A(a)(c)	3.069%	01/28/09	30,000	30,000,000

				853,596,776

Other Corporate Obligations — 8.0%
Bank of America Corp., Sr. Unsec’d. Notes(a)	2.906%	08/06/09	30,000	30,000,000
General Electric Capital Corp., Sr. Unsec’d. Notes, M.T.N.(a)	4.247%	01/05/09	10,000	10,001,923
MetLife Insurance Co. of Connecticut(a)(b)(e) (original cost $6,000,000; purchased 7/07/08)	4.739%	07/07/09	6,000	6,000,000
Metropolitan Life Insurance Co. (a)(b)(e) (original cost $8,000,000; purchased 2/01/08)	3.442%	02/02/09	8,000	8,000,000
Nordea Bank AB, M.T.N., 144A(a)(c)	3.891%	09/24/09	40,000	40,000,000
Wells Fargo & Co., Sr. Unsec’d. Notes, M.T.N.(a)	1.668%	09/23/09	25,000	25,011,414

				119,013,337

Time Deposit — 0.5%
Royal Bank of Canada	0.030%	01/02/09	7,670	7,670,000

U.S. Government Agency — 12.3%
Federal Home Loan Bank(a)	0.861%	02/17/09	10,000	10,000,000
Federal Home Loan Bank(a)	0.240%	02/19/09	25,000	25,000,000
Federal Home Loan Bank(a)	0.270%	02/23/09	25,000	25,000,000
Federal Home Loan Bank(a)	0.315%	02/27/09	33,000	33,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A89

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Agency (continued)
Federal Home Loan Bank(a)	0.350%	03/27/09	$25,000	$25,000,000
Goldman Sachs Promissory Notes Gtd.(b)(f)	2.250%	03/09/09	65,000	65,000,000

				183,000,000

TOTAL INVESTMENTS — 100.0% (amortized cost $1,489,704,900)(g)				1,489,704,900
OTHER ASSETS IN EXCESS OF LIABILITIES				52,853

NET ASSETS — 100.0%				$1,489,757,753

The following abbreviation is used in portfolio descriptions:

M.T.N.	Medium Term Notes

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2008.

(b)	Indicates an illiquid security.

(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Indicates a restricted security; the aggregate original cost of such securities is $14,000,000. The aggregate value of $14,000,000 is approximately 0.9% of net assets.

(f)	FDIC—Guaranteed issued under temporary liquidity guarantee program.

(g)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$—	—
Level 2—Other Significant Observable Inputs	1,489,704,900	—
Level 3—Significant Unobservable Inputs	—	—

Total	$1,489,704,900	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable input (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 was as follows:

Foreign Banks	33.6%
Commercial Banks	22.7
Assets Backed Securities	15.9
Security Broker & Dealers	9.1
Finance Services	6.6
Non Captive Finance	4.7
Energy	4.1
Insurance	2.3
Chemicals	1.0

100.0
Other assets in excess of liabilities	—

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A90

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value (amortized cost $1,489,704,900)	$1,489,704,900
Interest receivable	1,586,810
Receivable for Series shares sold	603,668
Prepaid expenses	16,456

Total Assets	1,491,911,834

LIABILITIES
Payable for Series shares repurchased	1,479,213
Management fee payable	507,226
Accrued expenses and other liabilities	145,817
Payable to custodian	20,864
Affiliated transfer agent fee payable	961

Total Liabilities	2,154,081

NET ASSETS	$1,489,757,753

Net assets were comprised of:
Paid-in capital	$1,489,757,753

Net assets, December 31, 2008	$1,489,757,753

Net asset value and redemption price per share, $1,489,757,753 / 148,975,774 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$41,813,349

EXPENSES
Management fee	5,547,767
Shareholders’ reports	165,000
Custodian’s fees and expenses	137,000
Trustees’ fees	23,000
Audit fee	16,000
Insurance expenses	14,000
Legal fees and expenses	11,000
Transfer agent’s fee and expenses (including affiliated expense of $4,700) (Note 4)	6,000
Miscellaneous	9,216

Total expenses	5,928,983

NET INVESTMENT INCOME	35,884,366

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	74,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,958,677

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,884,366	$62,090,264
Net realized gain on investment transactions	74,311	25,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,958,677	62,115,279

DISTRIBUTIONS:	(35,958,677)	(62,115,279)

SERIES SHARE TRANSACTIONS:
Series shares sold [41,282,769 and 70,927,906 shares, respectively]	412,827,618	709,279,065
Series shares issued in reinvestment of distributions [3,595,860 and 6,211,703 shares, respectively]	35,958,677	62,117,029
Series shares repurchased [24,895,819 and 54,199,025 shares, respectively]	(248,958,192)	(541,990,247)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	199,828,103	229,405,847

TOTAL INCREASE IN NET ASSETS	199,828,103	229,405,847
NET ASSETS:
Beginning of year	1,289,929,650	1,060,523,803

End of year	$1,489,757,753	$1,289,929,650

SEE NOTES TO FINANCIAL STATEMENTS.

A91

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.0%	Shares	Value (Note 2)

All Other Basic Metals — 1.1%
Cameco Corp. (Canada)	466,800	$7,959,611
Platmin Ltd., 144A (South Africa)(a)(f)	276,900	116,637

		8,076,248

Aluminum — 0.8%
Century Aluminum Co.(a)(b)	581,200	5,812,000

Coal — 0.5%
Patriot Coal Corp.(a)(b)	568,300	3,551,875

Copper — 2.5%
First Quantum Minerals Ltd. (Canada)	259,500	3,701,738
Freeport-McMoRan Copper & Gold, Inc. (Class B)(b)	396,019	9,678,704
Southern Copper Corp.(b)	290,700	4,668,642

		18,049,084

Diversified Exploration & Production — 19.7%
Cabot Oil And Gas Corp. (Class A)(b)	361,700	9,404,200
Cairn Energy PLC (United Kingdom)(a)	398,000	11,530,344
Concho Resources, Inc.(a)	474,700	10,832,654
Denbury Resources, Inc.(a)	884,900	9,663,108
Devon Energy Corp.	246,100	16,171,231
EOG Resources, Inc.	201,900	13,442,502
Newfield Exploration Co.(a)	337,600	6,667,600
OGX Petroleo e Gas Participacoes SA (Brazil)(a)	55,913	12,611,834
Noble Energy, Inc.	245,000	12,058,900
Oil Search Ltd. (Papua New Guinea)	1,882,841	6,165,386
Pacific Rubiales Energy Corp. (Canada)(a)	1,691,300	3,000,362
Pioneer Natural Resources Co.(b)	289,000	4,676,020
St. Mary Land & Exploration Co.	166,500	3,381,615
Talisman Energy, Inc.	1,143,900	11,427,561
Woodside Petroleum Ltd. (Australia)	420,462	10,880,423

		141,913,740

Diversified Metals & Mining — 3.0%
African Rainbow Minerals Ltd. (South Africa)	545,850	6,553,742
First Uranium Corp. (South Africa)(a)	390,800	579,315
First Uranium Corp., 144A (South Africa)(a)(f)	400,000	592,953
FNX Mining Co., Inc. (Canada)(a)	351,100	864,596
FNX Mining Co., Inc., 144A (Canada)(a)	56,300	138,641
Northern Dynasty Minerals Ltd.(a)(b)	859,700	3,163,696
Rio Tinto PLC ADR (United Kingdom)(b)	43,400	3,858,694
Sterlite Industries India Ltd., ADR (India)	1,009,700	5,573,544

		21,325,181

Diversified Resources — 0.3%
Edp Renovaveis SA., 144A (Spain)(a)	285,700	1,986,874

COMMON STOCKS (continued)	Shares	Value (Note 2)

Drillers — 2.7%
Helmerich & Payne, Inc.	254,500	$5,789,875
Noble Corp.	291,600	6,441,444
Transocean Inc.(a)	120,503	5,693,767
Vantage Drilling Co.(a)	1,457,800	1,603,580

		19,528,666

Energy Services — 11.1%
Cameron International Corp.(a)(b)	603,200	12,365,600
Complete Production Services, Inc.(a)	527,000	4,295,050
DRIL-QUIP, Inc.(a)	244,900	5,022,899
Exterran Holdings, Inc.(a)(b)	181,000	3,855,300
Halliburton Co.	568,100	10,328,058
Integra Group Holdings, GDR(a)	1,236,950	1,397,754
National-Oilwell Varco, Inc.(a)	475,700	11,626,108
Schlumberger Ltd.	317,100	13,422,843
Superior Energy Services, Inc.(a)	408,300	6,504,219
Tenaris SA, ADR (Luxembourg)(b)	525,800	11,031,284

		79,849,115

Food — 0.6%
Agrenco Ltd., 144A (Brazil)(a)	1,166,700	110,066
Cosan Ltd., (Class A)(a)	1,274,400	4,409,424

		4,519,490

Gold — 21.9%
AGNICO-EAGLE Mines Ltd.(b)	305,900	15,701,847
AXMIN, Inc. (Canada)(a)	4,338,700	263,590
Barrick Gold Corp.(b)	356,994	13,126,669
Centerra Gold, Inc. (Canada)(a)	597,600	2,149,327
Cia de Minas Buenaventura SA, ADR (Peru)	652,000	12,987,840
Eldorado Gold Corp. (Canada)(a)	2,048,000	16,009,073
European Goldfields Ltd. (Canada)(a)	2,382,600	6,253,239
Gabriel Resources Ltd. (Canada)(a)	1,758,800	2,165,554
Gold Reserve, Inc.(a)	596,000	560,240
Gold Reserve, Inc. (Canada)(a)	131,900	125,009
Goldcorp, Inc.	414,277	13,062,154
Highland Gold Mining Ltd. (United Kingdom)(a)	427,900	221,477
Kinross Gold Corp.(b)	1,089,800	20,074,115
Lihir Gold Ltd., 144A (Papua New Guinea)(a)	2,344,983	5,055,179
Lihir Gold Ltd., ADR (Papua New Guinea)(a)(b)	462,300	10,138,239
Nevsun Resources Ltd. (Canada)(a)	1,782,900	1,372,017
Newcrest Mining Ltd. (Australia)	575,799	13,705,660
Newcrest Mining Ltd., 144A (Australia)	127,627	3,037,887
Newmont Mining Corp.	391,700	15,942,190
Seabridge Gold, Inc.(a)(b)	97,300	1,272,684
SEMAFO, Inc. (Canada)(a)	1,302,800	1,266,391
SEMAFO, Inc., 144A (Canada)(a)(f)	3,216,300	3,126,416

		157,616,797

SEE NOTES TO FINANCIAL STATEMENTS.

A92

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Integrated Oil/Domestic — 4.1%
Hess Corp.	208,400	$11,178,576
Occidental Petroleum Corp.	300,500	18,026,995

		29,205,571

Integrated Oil/International — 6.6%
BG Group PLC (United Kingdom)	1,060,900	14,597,232
Petroleo Brasileiro SA, ADR (Brazil)	428,200	10,486,618
Reliance Industries Ltd., GDR 144A (India)	141,400	7,155,618
Sasol Ltd., ADR (South Africa)(b)	493,200	14,958,756

		47,198,224

Iron & Steel — 1.3%
Cliffs Natural Resources, Inc.	314,700	8,059,467
MMX Mineracao e Metalicos SA (Brazil)(a)	1,384,000	1,643,945

		9,703,412

Mineral Sands — 2.2%
OPTI Canada, Inc. (Canada)(a)	1,416,448	2,065,295
Suncor Energy, Inc.	640,100	12,481,950
UTS Energy Corp. (Canada)(a)	2,296,900	1,488,473

		16,035,718

Natural Gas Production — 13.9%
Bill Barrett Corp.(a)(b)	288,300	6,091,779
BPI Energy Holdings, Inc.(a)	2,800,000	28,000
Equitable Resources, Inc.	275,100	9,229,605
Linc Energy Ltd., 144A (Australia)(a)(f)	2,820,000	3,965,919
Petrohawk Energy Corp.(a)	475,100	7,425,813
Range Resources Corp.	438,050	15,064,540
SandRidge Energy, Inc.(a)	733,400	4,510,410
Southwestern Energy Co.(a)	778,800	22,561,835
Trident Resources Corp.(Canada)(Private) (cost $4,402,178; purchased 12/4/03)(a)(f)(g)	412,657	1,754,920
Ultra Petroleum Corp.(a)	299,000	10,318,490
XTO Energy, Inc.	450,325	15,882,963
Zodiac Exploration Corp. (Canada)(Private) (cost $3,757,486; purchased 8/08/08)(a)(f)(g)	8,000,000	3,110,571

		99,944,845

Non-Natural Resources — 1.5%
NRG Energy, Inc.(a)(b)	451,600	10,535,828

Oil & Gas Storage & Transportation — 1.6%
LLX Logistica SA (Brazil)(a)	1,384,000	896,158
Williams Cos., Inc.	744,800	10,784,704

		11,680,862

Platinum — 1.0%
Impala Platinum Holdings Ltd., ADR (South Africa)	494,100	7,263,270

Silver — 2.6%
Hecla Mining Co.(a)(b)	1,506,100	4,217,080
Pan American Silver Corp. (Canada)(a)	130,458	2,220,269

COMMON STOCKS (continued)	Shares		Value (Note 2)
Silver (continued)
Pan American Silver Corp.(a)(b)		419,600	$7,162,572
Silver Wheaton Corp.(a)(b)		738,000	4,789,620

			18,389,541

TOTAL COMMON STOCKS (cost $959,386,442)			712,186,341

	Principal Amount (000)#
CORPORATE BOND — 0.6%
Natural Gas Production — 0.6%
Trident Subordinated Unsecured Note, PIK, 7.9712%, due 8/12/12 (cost $16,237,615; purchased 8/20/07-12/29/08) (Canada)(Private) (f)(g)	CAD	17,086	4,671,234

	Units
WARRANTS(a)
Gold
Crystallex International Corp. Warrant, expiring 8/11/09 (Canada)(Private) (cost $0; purchased 2/08/08)(f)(g)		221,350	1

Natural Gas Production
Trident Warrant, expiring 1/01/15 (Canada)(Private) (cost $0; purchased 8/20/07)(f)(g)		1,455,868	118
Zodiac Exploration Corp. Warrant, expiring 2/10/12 (Canada)(Private) (cost $0; purchased 8/08/08)(f)(g)		8,000,000	—	(e)

			118

TOTAL WARRANTS (cost $0)			119

TOTAL LONG TERM INVESTMENTS (cost $975,624,057)			716,857,694

	Shares
SHORT-TERM INVESTMENT — 10.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $76,873,018; includes $76,873,017 of cash collateral received for securities on loan)(Note 4)(c)(d)		76,873,018	76,873,018

TOTAL INVESTMENTS(h) — 110.3% (cost $1,052,497,075)			793,730,712
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.3)%			(74,011,175)

NET ASSETS — 100.0%			$719,719,537

SEE NOTES TO FINANCIAL STATEMENTS.

A93

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CAD	Canadian Dollar
GDR	Global Depositary Receipt
PIK	Payment in Kind

#	Principal amount shown in U.S. Dollars unless otherwise stated.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $75,071,460; cash collateral of $76,873,017 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Less than $0.50.

(f)	Indicates illiquid securities.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $24,397,279. The aggregate value of $9,536,844 is approximately 1.3% of the net assets.

(h)	As of December 31, 2008, 11 securities representing $52,347,298 and 7.3% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$741,383,414	—
Level 2—Other Significant Observable Inputs	42,810,454	—
Level 3—Significant Unobservable Inputs	9,536,844	—

Total	$793,730,712	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$33,530,418
Realized gain (loss)	7,953
Change in unrealized appreciation (depreciation)	(15,601,253)
Net purchases (sales)	5,201,731
Transfers in and/or out of Level 3	(13,602,005)

Balance as of 12/31/08	$9,536,844

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

Gold	21.9%
Diversified Exploration & Production	19.7
Natural Gas Production	14.5
Energy Services	11.1
Affiliated Money Market Mutual Fund (including 10.7% of collateral received for securities on loan)	10.7
Integrated Oil/International	6.6
Integrated Oil/Domestic	4.1
Diversified Metals & Mining	3.0
Drillers	2.7
Silver	2.6
Copper	2.5
Mineral Sands	2.2
Oil & Gas Storage & Transportation	1.6
Non-Natural Resources	1.5
Iron & Steel	1.3
All Other Basic Metals	1.1
Platinum	1.0
Aluminum	0.8
Food	0.6
Coal	0.5
Diversified Resources	0.3

110.3
Liabilities in excess of other assets	(10.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value, including securities on loan of $75,071,460:
Unaffiliated investments (cost $975,624,057)	$716,857,694
Affiliated investments (cost $76,873,018)	76,873,018
Cash	248,784
Foreign currency, at value (cost $60)	61
Receivable for investments sold	3,207,132
Dividends and interest receivable	713,841
Receivable for Series shares sold	197,867
Tax reclaims receivable	70,516
Prepaid expenses	24,847

Total Assets	798,193,760

LIABILITIES
Collateral for securities on loan	76,873,017
Loan payable	583,000
Payable for Series shares repurchased	567,529
Management fee payable	252,741
Accrued expenses and other liabilities	183,758
Distribution fee payable	8,077
Administration fee payable	4,849
Affiliated transfer agent fee payable	1,252

Total Liabilities	78,474,223

NET ASSETS	$719,719,537

Net assets were comprised of:
Paid-in capital	$881,483,740
Retained earnings	(161,764,203)

Net assets, December 31, 2008	$719,719,537

Class I:
Net asset value and redemption price per share, $677,458,263 / 28,586,203 outstanding shares of beneficial interest	$23.70

Class II:
Net asset value and redemption price per share, $42,261,274 / 1,795,313 outstanding shares of beneficial interest	$23.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $291,005)	$10,287,404
Affiliated income from securities loaned, net	1,801,625
Interest	1,564,234
Affiliated dividend income	386,765

14,040,028

EXPENSES
Management fee	6,505,593
Distribution fee—Class II	134,288
Administration fee—Class II	80,573
Custodian’s fees and expenses	350,000
Shareholders’ reports	196,000
Transfer agent’s fee and expenses (including affiliated expense of $7,000) (Note 4)	76,000
Trustees’ fees	29,000
Loan interest expense (Note 8)	20,833
Audit fee	17,000
Insurance expenses	15,000
Legal fees and expenses	15,000
Interest expense	14,964
Commitment fee on syndicated credit agreement	7,000
Miscellaneous	34,944

Total expenses	7,496,195

NET INVESTMENT INCOME	6,543,833

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	113,761,782
Foreign currency transactions	(933,037)

112,828,745

Net change in unrealized appreciation (depreciation) on:
Investments	(971,071,204)
Foreign currencies	(96)

(971,071,300)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(858,242,555)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(851,698,722)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,543,833	$11,099,863
Net realized gain on investments and foreign currency transactions	112,828,745	192,336,330
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(971,071,300)	354,652,375

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(851,698,722)	558,088,568

DISTRIBUTIONS:
Class I	(195,367,433)	(269,445,554)
Class II	(8,068,760)	(7,597,067)

TOTAL DISTRIBUTIONS	(203,436,193)	(277,042,621)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [2,490,421 and 2,086,590 shares, respectively]	121,940,234	120,995,195
Series shares issued in reinvestment of dividends and distributions [3,456,316 and 5,163,802 shares, respectively]	203,436,193	277,042,621
Series shares repurchased [6,091,987 and 3,216,652 shares, respectively]	(268,319,139)	(171,222,869)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	57,057,288	226,814,947

TOTAL INCREASE (DECREASE) IN NET ASSETS	(998,077,627)	507,860,894
NET ASSETS:
Beginning of year	1,717,797,164	1,209,936,270

End of year	$719,719,537	$1,717,797,164

SEE NOTES TO FINANCIAL STATEMENTS.

A95

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.1%
AAR Corp.(a)	50,552	$930,662
Applied Signal Technology, Inc.	16,696	299,526
Axsys Technologies, Inc.(a)(b)	12,000	658,320
Ceradyne, Inc.(a)	34,365	697,953
Cubic Corp.	20,209	549,685
Curtiss-Wright Corp.	58,766	1,962,197
Esterline Technologies Corp.(a)(b)	38,688	1,465,888
GenCorp, Inc.(a)	63,874	235,056
Moog, Inc. (Class A Stock)(a)(b)	55,845	2,042,252
Orbital Sciences Corp.(a)	76,759	1,499,103
Teledyne Technologies, Inc.(a)(b)	46,883	2,088,639
Triumph Group, Inc.	21,722	922,316

		13,351,597

Air Freight & Logistics — 0.5%
Forward Air Corp.	37,758	916,387
HUB Group, Inc. (Class A Stock)(a)	49,142	1,303,737

		2,220,124

Airlines — 0.3%
SkyWest, Inc.	74,497	1,385,644

Auto Components — 0.2%
Drew Industries, Inc.(a)(b)	25,237	302,844
Spartan Motors, Inc.	42,613	201,559
Standard Motor Products, Inc.	15,614	54,024
Superior Industries International, Inc.	30,283	318,578

		877,005

Automobiles — 0.1%
Winnebago Industries, Inc.(b)	37,959	228,893

Beverages — 0.1%
Boston Beer Co., Inc. (Class A Stock)(a)	13,165	373,886

Biotechnology — 1.2%
ArQule, Inc.(a)	36,859	155,545
Cubist Pharmaceuticals, Inc.(a)(b)	74,446	1,798,614
Martek Biosciences Corp.	43,276	1,311,696
Regeneron Pharmaceuticals, Inc.(a)(b)	82,138	1,508,054
Savient Pharmaceuticals, Inc.(a)(b)	61,715	357,330

		5,131,239

Building Products — 1.4%
Apogee Enterprises, Inc.	36,318	376,254
Gibraltar Industries, Inc.(b)	35,192	420,192
Griffon Corp.(a)	63,294	590,533
Lennox International, Inc.	61,415	1,983,091
NCI Building Systems, Inc.(a)(b)	25,736	419,497
Quanex Building Products Corp.	49,155	460,582
Simpson Manufacturing Co., Inc.	48,941	1,358,602
Universal Forest Products, Inc.	21,905	589,464

		6,198,215

Capital Markets — 1.7%
Greenhill & Co., Inc.(b)	23,765	1,658,084
Investment Technology Group, Inc.(a)	56,426	1,281,999

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets (continued)
LaBranche & Co., Inc.(a)	68,514	$328,182
OptionsXpress Holdings, Inc.	55,516	741,694
Piper Jaffray Cos., Inc.(a)	19,661	781,721
Stifel Financial Corp.(a)(b)	33,509	1,536,388
SWS Group, Inc.	35,874	679,812
TradeStation Group, Inc.(a)	41,672	268,784

		7,276,664

Chemicals — 1.7%
A. Schulman, Inc.	34,108	579,836
Arch Chemicals, Inc.	32,525	847,927
Balchem Corp.	23,726	591,015
Calgon Carbon Corp.(a)	70,528	1,083,310
Georgia Gulf Corp.(b)	39,107	41,844
H.B. Fuller Co.(b)	63,173	1,017,717
New Market Corp.	16,042	560,026
OM Group, Inc.(a)	39,770	839,545
Penford Corp.	14,667	148,430
PolyOne Corp.(a)	120,772	380,432
Quaker Chemical Corp.	14,127	232,389
Stepan Co.	9,400	441,706
Zep, Inc.(b)	28,265	545,797

		7,309,974

Commercial Banks — 8.2%
Boston Private Financial Holdings, Inc.(b)	83,166	568,855
Cascade Bancorp(b)	36,586	246,956
Central Pacific Financial Corp.	37,441	375,908
Columbia Banking Systems, Inc.	23,646	282,097
Community Bank System, Inc.	42,606	1,039,160
East West Bancorp, Inc.(b)	83,140	1,327,746
First BanCorp/Puerto Rico	98,997	1,102,827
First Commonwealth Financial Corp.	95,872	1,186,895
First Financial Bancorp.	41,583	515,213
First Financial Bankshares, Inc.	27,149	1,498,896
First Midwest Bancorp, Inc.	63,450	1,267,097
Frontier Financial Corp.(b)	61,318	267,346
Glacier Bancorp, Inc.	78,189	1,487,155
Hancock Holding Co.	31,085	1,413,124
Hanmi Financial Corp.	48,533	99,978
Home Bancshares, Inc./Conway AR	17,399	468,903
Independent Bank Corp./MI	24,842	53,659
Independent Bank Corp./Rockland MA	21,200	554,592
Irwin Financial Corp.	24,808	32,002
Nara Bancorp, Inc.	29,028	285,345
National Penn Bancshares, Inc.(b)	104,565	1,517,238
Old National Bancorp/IN(b)	86,568	1,572,075
PrivateBancorp, Inc.(b)	35,958	1,167,197
Prosperity Bancshares, Inc.	53,520	1,583,657
Provident Bankshares Corp.(b)	43,760	422,722
S&T Bancorp, Inc.	30,660	1,088,430
Signature Bank(a)	45,974	1,318,994
South Financial Group, Inc. (The)(b)	96,440	416,621

SEE NOTES TO FINANCIAL STATEMENTS.

A96

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Sterling Bancorp.	23,539	$330,252
Sterling Bancshares, Inc.(b)	95,596	581,224
Sterling Financial Corp.(b)	68,027	598,638
Susquehanna Bancshares, Inc.	112,448	1,789,048
Tompkins Financial Corp.	8,700	504,165
UCBH Holdings, Inc.	144,997	997,579
UMB Financial Corp.	38,493	1,891,545
Umpqua Holdings Corp.	78,531	1,136,344
United Bankshares, Inc.(b)	49,226	1,635,288
United Community Banks, Inc.(b)	53,252	723,162
Whitney Holding Corp.	83,582	1,336,476
Wilshire Bancorp, Inc.	25,277	229,515
Wintrust Financial Corp.(b)	31,001	637,691

		35,551,615

Commercial Services & Supplies — 2.4%
ABM Industries, Inc.	57,740	1,099,947
ATC Technology Corp.(a)	26,451	386,978
Bowne & Co., Inc.	35,216	207,070
Consolidated Graphics, Inc.(a)	14,548	329,367
G&K Services, Inc. (Class A Stock)	24,725	499,940
Geo Group, Inc. (The)(a)	66,760	1,203,683
Healthcare Services Group, Inc.	56,141	894,326
Interface, Inc. (Class A Stock)	73,268	339,964
Mobile Mini, Inc.(a)	45,459	655,519
Standard Register Co. (The)	16,442	146,827
Sykes Enterprises, Inc.(a)	43,579	833,230
Tetra Tech, Inc.(a)	78,167	1,887,733
United Stationers, Inc.(a)	30,766	1,030,353
Viad Corp.	26,733	661,374

		10,176,311

Communications Equipment — 2.0%
Arris Group, Inc.(a)	160,324	1,274,577
Bel Fuse, Inc. (Class B Stock)	15,092	319,950
Black Box Corp.	22,904	598,252
Blue Coat Systems, Inc.(a)	50,922	427,745
Comtech Telecommunications Corp.(a)	32,370	1,483,194
Digi International, Inc.(a)	33,140	268,765
EMS Technologies, Inc.(a)	19,801	512,252
Harmonic, Inc.(a)	124,023	695,769
NETGEAR, Inc.(a)	46,057	525,510
Network Equipment Technologies, Inc.(a)	38,277	110,238
PC-Tel, Inc.	23,786	156,274
Symmetricom, Inc.(a)	58,053	229,309
Tekelec, Inc.(a)	86,273	1,150,882
Tollgrade Communications, Inc.(a)	17,191	82,173
ViaSat, Inc.(a)	35,476	854,262

		8,689,152

Computers & Peripherals — 0.8%
Adaptec, Inc.(a)(b)	159,093	525,007
Avid Technology, Inc.(a)	39,665	432,745
Hutchinson Technology, Inc.(a)(b)	29,913	104,097
Intermec, Inc.(a)	64,100	851,248

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals (continued)
Intevac, Inc.(a)(b)	28,380	$143,887
Novatel Wireless, Inc.(a)	39,545	183,489
Stratasys, Inc.(a)	26,388	283,671
Synaptics, Inc.(a)(b)	44,140	730,958

		3,255,102

Construction & Engineering — 0.6%
EMCOR Group, Inc.(a)	85,517	1,918,147
Insituform Technologies, Inc.(a)	36,505	718,783

		2,636,930

Construction Materials — 0.6%
Eagle Materials, Inc.	56,817	1,046,001
Headwaters, Inc.(a)(b)	55,093	371,878
Texas Industries, Inc.(b)	36,010	1,242,345

		2,660,224

Consumer Finance — 0.5%
Cash America International, Inc.	37,921	1,037,139
First Cash Financial Services, Inc.(a)	33,593	640,283
Rewards Network, Inc.(a)	35,176	91,106
World Acceptance Corp.(a)(b)	21,108	417,094

		2,185,622

Containers & Packaging — 0.5%
Myers Industries, Inc.	36,773	294,184
Rock-Tenn Co. (Class A Stock)(b)	49,909	1,705,890

		2,000,074

Distributors
Audiovox Corp.(a)	24,177	121,127

Diversified Consumer Services — 0.9%
Capella Education Co.(a)(b)	18,500	1,087,060
Coinstar, Inc.(a)	36,909	720,095
Hillenbrand, Inc.	80,670	1,345,576
Pre-Paid Legal Services, Inc.(a)(b)	9,860	367,679
Universal Technical Institute, Inc.(a)(b)	28,138	483,129

		4,003,539

Diversified Financial Services — 0.3%
Financial Federal Corp.	33,565	781,057
Portfolio Recovery Associates, Inc.(a)(b)	20,015	677,308

		1,458,365

Diversified Telecommunication Services — 0.2%
Fairpoint Communications, Inc.	116,161	381,008
General Communication, Inc. (Class A Stock)(a)	57,672	466,567

		847,575

Electric Utilities — 1.5%
ALLETE, Inc.	34,696	1,119,640
Central Vermont Public Services Corp.	14,998	357,852
Cleco Corp.(b)	78,621	1,794,918
El Paso Electric Co.(a)	58,560	1,059,350

SEE NOTES TO FINANCIAL STATEMENTS.

A97

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
UIL Holdings Corp.(b)	32,957	$989,699
Unisource Energy Corp.	46,391	1,362,040

		6,683,499

Electrical Equipment — 2.1%
A.O. Smith Corp.	29,490	870,545
Acuity Brands, Inc.	52,696	1,839,618
Baldor Electric Co.(b)	60,418	1,078,461
Belden, Inc.	60,730	1,268,042
Brady Corp. (Class A Stock)	68,318	1,636,216
C&D Technologies, Inc.(a)(b)	34,176	106,971
II-VI, Inc.(a)	31,655	604,294
Magnetek, Inc.(a)	39,979	95,950
Regal Beloit Corp.	42,175	1,602,228
Vicor Corp.	25,538	168,806

		9,271,131

Electronic Equipment & Instruments — 3.3%
Agilysys, Inc.	29,655	127,220
Anixter International, Inc.(a)(b)	39,181	1,180,132
Benchmark Electronics, Inc.(a)(b)	84,967	1,085,029
Brightpoint, Inc.(a)	67,154	292,120
Checkpoint Systems, Inc.(a)(b)	50,492	496,841
Cognex Corp.	51,617	763,932
CTS Corp.	43,938	242,098
Daktronics, Inc.(b)	44,568	417,156
Electro Scientific Industries, Inc.(a)	35,247	239,327
FARO Technologies, Inc.(a)	21,745	366,621
Gerber Scientific, Inc.(a)	31,454	160,730
Insight Enterprises, Inc.(a)(b)	59,428	410,053
Itron, Inc.(a)(b)	45,010	2,868,936
Keithley Instruments, Inc.	17,855	65,171
Littelfuse, Inc.(a)	28,329	470,261
LoJack Corp.(a)	22,631	93,240
Mercury Computer Systems, Inc.(a)(b)	29,577	186,631
Methode Electronics, Inc. (Class A Stock)(b)	49,328	332,471
MTS Systems Corp.	22,161	590,369
Newport Corp.(a)	46,975	318,491
Park Electrochemical Corp.	26,724	506,687
Plexus Corp.(a)(b)	51,312	869,738
Radisys Corp.(a)(b)	29,781	164,689
Rogers Corp.(a)(b)	23,573	654,622
Scansource, Inc.(a)(b)	34,525	665,297
SYNNEX Corp.(a)	24,379	276,214
Technitrol, Inc.	53,518	186,243
TTM Technologies, Inc.(a)	55,851	290,984

		14,321,303

Energy Equipment & Services — 2.5%
Atwood Oceanics, Inc.(a)(b)	72,693	1,110,749
Basic Energy Services, Inc.(a)	30,275	394,786
Bristow Group, Inc.(a)	37,979	1,017,457
CARBO Ceramics, Inc.	26,556	943,535
Drill-Quip, Inc.(a)(b)	39,225	804,505
Gulf Island Fabrication, Inc.(b)	18,657	268,847

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
Hornbeck Offshore Services, Inc.(a)	30,041	$490,870
ION Geophysical Corp.(a)	116,747	400,442
Lufkin Industries, Inc.	19,414	669,783
Matrix Service Co.(a)(b)	34,042	261,102
NATCO Group, Inc.(a)	26,376	400,388
Oil States International, Inc.(a)	65,000	1,214,850
Pioneer Drilling Co.(a)(b)	65,198	363,153
SEACOR Holdings, Inc.(a)(b)	26,157	1,743,364
Superior Well Services, Inc.(a)	21,475	214,750
Tetra Technologies, Inc.(a)	97,955	476,061

		10,774,642

Exchange Traded Fund — 0.1%
iShares S&P SmallCap 600 Index	6,319	278,036

Food & Staples Retailing — 1.1%
Andersons, Inc. (The)	23,799	392,208
Casey’s General Stores, Inc.	66,395	1,511,814
Great Atlantic & Pacific Tea Co.(a)	39,363	246,806
Nash-Finch Co.	16,718	750,471
Spartan Stores, Inc.	28,836	670,437
United Natural Foods, Inc.(a)(b)	56,005	998,009

		4,569,745

Food Products — 1.6%
Cal-Maine Foods, Inc.	16,450	472,115
Darling International, Inc.(a)	106,823	586,458
Diamond Foods, Inc.	21,381	430,827
Green Mountain Coffee Roasters, Inc.(a)(b)	22,833	883,637
Hain Celestial Group, Inc.(a)(b)	52,766	1,007,303
J&J Snack Foods Corp.	18,227	653,985
Lance, Inc.	41,199	945,105
Sanderson Farms, Inc.	22,782	787,346
TreeHouse Foods, Inc.(a)(b)	41,219	1,122,806

		6,889,582

Gas Utilities — 3.2%
Atmos Energy Corp.	118,984	2,819,921
Laclede Group, Inc. (The)	28,949	1,355,971
New Jersey Resources Corp.	55,022	2,165,116
Northwest Natural Gas Co.(b)	34,608	1,530,712
Piedmont Natural Gas Co., Inc.	95,650	3,029,235
South Jersey Industries, Inc.(b)	38,824	1,547,136
Southwest Gas Corp.	57,300	1,445,106

		13,893,197

Healthcare Equipment & Supplies — 4.7%
Abaxis, Inc.(a)	28,614	458,682
American Medical Systems Holdings, Inc.(a)(b)	95,681	860,172
Analogic Corp.	17,266	471,016
Arthrocare Corp.(a)(b)	34,746	165,738
CONMED Corp.(a)	37,923	907,877
Cooper Cos., Inc. (The)	58,751	963,516
CryoLife, Inc.(a)(b)	36,696	356,318
Cyberonics, Inc.(a)(b)	30,235	500,994
Datascope Corp.	17,458	912,006

SEE NOTES TO FINANCIAL STATEMENTS.

A98

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Greatbatch, Inc.(a)	29,904	$791,260
Haemonetics Corp.(a)	33,021	1,865,687
ICU Medical, Inc.(a)	16,484	546,280
Immucor, Inc.(a)(b)	92,057	2,446,876
Integra LifeSciences Holdings Corp.(a)(b)	25,623	911,410
Invacare Corp.	41,992	651,716
Kensey Nash Corp.(a)	15,120	293,479
Mentor Corp.	44,128	1,364,879
Meridian Bioscience, Inc.(b)	52,653	1,341,072
Merit Medical Systems, Inc.(a)	36,585	655,969
Natus Medical, Inc.(a)(b)	36,519	472,921
Osteotech, Inc.(a)	23,390	39,529
Palomar Medical Technologies, Inc.(a)(b)	23,625	272,396
SurModics, Inc.(a)(b)	19,794	500,194
Symmetry Medical, Inc.(a)	46,783	372,861
Theragenics Corp.(a)	43,335	50,702
West Pharmaceutical Services, Inc.(b)	42,757	1,614,932
Zoll Medical Corp.(a)	27,454	518,606

		20,307,088

Healthcare Providers & Services — 5.9%
Air Methods Corp.(a)	13,917	222,533
Amedisys, Inc.(a)	35,240	1,456,822
AMERIGROUP Corp.(a)	69,170	2,041,898
AMN Healthcare Services, Inc.(a)	42,489	359,457
AmSurg Corp.(a)	41,061	958,364
Catalyst Health Solutions, Inc.(a)(b)	50,057	1,218,888
Centene Corp.(a)(b)	55,987	1,103,504
Chemed Corp.	29,248	1,163,193
Corvel Corp.(a)	10,313	226,680
Cross Country Healthcare, Inc.(a)	40,106	352,532
Gentiva Health Services, Inc.(a)	37,651	1,101,668
Healthspring, Inc.(a)	64,962	1,297,291
Healthways, Inc.(a)	43,882	503,765
HMS Holdings Corp.(a)	32,864	1,035,873
inVentiv Health, Inc.(a)	43,430	501,182
Landauer, Inc	12,213	895,213
LCA-Vision, Inc.(b)	24,140	99,215
LHC Group, Inc.(a)	19,323	695,628
Magellan Health Services, Inc.(a)(b)	52,832	2,068,900
Medcath Corp.(a)	25,552	266,763
Pediatrix Medical Group.(a)	59,608	1,889,574
Molina Healthcare, Inc.(a)(b)	18,291	322,105
MWI Veterinary Supply, Inc.(a)(b)	15,793	425,779
Odyssey Healthcare, Inc.(a)	42,800	395,900
Owens & Minor, Inc.	54,034	2,034,380
PharMerica Corp.(a)	39,745	622,804
PSS World Medical, Inc.(a)(b)	78,958	1,485,990
RehabCare Group, Inc.(a)	23,538	356,836
Res-Care, Inc.(a)	33,441	502,284

		25,605,021

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Technology — 0.5%
Eclipsys Corp.(a)(b)	71,368	$1,012,711
Omnicell, Inc.(a)	40,833	498,571
Phase Forward, Inc.(a)	55,930	700,244

		2,211,526

Hotels, Restaurants & Leisure — 3.4%
Buffalo Wild Wings, Inc.(a)(b)	23,247	596,286
California Pizza Kitchen, Inc.(a)	31,436	336,994
CEC Entertainment, Inc.(a)(b)	29,674	719,595
CKE Restaurants, Inc.	71,278	618,693
Cracker Barrel Old Country Store, Inc.	29,233	601,907
DineEquity, Inc.(b)	20,065	231,951
Interval Leisure Group, Inc.(a)	51,320	276,615
Jack in the Box, Inc.(a)	74,163	1,638,261
Landry’s Restaurants, Inc.(b)	16,146	187,294
Marcus Corp.	27,516	446,585
Monarch Casino & Resort, Inc.(a)	14,929	173,923
Multimedia Games, Inc.(a)	30,198	71,871
O’Charleys, Inc.	27,781	55,562
P.F. Chang’s China Bistro, Inc.(a)(b)	31,075	650,711
Panera Bread Co. (Class A Stock)(a)(b)	40,045	2,091,950
Papa John’s International, Inc.(a)(b)	28,054	517,035
Peet’s Coffee & Tea, Inc.(a)	15,615	363,049
Pinnacle Entertainment, Inc.(a)	78,262	601,052
Red Robin Gourmet Burgers, Inc.(a)(b)	20,230	340,471
Ruby Tuesday, Inc.(a)(b)	68,802	107,331
Ruth’s Hospitality Group, Inc.(a)	25,214	34,795
Shuffle Master, Inc.(a)	72,510	359,650
Sonic Corp.(a)(b)	78,885	960,030
Steak N Shake Co. (The)(a)	37,371	222,357
Texas Roadhouse, Inc. (Class A Stock)(a)(b)	66,740	517,235
WMS Industries, Inc.(a)(b)	65,329	1,757,350

		14,478,553

Household Durables — 0.6%
Bassett Furniture Industries, Inc.	14,957	50,106
Champion Enterprises, Inc.(a)	101,479	56,828
Ethan Allen Interiors, Inc.	37,465	538,373
La-Z-Boy, Inc.(b)	67,189	145,800
M/I Homes, Inc.	18,302	192,903
Meritage Home Corp.(a)(b)	40,016	486,995
National Presto Industries, Inc.	6,265	482,405
Russ Berrie & Co., Inc.(a)	21,886	65,001
Skyline Corp.	8,919	178,291
Standard Pacific Corp.(a)	120,462	214,422
Universal Electronics, Inc.(a)	18,206	295,301

		2,706,425

Household Products — 0.3%
Central Garden & Pet Co. (Class A Stock)(a)	92,887	548,033
WD-40 Co.	21,515	608,660

		1,156,693

SEE NOTES TO FINANCIAL STATEMENTS.

A99

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates — 0.2%
Standex International Corp.	16,365	$324,682
Tredegar Corp.	25,248	459,008

		783,690

Insurance — 3.3%
American Physicians Capital, Inc.	10,500	505,050
Amerisafe, Inc.(a)	24,600	505,038
Delphi Financial Group, Inc.	53,845	992,902
Infinity Property & Casualty Corp.	18,770	877,122
National Financial Partners Corp.(b)	51,740	157,290
Navigators Group, Inc.(a)	17,303	950,108
Presidential Life Corp.	28,127	278,176
ProAssurance Corp.(a)	43,737	2,308,439
RLI Corp.	23,250	1,421,970
Safety Insurance Group, Inc.	21,318	811,363
Selective Insurance Group.	68,924	1,580,427
Stewart Information Services Corp.(b)	23,717	557,112
Tower Group, Inc.	26,477	746,916
United Fire & Casualty Co.	29,312	910,724
Zenith National Insurance Corp.	48,631	1,535,281

		14,137,918

Internet & Catalog Retail — 0.6%
Blue Nile, Inc.(a)(b)	18,960	464,330
HSN, Inc.(a)	51,371	373,467
NutriSystem, Inc.(b)	38,654	563,962
PetMed Express, Inc.(a)(b)	30,671	540,730
Stamps.com, Inc.(a)(b)	18,493	181,786
Ticketmaster Entertainment, Inc.(a)	52,233	335,336

		2,459,611

Internet Software & Services — 1.3%
Bankrate, Inc.(a)(b)	18,200	691,600
DealerTrack Holdings, Inc.(a)	51,985	618,102
Infospace, Inc.	45,114	340,611
Interwoven, Inc.(a)	60,180	758,268
j2 Global Communications, Inc.(a)	57,312	1,148,532
Knot, Inc. (The)(a)(b)	37,472	311,767
Perficient, Inc.(a)	42,263	202,017
United Online, Inc.	106,981	649,375
Websense, Inc.(a)(b)	58,787	880,041

		5,600,313

IT Services — 1.6%
CACI International, Inc. (Class A Stock)(a)(b)	39,026	1,759,681
Ciber, Inc.(a)	69,777	335,627
CSG Systems International, Inc.(a)	45,689	798,187
Cybersource Corp.(a)(b)	90,774	1,088,380
Forrester Research, Inc.(a)(b)	20,000	564,200
Gevity HR, Inc.	32,172	48,580
Heartland Payment Systems, Inc.(b)	31,949	559,108
Integral Systems, Inc.(a)	22,323	268,992
MAXIMUS, Inc.	23,950	840,885
Startek, Inc.(a)	15,037	66,915
Wright Express Corp.(a)(b)	50,558	637,031

		6,967,586

COMMON STOCKS (continued)	Shares	Value (Note 2)

Leisure Equipment & Products — 0.9%
Arctic Cat, Inc.	15,544	$74,456
Brunswick Corp.	114,406	481,649
JAKKS Pacific, Inc.(a)(b)	35,911	740,844
Nautilus, Inc.(a)	29,098	64,307
Polaris Industries, Inc.(b)	42,313	1,212,266
Pool Corp.(b)	62,545	1,123,934
RC2 Corp.(a)	22,458	239,627
Sturm Ruger & Co., Inc.(a)	25,339	151,274

		4,088,357

Life Sciences Tools & Services — 0.6%
Cambrex Corp.(a)	38,016	175,634
Dionex Corp.(a)(b)	23,537	1,055,634
Enzo Biochem, Inc.(a)	42,399	207,331
Kendle International, Inc.(a)	17,436	448,454
Parexel International Corp.(a)	72,145	700,528

		2,587,581

Machinery — 4.2%
Actuant Corp. (Class A Stock)	73,300	1,394,166
Albany International Corp.	34,656	444,983
Astec Industries, Inc. (Class A Stock)(a)	25,723	805,902
Barnes Group, Inc.	56,029	812,421
Briggs & Stratton Corp.(b)	65,012	1,143,561
Cascade Corp.	11,033	329,445
Circor International, Inc.	22,400	616,000
CLARCOR, Inc.(b)	66,276	2,199,038
EnPro Industries, Inc.(a)	26,520	571,241
Gardner Denver, Inc.(a)	67,591	1,577,574
John Bean Technologies Corp.	35,929	293,540
Kaydon Corp.	44,707	1,535,685
Lindsay Corp.(b)	15,994	508,449
Lydall, Inc.(a)	21,704	124,798
Mueller Industries, Inc.	48,550	1,217,634
Robbins & Myers, Inc.	45,337	733,099
Toro Co.	46,419	1,531,827
Valmont Industries, Inc.	22,929	1,406,923
Wabash National Corp.(b)	40,023	180,104
Watts Water Technologies, Inc. (Class A Stock)	38,158	952,805

		18,379,195

Marine — 0.4%
Kirby Corp.(a)	69,779	1,909,153

Media — 0.3%
4Kids Entertainment, Inc.(a)	15,512	30,404
A.H. Belo Corp. (Class A Stock)	22,933	49,994
Arbitron, Inc.	34,379	456,553
E.W. Scripps Co. (Class A Stock)	37,945	83,858
Live Nation, Inc.(a)(b)	102,018	585,583

		1,206,392

Metals & Mining — 0.5%
A.M. Castle & Co.	21,512	232,975
AMCOL International Corp.(b)	29,383	615,574
Brush Engineered Materials, Inc.(a)	26,494	337,004
Century Aluminum Co.(a)(b)	47,959	479,590

SEE NOTES TO FINANCIAL STATEMENTS.

A100

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Olympic Steel, Inc.	11,727	$238,879
RTI International Metals, Inc.(a)(b)	30,036	429,815

		2,333,837

Multiline Retail — 0.1%
Fred’s, Inc. (Class A Stock)	52,137	560,994
Tuesday Morning Corp.(b)	40,002	65,203

		626,197

Multi-Utilities — 0.6%
Avista Corp.(b)	71,086	1,377,646
CH Energy Group, Inc.	20,604	1,058,840

		2,436,486

Oil, Gas & Consumable Fuels — 1.7%
Holly Corp.	53,180	969,471
Penn Virginia Corp.(b)	54,654	1,419,911
Petroleum Development Corp.(a)	19,362	466,043
Petroquest Energy, Inc.(a)(b)	56,600	382,616
St. Mary Land & Exploration Co.	81,176	1,648,685
Stone Energy Corp.(a)	45,262	498,787
Swift Energy Co.(a)	40,244	676,502
World Fuel Services Corp.	38,266	1,415,842

		7,477,857

Paper & Forest Products — 0.5%
Buckeye Technologies, Inc.(a)(b)	50,398	183,449
Clearwater Paper Corp.(a)	14,700	123,333
Deltic Timber Corp.	13,816	632,082
Neenah Paper, Inc.	18,959	167,598
Schweitzer-Mauduit International, Inc.	20,102	402,442
Wausau Paper Corp.(b)	63,666	728,338

		2,237,242

Personal Products — 0.4%
Chattem, Inc.(a)	24,747	1,770,153
Mannatech, Inc.	20,358	49,877

		1,820,030

Pharmaceuticals — 0.7%
Noven Pharmaceuticals, Inc.(a)	32,488	357,368
Par Pharmaceutical Cos., Inc.(a)	45,032	603,879
Salix Pharmaceuticals, Ltd.(a)(b)	62,671	553,385
ViroPharma, Inc.(a)(b)	102,671	1,336,776

		2,851,408

Professional Services — 1.3%
Administaff, Inc.	28,808	624,557
CDI Corp.	16,784	217,185
Heidrick & Struggles International, Inc.(b)	21,341	459,685
On Assignment, Inc.(a)	46,557	263,978
School Specialty, Inc.(a)(b)	20,805	397,792
Spherion Corp.(a)	67,179	148,466
TrueBlue, Inc.(a)	56,554	541,222
Volt Information Sciences, Inc.(a)	16,660	120,452
Watson Wyatt Worldwide, Inc. (Class A Stock)	55,616	2,659,557

		5,432,894

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (REITs) — 6.1%
Acadia Realty Trust	42,210	$602,337
Biomed Realty Trust, Inc.	104,824	1,228,537
Cedar Shopping Centers, Inc.(b)	58,081	411,213
Colonial Properties Trust	62,630	521,708
Diamondrock Hospitality Co.(b)	117,482	595,634
EastGroup Properties, Inc.(b)	32,758	1,165,530
Entertainment Properties Trust	42,956	1,280,089
Extra Space Storage, Inc.	111,612	1,151,836
Franklin Street Properties Corp.	76,900	1,134,275
Home Properties, Inc.(b)	42,182	1,712,589
Inland Real Estate Corp.	75,341	977,926
Kilroy Realty Corp.(b)	43,197	1,445,372
Kite Realty Group Trust(b)	44,384	246,775
LaSalle Hotel Properties(b)	53,510	591,286
Lexington Realty Trust(b)	95,641	478,205
LTC Properties, Inc.(b)	30,251	613,490
Medical Properties Trust, Inc.	86,582	546,332
Mid-America Apartment Communities, Inc.	36,873	1,370,201
National Retail Properties, Inc.(b)	102,359	1,759,551
Parkway Properties, Inc.	19,999	359,982
Pennsylvania Real Estate Invest Trust(b)	51,380	382,781
Post Properties, Inc.(b)	57,645	951,143
PS Business Parks, Inc.	19,562	873,639
Senior Housing Properties Trust(b)	149,491	2,678,878
Sovran Self Storage, Inc.(b)	28,707	1,033,452
Tanger Factory Outlet Centers(b)	41,373	1,556,452
Urstadt Biddle Properties, Inc. (Class A Stock)	27,855	443,730

		26,112,943

Real Estate Management & Development — 0.1%
Forestar Real Estate Group, Inc.(a)(b)	46,605	443,680

Road & Rail — 1.6%
Arkansas Best Corp.	32,988	993,269
Heartland Express, Inc.	72,764	1,146,761
Knight Transportation, Inc.(b)	74,639	1,203,181
Landstar System, Inc.(b)	68,452	2,630,609
Old Dominion Freight Line, Inc.(a)(b)	35,993	1,024,361

		6,998,181

Semiconductors & Semiconductor Equipment — 3.7%
Actel Corp.(a)	33,577	393,522
Advanced Energy Industries, Inc.(a)	42,530	423,174
ATMI, Inc.(a)(b)	41,964	647,505
Axcelis Technologies, Inc.(a)	134,464	68,577
Brooks Automation, Inc.(a)(b)	82,990	482,172
Cabot Microelectronics Corp.(a)(b)	30,336	790,860
Cohu, Inc.	30,383	369,153
Cymer, Inc.(a)(b)	38,667	847,194
Cypress Semiconductor Corp.(a)	189,060	845,098
Diodes, Inc.(a)(b)	42,318	256,447
DSP Group, Inc.(a)	34,976	280,508

SEE NOTES TO FINANCIAL STATEMENTS.

A101

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Exar Corp.(a)	55,920	$372,986
FEI Co.(a)	48,434	913,465
Hittite Microwave Corp.(a)	25,100	739,446
Kopin Corp.(a)	88,473	180,485
Kulicke & Soffa Industries, Inc.(a)	69,977	118,961
Micrel, Inc.	62,713	458,432
Microsemi Corp.(a)(b)	105,798	1,337,286
MKS Instruments, Inc.(a)	64,139	948,616
Pericom Semiconductor Corp.(a)(b)	33,291	182,435
Rudolph Technologies, Inc.(a)(b)	39,973	141,105
Skyworks Solutions, Inc.(a)	216,356	1,198,611
Standard Microsystems Corp.(a)(b)	29,040	474,514
Supertex, Inc.(a)(b)	16,818	403,800
TriQuint Semiconductor, Inc.(a)(b)	190,339	654,766
Ultratech, Inc.(a)	30,635	366,395
Varian Semiconductor Equipment Associates, Inc.(a)(b)	94,780	1,717,413
Veeco Instruments, Inc.(a)	41,934	265,862

		15,878,788

Software — 3.0%
Blackbaud, Inc.(b)	56,497	762,710
Catapult Communications Corp.(a)	10,437	68,571
Concur Technologies, Inc.(a)(b)	55,435	1,819,377
Epicor Software Corp.(a)	78,196	375,341
EPIQ Systems, Inc.(a)(b)	46,449	776,163
Informatica Corp.(a)(b)	114,438	1,571,234
JDA Software Group, Inc.(a)	35,709	468,859
Manhattan Associates, Inc.(a)(b)	31,328	495,296
MICROS Systems, Inc.(a)(b)	104,967	1,713,061
Phoenix Technologies Ltd.(a)	37,546	131,411
Progress Software Corp.(a)	52,034	1,002,175
Quality Systems, Inc.(b)	23,694	1,033,532
Radiant Systems, Inc.(a)	35,992	121,293
Smith Micro Software, Inc.(a)	36,283	201,733
Sonic Solutions, Inc.(a)(b)	34,618	60,928
SPSS, Inc.(a)(b)	23,726	639,653
Take-Two Interactive Software, Inc.	101,241	765,382
Taleo Corp. (Class A Stock)(a)	39,894	312,370
THQ, Inc.(a)(b)	87,512	366,675
Tyler Technologies, Inc.(a)(b)	38,428	460,367

		13,146,131

Specialty Retail — 3.5%
Aaron Rents, Inc.	69,848	1,859,353
Big 5 Sporting Goods Corp.	28,089	146,344
Brown Shoe Co., Inc.	55,210	467,629
Buckle, Inc. (The)	30,713	670,158
Cabela’s, Inc.(a)(b)	51,363	299,446
Cato Corp. (The) (Class A Stock)	38,337	578,889
Charlotte Russe Holdings, Inc.(a)	27,310	177,242
Children’s Place Retail Stores, Inc. (The)(a)(b)	31,429	681,381
Christopher & Banks Corp.	46,329	259,442
Dress Barn, Inc.(a)(b)	58,725	630,707
Finish Line, Inc. (Class A Stock)	71,639	401,176
Genesco, Inc.(a)	25,095	424,607

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Group 1 Automotive, Inc.(b)	30,364	$327,020
Gymboree Corp.(a)(b)	37,868	987,976
Haverty Furniture Cos., Inc.(b)	24,175	225,553
Hibbett Sports, Inc.(a)	37,202	584,443
Hot Topic, Inc.(a)	57,176	530,022
Jo-Ann Stores, Inc.(a)	33,072	512,285
Jos. A. Bank Clothiers, Inc.(a)(b)	23,811	622,658
Lithia Motors, Inc. (Class A Stock)	21,615	70,465
MarineMax, Inc.(a)	23,957	81,214
Men’s Wearhouse, Inc.	67,494	913,869
Midas, Inc.(a)(b)	18,291	191,873
OfficeMax, Inc.	99,110	757,200
Pep Boys-Manny, Moe & Jack	58,148	240,151
Sonic Automotive, Inc. (Class A Stock)	36,573	145,561
Stage Stores, Inc.	49,535	408,664
Stein Mart, Inc.	33,102	37,405
Tractor Supply Co.(a)(b)	41,652	1,505,303
Tween Brands, Inc.(a)(b)	32,256	139,346
Zale Corp.(a)(b)	41,624	138,608
Zumiez, Inc.(a)	26,254	195,592

		15,211,582

Textiles, Apparel & Luxury Goods — 2.2%
Carter’s, Inc.(a)(b)	73,565	1,416,862
Crocs, Inc.(a)(b)	108,369	134,378
Deckers Outdoor Corp.(a)	17,101	1,365,857
Fossil, Inc.(a)(b)	58,250	972,775
Iconix Brand Group, Inc.(a)(b)	76,087	744,131
K-Swiss, Inc. (Class A Stock)	34,968	398,635
Liz Claiborne, Inc.(b)	123,560	321,256
Maidenform Brands, Inc.(a)	24,426	247,924
Movado Group, Inc.	23,539	221,031
Oxford Industries, Inc.	17,699	155,220
Perry Ellis International, Inc.(a)(b)	15,322	97,141
Quiksilver, Inc.(a)(b)	165,776	305,028
Skechers USA, Inc. (Class A Stock)(a)	43,367	555,965
True Religion Apparel, Inc.(a)(b)	23,955	298,000
Unifirst Corp.	18,647	553,629
Volcom, Inc.(a)(b)	20,675	225,358
Wolverine World Wide, Inc.	63,921	1,344,898

		9,358,088

Thrifts & Mortgage Finance — 0.8%
Anchor Bancorp Wisconsin, Inc.	23,548	64,992
Bank Mutual Corp.	63,017	727,216
BankAtlantic Bancorp, Inc. (Class A Stock)	10,639	61,706
Brookline Bancorp, Inc.	76,166	811,168
Corus Bankshares, Inc.(b)	40,657	45,129
Dime Community Bancshares	34,297	456,150
Flagstar Bancorp, Inc.	76,383	54,232
Guaranty Financial Group, Inc.(a)(b)	142,180	371,090
TrustCo Bank Corp.	99,015	941,634

		3,533,317

SEE NOTES TO FINANCIAL STATEMENTS.

A102

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Tobacco — 0.1%
Alliance One International, Inc.(a)	116,092	$341,310

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	47,535	899,362
Kaman Corp. (Class A Stock)	33,250	602,823
Lawson Products	5,428	124,030
Watsco, Inc.(b)	36,978	1,419,955

		3,046,170

Water Utilites — 0.2%
American States Water Co.	22,552	743,765

TOTAL LONG-TERM INVESTMENTS (cost $519,833,326)		429,235,020

SHORT-TERM INVESTMENTS — 30.0%
Affiliated Money Market Mutual Fund — 29.8%
Dryden Core Investment Fund — Taxable Money Market Series (cost $128,952,727; includes $121,818,806 of cash collateral received for securities on loan)(c)(d)	128,952,727	128,952,727

SHORT-TERM INVESTMENTS (continued)	Principal Amount 000	Value (Note 2)

U.S. Government Obligation — 0.2%
U.S. Treasury Bills, 0.10%, 6/11/2009(e)(f) (cost $899,665)	$900	$899,472

TOTAL SHORT-TERM INVESTMENTS (cost $129,852,392)		129,852,199

TOTAL INVESTMENTS — 129.3% (cost $649,685,718)		559,087,219
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (29.3)%		(126,576,762)

NET ASSETS — 100.0%		$432,510,457

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $118,910,338; cash collateral of $121,818,806 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at December 31, 2008	Value at Trade Date	Unrealized Appreciation
Long Position:
68	Russell 2000	Mar. 09	$3,385,720	$3,230,357	$155,363

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$558,187,747	$155,363
Level 2—Other Significant Observable Inputs	899,472	—
Level 3—Significant Unobservable Inputs	—	—

Total	$559,087,219	$155,363

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any Significant Unobservable Inputs (Level 3) in determining the valuation of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 28.2% of collateral received for securities on loan)	29.8%
Commercial Banks	8.2
Real Estate Investment Trusts (REITs)	6.1
Healthcare Providers & Services	5.9
Healthcare Equipment & Supplies	4.7
Machinery	4.2
Semiconductors & Semiconductor Equipment	3.7
Specialty Retail	3.5
Hotels, Restaurants & Leisure	3.4
Electronic Equipment & Instruments	3.3
Insurance	3.3
Gas Utilities	3.2
Aerospace & Defense	3.1
Software	3.0
Energy Equipment & Services	2.5
Commercial Services & Supplies	2.4
Textiles, Apparel & Luxury Goods	2.2
Electrical Equipment	2.1
Communications Equipment	2.0
Capital Markets	1.7
Chemicals	1.7
Oil, Gas & Consumable Fuels	1.7
Food Products	1.6
IT Services	1.6
Road & Rail	1.6
Electric Utilities	1.5
Building Products	1.4
Internet Software & Services	1.3
Professional Services	1.3
Biotechnology	1.2
Food & Staples Retailing	1.1
Diversified Consumer Services	0.9
Leisure Equipment & Products	0.9
Computers & Peripherals	0.8

Thrifts & Mortgage Finance	0.8%
Pharmaceuticals	0.7
Trading Companies & Distributors	0.7
Construction & Engineering	0.6
Construction Materials	0.6
Household Durables	0.6
Internet & Catalog Retail	0.6
Life Sciences Tools & Services	0.6
Multi-Utilities	0.6
Air Freight & Logistics	0.5
Consumer Finance	0.5
Containers & Packaging	0.5
Healthcare Technology	0.5
Metals & Mining	0.5
Paper & Forest Products	0.5
Marine	0.4
Personal Products	0.4
Airlines	0.3
Diversified Financial Services	0.3
Household Products	0.3
Media	0.3
Auto Components	0.2
Diversified Telecommunication Services	0.2
Industrial Conglomerates	0.2
U.S. Government Obligation	0.2
Water Utilities	0.2
Automobiles	0.1
Beverages	0.1
Exchange Traded Fund	0.1
Multiline Retail	0.1
Real Estate Management & Development	0.1
Tobacco	0.1

129.3
Liabilities in excess of other assets	(29.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $118,910,338:
Unaffiliated investments (cost $520,732,991)	$430,134,492
Affiliated investments (cost $128,952,727)	128,952,727
Dividends and interest receivable	806,605
Due from broker—variation margin	153,701
Receivable for investments sold	121,591
Receivable for Series shares sold	45,566
Prepaid expenses	7,556

Total Assets	560,222,238

LIABILITIES
Collateral for securities on loan	121,818,806
Payable for investments purchased	4,946,150
Payable for Series shares repurchased	429,961
Payable to custodian	258,103
Management fee payable	137,680
Accrued expenses and other liabilities	120,459
Affiliated transfer agent fee payable	622

Total Liabilities	127,711,781

NET ASSETS	$432,510,457

Net assets were comprised of:
Paid-in capital	$481,522,142
Retained earnings	(49,011,685)

Net assets, December 31, 2008	$432,510,457

Net asset value and redemption price per share, $432,510,457 / 34,557,171 outstanding shares of beneficial interest	$12.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,772)	$7,377,862
Affiliated income from securities loaned, net	3,055,964
Affiliated dividend income	73,761
Interest	9,373

10,516,960

EXPENSES
Management fee	2,341,790
Shareholders’ reports	153,000
Custodian’s fees and expenses	98,000
Audit fee	17,000
Trustees’ fees	17,000
Insurance expenses	9,000
Legal fees and expenses	9,000
Interest expense (Note 8)	8,854
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	69,831

Total expenses	2,730,475

NET INVESTMENT INCOME	7,786,485

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	46,344,588
Futures transactions	(4,084,893)

42,259,695

Net change in unrealized appreciation (depreciation) on:
Investments	(254,737,869)
Futures	216,443

(254,521,426)

NET LOSS ON INVESTMENTS	(212,261,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(204,475,246)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
DECREASE IN NET ASSETS OPERATIONS:
Net investment income	$7,786,485	$6,742,973
Net realized gain on investment transactions	42,259,695	90,008,243
Net change in unrealized depreciation on investments	(254,521,426)	(96,841,969)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(204,475,246)	(90,753)

DISTRIBUTIONS:	(96,751,216)	(55,581,459)

SERIES SHARE TRANSACTIONS:
Series shares sold [776,306 and 1,460,342 shares, respectively]	13,229,598	34,590,005
Series shares issued in reinvestment of dividends and distributions [5,411,142 and 2,642,961 shares, respectively]	96,751,216	55,581,459
Series shares repurchased [4,453,912 and 4,643,527 shares, respectively]	(75,813,375)	(112,066,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	34,167,439	(21,895,227)

TOTAL DECREASE IN NET ASSETS	(267,059,023)	(77,567,439)
NET ASSETS:
Beginning of year	699,569,480	777,136,919

End of year	$432,510,457	$699,569,480

SEE NOTES TO FINANCIAL STATEMENTS.

A105

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace/Defense — 2.8%
Boeing Co.(b)	167,036	$7,127,426
General Dynamics Corp.	92,900	5,350,111
Goodrich Corp.	28,600	1,058,772
Honeywell International, Inc.	164,750	5,408,743
L-3 Communications Holdings, Inc.	27,400	2,021,572
Lockheed Martin Corp.	76,598	6,440,360
Northrop Grumman Corp.	79,426	3,577,347
Precision Castparts Corp.	30,800	1,831,984
Raytheon Co.	98,118	5,007,943
Rockwell Collins, Inc.	33,300	1,301,697
United Technologies Corp.	214,300	11,486,480

		50,612,435

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	38,200	2,102,146
Expeditors International Washington, Inc.(b)	48,200	1,603,614
FedEx Corp.	70,440	4,518,726
United Parcel Service, Inc. (Class B Stock)	226,400	12,488,224

		20,712,710

Airlines — 0.1%
Southwest Airlines Co.	164,137	1,414,861

Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The)(a)	37,200	222,084
Johnson Controls, Inc.	138,300	2,511,528

		2,733,612

Automobiles — 0.1%
Ford Motor Co.(a)(b)	480,959	1,101,396
General Motors Corp.(b)	110,100	352,320
Harley-Davidson, Inc.(b)	52,600	892,622

		2,346,338

Beverages — 2.5%
Brown-Forman Corp. (Class B)	21,500	1,107,035
Coca-Cola Co. (The)(b)	448,600	20,308,122
Coca-Cola Enterprises, Inc.	74,800	899,844
Constellation Brands, Inc. (Class A Stock)(a)	38,200	602,414
DR Pepper Snapple Group Inc (a)	57,400	932,750
Molson Coors Brewing Co. (Class B Stock)	34,100	1,668,172
Pepsi Bottling Group, Inc.	33,600	756,336
PepsiCo, Inc.	353,340	19,352,432

		45,627,105

Biotechnology — 2.1%
Amgen, Inc.(a)	242,164	13,984,971
Biogen Idec, Inc.(a)	68,925	3,282,898
Celgene Corp.(a)(b)	100,000	5,528,000
Cephalon, Inc.(a)(b)	14,400	1,109,376
Genzyme Corp.(a)	60,300	4,002,111
Gilead Sciences, Inc.(a)(b)	206,200	10,545,068

		38,452,424

COMMON STOCKS (continued)	Shares	Value (Note 2)

Building Products — 0.1%
Masco Corp.	81,300	$904,869

Capital Markets — 2.4%
American Capital Strategies Ltd.(b)	46,900	151,956
Ameriprise Financial, Inc.	58,200	1,359,552
Bank of New York Mellon Corp.(The)	261,189	7,399,484
Charles Schwab Corp.	216,600	3,502,422
E*Trade Financial Corp.(a)(b)	72,800	83,720
Federated Investors, Inc. (Class B Stock)	22,600	383,296
Franklin Resources, Inc.	36,800	2,347,104
Goldman Sachs Group, Inc. (The)	99,000	8,354,610
Invesco Limited	81,400	1,175,416
Janus Capital Group, Inc.	39,000	313,170
Legg Mason, Inc.	32,600	714,266
Merrill Lynch & Co., Inc.	344,500	4,009,980
Morgan Stanley (b)	257,810	4,135,272
Northern Trust Corp.	50,000	2,607,000
State Street Corp.	96,100	3,779,613
T. Rowe Price Group, Inc.(b)	60,600	2,147,664

		42,464,525

Chemicals — 1.7%
Air Products & Chemicals, Inc.	48,200	2,423,014
CF Industries Holding Inc	11,900	585,004
Dow Chemical Co. (The)	212,861	3,212,072
E.I. du Pont de Nemours & Co.	200,191	5,064,832
Eastman Chemical Co.	19,600	621,516
Ecolab, Inc.	36,300	1,275,945
International Flavors & Fragrances, Inc.	16,100	478,492
Monsanto Co.	122,296	8,603,524
PPG Industries, Inc.	35,800	1,518,994
Praxair, Inc.	71,300	4,232,368
Rohm & Haas Co.	25,600	1,581,824
Sigma-Aldrich Corp.(b)	27,600	1,165,824

		30,763,409

Commercial Banks — 3.1%
BB&T Corp.(b)	128,300	3,523,118
Comerica, Inc.	36,450	723,533
Fifth Third Bancorp	132,849	1,097,333
First Horizon National Corp.(b)	46,479	491,283
Huntington Bancshares, Inc.(b)	114,775	879,177
KeyCorp.(b)	109,000	928,680
M&T Bank Corp.(b)	17,600	1,010,416
Marshall & Ilsley Corp.(b)	58,698	800,641
National City Corp.	443,700	803,097
PNC Financial Services Group, Inc.(b)	80,000	3,920,000
Regions Financial Corp.	176,212	1,402,648
SunTrust Banks, Inc.	81,900	2,419,326
US Bancorp	399,481	9,991,020
Wachovia Corp.	471,455	2,611,861
Wells Fargo & Co.(b)	852,220	25,123,446
Zions Bancorporation(b)	30,300	742,653

		56,468,232

SEE NOTES TO FINANCIAL STATEMENTS.

A106

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	25,400	$831,342
Cintas Corp.	28,500	662,055
Pitney Bowes, Inc.	47,900	1,220,492
Republic Services, Inc.	64,410	1,596,724
R.R. Donnelley & Sons Co.	54,200	736,036
Stericycle, Inc.(a)	19,300	1,005,144
Waste Management, Inc.	113,330	3,755,756

		9,807,549

Communications Equipment — 2.4%
Ciena Corp.(a)	10,657	71,402
Cisco Systems, Inc.(a)	1,334,400	21,750,720
Corning, Inc.	368,400	3,510,852
Harris Corp.	30,400	1,156,720
JDS Uniphase Corp.(a)	45,587	166,393
Juniper Networks, Inc.(a)(b)	120,900	2,116,959
Motorola, Inc.	480,595	2,129,036
QUALCOMM, Inc.	367,400	13,163,942
Tellabs, Inc.(a)	88,000	362,560

		44,428,584

Computers & Peripherals — 4.2%
Apple, Inc.(a)	198,600	16,950,510
Dell, Inc.(a)	410,200	4,200,448
EMC Corp.(a)(b)	475,074	4,974,025
Hewlett-Packard Co.	558,916	20,283,062
International Business Machines Corp.(b)	306,200	25,769,792
Lexmark International, Inc. (Class A Stock)(a)(b)	23,614	635,217
Netapp, Inc.(a)(b)	79,400	1,109,218
QLogic Corp.(a)(b)	36,100	485,184
SanDisk Corp.(a)	47,800	458,880
Sun Microsystems, Inc.(a)	178,950	683,589
Teradata Corp.(a)	46,300	686,629

		76,236,554

Construction & Engineering — 0.2%
Fluor Corp.	41,400	1,857,618
Jacobs Engineering Group, Inc.(a)	28,500	1,370,850

		3,228,468

Construction Materials — 0.1%
Vulcan Materials Co.(b)	21,900	1,523,802

Consumer Finance — 0.5%
American Express Co.(b)	268,200	4,975,110
Capital One Financial Corp.(b)	88,569	2,824,465
Discover Financial Services	120,505	1,148,413
SLM Corp.(a)(b)	99,000	881,100

		9,829,088

Containers & Packaging — 0.2%
Ball Corp.	23,400	973,206
Bemis Co., Inc.	21,300	504,384
Pactiv Corp.(a)	26,300	654,344
Sealed Air Corp.	39,820	594,911

		2,726,845

COMMON STOCKS (continued)	Shares	Value (Note 2)

Distributors — 0.1%
Genuine Parts Co.	37,325	$1,413,125

Diversified Consumer Services — 0.2%
Apollo Group, Inc. (Class A Stock)(a)	25,700	1,969,134
H&R Block, Inc.	79,500	1,806,240

		3,775,374

Diversified Financial Services — 3.3%
Bank of America Corp.(b)	1,130,235	15,913,709
CIT Group, Inc.(b)	77,300	350,942
Citigroup, Inc.	1,237,476	8,303,464
CME Group, Inc.	14,670	3,052,974
IntercontinentalExchange, Inc.(a)	15,100	1,244,844
JPMorgan Chase & Co.	839,845	26,480,313
Leucadia National Corp.(b)	38,900	770,220
Moody’s Corp.(b)	46,620	936,596
Nasdaq Stock Market (The), Inc.(a)	25,700	635,047
NYSE Euronext	56,700	1,552,446

		59,240,555

Diversified Telecommunication Services — 3.6%
AT&T, Inc.	1,333,711	38,010,763
CenturyTel, Inc.	22,200	606,726
Embarq Corp.	35,176	1,264,929
Frontier Communications Corp.	84,200	735,908
Qwest Communications International, Inc.(b)	341,747	1,243,959
Verizon Communications, Inc.	641,638	21,751,528
Windstream Corp.	117,565	1,081,598

		64,695,411

Electric Utilities — 2.4%
Allegheny Energy, Inc.	36,000	1,218,960
American Electric Power Co., Inc.	94,140	3,132,979
Duke Energy Corp.	285,382	4,283,584
Edison International	78,300	2,514,996
Entergy Corp.	43,000	3,574,590
Exelon Corp.	148,050	8,233,061
FirstEnergy Corp.	70,336	3,416,923
FPL Group, Inc.	92,500	4,655,525
Pepco Holdings, Inc.	47,400	841,824
Pinnacle West Capital Corp.	24,200	777,546
PPL Corp.	84,800	2,602,512
Progress Energy, Inc.	58,414	2,327,798
Southern Co.	170,300	6,301,100

		43,881,398

Electrical Equipment — 0.5%
Cooper Industries, Ltd. (Class A Stock)	40,500	1,183,815
Emerson Electric Co.	175,600	6,428,716
Rockwell Automation, Inc.	32,500	1,047,800

		8,660,331

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(a)	85,582	1,337,647
Amphenol Corp., (Class A Stock)	33,000	791,340
Jabil Circuit, Inc.	44,000	297,000

SEE NOTES TO FINANCIAL STATEMENTS.

A107

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment & Instruments (continued)
Molex, Inc.	26,600	$385,434
Tyco Electronics Ltd. (Bermuda)	114,460	1,855,397

		4,666,818

Energy Equipment & Services — 1.5%
Baker Hughes, Inc.	68,530	2,197,757
BJ Services Co.	67,500	787,725
Cameron International Corp.(a)	49,500	1,014,750
ENSCO International, Inc.	32,200	914,158
Halliburton Co.	195,400	3,552,372
Nabors Industries Ltd.(a)	54,000	646,380
National-Oilwell Varco, Inc.(a)	89,200	2,180,048
Noble Corp.	60,600	1,338,654
Rowan Cos., Inc.	24,100	383,190
Schlumberger Ltd.	271,500	11,492,595
Smith International, Inc.	43,200	988,848
Weatherford International Ltd.(a)	152,000	1,644,640

		27,141,117

Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	99,132	5,204,430
CVS Caremark Corp.	322,838	9,278,364
Kroger Co. (The)	145,900	3,853,219
Safeway, Inc.	103,900	2,469,703
SUPERVALU, Inc.	50,508	737,417
Sysco Corp.	137,200	3,147,368
Walgreen Co.(b)	217,300	5,360,791
Wal-Mart Stores, Inc.	506,700	28,405,601
Whole Foods Market, Inc.(b)	28,300	267,152

		58,724,045

Food Products — 1.8%
Archer-Daniels-Midland Co.(b)	148,338	4,276,585
Campbell Soup Co.(b)	48,800	1,464,488
ConAgra Food, Inc.	114,000	1,881,000
Dean Foods Co.(a)	31,800	571,446
General Mills, Inc.	76,900	4,671,675
H.J. Heinz Co.	71,150	2,675,240
Hershey Co. (The)	37,700	1,309,698
J.M. Smucker Co. (The)	25,700	1,114,352
Kellogg Co.	55,200	2,420,520
Kraft Foods, Inc. (Class A Stock)	339,811	9,123,925
McCormick & Co., Inc.	31,300	997,218
Sara Lee Corp.	168,000	1,644,720
Tyson Foods, Inc. (Class A Stock)	59,900	524,724

		32,675,591

Gas Utilities — 0.1%
Equitable Resources, Inc.(b)	21,600	724,680
Nicor, Inc.	10,200	354,348
Questar Corp.(b)	39,800	1,301,062

		2,380,090

Healthcare Equipment & Supplies — 2.2%
Baxter International, Inc.	142,600	7,641,934
Becton Dickinson & Co.	57,700	3,946,103
Boston Scientific Corp.(a)	339,999	2,631,592
C.R. Bard, Inc.	23,400	1,971,684
Covidien Ltd. (Bermuda)	113,960	4,129,910

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Densply International, Inc.	33,600	$948,864
Hospira, Inc.(a)	37,220	998,240
Intuitive Surgical, Inc.(a)(b)	8,800	1,117,512
Medtronic, Inc.	259,300	8,147,206
St. Jude Medical, Inc.(a)	79,300	2,613,728
Stryker Corp.	56,000	2,237,200
Varian Medical Systems, Inc.(a)(b)	28,100	984,624
Zimmer Holdings, Inc.(a)	53,886	2,178,072

		39,546,669

Healthcare Providers & Services — 2.1%
Aetna, Inc.	110,348	3,144,918
AmerisourceBergen Corp.	38,300	1,365,778
Cardinal Health, Inc.	80,175	2,763,632
CIGNA Corp.	69,600	1,172,760
Coventry Health Care, Inc.(a)	35,650	530,472
Davita Inc.(a)	23,600	1,169,852
Express Scripts, Inc.(a)	59,900	3,293,302
Humana, Inc.(a)	40,800	1,521,024
Laboratory Corp. of America Holdings(a)(b)	23,300	1,500,753
McKesson Corp.	64,107	2,482,864
Medco Health Solutions, Inc.(a)	113,092	4,739,686
Patterson Cos., Inc.(a)	19,100	358,125
Quest Diagnostics, Inc.	38,300	1,988,153
Tenet Healthcare Corp.(a)	90,000	103,500
UnitedHealth Group, Inc.	272,200	7,240,520
Wellpoint, Inc.(a)(b)	118,600	4,996,618

		38,371,957

Healthcare Technology
IMS Health, Inc.	47,420	718,887

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	96,100	2,337,152
Darden Restaurants, Inc.	35,550	1,001,799
International Game Technology	59,000	701,510
Marriott International, Inc. (Class A Stock)	63,600	1,237,020
McDonald’s Corp.	253,500	15,765,165
Starbucks Corp.(a)	159,100	1,505,086
Starwood Hotels & Resorts Worldwide, Inc.	43,000	769,700
Wynn Resorts Ltd. (a)	9,900	418,374
Wyndham Worldwide Corp.(b)	44,763	293,198
Yum! Brands, Inc.	107,100	3,373,650

		27,402,654

Household Durables — 0.4%
Black & Decker Corp.(b)	11,400	476,634
Centex Corp.	24,600	261,744
D.R. Horton, Inc.	55,200	390,264
Fortune Brands, Inc.	33,800	1,395,264
Harman International Industries, Inc.(b)	14,100	235,893
KB Home.(b)	17,232	234,700
Leggett & Platt, Inc.	44,300	672,917
Lennar Corp. (Class A Stock)(b)	29,000	251,430

SEE NOTES TO FINANCIAL STATEMENTS.

A108

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Durables (continued)
Newell Rubbermaid, Inc.	64,649	$632,267
Pulte Homes, Inc.	35,700	390,201
Snap-On, Inc.	12,300	484,374
Stanley Works (The)	19,100	651,310
Whirlpool Corp.(b)	17,507	723,914

		6,800,912

Household Products — 3.1%
Clorox Co.	31,300	1,739,028
Colgate-Palmolive Co.	117,400	8,046,596
Kimberly-Clark Corp.	95,788	5,051,859
Procter & Gamble Co.	677,981	41,912,784

		56,750,267

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(a)(b)	159,700	1,315,928
Constellation Energy Group, Inc.	34,850	874,387
Dynegy, Inc. (Class A Stock)(a)	92,800	185,600

		2,375,915

Industrial Conglomerates — 2.8%
3M Co.	157,200	9,045,288
General Electric Co.	2,365,700	38,324,339
Textron, Inc.	57,800	801,686
Tyco International Ltd. (Bermuda)	115,160	2,487,456

		50,658,769

Insurance — 2.5%
AFLAC, Inc.(b)	108,700	4,982,808
Allstate Corp. (The)	123,488	4,045,467
American International Group, Inc.(b)	536,587	842,442
Aon Corp.	63,925	2,920,094
Assurant, Inc.(b)	24,500	735,000
Chubb Corp.	83,200	4,243,200
Cincinnati Financial Corp.	41,528	1,207,219
Genworth Financial, Inc. (Class A Stock)	112,300	317,809
Hartford Financial Services Group, Inc.	74,800	1,228,216
Lincoln National Corp.	62,963	1,186,223
Loews Corp.	79,426	2,243,785
Marsh & McLennan Co., Inc.	117,100	2,842,017
MBIA, Inc.(b)	36,550	148,759
MetLife, Inc.	176,700	6,159,762
Principal Financial Group, Inc.(b)	61,300	1,383,541
Progressive Corp. (The)	148,100	2,193,361
Torchmark Corp.	21,900	978,930
Travelers Cos., Inc. (The)	136,798	6,183,270
Unum Group	86,456	1,608,082
XL Capital Ltd. (Class A Stock)	74,300	274,910

		45,724,895

Internet & Catalog Retail — 0.2%
Amazon.Com, Inc.(a)(b)	68,700	3,522,936
Expedia, Inc.(a)	44,900	369,976

		3,892,912

Internet Software & Services — 1.4%
Akamai Technologies, Inc.(a)	36,100	544,749
eBay, Inc.(a)	254,600	3,554,216

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
Google, Inc. (Class A Stock)(a)	54,050	$16,628,483
VeriSign, Inc.(a)	44,500	849,060
Yahoo!, Inc.(a)(b)	302,600	3,691,720

		25,268,228

IT Services — 0.9%
Affiliated Computer Services, Inc. (Class A Stock)(a)	22,500	1,033,875
Automatic Data Processing, Inc.	117,400	4,618,516
Cognizant Technology Solutions Corp. (Class A Stock)(a)	58,600	1,058,316
Computer Sciences Corp.(a)	36,700	1,289,638
Convergys Corp.(a)	32,200	206,402
Fidelity National Information Services, Inc.	37,900	616,633
Fiserv, Inc.(a)	34,700	1,262,039
Mastercard Inc (Class A Stock)	15,200	2,172,536
Paychex, Inc.(b)	71,250	1,872,450
Total System Services, Inc.	41,593	582,302
Western Union Co. (The)	166,704	2,390,535

		17,103,242

Leisure Equipment & Products — 0.1%
Eastman Kodak Co.(b)	61,000	401,380
Hasbro, Inc.	31,550	920,314
Mattel, Inc.	78,181	1,250,896

		2,572,590

Life Sciences, Tools & Services — 0.3%
Life Technologies Corp Com (a)	38,930	907,458
Millipore Corp.(a)	12,500	644,000
PerkinElmer, Inc.	18,000	250,380
Thermo Fisher Scientific, Inc.(a)	89,100	3,035,637
Waters Corp.(a)	23,000	842,950

		5,680,425

Machinery — 1.6%
Caterpillar, Inc.(b)	132,100	5,900,907
Cummins, Inc.	42,600	1,138,698
Danaher Corp.	55,200	3,124,872
Deere & Co.	97,300	3,728,536
Dover Corp.	43,500	1,432,020
Eaton Corp.	36,500	1,814,415
Flowserve Corp.	12,000	618,000
Illinois Tool Works, Inc.	90,500	3,172,025
Ingersoll-Rand Co. Ltd. (Class A Stock)	70,247	1,218,785
ITT Corp.(b)	41,500	1,908,585
Manitowoc Co., Inc.(The)	22,600	195,716
PACCAR, Inc.(b)	84,028	2,403,201
Pall Corp.	26,200	744,866
Parker Hannifin Corp.	39,687	1,688,285

		29,088,911

Media — 2.5%
CBS Corp. (Class B Stock)(b)	168,768	1,382,210
Comcast Corp. (Class A Stock)	650,446	10,979,528
DIRECTV Group, Inc. (The)(a)(b)	124,200	2,845,422
Gannett Co., Inc.(b)	56,300	450,400

SEE NOTES TO FINANCIAL STATEMENTS.

A109

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Interpublic Group of Cos., Inc.(a)(b)	96,000	$380,160
McGraw-Hill Cos., Inc. (The)	72,900	1,690,551
Meredith Corp.(b)	7,200	123,264
New York Times Co. (The) (Class A Stock)(b)	23,500	172,255
News Corp. (Class A Stock)	515,000	4,681,350
Omnicom Group, Inc.	71,500	1,924,780
Scripps Networks Interactive, Inc. (Class A Stock)	20,300	446,600
Time Warner, Inc.(b)	814,820	8,197,089
Viacom, Inc. (Class B Stock)(a)	137,168	2,614,422
Walt Disney Co. (The)	428,201	9,715,881
Washington Post Co. (The) (Class B Stock)	1,200	468,300

		46,072,212

Metals & Mining — 0.8%
AK Steel Holding Corp	23,900	222,748
Alcoa, Inc.(b)	189,476	2,133,500
Allegheny Technologies, Inc.	23,240	593,317
Freeport-McMoRan Copper & Gold, Inc.	88,006	2,150,867
Newmont Mining Corp.	106,103	4,318,392
Nucor Corp.	72,800	3,363,360
Titanium Metals Corp.(b)	8,000	70,480
United States Steel Corp.(b)	27,740	1,031,928

		13,884,592

Multiline Retail — 0.7%
Big Lots, Inc.(a)(b)	16,900	244,881
Family Dollar Stores, Inc.	34,400	896,808
J.C. Penney Co., Inc.	48,000	945,600
Kohl’s Corp.(a)	63,200	2,287,840
Macy’s, Inc.(b)	91,720	949,302
Nordstrom, Inc.(b)	36,500	485,815
Sears Holdings Corp.(a)(b)	12,312	478,567
Target Corp.(b)	170,268	5,879,354

		12,168,167

Multi-Utilities — 1.4%
Ameren Corp.	48,500	1,613,110
CenterPoint Energy, Inc.	79,010	997,106
CMS Energy Corp.(b)	58,500	591,435
Consolidated Edison, Inc.	62,800	2,444,804
Dominion Resources, Inc.	132,584	4,751,811
DTE Energy Co.	36,900	1,316,223
Integrys Energy Group, Inc.	17,750	762,895
NiSource, Inc.	65,900	722,923
PG&E Corp.	79,600	3,081,316
Public Service Enterprise Group, Inc.	112,900	3,293,293
Sempra Energy	54,454	2,321,374
TECO Energy, Inc.	42,100	519,935
Wisconsin Energy Corp.	24,500	1,028,510
Xcel Energy, Inc.	101,295	1,879,022

		25,323,757

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office Electronics — 0.1%
Xerox Corp.	220,692	$1,758,915

Oil, Gas & Consumable Fuels — 11.5%
Anadarko Petroleum Corp.	105,626	4,071,882
Apache Corp.	75,250	5,608,383
Cabot Oil & Gas Corporation	19,000	494,000
Chesapeake Energy Corp.	114,900	1,857,933
Chevron Corp.	459,692	34,003,416
ConocoPhillips	341,379	17,683,432
Consol Energy, Inc.	42,700	1,220,366
Devon Energy Corp.	100,200	6,584,142
El Paso Corp.(b)	158,811	1,243,490
EOG Resources, Inc.	56,900	3,788,402
Exxon Mobil Corp.	1,152,270	91,985,713
Hess Corp.	63,800	3,422,232
Marathon Oil Corp.	158,194	4,328,188
Massey Energy Co.	17,500	241,325
Murphy Oil Corp.	44,600	1,978,010
Noble Energy, Inc.	36,900	1,816,218
Occidental Petroleum Corp.	181,400	10,882,186
Peabody Energy Corp.	60,700	1,380,925
Pioneer Natural Resources Co.	27,100	438,478
Range Resources Corp.	32,200	1,107,358
Southwestern Energy Co.(a)	78,100	2,262,557
Spectra Energy Corp.	142,142	2,237,315
Sunoco, Inc.(b)	27,000	1,173,420
Tesoro Petroleum Corporation	29,500	388,515
Valero Energy Corp.	120,900	2,616,276
Williams Cos., Inc.	131,900	1,909,912
XTO Energy, Inc.	123,600	4,359,372

		209,083,446

Paper & Forest Products — 0.2%
International Paper Co.	96,267	1,135,951
MeadWestvaco Corp.	42,489	475,452
Weyerhaeuser Co.	45,400	1,389,694

		3,001,097

Personal Products — 0.2%
Avon Products, Inc.	95,900	2,304,477
Estee Lauder Cos., Inc. (The) (Class A Stock)(b)	21,000	650,160

		2,954,637

Pharmaceuticals — 7.8%
Abbott Laboratories	348,900	18,620,793
Allergan, Inc.	68,800	2,774,016
Bristol-Myers Squibb Co.	447,460	10,403,445
Eli Lilly & Co.	229,200	9,229,884
Forest Laboratories, Inc.(a)	71,400	1,818,558
Johnson & Johnson	630,171	37,703,130
King Pharmaceuticals, Inc.(a)	70,733	751,184
Merck & Co., Inc.	484,700	14,734,880
Mylan, Inc.(a)(b)	62,500	618,125
Pfizer, Inc.(b)	1,533,708	27,161,968
Schering-Plough Corp.	364,600	6,209,138
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	1	39

SEE NOTES TO FINANCIAL STATEMENTS.

A110

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc.(a)(b)	25,900	$688,163
Wyeth	304,900	11,436,799

		142,150,122

Professional Services — 0.1%
Equifax, Inc.	31,100	824,772
Robert Half International, Inc.(b)	32,500	676,650
Monster Worldwide, Inc.(a)(b)	25,200	304,668
Dun & Bradstreet Corp	10,200	787,440

		2,593,530

Real Estate Investment Trusts — 0.9%
Apartment Investment & Management Co. (Class A Stock)	25,487	294,375
AvalonBay Communities, Inc.	16,400	993,512
Boston Properties, Inc.(b)	27,600	1,518,000
Developers Diversified Realty Corp.(b)	26,400	128,832
Equity Residential Properties Trust	57,500	1,714,650
HCP, Inc.(b)	57,000	1,582,890
Host Hotels & Resorts, Inc.(b)	129,000	976,530
Kimco Realty Corp.(b)	55,700	1,018,196
Plum Creek Timber Co., Inc.(b)	35,000	1,215,900
ProLogis(b)	63,000	875,070
Public Storage, Inc.	27,300	2,170,350
Simon Property Group, Inc.(b)	51,800	2,752,134
Vornado Realty Trust	31,000	1,870,850

		17,111,289

Real Estate Management & Development
CB Richard Ellis Group, Inc., (Class A Stock)(a)	51,100	220,752

Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.(b)	63,026	4,771,698
CSX Corp.	85,024	2,760,729
Norfolk Southern Corp.(b)	87,100	4,098,055
Ryder System, Inc.	12,800	496,384
Union Pacific Corp.(b)	116,200	5,554,360

		17,681,226

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.(a)(b)	106,900	230,904
Altera Corp.(b)	68,300	1,141,293
Analog Devices, Inc.	66,900	1,272,438
Applied Materials, Inc.	291,500	2,952,895
Broadcom Corp., (Class A Stock)(a)	104,550	1,774,214
Intel Corp.(b)	1,269,400	18,609,404
KLA-Tencor Corp.(b)	33,400	727,786
Linear Technology Corp.(b)	48,700	1,077,244
LSI Corp.(a)	156,900	516,201
MEMC Electronic Materials, Inc.(a)	46,700	666,876
Microchip Technology, Inc.(b)	38,900	759,717
Micron Technology, Inc.(a)(b)	154,900	408,936
National Semiconductor Corp.	48,900	492,423

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Novellus Systems, Inc.(a)	22,400	$276,416
NVIDIA Corp.(a)	109,850	886,490
Teradyne, Inc.(a)	24,000	101,280
Texas Instruments, Inc.	303,000	4,702,560
Xilinx, Inc.	64,200	1,144,044

		37,741,121

Software — 3.6%
Adobe Systems, Inc.(a)	121,400	2,584,606
Autodesk, Inc.(a)	48,200	947,130
BMC Software, Inc.(a)	44,400	1,194,804
CA, Inc.	85,873	1,591,227
Citrix Systems, Inc.(a)	41,900	987,583
Compuware Corp.(a)	71,300	481,275
Electronic Arts, Inc.(a)	63,700	1,021,748
Intuit, Inc.(a)(b)	72,900	1,734,291
Mcafee INC.(a)	28,500	985,245
Microsoft Corp.	1,743,400	33,891,695
Novell, Inc.(a)	73,100	284,359
Oracle Corp.(a)	877,820	15,563,749
Salesforce.com Inc.(a)(b)	18,600	595,386
Symantec Corp.(a)	203,011	2,744,709

		64,607,807

Specialty Retail — 1.7%
Abercrombie & Fitch Co. (Class A Stock)(b)	15,500	357,585
AutoNation, Inc.(a)(b)	35,789	353,595
AutoZone, Inc.(a)	8,700	1,213,389
Bed Bath & Beyond, Inc.(a)(b)	55,900	1,420,978
Best Buy Co., Inc.	74,225	2,086,465
GameStop Corp. (Class A Stock)(a)(b)	37,000	801,420
Gap, Inc. (The)	110,587	1,480,760
Home Depot, Inc.	377,919	8,699,695
Limited Brands, Inc.	64,396	646,536
Lowe’s Cos., Inc.	326,300	7,021,976
Office Depot, Inc.(a)	30,000	89,400
RadioShack Corp.	31,760	379,214
Sherwin-Williams Co. (The)(b)	21,600	1,290,600
Staples, Inc.(b)	149,900	2,686,208
Tiffany & Co.	22,300	526,949
TJX Cos., Inc.(b)	95,500	1,964,435

		31,019,205

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(a)	84,200	1,748,834
Jones Apparel Group, Inc.	28,000	164,080
NIKE, Inc., (Class B Stock).(b)	85,800	4,375,800
Polo Ralph Lauren Corp.	13,200	599,412
V.F. Corp.	20,136	1,102,849

		7,990,975

Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	123,500	1,971,060
People’s United Financial Inc	74,300	1,324,769
Sovereign Bancorp, Inc.	113,405	337,947

		3,633,776

SEE NOTES TO FINANCIAL STATEMENTS.

A111

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Tobacco — 1.8%
Altria Group, Inc.	477,100	$7,185,126
Lorillard Inc.	39,331	2,216,302
Philip Morris International, Inc.	457,800	19,918,878
Reynolds American, Inc.	43,400	1,749,454
UST, Inc.(b)	32,400	2,247,912

		33,317,672

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	29,200	1,017,620
W.W. Grainger, Inc.	14,800	1,166,832

		2,184,452

Wireless Telecommunication Services — 0.2%
American Tower Corp. (Class A Stock)(a)	84,200	2,468,744
Sprint Nextel Corp.(b)	667,322	1,221,199

		3,689,943
TOTAL LONG-TERM INVESTMENTS (cost $1,466,421,113)
		1,777,681,191

SHORT-TERM INVESTMENTS — 15.7%
Affiliated Money Market Mutual Fund — 15.5%
Dryden Core Investment Fund —Taxable Money Market Series (cost $280,621,328; includes $251,874,485 of cash collateral received for securities on loan) (Note 4)(c)(f) (cost $280,621,328)	280,621,328	280,621,328

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)	Value (Note 2)

U.S. Government Obligations(d)(e) — 0.2%
United States Treasury Bill 6/11/2009	$4,300	$4,297,476
United States Treasury Bill 3/19/2009	250	249,975

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,548,573)		4,547,451

TOTAL SHORT-TERM INVESTMENTS (cost $285,169,901)		285,168,779

TOTAL INVESTMENTS — 113.6% (cost $1,751,591,014)		2,062,849,970
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.6)%		(247,052,555)

NET ASSETS — 100.0%		$1,815,797,415

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $245,048,950 cash collateral of $ 251,874,485 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

Open futures contract outstanding at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at December 31, 2008	Value at Trade Date	Unrealized Appreciation
Long Position:
167	S&P 500 Index	March 2009	$37,579,176	$37,019,169	$560,007

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$2,058,302,519	$560,007
Level 2—Other Significant Observable Inputs	4,547,451	—
Level 3—Significant Unobservable Inputs	—	—

Total	$2,062,849,970	$560,007

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

STOCK INDEX PORTFOLIO (continued)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 13.5% of collateral received for securities on loan)	15.5%
Oil, Gas & Consumable Fuels	11.5
Pharmaceuticals	7.8
Computers & Peripherals	4.2
Diversified Telecommunication Services	3.6
Software	3.6
Diversified Financial Services	3.3
Food & Staples Retailing	3.2
Commercial Banks	3.1
Household Products	3.1
Aerospace/Defense	2.8
Industrial Conglomerates	2.8
Beverages	2.5
Insurance	2.5
Media	2.5
Capital Markets	2.4
Communications Equipment	2.4
Electric Utilities	2.4
Healthcare Equipment & Supplies	2.2
Biotechnology	2.1
Healthcare Providers & Services	2.1
Semiconductors & Semiconductor Equipment	2.1
Food Products	1.8
Tobacco	1.8
Chemicals	1.7
Specialty Retail	1.7
Machinery	1.6
Energy Equipment & Services	1.5
Hotels, Restaurants & Leisure	1.5
Internet Software & Services	1.4
Multi-Utilities	1.4
Air Freight & Logistics	1.2
Road & Rail	1.0

IT Services	0.9%
Real Estate Investment Trusts	0.9
Metals & Mining	0.8
Multiline Retail	0.7
Commercial Services & Supplies	0.5
Consumer Finance	0.5
Electrical Equipment	0.5
Household Durables	0.4
Textiles, Apparel & Luxury Goods	0.4
Electronic Equipment & Instruments	0.3
Life Sciences, Tools & Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Internet & Catalog Retail	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Thrifts & Mortgage Finance	0.2
U.S. Government Obligations	0.2
Wireless Telecommunication Services	0.2
Airlines	0.1
Automobiles	0.1
Building Products	0.1
Construction Materials	0.1
Distributors	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Trading Companies & Distributors	0.1

113.6
Liabilities in excess of other assets	(13.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $245,048,950:
Unaffiliated investments (cost $1,470,969,686)	$1,782,228,642
Affiliated investments (cost $280,621,328)	280,621,328
Dividends receivable	4,322,800
Receivable for investments sold	2,692,243
Due from broker-variation margin	496,825
Prepaid expenses	32,384
Receivable for Series shares sold	24,968

Total Assets	2,070,419,190

LIABILITIES
Collateral for securities on loan	251,874,485
Payable for Series shares repurchased	919,436
Payable for investments purchased	911,958
Management fee payable	524,672
Accrued expenses	273,025
Payable to custodian	117,477
Affiliated transfer agent fee payable	722

Total Liabilities	254,621,775

NET ASSETS	$1,815,797,415

Net assets were comprised of:
Paid-in capital	$1,541,029,019
Retained earnings	274,768,396

Net assets, December 31, 2008	$1,815,797,415

Net asset value and redemption price per share, $1,815,797,415 / 79,762,788 outstanding shares of beneficial interest	$22.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,491)	$57,169,351
Affiliated income from securities loaned, net	2,547,481
Affiliated dividend income	1,151,120
Interest	41,086

60,909,038

EXPENSES
Management fee	8,836,203
Custodian’s fees and expenses	268,000
Shareholders’ reports	50,000
Trustees’ fees	45,000
Insurance expenses	36,000
Legal fees and expenses	18,000
Audit fee	17,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fee and expenses (including affiliated expense of $3,400) (Note 4)	4,000
Miscellaneous	18,504

Total expenses	9,304,707

NET INVESTMENT INCOME	51,604,331

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(7,230,635)
Futures transactions	(21,544,516)

(28,775,151)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,123,576,060)
Futures	34,957

(1,123,541,103)

NET LOSS ON INVESTMENTS	(1,152,316,254)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,100,711,923)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,604,331	$56,959,943
Net realized gain (loss) on investment transactions	(28,775,151)	76,759,365
Net change in unrealized appreciation (depreciation) on investments	(1,123,541,103)	34,602,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,100,711,923)	168,321,639

DISTRIBUTIONS	(56,959,943)	(51,529,141)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,142,562 and 1,884,280 shares, respectively]	63,864,986	70,200,353
Series shares issued in reinvestment of distributions [1,689,203 and 1,400,248 shares, respectively]	56,959,943	51,529,141
Series shares repurchased [8,835,363 and 11,303,103 shares, respectively]	(269,751,865)	(422,534,751)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(148,926,936)	(300,805,257)

TOTAL DECREASE IN NET ASSETS	(1,306,598,802)	(184,012,759)
NET ASSETS:
Beginning of year	3,122,396,217	3,306,408,976

End of year	$1,815,797,415	$3,122,396,217

SEE NOTES TO FINANCIAL STATEMENTS.

A114

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.7%
COMMON STOCKS — 94.1%	Shares	Value (Note 2)

Auto Components — 0.6%
Goodyear Tire & Rubber Co. (The)(a)(b)	943,400	$5,632,098

Capital Markets — 6.7%
Bank of New York Mellon Corp. (The)	640,895	18,156,555
Goldman Sachs Group, Inc. (The)	239,700	20,228,283
Morgan Stanley(b)	859,300	13,783,172
TD Ameritrade Holding Corp.(a)	711,100	10,133,175

		62,301,185

Commercial Banks — 0.4%
SunTrust Banks, Inc.	127,700	3,772,258

Commercial Services & Supplies — 2.4%
Waste Management, Inc.	687,600	22,787,064

Communications Equipment — 1.1%
QUALCOMM, Inc.	276,800	9,917,744

Consumer Finance — 1.5%
SLM Corp.(a)(b)	1,601,900	14,256,910

Diversified Consumer Services — 4.2%
Career Education Corp.(a)(b)	711,800	12,769,692
H&R Block, Inc.	1,153,700	26,212,064

		38,981,756

Diversified Financial Services — 0.8%
JPMorgan Chase & Co.	231,200	7,289,736

Electric Utilities — 1.6%
Entergy Corp.	177,400	14,747,262

Energy Equipment & Services — 1.1%
National Oilwell Varco, Inc.(a)	404,500	9,885,980

Food & Staples Retailing — 6.7%
CVS Caremark Corp.	800,900	23,017,866
Kroger Co. (The)	765,600	20,219,496
Wal-Mart Stores, Inc.	340,500	19,088,430

		62,325,792

Food Products — 6.3%
Cadbury PLC, ADR (United Kingdom)	557,272	19,877,892
ConAgra Foods, Inc.	1,158,800	19,120,200
Tyson Foods, Inc. (Class A Stock)	2,322,100	20,341,596

		59,339,688

Healthcare Providers & Services — 4.8%
Aetna, Inc.	571,300	16,282,050
Omnicare, Inc.(b)	692,000	19,209,920
UnitedHealth Group, Inc.	346,600	9,219,560

		44,711,530

Household Products — 1.9%
Kimberly-Clark Corp.	344,300	18,158,382

Independent Power Producers & Energy Traders — 2.4%
NRG Energy, Inc.(a)(b)	982,900	22,931,057

Insurance — 5.7%
Allstate Corp. (The)	340,600	11,158,056
Axis Capital Holdings Ltd.	444,000	12,929,280

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Berkshire Hathaway, Inc. (Class B Stock)(a)	3,064	$9,847,696
Loews Corp.	469,900	13,274,675
XL Capital Ltd. (Class A Stock)(Bermuda)	1,767,773	6,540,760

		53,750,467

Internet & Catalog Retail — 1.4%
HSN, Inc.(a)	402,280	2,924,576
Ticketmaster Entertainment, Inc.(a)	1,524,640	9,788,188

		12,712,764

Internet Software & Services — 2.9%
IAC/InterActiveCorp.(a)(b)	1,709,200	26,885,716

Media — 6.3%
Comcast Corp. (Class A Stock)	1,707,200	28,817,536
Discovery Communications, Inc. (Class A Stock)(a)	667,000	9,444,720
Liberty Global, Inc. (Class C Stock)(a)(b)	1,193,735	18,120,897
Sirius XM Radio, Inc.(a)(b)	20,337,100	2,440,452

		58,823,605

Multi-Utilities — 2.2%
Sempra Energy	475,000	20,249,250

Office Electronics — 1.4%
Xerox Corp.	1,621,500	12,923,355

Oil, Gas & Consumable Fuels — 13.7%
Apache Corp.	122,500	9,129,925
Devon Energy Corp.	243,000	15,967,530
EOG Resources, Inc.	217,500	14,481,150
Hess Corp.	171,600	9,204,624
Occidental Petroleum Corp.	314,800	18,884,852
Petroleo Brasileiro SA, ADR (Brazil)	392,700	9,617,223
Suncor Energy, Inc.(b)	445,600	8,689,200
Trident Resources Corp. (Canada), Private Placement(a)(f)(g) (original cost $16,980,633; purchased 3/11/05-1/05/06)	404,537	1,720,388
Williams Cos., Inc.	1,209,500	17,513,560
XTO Energy, Inc.	649,500	22,907,865

		128,116,317

Paper & Forest Products — 0.6%
Domtar Corp.(a)	3,239,600	5,410,132

Pharmaceuticals — 5.3%
Mylan, Inc.(a)(b)	1,198,800	11,856,132
Schering-Plough Corp.	1,163,600	19,816,108
Wyeth	489,500	18,361,145

		50,033,385

Semiconductors & Semiconductor Equipment — 1.3%
Marvell Technology Group Ltd.(a)	1,721,700	11,483,739
Spansion, Inc. (Class A Stock)(a)	3,307,200	626,053

		12,109,792

SEE NOTES TO FINANCIAL STATEMENTS.

A115

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 7.3%
CA, Inc.(b)	1,555,000	$28,814,150
Microsoft Corp.	566,500	11,012,760
Symantec Corp.(a)	2,140,700	28,942,264

		68,769,174

Thrifts & Mortgage Finance — 1.0%
People’s United Financial, Inc.	517,060	9,219,180

Wireless Telecommunication Services — 2.5%
NII Holdings, Inc.(a)	947,100	17,218,278
Sprint Nextel Corp.	2,403,236	4,397,922
Virgin Mobile USA, Inc. (Class A Stock)(a)(b)	2,181,000	1,832,040

		23,448,240

TOTAL COMMON STOCKS (cost $1,215,162,296)		879,489,819

CONVERTIBLE PREFERRED STOCKS(a) — 1.2%
Consumer Finance — 0.4%
SLM Corp.	9,540	4,391,978

Pharmaceuticals — 0.8%
Mylan, Inc.	11,040	7,275,691

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $10,782,770)		11,667,669

	Principal Amount (000)
CORPORATE BOND — 0.4%
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, PIK, 7.9712%, due 8/12/12(f)(g) (original cost $11,640,318; purchased 8/20/07-12/29/08)	CAD 12,250	3,349,256

	Units
WARRANT
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, expiring 1/01/15(a)(f)(g) (original cost $0; purchased 8/20/07)	1,043,852	85

TOTAL LONG -TERM INVESTMENTS (cost $1,237,585,384)		894,506,829

SHORT-TERM INVESTMENT — 17.2%
	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $160,600,574; includes $124,170,983 of cash collateral for securities on loan) (Note 4)(c)(d)	160,600,574	$160,600,574

TOTAL INVESTMENTS(e) — 112.9% (cost $1,398,185,958)		1,055,107,403
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.9)%		(120,336,763)

NET ASSETS — 100.0%		$934,770,640

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
PIK	Payment in Kind

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $104,916,950; cash collateral of $124,170,983 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the Manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund – Taxable Money Market Series.

(e)	As of December 31, 2008, three securities valued at $5,069,729 and representing 0.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(f)	Indicates an illiquid security.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $28,620,951. The aggregate value of $5,069,729 is approximately 0.5% of net assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

SEE NOTES TO FINANCIAL STATEMENTS.

A116

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$1,050,037,674	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	5,069,729	—

Total	$1,055,107,403	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$31,877,059
Realized gain (loss)	(18,065,534)
Change in unrealized appreciation (depreciation)	(5,206,967)
Net purchases (sales)	(3,534,829)
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$5,069,729

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follows:

Affiliated Money Market Mutual Fund (including 13.3% of collateral received for securities on loan)	17.2%
Oil, Gas & Consumable Fuels	14.1
Software	7.3
Capital Markets	6.7
Food & Staples Retailing	6.7
Food Products	6.3
Media	6.3
Pharmaceuticals	6.1
Insurance	5.7
Healthcare Providers & Services	4.8
Diversified Consumer Services	4.2
Internet Software & Services	2.9
Wireless Telecommunication Services	2.5
Commercial Services & Supplies	2.4
Independent Power Producers & Energy Traders	2.4
Multi-Utilities	2.2
Consumer Finance	1.9
Household Products	1.9
Electric Utilities	1.6
Internet & Catalog Retail	1.4
Office Electronics	1.4
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.1
Energy Equipment & Services	1.1
Thrifts & Mortgage Finance	1.0
Diversified Financial Services	0.8
Auto Components	0.6
Paper & Forest Products	0.6
Commercial Banks	0.4

112.9
Liabilities in excess of other assets	(12.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A117

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $104,916,950:
Unaffiliated investments (cost $1,237,585,384)	$894,506,829
Affiliated investments (cost $160,600,574)	160,600,574
Cash	518,463
Foreign currency, at value (cost $8)	8
Receivable for investments sold	2,423,907
Dividends and interest receivable	1,508,942
Foreign tax reclaim receivable	261,649
Prepaid expenses	19,496
Receivable for Series shares sold	4,795

Total Assets	1,059,844,663

LIABILITIES
Collateral for securities on loan	124,170,983
Payable for Series shares repurchased	420,276
Management fee payable	302,680
Accrued expenses and other liabilities	178,374
Affiliated transfer agent fee payable	1,166
Distribution fee payable	340
Administration fee payable	204

Total Liabilities	125,074,023

NET ASSETS	$934,770,640

Net assets were comprised of:
Paid-in capital	$1,489,740,394
Retained earnings	(554,969,754)

Net assets, December 31, 2008	$934,770,640

Class I:
Net asset value and redemption price per share, $933,063,706 / 85,888,673 outstanding shares of beneficial interest	$10.86

Class II:
Net asset value and redemption price per share, $1,706,934 / 156,481 outstanding shares of beneficial interest	$10.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $178,187)	$23,477,278
Affiliated income from securities loaned, net	1,565,040
Interest	1,333,979
Affiliated dividend income	796,666

27,172,963

EXPENSES
Management fee	5,732,527
Distribution fee—Class II	5,523
Administration fee—Class II	3,314
Shareholders’ reports	165,000
Custodian’s fees and expenses	152,000
Trustees’ fees	29,000
Insurance expenses	22,000
Audit fee	17,000
Legal fees and expenses	12,000
Interest expense (Note 8)	11,019
Transfer agent’s fee and expenses (including affiliated expense of $6,700) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	30,351

Total expenses	6,190,734

NET INVESTMENT INCOME	20,982,229

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(205,279,699)
Foreign currency transactions	(142,035)

(205,421,734)

Net change in unrealized appreciation (depreciation) on:
Investments	(533,239,551)
Foreign currencies	(79)

(533,239,630)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(738,661,364)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(717,679,135)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$20,982,229	$26,611,582
Net realized gain (loss) on investment and foreign currency transactions	(205,421,734)	305,443,018
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(533,239,630)	(265,627,465)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(717,679,135)	66,427,135

DISTRIBUTIONS:
Class I	(331,218,021)	(242,165,135)
Class II	(495,826)	(373,906)

TOTAL DISTRIBUTIONS	(331,713,847)	(242,539,041)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [1,045,728 and 1,101,337 shares, respectively]	17,037,608	29,566,166
Series shares issued in reinvestment of distributions [18,008,178 and 10,431,739 shares, respectively]	331,713,847	242,539,041
Series shares repurchased [10,971,164 and 9,083,303 shares, respectively]	(192,551,116)	(246,981,367)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	156,200,339	25,123,840

TOTAL DECREASE IN NET ASSETS	(893,192,643)	(150,988,066)
NET ASSETS:
Beginning of year	1,827,963,283	1,978,951,349

End of year	$934,770,640	$1,827,963,283

SEE NOTES TO FINANCIAL STATEMENTS.

A118

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-eight Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to thirteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. treasuries, government agency and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are considered to be undervalued.

B1

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market Portfolio values all of its securities at amortized cost. The Conservative Balanced and Flexible Managed Portfolios use amortized cost to value their short-term debt securities. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond, High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case

B2

may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in the assets and liabilities in the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain Portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond and Money Market Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

B3

Options:    Certain Portfolios of the Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase, in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the initial margin . Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

B4

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Some Portfolios may enter into total return swaps to manage their exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit risk, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the footnotes to the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future

B5

date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is a least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions daily. The Diversified Bond, Government Income and High Yield Bond Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), ClearBridge Advisors LLC (“ClearBridge”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

B6

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2008, the Subadvisors that provide investment advisory services to the Portfolios are as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	ClearBridge, Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each of the following Portfolios the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below.

Portfolio	Class I Expense Limit		Class II Expense Limit
Government Income Portfolio	0.75%		N/A
Stock Index Portfolio	0.75		N/A
Value Portfolio	0.75	*	1.15	%*

B7

N/A—Not applicable—There are no Class II shares outstanding for this Portfolio.

*  Effective July 1, 2008, the expense limitation was removed.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2008, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$762,370
Diversified Bond Portfolio	224,842
Equity Portfolio	1,469,114
Flexible Managed Portfolio	974,060
Global Portfolio	280,180
Government Income Portfolio	133,190
High Yield Bond Portfolio	524,043
Jennison Portfolio	635,667
Natural Resources Portfolio	772,567
Small Capitalization Stock Portfolio	1,307,997
Stock Index Portfolio	1,092,434
Value Portfolio	668,162

For the year ended December 31, 2008, Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Wachovia
Value Portfolio	$28,680

Certain Portfolios invest in the Short-Term Bond Series, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Taxable Money Market Series, each a portfolio of the Dryden Core Investment Fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$5,942,568,925
Diversified Bond Portfolio	6,720,369,157
Equity Portfolio	2,399,413,777
Flexible Managed Portfolio	8,473,448,070
Global Portfolio	477,906,846
Government Income Portfolio	6,040,966,942
High Yield Bond Portfolio	938,594,664
Jennison Portfolio	1,240,532,846
Natural Resources Portfolio	573,934,032
Small Capitalization Stock Portfolio	146,225,578
Stock Index Portfolio	99,418,753
Value Portfolio	1,004,102,637

B8

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$5,961,870,658
Diversified Bond Portfolio	6,728,811,349
Equity Portfolio	2,602,171,168
Flexible Managed Portfolio	8,516,295,674
Global Portfolio	511,509,388
Government Income Portfolio	6,054,312,877
High Yield Bond Portfolio	869,133,075
Jennison Portfolio	1,459,621,224
Natural Resources Portfolio	678,582,147
Small Capitalization Stock Portfolio	198,919,719
Stock Index Portfolio	257,258,949
Value Portfolio	1,140,740,339

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2008, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

B9

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	1,436,949	$31,146,917
Series shares issued in reinvestment of distributions	17,082,227	436,963,357
Series shares repurchased	(13,934,724)	(328,218,745)

Net increase (decrease) in shares outstanding	4,584,452	$139,891,529

Year ended December 31, 2007:
Series shares sold	1,031,862	$29,740,507
Series shares issued in reinvestment of distributions	1,691,265	49,976,890
Series shares repurchased	(14,024,490)	(407,692,362)

Net increase (decrease) in shares outstanding	(11,301,363)	$(327,974,965)

Class II
Year ended December 31, 2008:
Series shares sold	3,868	$88,780
Series shares issued in reinvestment of distributions	2,468	63,526
Series shares repurchased	(26,501)	(699,940)

Net increase (decrease) in shares outstanding	(20,165)	$(547,634)

Year ended December 31, 2007:
Series shares sold	2,870	$85,699
Series shares issued in reinvestment of distributions	322	9,549
Series shares repurchased	(29,757)	(885,730)

Net increase (decrease) in shares outstanding	(26,565)	$(790,482)

Jennison Portfolio:
Class I
Year ended December 31, 2008:
Series shares sold	3,086,340	$57,779,660
Series shares issued in reinvestment of distributions	390,007	8,646,458
Series shares repurchased	(14,586,269)	(279,799,118)

Net increase (decrease) in shares outstanding	(11,109,922)	$(213,373,000)

Year ended December 31, 2007:
Series shares sold	3,875,996	$87,806,461
Series shares issued in reinvestment of distributions	259,312	6,070,485
Series shares repurchased	(13,447,590)	(300,176,044)

Net increase (decrease) in shares outstanding	(9,312,282)	$(206,299,098)

Class II
Year ended December 31, 2008:
Series shares sold	130,219	$2,480,267
Series shares issued in reinvestment of distributions	528	11,569
Series shares repurchased	(233,004)	(4,441,874)

Net increase (decrease) in shares outstanding	(102,257)	$(1,950,038)

Year ended December 31, 2007:
Series shares sold	157,366	$3,468,229
Series shares repurchased	(155,537)	(3,412,828)

Net increase (decrease) in shares outstanding	1,829	$55,401

B10

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	1,084,549	$57,023,489
Series shares issued in reinvestment of distributions	3,318,624	195,367,433
Series shares repurchased	(5,486,770)	(239,959,723)

Net increase (decrease) in shares outstanding	(1,083,597)	$12,431,199

Year ended December 31, 2007:
Series shares sold	1,540,804	$90,988,390
Series shares issued in reinvestment of distributions	5,021,348	269,445,554
Series shares repurchased	(3,014,255)	(159,841,129)

Net increase (decrease) in shares outstanding	3,547,897	$200,592,815

Class II
Year ended December 31, 2008:
Series shares sold	1,405,872	$64,916,745
Series shares issued in reinvestment of distributions	137,692	8,068,760
Series shares repurchased	(605,217)	(28,359,416)

Net increase (decrease) in shares outstanding	938,347	$44,626,089

Year ended December 31, 2007:
Series shares sold	545,786	$30,006,805
Series shares issued in reinvestment of distributions	142,454	7,597,067
Series shares repurchased	(202,397)	(11,381,740)

Net increase (decrease) in shares outstanding	485,843	$26,222,132

Value Portfolio:
Class I
Year ended December 31, 2008:
Series shares sold	1,009,709	$16,588,714
Series shares issued in reinvestment of distributions	17,981,434	331,218,021
Series shares repurchased	(10,948,900)	(192,163,813)

Net increase (decrease) in shares outstanding	8,042,243	$155,642,922

Year ended December 31, 2007:
Series shares sold	1,095,975	$29,415,525
Series shares issued in reinvestment of distributions	10,415,705	242,165,135
Series shares repurchased	(9,054,986)	(246,234,280)

Net increase (decrease) in shares outstanding	2,456,694	$25,346,380

Class II
Year ended December 31, 2008:
Series shares sold	36,019	$448,894
Series shares issued in reinvestment of distributions	26,744	495,826
Series shares repurchased	(22,264)	(387,303)

Net increase (decrease) in shares outstanding	40,499	$557,417

Year ended December 31, 2007:
Series shares sold	5,362	$150,641
Series shares issued in reinvestment of distributions	16,034	373,906
Series shares repurchased	(28,317)	(747,087)

Net increase (decrease) in shares outstanding	(6,921)	$(222,540)

B11

Note 8:	Borrowings and Overdrafts

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during year ended December 31, 2008. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2008
Global Portfolio	$3,257,000	1	2.36%	—
Jennison Portfolio	2,783,556	9	2.43	—
Natural Resources Portfolio	4,876,908	66	2.33	$583,000
Small Capitalization Stock Portfolio	581,939	33	2.44	—
Value Portfolio	1,061,500	6	2.40	—

The amount of interest on temporary overdrawn balances paid to the custodian during the year ended December 31, 2008 was as follows:

Portfolio	Approximate Average Balance Outstanding	Weighted Average Interest Rates
Conservative Balanced Portfolio	$5,050,826	1.89%
Diversified Bond Portfolio	3,299,536	3.46
Flexible Managed Portfolio	4,579,319	3.97
Global Portfolio	879,293	4.28
Government Income Portfolio	6,651,253	4.44
High Yield Bond Portfolio	1,087,857	2.67
Jennison Portfolio	1,292,881	1.33
Money Market Portfolio	327,557	3.83
Natural Resources Portfolio	3,332,493	3.82
Small Capitalization Stock Portfolio	2,880,260	4.00
Value Portfolio	2,229,511	3.77

Note 9:	Ownership and Affiliates

As of December 31, 2008, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

B12

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2008	2007(c)	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.69	$16.21	$15.09	$15.10	$14.34

Income (Loss) From Investment Operations:
Net investment income	.50	.50	.48	.38	.34
Net realized and unrealized gain (loss) on investments	(3.98)	.49	1.06	.11	.78

Total from investment operations	(3.48)	.99	1.54	.49	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.35)	(.28)
Distributions from net realized gains	—	—	—	(.15)	(.08)
Distributions	(.52)	(.51)	(.42)	—	—

Total dividends and distributions	(.52)	(.51)	(.42)	(.50)	(.36)

Net Asset Value, end of year	$12.69	$16.69	$16.21	$15.09	$15.10

Total Return(a)	(21.41)%	6.12%	10.44%	3.43%	8.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,957.5	$2,721.9	$2,770.6	$2,749.8	$2,893.6
Ratios to average net assets(b):
Expenses	.59%	.59%	.57%	.58%	.59%
Net investment income	3.12%	2.95%	2.97%	2.45%	2.27%
Portfolio turnover rate	336%	178%	114%	110%	153%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.90	$10.85	$10.96	$11.28	$11.17

Income (Loss) From Investment Operations:
Net investment income	.54	.58	.57	.55	.52
Net realized and unrealized gain (loss) on investments	(.90)	.02	(.05)	(.20)	.09

Total from investment operations	(.36)	.60	.52	.35	.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.59)	(.50)
Distributions from net realized gains	—	—	—	(.08)	—
Distributions	(.65)	(.55)	(.63)	—	—

Total dividends and distributions	(.65)	(.55)	(.63)	(.67)	(.50)

Net Asset Value, end of year	$9.89	$10.90	$10.85	$10.96	$11.28

Total Return(a)	(3.46)%	5.71%	4.98%	3.28%	5.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,134.8	$1,218.3	$1,150.4	$1,230.6	$1,283.7
Ratios to average net assets(b):
Expenses	.44%	.44%	.45%	.45%	.45%
Net investment income	5.07%	5.39%	5.18%	4.81%	4.57%
Portfolio turnover rate	723%	476%	393%	278%	382%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2008(c)	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.67	$27.45	$24.64	$22.31	$20.55

Income (Loss) From Investment Operations:
Net investment income	.29	.35	.30	.24	.28
Net realized and unrealized gain (loss) on investments	(10.52)	2.21	2.80	2.32	1.75

Total from investment operations	(10.23)	2.56	3.10	2.56	2.03

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.23)	(.27)
Distributions	(3.04)	(.34)	(.29)	—	—

Total dividends and distributions	(3.04)	(.34)	(.29)	(.23)	(.27)

Net Asset Value, end of year	$16.40	$29.67	$27.45	$24.64	$22.31

Total Return(a)	(38.16)%	9.32%	12.57%	11.47%	9.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,521.0	$4,423.9	$4,402.7	$4,283.9	$4,135.7
Ratios to average net assets(b):
Expenses	.48%	.47%	.47%	.47%	.48%
Net investment income	1.21%	1.16%	1.10%	1.01%	1.29%
Portfolio turnover rate	67%	57%	60%	77%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	Equity Portfolio
	Class II
	Year Ended December 31,
	2008(c)	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.81	$27.52	$24.69	$22.34	$20.58

Income (Loss) From Investment Operations:
Net investment income	.19	.28	.19	.12	.20
Net realized and unrealized gain (loss) on investments	(10.61)	2.20	2.80	2.35	1.74

Total from investment operations	(10.42)	2.48	2.99	2.47	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.12)	(.18)
Distributions	(2.92)	(.19)	(.16)	—	—

Total dividends and distributions	(2.92)	(.19)	(.16)	(.12)	(.18)

Net Asset Value, end of year	$16.47	$29.81	$27.52	$24.69	$22.34

Total Return(a)	(38.47)%	8.91%	12.13%	11.04%	9.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$1.3	$1.9	$2.1	$1.1
Ratios to average net assets(b):
Expenses	.88%	.87%	.87%	.87%	.88%
Net investment income	.78%	.74%	.71%	.64%	.91%
Portfolio turnover rate	67%	57%	60%	77%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2008	2007	2006	2005(c)	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.30	$18.36	$16.92	$16.58	$15.19

Income (Loss) From Investment Operations:
Net investment income	.45	.50	.44	.32	.29
Net realized and unrealized gain (loss) on investments	(4.62)	.65	1.59	.34	1.32

Total from investment operations	(4.17)	1.15	2.03	.66	1.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.32)	(.22)
Distributions	(1.79)	(1.21)	(.59)	—	—

Total dividends and distributions	(1.79)	(1.21)	(.59)	(.32)	(.22)

Net Asset Value, end of year	$12.34	$18.30	$18.36	$16.92	$16.58

Total Return(a)	(24.82)%	6.30%	12.17%	4.16%	10.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,621.6	$3,716.3	$3,723.6	$3,543.9	$3,883.5
Ratios to average net assets(b):
Expenses	.64%	.63%	.62%	.63%	.62%
Net investment income	2.85%	2.53%	2.48%	1.95%	1.83%
Portfolio turnover rate	321%	212%	153%	126%	150%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.62	$22.53	$18.96	$16.43	$15.14

Income (Loss) From Investment Operations:
Net investment income	.40	.36	.26	.13	.11
Net realized and unrealized gain (loss) on investments	(10.38)	2.00	3.44	2.50	1.33

Total from investment operations	(9.98)	2.36	3.70	2.63	1.44

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.10)	(.15)
Distributions	(1.57)	(.27)	(.13)	—	—

Total dividends and distributions	(1.57)	(.27)	(.13)	(.10)	(.15)

Net Asset Value, end of year	$13.07	$24.62	$22.53	$18.96	$16.43

Total Return(a)	(42.92)%	10.48%	19.65%	16.06%	9.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$512.7	$985.0	$932.9	$814.1	$691.1
Ratios to average net assets(b):
Expenses	.84%	.81%	.84%	.82%	.84%
Net investment income	2.01%	1.43%	1.24%	.77%	.67%
Portfolio turnover rate	65%	48%	50%	155%	128%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2008		2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.38		$11.26	$11.40	$11.65	$11.92

Income From Investment Operations:
Net investment income	.45		.53	.54	.49	.49
Net realized and unrealized gain (loss) on investments	.03		.10	(.13)	(.20)	(.13)

Total from investment operations	.48		.63	.41	.29	.36

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(.54)	(.44)
Distributions from net realized gains	—		—	—	—	(.19)
Distributions	(.46)		(.51)	(.55)	—	—

Total dividends and distributions	(.46)		(.51)	(.55)	(.54)	(.63)

Net Asset Value, end of year	$11.40		$11.38	$11.26	$11.40	$11.65

Total Return(a)	4.30%		5.70%	3.74%	2.51%	3.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$370.5		$340.3	$354.3	$378.2	$420.2
Ratios to average net assets(b):
Expenses	.52	%(c)	.52%	.50%	.47%	.47%
Net investment income	3.98	%(c)	4.62%	4.75%	4.16%	4.07%
Portfolio turnover rate	2707%		2377%	734%	507%	617%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Includes interest expense of 0.03%.

	High Yield Bond Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.09	$5.33	$5.23	$5.42	$5.29

Income (Loss) From Investment Operations:
Net investment income	.41	.40	.39	.38	.39
Net realized and unrealized gain (loss) on investments	(1.48)	(.26)	.13	(.20)	.13

Total from investment operations	(1.07)	.14	.52	.18	.52

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.37)	(.39)
Distributions	(.41)	(.38)	(.42)	—	—

Total dividends and distributions	(.41)	(.38)	(.42)	(.37)	(.39)

Net Asset Value, end of year	$3.61	$5.09	$5.33	$5.23	$5.42

Total Return(a):	(22.28)%	2.62%	10.25%	3.41%	10.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,239.9	$1,674.0	$1,721.1	$1,635.7	$1,595.7
Ratios to average net assets(b):
Expenses	.58%	.58%	.58%	.58%	.59%
Net investment income	8.78%	7.49%	7.39%	7.14%	7.42%
Portfolio turnover rate	61%	58%	49%	56%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2008(c)	2007	2006(c)	2005(c)	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.53	$21.07	$20.76	$18.14	$16.62

Income (Loss) From Investment Operations:
Net investment income	.10	.10	.06	.02	.08
Net realized and unrealized gain (loss) on investments	(8.84)	2.43	.31	2.62	1.52

Total from investment operations	(8.74)	2.53	.37	2.64	1.60

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.02)	(.08)
Distributions	(.10)	(.07)	(.06)	—	—

Total dividends and distributions	(.10)	(.07)	(.06)	(.02)	(.08)

Net Asset Value, end of year	$14.69	$23.53	$21.07	$20.76	$18.14

Total Return(a)	(37.28)%	12.00%	1.79%	14.55%	9.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,148.0	$2,100.5	$2,077.3	$2,297.0	$2,044.1
Ratios to average net assets(b):
Expenses	.63%	.62%	.63%	.63%	.64%
Net investment income	.52%	.42%	.29%	.10%	.50%
Portfolio turnover rate	74%	69%	67%	57%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2008(d)	2007	2006(d)	2005(d)	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.17	$20.77	$20.49	$17.97	$16.46

Income (Loss) From Investment Operations:
Net investment income (loss)	.02	— (c)	(.02)	(.05)	.02
Net realized and unrealized gain (loss) on investments	(8.72)	2.40	.30	2.57	1.50

Total from investment operations	(8.70)	2.40	.28	2.52	1.52

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.01)
Distributions	(.01)	—	—	—	—

Total dividends and distributions	(.01)	—	—	—	(.01)

Net Asset Value, end of year	$14.46	$23.17	$20.77	$20.49	$17.97

Total Return(a)	(37.55)%	11.56%	1.37%	14.02%	9.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.2	$21.9	$19.6	$18.2	$84.9
Ratios to average net assets(b):
Expenses	1.03%	1.02%	1.03%	1.03%	1.04%
Net investment income (loss)	.12%	.02%	(.12)%	(.27)%	.11%
Portfolio turnover rate	74%	69%	67%	57%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.26	.49	.46	.28	.10
Dividends and distributions	—	—	—	(.28)	(.10)
Distributions	(.26)	(.49)	(.46)	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	2.65%	5.06%	4.74%	2.85%	1.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,489.8	$1,289.9	$1,060.5	$851.9	$885.4
Ratios to average net assets:
Expenses	.43%	.43%	.43%	.45%	.45%
Net investment income	2.59%	4.94%	4.68%	2.86%	1.01%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absense of fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2008(a)	2007(a)	2006(a)	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$56.28	$45.67	$45.46	$31.88	$27.49

Income (Loss) From Investment Operations:
Net investment income	.22	.43	.35	.33	.19
Net realized and unrealized gain (loss) on investments	(25.97)	21.09	8.65	16.27	6.28

Total from investment operations	(25.75)	21.52	9.00	16.60	6.47

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (c)	(1.00)
Distributions from net realized gains	—	—	—	(3.02)	(1.08)
Distributions	(6.83)	(10.91)	(8.79)	—	—

Total dividends and distributions	(6.83)	(10.91)	(8.79)	(3.02)	(2.08)

Net Asset Value, end of year	$23.70	$56.28	$45.67	$45.46	$31.88

Total Return(d)	(53.00)%	48.30%	22.20%	55.91%	25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$677.4	$1,669.9	$1,193.0	$1,016.3	$622.6
Ratios to average net assets(b):
Expenses	.50%	.48%	.49%	.49%	.51%
Net investment income	.47%	.80%	.78%	.66%	.49%
Portfolio turnover rate	40%	39%	58%	59%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Amount is less than $0.005 per share.

(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Natural Resources Portfolio
	Class II
	Year Ended December 31,			April 28, 2005(c) through December 31, 2005
	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$55.92	$45.55	$45.32	$30.10

Income (Loss) From Investment Operations:
Net investment income	.05	.28	.18	.05
Net realized and unrealized gain (loss) on investments	(25.86)	20.92	8.64	15.17

Total from investment operations	(25.81)	21.20	8.82	15.22

Less Distributions:
Distributions	(6.57)	(10.83)	(8.59)	—

Net Asset Value, end of period	$23.54	$55.92	$45.55	$45.32

Total Return(d)	(53.19)%	47.70%	21.72%	50.56	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42.3	$47.9	$16.9	$5.1
Ratios to average net assets(b):
Expenses	.90%	.88%	.89%	.89	%(e)
Net investment income	.12%	.51%	.40%	.33	%(e)
Portfolio turnover rate	40%	39%	58%	59	%(f)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of offering of Class II shares.

(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.31	$23.29	$21.38	$21.33	$17.64

Income (Loss) From Investment Operations:
Net investment income	.24	.21	.14	.13	.12
Net realized and unrealized gain (loss) on investments	(5.92)	(.36)	2.95	1.30	3.75

Total from investment operations	(5.68)	(.15)	3.09	1.43	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.13)	(.11)
Distributions from net realized gains	—	—	—	(1.25)	(.07)
Distributions	(3.11)	(1.83)	(1.18)	—	—

Total dividends and distributions	(3.11)	(1.83)	(1.18)	(1.38)	(.18)

Net Asset Value, end of year	$12.52	$21.31	$23.29	$21.38	$21.33

Total Return(a)	(31.04)%	(.53)%	14.67%	7.26%	22.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$432.5	$699.6	$777.1	$738.3	$743.2
Ratios to average net assets(b):
Expenses	.47%	.46%	.45%	.46%	.47%
Net investment income	1.33%	.86%	.59%	.62%	.62%
Portfolio turnover rate	25%	16%	12%	16%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Stock Index Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.84	$35.64	$31.41	$31.29	$29.29

Income (Loss) From Investment Operations:
Net investment income	.64	.68	.56	.48	.50
Net realized and unrealized gain (loss) on investments	(14.02)	1.14	4.31	.88	2.50

Total from investment operations	(13.38)	1.82	4.87	1.36	3.00

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.47)	(.49)
Distributions from net realized gains	—	—	—	(.77)	(.51)
Distributions	(.70)	(.62)	(.64)	—	—

Total dividends and distributions	(.70)	(.62)	(.64)	(1.24)	(1.00)

Net Asset Value, end of year	$22.76	$36.84	$35.64	$31.41	$31.29

Total Return(a)	(36.94)%	5.10%	15.54%	4.54%	10.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,815.8	$3,122.4	$3,306.4	$3,212.7	$3,094.7
Ratios to average net assets(b):
Expenses	.37%	.37%	.37%	.38%	.38%
Net investment income	2.04%	1.73%	1.61%	1.52%	1.64%
Portfolio turnover rate	4%	3%	3%	7%	3%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.44	$26.21	$22.95	$19.93	$17.36

Income (Loss) From Investment Operations:
Net investment income	.30	.39	.36	.29	.28
Net realized and unrealized gain (loss) on investments	(8.36)	.42	4.11	3.03	2.55

Total from investment operations	(8.06)	.81	4.47	3.32	2.83

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.30)	(.26)
Distributions	(4.52)	(3.58)	(1.21)	—	—

Total dividends and distributions	(4.52)	(3.58)	(1.21)	(.30)	(.26)

Net Asset Value, end of year	$10.86	$23.44	$26.21	$22.95	$19.93

Total Return(a)	(42.29)%	3.19%	19.94%	16.66%	16.31%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.1	$1,824.9	$1,975.7	$1,750.1	$1,595.6
Ratios to average net assets(b):
Expenses	.43%	.43%	.43%	.43%	.44%
Net investment income	1.46%	1.35%	1.45%	1.35%	1.48%
Portfolio turnover rate	71%	52%	49%	56%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class II
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.51	$26.26	$22.98	$19.94	$17.37

Income (Loss) From Investment Operations:
Net investment income	.21	.29	.27	.21	.20
Net realized and unrealized gain (loss) on investments	(8.38)	.42	4.11	3.01	2.55

Total from investment operations	(8.17)	.71	4.38	3.22	2.75

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.18)	(.18)
Distributions	(4.43)	(3.46)	(1.10)	—	—

Total dividends and distributions	(4.43)	(3.46)	(1.10)	(.18)	(.18)

Net Asset Value, end of year	$10.91	$23.51	$26.26	$22.98	$19.94

Total Return(a)	(42.56)%	2.82%	19.43%	16.21%	15.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.7	$2.7	$3.2	$3.1	$3.0
Ratios to average net assets(b):
Expenses	.83%	.83%	.83%	.83%	.84%
Net investment income	1.08%	.96%	1.04%	.95%	1.08%
Portfolio turnover rate	71%	52%	49%	56%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustee (1)
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During the Past Five Years
Position with the Fund
Steve Pelletier (55) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2008 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock”, the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRST STD POSTAGES & FEES PAID VON HOFFMANN CORPORATION

IFS-A114446    PSF-AR-A    Ed.2/2009

ANNUAL REPORT	December 31, 2008

The Prudential Series Fund

■	SP Aggressive Growth Asset Allocation Portfolio

■	SP Balanced Asset Allocation Portfolio

■	SP Conservative Asset Allocation Portfolio

■	SP Davis Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP International Growth Portfolio

■	SP International Value Portfolio

■	SP Mid Cap Growth Portfolio

■	SP PIMCO High Yield Portfolio

■	SP PIMCO Total Return Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP Small Cap Value Portfolio

■	SP Strategic Partners Focused Growth Portfolio

Please note that inside is a Prospectus Supplement dated January 21, 2009.

This document is separate from and not part of the annual report.

IFS-A114669

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-ends on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund	Annual Report	December 31, 2008

Table of Contents

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information About Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2008

■	DEAR CONTRACT OWNER

Our objective at Prudential is very simple — we strive to help our clients achieve and maintain financial success. Our Prudential Series Fund annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier

President,

The Prudential Series Fund	January 30, 2009

PRESIDENT

STEVE PELLETIER

The Prudential Series Fund, SP Aggressive Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-42.18%	-1.77%	-3.82%
S&P 500 Index	-36.99	-2.19	-3.76
Blended Index	-38.43	-1.11	-2.69

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Aggressive Growth Asset Allocation Portfolio underperformed its custom blended index.

In equities, a modest investment in energy hurt relative performance, as the sector declined heavily during 2008. This negative return was further amplified by the Portfolio’s holdings of large-cap versus small-cap stocks, as small companies held up better than expected.

Only five out of the Portfolio’s eleven constituents matched or outperformed their respective style benchmarks in 2008. Asset class selection by managers detracted from performance during the period. Active managers, in general, had a difficult time outperforming benchmarks in 2008. Often managers perform well during periods of rising volatility, where uncertainty leads to greater variation in stock returns, providing opportunities for active management selection. The past year was different, however, because the systemic shocks from the financial crisis increased correlations (price movements) between stocks to all-time highs, reducing the opportunities in actively managed portfolios. During the year, broad economic factors and deleveraging (selling positions to reduce debt) drove market activity rather than more traditional factors such as valuation and company-specific fundamentals. It was a difficult environment for most investment strategies. At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to drive performance, providing opportunities for skilled managers to outperform their benchmark indexes.

Against this backdrop, the largest detractors from relative return were the Advanced Series Trust (AST) Large Cap Value Portfolio, AST Marsico Capital Growth Portfolio, and the Prudential Series Fund (PSF) SP International Growth Portfolio. The largest contributor to relative return was the PSF Jennison Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (80%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Balanced Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-28.55%	0.67%	0.47%
S&P 500 Index	-36.99	-2.19	-3.76
Blended Index	-23.05	1.41	1.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Balanced Asset Allocation Portfolio underperformed its custom blended benchmark index (the Index).

An underweight position in fixed income versus equity contributed negatively to relative return, since bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, significantly outperformed stocks and the Russell 3000® fell into negative territory for the year. Regarding equity performance, a modest position in the energy sector hurt performance.

In the Portfolio’s fixed income component, moderate cash holdings hampered relative performance, since U.S. Treasurys outperformed investment-grade bonds. In addition, a modest, non-benchmark investment in high yield bonds also contributed negatively to relative return. In the risk-averse environment during the year, high yield bonds underperformed investment-grade bonds by a wide margin.

Active managers, in general, had a difficult time outperforming benchmarks in 2008. Often managers perform well during periods of rising volatility, where uncertainty leads to greater variation in stock returns, providing opportunities for active stock selection. The past year was different, however, because the systemic shocks from the financial crisis increased correlations (price movements) between stocks to all-time highs, reducing opportunities in actively managed portfolios. During the year, broad economic factors and deleveraging (selling positions to reduce debt) drove market activity rather than more traditional factors such as valuation and company-specific fundamentals. It was a difficult environment for most investment strategies. At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to drive performance, providing opportunities for skilled managers to outperform their benchmark indexes.

In the fixed income market, risk sectors underperformed significantly. Government bonds gained, as investors flocked to liquidity and safety. High quality mortgage-backed securities (MBS) posted gains for the reporting period, while investment-grade credit declined moderately. High yield bonds ended the year with double-digit declines.

Against this highly challenging investment backdrop, the largest detractors from the Portfolio’s relative return were the Prudential Series Fund (PSF) SP PIMCO Total Return Portfolio, Advanced Series Trust (AST) Large Cap Value Portfolio, AST Marsico Capital Growth Portfolio, and the PSF SP International Growth Portfolio. The largest positive contributor to relative performance was the PSF Jennison Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (48%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Conservative Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-20.21%	1.81%	2.29%
S&P 500 Index	-36.99	-2.19	-3.76
Blended Index (GD)	-14.35	2.56	2.84

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Conservative Asset Allocation Portfolio underperformed its custom blended index.

In equities, a modest investment in energy hurt relative performance, as the sector declined heavily during 2008. This negative return was further amplified by the Portfolio’s holdings of large-cap versus small-cap stocks, as small companies held up better than expected. An underweight position in fixed income versus equities contributed negatively to relative performance, since bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, significantly outperformed stocks in 2008.

In the Portfolio’s fixed income holdings, a moderate exposure to U.S. Treasury bills, which are very short term, gained less than the broader U.S. investment–grade bond market. A modest position in high yield corporate (“junk”) bonds, which are not in the benchmark, negatively affected returns. High yield bonds declined sharply for the year, as these below-investment-grade bonds fell out of favor in the risk-averse environment.

Only five out of the Portfolio’s 14 constituents matched or outperformed their respective style benchmarks in 2008. Asset class selection by managers detracted from performance during the period. Active managers, in general, had a difficult time outperforming benchmarks in 2008. Often managers perform well during periods of rising volatility, where uncertainty leads to greater variation in stock returns, providing opportunities for active management selection. The past year was different, however, because the systemic shocks from the financial crisis increased correlations (price movements) between stocks to all-time highs, reducing opportunities in actively managed portfolios. During the year, broad economic factors and deleveraging (selling positions to reduce debt) drove market activity rather than more traditional factors such as valuation and company-specific fundamentals. It was a difficult environment for most investment strategies. At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to drive performance, providing opportunities for skilled managers to outperform their benchmark indexes.

Against this backdrop, the largest detractors from relative return were the Prudential Series Fund (PSF) SP PIMCO Total Return Portfolio, AST Large Cap Value Portfolio, AST Marsico Capital Growth Portfolio, and the PSF SP International Growth Portfolio. The largest contributor to relative performance was the PSF Jennison Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (32%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (60%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (8%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Davis Value Portfolio Subadvised by: Davis Advisors	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-39.88%	-2.28%	-1.46%
S&P 500 Index	-36.99	-2.19	-3.76
Russell 1000® Value Index	-36.85	-0.79	0.39

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Davis Value Portfolio underperformed its benchmark, the Russell 1000® Value Index (the Index).

Davis follows a bottom-up/top-down investment approach that is solidly grounded in a value discipline. The top-down analysis consists of attempting to discover those industries/sectors that are likely to benefit from specific economic developments. The bottom-up components of the analysis involve identifying good quality but currently out-of-favor securities that are able to sustain growth over full market cycles. Security selection is driven by a combination of relative and intrinsic valuation of individual companies.

Virtually all sectors showed negative returns for the reporting period. The Portfolio’s holdings in specific sectors detracted from relative performance. Specifically, the Portfolio’s relative performance was hurt by an overweight in financials, energy, and consumer services sectors, in addition to underweight positions in the telecommunications and healthcare sectors. An overweight in the consumer cyclicals sector contributed positively to relative performance.

Overall, risk factors hampered the Portfolio’s relative performance for the year. The Portfolio’s overexposure to momentum stocks (stocks experiencing recent price strength) and its underweight holdings in dividend-paying stocks combined to weaken relative performance. Conversely, the Portfolio was underweight in value-oriented stocks in relation to the Index, which helped.

The subadviser’s stock selection in the financials, consumer services, and healthcare sectors contributed positively for the year. Conversely, assets held in the consumer staples and technology sectors were not rewarded.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-36.36%	-0.63%	-1.72%
S&P 500 Index	-36.99	-2.19	-3.76
Blended Index	-31.06	0.19	-0.77

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Growth Asset Allocation Portfolio underperformed its custom blended index (the Index).

In the Portfolio’s fixed income holdings, a moderate exposure to U.S. Treasury bills, which are very short term, gained less than the broader U.S. investment–grade bond market. A modest position in high yield corporate (“junk”) bonds, which are not in the Index, negatively affected returns. High yield bonds declined sharply for the year, as these below-investment-grade bonds fell out of favor in the risk-averse environment.

Active managers, in general, had a difficult time outperforming benchmarks in 2008. Often managers perform well during periods of rising volatility, where uncertainty leads to greater variation in stock returns, providing opportunities for active stock selection. The past year was different, however, because the systemic shocks from the financial crisis increased correlations (price movements) between stocks to all-time highs, reducing opportunities in actively managed portfolios. During the year, broad economic factors and deleveraging (selling positions to reduce debt) drove market activity rather than more traditional factors such as valuation and company-specific fundamentals. It was a difficult environment for most investment strategies. At some point, we expect the historically high correlations between stocks to subside and valuation and fundamentals to drive performance, providing opportunities for skilled managers to outperform their benchmark indexes.

Against this backdrop, the largest detractors from relative return were the Prudential Series Fund (PSF) SP PIMCO Total Return Portfolio, Advanced Series Trust (AST) Large Cap Value Portfolio, AST Marsico Capital Growth Portfolio, and the PSF SP International Growth Portfolio. The largest contributor to relative performance was the PSF Jennison Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of Russell 3000 Index (64%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (20%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (16%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Growth Portfolio Subadvised by: Marsico Capital Management, LLC, William Blair & Company LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	-50.30%	-0.49%	-6.44%
Portfolio: Class II	-50.49	-0.92	-6.60
MSCI EAFE® Index (GD)	-43.06	2.10	-0.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 10/4/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP International Growth Portfolio underperformed the MSCI EAFE Index (GD) (the Index).

Stock selection detracted from overall returns for the year. Specifically, the industrial and energy holdings of both managers declined significantly, as many of the stocks that were linked to the emerging markets infrastructure expansion declined when global growth slowed more than originally expected.

Risk factors negatively affected performance. Historically, both subadvisers have been overweight in stocks with high volatility and earnings growth versus the Index. These positions detracted from performance. Given the climate of risk aversion, most investors favored more stable stocks with lower volatility. Furthermore, companies with higher earnings growth rates declined as investors started to doubt that these growth rates were sustainable, given the global economic slowdown.

Holdings in specific countries detracted from returns. An underweight in Japan and overweights to emerging market countries such as Brazil and China negatively affected performance. For years, both subadvisers have underweighted Japan, as higher growth opportunities have been difficult to find. This underweight particularly hurt relative performance, as the Japanese Yen advanced versus other world currencies during the flight to quality, in which investors sought safer securities such as U.S. Treasurys.

Sector-specific holdings mitigated negative performance. Specifically, an underweight in the financials sector and overweight positions in telecommunications and consumer staples helped performance. Since investments in sectors are byproducts of the subadvisers’ bottom up stock selection, not as much emphasis was placed on the returns resulting from them.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Value Portfolio Subadvised by: LSV Asset Management, Thornburg Investment Management Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-44.06%	2.36%	-1.59%
MSCI EAFE® Index (GD)	-43.06	2.10	-0.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP International Value Portfolio declined more than its benchmark, the MSCI EAFE Index (GD).

LSV Asset Management and Thornburg Investment Management subadvised the Portfolio. LSV is a deep value manager that employs an active quantitative investment strategy based on research into value investing and studies of investor behavior. Thornburg is a relative value manager that uses quantitative screening to initially identify attractively valued stocks. The most attractive stocks are then evaluated using fundamental research analysis.

The bursting of the credit and housing bubbles in 2008 depressed stock and bond prices. Risk-averse investors increasingly fled to U.S. Treasury bonds and the U.S. dollar, pushing up the prices of both. The dollar appreciated relative to other currencies, with the exception of the Japanese yen. The broad international stock market lagged the broad domestic stock market.

Both subadvisers underperformed the benchmark. The global credit crunch that began in August 2007 intensified in September 2008 following the failure of Lehman Brothers and the $85 billion Federal Reserve bailout of AIG. Financial turmoil spread to international markets. The period was characterized by heightened stock market volatility and greater correlation among stocks on a global basis. Active managers in the international arena found it difficult to outperform the MSCI EAFE Index because macro trends, not stock-specific fundamentals, drove returns.

Both LSV and Thornburg struggled from a stock selection standpoint, although LSV’s deep value focus was more out of favor than Thornburg’s relative value approach. Holdings in the financial, energy, and consumer discretionary sectors detracted the most, followed by positions in utilities and consumer staples.

Sector allocations contributed positively to performance. Allocations within Thornburg’s sleeve, specifically an underweight to the financial and an overweight to the telecommunications sectors, were a positive. Detracting from performance was LSV’s underweight in utilities that resulted when the subadviser’s quantitative models indicated a negative outlook for the sector.

Exposure to non-benchmark countries detracted from performance, with investments in the BRIC countries of China, Russia, and Brazil being the most detrimental. The allocation to emerging countries is attributable to the Thornburg sleeve as LSV does not take significant country bets or invest in emerging markets. An underweight to Japan also hurt performance as the Japanese market fell significantly less than the broad EAFE benchmark. Assets held in Japan, France, and the U.K. detracted but were partially offset by good stock selection in China.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Mid Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-42.56%	-3.81%	-8.52%
Russell Midcap® Index	-41.46	-0.71	0.37
Russell Midcap® Growth Index	-44.32	-2.33	-6.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell Midcap® and Midcap® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Mid Cap Growth Portfolio outperformed its style benchmark, the Russell Midcap® Growth Index.

The SP Mid Cap Growth Portfolio is subadvised by Neuberger Berman (“Neuberger”). Neuberger’s mid cap growth strategy utilizes a top-down/bottom-up investment process that seeks to outperform, on a risk-adjusted basis, the Russell Midcap® Growth Index (the Index) over a full market cycle (four to six years).

A more conservative risk posture proved to be the primary source of relative return in 2008. The Portfolio’s subdued sensitivity to market movements mitigated its negative absolute and relative return, particularly in September, October, and early November, when stocks abruptly declined in value.

Stock-specific factors hurt relative results. Assets held within the alcohol, medical products, semiconductor, and defense/aerospace industries detracted from relative performance. These weak returns were partially offset by strong stock picks in the energy reserves and industrial services industries.

Style factors detracted from relative performance. The Portfolio’s overexposure to stocks exhibiting momentum characteristics (i.e., recent price strength) and stocks with above-market asset and earnings growth rates hurt performance. Conversely, an underexposure to companies with leveraged balance sheets, high earnings variability, and above-index-average market capitalizations partially offset negative results.

Positions in specific sectors hurt results relative to the Index. The Portfolio’s underexposure to the consumer services and basic materials sectors proved detrimental, as these were two of the stronger performing sectors in the Index. Conversely, an overexposure to the commercial services sector was favorable for performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO High Yield Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-25.50%	-0.75%	2.75%
Barclays Capital Intermediate BB Corp. Index	-16.81	0.76	3.58
Merrill Lynch U.S. High Yield Master II BB-B Rated Index	-23.71	-0.30	2.36
Merrill Lynch U.S. High Yield Master II Constrained Index	-26.11	-0.89	2.78

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP PIMCO High Yield Portfolio declined 25.50%.

A burst housing bubble in the United States had led to a collapse in the subprime mortgage market that escalated into a credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

The worsening credit crisis led investors to avoid risky assets such as high yield bonds, which are called “junk” bonds because they are rated below investment grade. There was concern weak economic conditions will leave many firms unable to make interest and principal payments on their high yield bonds. The high yield market ended 2008 in the red, though the Fed rate cut in December and stated intention to use all available tools to lift the U.S. economy out of recession helped bond prices rally that month.

Some aspects of PIMCO’s sector allocation strategy caused the Portfolio to trail its benchmark index. The consumer non-cyclical sector outperformed the high yield market as demand for products such as food, beverages, and tobacco tends to remain solid during economic downturns. The Portfolio had a smaller exposure than its benchmark index to bonds of consumer non-cyclicals, which detracted from its relative performance. The financial institutions sector was really hard hit by the credit crisis, and the Portfolio’s emphasis on that sector hurt its performance. But the negative impact was lessened as financial bond prices gained in December on the Fed’s stated resolve to end the economic downturn. Poor security selection in the telecommunications sector in the first half of 2008 was another negative for the Portfolio, which favored bonds of integrated service and fixed-line providers that underperformed wireless telecom firms.

Some of PIMCO’s sector-allocation decisions worked well. Compared to its benchmark index, the Portfolio benefited from having a smaller exposure to the gaming sector, which was plagued by weak earnings, high levels of borrowed money, and declining consumer travel. The Portfolio’s relative performance also benefited from its larger exposure than its benchmark index to the healthcare sector, which outperformed the broader high yield market.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe. Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind bonds and securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO Total Return Portfolio Subadvised by: Pacific Investment Management Company LLC (PIMCO)	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-0.20%	4.07%	5.97%
Barclays Capital U.S. Aggregate Bond Index	5.24	4.65	6.09

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP PIMCO Total Return Portfolio underperformed its benchmark index, the Barclays Capital U.S. Aggregate Bond Index (the Index), which posted a gain.

A burst housing bubble in the United States had led to a collapse in the subprime mortgage market that escalated into a full-scale credit crisis in which financial institutions continued to take massive write-downs and losses in 2008. The U.S. economy, mired in one of its worst recessions since the Great Depression, shed some 2.5 million jobs in 2008. The Federal Reserve (the Fed) tried to boost growth by cutting its target for the overnight bank lending rate from 4.25% in January to a range of zero to 0.25% in December. The Fed and the U.S. Department of the Treasury employed unconventional measures to encourage commercial banks and finance firms to lend, yet it remained difficult for businesses and individuals to borrow money.

Preservation of capital became a top priority of investors who fled to super safe U.S. Treasury securities, enabling that market to post a gain for 2008 that outperformed all other U.S. bond markets. Some aspects of PIMCO’s allocation strategy caused the Portfolio to underperform “the Index”. Most notably, the Portfolio had a larger exposure than “the Index” to mortgage-backed securities of federal agencies, one of the markets that underperformed the U.S. Treasury market. As the financial system deleveraged — sold positions to pay off debt — large financial institutions shed their most liquid assets to raise cash. In most cases, these assets were mortgage-backed securities of federal agencies.

The Portfolio benefited from having a smaller exposure than “the Index” to investment-grade corporate bonds, a market that dramatically underperformed the U.S. Treasury market in 2008. However, security selection among investment-grade corporate bonds did not work well because PIMCO emphasized bonds of financial companies. This was one of the worst performing areas of the investment-grade corporate bond market as many commercial banks, a major Wall Street firm, and some other financial institutions collapsed in 2008.

Finally, the Portfolio was positioned to benefit from an anticipated normalization in the market for interest rate swaps, agreements between two parties to exchange one stream of interest payments for another over a set period of time. But market conditions deteriorated in November, detracting from its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio Subadvised by: Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	-36.23%	3.14%	-3.03%
Portfolio: Class II	-36.24	2.84	0.02
S&P Midcap 400 Index	-36.23	-0.08	1.20
Russell Midcap® Growth Index	-44.32	-2.33	-6.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 7/9/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Prudential U.S. Emerging Growth Portfolio outperformed the Russell Midcap® Growth Index (the Index).

For the year, Jennison successfully avoided some of the worst performing technology companies in the Index, thus enhancing relative returns. In addition, individual holdings declined less than the Index. One of the top performers was a real estate investment trust (REIT), that owns, manages, and finances a portfolio of mortgage-backed securities (MBS) guaranteed by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Its stock price increased significantly since the Portfolio initiated the position in August. Despite the volatile environment, the company announced solid financial results for the third quarter and kept its leverage low relative to historical levels. This company also benefited from widening spreads in the MBS market. The company avoids assuming credit risk by investing in government-insured mortgages and profits from an increase in the spread between long- and short-term rates.

The Portfolio’s conservative risk posture mitigated negative returns. More recently, the subadviser has been finding opportunities in more “conservative” stocks with lower beta factors. (Beta measures a stock’s volatility to the degree in which its price fluctuates in relation to the overall market). In 2008, a year that saw large negative returns across the board, lower beta stocks generally declined less than more aggressive stocks. Subsequently, an overexposure to more conservative stocks benefited the portfolio.

As the flight to quality intensified throughout the year, the subadviser’s overexposure to leverage (measures of a company’s debt to capital) detracted from returns. On the positive side, an underexposure to earnings variation (a measure of the volatility in a company’s earnings and cash flow) helped performance.

Certain sector weightings affected performance. An overweight in the healthcare sector, specifically the medical services industry, contributed negatively to performance for the year; however, an overweight in technology and an underweight in the consumer services sector helped pare losses. Within the technology sector, an overweight to the Internet industry contributed positively to relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Value Portfolio Subadvised by: ClearBridge Advisors, LLC, Goldman Sachs Asset Management L.P.	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-30.50%	-0.63%	2.91%
Russell 2500™ Index	-36.79	-0.98	1.28
Russell 2000® Value Index	-28.92	0.27	0.78

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Small Cap Value Portfolio produced a total return that was slightly below its style benchmark, the Russell 2000® Value Index (the Index).

The Portfolio is subadvised by Goldman Sachs and ClearBridge Advisors. The Goldman portion follows a traditional small-cap value strategy with an emphasis on quality, purchasing well-positioned businesses at attractive valuations. ClearBridge follows a relative value approach that seeks “undiscovered” companies at lower valuations compared to peers.

Overall, the Portfolio’s performance lagged the Index due to stock- and sector-specific factors. The Portfolio was less sensitive to overall market movements, which mitigated its negative return, particularly in June, September, October, and early November, when stocks abruptly declined in value.

Stock-specific factors detracted from relative results. Holdings in the energy reserves, restaurants, and banks industries performed weakly and detracted from relative performance. However, asset selection in the oil services and financial services industries fared well.

Certain sector-specific positions also were not rewarded. The Portfolio’s underexposure to the financial sector and overexposure to the energy and technology sectors hurt performance relative to the Index. Conversely, an underexposure to consumer services augmented returns, which partially offset positions that underperformed.

The Portfolio’s relatively low beta means that it is less sensitive to price fluctuations in the broad market. (Beta measures a stock’s volatility to the degree in which its price fluctuates in relation to the overall market). In 2008, this more conservative risk posture served as a strong tailwind, propping up performance during the significant downturn in the broad market.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Strategic Partners Focused Growth Portfolio Subadvised by: AllianceBernstein LP, Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	-38.42%	-2.13%	-6.59%
Portfolio: Class II	-38.54	-2.53	-5.24
S&P 500 Index	-36.99	-2.19	-3.76
Russell 1000® Growth Index	-38.44	-3.42	-8.24

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 1/12/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the SP Strategic Partners Focused Growth Portfolio performed in line with the style-appropriate Russell 1000® Growth Index (the Index).

The SP Strategic Partners Focused Growth Portfolio is subadvised by Jennison Associates and AllianceBernstein LP. Jennison Associates uses a bottom-up approach to identify attractive growth companies. AllianceBernstein LP is an “earnings driven” investor, focusing on the early recognition of change on the premise that value is created through the dynamics of changing company, industry, and economic fundamentals.

Generally, risk exposures posed the greatest challenge to the Portfolio’s relative performance. Active managers faced difficulty in outperforming benchmarks during the year. In 2008, markets were driven by broad economic factors and deleveraging (selling positions to reduce debt) rather than valuation and company fundamentals. The systemic shocks from the financial crisis increased correlations (price movements between stocks) to all-time highs. Often managers perform well in periods of rising volatility, in which uncertainty leads to greater variation in stock returns. At some point it is expected that the historical correlations between stocks will subside and valuation and fundamentals will drive performance, providing opportunities for skilled managers to outperform.

Specifically, risk factors that detracted included an overexposure to momentum stocks (companies experiencing recent price strength). Other exposures that hurt relative performance included a bias toward stocks with larger market capitalizations and lower earnings yield, in addition to companies that have a greater variability of earnings (earnings variation) than the Index.

For both subadvisers, stock selection in basic materials, industrials, healthcare, and financials helped drive performance.

Individual companies that helped performance were in biotechnology, chemicals, electronic equipment/telecommunications, and financial services. Positions detracting from relative results included a medical supplier, a pharmaceutical manufacturer, and a well-known Internet search engine.

Sector exposure in the Portfolio proved to be neutral. An underweight in energy hurt performance for the period, while an overweight in healthcare helped.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2008

SP Aggressive Growth Asset Allocation
Five Largest Holdings (% of Net Assets)
Advanced Series Trust-Large- Cap Value Portfolio	36.4%
PSF-Jennison Portfolio (Class I)	18.3%
Advanced Series Trust-Marsico Capital Growth Portfolio	18.3%
PSF-SP International Growth Portfolio (Class I)	8.5%
PSF-SP International Value Portfolio	8.4%

SP Balanced Asset Allocation
Five Largest Holdings (% of Net Assets)
PSF-SP PIMCO Total Return Portfolio	30.4%
Advanced Series Trust-AST Large-Cap Value Portfolio	22.0%
Advanced Series Trust-AST Marsico Capital Growth Portfolio	11.1%
PSF-Jennison Portfolio (Class I)	11.1%
Advanced Series Trust-AST Western Asset Core Plus Bond Portfolio	7.5%

SP Conservative Asset Allocation
Five Largest Holdings (% of Net Assets)
PSF-SP PIMCO Total Return Portfolio	46.9%
Advanced Series Trust-Large Cap Value Portfolio	14.7%
Advanced Series Trust-Western Asset Core Plus Bond Portfolio	11.5%
Advanced Series Trust-Marisco Capital Growth Portfolio	7.5%
PSF-Jennison Portfolio (Class I)	7.5%

SP Davis Value
Five Largest Holdings (% of Net Assets)
Costco Wholesale Corp.	5.1%
Berkshire Hathaway, Inc. (Class A Stock)	5.0%
Wells Fargo & Co.	4.4%
JPMorgan Chase & Co.	4.3%
ConocoPhillips	4.3%

SP Growth Asset Allocation
Five Largest Holdings (% of Net Assets)
Advanced Series Trust-Large Cap Value Portfolio	29.3%
Advanced Series Trust-Marisco Capital Growth Portfolio	14.8%
PSF-SP PIMCO Total Return Portfolio	14.8%
PSF-Jennison Portfolio (Class I)	14.8%
PSF-SP International Growth Portfolio (Class I)	7.6%

SP International Growth
Five Largest Holdings (% of Net Assets)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.5%
Nintendo Co. Ltd. (Japan)	3.4%
Nestle SA (Switzerland)	3.2%
Roche Holding AG (Switzerland)	3.1%
BG Group PLC (United Kingdom)	2.3%

SP International Value
Five Largest Holdings (% of Net Assets)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.7%
Nestle SA (Switzerland)	2.6%
Novo Nordisk A/S (Class B Stock) (Denmark)	2.4%
Roche Holding AG (Switzerland)	2.3%
Rogers Communications, Inc. (Class B Stock) (Canada)	1.9%

SP Mid Cap Growth
Five Largest Holdings (% of Net Assets)
DeVry, Inc.	2.3%
Strayer Education, Inc.	2.2%
Stericycle, Inc.	2.0%
Myriad Genetics, Inc.	1.9%
WMS Industries, Inc.	1.8%

SP PIMCO High Yield
Allocation (% of Net Assets)
Corporate Bonds	80.0%
Bank Notes	6.0%
U.S. Government Mortgage-Backed Obligations	3.1%
Municipal Bonds	2.5%
Collateralized Mortgage Obligations	1.4%

SP PIMCO Total Return
Allocation (% of Net Assets)
U.S. Government Mortgage-Backed Obligations	73.1%
Corporate Bonds	41.6%
U.S Treasury Obligations	36.3%
Municipal Bonds	6.8%
Collateralized Mortgage Obligations	6.7%

SP Prudential U.S. Emerging Growth
Five Largest Holdings (% of Net Assets)
Annaly Capital Management, Inc.	4.0%
Southwestern Energy Co.	3.4%
NII Holdings, Inc.	3.0%
DaVita, Inc.	3.0%
Iron Mountain, Inc.	2.4%

SP Small Cap Value
Five Largest Holdings (% of Net Assets)
iShares Russell 2000 Value Index Fund	2.0%
Meadowbrook Insurance Group, Inc.	1.2%
Lawson Software, Inc.	1.1%
El Paso Electric Co.	1.1%
Allied World Assurance Holdings Ltd. (Bermuda)	1.0%

SP Strategic Partners Focused Growth
Five Largest Holdings (% of Net Assets)
Gilead Sciences, Inc.	7.1%
QUALCOMM, Inc.	6.3%
Google, Inc. (Class A Stock)	6.3%
Genentech, Inc.	5.3%
Cisco Systems, Inc.	4.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2008

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Six-Month period	Expenses Paid During the Six-Month Period
SP Aggressive Growth Asset Allocation (Class I)	Actual	$1,000.00	$657.60	1.03%	$4.29
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
SP Balanced Asset Allocation (Class I)	Actual	$1,000.00	$772.70	1.12%	$4.99
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69
SP Conservative Asset Allocation (Class I)	Actual	$1,000.00	$839.50	1.22%	$5.64
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19
SP Davis Value (Class I)	Actual	$1,000.00	$676.70	0.82%	$3.46
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17
SP Growth Asset Allocation (Class I)	Actual	$1,000.00	$708.20	1.02%	$4.38
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
SP International Growth (Class I)	Actual	$1,000.00	$563.70	1.01%	$3.97
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
SP International Growth (Class II)	Actual	$1,000.00	$563.50	1.41%	$5.54
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
SP International Value (Class I)	Actual	$1,000.00	$650.50	1.04%	$4.31
	Hypothetical	$1,000.00	$1,019.91	1.04%	$5.28
SP Mid Cap Growth (Class I)	Actual	$1,000.00	$642.30	0.90%	$3.72
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
SP PIMCO High Yield (Class I)	Actual	$1,000.00	$759.00	0.77%	$3.40
	Hypothetical	$1,000.00	$1,021.27	0.77%	$3.91
SP PIMCO Total Return (Class I)	Actual	$1,000.00	$995.80	2.47%	$12.39
	Hypothetical	$1,000.00	$1,012.72	2.47%	$12.50
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$664.70	0.69%	$2.89
	Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2008

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Six-Month period	Expenses Paid During the Six-Month Period
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$664.70	1.09%	$4.56
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53
SP Small Cap Value (Class I)	Actual	$1,000.00	$757.70	0.99%	$4.37
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
SP Strategic Partners Focused Growth (Class I)	Actual	$1,000.00	$657.50	1.30%	$5.42
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60
SP Strategic Partners Focused Growth (Class II)	Actual	$1,000.00	$656.70	1.70%	$7.08
	Hypothetical	$1,000.00	$1,016.59	1.70%	$8.62

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.0%	Shares	Value (Note 2)
Affiliated Mutual Funds
Advanced Series Trust —
Global Real Estate Portfolio(a)	220,612	$1,153,801
Large-Cap Value Portfolio	3,812,326	39,114,462
Marsico Capital Growth Portfolio	1,559,885	19,732,540
Small-Cap Growth Portfolio(a)	313,499	3,511,187
The Prudential Series Fund —
Jennison Portfolio (Class I)	1,343,294	19,732,990
Money Market Portfolio	202	2,022
Natural Resources Portfolio (Class I)	52,055	1,233,705
SP International Growth Portfolio (Class I)	2,651,258	9,146,840
SP International Value Portfolio	1,824,920	9,033,354
SP Small Cap Value Portfolio	508,154	3,861,972

TOTAL LONG-TERM INVESTMENTS (cost $149,241,079)		106,522,873

SHORT-TERM INVESTMENT — 1.1%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,140,231) (Note 4)	1,140,231	1,140,231

TOTAL INVESTMENTS — 100.1% (cost $150,381,310)(b)		107,663,104
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(77,509)

NET ASSETS — 100.0%		$107,585,595

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$107,663,104	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$107,663,104	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large/Mid-Cap Growth	36.6%
Large/Mid-Cap Value	36.4
International Growth	8.5
International Value	8.4
Small-Cap Value	3.6
Small-Cap Growth	3.3
Sector	2.2
Money Market	— (c)

99.0
Short-Term Investment	1.1
Liabilities in excess of other assets	(0.1)

100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Affiliated investments, at value (cost $150,381,310)	$107,663,104
Cash	6,809
Receivable for Series shares sold	51,105
Prepaid expenses	2,119
Dividends receivable	377

Total Assets	107,723,514

LIABILITIES
Payable for investments purchased	70,000
Accrued expenses and other liabilities	41,987
Payable for Series shares repurchased	20,361
Management fee payable	4,394
Deferred trustees’ fees	670
Affiliated transfer agent fee payable	507

Total Liabilities	137,919

NET ASSETS	$107,585,595

Net assets were comprised of:
Paid-in capital	$150,938,716
Retained earnings	(43,353,121)

Net assets, December 31, 2008	$107,585,595

Net asset value and redemption price per share, $107,585,595 / 19,309,062 outstanding shares of beneficial interest	$5.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$1,805,854

EXPENSES
Management fee	79,763
Custodian’s fees and expenses	60,000
Shareholders’ reports	49,000
Audit fee	17,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Transfer agent’s fee and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Insurance expenses	2,000
Miscellaneous	10,596

Total expenses	236,359

NET INVESTMENT INCOME	1,569,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized loss on investment transactions	(12,562,397)
Net capital gain distributions received	10,642,207

(1,920,190)

Net change in unrealized appreciation (depreciation) on investments	(81,110,463)

NET LOSS ON INVESTMENTS	(83,030,653)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(81,461,158)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,569,495	$1,717,713
Net realized gain (loss) on investment transactions	(1,920,190)	17,039,733
Net change in unrealized appreciation (depreciation) on investments	(81,110,463)	(738,074)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(81,461,158)	18,019,372

DISTRIBUTIONS:	(18,757,446)	(11,080,580)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,381,549 and 1,251,048 shares, respectively]	11,065,156	13,719,809
Series shares issued in reinvestment of distributions [2,114,706 and 1,036,537 shares, respectively]	18,757,446	11,080,580
Series shares repurchased [3,291,598 and 2,543,081 shares, respectively]	(27,308,057)	(28,055,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	2,514,545	(3,255,349)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,704,059)	3,683,443
NET ASSETS:
Beginning of year	205,289,654	201,606,211

End of year	$107,585,595	$205,289,654

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.5%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Advanced Series Trust —
Global Real Estate Portfolio(a)	1,168,844	$6,113,054
Large-Cap Value Portfolio	18,116,975	185,880,161
Marsico Capital Growth Portfolio	7,433,798	94,037,544
Small-Cap Growth Portfolio(a)	1,487,869	16,664,130
Western Asset Core Plus Bond Portfolio	6,688,692	63,275,031
The Prudential Series Fund —
Jennison Portfolio (Class I)	6,386,268	93,814,281
Money Market Portfolio	3,555	35,553
Natural Resources Portfolio (Class I)	262,458	6,220,258
SP International Growth Portfolio (Class I)	14,044,654	48,454,056
SP International Value Portfolio	9,490,607	46,978,503
SP PIMCO High Yield Portfolio	697,673	4,674,412
SP PIMCO Total Return Portfolio	23,244,337	257,082,365
SP Small Cap Value Portfolio	2,332,865	17,729,776

TOTAL LONG-TERM INVESTMENTS (cost $1,054,248,010)		840,959,124

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $3,895,359) (Note 4)	3,895,359	3,895,359

TOTAL INVESTMENTS — 100.0% (cost $1,058,143,369)(b)		844,854,483
OTHER ASSETS IN EXCESS OF LIABILITIES		168,309

NET ASSETS — 100.0%		$845,022,792

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$844,854,483	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$844,854,483	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	37.9%
Large/Mid-Cap Growth	22.2
Large/Mid-Cap Value	22.0
International Growth	5.7
International Value	5.6
Small-Cap Value	2.1
Small-Cap Growth	2.0
Sector	1.4
High Yield	0.6
Money Market	—	(c)

	99.5
Short-Term Investment	0.5
Other assets in excess of liabilities	—	(c)

	100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Affiliated investments, at value (cost $1,058,143,369)	$844,854,483
Cash	6,438
Receivable for investments sold	1,700,017
Prepaid expenses	14,866
Dividends receivable	1,461
Receivable for Series shares sold	1,180

Total Assets	846,578,445

LIABILITIES
Payable for investments purchased	1,300,001
Payable for Series shares repurchased	177,979
Accrued expenses and other liabilities	41,729
Management fee payable	34,651
Deferred trustees’ fees	825
Transfer agent fee payable	468

Total Liabilities	1,555,653

NET ASSETS	$845,022,792

Net assets were comprised of:
Paid-in capital	$1,028,087,844
Retained earnings	(183,065,052)

Net assets, December 31, 2008	$845,022,792

Net asset value and redemption price per share, $845,022,792 / 108,103,476 outstanding shares of beneficial interest	$7.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$25,762,393

EXPENSES
Management fee	571,785
Shareholders’ reports	68,000
Custodian’s fees and expenses	57,000
Audit fee	17,000
Insurance expenses	15,000
Trustees’ fees	8,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Transfer agent’s fee and expenses (including affiliated expense of $2,700) (Note 4)	3,000
Miscellaneous	7,367

Total expenses	759,152

NET INVESTMENT INCOME	25,003,241

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized loss on investment transactions	(40,204,556)
Net capital gain distributions received	46,843,031

6,638,475

Net change in unrealized appreciation (depreciation) on investments	(399,640,992)

NET LOSS ON INVESTMENTS	(393,002,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(367,999,276)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$25,003,241	$28,163,670
Net realized gain (loss) on investments	6,638,475	85,374,112
Net change in unrealized appreciation (depreciation) on investments	(399,640,992)	12,573,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(367,999,276)	126,111,223

DISTRIBUTIONS	(113,537,782)	(69,161,551)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,614,224 and 2,822,407 shares, respectively]	16,097,836	33,772,326
Series shares issued in reinvestment of distributions [10,927,602 and 5,792,424 shares, respectively]	113,537,782	69,161,551
Series shares repurchased [19,930,907 and 14,463,180 shares, respectively]	(194,105,168)	(175,165,503)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(64,469,550)	(72,231,626)

TOTAL DECREASE IN NET ASSETS	(546,006,608)	(15,281,954)
NET ASSETS:
Beginning of year	1,391,029,400	1,406,311,354

End of year	$845,022,792	$1,391,029,400

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.6%	Shares	Value (Note 2)
Affiliated Mutual Funds
Advanced Series Trust —
Global Real Estate Portfolio(a)	360,396	$1,884,871
Large Cap Value	6,048,930	62,062,022
Marsico Capital Growth Portfolio	2,508,071	31,727,103
Small Cap Growth Portfolio(a)	505,308	5,659,453
Western Asset Core Plus Bond Portfolio	5,146,262	48,683,640
The Prudential Series Fund —
Jennison Portfolio (Class I)	2,146,612	31,533,731
Money Market Portfolio	23,699	236,993
Natural Resources Portfolio (Class I)	78,883	1,869,532
SP International Growth Portfolio (Class I)	4,557,686	15,724,016
SP International Value Portfolio	3,021,872	14,958,265
SP PIMCO High Yield Portfolio	330,386	2,213,588
SP PIMCO Total Return Portfolio	17,880,398	197,757,203
SP Small Cap Value Portfolio	775,793	5,896,027

TOTAL LONG-TERM INVESTMENTS (cost $486,999,609)		420,206,444

SHORT-TERM INVESTMENT — 0.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,687,981) (Note 4)	1,687,981	1,687,981

TOTAL INVESTMENTS — 100.0% (cost $488,687,590)(b)		421,894,425
LIABILITIES IN EXCESS OF OTHER ASSETS		(94,087)

NET ASSETS — 100.0%		$421,800,338

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$421,894,425	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$421,894,425	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Core Bonds	58.4%
Large/Mid-Cap Growth	15.0
Large/Mid-Cap Value	14.7
International Growth	3.7
International Value	3.6
Small-Cap Value	1.4
Small-Cap Growth	1.3
Sector	0.9
High Yield	0.5
Money Market	0.1

99.6
Short-Term Investment	0.4
Liabilities in excess of other assets	— (c)

100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Affiliated investments, at value (cost $488,687,590)	$421,894,425
Cash	6,465
Receivable for investments sold	800,086
Prepaid expenses and other assets	6,849
Receivable for Series shares sold	3,935
Dividends receivable	627

Total Assets	422,712,387

LIABILITIES
Payable for Series shares repurchased	454,210
Payable for investments purchased	400,008
Accrued expenses and other liabilities	39,195
Management fee payable	17,392
Deferred trustees’ fees	769
Affiliated transfer agent fee payable	475

Total Liabilities	912,049

NET ASSETS	$421,800,338

Net assets were comprised of:
Paid-in capital	$477,462,031
Retained earnings	(55,661,693)

Net assets, December 31, 2008	$421,800,338

Net asset value and redemption price per share, $421,800,338 / 47,458,627 outstanding shares of beneficial interest	$8.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$15,228,385

EXPENSES
Management fee	268,064
Custodian’s fees and expenses	56,000
Shareholders’ reports	48,000
Audit fee	17,000
Legal fees and expenses	8,000
Trustees’ fees	8,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fees and expenses (including affiliated expense of $2,700) (Note 4)	3,000
Miscellaneous	8,471

Total expenses	426,535

NET INVESTMENT INCOME	14,801,850

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized loss on investments	(17,419,708)
Net capital gain distributions received	14,441,790

(2,977,918)

Net change in unrealized appreciation (depreciation) on investments	(129,232,252)

NET LOSS ON INVESTMENTS	(132,210,170)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,408,320)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,801,850	$16,780,695
Net realized gain (loss) on investments	(2,977,918)	27,871,601
Net change in unrealized appreciation (depreciation) on investments	(129,232,252)	11,875,158

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(117,408,320)	56,527,454

DISTRIBUTIONS:	(44,652,296)	(32,125,621)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,279,452 and 1,460,726 shares, respectively]	14,143,074	17,545,432
Series shares issued in reinvestment of distributions [4,149,842 and 2,686,089 shares, respectively]	44,652,296	32,125,621
Series shares repurchased [9,358,699 and 7,029,208 shares, respectively]	(96,271,253)	(85,525,482)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(37,475,883)	(35,854,429)

TOTAL DECREASE IN NET ASSETS	(199,536,499)	(11,452,596)
NET ASSETS:
Beginning of year	621,336,837	632,789,433

End of year	$421,800,338	$621,336,837

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.9%
COMMON STOCKS — 95.8%	Shares	Value (Note 2)

Automobile Retailers — 0.4%
CarMax, Inc.*(a)	81,600	$643,008

Beverages — 2.3%
Diageo PLC, ADR (United Kingdom)	42,800	2,428,472
Heineken Holding NV (Netherlands)	51,206	1,452,758

		3,881,230

Broadcasting — 1.1%
Grupo Televisa SA, ADR (Mexico)	117,000	1,747,980

Business Services — 1.8%
Iron Mountain, Inc.*(a)	120,300	2,975,019

Chemicals — 0.5%
Monsanto Co.	11,500	809,025

Commercial Banks — 1.9%
Bank of New York Mellon Corp. (The)	111,800	3,167,294

Computers — 1.4%
Dell, Inc.*	52,600	538,624
Hewlett-Packard Co.	51,200	1,858,048

		2,396,672

Containers & Packaging — 1.6%
Sealed Air Corp.	177,810	2,656,481

Cosmetics & Toiletries — 0.3%
Avon Products, Inc.	20,800	499,824

Diversified Financial Services — 0.8%
E*Trade Financial Corp.*(a)	16,200	18,630
Goldman Sachs Group, Inc. (The)	6,620	558,662
Merrill Lynch & Co., Inc.	61,462	715,417

		1,292,709

Diversified Metals — 0.5%
BHP Billiton PLC (United Kingdom)	30,300	563,717
Rio Tinto PLC (United Kingdom)	10,800	231,363

		795,080

Electric — 0.2%
AES Corp. (The)*	42,800	352,672

Electrical Equipment — 0.1%
ABB Ltd., ADR (Switzerland)	15,750	236,408

Electronic Equipment & Instruments — 1.2%
Agilent Technologies, Inc.*	78,740	1,230,706
Tyco Electronics Ltd.(a)	46,378	751,788

		1,982,494

Entertainment & Leisure — 0.8%
Harley-Davidson, Inc.(a)	74,900	1,271,053

Environmental Control — 0.4%
Sino-Forest Corp. (Canada)*(g)	92,200	737,152

Financial – Bank & Trust — 0.2%
Wachovia Corp.	56,407	312,495

Financial Services — 10.0%
American Express Co.(a)	214,860	3,985,653
Ameriprise Financial, Inc.	38,160	891,418
Discover Financial Services	12,000	114,360
H&R Block, Inc.	116,800	2,653,696
Moody’s Corp.(a)	50,900	1,022,581
State Street Corp.	6,180	243,059
Visa, Inc. (Class A Stock)	6,590	345,646
Wells Fargo & Co.(a)	247,500	7,296,300

		16,552,713

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing — 0.1%
Whole Foods Market, Inc.(a)	15,600	$147,264

Foods — 0.3%
Hershey Co. (The)	11,960	415,490

Healthcare Providers & Services — 2.6%
Cardinal Health, Inc.	36,400	1,254,708
Express Scripts, Inc.*	28,000	1,539,440
UnitedHealth Group, Inc.	54,900	1,460,340

		4,254,488

Household Durables — 0.3%
Garmin Ltd. (Cayman Islands)	11,000	210,870
Hunter Douglas NV (Netherlands)	8,453	276,127

		486,997

Household Products — 1.7%
Procter & Gamble Co.	45,030	2,783,755

Industrial Conglomerates — 1.1%
Siemens AG (Germany)	10,200	746,922
Tyco International Ltd. (Bermuda)	46,228	998,525

		1,745,447

Insurance — 12.1%
American International Group, Inc.(a)	191,320	300,372
Berkshire Hathaway, Inc. (Class A Stock)*	86	8,307,600
Hartford Financial Service Group, Inc. (The)(a)	34,400	564,848
Loews Corp.	131,400	3,712,050
Markel Corp.*(a)	534	159,666
MBIA, Inc.*(a)	12,900	52,503
NIPPONKOA Insurance Co. Ltd. (Japan)	171,800	1,336,570
Principal Financial Group, Inc.(a)	15,200	343,064
Progressive Corp. (The)(a)	229,000	3,391,490
Sun Life Financial, Inc. (Canada)	9,100	210,574
Transatlantic Holdings, Inc.	39,075	1,565,345

		19,944,082

Internet & Catalog Retail — 0.1%
Liberty Media Holding Corp. — Interactive (Class A Stock)*	38,925	121,446

Internet Services — 0.9%
eBay, Inc.*(a)	23,400	326,664
Google, Inc. (Class A Stock)*	3,950	1,215,218

		1,541,882

Internet Software & Services — 0.5%
Amazon.com, Inc.*(a)	15,700	805,096

Investment Firms — 4.6%
Citigroup, Inc.(a)	53,270	357,442
JPMorgan Chase & Co.	224,516	7,078,989
Morgan Stanley(a)	8,000	128,320

		7,564,751

Machinery — 0.3%
PACCAR, Inc.(a)	18,820	538,252

Materials — 1.2%
Martin Marietta Materials, Inc.(a)	21,100	2,048,388

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP DAVIS VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 3.9%
Comcast Corp. (Special Class A Stock)	247,870	$4,003,101
Liberty Media Corp. — Entertainment (Class A Stock)*	31,100	543,628
News Corp. (Class A Stock)	211,300	1,920,717

		6,467,446

Media & Entertainment
WPP PLC, ADR (United Kingdom)	1,300	38,467

Metals & Mining — 0.6%
China Coal Energy Co. (Class H Stock) (Hong Kong)	1,140,700	921,863

Mining — 0.9%
Vulcan Materials Co.(a)	21,100	1,468,138

Multi-Line Retail — 0.1%
Sears Holdings Corp.*(a)	2,550	99,119

Oil, Gas & Consumable Fuels — 16.7%
Canadian Natural Resources Ltd. (Canada)(a)	60,600	2,422,788
ConocoPhillips	136,468	7,069,043
Devon Energy Corp.	83,640	5,495,984
EOG Resources, Inc.	71,170	4,738,499
Occidental Petroleum Corp.	113,900	6,832,861
OGX Petroleo E Gas Participacoes SA (Brazil)*	800	180,449
Transocean Ltd.*(a)	18,808	888,678

		27,628,302

Pharmaceuticals — 1.8%
Johnson & Johnson	17,500	1,047,025
Schering-Plough Corp.	116,600	1,985,698

		3,032,723

Real Estate Investment Trust — 0.5%
Brookfield Asset Management, Inc. (Canada)(a)	54,400	830,688

Real Estate Operation & Development — 0.4%
Hang Lung Group Ltd. (Hong Kong)	240,000	733,163

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising — 8.1%
Bed Bath & Beyond, Inc.*(a)	59,000	$1,499,780
Costco Wholesale Corp.	159,900	8,394,750
CVS Caremark Corp.	119,910	3,446,213

		13,340,743

Semiconductors & Semiconductor Equipment — 1.4%
Texas Instruments, Inc.	146,400	2,272,128

Software — 3.3%
Dun & Bradstreet Corp. (The)(a)	28,600	2,207,920
Microsoft Corp.	168,280	3,271,363

		5,479,283

Specialty Retail — 0.6%
Lowe’s Cos., Inc.	42,800	921,056

Telecommunications — 0.7%
Cisco Systems, Inc.*	56,400	919,320
Sprint Nextel Corp.*	158,000	289,140

		1,208,460

Tobacco — 3.3%
Altria Group, Inc.	6,300	94,878
Philip Morris International, Inc.	123,665	5,380,664

		5,475,542

Transportation — 2.2%
China Merchants Holdings International Co. Ltd. (Hong Kong)	606,359	1,184,178
China Shipping Development Co. Ltd. (Class H Stock) (Hong Kong)	426,000	429,286
COSCO Pacific Ltd. (Hong Kong)	409,200	420,725
Kuehne & Nagel International AG (Switzerland)	11,745	745,408
United Parcel Service, Inc. (Class B Stock)	16,800	926,688

		3,706,285

TOTAL COMMON STOCKS (cost $176,783,037)		158,330,053

	Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
CONVERTIBLE BOND — 0.1%
Environmental Control
Sino-Forest Corp. (Canada) (cost $357,000)	5.00%	08/01/13	Ba2	$357	253,470

TOTAL LONG-TERM INVESTMENTS (cost $177,140,037)					158,583,523

				Shares
SHORT-TERM INVESTMENT — 20.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $33,614,237; includes $27,227,346 of cash collateral for securities on loan)(b)(w) (Note 4)				33,614,237	33,614,237

TOTAL INVESTMENTS(o) — 116.3% (cost $210,754,274)					192,197,760
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.3)%					(26,886,488)

NET ASSETS — 100.0%					$165,311,272

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP DAVIS VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $26,902,847; cash collateral of $27,227,346 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on December 31, 2008. Collateral was subsequently received on January 2, 2009 and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(o)	As of December 31, 2008, 6 securities representing $5,025,786 and 3.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	186,918,504	—
Level 2—Other Significant Observable Inputs	5,279,256	—
Level 3—Significant Unobservable Inputs	—	—

Total	192,197,760	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (16.5% represents investments purchased with collateral from securities on loan)	20.4%
Oil, Gas & Consumable Fuels	16.7
Insurance	12.1
Financial Services	10.0
Retail & Merchandising	8.1
Investment Firms	4.6
Media	3.9
Software	3.3
Tobacco	3.3
Healthcare Providers & Services	2.6
Beverages	2.3
Transportation	2.2
Commercial Banks	1.9
Pharmaceuticals	1.8
Business Services	1.8
Household Products	1.7
Containers & Packaging	1.6
Computers	1.4
Semiconductors & Semiconductor Equipment	1.4
Materials	1.2
Electronic Equipment & Instruments	1.2
Broadcasting	1.1
Industrial Conglomerates	1.1
Internet Services	0.9
Mining	0.9
Diversified Financial Services	0.8
Entertainment & Leisure	0.8
Telecommunications	0.7
Metals & Mining	0.6
Specialty Retail	0.6
Real Estate Investment Trusts	0.5
Chemicals	0.5
Internet Software & Services	0.5
Diversified Metals	0.5
Environmental Control	0.5
Real Estate Operation & Development	0.4
Automobile Retailers	0.4
Machinery	0.3
Cosmetics & Toiletries	0.3
Household Durables	0.3
Foods	0.3
Electric	0.2
Financial – Bank & Trust	0.2
Electrical Equipment	0.1
Food & Staples Retailing	0.1
Internet & Catalog Retail	0.1
Multi-Line Retail	0.1

116.3
Liabilities in excess of other assets	(16.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP DAVIS VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value, including securities on loan of $26,902,847:
Unaffiliated investments (cost $177,140,037)	$158,583,523
Affiliated investments (cost $33,614,237)	33,614,237
Cash	114,724
Receivable for investments sold	203,826
Dividends and interest receivable	203,357
Tax reclaim receivable	34,199
Prepaid expenses	2,368
Receivable for Series shares sold	1,328

Total Assets	192,757,562

LIABILITIES
Collateral for securities on loan	27,227,346
Management fee payable	102,032
Payable for Series shares repurchased	67,008
Accrued expenses and other liabilities	46,838
Deferred trustees’ fees	2,250
Transfer agent fees payable	816

Total Liabilities	27,446,290

NET ASSETS	$165,311,272

Net assets were comprised of:
Paid-in capital	$185,513,425
Retained earnings	(20,202,153)

Net assets, December 31, 2008	$165,311,272

Net asset value and redemption price per share, $165,311,272 / 24,598,906 outstanding shares of beneficial interest	$6.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $43,669 foreign withholding tax)	$4,198,328
Affiliated income from securities lending, net	447,060
Affiliated dividend income	113,666
Interest income	7,486

4,766,540

EXPENSES
Management fee	1,833,940
Custodian’s fees and expenses	85,000
Shareholders’ reports	30,000
Audit fee	17,000
Trustees’ fees	12,000
Legal fees and expenses	7,000
Insurance expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000) (Note 4)	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	8,567

Total expenses	2,001,507

NET INVESTMENT INCOME	2,765,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(4,163,184)
Foreign currency transactions	(27,509)

(4,190,693)

Net change in unrealized appreciation (depreciation) on:
Investments	(113,461,211)
Foreign currencies	1,942

(113,459,269)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(117,649,962)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(114,884,929)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,765,033	$3,606,228
Net realized gain (loss) on investment and foreign currency transactions	(4,190,693)	15,360,261
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(113,459,269)	(4,117,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(114,884,929)	14,849,317

DISTRIBUTIONS	(18,966,489)	(13,230,456)

SERIES SHARE TRANSACTIONS:
Series shares sold [892,207 and 1,130,984 shares, respectively]	8,010,655	13,913,747
Series shares issued in reinvestment of distributions [1,787,605 and 1,113,675 shares, respectively]	18,966,489	13,230,457
Series shares repurchased [3,833,951 and 3,844,986 shares, respectively]	(36,829,057)	(47,719,907)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(9,851,913)	(20,575,703)

TOTAL DECREASE IN NET ASSETS	(143,703,331)	(18,956,842)
NET ASSETS:
Beginning of year	309,014,603	327,971,445

End of year	$165,311,272	$309,014,603

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 99.6%
	Shares	Value (Note 2)
Affiliated Mutual Funds
Advanced Series Trust
Global Real Estate Portfolio(a)	1,203,008	$6,291,734
Large Cap Value Portfolio	19,824,506	203,399,430
Marsico Capital Growth Portfolio	8,153,753	103,144,973
Small Cap Growth Portfolio(a)	1,603,756	17,962,065
Western Asset Core Plus Bond Portfolio	2,585,528	24,459,091
The Prudential Series Fund
Jennison Portfolio (Class I)	6,988,920	102,667,240
Money Market Portfolio	6,423	64,228
Natural Resources Portfolio (Class I)	290,144	6,876,413
SP International Growth Portfolio (Class I)	15,288,545	52,745,480
SP International Value Portfolio	10,427,601	51,616,627
SP PIMCO High Yield Portfolio	275,898	1,848,517
SP PIMCO Total Return Portfolio	9,286,852	102,712,579
SP Small Cap Value Portfolio	2,379,302	18,082,692

TOTAL LONG-TERM INVESTMENTS (cost $938,360,270)		691,871,069

SHORT-TERM INVESTMENT — 0.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $3,379,366) (Note 4)	3,379,366	3,379,366

TOTAL INVESTMENTS — 100.1% (cost $941,739,636)(b)		695,250,435
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(410,578)

NET ASSETS — 100.0%		$694,839,857

(a)	Non-income producing security.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$695,250,435	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$695,250,435	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Investment Type
Large/Mid-Cap Growth	29.6%
Large/Mid-Cap Value	29.3
Core Bonds	18.3
International Growth	7.6
International Value	7.4
Small-Cap Growth	2.6
Small-Cap Value	2.6
Sector	1.9
High Yield	0.3

99.6
Short-Term Investment	0.5
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Affiliated investments, at value (cost $941,739,636)	$695,250,435
Cash	6,315
Receivable for investments sold	2,000,027
Receivable for Series shares sold	29,255
Prepaid expenses	13,018
Dividends receivable	1,426

Total Assets	697,300,476

LIABILITIES
Payable for investments purchased	2,000,002
Payable for Series shares repurchased	393,599
Accrued expenses and other liabilities	37,273
Management fee payable	28,465
Deferred trustees’ fees	804
Affiliated transfer agent fee payable	476

Total Liabilities	2,460,619

NET ASSETS	$694,839,857

Net assets were comprised of:
Paid-in capital	$916,931,814
Retained earnings	(222,091,957)

Net assets, December 31, 2008	$694,839,857

Net asset value and redemption price per share, $694,839,857 / 105,306,279 outstanding shares of beneficial interest	$6.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Affiliated dividend income	$16,220,538

EXPENSES
Management fee	496,428
Shareholders’ reports	64,000
Custodian’s fees and expenses	55,000
Audit fee	17,000
Insurance expenses	14,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fee and expenses (including affiliated expense of $2,000) (Note 4)	2,000
Miscellaneous	8,507

Total expenses	673,935

NET INVESTMENT INCOME	15,546,603

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized loss on investment transactions	(44,164,900)
Net capital gain distributions received	54,332,235

10,167,335

Net change in unrealized appreciation (depreciation) on investments	(450,725,970)

NET LOSS ON INVESTMENTS	(440,558,635)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(425,012,032)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,546,603	$16,936,925
Net realized gain on investment transactions	10,167,335	99,207,694
Net change in unrealized appreciation (depreciation) on investments	(450,725,970)	(1,774,234)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(425,012,032)	114,370,385

DISTRIBUTIONS	(116,144,619)	(62,515,434)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,093,662 and 4,149,530 shares, respectively]	27,735,159	48,388,069
Series shares issued in reinvestment of distributions [11,998,411 and 5,426,687 shares, respectively]	116,144,619	62,515,434
Series shares repurchased [17,822,457 and 16,523,123 shares, respectively]	(160,542,195)	(193,998,790)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(16,662,417)	(83,095,287)

TOTAL DECREASE IN NET ASSETS	(557,819,068)	(31,240,336)
NET ASSETS:
Beginning of year	1,252,658,925	1,283,899,261

End of year	$694,839,857	$1,252,658,925

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS	Shares	Value (Note 2)

Australia — 4.9%
BHP Billiton Ltd., ADR(a)	28,830	$1,236,807
CSL Ltd.	87,397	2,060,982
Macquarie Group Ltd.	44,245	897,967
QBE Insurance Group Ltd.	157,434	2,845,354
Woolworths Ltd.	172,668	3,219,603
WorleyParsons Ltd.	47,711	475,963

		10,736,676

Bermuda — 0.4%
Credicorp Ltd.	18,700	934,252

Brazil — 3.0%
BM&FBOVESPA SA	243,526	628,656
Gafisa SA	101,400	456,126
LLX Logistica SA*	50,700	32,829
MMX Mineracao e Metalicos SA*	62,800	74,595
Petroleo Brasileiro SA (PRFC Shares)	121,100	1,186,074
Petroleo Brasileiro SA, ADR	85,438	2,092,377
Unibanco — Uniao de Bancos Brasileiros SA, GDR	24,862	1,606,582
Weg SA	90,900	487,243

		6,564,482

Canada — 4.4%
Canadian National Railway Co.(a)	61,319	2,254,086
Research In Motion Ltd.*	5,798	235,283
Rogers Communications, Inc. (Class B Stock)	144,876	4,294,057
Shoppers Drug Mart Corp.	73,300	2,853,029

		9,636,455

Chile
Centros Comerciales Sudamericanos SA, ADR, 144A*	1,578	33,616

China — 2.3%
China Life Insurance Co. Ltd. (Class H Stock)	666,000	2,046,273
China Merchants Bank Co. Ltd. (Class H Stock)	705,000	1,319,107
China Oilfield Services Ltd. (Class H Stock)	1,214,000	991,141
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,148,000	609,492

		4,966,013

Czech Republic — 0.6%
CEZ A/S	32,746	1,330,713

Denmark — 3.3%
Novo Nordisk A/S (Class B Stock)	81,611	4,130,350
Vestas Wind Systems A/S*	54,508	3,089,498

		7,219,848

Finland — 0.5%
Nokia Oyj	63,977	987,135

France — 6.6%
Accor SA	27,305	1,332,608
Alstom SA	59,186	3,453,751

COMMON STOCKS (continued)	Shares	Value (Note 2)

France (continued)
AXA SA	104,852	$2,309,397
BNP Paribas	21,745	914,354
Cie Generale de Geophysique-Veritas*	34,194	503,832
Eurazeo	17,690	824,992
Iliad SA	17,775	1,531,902
JC Decaux SA	29,652	506,771
Veolia Environnement	94,373	2,912,261

		14,289,868

Germany — 3.5%
Bayerische Motoren Werke AG	20,957	629,526
Beiersdorf AG	39,984	2,334,345
E.ON AG	72,436	2,863,608
Linde AG	20,050	1,668,046

		7,495,525

Hong Kong — 2.0%
Cheung Kong Holdings Ltd.	78,000	744,091
CNOOC Ltd.	2,141,800	2,037,227
Esprit Holdings Ltd.	152,000	866,158
Noble Group Ltd.	1,012,000	724,857

		4,372,333

India — 2.7%
ICICI Bank Ltd., ADR(a)	147,254	2,834,639
Infosys Technologies Ltd., ADR	72,746	1,787,369
Vedanta Resources PLC	141,654	1,245,402

		5,867,410

Indonesia — 0.4%
Bank Rakyat Indonesia	2,282,000	970,424

Ireland — 0.3%
Ryanair Holdings PLC, ADR*(a)	25,917	753,666

Israel — 3.5%
Teva Pharmaceutical Industries Ltd., ADR(a)	176,513	7,514,158

Italy — 1.3%
Saipem SpA	168,361	2,766,232

Japan — 9.5%
Aeon Mall Co. Ltd.	61,500	1,188,896
Daikin Industries Ltd.	28,200	741,618
Daiwa Securities Group, Inc.	140,000	840,465
Fast Retailing Co. Ltd.	8,300	1,217,883
Honda Motor Co. Ltd.	32,200	685,818
Jupiter Telecommunications Co. Ltd.	3,478	3,620,044
Marubeni Corp.	290,000	1,110,282
Mizuho Financial Group, Inc.	264	761,640
Nintendo Co. Ltd.	19,500	7,451,958
Panasonic Corp.	17,000	208,968
Sumitomo Realty & Development Co. Ltd.	10,000	150,321
Suruga Bank Ltd.	81,000	804,704
Terumo Corp.	40,200	1,883,187

		20,665,784

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Mexico — 1.6%
Cemex SAB de CV, ADR*(a)	147,575	$1,348,836
Wal-Mart de Mexico SAB de CV (Class V Stock)	760,300	2,031,346

		3,380,182

Netherlands — 1.6%
Heineken NV	58,539	1,782,046
Qaigen NV*	94,777	1,629,680

		3,411,726

Singapore — 0.2%
CapitaLand Ltd.	76,000	165,827
Singapore Airlines Ltd.	41,000	322,462

		488,289

South Africa — 1.6%
MTN Group Ltd.	183,434	2,152,795
Naspers Ltd. (Class N Stock)	75,400	1,355,895

		3,508,690

Spain — 4.3%
Banco Santander SA	259,782	2,437,488
Gamesa Corp. Tecnologica SA	78,928	1,397,752
Iberdrola Renovables SA*	482,500	2,045,628
Industria de Diseno Textil SA	45,235	1,969,992
Telefonica SA	64,037	1,410,879

		9,261,739

Sweden — 0.2%
Hennes & Mauritz AB (Class B Stock)	8,664	334,708

Switzerland — 16.3%
ABB Ltd.*	280,942	4,112,441
Actelion Ltd.*	45,696	2,550,235
Compagnie Financiere Richemont SA (Class A stock)	17,358	330,737
Credit Suisse Group AG	133,020	3,561,864
Julius Baer Holding AG	27,054	1,016,225
Lonza Group AG	23,674	2,169,774
Nestle SA	176,926	6,915,133
Roche Holding AG	44,220	6,751,303
SGS SA	1,816	1,876,826
Synthes, Inc.	17,976	2,253,017
Zurich Financial Services AG	17,408	3,712,703

		35,250,258

Taiwan — 1.4%
Hon Hai Precision Industry Co. Ltd.	491,750	969,613
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	257,950	2,037,805

		3,007,418

United Arab Emirates — 0.3%
DP World Ltd.	1,682,540	656,191

United Kingdom — 18.0%
AMEC PLC	120,040	850,427
Amlin PLC	74,836	384,654
Autonomy Corp. PLC*	107,510	1,469,987
BAE Systems PLC	698,868	3,785,581

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
BG Group PLC	361,895	$4,979,419
BP PLC	161,294	1,219,799
British Sky Broadcasting Group PLC	256,854	1,772,604
Capita Group PLC (The)	272,907	2,895,711
HSBC Holdings PLC	68,439	651,397
Petrofac Ltd.	104,948	522,077
Reckitt Benckiser Group PLC	132,645	4,916,521
Rolls-Royce Group PLC*	687,777	3,317,602
Rolls-Royce Group PLC (Class C Stock)	37,316,822	53,652
Rotork PLC	56,400	641,821
Standard Chartered PLC	187,885	2,363,656
Tesco PLC	381,216	1,973,139
Tullow Oil PLC	243,894	2,312,598
Vodafone Group PLC	2,433,038	4,862,368

		38,973,013

United States — 0.7%
Las Vegas Sands Corp.*	104,338	618,725
Transocean Ltd.*	21,057	994,943

		1,613,668

TOTAL LONG-TERM INVESTMENTS (cost $251,783,107)		206,990,472

SHORT-TERM INVESTMENT — 9.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund —Taxable Money Market Series (cost $21,057,735; includes $10,455,867 of cash collateral for securities on loan)(b)(w)(Note 4)	21,057,735	21,057,735

TOTAL INVESTMENTS(o) — 105.1% (cost $272,840,842)		228,048,207
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.1)%		(11,148,317)

NET ASSETS — 100.0%		$216,899,890

The following abbreviations are used in Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $10,185,581; cash collateral of $10,455,867 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2008, 30 securities representing $41,932,325 and 19.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

(x)	Liabilities in excess of other assets includes net unrealized depreciation on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Japanese Yen, Expiring 03/17/09	JPY 117,955	$1,316,977	$1,303,308	$(13,669)

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Japanese Yen, Expiring 03/17/09	JPY 117,955	$1,279,650	$1,303,308	$(23,658)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$186,115,882	—
Level 2—Other Significant Observable Inputs	41,170,685	$(37,327)
Level 3—Significant Unobservable Inputs	761,640	—

Total	$228,048,207	$(37,327)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	(270,576)
Change in unrealized appreciation (depreciation)	(406,848)
Net purchases (sales)	1,439,064
Transfers in and/or out of Level 3	—

Balance as of 12/31/08	$761,640

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Pharmaceuticals	11.4%
Oil, Gas & Consumable Fuels	11.0
Affiliated Money Market Mutual Fund (4.8% represents investments purchased with collateral from securities on loan)	9.7
Financial Services	8.5
Foods	5.6
Insurance	5.2
Media	4.3
Entertainment & Leisure	3.6
Retail & Merchandising	3.4
Commercial Banks	2.7
Computers	2.3
Consumer Products & Services	2.3
Utilities	2.2
Wireless Telecommunication Services	2.2
Commercial Services	2.2
Telecommunications	2.2
Automobile Manufacturers	2.1
Medical Supplies & Equipment	2.1
Aerospace	1.8
Diversified Machinery	1.6
Real Estate Investment Trusts	1.5
Electronic Components & Equipment	1.4
Water	1.4
Diversified Resources	1.0
Construction	1.0
Chemicals	1.0
Engineering/Construction	1.0
Semiconductors	0.9
Hotels, Restaurants & Leisure	0.9
Healthcare Products	0.9
Beverages	0.8
Broadcasting	0.8
Equipment Services	0.7
Metals & Mining	0.6
Electric – Generation	0.6
Mineral Resources	0.6
Clothing & Apparel	0.6
Conglomerates	0.5
Computer Hardware	0.5
Airlines	0.4
Building Products	0.3
Transportation	0.3
Instruments – Controls	0.3
Advertising	0.2
Machinery	0.2
Building & Construction	0.2
Electronic Components	0.1

105.1
Liabilities in excess of other assets	(5.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value, including securities on loan of $10,185,581:
Unaffiliated investments (cost $251,783,107)	$206,990,472
Affiliated investments (cost $21,057,735)	21,057,735
Foreign currency, at value (cost $1,467,321)	1,402,412
Tax reclaim receivable	1,064,764
Receivable for investments sold	293,108
Dividends and interest receivable	271,305
Receivable for Series shares sold	172,119
Prepaid expenses	6,183

Total Assets	231,258,098

LIABILITIES
Collateral for securities on loan	10,455,867
Payable to custodian	2,790,105
Payable for investments purchased	745,031
Accrued expenses and other liabilities	149,673
Management fee payable	149,193
Unrealized depreciation on foreign currency forward contracts	37,327
Payable for Series shares repurchased	26,718
Distribution fee payable	1,844
Affiliated transfer agent fees payable	1,343
Administration fee payable	1,107

Total Liabilities	14,358,208

NET ASSETS	$216,899,890

Net assets were comprised of:
Paid-in capital	$339,057,305
Retained earnings	(122,157,415)

Net assets, December 31, 2008	$216,899,890

Class I:
Net asset value and redemption price per share, $207,484,424 / 60,096,744 outstanding shares of beneficial interest	$3.45

Class II:
Net asset value and redemption price per share, $9,415,466 / 2,791,749 outstanding shares of beneficial interest	$3.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $626,489 foreign withholding tax)	$8,057,626
Affiliated dividend income	433,692
Affiliated income from securities lending, net	84,356

8,575,674

EXPENSES
Management fee	3,093,178
Distribution fee—Class II	57,681
Administration fee—Class II	34,608
Custodian’s fees and expenses	341,000
Shareholders’ reports	54,000
Audit fee	23,000
Trustees’ fees	15,000
Loan interest expense (Note 8)	12,390
Transfer agent’s fees and expenses (including affiliated expense of $7,600) (Note 4)	8,000
Legal fees and expenses	8,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	29,174

Total expenses	3,681,031

NET INVESTMENT INCOME	4,894,643

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(73,182,868)
Foreign currency transactions	(818,127)

(74,000,995)

Net change in unrealized appreciation (depreciation) on:
Investments	(161,029,792)
Foreign currencies	(165,228)

(161,195,020)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(235,196,015)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(230,301,372)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,894,643	$5,658,929
Net realized gain (loss) on investment and foreign currency transactions	(74,000,995)	70,009,392
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(161,195,020)	14,904,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(230,301,372)	90,573,000

DISTRIBUTIONS
Class I	(70,133,161)	(69,883,162)
Class II	(5,535,160)	(4,307,436)

TOTAL DISTRIBUTIONS	(75,668,321)	(74,190,598)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	53,349,858	100,653,807
Series shares issued in reinvestment of distributions	75,668,321	74,190,598
Series shares repurchased	(137,692,011)	(139,468,986)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(8,673,832)	35,375,419

TOTAL INCREASE (DECREASE) IN NET ASSETS	(314,643,525)	51,757,821
NET ASSETS:
Beginning of year	531,543,415	479,785,594

End of year	$216,899,890	$531,543,415

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 90.9%
COMMON STOCKS — 90.9%	Shares	Value (Note 2)

Australia — 1.4%
Amcor Ltd.	93,400	$379,559
AWB Ltd.	227,800	406,048
BlueScope Steel Ltd.	104,200	256,009
Centennial Coal Co. Ltd.	149,800	350,981
Foster’s Group Ltd.	50,700	194,996
Gloucester Coal Ltd.	38,900	106,506
Goodman Fielder Ltd.	193,500	179,879
National Australia Bank Ltd.	20,000	294,033
OZ Minerals Ltd.	148,479	52,795
Pacific Brands Ltd.	231,100	69,679
Qantas Airways Ltd.	393,600	725,131
Tabcorp Holdings Ltd.	62,000	303,341

		3,318,957

Austria — 0.1%
Voestalpine AG	12,200	255,057

Belgium — 0.1%
AGFA-Gevaert NV*	39,400	101,868
Dexia NV/SA	24,800	110,314
Fortis	22,100	28,539

		240,721

Brazil — 1.1%
Empresa Brasileira de Aeronautica SA, ADR	78,300	1,269,243
Redecard SA	113,600	1,251,938

		2,521,181

Canada — 4.6%
Canadian National Railway Co.	71,000	2,575,439
Canadian Natural Resources Ltd.	52,200	2,061,361
Canadian Oil Sands Trust	29,200	499,085
Potash Corp. of Saskatchewan, Inc.	18,700	1,369,214
Rogers Communications, Inc. (Class B Stock)	152,100	4,508,172

		11,013,271

China — 2.7%
China Life Insurance Co. Ltd. (Class H Stock)	1,378,000	4,233,880
China Merchants Bank Co. Ltd. (Class H Stock)	1,177,553	2,203,288

		6,437,168

Denmark — 3.7%
Danske Bank A/S	28,900	280,653
H. Lundbeck A/S	36,900	758,033
Novo Nordisk A/S (Class B Stock)	110,300	5,582,307
Vestas Wind Systems A/S*	37,664	2,134,784

		8,755,777

Finland — 2.8%
Fortum Oyj	81,029	1,715,418
Nokia Oyj	275,500	4,250,834
Rautaruukki Oyj	17,900	302,563
TietoEnator Oyj	35,600	384,504

		6,653,319

COMMON STOCKS (continued)	Shares	Value (Note 2)

France — 10.7%
Air Liquide	16,744	$1,523,345
Arkema	130	2,214
AXA SA	162,300	3,574,706
BNP Paribas	74,200	3,120,030
Ciments Francais SA	3,000	251,543
Compagnie Generale des Establissements Michelin (Class B Stock)	9,700	506,573
Credit Agricole SA	31,300	348,068
France Telecom SA	139,117	3,859,849
Groupe Danone	59,200	3,553,317
LVMH Moet Hennessy Louis Vuitton SA	50,535	3,355,653
Natixis SA	30,000	52,127
Peugeot SA	10,900	184,091
Rallye SA	7,300	163,372
Renault SA	6,600	170,183
Safran SA	26,600	356,220
Sanofi-Aventis SA	28,800	1,817,515
Societe Generale	3,300	165,138
Thales SA	8,600	356,600
THOMSON*	61,800	82,469
Total SA	17,200	930,292
Valeo SA	15,000	221,330
Vivendi	29,500	954,014

		25,548,649

Germany — 5.8%
BASF SE	37,800	1,457,039
Daimler AG	15,600	578,983
Deutsche Bank AG	20,200	781,437
Deutsche Lufthansa AG	35,500	552,189
E.ON AG	92,273	3,647,823
Hannover Rueckversicherung AG	9,300	290,867
Heidelberger Druckmaschinen AG	21,100	177,447
MTU Aero Engines Holding AG	19,800	538,899
Muenchener Rueckversicherungs AG	10,200	1,573,812
SAP AG	92,602	3,248,922
ThyssenKrupp AG*	42,100	1,109,558

		13,956,976

Greece — 1.1%
National Bank of Greece SA	89,960	1,650,642
OPAP SA	33,896	974,381

		2,625,023

Guernsey — 0.7%
Amdocs Ltd.*	94,700	1,732,063

Hong Kong — 2.6%
Chaoda Modern Agriculture Holdings Ltd.	567,462	364,657
China Mobile Ltd.	347,565	3,526,435
CITIC Pacific Ltd.	109,000	119,084
Hong Kong Exchanges and Clearing Ltd.	184,677	1,773,072
Noble Group Ltd.	60,000	42,976

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Orient Overseas International Ltd.	117,392	$263,227
Solomon Systech International Ltd.	525,000	12,158

		6,101,609

Ireland — 0.1%
Allied Irish Banks PLC	51,100	122,955
Bank of Ireland	61,500	71,297
Irish Life & Permanent PLC	45,500	99,298

		293,550

Israel — 2.7%
Teva Pharmaceutical Industries Ltd., ADR	150,400	6,402,528

Italy — 1.6%
Banche Popolari Unite ScpA	26,200	374,754
Banco Popolare SC	23,700	163,073
ENI SpA	63,100	1,468,299
Finmeccanica SpA	14,200	214,954
Fondiaria-Sai SpA	17,000	302,474
Indesit Co. SpA	27,500	163,991
Intesa Sanpaolo SpA	81,700	288,176
Telecom Italia SpA	588,300	940,430

		3,916,151

Japan — 12.4%
Alpine Electronics, Inc.	45,300	363,636
Alps Electric Co. Ltd.	51,800	255,479
Asahi Glass Co. Ltd.	66,000	376,220
Asahi Kasei Corp.	161,000	710,663
Astellas Pharma, Inc.	14,700	601,705
Cosmo Oil Co. Ltd.	31,000	96,507
Daiichi Sankyo Co Ltd	8,700	205,741
Denki Kagaku Kogyo Kabushiki Kaisha	133,000	327,517
Fanuc Ltd.	43,800	3,139,225
Fuji Heavy Industries Ltd.	100	275
Hitachi Information Systems Ltd.	21,800	450,456
Honda Motor Co. Ltd.	61,400	1,307,740
Komatsu Ltd.	122,521	1,562,941
Kurabo Industries Ltd.	145,000	242,011
Kyoei Steel Ltd.	300	6,025
Kyowa Exeo Corp.	33,000	354,830
Marubeni Corp.	100,083	383,174
Matsushita Electric Industrial Co. Ltd.	45,000	553,150
Mitsui & Co. Ltd.	19,000	195,327
Mizuho Financial Group, Inc.	119	343,315
Nifco, Inc.	28,200	285,977
Nintendo Co. Ltd.	11,210	4,283,920
Nippon Light Metal Co. Ltd.	245,000	248,826
Nippon Oil Corp.	73,000	370,137
Nippon Shokubai Co. Ltd.	101,000	778,307
Nippon Telegraph & Telephone Corp.	240	1,306,079
Nissan Motor Co. Ltd.	230,200	828,175
Nissan Shatai Co. Ltd.	10,000	60,881
NTT DoCoMo, Inc.	716	1,409,314
Omron Corp.	38,500	517,280
Ricoh Co. Ltd.	69,000	884,354
Sanwa Holdings Corp.	136,000	523,089

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Seiko Epson Corp.	2,300	$36,597
Sumitomo Corp.	75,000	665,196
Sumitomo Electric Industries Ltd.	34,800	269,394
Sumitomo Mitsui Financial Group, Inc.	70	283,500
Sumitomo Trust & Banking Co. Ltd. (The)	25,000	147,781
Suzuken Co. Ltd.	6,500	193,779
Takeda Pharmaceutical Co. Ltd.	8,100	422,191
Tokyo Steel Manufacturing Co. Ltd.	26,200	274,901
Toyota Motor Corp.	115,500	3,818,237
UNY Co. Ltd.	3,000	33,198
Yokogawa Electric Corp.	16,200	106,609
Yokohama Rubber Co. Ltd. (The)	78,700	394,937

		29,618,596

Liechtenstein — 0.2%
Verwaltungs und Privat Bank AG	2,900	381,726

Mexico — 1.9%
America Movil SAB de CV (Class L Stock), ADR	72,453	2,245,319
Wal-Mart de Mexico SAB de CV (Class V Stock)	824,200	2,202,072

		4,447,391

Netherlands — 1.6%
Aegon NV	48,400	304,434
CSM NV	11,500	183,834
ING Groep NV, ADR	64,800	660,250
Koninklijke DSM NV	23,600	601,154
Koninklijke Philips Electronics NV	17,600	338,349
OCE NV	58,900	257,084
Royal Dutch Shell PLC (Class A Stock)	1,300	33,882
Schlumberger Ltd.	34,470	1,459,115

		3,838,102

New Zealand — 0.1%
Air New Zealand Ltd.	580,000	325,889

Norway — 0.3%
DnB NOR ASA	63,900	246,398
Norsk Hydro ASA	24,400	96,874
StatoilHydro ASA	21,037	342,199

		685,471

Portugal — 0.3%
Banco Espirito Santo SA	32,000	297,581
Portugal Telecom SGPS SA	58,500	493,599

		791,180

Russia — 0.3%
Gazprom OAO, ADR	51,700	736,725

Singapore — 0.6%
MobileOne Ltd.	293,000	302,509
Neptune Orient Lines Ltd.	264,000	207,463
Singapore Airlines Ltd.	104,100	818,741

		1,328,713

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Spain — 3.2%
Banco Bilbao Vizcaya Argentaria SA	60,500	$728,288
Banco Santander SA	159,700	1,498,436
Endesa SA	3,200	127,217
Repsol YPF SA	42,100	883,667
Telefonica SA	200,100	4,408,653

		7,646,261

Sweden — 1.9%
Electrolux AB (Class B Stock)	59,500	502,232
Hennes & Mauritz AB (Class B Stock)	89,247	3,447,791
Nordea Bank AB	42,800	296,051
Volvo AB (Class B Stock)	34,600	187,702

		4,433,776

Switzerland — 11.7%
Baloise Holding AG	7,000	516,278
Clariant AG*	61,900	414,663
Credit Suisse Group AG	35,500	950,580
Georg Fischer AG*	1,400	315,554
Givaudan SA	2,492	1,944,479
Julius Baer Holding AG	23,735	891,554
Logitech International SA*	108,480	1,668,453
Nestle SA	160,100	6,257,490
Novartis AG	68,616	3,397,438
Rieter Holding AG	1,400	224,926
Roche Holding AG	35,185	5,371,882
Swiss Reinsurance	74,247	3,508,831
Swisscom AG	3,500	1,116,409
Zurich Financial Services AG	5,800	1,236,999

		27,815,536

Turkey — 0.8%
Turkcell Iletisim Hizmet A/S	358,100	2,030,045

United Kingdom — 13.8%
ARM Holdings PLC	887,500	1,103,745
AstraZeneca PLC	41,900	1,690,988
Aviva PLC	73,000	409,328
Banco Santander SA*	13,933	127,308
Barclays PLC	150,400	331,709
Beazley Group PLC	166,000	323,394
BP PLC	316,500	2,393,556
Brit Insurance Holdings PLC	129,500	409,616
BT Group PLC	482,800	938,487
Carnival PLC	148,546	3,222,807
Centrica PLC	109,200	417,627
Dairy Crest Group PLC	40,400	123,721
Drax Group PLC	46,611	375,955
DS Smith PLC	158,000	172,077
GKN PLC	203,300	283,526
GlaxoSmithKline PLC	47,500	877,227
HBOS PLC	147,459	146,287
IMI PLC	82,400	321,944
Legal & General Group PLC	430,100	474,914
Lloyds TSB Group PLC	96,900	175,541
Marston’s PLC	89,100	149,881
NEXT PLC	17,923	278,561
Northern Foods PLC	162,900	132,914
Old Mutual PLC	230,800	182,508

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Reckitt Benckiser Group PLC	111,776	$4,143,006
Royal & Sun Alliance Insurance Group PLC	195,300	387,775
Royal Bank of Scotland Group PLC	174,353	123,834
Royal Dutch Shell PLC (Class B Stock)	103,100	2,558,489
SABMiller PLC	108,900	1,820,924
Smith & Nephew PLC	329,600	2,077,978
Spectris PLC	4,700	36,152
Standard Chartered PLC	184,142	2,316,565
Tate & Lyle PLC	65,200	375,669
Tomkins PLC	125,800	222,469
TT Electronics PLC	127,500	64,160
Vodafone Group PLC	268,600	536,791
Vodafone Group PLC, ADR	159,000	3,249,960

		32,977,393

TOTAL COMMON STOCKS (cost $307,486,411)		216,828,804

	Units
RIGHTS*
Belgium
Fortis, expiring 03/09/09	22,900	—

United Kingdom
HBOS, expiring 01/09/09	204,069	—
Lloyds TSB, expiring 01/09/09	42,122	—

		—

TOTAL RIGHTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $307,486,411)		216,828,804

	Shares
SHORT-TERM INVESTMENT — 6.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $14,563,840)(w) (Note 4)	14,563,840	14,563,840

TOTAL INVESTMENTS(o) — 97.0% (cost $322,050,251)		231,392,644
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 3.0%		7,120,565

NET ASSETS — 100.0%		$238,513,209

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

*	Non-income producing security.

(o)	As of December 31, 2008, 69 securities representing $47,078,137 and 19.7% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Euro, Expiring 06/16/09	EUR 4,942	$6,761,150	$6,838,034	$76,884

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 06/16/09	GBP 1,771	$2,714,147	$2,541,436	$172,711
Euro, Expiring 06/16/09	EUR 8,814	11,747,927	12,195,555	(447,628)
Mexican Pesos, Expiring 05/29/09	MXN 44,250	3,109,081	3,075,021	34,060

		$17,571,155	$17,812,012	$(240,857)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$184,314,507	—
Level 2—Other Significant Observable Inputs	45,092,448	$(163,973)
Level 3—Significant Unobservable Inputs	1,985,689	—

Total	$231,392,644	$(163,973)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	$36,874
Change in unrealized appreciation (depreciation)	(29,585,194)
Net purchases (sales)	29,545,637
Transfers in and/or out of Level 3	1,988,372

Balance as of 12/31/08	$1,985,689

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2008 were as follows:

Telecommunications	15.3%
Pharmaceuticals	11.6

Financial – Bank & Trust	8.1%
Insurance	7.7
Affiliated Money Market Mutual Fund	6.1
Oil, Gas & Consumable Fuels	5.8
Food	4.6
Chemicals	3.8
Entertainment & Leisure	3.6
Automobile Manufacturers	2.9
Retail	2.6
Electric	2.3
Machinery & Equipment	2.3
Consumer Products & Services	1.7
Diversified Operations	1.5
Software	1.4
Electronic Components	1.3
Transportation	1.3
Diversified Financial Services	1.2
Aerospace/defense	1.2
Computers	1.1
Airlines	1.0
Beverages	1.0
Medical Supplies & Equipment	0.9
Iron/Steel	0.7
Automotive Parts	0.6
Office Equipment	0.5
Home Furnishings	0.5
Building Materials	0.5
Distribution/Wholesale	0.5
Metals & Mining	0.4
Semiconductors	0.4
Media	0.4
Auto Parts & Equipment	0.3
Miscellaneous Manufacturing	0.2
Furniture	0.2
Environmental Services	0.2
Gas Distribution	0.2
Agriculture	0.2
Containers & Packaging	0.2
Farming & Agriculture	0.2
Engineering/Construction	0.2
Independent Power Producers & Energy Traders	0.1
Textiles	0.1
Paper & Forest Products	0.1

97.0
Other assets in excess of liabilities	3.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Unaffiliated investments (cost $307,486,411)	$216,828,804
Affiliated investments (cost $14,563,840)	14,563,840
Cash	3,115,307
Foreign currency, at value (cost $1,369,421)	1,422,663
Receivable for Series shares sold	2,021,893
Tax reclaim receivable	1,414,661
Unrealized appreciation on foreign currency forward contracts	283,655
Dividends and interest receivable	224,552
Receivable for investments sold	72,768
Prepaid expenses	4,962

Total Assets	239,953,105

LIABILITIES
Payable for investments purchased	607,534
Unrealized depreciation on foreign currency forward contracts	447,628
Accrued expenses and other liabilities	182,455
Management fee payable	173,847
Payable for Series shares repurchased	27,722
Transfer agent fees payable	710

Total Liabilities	1,439,896

NET ASSETS	$238,513,209

Net assets were comprised of:
Paid-in capital	$338,926,315
Retained earnings	(100,413,106)

Net assets, December 31, 2008	$238,513,209

Net asset value and redemption price per share, $238,513,209 / 48,227,480 outstanding shares of beneficial interest	$4.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,192,938 foreign withholding tax)	$11,264,985
Affiliated dividend income	169,598
Interest income	2,328

11,436,911

EXPENSES
Management fee	3,086,690
Custodian’s fees and expenses	266,452
Shareholders’ reports	50,000
Audit fee	23,000
Trustees’ fees	14,000
Loan interest expense (Note 8)	9,642
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	21,765

Total expenses	3,488,549

NET INVESTMENT INCOME	7,948,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(18,763,216)
Foreign currency transactions	1,629,121

(17,134,095)

Net change in unrealized appreciation (depreciation) on:
Investments	(178,523,176)
Foreign currencies	335,443

(178,187,733)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(195,321,828)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(187,373,466)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,948,362	$9,309,748
Net realized gain (loss) on investment and foreign currency transactions	(17,134,095)	53,972,399
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(178,187,733)	24,169,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(187,373,466)	87,451,800

DISTRIBUTIONS	(63,282,147)	(103,097,386)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [5,480,269 and 3,727,566 shares, respectively]	30,802,427	45,503,186
Series shares issued in reinvestment of distributions [8,000,271 and 9,781,536, respectively]	63,282,147	103,097,386
Series shares repurchased [11,702,481 and 9,807,700 shares, respectively]	(98,546,520)	(126,710,224)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(4,461,946)	21,890,348

TOTAL INCREASE (DECREASE) IN NET ASSETS	(255,117,559)	6,244,762
NET ASSETS:
Beginning of year	493,630,768	487,386,006

End of year	$238,513,209	$493,630,768

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP MID CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)

Air Freight & Logistics — 1.4%
C.H. Robinson Worldwide, Inc.(a)	17,100	$941,013

Banks — 1.2%
Northern Trust Corp.	16,000	834,240

Beverages — 0.3%
Central European Distribution Corp.*	9,000	177,300

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.*	12,000	434,280
Illumina, Inc.*(a)	20,500	534,025

		968,305

Building & Construction — 0.3%
Martin Marietta Materials, Inc.(a)	2,150	208,722

Business Services — 0.6%
MasterCard, Inc. (Class A Stock)(a)	3,000	428,790

Capital Markets — 1.6%
Lazard Ltd. (Class A Stock) (Bermuda)	36,000	1,070,640

Chemicals — 3.5%
Airgas, Inc.	28,500	1,111,215
Ecolab, Inc.	34,900	1,226,735

		2,337,950

Commercial Services — 5.6%
Alliance Data Systems Corp.*	20,750	965,498
CoStar Group, Inc.*(a)	16,500	543,510
FTI Consulting, Inc.*	14,000	625,520
Iron Mountain, Inc.*	47,000	1,162,310
VistaPrint Ltd. (Bermuda)*	24,500	455,945

		3,752,783

Commercial Services & Supplies — 2.3%
Corrections Corp. of America*	40,000	654,400
HMS Holdings Corp.*	7,500	236,400
SAIC, Inc.*	32,500	633,100

		1,523,900

Computer Hardware — 1.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	40,000	722,400

Computer Services & Software — 1.9%
IHS, Inc. (Class A Stock)*	20,400	763,368
salesforce.com*(a)	15,500	496,155

		1,259,523

Construction — 1.2%
Jacobs Engineering Group, Inc.*	17,000	817,700

Consumer Products & Services — 1.3%
Chattem, Inc.*(a)	5,000	357,650
Church & Dwight Co., Inc.	9,500	533,140

		890,790

Containers & Packaging — 0.6%
Pactiv Corp.*	17,000	422,960

Distribution/Wholesale — 1.2%
Fastenal Co.(a)	24,000	836,400

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services — 0.8%
IntercontinentalExchange, Inc.*	7,000	$577,080

Education — 5.0%
American Public Education, Inc.*	9,000	334,710
DeVry, Inc.	27,000	1,550,070
Strayer Education, Inc.	7,000	1,500,870

		3,385,650

Electronic Components — 5.2%
Activision Blizzard, Inc.*	90,000	777,600
AMETEK, Inc.	27,500	830,775
Dolby Laboratories, Inc. (Class A Stock)*(a)	35,500	1,162,980
Trimble Navigation Ltd.*	36,000	777,960

		3,549,315

Electronic Equipment & Instruments — 0.4%
Mettler-Toledo International, Inc.*(a)	4,000	269,600

Electronics — 1.8%
FLIR Systems, Inc.*(a)	28,000	859,040
National Instruments Corp.	14,500	353,220

		1,212,260

Energy – Alternate Sources — 1.1%
Covanta Holding Corp.*	33,500	735,660

Entertainment & Leisure — 2.6%
Penn National Gaming, Inc.*	24,500	523,810
WMS Industries, Inc.*(a)	46,000	1,237,400

		1,761,210

Environmental Control — 3.5%
Clean Harbors, Inc.*	8,000	507,520
Stericycle, Inc.*	26,000	1,354,080
Waste Connections, Inc.*	15,000	473,550

		2,335,150

Financial Services — 1.3%
BlackRock, Inc.(a)	4,500	603,675
NASDAQ OMX Group (The)*	12,500	308,875

		912,550

Food & Drug Retailers — 1.7%
Perrigo Co.	36,000	1,163,160

Food — 1.4%
Ralcorp Holdings, Inc.*	16,000	934,400

Healthcare Equipment & Supplies — 1.0%
Intuitive Surgical, Inc.*(a)	5,500	698,445

Healthcare Products — 5.5%
C.R. Bard, Inc.	12,500	1,053,250
Gen-Probe, Inc.*	19,700	843,948
IDEXX Laboratories, Inc.*(a)	15,500	559,240
Myriad Genetics, Inc.*(a)	19,000	1,258,940

		3,715,378

Healthcare Services — 0.8%
Psychiatric Solutions, Inc.*(a)	18,500	515,225

Hotels & Motels — 0.6%
Wynn Resorts Ltd.*(a)	9,000	380,340

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP MID CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 1.6%
Aon Corp.	12,500	$571,000
Everest Re Group Ltd. (Bermuda)(a)	2,000	152,280
Fidelity National Financial, Inc. (Class A Stock)	11,000	195,250
W.R. Berkley Corp.	6,000	186,000

		1,104,530

Internet — 0.8%
Equinix, Inc.*(a)	10,000	531,900

Manufacturing — 1.3%
Danaher Corp.	15,000	849,150

Medical Supplies & Equipment — 2.8%
Masimo Corp.*(a)	18,500	551,855
NuVasive, Inc.*	11,000	381,150
Wright Medical Group, Inc.*	45,500	929,565

		1,862,570

Metals & Mining — 1.5%
Agnico-Eagle Mines Ltd. (Canada)	6,000	307,980
Precision Castparts Corp.	11,500	684,020

		992,000

Oil & Gas — 0.4%
Continental Resources, Inc.*(a)	12,500	258,875

Oil & Gas Services — 1.5%
CARBO Ceramics, Inc.	18,000	639,540
Core Laboratories NV (Netherlands)(a)	6,750	404,055

		1,043,595

Oil, Gas & Consumable Fuels — 4.0%
Concho Resources, Inc.*	35,000	798,700
Range Resources Corp.	18,500	636,215
Southwestern Energy Co.*(a)	23,500	680,795
XTO Energy, Inc.	17,500	617,225

		2,732,935

Pharmaceuticals — 4.5%
Cephalon, Inc.*(a)	9,000	693,360
Express Scripts, Inc.*	19,000	1,044,620
United Therapeutics Corp.*(a)	5,500	344,025
VCA Antech, Inc.*	29,300	582,484
Vertex Pharmaceuticals, Inc.*	12,500	379,750

		3,044,239

Retail & Merchandising — 6.0%
BJ’s Wholesale Club, Inc.*(a)	15,000	513,900
GameStop Corp. (Class A Stock)*(a)	25,000	541,500
Kohl’s Corp.*(a)	10,500	380,100
Ross Stores, Inc.	31,000	921,630
Shoppers Drug Mart Corp. (Canada)	30,000	1,167,679
Staples, Inc.	13,500	241,920
TJX Co., Inc.(a)	13,000	267,410

		4,034,139

Retail – Auto Parts — 0.4%
Copart, Inc.*	10,000	271,900

Retail Apparel — 0.4%
Gap, Inc. (The)	19,000	254,410

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors — 2.5%
Itron, Inc.*(a)	9,000	$573,660
Lam Research Corp.*(a)	12,500	266,000
Microchip Technology, Inc.(a)	26,500	517,545
Microsemi Corp.*(a)	26,000	328,640

		1,685,845

Semiconductors & Semiconductor Equipment — 0.5%
Silicon Laboratories, Inc.*(a)	14,500	359,310

Software — 2.0%
ANSYS, Inc.*	33,500	934,315
Blackboard, Inc.*(a)	15,000	393,450

		1,327,765

Specialty Retail — 1.0%
Urban Outfitters, Inc.*(a)	46,500	696,570

Telecommunications — 7.1%
American Tower Corp. (Class A Stock)*	37,100	1,087,772
Harris Corp.	27,500	1,046,375
Juniper Networks, Inc.*(a)	40,100	702,151
MetroPCS Communications, Inc.*	13,500	200,475
NII Holdings, Inc.*	42,500	772,650
SBA Communications Corp. (Class A Stock)*	60,500	987,360

		4,796,783

Transportation — 1.9%
Expeditors International of Washington, Inc.	20,500	682,035
J.B. Hunt Transport Services, Inc.(a)	22,500	591,075

		1,273,110

TOTAL LONG-TERM INVESTMENTS (cost $86,444,479)		66,458,465

SHORT-TERM INVESTMENT — 29.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $19,948,665; includes $18,913,997 of cash collateral for securities on loan)(b)(w)(Note 4)	19,948,665	19,948,665

TOTAL SHORT-TERM INVESTMENTS (cost $19,948,665)	19,948,665

TOTAL INVESTMENTS — 128.0% (cost $106,393,144)	86,407,130
LIABILITIES IN EXCESS OF OTHER ASSETS — (28.0)%	(18,888,975)

NET ASSETS — 100.0%	$67,518,155

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $18,520,098; cash collateral of $18,913,997 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

SP MID CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	86,407,130	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	86,407,130	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (28.0% represents investments purchased with collateral from securities on loan)	29.6%
Telecommunications	7.1
Retail & Merchandising	6.0
Commercial Services	5.6
Healthcare Products	5.5
Electronic Components	5.2
Education	5.0
Pharmaceuticals	4.5
Oil, Gas & Consumable Fuels	4.0
Chemicals	3.5
Environmental Control	3.5
Medical Supplies & Equipment	2.8
Entertainment & Leisure	2.6
Semiconductors	2.5
Commercial Services & Supplies	2.3
Software	2.0
Transportation	1.9
Computer Services & Software	1.9

Electronics	1.8%
Food & Drug Retailers	1.7
Insurance	1.6
Capital Markets	1.6
Oil & Gas Services	1.5
Metals & Mining	1.5
Biotechnology	1.4
Air Freight & Logistics	1.4
Foods	1.4
Financial Services	1.3
Consumer Products & Services	1.3
Manufacturing	1.3
Distribution/Wholesale	1.2
Banks	1.2
Construction	1.2
Energy – Alternate Sources	1.1
Computer Hardware	1.1
Healthcare Equipment & Supplies	1.0
Specialty Retail	1.0
Diversified Financial Services	0.8
Internet	0.8
Healthcare Services	0.8
Business Services	0.6
Containers & Packaging	0.6
Hotels & Motels	0.6
Semiconductors & Semiconductor Equipment	0.5
Retail – Auto Parts	0.4
Electronic Equipment & Instruments	0.4
Oil & Gas	0.4
Retail Apparel	0.4
Building & Construction	0.3
Beverages	0.3

128.0
Liabilities in excess of other assets	(28.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A25

SP MID CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value, including securities on loan of $18,520,098:
Unaffiliated investments (cost $86,444,479)	$66,458,465
Affiliated investments (cost $19,948,665)	19,948,665
Cash	18,606
Receivable for investments sold	305,568
Dividends and interest receivable	45,710
Receivable for Series shares sold	20,014
Prepaid expenses	1,875

Total Assets	86,798,903

LIABILITIES
Collateral for securities on loan	18,913,997
Payable for investments purchased	256,552
Accrued expenses and other liabilities	58,872
Management fee payable	44,085
Deferred trustees’ fees	3,561
Payable for Series shares repurchased	3,285
Transfer agent fees payable	396

Total Liabilities	19,280,748

NET ASSETS	$67,518,155

Net assets were comprised of:
Paid-in capital	$112,258,453
Retained earnings	(44,740,298)

Net assets, December 31, 2008	$67,518,155

Net asset value and redemption price per share, $67,518,155 / 19,669,600 outstanding shares of beneficial interest	$3.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,733 foreign withholding tax)	$324,911
Affiliated income from securities lending, net	213,926
Affiliated dividend income	127,901

666,738

EXPENSES
Management fee	815,525
Custodian’s fees and expenses	50,000
Audit fee	17,000
Trustees’ fees	10,000
Legal fees and expenses	5,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000) (Note 4)	2,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	3,740

Total expenses	906,265

NET INVESTMENT LOSS	(239,527)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(24,414,486)
Net change in unrealized appreciation (depreciation) on investments	(28,331,776)

NET LOSS ON INVESTMENTS	(52,746,262)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,985,789)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(239,527)	$(408,265)
Net realized gain (loss) on investment transactions	(24,414,486)	24,789,919
Net change in unrealized appreciation (depreciation) on investments	(28,331,776)	(4,065,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,985,789)	20,316,413

DISTRIBUTIONS	(24,381,654)	(11,224,860)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,083,638 and 1,258,734 shares, respectively]	5,887,530	9,512,072
Series shares issued in reinvestment of distributions [4,377,317 and 1,502,659, respectively]	24,381,654	11,224,860
Series shares repurchased [3,700,399 and 3,690,457 shares, respectively]	(20,213,722)	(28,108,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	10,055,462	(7,371,906)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,311,981)	1,719,647
NET ASSETS:
Beginning of year	134,830,136	133,110,489

End of year	$67,518,155	$134,830,136

SEE NOTES TO FINANCIAL STATEMENTS.

A26

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 95.6% BANK NOTES(c) — 6.0%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Chrysler Financial, Term, 144A (original cost $1,876,250; purchased 07/31/07, 11/28/07)(f)(g)	Caa	6.00%	08/03/14	$1,975	$994,553
Community Health System, Term B (original cost $11,601; purchased 12/29/08)(f)(g)	Ba	3.40%	07/02/14	12	8,994
Community Health System, Term B (original cost $23,202; purchased 06/28/07)(f)(g)	Ba	4.00%	07/02/14	23	17,987
Community Health System, Term B (original cost $83,047; purchased 06/03/08)(f)(g)	Ba	4.44%	07/25/14	83	64,382
Community Health System, Term B (original cost $597,448; purchased 06/28/07, 12/18/07)(f)(g)	Ba	4.45%	07/02/14	597	463,171
Ford Motor Corp., (original cost $1,657,429; purchased 12/12/06-05/21/08)(f)(g)	B(d)	5.00%	11/29/13	1,724	691,877
HCA, Inc., Term B (original cost $735,000; purchased 11/14/06)(f)(g)	Ba-	3.71%	11/14/13	735	574,678
Idearc, Inc., Term B (original cost $55,928; purchased 03/27/08, 04/02/08)(f)(g)	Ba	2.47%	11/17/14	64	19,458
Idearc, Inc., Term B (original cost $1,170,393; purchased 02/07/08)(f)(g)	Ba	3.46%	11/17/14	1,421	433,421
Nordic Telephone (Denmark) (original cost $356,445; purchased 04/19/06)(f)(g)	Ba+	5.45%	11/30/13	EUR 354	427,204
Nordic Telephone (Denmark) (original cost $429,723; purchased 04/19/06)(f)(g)	Ba+	5.70%	11/30/14	EUR 427	496,041
Quicksilver (original cost $458,224; purchased 08/05/08)(f)(g)	Ba-	7.75%	08/05/13	468	301,586
Roundy’s, Inc., Term B (original cost $390,510; purchased 11/04/08)(f)(g)	Ba-	4.19%	10/27/11	391	268,476
Roundy’s, Inc., Term B (original cost $43,313; purchased 12/31/08)(f)(g)	Ba-	4.19%	10/27/11	43	29,777
Roundy’s, Inc., Term B (original cost $443,958; purchased 11/01/05-11/12/07)(f)(g)	Ba-	4.63%	10/27/11	444	305,221
Thomson Learning, Term B (original cost $978,683; purchased 06/27/07, 07/02/08)(f)(g)	B+(d)	2.96%	06/27/14	988	638,035
Tribune Co., Term B (original cost $448,824; purchased 06/18/08)(f)(g)	Ba	5.25%	06/04/14	593	107,639
Tribune Co., Term X (original cost $119,467; purchased 05/17/07)(f)(g)(i)	D	7.08%	05/30/09	119	32,734
Univision Communications, Inc., Term B (original cost $939,597; purchased 03/16/07)(f)(g)	B(d)	2.71%	09/15/14	940	374,273
Univision Communications, Inc., Term DD (original cost $60,403; purchased 10/12/07, 05/08/08)(f)(g)	B+(d)	2.71%	09/15/14	60	24,060
VNU/Nielsen Finance LLC, Term B (original cost $502,303; purchased 11/10/08)(f)(g)	B+(d)	3.83%	08/08/13	502	338,113
VNU/Nielsen Finance LLC, Term B (original cost $1,446,561; purchased 08/08/06,05/21/08)(f)(g)	B+(d)	4.39%	08/08/13	1,453	977,858
Wind Acquisitions Finance SA, Term B (original cost $368,855; purchased 12/07/06-09/02/08)(f)(g)	B-(d)	11.75%	12/21/11	369	303,691

TOTAL BANK NOTES (cost $13,442,129)					7,893,229

CONVERTIBLE BONDS — 1.1%
Oil & Gas Exploration/Production — 0.3%
Chesapeake Energy Corp., Gtd. Notes	Ba3	2.25%	12/15/38	725	325,344
Chesapeake Energy Corp., Gtd. Notes	BB(d)	2.50%	05/15/37	150	87,562

					412,906

Pharmaceuticals — 0.2%
Mylan, Inc., Gtd. Notes	B+(d)	1.25%	03/15/12	325	238,875

Semiconductors — 0.1%
Advanced Micro Devices, Inc., Sr. Unsec`d. Notes	B(d)	6.00%	05/01/15	350	99,750

Telecommunications — 0.3%
Nortel Networks Corp., Gtd. Notes (Canada)(i)	Caa2	2.125%	04/15/14	400	56,000
Qwest Communications International, Inc., Sr. Unsec`d. Notes	B1	3.50%	11/15/25	400	336,500

					392,500

SEE NOTES TO FINANCIAL STATEMENTS.

A27

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CONVERTIBLE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Utilities — 0.2%
CMS Energy Corp., Sr. Unsec`d. Notes	Ba1	2.875%		12/01/24	$325	$281,531

TOTAL CONVERTIBLE BONDS (cost $2,628,527)						1,425,562

CORPORATE BONDS — 80.0%
Advertising — 0.4%
R.H. Donnelley Corp., Sr. Disc. Notes	Caa1	6.875%		01/15/13	175	23,625
R.H. Donnelley Corp., Sr. Unsec`d. Notes	Caa1	8.875%		01/15/16	1,925	288,750
R.H. Donnelley Corp., Sr. Unsec`d. Notes	Caa1	8.875%		10/15/17	950	142,500
R.H. Donnelley, Inc., Gtd. Notes, 144A (original cost $37,500; purchased 09/02/08)(f)(g)	B1	11.75%		05/15/15	50	12,250

						467,125

Airlines — 0.1%
United AirLines, Inc., Series 01-1, Pass-Through Cerificates	Ba2	6.201%		03/01/10	94	87,907
United AirLines, Inc., Series 01-1, Pass-Through Cerificates	Ba2	6.602%		09/01/13	56	52,197

						140,104

Automotive — 2.7%
Allison Transmission, Inc., Gtd. Notes, 144A (original cost $814,281; purchased 10/11/07-05/09/08)(f)(g)	Caa1	11.00%		11/01/15	850	416,500
ArvinMeritor, Inc., Gtd. Notes	B3	8.125%		09/15/15	655	294,750
ArvinMeritor, Inc., Gtd. Notes	B3	8.75%		03/01/12	1,030	556,200
Cooper-Standard Automotive, Inc., Gtd. Notes	Caa1	7.00%		12/15/12	570	171,000
Ford Motor Co., Sr. Unsec`d. Notes	Ca	9.215%		09/15/21	100	23,000
General Motors Corp., Sr. Unsec`d. Notes	C	7.40%		09/01/25	50	8,250
General Motors Corp., Sr. Unsec`d. Notes	C	7.70%		04/15/16	1,550	286,750
General Motors Corp., Sr. Unsec`d. Notes	C	8.25%		07/15/23	400	66,000
Goodyear Tire & Rubber Co. (The), Gtd. Notes	B1	6.318%	(c)	12/01/09	225	204,750
Goodyear Tire & Rubber Co. (The), Gtd. Notes	B1	9.00%		07/01/15	450	362,250
Tenneco, Inc., Gtd. Notes	B2	8.125%		11/15/15	615	282,900
Tenneco, Inc., Sr. Sec`d. Notes	Ba3	10.25%		07/15/13	351	217,620
TRW Automotive, Inc., Gtd. Notes, 144A (original cost $245,938; purchased 03/21/07)(f)(g)	B2	7.00%		03/15/14	250	132,500
TRW Automotive, Inc., Gtd. Notes, 144A (original cost $1,081,300; purchased 03/14/07-02/25/08)(f)(g)	B2	7.25%		03/15/17	1,125	573,750

						3,596,220

Banks — 0.5%
ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $699,342; purchased 07/09/08)(f)(g)	Aa2	6.20%		07/19/13	700	677,292

Business Services — 0.8%
NSG Holdings LLC / NSG Holdings, Inc., Sr. Sec`d. Notes, 144A (original cost $798,500; purchased 03/06/07-05/20/08)(f)(g)	Ba2	7.75%		12/15/25	800	624,000
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda) (original cost $175,000; purchased 04/25/07)(f)(g)	B1	6.75%		05/01/14	175	111,125
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda) (original cost $175,000; purchased 04/25/07)(f)(g)	B1	7.00%		05/01/17	175	106,750
TransCapitalInvest Ltd., Sec`d. Notes (Ireland)	A3	6.103%		06/27/12	325	248,284

						1,090,159

Cable — 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp., Sr. Unsec`d. Notes	Caa1	8.75%		11/15/13	895	563,850

Capital Goods — 0.6%
Allied Waste North America, Inc., Sr. Sec`d. Notes	Baa3	7.125%		05/15/16	625	568,750
Allied Waste North America, Inc., Sr. Sec`d. Notes	Baa3	7.25%		03/15/15	250	232,500

						801,250

SEE NOTES TO FINANCIAL STATEMENTS.

A28

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Chemicals — 1.1%
Ineos Group Holdings PLC, Sec`d. Notes, 144A (United Kingdom) (original cost $1,389,169; purchased 06/08/06-05/02/08)(f)(g)	Caa2	8.50%		02/15/16	$1,525	$137,250
Nalco Co., Gtd. Notes	B3	8.875%		11/15/13	560	473,200
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.50%		11/15/14	1,025	789,250

						1,399,700

Commercial Services — 1.2%
ARAMARK Corp., Gtd. Notes	B3	8.50%		02/01/15	605	547,525
United Rentals North America, Inc., Gtd. Notes	B1	6.50%		02/15/12	1,255	991,450

						1,538,975

Computer Services & Software — 2.1%
First Data Corp., Gtd. Notes, 144A	B3	9.875%		09/24/15	2,650	1,603,250
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	2.275%	(c)	10/01/09	825	754,875
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.375%		10/01/11	600	414,000

						2,772,125

Containers & Packaging — 1.0%
Berry Plastics Holding Corp., Sr. Sec`d. Notes	Caa1	8.875%		09/15/14	875	380,625
Crown Americas LLC / Crown Americas Capital Corp., Gtd. Notes	B1	7.625%		11/15/13	200	198,000
Crown Americas LLC / Crown Americas Capital Corp., Gtd. Notes	B1	7.75%		11/15/15	700	696,500

						1,275,125

Diversified Financial Services — 12.3%
AES Red Oak LLC, Sr. Sec`d. Notes	B1	8.54%		11/30/19	656	577,443
American Express Co., Sr. Sec`d. Notes	A2	7.00%		03/19/18	1,750	1,769,502
Bank of America Corp., Jr. Sub. Notes	A2	8.00%	(c)	12/29/49	2,425	1,744,273
Chukchansi Economic Development Authority, Sr. Unsec`d. Notes, 144A (original cost $350,000; purchased 10/31/05)(f)(g)	B2	8.00%		11/15/13	350	161,875
CIT Group Funding Co. of Canada, Gtd. Notes (Canada)	Baa1	5.60%		11/02/11	75	61,153
CIT Group, Inc., Sr. Unsec`d. Notes	Baa1	2.219%	(c)	03/12/10	125	115,916
CIT Group, Inc., Sr. Unsec`d. Notes	Baa1	5.20%		11/03/10	475	411,636
CIT Group, Inc., Sr. Unsec`d. Notes	Baa1	5.60%		04/27/11	130	109,758
CIT Group, Inc., Sr. Unsec`d. Notes	Baa1	5.80%		07/28/11	100	83,796
CIT Group, Inc., Sr. Unsec`d. Notes, MTN	Baa1	4.75%		12/15/10	550	484,146
Citigroup, Inc., Jr. Sub. Notes	Baa2	8.40%	(c)	04/29/49	2,900	1,914,841
Citigroup, Inc., Sr. Unsec`d. Notes	A2	5.50%		04/11/13	5	4,868
El Paso Performance-Linked Trust, Sr. Unsec`d. Notes, 144A (original cost $2,139,438; purchased 04/08/08, 07/18/08)(f)(g)	Ba3	7.75%		07/15/11	2,100	1,818,075
Ford Motor Credit Co. LLC, Sr. Unsec`d. Notes	Caa1	5.70%		01/15/10	130	110,478
Ford Motor Credit Co. LLC, Sr. Unsec`d. Notes	Caa1	7.80%		06/01/12	2,540	1,781,998
Ford Motor Credit Co. LLC, Sr. Unsec`d. Notes	Caa1	8.00%		12/15/16	400	260,547
Goldman Sachs Group, Inc. (The), Sr. Unsec`d. Notes	A1	5.95%		01/18/18	400	379,269
Goldman Sachs Group, Inc. (The), Sr. Unsec`d. Notes	A1	6.15%		04/01/18	375	360,360
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.75%		10/01/37	1,200	974,242
JET Equipment Trust Equipment Trust, 144A (original cost $122,211; purchased 03/04/02)(f)(g)(i)	NR	10.00%		06/15/12	132	92,321
JET Equipment Trust Sr. Unsec`d. Notes, 144A (original cost $11,899; purchased 10/18/01)(f)(g)	NR	7.63%		08/15/12	11	41
KRATON Polymers LLC / KRATON Polymers Capital Corp., Gtd. Notes	Caa1	8.125%		01/15/14	675	270,000
Lehman Brothers Holdings, Inc., Sr. Unsec`d. Notes(i)	NR	6.625%		01/18/12	50	4,750
Lehman Brothers Holdings, Inc., Sr. Unsec`d. Notes, MTN(i)	NR	5.625%		01/24/13	775	73,625
Lehman Brothers Holdings, Inc., Sub. Notes(i)	NR	7.50%		05/11/38	450	45
Lehman Brothers Holdings, Inc., Sub. Notes, MTN(i)	NR	6.75%		12/28/17	200	20
Merrill Lynch & Co., Inc., Sr. Unsec`d. Notes, MTN	Aa3	4.485%	(c)	05/12/10	400	385,420
SLM Corp., Sr. Unsec`d. Notes, MTN	Baa2	3.695%	(c)	07/26/10	150	128,022
SLM Corp., Sr. Unsec`d. Notes, MTN	Baa2	4.75%		03/17/14	1,000	806,227
SLM Corp., Sr. Unsec`d. Notes, MTN	Baa2	5.00%		10/01/13	475	339,872

SEE NOTES TO FINANCIAL STATEMENTS.

A29

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Diversified Financial Services (continued)
SMFG Preferred Capital USD 3 Ltd., Sr. Sub. Notes, 144A (Cayman Islands) (original cost $205,690; purchased 08/27/08)(f)(g)	A2	9.50%	(c)	07/25/49	$200	$183,246
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)	B2	7.75%		04/01/15	100	54,500
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $297,603; purchased 03/13/07)(f)(g)	Baa2	6.625%		03/20/17	300	144,000
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (original cost $398,504; purchased 07/13/06)(f)(g)	Baa2	7.50%		07/18/16	400	208,000
Universal City Florida Holding Co. I/II, Sr. Notes	B3	7.943%	(c)	05/01/10	50	21,500
Universal City Florida Holding Co. I/II, Sr. Notes	B3	8.375%		05/01/10	950	432,250

						16,268,015

Diversified Manufacturing — 0.6%
Actuant Corp., Gtd. Notes	Ba2	6.875%		06/15/17	345	259,613
Bombardier, Inc., Sr. Unsec`d. Notes, 144A (Canada) (original cost $1,221,645; purchased 11/10/06)(f)(g)	Ba2	7.25%		11/15/16	EUR 700	583,820

						843,433

Electric — 4.0%
AES Corp. (The), Sr. Unsec`d. Notes	B1	7.75%		03/01/14	300	264,000
AES Corp. (The), Sr. Unsec`d. Notes	B1	8.00%		10/15/17	625	512,500
AES Corp. (The), Sr. Unsec`d. Notes, 144A (original cost $100,000; purchased 05/14/08)(f)(g)	B1	8.00%		06/01/20	100	77,500
Energy Future Holdings Corp., Gtd. Notes, 144A (original cost $3,168,588; purchased 11/07/07-05/13/08)(f)(g)	B3	10.875%		11/01/17	3,150	2,236,500
Energy Future Holdings Corp., Gtd. Notes, PIK, 144A (original cost $130,813; purchased 04/23/08-04/29/08)(f)(g)	B3	11.25%		11/01/17	125	60,625
Intergen NV, Sr. Sec`d. Notes, 144A (Netherlands) (original cost $844,625; purchased 04/14/08-06/06/08)(f)(g)	Ba3	9.00%		06/30/17	800	656,000
Ipalco Enterprises, Inc., Sr. Sec`d. Notes, 144A (original cost $644,042; purchased 04/02/08-04/25/08)(f)(g)	Ba1	7.25%		04/01/16	645	528,900
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A (original cost $1,171,000; purchased 04/04/08, 07/09/08)(f)(g)	B3	10.25%		11/01/15	1,150	816,500
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, PIK, 144A (original cost $177,188; purchased 04/16/08)(f)(g)	B3	10.50%		11/01/16	175	87,500

						5,240,025

Electronic Components — 0.8%
Celestica, Inc., Sr. Sub. Notes (Canada)	B3	7.625%		07/01/13	330	267,300
Celestica, Inc., Sr. Sub. Notes (Canada)	B3	7.875%		07/01/11	400	364,000
Legrand France SA, Unsub. Notes (France)	Baa3	8.50%		02/15/25	500	437,365

						1,068,665

Environmental Services — 0.2%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.75%		05/15/17	550	319,000

Financial – Bank & Trust — 6.3%
American Express Bank FSB, Sr. Unsec`d. Notes	A1	5.50%		04/16/13	900	852,516
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) (original cost $1,191,045; purchased 12/13/07, 12/19/07)(f)(g)	Aa3	7.434%	(c)	09/29/49	1,150	581,417
Barclays Bank PLC, Sr. Sub. Notes, 144A (United Kingdom) (original cost $496,635; purchased 12/07/07)(f)(g)	Aa2	6.05%		12/04/17	500	441,097
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $421,670; purchased 04/18/08, 06/25/08)(f)(g)	Aa2	7.70%	(c)	04/29/49	425	281,036
C8 Capital SPV Ltd., Notes, 144A (British Virgin Islands) (original cost $800,000; purchased 02/06/07)(f)(g)	BB+(d)	6.64%	(c)	12/29/49	800	405,600
HBOS PLC, Sr. Sub. Notes, 144A (United Kingdom) (original cost $398,336; purchased 05/15/08)(f)(g)	Aa3	6.75%		05/21/18	400	352,040
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		09/15/37	1,100	1,117,143
Royal Bank of Scotland Group PLC, Jr. Sub. Notes, 144A (United Kingdom) (original cost $453,906; purchased 06/06/08-06/11/08)(f)(g)	A1	6.99%	(c)	10/29/49	500	233,768

SEE NOTES TO FINANCIAL STATEMENTS.

A30

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial – Bank & Trust (continued)
Royal Bank of Scotland Group PLC, Jr. Sub. Notes, MTN (United Kingdom)	A1	7.64%	(c)	03/31/49	$1,300	$517,769
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A (Spain) (original cost $496,712; purchased 10/18/07, 12/13/07)(f)(g)	Aa2	6.671%	(c)	10/29/49	500	318,020
UBS AG / Stamford Branch, Sr. Unsec`d. Notes, MTN (Switzerland)	Aa2	5.75%		04/25/18	1,200	1,089,114
UBS Preferred Funding Trust V, Gtd. Notes	A1	6.243%	(c)	05/29/49	250	136,531
Wells Fargo Capital XIII, Gtd. Notes	A1	7.70%	(c)	12/29/49	300	247,593
Wells Fargo Capital XV, Jr. Sub. Notes	Aa2	9.75%	(c)	12/29/49	1,750	1,767,500

						8,341,144

Foods — 0.9%
American Stores Co., Sr. Unsec`d. Notes	Ba3	8.00%		06/01/26	400	250,000
New Albertsons, Inc., Sr. Unsec`d. Notes	Ba3	7.45%		08/01/29	610	359,900
New Albertsons, Inc., Sr. Unsec`d. Notes	Ba3	7.75%		06/15/26	630	384,300
New Albertsons, Inc., Sr. Unsec`d. Notes, MTN	Ba3	6.57%		02/23/28	300	141,000

						1,135,200

Forest & Paper Products — 3.1%
Cascades, Inc., Gtd. Notes (Canada)	Ba3	7.25%		02/15/13	900	468,000
Georgia Pacific LLC, Gtd. Notes, 144A (original cost $674,125; purchased 12/28/07-03/12/08)(f)(g)	Ba3	7.00%		01/15/15	700	595,000
Georgia Pacific LLC, Gtd. Notes, 144A (original cost $1,309,188; purchased 07/19/07-08/21/08)(f)(g)	Ba3	7.125%		01/15/17	1,375	1,155,000
Georgia Pacific LLC, Sr. Unsec`d. Notes	B2	7.375%		12/01/25	1,350	864,000
Georgia Pacific LLC, Sr. Unsec`d. Notes	B2	8.00%		01/15/24	100	67,500
Georgia Pacific LLC, Sr. Unsec`d. Notes	B2	8.125%		05/15/11	200	188,000
Smurfit Kappa Treasury Funding Ltd., Gtd. Notes (Ireland)	Ba2	7.50%		11/20/25	700	413,000
Verso Paper Holdings LLC / Verson Paper, Inc., Sr. Sec`d. Notes	B2	9.125%		08/01/14	825	325,875

						4,076,375

Gaming — 0.8%
Harrah’s Operating Co., Inc., Gtd. Notes, 144A (original cost $678,875; purchased 05/09/08)(f)(g)	Caa2	10.75%		02/01/16	1,125	320,625
Mirage Resorts, Inc., Gtd. Notes	Ba3	7.25%		08/01/17	500	302,500
Wynn Las Vegas Capital Corp., First Mortgage	Ba2	6.625%		12/01/14	620	468,100

						1,091,225

Healthcare Products — 2.5%
Biomet, Inc., Gtd. Notes	B3	10.00%		10/15/17	500	480,000
Biomet, Inc., Gtd. Notes	Caa1	11.625%		10/15/17	3,245	2,774,475
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%		10/15/17	50	39,500

						3,293,975

Healthcare Services — 1.4%
CHS / Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15	1,465	1,347,800
Health Management Associates, Inc., Sr. Unsec`d. Notes	BB-(d)	6.125%		04/15/16	175	108,500
Service Corp. International, Sr. Unsec`d. Notes	B1	7.625%		10/01/18	500	370,000

						1,826,300

Hospitals/Hospital Management — 3.9%
DaVita, Inc., Gtd. Notes	B1	6.625%		03/15/13	150	142,500
DaVita, Inc., Gtd. Notes	B2	7.25%		03/15/15	605	574,750
HCA, Inc., Sr. Sec`d. Notes	B2	9.25%		11/15/16	4,870	4,468,225

						5,185,475

Insurance — 1.7%
American International Group, Inc., Jr. Sub. Debs, 144A (original cost $426,332; purchased 05/13/08, 05/14/08)(f)(g)	Baa1	8.175%	(c)	05/15/68	425	165,336
American International Group, Inc., Jr. Sub. Notes(g)	Baa1	8.625%	(c)	05/22/68	250	107,831
American International Group, Inc., Sr. Unsec`d. Notes	A3	1.193%	(c)	10/18/11	100	71,895

SEE NOTES TO FINANCIAL STATEMENTS.

A31

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
American International Group, Inc., Sr. Unsec`d. Notes, 144A (original cost $1,856,500; purchased 08/13/08, 11/25/08)(f)(g)	A3	8.25%		08/15/18	$2,025	$1,482,136
American International Group, Inc., Sr. Unsec`d. Notes, MTN	A3	5.85%		01/16/18	650	435,685

						2,262,883

Machinery & Equipment — 0.3%
Chart Industries, Inc., Sr. Sub. Notes	B3	9.125%		10/15/15	500	375,000

Media — 5.9%
CSC Holdings, Inc., Sr. Unsec`d. Notes	B1	6.75%		04/15/12	100	91,500
CSC Holdings, Inc., Sr. Unsec`d. Notes	B1	7.625%		04/01/11	1,600	1,508,000
CSC Holdings, Inc., Sr. Unsec`d. Notes	B1	7.625%		07/15/18	450	351,000
Dex Media West LLC / Dex Media Finance Co., Sr. Sub. Notes	B2	9.875%		08/15/13	50	11,875
Dex Media West LLC / Dex Media Finance Co., Sr. Unsec`d. Notes	B1	8.50%		08/15/10	830	502,150
Dex Media, Inc., Sr. Unsec`d. Notes	B3	8.00%		11/15/13	225	41,625
Echostar DBS Corp., Gtd. Notes	Ba3	7.00%		10/01/13	475	412,062
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	2,020	1,686,700
Lighthouse International Co. SA, Sr. Sec`d. Notes, 144A (Luxembourg) (original cost $550,750; purchased 04/08/04 - 07/06/08)(f)(g)	B3	8.00%		04/30/14	EUR 745	491,903
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%		03/15/16	1,225	826,875
Unity Media GmbH, Sr. Sec`d. Notes, 144A (Germany) (original cost $450,000; purchased 07/11/05)(f)(g)	Caa1	10.375%		02/15/15	450	349,875
UPC Holding BV, Sr. Sec`d. Notes (Netherlands)	B3	7.75%		01/15/14	EUR 675	717,786
UPC Holding BV, Sr. Sec`d. Notes (Netherlands)	B3	8.625%		01/15/14	EUR 300	325,271
Videotron Ltee, Gtd. Notes, 144A (Canada) (original cost $536,250; purchased 04/28/08)(f)(g)	Ba2	9.125%		04/15/18	500	465,000

						7,781,622

Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec`d. Notes	Ba2	7.084%	(c)	04/01/15	460	303,600
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec`d. Notes	Ba2	8.375%		04/01/17	800	656,000

						959,600

Oil & Gas Exploration/Production — 1.7%
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.25%		01/15/17	125	104,253
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875%		01/15/16	125	100,000
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.00%		08/15/14	375	311,250
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.50%		06/15/14	425	359,125
Citic Resources Finance Ltd., Gtd. Notes, 144A (Bermuda) (original cost $24,932; purchased 05/14/07)(f)(g)	Ba2	6.75%		05/15/14	25	16,250
El Paso Corp., Sr. Unsec`d. Notes	Ba3	7.00%		06/15/17	385	301,303
El Paso Corp., Sr. Unsec`d. Notes	Ba3	8.05%		10/15/30	200	130,323
SemGroup LP, Sr. Notes, 144A (original cost $1,338,192; purchased 11/04/05 - 05/21/08)(f)(g)(i)	NR	8.75%		11/15/15	1,350	47,250
Sonat, Inc., Sr. Unsec`d. Notes	Ba3	7.625%		07/15/11	650	592,630
Williams Cos., Inc., Sr. Unsec`d. Notes	Baa3	7.875%		09/01/21	300	229,500

						2,191,884

Oil, Gas & Consumable Fuels — 1.4%
Enterprise Products Operating LLC, Gtd. Notes	Ba1	7.034%	(c)	01/15/68	300	141,000
Enterprise Products Operating LLC, Gtd. Notes	Ba1	8.375%	(c)	08/01/66	510	280,500
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%		05/15/18	100	79,000
OPTI Canada, Inc., Sec`d. Notes (Canada)	B2	8.25%		12/15/14	480	259,200
Petrohawk Energy Corp., Gtd. Notes, 144A (original cost $74,063; purchased 06/20/08)(f)(g)	B3	7.875%		06/01/15	75	55,500
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	8.625%		04/01/15	2,000	1,050,000

						1,865,200

Paper & Forest Products — 0.3%
Berry Plastics Corp., Sr. Sec`d. Notes	B1	5.844%	(c)	02/15/15	525	362,250

SEE NOTES TO FINANCIAL STATEMENTS.

A32

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Pipelines & Other — 2.2%
Dynegy Roseton / Danskammer Pass-Through Trust, Series A, Pass-Through Cerificates	Ba3	7.27%		11/08/10	$1,150	$1,092,310
Dynegy Roseton / Danskammer Pass-Through Trust, Series B, Pass-Through Cerificates	Ba3	7.67%		11/08/16	375	266,485
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.70%		01/05/16	1,225	912,625
Knight, Inc., Sr. Unsec`d. Notes	Ba1	5.15%		03/01/15	100	74,500
NGPL PipeCo. LLC, Sr. Unsec`d. Notes, 144A (original cost $625,000; purchased 12/14/07)(f)(g)	Baa3	7.119%		12/15/17	625	562,621

						2,908,541

Real Estate Investment Trusts — 0.6%
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	6.75%		04/01/17	825	627,000
Ventas Realty LP / Ventas Capital Corp., Gtd. Notes	Ba1	7.125%		06/01/15	250	195,625

						822,625

Retail — 2.0%
AmeriGas Partners LP, Sr. Unsec`d. Notes	Ba3	7.25%		05/20/15	1,500	1,222,500
Ferrellgas Escrow LLC / Ferrellgas Finance Escrow Corp., Sr. Unsec`d. Notes	Ba3	6.75%		05/01/14	805	555,450
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., Sr. Unsec`d. Notes	B2	8.75%		06/15/12	610	427,000
Suburban Propane Partners LP / Suburban Energy Finance Corp., Sr. Unsec`d. Notes	B1	6.875%		12/15/13	495	405,900

						2,610,850

Semiconductors — 1.0%
Freescale Semiconductor, Inc., Gtd. Notes	B2	8.875%		12/15/14	1,000	440,000
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%		12/15/14	425	97,750
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa1	8.00%		05/01/14	1,650	742,500

						1,280,250

Services Cyclical – Rental Equipment — 0.5%
Hertz Corp. (The), Gtd. Notes	B1	8.875%		01/01/14	1,095	673,425

Technology — 0.7%
Sanmina-SCI Corp., Gtd. Notes	B3	8.125%		03/01/16	450	175,500
SunGard Data Systems, Inc., Gtd. Notes	Caa1	9.125%		08/15/13	800	692,000

						867,500

Telecommunications — 7.3%
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%		07/15/13	125	110,000
Frontier Communications Corp., Sr. Unsec`d. Notes	Ba2	6.625%		03/15/15	200	146,000
Frontier Communications Corp., Sr. Unsec`d. Notes	Ba2	7.125%		03/15/19	470	314,900
Frontier Communications Corp., Sr. Unsec`d. Notes	Ba2	7.875%		01/15/27	725	420,500
Hawaiian Telecom Communications, Inc., Gtd. Notes(i)	Ca	9.75%		05/01/13	700	52,500
Nordic Telephone Co. Holdings ApS, Sr. Sec`d. Notes, 144A (Denmark) (original cost $250,000; purchased 04/26/06)(f)(g)	B2	8.875%		05/01/16	250	175,000
Nortel Networks Ltd., Gtd. Notes (Canada)(i)	Caa2	10.125%		07/15/13	2,030	537,950
Northwestern Bell Telephone, Sr. Unsec`d. Notes	Ba1	7.75%		05/01/30	750	446,250
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.25%		02/15/11	500	420,000
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.90%		08/15/10	775	705,250
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%		02/15/14	1,730	1,236,950
Qwest Corp., Sr. Unsec`d. Notes	Ba1	5.246%	(c)	06/15/13	325	242,125
Sprint Capital Corp., Gtd. Notes	Ba2	6.375%		05/01/09	250	248,437
Sprint Capital Corp., Gtd. Notes	Ba2	6.90%		05/01/19	1,650	1,171,500
Sprint Capital Corp., Gtd. Notes	Ba2	8.75%		03/15/32	200	135,000
Sprint Nextel Corp., Sr. Unsec`d. Notes	Ba2	6.00%		12/01/16	820	578,100
Telesat Canada / Telesat LLC, Sr. Sub. Notes, 144A (original cost $199,000; purchased 06/27/08)(f)(g)	Caa1	12.50%		11/01/17	200	120,000

SEE NOTES TO FINANCIAL STATEMENTS.

A33

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
Telesat Canada / Telesat LLC, Sr. Unsec`d. Notes, 144A (original cost $474,625; purchased 06/27/08, 07/09/08)(f)(g)	Caa1	11.00%		11/01/15	$520	$371,800
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%		02/15/14	400	328,000
West Corp., Gtd. Notes	Caa1	9.50%		10/15/14	950	522,500
Wind Acquisition Finance SA, Sr. Sec`d. Notes, 144A (Luxembourg) (original cost $600,000; purchased 11/22/05)(f)(g)	B2	10.75%		12/01/15	600	516,000
Windstream Corp., Gtd. Notes	Ba3	8.125%		08/01/13	100	92,000
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16	890	787,650

						9,678,412

Utilities — 6.0%
Edison Mission Energy, Sr. Unsec`d. Notes	B1	7.20%		05/15/19	850	697,000
Homer City Funding LLC, Sr. Sec`d. Notes	Ba2	8.734%		10/01/26	1,444	1,328,250
IPALCO Enterprises, Inc., Sr. Sec`d. Notes	Ba1	8.625%		11/14/11	175	163,625
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14	210	196,350
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	2,950	2,743,500
NRG Energy, Inc., Gtd. Notes	B1	7.375%		01/15/17	100	92,000
PSE&G Energy Holdings LLC, Sr. Unsec`d. Notes	Ba3	8.50%		06/15/11	1,000	942,616
Reliant Energy Mid-Atlantic Power Holdings LLC, Series B, Pass-Through Cerificates	Ba1	9.237%		07/02/17	318	289,652
Reliant Energy, Inc., Sr. Sec`d. Notes	Ba3	6.75%		12/15/14	1,000	900,000
Tenaska Alabama Partners LP, Sr. Sec`d. Notes, 144A (original cost $747,066; purchased 06/13/05, 08/01/05)(f)(g)	Ba2	7.00%		06/30/21	733	574,633

						7,927,626

TOTAL CORPORATE BONDS (cost $148,793,071)						105,578,425

MUNICIPAL BONDS — 2.5%
Texas — 2.5%
Comal Texas Independent School District, General Obligation Unlimited Bond	Aaa	5.00%		02/01/36	3,000	2,921,700
Transition Communication Mobility, State of Texas, General Obligation Unlimited Bond	Aa1	5.00%		04/01/37	400	388,192

TOTAL MUNICIPAL BONDS (cost $3,377,986)						3,309,892

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION — 3.1%
Federal National Mortgage Assoc. (cost $4,071,875)		6.00%		TBA	4,000	4,117,500

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
American Home Mortgage Assets, Series 2006-1, Class 2A1	Aaa	0.661%	(c)	05/25/46	55	21,670
American Home Mortgage Assets, Series 2006-4, Class 1A12	Aaa	0.681%	(c)	10/25/46	77	26,828
American Home Mortgage Assets, Series 2006-5, Class A1	Aaa	3.176%	(c)	11/25/46	574	195,276
American Home Mortgage Assets, Series 2007-3, Class 22A1	Aaa	6.25%		06/25/37	263	118,151
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1	Aa1	5.66%	(c)	09/25/45	49	23,319
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1	AAA(d)	5.472%	(c)	05/25/47	87	50,183
Citigroup Mortgage Loan Trust, Inc., Series 2007-10, Class 22AA	AAA(d)	6.012%	(c)	09/25/37	179	94,910
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1	Aaa	0.838%	(c)	11/20/35	54	26,849
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1	Aaa	3.256%	(c)	12/25/35	42	20,807
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1	AAA(d)	5.894%	(c)	02/25/37	77	41,772
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A	Aaa	0.718%	(c)	07/20/46	69	28,049
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B	Aaa	0.661%	(c)	09/25/46	89	34,576
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A	Aaa	0.703%	(c)	12/20/46	152	65,976
Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A	Aaa	0.761%	(c)	07/19/46	71	28,647
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	Aaa	0.831%	(c)	09/19/46	623	142,664
Indymac Index Mortgage Loan Trust, Series 2006-AR12, Class A1	Aaa	0.661%	(c)	09/25/46	68	27,350
Mastr Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1	Aaa	0.681%	(c)	04/25/46	47	18,280
Residential Accredit Loans, Inc., Series 2007-QS4, Class 2A1	Aaa	0.801%	(c)	03/25/37	312	91,964

SEE NOTES TO FINANCIAL STATEMENTS.

A34

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 2A1	Aaa	0.661%	(c)	07/25/46	$79	$34,409
Structured Asset Securities Corp., Series 2005-9XS, Class 2A1	Aaa	0.771%	(c)	06/25/35	643	355,594
Suntrust Alternative Loan Trust, Series 2006-1F, Class 3A	B1	0.821%	(c)	04/25/36	263	109,129
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1	AA(d)	5.706%	(c)	02/25/37	79	43,333
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 2A3	BB(d)	5.863%	(c)	02/25/37	78	54,951
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	AAA(d)	5.449%	(c)	02/25/37	83	49,375
WaMu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	AAA(d)	5.606%	(c)	12/25/36	82	40,845
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A	Aaa	2.956%	(c)	02/25/47	74	27,444
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A	Aaa	2.956%	(c)	03/25/47	77	28,883
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A1A	Aaa	3.016%	(c)	04/25/47	79	34,915

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $2,757,963)						1,836,149

ASSET-BACKED SECURITIES — 0.2%
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A (cost $396,740)	Aaa	5.726%	(c)	10/25/36	500	330,998

					Shares
PREFERRED STOCKS — 1.3%
Automotive — 0.1%
General Motors Corp., 5.25%, CVT					22,000	75,680

Diversified Financial Services — 1.1%
Bank of America Corp., 7.25%, CVT					2,200	1,430,000
Citigroup, Inc., 6.50%, CVT					3,850	107,761

						1,537,761

Insurance
American International Group, Inc., 8.50%, CVT					2,900	24,650

Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., 6.75%, CVT					1,900	90,155

TOTAL PREFERRED STOCKS (cost $2,938,578)						1,728,246

TOTAL LONG-TERM INVESTMENTS (cost $178,406,869)						126,220,001

SHORT-TERM INVESTMENTS — 12.8%					Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 3.4%
U.S. Cash Management Bill		0.22%		04/29/09	$1,600	1,599,646
U.S. Treasury Bill		0.025%		04/09/09	280	279,917
U.S. Treasury Bill		0.10%		02/26/09	800	799,971
U.S. Treasury Bill		0.23%		01/29/09	730	729,979
U.S. Treasury Bill		0.27%		01/02/09	550	550,000
U.S. Treasury Bill		1.10%		01/29/09	550	550,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,508,663)						4,509,513

					Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 3.1%
Dryden Core Investment Fund — Taxable Money Market Series (cost $4,110,142) (Note 4)(w)					4,110,142	4,110,142

SEE NOTES TO FINANCIAL STATEMENTS.

A35

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMERCIAL PAPER(n) — 0.6%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Morgan Stanley (cost $748,021)	A1	3.80%	01/26/09	$750	$747,198

OPTIONS PURCHASED * — 5.7%				Contracts/ Notional Amounts (000)#
Call Options — 5.7%
Interest Rate Swap Options, expiring 07/06/2009 @ 4.25%				62,000	3,049,180
expiring 07/06/2009 @ 4.25%				23,000	1,136,066
expiring 09/08/2009 @ 4.75%				60,000	3,418,046

TOTAL OPTIONS PURCHASED (cost $1,350,170)					7,603,292

TOTAL SHORT-TERM INVESTMENTS (cost $10,716,996)					16,970,145

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN(o) — 108.4% (cost $189,123,865)					143,190,146

OPTIONS WRITTEN — (5.9)%
Call Options — (5.9)%
Interest Rate Swap Options, expiring 07/06/2009 @ 4.90%				7,700	(1,198,190)
expiring 07/06/2009 @ 4.90%				20,700	(3,221,109)
expiring 09/08/2009 @ 5.15%				20,000	(3,364,539)

TOTAL OPTIONS WRITTEN (premium received $1,316,570)					(7,783,838)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.5%
(cost $187,807,295)					135,406,308
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.5)%					(3,366,672)

NET ASSETS — 100.0%					$132,039,636

The following abbreviations are used in Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
TBA	To Be Announced
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
RUB	Russian Ruble
SGD	Singapore Dollar

*	Non-income producing security.

†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $44,669,642. The aggregate value of $28,416,456 is approximately 21.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(n)	Rates shown are the effective yields at reporting date.

(o)	As of December 31, 2008, 2 securities representing $92,362 and 0.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Other liabilities in excess of other assets include unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation
Long Position:
1	90 Day Euro Dollar	Jun 09	241,550	247,175	$5,625	(1)

(1)	Cash of $163,700 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 02/03/09	BRL 4,639	$2,114,086	$1,961,951	$(152,135)
British Pound, Expiring 01/13/09	GBP 98	150,758	140,846	(9,912)
Mexican Pesos, Expiring 05/19/09	MXN 57	4,172	3,962	(210)
Malaysian Ringgit, Expiring 02/12/09	MYR 2,166	615,481	625,137	9,656
Expiring 04/14/09	MYR 1,235	350,000	356,384	6,384
Philippines Peso, Expiring 02/06/09	PHP 19,811	430,932	414,816	(16,116)
Expiring 05/06/09	PHP 9,682	200,000	201,439	1,439
Expiring 12/23/10	PHP 500	11,171	9,681	(1,490)
Russian Ruble, Expiring 05/06/09	RUB 59,763	2,452,933	1,733,101	(719,832)
Singapore Dollar, Expiring 04/14/09	SGD 1,276	870,000	884,627	14,627
Expiring 07/30/09	SGD 217	150,000	150,301	301

		$7,349,533	$6,482,245	$(867,288)

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 02/03/09	BRL 4,639	$1,923,857	$1,961,951	$(38,094)
British Pound, Expiring 01/13/09	GBP 561	830,928	806,273	24,655
Euro, Expiring 01/13/09	EUR 2,973	3,776,306	4,130,125	(353,819)
Mexican Pesos, Expiring 05/19/09	MXN 57	4,181	3,962	219
Malaysian Ringgit, Expiring 02/12/09	MYR 2,166	602,000	625,137	(23,137)
Expiring 04/14/09	MYR 1,235	353,546	356,384	(2,838)
Philippines Peso, Expiring 02/06/09	PHP 19,811	391,859	414,816	(22,957)
Expiring 05/06/09	PHP 9,682	187,674	201,439	(13,765)
Expiring 12/23/10	PHP 500	10,346	9,681	665
Russian Ruble, Expiring 05/06/09	RUB 59,763	2,130,921	1,733,101	397,820
Singapore Dollar, Expiring 04/14/09	SGD 1,276	863,097	884,627	(21,530)
Expiring 07/30/09	SGD 217	151,312	150,301	1,011

		$11,226,027	$11,277,797	$(51,770)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	06/17/10	$6,400	4.00%	3 month LIBOR	$30,902
Barclays Bank PLC(1)	06/17/16	120	4.00%	3 month LIBOR	2,184
Barclays Bank PLC(2)	12/17/28	900	5.00%	3 month LIBOR	(303,201)
Citigroup(2)	12/17/28	4,400	5.00%	3 month LIBOR	(1,501,423)
Citigroup(2)	12/17/38	2,700	5.00%	3 month LIBOR	(1,227,194)
Credit Suisse International, Ltd.(1)	06/17/14	4,200	4.00%	3 month LIBOR	160,472
Credit Suisse International, Ltd.(2)	06/17/24	1,000	4.00%	3 month LIBOR	(18,841)
Deutsche Bank(1)	09/17/11	22,200	4.00%	3 month LIBOR	342,922
Merrill Lynch & Co.(2)	12/17/38	1,700	5.00%	3 month LIBOR	(809,323)
Morgan Stanley Capital Services, Inc.(2)	12/17/38	2,400	5.00%	3 month LIBOR	(1,105,745)
Barclays Bank PLC(1)	01/02/12	BRL 11,800	10.68%	Brazilian interbank lending rate	(194,090)
Goldman Sachs(1)	01/02/12	BRL 1,700	10.15%	Brazilian interbank lending rate	(37,778)
Merrill Lynch & Co.(1)	01/02/12	BRL 1,000	14.77%	Brazilian interbank lending rate	13,842
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL 16,500	10.12%	Brazilian interbank lending rate	(426,899)

					$(5,074,172)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Reference Entity/Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Credit default swaps on credit indices—Sell Protection(1)
Morgan Stanley Capital Services, Inc.	12/20/10	$294	1.55%	Dow Jones CDX HY-9 Index	$(3,655)	$—	$(3,655)

Counterparty	Termination Date	Notional Amount# (000)(2)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2008(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Goldman Sachs	09/20/13	$400	4.50%	Aramark Services, Inc., 8.50%, due 02/01/15	6.329%	$(26,495)	$—	$(26,495)
Merrill Lynch & Co.	09/20/13	3,000	5.00%	GMAC LLC, 6.875%, due 08/28/12	8.063%	(327,833)	(710,024)	382,191
Goldman Sachs	09/20/13	100	4.20%	NRG Energy, Inc., 7.25%, due 02/01/14	5.538%	(5,098)	—	(5,098)
Barclays Bank PLC	03/20/09	500	0.74%	OJSC Russian Agricultural Bank, 6.875%, due 11/29/10	11.299%	(10,452)	—	(10,452)
Barclays Bank PLC	02/20/09	1,000	0.76%	OJSC Russian Agricultural Bank, 6.875%, due 11/29/10	11.292%	(12,190)	—	(12,190)
Credit Suisse International, LTD.	09/20/12	150	4.22%	Sanmina-SCI Corp., 8.125%, due 03/01/16	16.332%	(42,461)	—	(42,461)
Barclays Bank PLC	06/20/09	500	7.15%	Sprint Nextel Corp., 6.00%, due 12/01/16	13.737%	(13,642)	—	(13,642)
Deutsche Bank	09/20/13	850	4.50%	Sungard Data Systems, Inc., 9.125%, due 08/15/13	8.418%	(110,143)	—	(110,143)

						$(548,314)	$(710,024)	$161,710

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The fair values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$5,838,389	$5,625
Level 2—Other Significant Observable Inputs-Long	137,259,395	(5,835,175)
Level 2—Other Significant Observable Inputs-Short	(7,783,838)	—
Level 3—Significant Unobservable Inputs	92,362	—

Total	$135,406,308	$(5,829,550)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$6,339
Accrued discounts/premiums	679
Realized gain (loss)	(1,081)
Change in unrealized appreciation (depreciation)	(27,062)
Net purchases (sales)	(27,951)
Transfers in and/or out of Level 3	141,438

Balance as of 12/31/08	$92,362

SEE NOTES TO FINANCIAL STATEMENTS.

A39

SP PIMCO HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

Industry
Diversified Financial Services	13.4%
Telecommunications	7.3
Financial – Bank & Trust	6.3
Utilities	6.0
Bank Notes	6.0
Media	5.9
Options Purchased	5.7
Electric	4.0
Hospitals/Hospital Management	3.9
U.S. Treasury Obligations	3.4
U.S. Government Mortgage-Backed Obligations	3.1
Affiliated Money Market Mutual Fund	3.1
Forest & Paper Products	3.1
Automotive	2.8
Municipal Bonds	2.5
Healthcare Products	2.5
Pipelines & Other	2.2
Computer Services & Software	2.1
Retail	2.0
Insurance	1.7
Oil & Gas Exploration/Production	1.7
Oil, Gas & Consumable Fuels	1.4
Collateralized Mortgage Obligations	1.4
Healthcare Services	1.4
Commercial Services	1.2
Convertible Bonds	1.1
Chemicals	1.1
Semiconductors	1.0
Containers & Packaging	1.0
Foods	0.9
Gaming	0.8
Business Services	0.8
Electronic Components	0.8
Metals & Mining	0.8
Technology	0.7
Real Estate Investment Trusts	0.6
Capital Goods	0.6
Commercial Paper	0.6
Diversified Manufacturing	0.6
Banks	0.5
Services Cyclical – Rental Equipment	0.5
Cable	0.4
Advertising	0.4
Machinery & Equipment	0.3
Paper & Forest Products	0.3
Asset-Backed Securities	0.2
Environmental Services	0.2
Airlines	0.1

108.4
Options Written	(5.9)
Other liabilities in excess of other assets	(2.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A40

SP PIMCO HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Unaffiliated investments (cost $185,013,723)	$139,080,004
Affiliated investments (cost $4,110,142)	4,110,142
Cash	2,492,243
Foreign currency, at value (cost $34,403)	33,010
Receivable for investments sold	44,960,140
Dividends and interest receivable	3,338,528
Unrealized appreciation on swap agreements	932,513
Unrealized appreciation on foreign currency forward contracts	456,777
Payments made for swap agreements	164,204
Receivable for Series shares sold	54,997
Prepaid expenses	1,794

Total Assets	195,624,352

LIABILITIES
Payable for investments purchased	48,411,037
Written options outstanding, at value (premium received $1,316,570)	7,783,838
Unrealized depreciation on swap agreements	5,848,630
Unrealized depreciation on foreign currency forward contracts	1,375,835
Accrued expenses and other liabilities	98,516
Management fee payable	62,421
Deferred trustees’ fees	1,875
Payments received for swap agreements	1,073
Transfer agent fees payable	773
Payable for Series shares repurchased	630
Due to broker-variation margin	88

Total Liabilities	63,584,716

NET ASSETS	$132,039,636

Net assets were comprised of:
Paid-in capital	$197,755,636
Retained earnings	(65,716,000)

Net assets, December 31, 2008	$132,039,636

Net asset value and redemption price per share, $132,039,636 / 19,720,185 outstanding shares of beneficial interest	$6.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest income	$15,255,066
Unaffiliated dividend income	173,838
Affiliated dividend income	27,860

15,456,764

EXPENSES
Management fee	1,075,118
Custodian’s fees and expenses	126,500
Audit fee	44,000
Shareholders’ reports	30,500
Trustees’ fees	13,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	14,736

Total expenses	1,319,854

NET INVESTMENT INCOME	14,136,910

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(8,601,628)
Futures transactions	415,723
Options written transactions	1,174,980
Swap agreement transactions	(1,224,538)
Foreign currency transactions	143,127

(8,092,336)

Net change in unrealized appreciation (depreciation) on:
Investments	(45,079,113)
Futures	(159,825)
Options written	(5,080,549)
Swap agreements	(3,668,779)
Foreign currencies	(1,062,084)

(55,050,350)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(63,142,686)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,005,776)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,136,910	$16,906,097
Net realized gain (loss) on investments and foreign currency transactions	(8,092,336)	193,278
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(55,050,350)	(8,467,395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,005,776)	8,631,980

DISTRIBUTIONS	(14,819,386)	(19,316,825)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,389,047 and 974,027 shares, respectively]	13,052,609	10,047,357
Series shares issued in reinvestment of distributions [1,796,984 and 1,921,263 shares, respectively]	14,819,386	19,316,825
Series shares repurchased [4,415,455 and 8,500,462 shares, respectively]	(38,000,243)	(87,117,703)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(10,128,248)	(57,753,521)

TOTAL DECREASE IN NET ASSETS	(73,953,410)	(68,438,366)
NET ASSETS:
Beginning of year	205,993,046	274,431,412

End of year	$132,039,636	$205,993,046

SEE NOTES TO FINANCIAL STATEMENTS.

A41

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 174.2% ASSET-BACKED SECURITIES(c) — 1.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.746%		09/25/34	$614		$480,651
Aurum CLO 2002-1 Ltd./Aurum CLO 2002-1 Corp., Series 2002-1A, Class A1, 144A (original cost $1,475,206; purchased 12/05/08)(g)(l)	Aaa	5.183%		04/15/14	1,731		1,633,245
Countrywide Asset-Backed Certificates, Series 2006-SD1, Class A1, 144A (original cost $467,348; purchased 02/17/06)(g)(l)	AAA(d)	0.631%		02/25/36	467		436,173
MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7	Aaa	1.295%		12/15/11	2,000		1,942,909
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A	Aaa	0.541%		08/25/36	1,435		1,351,696
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Aaa	0.521%		11/25/36	491		459,641
Soundview Home Equity Loan Trust, Series 2007-OPT5, Class 2A1	Aaa	1.271%		10/25/37	1,348		1,201,698
Structured Asset Securities Corp., Series 2006-BC3, Class A2	Aaa	0.521%		10/25/36	3,337		3,084,162

TOTAL ASSET-BACKED SECURITIES (cost $10,739,644)							10,590,175

BANK NOTES(c) — 2.7%
Chrysler Financial, Term, 144A (original cost $27,956,125; purchased 07/31/07, 11/28/07)(g)(l)	CAA(d)	6.00%		08/03/14	29,427		14,818,836
CSC Holdings, Inc., Term B (original cost $1,777,939; purchased 02/11/08, 02/12/08)(g)(l)	BAA-(d)	2.95%		02/24/13	1,980		1,681,872
First Data Corp., Term B2 (original cost $53,087; purchased 02/13/08)(g)(l)	BA-(d)	3.21%		09/24/14	59		37,771
First Data Corp., Term B2 (original cost $884,124; purchased 02/13/08)(g)(l)	BA-(d)	3.21%		09/24/14	931		596,166
HCA, Inc., Term B (original cost $7,767,218; purchased 07/24/07, 02/12/08)(g)(l)	BA-(d)	3.71%		11/14/13	8,082		6,319,388
Metro Goldwyn, Term B1 (original cost $3,930,000; purchased 03/14/07)(g)(l)	BA-(d)	4.71%		04/08/12	3,930		1,611,300
NRG Energy, Inc., Term B (original cost $4; purchased 02/11/08, 02/12/08)(g)(l)	BA+(d)	2.96%		02/01/13	—	(r)	4
TXU Corp., Term B3 (original cost $20,551; purchased 08/28/08)(g)(l)	BA-(d)	3.96%		10/10/14	21		14,206
TXU Corp., Term B3 (original cost $3,934,368; purchased 01/15/08-08/28/08)(g)(l)	BA-(d)	5.37%		10/10/14	4,038		2,791,507

TOTAL BANK NOTES (cost $46,680,462)							27,871,050

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.7%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A	Aaa	0.531%	(c)	11/25/36	493		468,436
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	Aaa	6.50%		10/25/31	127		117,224
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.605%	(c)	02/25/33	361		290,326
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	Aaa	4.125%	(c)	03/25/35	4,125		3,212,241
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2	Aaa	5.366%	(c)	05/25/35	2,634		1,819,493
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Aaa	5.85%	(c)	03/25/36	766		352,354
Brazos Student Finance Corp., Series 1998-A, Class A2	NR	2.70%	(c)	06/01/23	21		20,251
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Aaa	5.345%	(c)	12/25/35	653		360,156
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	Aaa	5.889%		11/25/35	734		351,104
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	0.651%	(c)	05/25/47	4,220		1,732,302
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	Aaa	0.721%	(c)	10/25/46	632		131,867
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	Aaa	0.688%	(c)	02/20/47	5,659		2,321,241
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	Baa1	0.741%	(c)	05/25/36	618		163,027
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	Aaa	5.367%	(c)	10/20/35	821		424,591
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	Aaa	0.811%	(c)	03/25/36	1,009		248,318

SEE NOTES TO FINANCIAL STATEMENTS.

A42

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	Baa3	0.821%	(c)	02/25/36	$573	$129,402
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	Aaa	5.764%	(c)	05/20/36	1,662	829,653
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-AB3, Class A5B	Aaa	6.30%		07/25/36	900	496,164
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	A2	0.901%	(c)	07/19/45	624	186,152
Fannie Mae, Series 2001-29, Class Z	Aaa	6.50%		07/25/31	216	223,724
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	3.655%	(c)	07/25/44	2,121	1,912,651
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	3.455%	(c)	10/25/44	1,394	1,335,695
Freddie Mac, Series 3346, Class FA	Aaa	1.425%	(c)	02/15/19	8,826	8,478,000
Government Lease Trust, Series 1999-C1A, Class B2, 144A (original cost $1,346,953; purchased 02/14/03)(g)(l)	AAA(d)	4.00%		05/18/11	1,500	1,463,164
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	1.699%	(c)	02/16/30	16	15,673
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	Aaa	0.741%	(c)	04/25/36	850	273,218
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	0.551%	(c)	10/25/46	2,546	2,043,900
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	4.54%	(c)	09/25/35	5,020	3,700,637
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	Aaa	0.831%	(c)	09/19/46	810	185,463
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11	Aaa	0.671%	(c)	01/19/38	891	797,460
Homebanc Mortgage Trust, Series 2006-2, Class A1	Aaa	0.651%	(c)	12/25/36	970	377,497
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A	Aa2	0.551%	(c)	01/25/37	161	150,026
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	Aaa	4.446%	(c)	01/25/32	4	4,236
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	Aaa	5.279%	(c)	06/25/35	691	394,384
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	Aaa	5.099%		09/25/35	696	334,057
Lehman XS Trust, Series 2006-14N, Class 1A2(i)	Aaa	0.711%	(c)	09/25/46	938	206,208
Lehman XS Trust, Series 2006-16N, Class A4B(i)	Aaa	0.711%	(c)	11/25/46	902	194,079
Lehman XS Trust, Series 2006-GP2, Class 3A2(i)	Aaa	0.701%	(c)	06/25/46	828	200,595
Master Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.50%		09/25/33	2,332	2,204,006
Mastr Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A (original cost $1,285,444; purchased 12/05/08)(g)(l)	Aaa	8.00%		07/25/35	1,330	1,476,559
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	B3	0.771%	(c)	03/25/37	1,000	275,179
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A (original cost $1,440,298; purchased 10/31/06)(g)(l)	Aaa	1.265%	(c)	06/15/22	1,440	1,092,546
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 2A1	AA(d)	5.849%	(c)	04/25/37	1,783	1,273,534
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	0.681%	(c)	02/25/36	2,237	1,190,186
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	Aaa	5.726%		10/25/36	600	397,198
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	Ba3	0.831%	(c)	04/25/37	1,800	653,708
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%		03/25/47	700	331,781
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.82%		03/25/47	700	476,475
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	Aaa	0.731%	(c)	07/25/35	782	646,369
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	Aaa	0.701%	(c)	05/25/37	1,225	263,061
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	Aaa	6.50%		03/25/32	370	355,011
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	A(d)	5.95%	(c)	02/25/36	682	323,506
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	Aaa	0.731%	(c)	05/25/46	615	165,445
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	Aaa	0.731%	(c)	05/25/46	809	236,418
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG	Aaa	0.591%	(c)	08/25/36	4,976	1,990,147
Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	Aaa	1.151%	(c)	04/25/43	336	292,478
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	Aaa	3.456%	(c)	11/25/42	512	421,803
WaMu Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	Aaa	4.493%	(c)	09/25/33	536	461,319

SEE NOTES TO FINANCIAL STATEMENTS.

A43

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1	Aaa	1.011%	(c)	12/25/27	$8,279	$6,855,427
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	Aaa	0.865%	(c)	11/25/34	1,559	521,472
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Aaa	0.761%	(c)	10/25/45	2,760	1,507,207
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	Aaa	0.881%	(c)	11/25/45	700	160,690
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	Aaa	0.881%	(c)	12/25/45	700	137,775
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	AAA(d)	5.917%	(c)	09/25/36	1,033	597,469
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	AAA(d)	5.594%	(c)	12/25/36	293	169,222
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	Aaa	3.076%	(c)	12/25/46	1,683	632,348
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Aaa	3.066%	(c)	12/25/46	2,049	874,416
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Aaa	4.625%	(c)	12/25/46	563	259,014
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	A(d)	5.324%	(c)	01/25/37	1,271	715,773
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	BBB(d)	5.503%	(c)	04/25/37	3,914	2,062,734
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Aaa	3.226%	(c)	05/25/46	3,909	1,671,931
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	Aaa	5.813%	(c)	02/25/33	35	28,024
Washington Mutual MSC Mortgage Pass-Through Certifiecates, Series 2004-RA4, Class 2A	AAA	6.50%		08/25/34	2,924	2,598,222
Washington Mutual, Inc., Series 2002-AR2, Class A	Aaa	4.375%	(c)	02/27/34	892	722,797

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $97,760,825)						69,986,219

CORPORATE BONDS — 41.6%
Aerospace — 0.2%
Goodrich Corp., Sr. Unsec’d. Notes(g)	Baa2	6.29%		07/01/16	2,200	2,186,470

Airlines
United AirLines, Inc., Pass-Through Certificates(g)(i)	NR	9.21%		01/21/17	81	65

Automobile Manufacturers — 0.6%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	2.426%	(c)	03/13/09	3,500	3,374,560
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.75%		09/08/11	3,400	2,871,433

						6,245,993

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	A3	5.85%		06/01/17	1,100	1,136,017

Building Materials — 0.4%
Lennar Corp., Gtd. Notes	Ba3	5.95%		10/17/11	5,000	3,825,000

Diversified — 1.9%
C10 Capital SPV Ltd., Debs., 144A (original cost $2,500,000; purchased 12/11/06)(g)(l)	BB+(d)	6.722%	(c)	12/31/49	2,500	1,189,575
General Electric Co., Sr. Unsec’d. Notes	Aaa	5.25%		12/06/17	3,800	3,788,399
iStar Financial, Inc., Sr. Unsec’d. Notes(g)	Ba3	5.80%		03/15/11	1,000	350,000
Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (Netherlands) (original cost $14,700,000; purchased 08/09/06)(g)(l)	A1	2.183%	(c)	08/14/09	14,700	14,713,068

						20,041,042

SEE NOTES TO FINANCIAL STATEMENTS.

A44

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial – Bank & Trust — 15.3%
American Express Bank FSB, Sr. Unsec’d. Notes	A1	5.50%		04/16/13	$6,000	$5,683,440
ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $12,987,780; purchased 07/09/08)(g)(l)	Aa2	6.20%		07/19/13	13,000	12,578,280
Bank of America Corp., Jr. Sub. Notes	A2	8.125%	(c)	12/29/49	8,000	5,984,000
Bank of America Corp., Sr. Unsec’d. Notes	A1	5.65%		05/01/18	1,500	1,508,901
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $13,900,000; purchased 04/18/08)(g)(l)	Aa2	7.70%	(c)	04/29/49	13,900	9,191,514
Citigroup, Inc., Jr. Sub. Notes	Baa3	8.40%	(c)	04/29/49	17,300	11,423,017
Credit Suisse / New York NY, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa1	5.00%		05/15/13	21,200	20,403,537
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	4.875%		05/20/13	18,400	18,064,936
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	6.00%		09/01/17	5,400	5,729,686
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%		09/01/17	5,600	5,429,962
National Australia Bank Ltd., Bonds, 144A (Australia) (original cost $7,600,000; purchased 02/01/08)(g)(l)	Aa1	2.838%	(c)	02/08/10	7,600	7,605,092
Norddeutsche Landesbank Girozentrale AG, Pfandriefe, MTN (Germany)	Aaa	0.45%		01/19/09	JPY2,456,000	27,088,203
PNC Funding Corp., FDIC Gtd.	Aaa	2.30%		06/22/12	5,300	5,352,942
Rabobank Nederland, Sr. Notes, 144A (Netherlands) (original cost $6,700,000; purchased 01/17/06)(g)(l)	NR	4.773%	(c)	01/15/09	6,700	6,705,588
Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain) (original cost $15,495,645; purchased 01/13/06)(g)(l)	Aa1	2.766%	(c)	02/06/09	15,500	15,494,916
UBS AG, Sr. Unsec’d. Notes (Switzerland)	Aa2	5.875%		12/20/17	200	183,729
Vornado Realty LP, Sr. Unsec’d. Notes	Baa2	5.60%		02/15/11	1,000	903,806

						159,331,549

Financial Services — 15.7%
American Express Co., Sr. Unsec’d. Notes	A2	7.00%		03/19/18	13,000	13,144,872
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A1	5.875%		05/02/13	4,500	4,319,883
Bank of America Corp., Jr. Sub. Notes	A2	8.00%	(c)	12/29/49	40,600	29,203,093
CitiFinancial, Inc., Sr. Unsec’d. Notes(g)	A2	6.625%		06/01/15	600	556,394
Citigroup Capital XXI, Gtd. Notes	A3	8.30%	(c)	12/21/57	11,000	8,483,607
Citigroup, Inc., Sr. Unsec’d. Notes	A2	3.505%	(c)	01/30/09	1,900	1,900,600
Citigroup, Inc., Sr. Unsec’d. Notes	A2	5.50%		04/11/13	8,900	8,665,788
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.875%		01/14/38	15,800	15,465,988
General Electric Capital Corp., Sub. Notes, 144A (original cost $14,999,395; purchased 08/30/07)(g)(l)	Aa1	6.50%	(c)	09/15/67	GBP 7,500	6,804,164
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.75%		12/01/14	10,500	7,178,283
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.875%		08/28/12	10,800	8,189,359
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	8.00%		11/01/31	600	351,059
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.35%		01/15/16	1,300	1,187,195
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.75%		10/01/16	6,000	5,622,372
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.75%		10/01/37	8,200	6,657,318
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%		01/24/13	16,800	1,596,000
Merrill Lynch & Co., Inc., Notes, MTN	A1	6.875%		04/25/18	14,000	14,644,364
Morgan Stanley, Sr. Unsec’d. Notes	A2	6.75%		04/15/11	2,000	1,967,852
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	2.498%	(c)	02/09/09	15,400	15,323,277
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.625%		04/01/18	12,100	10,615,209
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125%		10/13/10	430	452,575
Petroleum Export Ltd., Sr. Sec’d. Notes, 144A (Cayman Islands) (original cost $1,511,499; purchased 07/14/05)(g)(l)	Baa1	5.265%		06/15/11	1,512	1,403,033

						163,732,285

Healthcare – Services — 0.1%
Cardinal Health, Inc., Sr. Unsec’d. Notes	Baa2	6.00%		06/15/17	1,100	1,003,234
HCA, Inc., Sr. Sec’d. Notes	B2	9.25%		11/15/16	200	183,500

						1,186,734

SEE NOTES TO FINANCIAL STATEMENTS.

A45

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Insurance — 2.4%
American International Group, Inc., Jr. Sub. Debs., 144A (original cost $14,000,000; purchased 05/13/08)(g)(l)	Baa1	8.175%	(c)	05/15/58	14,000		$5,446,350
American International Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $11,000,000; purchased 08/13/08)(g)(l)	A3	8.25%		08/15/18	11,000		8,051,109
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	2.628%	(c)	07/19/13	EUR 3,100		2,388,913
ASIF III Jersey Ltd., Sr. Sec’d. Notes, MTN (Japan)	Aa3	0.95%		07/15/09	JPY 875,000		8,921,429

							24,807,801

Oil, Gas & Consumable Fuels — 0.1%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		05/15/11	200		181,957
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.80%		08/01/31	850		553,777

							735,734

Paper & Forest Products — 0.4%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $900,000; purchased 12/31/06)(g)(l)	Ba3	7.00%		01/15/15	900		765,000
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $1,300,000; purchased 12/13/06)(g)(l)	Ba3	7.125%		01/15/17	1,300		1,092,000
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	7.75%		11/15/29	3,000		1,890,000

							3,747,000

Retail & Merchandising — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.75%		08/15/11	3,700		3,712,794
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.80%		02/15/18	2,200		2,434,410
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.50%		08/15/37	400		474,926

							6,622,130

Telecommunications — 1.4%
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%		06/01/16	6,000		4,620,000
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.625%		06/15/15	7,000		5,740,000
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%		03/15/12	1,650		1,526,250
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	5.85%		09/15/35	2,500		2,487,375

							14,373,625

Tobacco — 0.3%
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.625%		06/01/16	4,000		3,331,252

Utilities — 2.1%
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.625%		05/15/27	4,700		3,642,500
Illinois Power Co., Sr. Sec’d. Notes	Baa3	6.25%		04/01/18	14,300		12,771,316
Virginia Electric and Power Co., Sr. Unsec’d. Notes	Baa1	8.875%		11/15/38	4,500		5,695,033

							22,108,849

TOTAL CORPORATE BONDS (cost $504,325,670)							433,411,546

FOREIGN GOVERNMENT BONDS — 2.8%
Bundesrepublik Deutschland, Bonds (Germany)	Aaa	4.25%		07/04/39	EUR 10,000		15,787,045
France Government, Bonds (France)	Aaa	4.00%		04/25/55	EUR 1,400		2,096,896
Republic of Brazil, Sr. Unsec’d. Notes (Brazil)	Ba1	12.50%		01/05/22	BRL 18,300		8,121,998
United Kingdom Gilt, Bonds (United Kingdom)	AAA(d)	4.50%		12/07/42	GBP 2,200		3,598,608

TOTAL FOREIGN GOVERNMENT BONDS (cost $28,098,170)							29,604,547

MUNICIPAL BONDS — 6.8%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds	Aa1	4.75%		01/01/32	1,000	(f)	936,210
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bonds (original cost $516,495; purchased 04/29/05)(g)(l)	AA(d)	7.72%	(c)	01/01/32	500		436,210

							1,372,420

SEE NOTES TO FINANCIAL STATEMENTS.

A46

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

California — 0.1%
State of California, General Obligation Bonds	A1	4.50%		08/01/28	$100		$80,967
University of California, Revenue Bonds	Aa2	5.00%		05/15/37	500		456,255

							537,222

Georgia — 0.1%
Georgia State Road & Tollway Authority, Revenue Bonds	Aaa	5.00%		03/01/21	700		710,388

Hawaii — 0.3%
Honolulu Hawaii City & County, Series 1115, General Obligation Bonds	Aa2	5.00%		07/01/23	3,075	(f)	3,100,738

Illinois — 3.0%
Chicago Illinois Transit Authority, Revenue Bonds	Aa3	6.899%		12/01/40	16,600		16,382,540
Illinois Finance Authority, Revenue Bonds	Aa1	5.75%		07/01/33	4,900		4,989,572
Illinois State, General Obligation Bond	Aa3	5.00%		11/01/22	300		302,106
Illinois State, General Obligation, Unlimited Notes	MIG2	4.50%		06/24/09	8,500		8,574,035
Regional Transportation Authority, Series A, Revenue Bonds	Aa2	5.00%		07/01/25	1,600		1,597,328

							31,845,581

Massachusetts — 1.9%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	Aaa	5.50%		07/01/36	5,100		5,279,010
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	Aaa	6.00%		07/01/36	5,100		5,469,546
Massachusetts Health & Educational Facilities Authority, Series A, Revenue Bonds	Aaa	5.50%		11/15/36	6,500		6,734,715
Massachusetts Water Resources Authority, Series J, Revenue Bonds	Aa2	5.00%		08/01/32	2,500	(f)	2,367,400

							19,850,671

New York — 0.9%
New York City Municipal Water Finance Authority, Revenue Bonds	Aa3	5.75%		06/15/40	300		302,160
Port Authority of New York & New Jersey, Revenue Bonds	Aa3	4.75%		07/15/33	10,000		8,934,500

							9,236,660

Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.125%		06/01/32	1,205		851,140
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.25%		06/01/42	400		250,132

							1,101,272

Washington — 0.3%
Pierce County School District No. 3, General Obligation Bonds	Aa1	5.00%		12/01/23	3,000	(f)	3,022,800

TOTAL MUNICIPAL BONDS (cost $70,484,893)							70,777,752

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Mortgage Corp., Notes (cost $28,255,032)	Aaa	4.875%		06/13/18	26,300		30,226,327

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 73.1%
Federal Home Loan Mortgage Corp.		4.00%		09/01/18	556		570,577
Federal Home Loan Mortgage Corp.		5.00%		TBA	47,100		48,130,312
Federal Home Loan Mortgage Corp.		5.50%		02/01/38	1,840		1,885,465
Federal Home Loan Mortgage Corp.		5.50%		TBA	34,000		34,796,892
Federal National Mortgage Assoc.		4.00%		07/01/18-03/01/20	53,733		54,689,447
Federal National Mortgage Assoc.		4.00%		TBA	25,000		25,257,800
Federal National Mortgage Assoc.		4.42%	(c)	05/01/36	69		68,675
Federal National Mortgage Assoc.		4.50%		02/01/23-08/01/35	70,734		72,168,017

SEE NOTES TO FINANCIAL STATEMENTS.

A47

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Assoc.(k)	4.50%		08/01/35	$2,437	$2,473,298
Federal National Mortgage Assoc.	4.987%	(c)	06/01/35	1,157	1,169,544
Federal National Mortgage Assoc.	5.00%		12/01/18-11/01/33	93,662	95,878,795
Federal National Mortgage Assoc.	5.00%		TBA	97,100	99,133,080
Federal National Mortgage Assoc.	5.131%	(c)	12/01/36	1,589	1,588,483
Federal National Mortgage Assoc.	5.50%		09/01/32-08/01/37	140,253	144,049,277
Federal National Mortgage Assoc.(k)	5.50%		09/01/35	6,792	6,970,194
Federal National Mortgage Assoc.	5.50%		TBA	43,500	44,587,500
Federal National Mortgage Assoc.	6.00%		04/01/16-08/01/35	2,254	2,334,642
Government National Mortgage Assoc.	4.50%		09/15/33	34	34,919
Government National Mortgage Assoc.	4.625%	(c)	08/20/24-08/20/27	134	132,735
Government National Mortgage Assoc.	5.00%		TBA	6,000	6,150,000
Government National Mortgage Assoc.	5.00%		TBA	37,000	37,751,544
Government National Mortgage Assoc.	5.375%	(c)	04/20/25-05/20/25	39	39,384
Government National Mortgage Assoc.	5.50%		TBA	13,300	13,694,850
Government National Mortgage Assoc.	6.00%		06/15/37-10/15/38	7,577	7,830,746
Government National Mortgage Assoc.	6.00%		TBA	4,000	4,126,248
Government National Mortgage Assoc.	6.50%		12/15/33-10/15/38	38,838	40,456,366
Government National Mortgage Assoc.	6.50%		TBA	14,000	14,555,632
Government National Mortgage Assoc.	9.00%		07/15/30-08/15/30	2	2,449

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $738,661,155)					760,526,871

U.S. TREASURY OBLIGATIONS — 36.3%
U.S. Treasury Bonds	5.375%		02/15/31	125,800	172,856,999
U.S. Treasury Bonds	6.75%		08/15/26	17,900	26,998,230
U.S. Treasury Bonds	8.75%		08/15/20	13,500	21,074,769
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.75%		01/15/28	1,100	1,050,627
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25	14,697	16,595,879
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%		04/15/28	4,800	7,657,018
U.S. Treasury Notes	3.125%		04/30/13	28,400	30,740,785
U.S. Treasury Notes	4.00%		08/15/18	4,500	5,196,447
U.S. Treasury Notes	4.75%		05/15/14	400	470,719
U.S. Treasury Strips	7.25%		02/15/22	23,000	14,800,155
U.S. Treasury Strips	7.875%		02/15/21	17,100	11,389,045
U.S. Treasury Strips	8.00%		11/15/21	6,700	4,335,624
U.S. Treasury Strips	8.125%		05/15/21	21,700	14,339,099
U.S. Treasury Strips	8.125%		08/15/21	18,900	12,328,035
U.S. Treasury Strips	6.00%		02/15/26	13,700	8,104,057
U.S. Treasury Strips	6.75%		08/15/26	10,900	6,362,886
U.S. Treasury Strips	7.25%		08/15/22	37,500	23,868,975

TOTAL U.S. TREASURY OBLIGATIONS (cost $333,290,454)					378,169,349

				Shares
PREFERRED STOCKS — 0.3%
Business Services
Bank of America Corp., 7.25%, CVT (cost $4,200,000)				4,200	2,730,000

TOTAL LONG-TERM INVESTMENTS (cost $1,862,496,305)					1,813,893,836

SHORT-TERM INVESTMENTS — 16.2% REPURCHASE AGREEMENTS(m) — 12.8%				Principal Amount (000)#
Goldman Sachs & Co. (The), 0.00%, dated 12/29/08, due 01/05/09 in the amount of $83,529,411 (cost $83,529,411; the value of collateral plus accrued interest was $83,803,125)(p)				$83,529	83,529,411
JPMorgan Chase Bank, 0.00%, dated 12/08/08, due 01/12/09 in the amount of $5,006,250 (cost $5,006,250; the value of collateral plus accrued interest was $5,274,141)(s)				5,006	5,006,250

SEE NOTES TO FINANCIAL STATEMENTS.

A48

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

REPURCHASE AGREEMENTS(m) (continued)			Principal Amount (000)#	Value (Note 2)

JPMorgan Chase Bank, 0.00%, dated 12/09/08, due 01/14/09 in the amount of $30,814,000 (cost $30,814,000; the value of collateral plus accrued interest was $30,879,239)(p)			$30,814	$30,814,000
JPMorgan Chase Bank, 0.00%, dated 12/09/08, due 01/14/09 in the amount of $469,000 (cost $469,000; the value of collateral plus accrued interest was $473,164)(s)			469	469,000
JPMorgan Chase Bank, 0.01%, dated 12/05/08, due 01/09/09 in the amount of $13,222,618 (cost $13,222,500; the value of collateral plus accrued interest was $13,490,095)			13,223	13,222,500

TOTAL REPURCHASE AGREEMENTS (cost $133,041,161)				133,041,161

	Interest Rate	Maturity Date
U.S. TREASURY OBLIGATIONS(n) — 1.9%
Cash Management Bill	0.98%	05/15/09	460	459,849
U.S. Treasury Bills	0.009%	03/19/09	440	439,956
U.S. Treasury Bills	0.052%	03/05/09	870	869,855
U.S. Treasury Bills	0.054%	03/05/09	400	399,933
U.S. Treasury Bills	0.059%	03/05/09	3,010	3,009,497
U.S. Treasury Bills	0.117%	01/22/09	2,210	2,209,961
U.S. Treasury Bills	0.149%	02/12/09	270	269,992
U.S. Treasury Bills	0.153%	02/19/09	1,020	1,019,987
U.S. Treasury Bills	0.156%	02/19/09	570	569,993
U.S. Treasury Bills	0.18%	02/12/09	490	489,986
U.S. Treasury Bills	0.745%	01/15/09	2,130	2,129,992
U.S. Treasury Bills	0.80%	03/05/09	3,330	3,329,444
U.S. Treasury Bills	0.80%	06/04/09	1,650	1,649,271
U.S. Treasury Bills	0.889%	01/15/09	660	659,995
U.S. Treasury Bills	1.743%	01/15/09	2,600	2,599,990

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,107,861)				20,107,701

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 1.3%
Dryden Core Investment Fund — Taxable Money Market Series (cost $13,192,057)(Note 4)(w)			13,192,057	13,192,057

			Notional Amount (000)
OPTIONS PURCHASED* — 0.2%
Call Options — 0.1%
2 Year Euro-Schatz Futures, expiring 01/23/2009, Strike Price $116.00			EUR 65,100	4,525
2 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $111.00			23,400	1,828
5 Year Euro-Bobl Futures, expiring 02/20/2009, Strike Price $135.00			EUR 58,200	4,045
5 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $126.00			314,400	24,563
10 Year Euro-Bund Futures, expiring 02/20/2009, Strike Price $145.00			EUR 20,800	2,891
Currency Option, on EUR vs USD, expiring 05/19/2010 @ FX Rate 1.37			EUR 8,400	1,123,596
GNMA, expiring 01/14/2009, Strike Price $111.00			40,700	—
U.S. Treasury Bond Futures, expiring 01/23/2009, Strike Price $173.00			20,500	3,203
expiring 02/20/2009, Strike Price $173.00			52,500	8,203
U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $142.00			30,500	4,766
expiring 03/13/2009, Strike Price $112.00			37,600	3,760
expiring 03/13/2009, Strike Price $113.00			39,400	8,668
expiring 04/17/2009, Strike Price $119.00			28,400	1,988

				1,192,036

Put Options — 0.1%
2 Year U.S. Treasury Note Futures, expiring 02/20/2009, Strike Price $84.00			22,000	1,719
5 Year U.S. Treasury Note Futures, expiring 02/20/2009, Strike Price $85.00			29,900	2,336
Currency Option, on EUR vs USD, expiring 05/19/2010 @ FX Rate 1.37			8,400	947,820

SEE NOTES TO FINANCIAL STATEMENTS.

A49

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

OPTIONS PURCHASED* (continued)			Notional Amount (000)	Value (Note 2)

Put Options (continued)
FNMA Gold, expiring 01/06/2009, Strike Price $73.00			EUR 8,000	$—
expiring 02/05/2009, Strike Price $45.00			20,000	—
expiring 02/05/2009, Strike Price $50.00			15,000	—
expiring 02/05/2009, Strike Price $71.25			12,000	—
FNMA, expiring 01/06/2009, Strike Price $43.00			129,000	—
expiring 01/06/2009, Strike Price $56.25			20,000	—
expiring 01/06/2009, Strike Price $58.00			32,000	—
expiring 01/13/2009, Strike Price $50.00			15,000	—
expiring 02/05/2009, Strike Price $47.00			23,000	—
expiring 02/05/2009, Strike Price $52.00			5,800	—
expiring 02/05/2009, Strike Price $55.00			7,500	—
expiring 02/05/2009, Strike Price $75.50			27,000	—
GNMA, expiring 01/14/2009, Strike Price $45.00			37,000	—
expiring 01/14/2009, Strike Price $55.00			85,000	—
expiring 01/14/2009, Strike Price $55.00			148,000	—
expiring 01/14/2009, Strike Price $60.00			39,000	—
expiring 02/12/2009, Strike Price $50.00			7,000	—
expiring 02/12/2009, Strike Price $74.25			17,000	—
Interest Rate Swap Option, expiring 12/15/2009 @ 3.65%			700	14,388
U.S. Treasury Bond Futures, expiring 02/20/2009, Strike Price $66.00			50,000	7,813
expiring 02/20/2009, Strike Price $70.00			117,500	18,359
U.S. Treasury Inflationary, expiring 01/05/2009, Strike Price $65.00			4,800	—
expiring 01/05/2009, Strike Price $65.00			15,900	—
expiring 04/17/2009, Strike Price $80.00			6,500	130
U.S. Treasury Note Futures, expiring 03/13/2009, Strike Price $90.00			7,000	—

				992,565

TOTAL OPTIONS PURCHASED (cost $1,359,726)				2,184,601

TOTAL SHORT-TERM INVESTMENTS (cost $167,700,805)				168,525,520

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT—190.4% (cost $2,030,197,110)				$1,982,419,356

OPTIONS WRITTEN*			Contracts/ Notional Amounts (000)#
Put Options
Interest Rate Swap Option, expiring 12/15/2009 @ 2.95%			2,800	(7,911)
expiring 12/15/2009 @ 2.95%			300	(847)

TOTAL OPTIONS WRITTEN (premium received $19,400)				(8,758)

SECURITIES SOLD SHORT — (29.9)%	Interest Rate	Maturity Date	Principal Amount (000)#
Federal National Mortgage Association — (4.0)%
Federal National Mortgage Assoc.	4.50%	TBA	$11,000	(11,147,818)
Federal National Mortgage Assoc.	4.50%	TBA	15,000	(15,135,930)
Federal National Mortgage Assoc.	5.50%	TBA	14,200	(14,621,570)
Federal National Mortgage Assoc.	6.00%	TBA	900	(926,437)

				(41,831,755)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Obligations — (25.9)%
U.S. Treasury Bonds	6.75%	08/15/26	$17,900	$(26,998,230)
U.S. Treasury Bonds	8.75%	08/15/20	13,500	(21,074,769)
U.S. Treasury Notes	3.125%	04/30/13	28,400	(30,740,785)
U.S. Treasury Notes	4.00%	08/15/18	4,500	(5,196,447)
U.S. Treasury Notes	4.75%	05/15/14	400	(470,718)
U.S. Treasury Notes	4.875%	07/31/11	12,000	(13,244,064)
U.S. Treasury Notes	5.375%	02/15/31	125,400	(172,307,375)

				(270,032,388)

TOTAL SECURITIES SOLD SHORT (proceeds received $313,159,343)				(311,864,143)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 160.5% (cost $1,717,018,367)				1,670,546,455
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(x) — 60.5%				(629,465,337)

NET ASSETS — 100.0%				$1,041,081,118

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Assoc.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
USD	United States Dollar

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $4,787,500 and $4,787,500, respectively.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(g)	Indicates a security that has been deemed illiquid.

(k)	Securities segregated as collateral for futures contracts.

(l)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $170,449,479. The aggregate value of $125,448,636 is approximately 12.0% of net assets.

(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.

(n)	Rates shown are the effective yields at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(p)	Security segregated as collateral to cover short contracts.

(r)	Less than $1,000 par.

(s)	Security segregated as collateral to cover sell trades.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes net unrealized appreciation on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps and reverse repurchase agreements as follows:

Future contracts open at December 31, 2008.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)
Long Positions:
327	90 Day Euro Dollar	Mar 09	$80,159,963	$80,883,450	$723,487
395	90 Day Euro Dollar	Jun 09	98,745,063	97,634,125	(1,110,938)
104	90 Day Euro Dollar	Sep 09	25,145,900	25,673,700	527,800
1,209	90 Day Euro Dollar	Mar 10	290,740,987	297,625,575	6,884,588
292	90 Day Euro EURIBOR	Mar 09	96,516,787	99,210,592	2,693,805
356	90 Day Euro EURIBOR	Jun 09	117,991,482	121,270,851	3,279,369
116	90 Day Euro EURIBOR	Dec 09	38,473,172	39,406,380	933,208
12	90 Day Sterling	Mar 09	2,098,672	2,118,564	19,892
375	90 Day Sterling	Sep 09	63,746,461	66,218,612	2,472,151
81	90 Day Sterling	Dec 09	13,790,077	14,249,358	459,281
160	90 Day Sterling	Jun 10	27,248,303	27,962,848	714,545
221	5 Year U.S. Treasury Notes	Mar 09	26,179,867	26,311,086	131,219

					17,728,407

Short Position:
559	5 Year Euro-Bobl	Mar 09	89,574,238	90,299,402	(725,164)

					$17,003,243 (1)

(1)	Cash of $4,316,900 and securities with a market value of $9,443,492 have been segregated with the broker to cover requirements for open futures contracts at December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound Expiring 01/13/09	GBP 7,925	$11,998,309	$11,391,867	$(606,442)
Canadian Dollar Expiring 01/14/09	CAD 536	433,072	434,080	1,008
Chinese Yuan,
Expiring 05/06/09	CNY 90,741	13,109,098	13,096,994	(12,104)
Expiring 07/15/09	CNY 110,290	16,187,056	15,877,036	(310,020)
Expiring 09/08/09	CNY 44,263	6,420,000	6,362,139	(57,861)
Euro, Expiring 01/13/098	EUR 7,854	11,269,588	10,910,866	(358,722)
Indian Rupee, Expiring 04/09/09	INR 610,602	12,165,957	12,431,997	266,040
Malaysian Ringgit,
Expiring 02/12/09	MYR 8,012	2,267,457	2,312,178	44,721
Expiring 04/14/09	MYR 6,351	1,800,000	1,832,397	32,397
Russian Ruble, Expiring 05/06/09	RUB 335,129	12,397,725	9,718,562	(2,679,163)

		$88,048,262	$84,368,116	$(3,680,146)

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 02/03/09	BRL 3,880	$1,762,711	$1,640,708	$122,003
British Pound, Expiring 01/13/09	GBP 12,295	18,392,661	17,670,462	722,199
Chinese Yuan, Expiring 07/15/09	CNY 204,746	29,417,000	29,474,665	(57,665)
Euro Expiring 01/13/09	EUR 6,309	7,982,981	8,764,534	(781,553)
Japanese Yen, Expiring 01/08/09	JPY 3,249,828	34,145,977	35,856,304	(1,710,327)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008 (continued):

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Pesos Expiring 05/19/09	MXN 314	$24,024	$21,866	$2,158
Russian Ruble, Expiring 05/06/09	RUB 335,129	10,392,188	9,718,562	673,626

		$102,117,542	$103,147,101	$(1,029,559)

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC(2)	12/17/28	$29,000	5.00%	3 month LIBOR	$(8,470,124)
Bank of America Securities LLC(2)	12/17/23	10,900	5.00%	3 month LIBOR	(3,060,481)
Barclays Capital(1)	12/17/13	192,500	4.00%	3 month LIBOR	20,109,507
Barclays Capital(1)	06/17/14	40,000	4.00%	3 month LIBOR	3,230,774
Barclays Capital(2)	12/17/23	23,000	5.00%	3 month LIBOR	(5,201,138)
Barclays Capital(2)	12/17/18	10,600	5.00%	3 month LIBOR	(1,825,302)
Barclays Capital(2)	12/17/28	8,400	5.00%	3 month LIBOR	(2,812,567)
Citigroup(2)	12/17/28	113,700	5.00%	3 month LIBOR	(33,443,069)
Credit Suisse International, Ltd.(2)	06/17/24	10,400	4.00%	3 month LIBOR	(184,235)
Credit Suisse International, Ltd.(1)	06/17/14	500,000	3.00%	3 month LIBOR	22,266,376
Deutsche Bank(2)	12/17/28	7,600	5.00%	3 month LIBOR	(2,649,512)
Goldman Sachs(2)	12/17/23	25,600	5.00%	3 month LIBOR	(5,617,834)
Merrill Lynch & Co.(1)	06/17/14	5,900	4.00%	3 month LIBOR	468,772
Merrill Lynch & Co.(2)	12/17/23	164,300	5.00%	3 month LIBOR	(45,870,713)
Merrill Lynch & Co.(2)	12/17/28	13,700	5.00%	3 month LIBOR	(4,385,622)
Morgan Stanley Capital Services, Inc.(1)	12/17/13	431,900	4.00%	3 month LIBOR	45,801,071
Morgan Stanley Capital Services, Inc.(2)	06/17/19	11,900	4.00%	3 month LIBOR	84,596
Royal Bank of Scotland PLC(2)	12/17/28	30,000	5.00%	3 month LIBOR	(8,771,573)
Royal Bank of Scotland PLC(2)	12/17/23	9,600	5.00%	3 month LIBOR	(2,773,242)
Royal Bank of Scotland PLC(2)	06/17/24	6,500	4.00%	3 month LIBOR	(114,611)
Merrill Lynch & Co.(2)	01/23/09	2,300	4.50%	ICAP CMM FRA Fixing Rate	(135,159)
HSBC Bank USA, N.A.(1)	01/02/12	BRL 2,200	14.77%	Brazilian interbank lending rate	31,272
Merrill Lynch & Co.(1)	01/02/12	BRL 6,000	14.77%	Brazilian interbank lending rate	95,363
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL 29,700	12.54%	Brazilian interbank lending rate	205,149
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL 72,800	10.12%	Brazilian interbank lending rate	1,582,764
UBS AG(1)	01/02/12	BRL 39,600	10.58%	Brazilian interbank lending rate	(593,367)
UBS AG(1)	01/02/12	BRL 13,400	12.54%	Brazilian interbank lending rate	88,319
Barclays Capital(2)	03/18/39	EUR 10,000	5.00%	6 month EURIBOR	(2,872,632)
UBS AG(1)	10/15/10	EUR 1,400	2.15%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	74,265
Barclays Capital(2)	12/07/42	GBP 2,300	4.34%	6 month LIBOR	(691,093)
Barclays Capital(2)	06/15/37	GBP 2,500	4.00%	6 month LIBOR	(268,125)
Deutsche Bank(2)	06/15/37	GBP 9,500	4.25%	6 month LIBOR	(1,066,776)
Goldman Sachs(2)	06/15/37	GBP 2,800	4.00%	6 month LIBOR	(295,213)
HSBC Bank USA, N.A.(2)	06/15/37	GBP 10,000	4.25%	6 month LIBOR	(1,170,822)
Morgan Stanley Capital Services, Inc.(2)	06/15/37	GBP 2,500	4.25%	6 month LIBOR	(277,277)
Royal Bank of Scotland PLC(2)	06/17/18	JPY 350,000	1.50%	6 month LIBOR	(29,483)
UBS AG(2)	06/17/18	JPY 830,000	1.50%	6 month LIBOR	(93,623)
Citigroup(1)	05/14/09	MXN 525,000	7.91%	28 day Mexican interbank rate	(38,802)

					$(38,674,167)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on credit indices—Sell Protection(1)
Credit Suisse International, LTD.	05/25/46	$1,200	0.11%	ABX.HE.AAA.06-2 Index	$(606,938)	$(253,795)	$(353,143)
Bear Stearns International Ltd.	05/25/46	13,200	0.11%	ABX.HE.AAA.06-2 Index	(6,676,278)	(2,904,709)	(3,771,569)
Credit Suisse International, LTD.	08/25/37	11,900	0.09%	ABX.HE.AAA.07-1 Index	(7,181,471)	(4,751,011)	(2,430,460)
Credit Suisse International, LTD.	08/25/37	19,900	0.15%	ABX.HE.AAA.07-1 Index	(18,805,002)	(13,532,924)	(5,272,078)
Citigroup	01/25/38	14,700	0.76%	ABX.HE.AAA.07-2 Index	(8,959,568)	(4,837,004)	(4,122,564)
Citigroup	06/20/12	2,700	2.18%	Dow Jones CDX HY-8 Index	(456,426)	—	(456,426)
Citigroup	06/20/12	10,700	2.14%	Dow Jones CDX HY-8 Index	(1,820,392)	—	(1,820,392)
Merrill Lynch & Co.	06/20/12	15,400	2.08%	Dow Jones CDX HY-8 Index	(2,648,604)	—	(2,648,604)
Citigroup	06/20/12	28,200	2.11%	Dow Jones CDX HY-8 Index	(4,831,712)	—	(4,831,712)
Citigroup	06/20/12	83,277	0.47%	Dow Jones CDX HY-8 Index	(5,204,127)	—	(5,204,127)
Deutsche Bank	12/20/13	5,700	1.50%	Dow Jones CDX IG11 5Y Index	(111,464)	(34,113)	(77,351)
Merrill Lynch & Co.	12/20/13	23,700	1.50%	Dow Jones CDX IG11 5Y Index	(463,454)	(121,692)	(341,762)
Morgan Stanley & Co.	12/20/15	8,140	0.46%	Dow Jones CDX IG5 Index	(2,194,870)	—	(2,194,870)
Morgan Stanley & Co.	12/20/15	19,000	0.46%	Dow Jones CDX IG5 Index	(5,117,952)	—	(5,117,952)
Barclays Bank PLC	06/20/17	17,958	0.60%	Dow Jones CDX IG8 Index	(1,187,335)	(271,421)	(915,914)
Deutsche Bank	12/20/12	13,029	0.82%	Dow Jones CDX IG9 5Y Index	145,195	—	145,195
Barclays Bank PLC	12/20/12	23,335	0.82%	Dow Jones CDX IG9 5Y Index	215,935	—	215,935

					$(65,904,463)	$(26,706,669)	$(39,197,794)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at December 31, 2008(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate and/or Sovereign Issues—Sell Protection(1)
Barclays Bank PLC	09/20/13	$2,500	1.75%	John Deere Capital Corp., 5.00%, due 02/15/09	1.724%	$4,160	$—	$4,160
Merrill Lynch & Co.	02/25/34	1,028	2.25%	Long Beach Mortgage Loan Trust 2004-1, 6.71%, due 02/25/34(6)	60.700%	(738,756)	—	(738,756)

						$(734,596)	$—	$(734,596)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(2)
Goldman Sachs	03/20/12	$2,300	0.40%	AutoZone, Inc., 5.875%, due 10/15/12	$76,382
Barclays Bank PLC	06/20/12	1,300	0.15%	Baker Hughes, Inc., 6.00%, due 02/15/09	42,479
Barclays Bank PLC	09/20/13	4,700	0.35%	Baxter International, Inc., 6.625%, due 02/15/28	29,648
UBS AG	09/20/13	1,800	0.35%	Campbell Soup Co., 4.875%, due 10/01/13	7,068
Barclays Bank PLC	09/20/13	2,500	0.35%	Campbell Soup Co., 4.875%, due 10/01/13	9,817
UBS AG	06/20/17	1,100	0.56%	Cardinal Health, Inc., 6.00%, due 06/15/17	18,038

SEE NOTES TO FINANCIAL STATEMENTS.

A54

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	06/20/15	$700	0.15%	CitiFinancial, 6.625%, due 06/01/15	$66,833
Morgan Stanley & Co.	09/20/11	3,800	0.24%	CVS Corp., 5.75%, due 08/15/11	70,851
Barclays Bank PLC	09/20/11	3,400	0.58%	DaimlerChrysler NA, 5.75%, due 09/08/11	381,375
Royal Bank of Scotland PLC	12/20/13	8,200	1.45%	Deutsche Bank AG, 4.875%, due 05/20/13	(59,098)
Barclays Bank PLC	06/20/13	6,500	5.00%	Dow Jones CDX HY-10 100 Index	889,376
UBS AG	06/20/13	6,500	5.00%	Dow Jones CDX HY-10 100 Index	892,957
Merrill Lynch & Co.	12/20/11	2,500	0.00%	Dow Jones CDX HY-7 Index	964,841
Bank of America Securities LLC	06/20/12	15,876	2.75%	Dow Jones CDX HY-8 Index	2,131,905
UBS AG	06/20/12	27,048	2.75%	Dow Jones CDX HY-8 Index	3,664,650
Merrill Lynch & Co.	06/20/12	27,636	2.75%	Dow Jones CDX HY-8 Index	4,203,111
Deutsche Bank	06/20/18	27,230	1.50%	Dow Jones CDX IG10 10Y Index	450,603
Goldman Sachs	06/20/18	43,139	1.50%	Dow Jones CDX IG10 10Y Index	1,257,822
Morgan Stanley & Co.	06/20/18	45,774	1.50%	Dow Jones CDX IG10 10Y Index	1,176,727
Goldman Sachs	06/20/13	4,685	1.55%	Dow Jones CDX IG10 5Y Index	151,244
Credit Suisse International, LTD.	06/20/13	13,078	1.55%	Dow Jones CDX IG10 5Y Index	319,887
Deutsche Bank	06/20/13	24,205	1.55%	Dow Jones CDX IG10 5Y Index	645,265
Morgan Stanley & Co.	12/20/12	11,400	0.14%	Dow Jones CDX IG5 Index	2,151,265
Morgan Stanley & Co.	12/20/12	26,700	0.14%	Dow Jones CDX IG5 Index	5,038,490
Barclays Bank PLC	12/20/11	1,000	0.75%	Dow Jones CDX IG7 Index	114,667
Bank of America Securities LLC	06/20/12	139,470	0.35%	Dow Jones CDX IG8 Index	7,823,057
Royal Bank of Scotland PLC	12/20/17	3,221	0.80%	Dow Jones CDX IG9 10Y Index	119,802
Barclays Bank PLC	12/20/17	8,686	0.80%	Dow Jones CDX IG9 10Y Index	339,117
Goldman Sachs	12/20/17	11,126	0.80%	Dow Jones CDX IG9 10Y Index	390,985
Morgan Stanley & Co.	12/20/17	33,086	0.80%	Dow Jones CDX IG9 10Y Index	928,543
Barclays Bank PLC	06/20/12	1,300	0.09%	Duke Energy, 7.375%, due 03/01/10	29,611
Barclays Bank PLC	09/20/13	2,300	0.50%	General Mills, Inc., 5.70%, due 02/15/17	28,869
Deutsche Bank	09/20/16	2,400	0.51%	Goodrich Corp., 6.29%, due 07/01/16	86,295
Barclays Bank PLC	03/20/12	1,500	0.17%	International Lease Finance Corp., 5.40%, due 02/15/12	341,243
Barclays Bank PLC	03/20/11	1,000	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	592,112
UBS AG	09/20/13	2,500	0.63%	John Deere Capital Corp., 6.00%, due 02/15/09	117,860
Morgan Stanley & Co.	03/20/13	5,000	0.56%	Kroger Co., 5.50%, due 02/01/13	78,971
Bear Stearns International Ltd.	03/20/16	3,100	0.28%	Loews Corp., 5.25%, due 03/15/16	118,414
Barclays Bank PLC	06/20/12	1,300	0.12%	Loews Corp., 8.875%, due 04/15/11	25,636
Goldman Sachs	02/25/34	1,028	2.00%	Long Beach Mortgage Loan Trust 2004-1, 6.71%, due 02/25/34(6)	741,904
Bear Stearns International Ltd.	10/13/46	4,774	1.40%	Mercury CDO, Ltd., 4.19%, due 07/27/48(6)	4,673,092
UBS AG	06/20/17	800	0.48%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	71,923
Goldman Sachs	03/20/12	2,300	0.26%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	95,069
Merrill Lynch & Co.	04/15/20	1,800	1.95%	Race Point CLO, 7.01%, due 04/15/20	1,197,342

SEE NOTES TO FINANCIAL STATEMENTS.

A55

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008 (continued):

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.	04/15/20	$2,500	4.03%	Race Point CLO, 9.61%, due 04/15/20	$2,067,005
Barclays Bank PLC	09/20/13	4,100	0.48%	Raytheon Co., 7.20%, due 08/15/27	32,422
Citigroup	03/20/12	2,300	0.34%	Safeway, Inc. 5.80%, 08/15/12	35,651
Barclays Bank PLC	12/20/12	3,000	0.35%	Safeway, Inc. 5.80%, 08/15/12	62,635
Merrill Lynch & Co.	12/15/19	1,600	1.88%	Saratoga CLO, Ltd., 6.84%, due 12/15/19	966,707
Merrill Lynch & Co.	12/15/19	2,500	3.78%	Saratoga CLO, Ltd., 8.81%, due 12/15/19	1,636,819
Barclays Bank PLC	06/20/12	1,300	0.12%	Schlumberger Limited, 1.50%, due 06/01/23	97,660
Morgan Stanley & Co.	09/20/13	1,600	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	268,383
Citigroup	09/20/13	10,000	0.67%	Sempra Energy, 6.00%, due 02/01/13	208,443
Bank of America Securities LLC	12/20/12	2,200	0.30%	Sherwin-Williams, 7.375%, due 02/01/27	97,633
Barclays Bank PLC	12/20/12	3,000	0.44%	Sherwin-Williams, 7.375%, due 02/01/27	117,414
Morgan Stanley & Co.	06/20/12	5,000	0.11%	Target Corp., 5.875%, 03/01/12	276,492
Morgan Stanley & Co.	12/20/12	2,100	0.33%	TJX Cos., Inc., 7.45%, due 12/15/09	68,921
Bear Stearns International Ltd.	03/20/11	1,000	0.33%	Vornado Realty, 5.60%, due 02/15/11	137,594
Morgan Stanley & Co.	06/20/17	4,900	0.15%	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	319,015
Goldman Sachs	12/20/12	5,300	0.24%	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	159,715
Barclays Bank PLC	09/20/13	500	0.39%	Wyeth, 5.25%, due 03/15/13	6,499
Barclays Bank PLC	03/20/12	1,300	0.21%	XL Cap Europe PLC, 6.50%, due 01/15/12	306,542

					$49,361,598

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(5)	The fair values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the reporting date.

(6)	Variable rate, displayed rate is as of 12/31/08.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Reverse repurchase agreements outstanding at December 31, 2008:

Broker	Interest Rate	Trade Date	Value at December 31, 2008	Maturity Date	Cost
Barclays Bank PLC	2.00%	12/15/08	$21,000,000	01/21/09	$21,000,000

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$15,922,057	$17,003,243
Level 2—Other Significant Observable Inputs-Long	1,964,864,053	(44,569,894)
Level 2—Other Significant Observable Inputs-Short	(332,872,901)	—
Level 3—Significant Unobservable Inputs	1,633,246	10,615,230

Total	$1,649,546,455	$(16,951,421)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$204	—
Accrued discounts/premiums	—	—
Realized gain (loss)	31	—
Change in unrealized appreciation (depreciation)	77,433	$6,042,750
Net purchases (sales)	1,555,644	—
Transfers in and/or out of Level 3	(66)	4,572,480

Balance as of 12/31/08	$1,633,246	$10,615,230

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

U.S. Government Mortgage-Backed Obligations	73.1%
U.S. Treasury Obligations	38.2
Financial Services	15.7
Financial – Bank & Trust	15.3
Repurchase Agreements	12.8
Municipal Bonds	6.8
Collateralized Mortgage Obligations	6.7
U.S. Government Agency Obligations	2.9
Foreign Government Bonds	2.8
Bank Notes	2.7
Insurance	2.4
Utilities	2.1
Diversified	1.9
Telecommunications	1.4
Affiliated Money Market Mutual Fund	1.3

Asset-Backed Securities	1.0%
Retail & Merchandising	0.6
Automobile Manufacturers	0.6
Building Materials	0.4
Paper & Forest Products	0.4
Tobacco	0.3
Business Services	0.3
Aerospace	0.2
Options Purchased	0.2
Healthcare – Services	0.1
Biotechnology	0.1
Oil, Gas & Consumable Fuels	0.1

190.4
Options Written and Securities Sold Short	(29.9)
Other liabilities in excess of other assets	(60.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A57

SP PIMCO TOTAL RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Unaffiliated investments (cost $2,017,005,053)	$1,969,227,299
Affiliated investments (cost $13,192,057)	13,192,057
Foreign currency, at value (cost $7,014,457)	6,851,440
Deposit with broker	4,316,900
Receivable for investments sold	1,879,901,468
Unrealized appreciation on swap agreements	143,824,214
Dividends and interest receivable	14,046,182
Unrealized appreciation on foreign currency forward contracts	1,864,152
Due from broker	99,007
Receivable for Series shares sold	63,297
Prepaid expenses	12,025

Total Assets	4,033,398,041

LIABILITIES
Payable for investments purchased	2,392,836,596
Securities sold short, at value (proceeds received $313,159,343)	311,864,143
Payments received for swap agreements	59,356,317
Unrealized depreciation on swap agreements	173,069,173
Reverse repurchase agreement	21,000,000
Payable to custodian	11,821,419
Unrealized depreciation on foreign currency forward contracts	6,573,857
Payable for Series shares repurchased	5,130,740
Payable for floating rate issued	4,787,500
Interest payable on investments sold short	4,092,468
Due to broker	1,030,000
Management fee payable	520,018
Accrued expenses and other liabilities	223,156
Written options outstanding, at value (premium received $19,400)	8,758
Deferred trustees’ fees	2,154
Transfer agent fees payable	624

Total Liabilities	2,992,316,923

NET ASSETS	$1,041,081,118

Net assets were comprised of:
Paid-in capital	$1,063,499,529
Retained earnings	(22,418,411)

Net assets, December 31, 2008	$1,041,081,118

Net asset value and redemption price per share, $1,041,081,118 / 94,094,239 outstanding shares of beneficial interest	$11.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest income	$84,832,857
Unaffiliated dividend income (net of $354 foreign withholding tax)	304,992
Affiliated dividend income	164,518

85,302,367

EXPENSES
Interest expense (Note 2)	10,461,970
Management fee	7,672,309
Custodian’s fees and expenses	603,000
Audit fee	60,000
Shareholders’ reports	39,000
Trustees’ fees	25,000
Legal fees and expenses	12,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Miscellaneous	19,326

Total expenses	18,912,605

NET INVESTMENT INCOME	66,389,762

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	67,235,225
Futures transactions	(45,143,808)
Options written transactions	12,342,499
Swap agreement transactions	38,939,206
Short sale transactions	(52,697,036)
Foreign currency transactions	8,880,770

29,556,856

Net change in unrealized appreciation (depreciation) on:
Investments	(76,714,280)
Futures	9,338,206
Options written	9,383,548
Swap agreements	(36,242,687)
Short sales	5,274,880
Foreign currencies	(11,784,702)

(100,745,035)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(71,188,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,798,417)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$66,389,762	$68,649,473
Net realized gain (loss) on investments and foreign currencies	29,556,856	22,421,387
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(100,745,035)	42,033,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,798,417)	133,104,816

DISTRIBUTIONS	(63,508,390)	(62,651,148)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [11,356,258 and 19,086,017 shares, respectively]	129,682,479	215,233,306
Series shares issued in reinvestment of distributions [5,631,269 and 5,569,936 shares, respectively]	63,508,390	62,651,148
Series shares repurchased [45,007,508 and 45,249,342 shares, respectively]	(508,584,957)	(513,850,170)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(315,394,088)	(235,965,716)

TOTAL DECREASE IN NET ASSETS	(383,700,895)	(165,512,048)
NET ASSETS:
Beginning of year	1,424,782,013	1,590,294,061

End of year	$1,041,081,118	$1,424,782,013

SEE NOTES TO FINANCIAL STATEMENTS.

A58

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 98.4%	Shares	Value (Note 2)

Air Freight & Logistics — 2.1%
C.H. Robinson Worldwide, Inc.(b)	14,800	$814,444
Expeditors International of Washington, Inc.(b)	47,200	1,570,344

		2,384,788

Capital Markets — 2.9%
Eaton Vance Corp.	68,800	1,445,488
TD Ameritrade Holdings Corp.(a)	130,300	1,856,775

		3,302,263

Chemicals — 2.3%
Ecolab, Inc.	74,000	2,601,100

Commercial Services & Supplies — 3.2%
Iron Mountain, Inc.(a)(b)	109,000	2,695,570
Stericycle, Inc.(a)	17,400	906,192

		3,601,762

Communications Equipment — 0.6%
Juniper Networks, Inc.(a)(b)	37,400	654,874

Computers & Peripherals — 0.5%
NetApp, Inc.(a)	40,900	571,373

Construction & Engineering — 1.8%
Chicago Bridge & Iron Co., N.V.	99,000	994,950
Fluor Corp.	22,700	1,018,549

		2,013,499

Consumer Finance — 0.8%
Alliance Data Systems Corp.(a)(b)	18,500	860,805

Diversified Consumer Services — 0.7%
Weight Watchers International, Inc.	26,800	788,456

Electrical Equipment — 4.1%
Ametek, Inc.	75,400	2,277,834
Roper Industries, Inc.	54,600	2,370,186

		4,648,020

Electronic Equipment & Instruments — 2.7%
Amphenol Corp. (Class A Stock)	42,100	1,009,558
Anixter International, Inc.(a)(b)	33,800	1,018,056
Avnet, Inc.(a)	57,600	1,048,896

		3,076,510

Energy Equipment & Services — 1.9%
Cameron International Corp.(a)(b)	65,400	1,340,700
Pride International, Inc.(a)	52,700	842,146

		2,182,846

Food & Staples Retailing — 0.5%
Whole Foods Market, Inc.(b)	58,200	549,408

Food Products — 3.8%
ConAgra Foods, Inc.	99,800	1,646,700
Dean Foods Co.(a)	145,200	2,609,244

		4,255,944

Healthcare Equipment & Supplies — 2.8%
Bard (C.R.), Inc.(b)	15,000	1,263,900
DENTSPLY International, Inc.	45,600	1,287,744
ResMed, Inc.(a)	15,100	565,948

		3,117,592

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services — 11.3%
Community Health Systems, Inc.(a)(b)	83,600	$1,218,888
DaVita, Inc.(a)(b)	67,100	3,326,147
Express Scripts, Inc.(a)(b)	22,100	1,215,058
Henry Schein, Inc.(a)(b)	41,800	1,533,642
Laboratory Corp. of America Holdings(a)(b)	33,400	2,151,294
Patterson Cos., Inc.(a)	53,900	1,010,625
Quest Diagnostics, Inc.	44,600	2,315,186

		12,770,840

Hotels, Restaurants & Leisure — 2.6%
Tim Hortons, Inc.(b)	41,800	1,205,512
Yum! Brands, Inc.(b)	55,700	1,754,550

		2,960,062

Household Products — 1.0%
Church & Dwight Co., Inc.	19,900	1,116,788

Independent Power Producers & Energy Traders — 1.2%
AES Corp. (The)(a)(b)	158,700	1,307,688

Insurance — 3.1%
White Mountains Insurance Group, Ltd.	4,800	1,282,128
W.R. Berkley Corp.	71,000	2,201,000

		3,483,128

Internet Software & Services — 1.0%
VeriSign, Inc.(a)	59,900	1,142,892

IT Services — 1.2%
Paychex, Inc.(b)	50,600	1,329,768

Leisure Equipment & Products — 0.5%
Electronic Arts, Inc.(a)	33,800	542,152

Life Sciences, Tools & Services — 2.5%
Charles River Laboratories International, Inc.(a)(b)	52,500	1,375,500
Thermo Fisher Scientific, Inc.(a)	43,400	1,478,638

		2,854,138

Machinery — 6.0%
Danaher Corp.	35,600	2,015,316
IDEX Corp.	98,400	2,376,360
ITT Corp.(b)	50,700	2,331,693

		6,723,369

Media — 2.1%
Regal Entertainment Group (Class A Stock)	231,000	2,358,510

Metals & Mining — 0.6%
Goldcorp, Inc.(b)	20,100	633,753

Oil, Gas & Consumable Fuels — 8.4%
Denbury Resources, Inc.(a)	76,100	831,012
Newfield Exploration Co.(a)	45,500	898,625
Range Resources Corp.	29,300	1,007,627
Southwestern Energy Co.(a)	133,800	3,876,186
Ultra Petroleum Corp.(a)	28,120	970,421
XTO Energy, Inc.	51,675	1,822,577

		9,406,448

SEE NOTES TO FINANCIAL STATEMENTS.

A59

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Personal Products — 1.1%
Avon Products, Inc.	52,300	$1,256,769

Pharmaceuticals — 1.1%
Mylan, Inc.(a)(b)	128,200	1,267,898

Professional Services — 1.1%
Corporate Executive Board Co. (The)	26,204	578,060
Robert Half International, Inc.(b)	29,000	603,780

		1,181,840

Real Estate Investment Trusts — 4.0%
Annaly Capital Management, Inc.	284,700	4,518,189

Semiconductors & Semiconductor Equipment — 2.3%
Broadcom Corp. (Class A Stock)(a)	90,450	1,534,937
Maxim Integrated Products, Inc.(b)	88,600	1,011,812

		2,546,749

Software — 4.7%
Amdocs Ltd.(a)	86,000	1,572,940
Check Point Software Technologies(a)	120,300	2,284,497
Mcafee Inc.(a)(b)	39,700	1,372,429

		5,229,866

Specialty Retail — 2.4%
Abercrombie & Fitch Co. (Class “A” Stock)(b)	19,900	459,093
GameStop Corp.(a)(b)	63,900	1,384,074
Ross Stores, Inc.(b)	30,100	894,873

		2,738,040

Textiles, Apparel & Luxury Goods — 1.1%
Phillips-Van Heusen Corp.	58,800	1,183,644

Trading Companies & Distributors — 1.0%
Fastenal Co.(b)	32,300	1,125,655

Wireless Telecommunication Services — 7.4%
American Tower Corp. (Class A Stock)(a)	86,400	2,533,248
Crown Castle International Corp.(a)(b)	133,700	2,350,446
NII Holdings, Inc.(a)(b)	186,600	3,392,388

		8,276,082

TOTAL LONG-TERM INVESTMENTS (cost $137,552,544)		110,563,508

SHORT-TERM INVESTMENT — 32.1%
Affiliated Money Market Mutual Fund — 32.1%
Dryden Core Investment Fund — Taxable Money Market Series (cost $36,133,759 includes $34,496,493 of cash collateral received for securities on loan)(c)(d)(Note 4)	36,133,759	36,133,759

TOTAL INVESTMENTS — 130.5% (cost $173,686,303)		146,697,267
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.5)%		(34,243,101)

NET ASSETS — 100.0%		$112,454,166

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $33,758,199; cash collateral of $34,496,493 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$146,697,267	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$146,697,267	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any Significant Unobservable Inputs (Level 3) in determining the valuation of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund ( including 30.7% of collateral received for securities on loan)	32.1%
Healthcare Providers & Services	11.3
Oil, Gas & Consumable Fuels	8.4
Wireless Telecommunication Services	7.4
Machinery	6.0
Software	4.7
Electrical Equipment	4.1
Real Estate Investment Trusts (REITs)	4.0
Food Products	3.8
Commercial Services & Supplies	3.2
Insurance	3.1
Capital Markets	2.9
Healthcare Equipment & Supplies	2.8
Electronic Equipment & Instruments	2.7
Hotels, Restaurants & Leisure	2.6
Life Sciences, Tools & Services	2.5
Specialty Retail	2.4
Chemicals	2.3
Semiconductors & Semiconductor Equipment	2.3
Air Freight & Logistics	2.1
Media	2.1
Energy Equipment & Services	1.9
Construction & Engineering	1.8
Independent Power Producers & Energy Traders	1.2
IT Services	1.2
Personal Products	1.1
Pharmaceuticals	1.1
Professional Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Household Products	1.0
Internet Software & Services	1.0
Trading Companies & Distributors	1.0
Consumer Finance	0.8
Diversified Consumer Services	0.7
Communications Equipment	0.6
Metals & Mining	0.6
Computers & Peripherals	0.5
Food & Staples Retailing	0.5
Leisure Equipment & Products	0.5

130.5
Liabilities in excess of other assets	(30.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A61

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $33,758,199:
Unaffiliated investments (cost $137,552,544)	$110,563,508
Affiliated investments (cost $36,133,759)	36,133,759
Cash	1,375
Receivable for investments sold	261,465
Dividends and interest receivable	218,235
Prepaid expenses	2,251
Receivable for Series shares sold	348

Total Assets	147,180,941

LIABILITIES
Collateral for securities on loan	34,496,493
Payable for Series shares repurchased	97,128
Accrued expenses and other liabilities	77,749
Management fee payable	54,704
Affiliated transfer agent fee payable	632
Distribution fee payable	43
Administration fee payable	26

Total Liabilities	34,726,775

NET ASSETS	$112,454,166

Net assets were comprised of:
Paid-in capital	$144,855,699
Retained earnings	(32,401,533)

Net assets, December 31, 2008	$112,454,166

Class I:
Net asset value and redemption price per share, $112,241,266 / 24,494,765 outstanding shares of beneficial interest	$4.58

Class II:
Net asset value and redemption price per share, $212,900 / 48,004 outstanding shares of beneficial interest	$4.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,035)	$1,578,804
Affiliated income from securities loaned, net	322,563
Affiliated dividend income	125,245

2,026,612

EXPENSES
Management fee	991,044
Distribution fee—Class II	781
Administration fee—Class II	468
Custodian’s fees and expenses	48,000
Shareholders’ reports	30,000
Audit fee	17,000
Trustees’ fees	11,000
Legal fees and expenses	6,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	10,480

Total expenses	1,121,773

NET INVESTMENT INCOME	904,839

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	(5,949,806)
Net change in unrealized appreciation (depreciation) on investments	(63,167,616)

NET LOSS ON INVESTMENTS	(69,117,422)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,212,583)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$904,839	$493,880
Net realized gain (loss) on investments	(5,949,806)	27,633,621
Net change in unrealized appreciation (depreciation) on investments	(63,167,616)	4,131,011

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68,212,583)	32,258,512

DISTRIBUTIONS:
Class I	(28,074,791)	(20,193,651)
Class II	(52,710)	(36,860)

TOTAL DISTRIBUTIONS	(28,127,501)	(20,230,511)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	6,076,143	13,349,237
Series shares issued in reinvestment of distributions	28,127,501	20,230,511
Series shares repurchased	(31,617,051)	(42,334,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	2,586,593	(8,754,992)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,753,491)	3,273,009
NET ASSETS:
Beginning of year	206,207,657	202,934,648

End of year	$112,454,166	$206,207,657

SEE NOTES TO FINANCIAL STATEMENTS.

A62

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.7%
AAR Corp.*(a)	33,661	$619,699
Heico Corp. (Class A Stock)	47,530	1,376,469
Limco-Piedmont, Inc.*	71,813	217,593
Orbital Sciences Corp.*	49,700	970,641
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	29,120	296,151

		3,480,553

Air Freight & Logistics — 0.3%
Pacer International, Inc.	56,990	594,406

Airlines — 0.7%
AirTran Holdings, Inc.*(a)	332,250	1,475,190

Auto Components — 0.4%
Cooper Tire & Rubber Co.	87,480	538,877
WABCO Holdings, Inc.	16,460	259,903

		798,780

Automobile Manufacturers — 0.2%
Wabash National Corp.(a)	81,543	366,943

Automotive Parts — 0.5%
Advance Auto Parts, Inc.	11,700	393,705
Asbury Automotive Group, Inc.	84,902	388,002
Tenneco, Inc.*	62,147	183,334

		965,041

Banks — 2.0%
Bridge Capital Holdings*(a)	11,748	44,642
Dime Community Bancshares	15,328	203,863
East West Bancorp, Inc.(a)	44,201	705,890
Hancock Holding Co.	24,766	1,125,862
Pinnacle Financial Partners, Inc.*(a)	15,375	458,329
Sterling Bancshares, Inc.	25,177	153,076
Sterling Financial Corp.	22,500	198,000
Trico Bancshares	13,158	328,555
UMB Financial Corp.	14,898	732,088

		3,950,305

Building Materials — 0.8%
Comfort Systems USA, Inc.	96,391	1,021,744
Universal Forest Products, Inc.	23,993	645,652

		1,667,396

Building Products — 1.2%
Gibraltar Industries, Inc.(a)	103,830	1,239,730
Patrick Industries, Inc.*	90,900	55,267
Simpson Manufacturing Co., Inc.	40,950	1,136,772

		2,431,769

Business Services — 0.2%
Resources Connection, Inc.*	25,214	413,005

Capital Markets — 0.7%
GAMCO Investment, Inc. (Class A Stock)	23,570	643,932
Raymond James Financial, Inc.	34,250	586,702
Thomas Weisel Partners Group, Inc.*	21,190	100,017

		1,330,651

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals — 1.6%
Ferro Corp.	26,740	$188,517
Fuller (H.B.) Co.(a)	60,262	970,821
KMG Chemicals, Inc.	46,774	232,467
Koppers Holdings, Inc.	12,070	260,953
Minerals Technologies, Inc.	17,596	719,676
PolyOne Corp.*(a)	245,602	773,646

		3,146,080

Clothing & Apparel — 0.4%
Gymboree Corp.*(a)	17,012	443,843
K-Swiss, Inc. (Class A Stock)	27,391	312,257

		756,100

Commercial Banks — 7.7%
Bancorp, Inc. (The)*	6,441	24,154
Cascade Financial Corp.	129,495	701,863
Central Pacific Financial Corp.	61,480	617,259
City Bank/Lynnwood WA	44,330	230,516
City Holding Co.(a)	14,360	499,441
City National Corp.	14,380	700,306
CoBiz Financial, Inc.(a)	127,669	1,243,496
Cullen/Frost Bankers, Inc.	39,420	1,997,806
First Security Group, Inc.	202,160	933,979
FNB Corp.	61,178	807,550
IBERIABANK Corp.	33,126	1,590,048
PAB Bankshares, Inc.	18,470	81,268
South Financial Group, Inc. (The)(a)	36,200	156,384
SVB Financial Group*(a)	26,150	685,914
Synovus Financial Corp.	97,040	805,432
Tompkins Trustco, Inc.	11,590	671,640
UCBH Holdings, Inc.	135,780	934,166
Umpqua Holdings Corp.	98,470	1,424,861
Webster Financial Corp.	31,400	432,692
Wintrust Financial Corp.(a)	51,810	1,065,732

		15,604,507

Commercial Services — 0.1%
On Assignment, Inc.*	47,451	269,047

Commercial Services & Supplies — 0.6%
Hillenbrand, Inc.	22,870	381,472
Watson Wyatt Worldwide, Inc. (Class A Stock)	16,300	779,466

		1,160,938

Communication Equipment — 1.8%
Bel Fuse, Inc. (Class B Stock)	16,360	346,832
Black Box Corp.	38,420	1,003,530
Digi International, Inc.*	70,300	570,133
Plantronics, Inc.(a)	129,985	1,715,802

		3,636,297

Computer Hardware — 0.7%
Electronics for Imaging, Inc.*(a)	88,238	843,555
MTS Systems Corp.	20,435	544,389

		1,387,944

Computer Services & Software — 1.6%
Avid Technology, Inc.*	54,104	590,275
Factset Research Systems, Inc.(a)	10,429	461,379
JDA Software Group, Inc.*(a)	36,464	478,772

SEE NOTES TO FINANCIAL STATEMENTS.

A63

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
Monotype Imaging Holdings, Inc.*	36,668	$212,674
Parametric Technology Corp.*	66,168	837,025
Progress Software Corp.*	15,941	307,024
Solera Holdings, Inc.*(a)	14,190	341,979

		3,229,128

Computers & Peripherals — 0.2%
Rimage Corp.*	26,020	348,928

Construction — 0.7%
MDC Holdings, Inc.(a)	8,845	268,004
Ryland Group, Inc.	63,863	1,128,459

		1,396,463

Construction & Engineering — 1.0%
Dycom Industries, Inc.*	19,980	164,236
EMCOR Group, Inc.*	45,450	1,019,443
Perini Corp.*(a)	32,830	767,565

		1,951,244

Construction Materials — 0.1%
Vulcan Materials Co.(a)	1,919	133,524

Consumer Finance — 0.2%
First Cash Financial Services, Inc.*	21,794	415,394

Consumer Products & Services — 1.0%
Elizabeth Arden, Inc.*(a)	61,648	777,382
Fossil, Inc.*	43,016	718,367
Prestige Brands Holdings, Inc.*	57,251	603,998

		2,099,747

Containers & Packaging — 0.5%
AptarGroup, Inc.	30,850	1,087,154

Distribution/Wholesale — 0.6%
Watsco, Inc.(a)	32,946	1,265,126

Diversified Consumer Services — 0.5%
Steiner Leisure Ltd. (Bahamas)*	36,060	1,064,491

Diversified Financial Services — 1.4%
Boston Private Financial Holdings, Inc.	37,180	254,311
Financial Federal Corp.	86,422	2,011,040
KBW, Inc.*(a)	22,445	516,235

		2,781,586

Electric Utilities — 1.6%
MGE Energy, Inc.	21,927	723,591
NV Energy, Inc.	204,828	2,025,749
Portland General Electric Co.	24,250	472,147

		3,221,487

Electrical Equipment — 1.0%
Hubbell, Inc. (Class B Stock)	14,300	467,324
Regal-Beloit Corp.	43,800	1,663,962

		2,131,286

Electronic Components — 0.2%
Empire District Electric Co. (The)	26,321	463,250

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 0.9%
Dril-Quip, Inc.*	34,210	$701,647
ION Geophysical Corp.*(a)	102,080	350,135
National Oilwell Varco, Inc.*	18,880	461,427
Superior Well Services, Inc.*	21,290	212,900

		1,726,109

Environmental Services — 0.5%
Waste Connections, Inc.*	30,734	970,272

Exchange Traded Funds — 2.7%
iShares NASDAQ Biotechnology Index Fund(a)	18,400	1,307,320
iShares Russell 2000 Value Index Fund	83,781	4,119,512

		5,426,832

Financial – Bank & Trust — 4.9%
Bank of Hawaii Corp.	5,040	227,657
Bank of the Ozarks, Inc.	32,413	960,721
First Financial Bankshares, Inc.(a)	29,557	1,631,842
Glacier Bancorp, Inc.	69,549	1,322,822
NewAlliance Bancshares, Inc.(a)	47,981	631,910
PacWest Bancorp	17,457	469,593
Prosperity Bancshares, Inc.	42,738	1,264,617
Provident Financial Services, Inc.	17,680	270,504
SCBT Financial Corp.	10,598	365,631
Seacoast Banking Corp. of Florida(a)	27,718	182,939
Signature Bank / New York*(a)	51,272	1,470,994
Southcoast Financial Corp.*	14,765	61,718
Sterling Bancorp	16,462	230,962
Summit State Bank	10,981	50,513
Texas Capital Bancshares, Inc.*(a)	27,889	372,597
United Community Banks, Inc.(a)	9,918	134,688
WSFS Financial Corp.(a)	5,745	275,702

		9,925,410

Financial – Brokerage — 0.2%
Compass Diversified Holdings	39,819	447,964

Financial – Securities/Asset Management — 0.1%
Gladstone Capital Corp.	20,764	167,981

Financial Services — 2.1%
Ares Capital Corp.	29,696	187,976
Berkshire Hills Bancorp, Inc.	12,594	388,651
BGC Partners, Inc. (Class A Stock)	39,496	109,009
Brookline Bancorp, Inc.(a)	54,437	579,754
Highland Distressed Opportunities, Inc.	18,944	40,730
Home BancShares, Inc.(a)	8,548	230,369
Interactive Data Corp.	31,958	788,084
Knight Capital Group, Inc. (Class A Stock)*(a)	40,673	656,869
PennantPark Investment Corp.	53,527	193,232
RSC Holdings, Inc.*(a)	123,436	1,051,675

		4,226,349

Food & Staples Retailing — 1.2%
Casey’s General Stores, Inc.(a)	78,855	1,795,528
Weis Markets, Inc.	21,370	718,673

		2,514,201

SEE NOTES TO FINANCIAL STATEMENTS.

A64

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products — 2.3%
Del Monte Foods Co.	241,500	$1,724,310
Nash-Finch Co.	8,671	389,241
Ralcorp Holdings, Inc.*	15,390	898,776
Sensient Technologies Corp.	50,722	1,211,242
Smithfield Foods, Inc.*(a)	33,260	467,968

		4,691,537

Gas Utilities — 0.9%
New Jersey Resources Corp.	19,380	762,603
Northwest Natural Gas Co.(a)	24,840	1,098,673

		1,861,276

Healthcare – Services — 0.1%
Hill-Rom Holdings, Inc.(a)	17,472	287,589

Healthcare Equipment & Supplies — 0.2%
National Dentex Corp.*	75,610	344,025

Healthcare Products — 0.4%
American Medical Systems Holdings, Inc.*	65,345	587,451
Kinetic Concepts, Inc.*(a)	8,470	162,455

		749,906

Healthcare Providers & Services — 1.9%
Cross Country Healthcare, Inc.*	81,340	714,979
Healthways, Inc.*	22,559	258,977
LifePoint Hospitals, Inc.*(a)	49,720	1,135,605
Lincare Holdings, Inc.*(a)	18,900	508,977
RehabCare Group, Inc.*	76,080	1,153,373

		3,771,911

Healthcare Technology
MedQuist, Inc.	23,170	47,499

Hotels, Restaurants & Leisure — 0.4%
Brinker International, Inc.	18,330	193,198
Cheesecake Factory, Inc. (The)*	27,339	276,124
Choice Hotels International, Inc.	10,972	329,818

		799,140

Household Durables — 1.1%
Ethan Allen Interiors, Inc.(a)	9,220	132,491
Snap-on, Inc.	27,550	1,084,919
Tupperware Brands Corp.	45,958	1,043,247

		2,260,657

Household Products — 0.5%
Central Garden & Pet Co. (Class A Stock)*(a)	157,000	926,300

Information Technology Services — 0.7%
Perot Systems Corp. (Class A Stock)*(a)	108,570	1,484,152

Insurance — 8.6%
Allied World Assurance Holdings Ltd. (Bermuda)	51,050	2,072,630
AMBAC Financial Group, Inc.(a)	79,110	102,843
American Equity Investment Life Holding Co.	140,507	983,549
Arch Capital Group Ltd. (Bermuda)*	10,270	719,927

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Aspen Insurance Holdings Ltd. (Bermuda)	47,359	$1,148,456
Assured Guaranty Ltd. (Bermuda)(a)	13,970	159,258
CNA Surety Corp.*(a)	67,842	1,302,566
Donegal Group, Inc.	23,142	388,091
EMC Insurance Group, Inc.(a)	31,540	809,001
Max Capital Group Ltd. (Bermuda)	86,512	1,531,262
Meadowbrook Insurance Group, Inc.	389,329	2,507,279
MGIC Investment Corp.	33,408	116,260
Navigators Group, Inc.*	8,057	442,410
ProAssurance Corp.*	31,165	1,644,889
RLI Corp.	14,996	917,155
Tower Group, Inc.(a)	27,800	784,238
Willis Group Holdings Ltd. (United Kingdom)	30,640	762,323
Zenith National Insurance Corp.	32,280	1,019,080

		17,411,217

Internet Services — 0.4%
Ariba, Inc.*(a)	59,889	431,800
F5 Networks, Inc.*(a)	16,640	380,390

		812,190

Iron/Steel — 0.2%
Olympic Steel, Inc.	16,000	325,920

Leisure Equipment & Products — 0.1%
Callaway Golf Co.	28,525	264,997

Life Science Tools & Services — 0.1%
Enzo Biochem, Inc.*	52,000	254,280

Machinery — 3.2%
Albany International Corp. (Class A Stock)	55,000	704,000
IDEX Corp.	24,590	593,849
Kaydon Corp.	35,870	1,232,134
Kennametal, Inc.	52,490	1,164,753
RBC Bearings, Inc.*(a)	53,000	1,074,840
Sauer-Danfoss, Inc.	50,390	440,913
Wabtec Corp.	33,220	1,320,495

		6,530,984

Machinery & Equipment — 1.6%
Actuant Corp. (Class A Stock)	64,391	1,224,717
Applied Industrial Technologies, Inc.	57,686	1,091,419
Franklin Electric Co., Inc.(a)	11,313	318,009
Tennant Co.	38,256	589,142

		3,223,287

Marine — 0.5%
Kirby Corp.*	36,110	987,970

Medical Supplies & Equipment — 1.6%
Cardiac Science Corp.*(a)	103,462	775,965
Edwards Lifesciences Corp.*(a)	10,574	581,041
Orthofix International NV (Netherlands)*(a)	24,528	376,014
PSS World Medical, Inc.*(a)	37,312	702,212
Symmetry Medical, Inc.*	88,140	702,476

		3,137,708

SEE NOTES TO FINANCIAL STATEMENTS.

A65

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 2.2%
Carpenter Technology Corp.	21,470	$440,994
Cliffs Natural Resources, Inc.(a)	9,540	244,319
Commercial Metals Co.	31,780	377,229
Haynes International, Inc.*	25,170	619,685
Kaiser Aluminum Corp.	40,839	919,694
Mueller Industries, Inc.	66,415	1,665,688
Schnitzer Steel Industries, Inc. (Class A Stock)	5,861	220,667

		4,488,276

Oil, Gas & Consumable Fuels — 2.3%
Cabot Oil & Gas Corp.	20,060	521,560
Core Laboratories NV (Netherlands)(a)	14,019	839,177
Denbury Resources, Inc.*(a)	44,200	482,664
Goodrich Petroleum Corp.*	10,080	301,896
Petroleum Development Corp.*	31,967	769,446
Southwest Gas Corp.	25,807	650,853
St. Mary Land & Exploration Co.	11,090	225,238
XTO Energy, Inc.	24,945	879,810

		4,670,644

Paper & Forest Products — 0.1%
Caraustar Industries, Inc.*	143,281	65,909
Louisiana-Pacific Corp.	68,500	106,860

		172,769

Pharmaceuticals — 0.4%
Charles River Laboratories International, Inc.*	12,500	327,500
Medarex, Inc.*	74,612	416,335

		743,835

Professional Services — 0.8%
Korn/Ferry International*	19,980	228,172
TrueBlue, Inc.*	72,670	695,452
United Stationers, Inc.*(a)	21,840	731,421

		1,655,045

Real Estate Investment Trusts — 6.9%
Acadia Realty Trust	44,841	639,881
American Campus Communities, Inc.	61,329	1,256,018
American Land Lease, Inc.	30,090	415,844
BioMed Realty Trust, Inc.(a)	135,389	1,586,759
Cogdell Spencer, Inc.	27,235	254,920
Corporate Office Properties Trust	7,480	229,636
Cousins Properties, Inc.(a)	48,410	670,478
Digital Realty Trust, Inc.(a)	38,723	1,272,050
iStar Financial, Inc.	40,990	91,408
LaSalle Hotel Properties(a)	42,700	471,835
MFA Mortgage Investments, Inc.	230,166	1,355,678
Mid-America Apartment Communities, Inc.(a)	37,490	1,393,128
National Retail Properties, Inc.(a)	79,161	1,360,778
Omega Healthcare Investors, Inc.	75,442	1,204,809
Parkway Properties, Inc.	52,267	940,806
Saul Centers, Inc.	7,360	290,720
U-Store-It Trust	56,713	252,373

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Washington Real Estate Investment Trust	9,170	$259,511

		13,946,632

Restaurants — 0.4%
California Pizza Kitchen, Inc.*	49,964	535,614
CEC Entertainment, Inc.*	14,831	359,652

		895,266

Retail & Merchandising — 1.3%
Aaron Rents, Inc.	63,309	1,685,285
Big Lots, Inc.*(a)	36,157	523,915
School Specialty, Inc.*(a)	18,065	345,403

		2,554,603

Road & Rail — 0.2%
J.B. Hunt Transport Services, Inc.(a)	18,720	491,775

Semiconductors & Semiconductor Equipment — 3.8%
Atmel Corp.*	137,556	430,550
ATMI, Inc.*	10,480	161,706
Emulex Corp.*	68,960	481,341
Entegris, Inc.*	248,770	544,806
Exar Corp.*(a)	218,480	1,457,262
Fairchild Semiconductor International, Inc.*	129,200	631,788
FormFactor, Inc.*	24,016	350,634
MKS Instruments, Inc.*(a)	28,540	422,107
Omnivision Technologies, Inc.*	89,720	471,030
ON Semiconductor Corp.*(a)	302,853	1,029,700
Semtech Corp.*	55,599	626,601
Verigy Ltd. (Singapore)*	114,600	1,102,452

		7,709,977

Software — 2.8%
Citrix Systems, Inc.*	49,140	1,158,230
EPIQ Systems, Inc.*(a)	55,148	921,523
Lawson Software, Inc.*(a)	481,713	2,283,320
McAfee, Inc.*(a)	39,620	1,369,663

		5,732,736

Specialty Retail — 1.2%
Aeropostale, Inc.*	26,807	431,593
Buckle, Inc. (The)(a)	11,175	243,838
Cato Corp. (The) (Class A Stock)	77,360	1,168,136
Penske Auto Group, Inc.(a)	31,060	238,541
Williams-Sonoma, Inc.(a)	30,850	242,481

		2,324,589

Telecommunications — 1.2%
ADC Telecommunications, Inc.*(a)	64,685	353,827
Alaska Communications Systems Group, Inc.	13,283	124,595
Anixter International, Inc.*(a)	17,299	521,046
Polycom, Inc.*(a)	19,201	259,406
Premiere Global Services, Inc.*	35,586	306,395
RCN Corp.*	9,468	55,861
Syniverse Holdings, Inc.*(a)	34,113	407,309
Tekelec*(a)	28,377	378,549

		2,406,988

SEE NOTES TO FINANCIAL STATEMENTS.

A66

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles — 0.3%
G & K Services, Inc. (Class A Stock)	33,171	$670,718

Textiles, Apparel & Luxury Goods — 0.5%
Movado Group, Inc.	4,210	39,532
Timberland Co. (Class A Stock)*	76,080	878,724

		918,256

Thrifts & Mortgage Finance — 0.3%
Westfield Financial, Inc.	65,530	676,270

Transportation — 0.8%
Aegean Marine Petroleum Network, Inc. (Greece)	44,716	758,383
Forward Air Corp.(a)	8,685	210,785
Heartland Express, Inc.	37,811	595,901

		1,565,069

Utilities — 2.7%
Cleco Corp.(a)	57,860	1,320,944
CMS Energy Corp.(a)	72,840	735,684
El Paso Electric Co.*	122,693	2,219,516
Unisource Energy Corp.	7,378	216,618
Westar Energy, Inc.	45,104	925,083

		5,417,845

TOTAL LONG-TERM INVESTMENTS (cost $261,009,568)		197,642,716

SHORT-TERM INVESTMENT — 22.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $46,308,253; includes $41,797,395 of cash collateral for securities on loan)(Note 4)(b)(w)	46,308,253	46,308,253

TOTAL INVESTMENTS — 120.7% (cost $307,317,821)		243,950,969
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.7)%		(41,793,471)

NET ASSETS — 100.0%		$202,157,498

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $40,668,921; cash collateral of $41,797,395 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$243,950,969	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$243,950,969	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (20.7% represents investments purchased with collateral from securities on loan)	22.9%
Insurance	8.6
Commercial Banks	7.7
Real Estate Investment Trusts	6.9
Financial – Bank & Trust	4.9
Semiconductors & Semiconductor Equipment	3.8
Machinery	3.2
Software	2.8
Exchange Traded Funds	2.7
Utilities	2.7
Food Products	2.3
Oil, Gas & Consumable Fuels	2.3
Metals & Mining	2.2
Financial Services	2.1
Banks	2.0
Healthcare Providers & Services	1.9
Communication Equipment	1.8
Aerospace & Defense	1.7
Computer Services & Software	1.6
Machinery & Equipment	1.6
Chemicals	1.6
Medical Supplies & Equipment	1.6
Electric Utilities	1.6
Diversified Financial Services	1.4
Retail & Merchandising	1.3
Food & Staples Retailing	1.2
Building Products	1.2
Telecommunications	1.2
Specialty Retail	1.2
Household Durables	1.1
Electrical Equipment	1.0
Consumer Products & Services	1.0
Construction & Engineering	1.0
Gas Utilities	0.9
Energy Equipment & Services	0.9
Professional Services	0.8
Building Materials	0.8
Transportation	0.8
Information Technology Services	0.7

Airlines	0.7%
Construction	0.7
Computer Hardware	0.7
Capital Markets	0.7
Distribution/Wholesale	0.6
Commercial Service & Supplies	0.6
Containers & Packaging	0.5
Diversified Consumer Services	0.5
Marine	0.5
Environmental Services	0.5
Automotive Parts	0.5
Household Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Restaurants	0.4
Internet Services	0.4
Hotels, Restaurants & Leisure	0.4
Auto Components	0.4
Clothing & Apparel	0.4
Healthcare Products	0.4
Pharmaceuticals	0.4
Thrifts & Mortgage Finance	0.3
Textiles	0.3
Air Freight & Logistics	0.3
Road & Rail	0.2
Electronic Components	0.2
Financial – Brokerage	0.2
Consumer Finance	0.2
Business Services	0.2
Automobile Manufacturers	0.2
Computers & Peripherals	0.2
Healthcare Equipment & Supplies	0.2
Iron/Steel	0.2
Healthcare – Services	0.1
Commercial Services	0.1
Leisure Equipment & Products	0.1
Life Science Tools & Services	0.1
Paper & Forest Products	0.1
Financial – Securities/Asset Management	0.1
Construction Materials	0.1

120.7
Liabilities in excess of other assets	(20.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A68

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value, including securities on loan of $40,668,921:
Unaffiliated investments (cost $261,009,568)	$197,642,716
Affiliated investments (cost $46,308,253)	46,308,253
Cash	68,329
Receivable for investments sold	922,008
Dividends and interest receivable	404,111
Prepaid expenses	4,975
Receivable for Series shares sold	158

Total Assets	245,350,550

LIABILITIES
Collateral for securities on loan	41,797,395
Payable for investments purchased	1,077,864
Management fee payable	144,916
Accrued expenses and other liabilities	101,118
Payable for Series shares repurchased	69,083
Deferred trustees’ fees	1,966
Transfer agent fees payable	710

Total Liabilities	43,193,052

NET ASSETS	$202,157,498

Net assets were comprised of:
Paid-in capital	$285,629,054
Retained earnings	(83,471,556)

Net assets, December 31, 2008	$202,157,498

Net asset value and redemption price per share, $202,157,498 / 26,598,661 outstanding shares of beneficial interest	$7.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $162 foreign withholding tax)	$4,426,563
Affiliated income from securities lending, net	885,828
Affiliated dividend income	266,576

5,578,967

EXPENSES
Management fee	2,331,875
Custodian’s fees and expenses	123,000
Shareholders’ reports	35,000
Audit fee	20,000
Trustees’ fees	12,000
Legal fees and expenses	8,000
Insurance expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	9,294

Total expenses	2,548,169

NET INVESTMENT INCOME	3,030,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(22,100,237)
Net change in unrealized appreciation (depreciation) on investments	(63,567,798)

NET LOSS ON INVESTMENTS	(85,668,035)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,637,237)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,030,798	$2,856,776
Net realized gain (loss) on investment transactions	(22,100,237)	27,343,333
Net change in unrealized appreciation (depreciation) on investments	(63,567,798)	(38,692,595)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(82,637,237)	(8,492,486)

DISTRIBUTIONS	(30,200,109)	(22,383,872)

SERIES SHARE TRANSACTIONS:
Series shares sold [4,858,589 and 2,115,636 shares, respectively]	41,844,195	29,174,651
Series shares issued in reinvestment of distributions [2,801,494 and 1,854,505 shares, respectively]	30,200,109	22,383,872
Series shares repurchased [6,373,598 and 5,621,968 shares, respectively]	(66,485,501)	(80,228,555)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	5,558,803	(28,670,032)

TOTAL DECREASE IN NET ASSETS	(107,278,543)	(59,546,390)
NET ASSETS:
Beginning of year	309,436,041	368,982,431

End of year	$202,157,498	$309,436,041

SEE NOTES TO FINANCIAL STATEMENTS.

A69

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 0.5%
Lockheed Martin Corp.	2,000	$168,160

Beverages — 2.5%
PepsiCo, Inc.	14,400	788,688

Biotechnology — 16.9%
Celgene Corp.*	25,625	1,416,550
Genentech, Inc.*	20,600	1,707,946
Gilead Sciences, Inc.*	44,675	2,284,679

		5,409,175

Capital Markets — 3.1%
Schwab, (Charles) Corp. (The)	61,300	991,221

Chemicals — 3.2%
Monsanto Co.	14,750	1,037,663

Commercial Services & Supplies — 0.3%
Apollo Group, Inc. (Class A Stock)*	1,300	99,606

Communication Equipment — 13.9%
Cisco Systems, Inc.*	93,350	1,521,605
QUALCOMM, Inc.	56,400	2,020,812
Research In Motion Ltd. (Canada)*	22,600	917,108

		4,459,525

Computers & Peripherals — 7.5%
Apple, Inc.*	16,937	1,445,573
Hewlett-Packard Co.	26,200	950,798

		2,396,371

Diversified Consumer Services — 3.7%
Visa, Inc. (Class A Stock)	22,900	1,201,105

Diversified Financial Services — 0.8%
JPMorgan Chase & Co.	8,500	268,005

Diversified Financials — 1.6%
CME Group, Inc.	2,505	521,316

Electronic Components & Equipment — 0.7%
Emerson Electric Co.	5,900	215,999

Energy Equipment & Services — 1.7%
Schlumberger Ltd. (Netherlands)	12,700	537,591

Financial – Bank & Trust — 0.5%
Blackstone Group LP (The)	24,048	157,033

Financials — 1.3%
Goldman Sachs Group, Inc. (The)	5,025	424,060

Food & Staples Retailing — 3.8%
Costco Wholesale Corp.	5,950	312,375
CVS/Caremark Corp.	31,400	902,436

		1,214,811

Healthcare Equipment & Supplies — 4.2%
Baxter International, Inc.	24,900	1,334,391

Healthcare Providers & Services — 0.8%
Medco Health Solutions, Inc.*	6,400	268,224

Household Products — 3.0%
Colgate-Palmolive Co.	13,800	945,852

Internet & Catalog Retail — 2.9%
Amazon.com, Inc.*	18,400	943,552

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 6.3%
Google, Inc. (Class A Stock)*	6,545	$2,013,569

Media — 0.6%
Walt Disney Co. (The)	8,650	196,269

Multi-Line Retail — 1.0%
Kohl’s Corp.*	8,700	314,940

Oil, Gas and Consumable Fuels — 4.0%
EOG Resources, Inc.	4,175	277,971
Occidental Petroleum Corp.	8,400	503,916
XTO Energy, Inc.	13,900	490,253

		1,272,140

Pharmaceuticals — 8.4%
Abbott Laboratories	6,350	338,899
Alcon, Inc. (Switzerland)	11,700	1,043,523
Teva Pharmaceutical Industries Ltd., ADR (Israel)	31,000	1,319,670

		2,702,092

Restaurants — 1.2%
McDonald’s Corp.	6,300	391,797

Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp.	14,600	214,036

Software — 1.6%
Adobe Systems, Inc.*	23,800	506,702

Telecommunications
Nortel Networks Corp. (Canada)*	25	7

Tobacco — 0.6%
Philip Morris International, Inc.	4,400	191,444

TOTAL LONG-TERM INVESTMENTS (cost $34,149,728)		31,185,344

SHORT-TERM INVESTMENT — 2.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $942,438)(w) (Note 4)	942,438	942,438

TOTAL INVESTMENTS — 100.2% (cost $35,092,166)		32,127,782
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(69,363)

NET ASSETS — 100.0%		$32,058,419

The following abbreviation is used in Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$32,127,782	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$32,127,782	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 were as follows:

Biotechnology	16.9%
Communication Equipment	13.9
Pharmaceuticals	8.4
Computers & Peripherals	7.5
Internet Software & Services	6.3
Healthcare Equipment & Supplies	4.2
Oil, Gas and Consumable Fuels	4.0
Food & Staples Retailing	3.8
Diversified Consumer Services	3.7
Chemicals	3.2
Capital Markets	3.1
Household Products	3.0
Internet & Catalog Retail	2.9
Affiliated Money Market Mutual Fund	2.9
Beverages	2.5
Energy Equipment & Services	1.7
Diversified Financials	1.6
Software	1.6
Financials	1.3
Restaurants	1.2
Multi-Line Retail	1.0
Healthcare Providers & Services	0.8
Diversified Financial Services	0.8
Electronic Components & Equipment	0.7
Semiconductors & Semiconductor Equipment	0.7
Media	0.6
Tobacco	0.6
Aerospace & Defense	0.5
Financial – Bank & Trust	0.5
Commercial Services & Supplies	0.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A71

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Unaffiliated investments (cost $34,149,728)	$31,185,344
Affiliated investments (cost $942,438)	942,438
Receivable for Series shares sold	36,997
Cash	17,169
Dividends and interest receivable	35,200
Prepaid expenses	930

Total Assets	32,218,078

LIABILITIES
Payable for investments purchased	80,879
Accrued expenses and other liabilities	48,162
Management fee payable	23,778
Distribution fee payable	2,139
Deferred trustees’ fees	1,792
Administration fee payable	1,284
Shareholder servicing fees payable	879
Transfer agent fees payable	618
Payable for Series shares repurchased	128

Total Liabilities	159,659

NET ASSETS	$32,058,419

Net assets were comprised of:
Paid-in capital	$42,768,717
Retained earnings	(10,710,298)

Net assets, December 31, 2008	$32,058,419

Class I:
Net asset value and redemption price per share, $21,617,006 / 4,520,760 outstanding shares of beneficial interest	$4.78

Class II:
Net asset value and redemption price per share, $10,441,413 / 2,266,908 outstanding shares of beneficial interest	$4.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of $16,351 foreign withholding tax)	$446,514
Affiliated dividend income	29,187

475,701

EXPENSES
Management fee	459,441
Distribution fee—Class II	49,054
Administration fee—Class II	29,432
Custodian’s fees and expenses	66,000
Shareholders’ reports	55,000
Audit fee	20,000
Trustees’ fees	9,000
Legal fees and expenses	6,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Insurance expenses	1,000
Miscellaneous	7,382

Total expenses	706,309

NET INVESTMENT LOSS	(230,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(5,291,643)
Net change in unrealized depreciation on investments	(17,178,750)

NET LOSS ON INVESTMENTS	(22,470,393)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,701,001)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(230,608)	$(403,753)
Net realized gain (loss) on investment transactions	(5,291,643)	4,363,534
Net change in unrealized appreciation (depreciation) on investments	(17,178,750)	5,320,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,701,001)	9,279,791

DISTRIBUTIONS:
Class I	(2,371,440)	(1,477,681)
Class II	(1,588,341)	(1,087,456)

TOTAL DISTRIBUTIONS	(3,959,781)	(2,565,137)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	6,604,302	4,576,719
Series shares issued in reinvestment of distributions	3,959,781	2,565,137
Series shares repurchased	(17,551,936)	(18,165,307)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(6,987,853)	(11,023,451)

TOTAL DECREASE IN NET ASSETS	(33,648,635)	(4,308,797)
NET ASSETS:
Beginning of year	65,707,054	70,015,851

End of year	$32,058,419	$65,707,054

SEE NOTES TO FINANCIAL STATEMENTS.

A72

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-eight Portfolios (“Portfolio” or “Portfolios”), each with a separate series shares. The information presented in these financial statements pertains to thirteen Portfolios: SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund and Advanced Series Trust Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

SP International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Mid Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

B1

SP Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

B2

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in the assets and liabilities in the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain Portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The SP PIMCO High Yield Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

B3

Options:    Certain Portfolios of the Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gain (loss) on written option transactions.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As

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the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Some Portfolios may enter into total return swaps to manage their exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the footnotes to the Schedule of Investments.

Certain Portfolios have entered into over-the-counter derivative agreements. Such agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on the financial statements. As of December 31, 2008, the SP PIMCO High Yield and SP PIMCO Total Return Portfolios have met conditions under such agreements that give the counterparty the right to call for an early termination. However, as of the date of issuance of these financial statements no notice of early termination was received.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The

B5

floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial

B6

statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The SP PIMCO High Yield and SP PIMCO Total Return Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AllianceBernstein LP (“AllianceBernstein”), Davis Selected Advisers, LP (“Davis”), Goldman Sachs Asset Management, L.P. (“GSAM”), LSV Asset Management (“LSV”), Marsico (“Marsico”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Quantitative Management Associates LLC (“QMA”), William Blair & Company LLC (“William Blair”), Pacific Investment Management Company LLC (“PIMCO”), Thornburg Investment Management Inc. (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.05%
SP Balanced Asset Allocation Portfolio	0.05	0.05
SP Conservative Asset Allocation Portfolio	0.05	0.05
SP Davis Value Portfolio	0.75	0.75
SP Growth Asset Allocation Portfolio	0.05	0.05
SP International Growth Portfolio	0.85	0.85
SP International Value Portfolio	0.90	0.90
SP Mid Cap Growth Portfolio	0.80	0.80
SP PIMCO High Yield Portfolio	0.60	0.60
SP PIMCO Total Return Portfolio	0.60	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.90
SP Strategic Partners Focused Growth Portfolio	0.90	0.90

At December 31, 2008 the Subadvisers that provide investment advisory services to the Portfolios are as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP Aggressive Growth Asset Allocation Portfolio	QMA
SP Balanced Asset Allocation Portfolio	QMA
SP Conservation Asset Allocation Portfolio	QMA
SP Davis Value Portfolio	Davis
SP Growth Asset Allocation Portfolio	QMA
SP International Growth Portfolio	William Blair, Marsico
SP International Value Portfolio	LSV, Thornburg

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Portfolio	Subadviser(s)
SP Mid Cap Growth Portfolio	Neuberger Berman
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	GSAM, ClearBridge
SP Strategic Partners Focused Growth Portfolio	AllianceBernstein, Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to waive management fees and/or reimburse expenses of each of the following Portfolios for the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense Limit		Class II Expense Limit
SP International Growth Portfolio	1.24	*%	1.64	*%
SP Mid Cap Growth Portfolio	1.00	*	N/A
SP Small Cap Value Portfolio	1.05	*	N/A
SP Strategic Partners Focused Growth Portfolio	1.25	*	1.65	*

N/A—Not applicable—Portfolio does not currently have Class II shares.

*  Effective July 1, 2008, the expense limitation was removed.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2008, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP Davis Value Portfolio	$190,975
SP International Growth Portfolio	36,151
SP Mid Cap Growth Portfolio	91,610
SP Prudential U.S. Emerging Growth Portfolio	138,424
SP Small Cap Value Portfolio	377,573

For the year ended December 31, 2008, Wachovia Securities, LLC (Wachovia), an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Wachovia
SP Davis Value Portfolio	$54
SP Prudential U.S. Emerging Growth Portfolio	1,861

Certain Portfolios invest in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$51,326,380
SP Balanced Asset Allocation Portfolio	325,100,439
SP Conservative Asset Allocation Portfolio	167,444,593
SP Davis Value Portfolio	45,225,066
SP Growth Asset Allocation Portfolio	287,712,350
SP International Growth Portfolio	358,160,245
SP International Value Portfolio	113,980,618
SP Mid Cap Growth Portfolio	65,533,237
SP PIMCO High Yield Portfolio	456,919,599
SP PIMCO Total Return Portfolio	10,729,475,180
SP Prudential U.S. Emerging Growth Portfolio	96,114,619
SP Small Cap Value Portfolio	141,744,519
SP Strategic Partners Focused Growth Portfolio	58,013,490

Proceeds from Sales:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$55,125,001
SP Balanced Asset Allocation Portfolio	429,050,252
SP Conservative Asset Allocation Portfolio	219,300,086
SP Davis Value Portfolio	75,426,753
SP Growth Asset Allocation Portfolio	347,700,027
SP International Growth Portfolio	419,749,724
SP International Value Portfolio	185,712,723
SP Mid Cap Growth Portfolio	73,589,687
SP PIMCO High Yield Portfolio	476,115,826
SP PIMCO Total Return Portfolio	10,809,985,373
SP Prudential U.S. Emerging Growth Portfolio	116,124,006
SP Small Cap Value Portfolio	150,232,605
SP Strategic Partners Focused Growth Portfolio	69,519,874

The SP PIMCO High Yield and SP PIMCO Total Return Portfolios’ written options activity for the year ended December 31, 2008 were as follows:

	SP PIMCO High Yield Bond		SP PIMCO Total Return Bond
	Number of Contracts/ Swap Notional Amount	Premium	Number of Contracts/ Swap Notional Amount	Premium
Balance at beginning of year	77,700,000	$1,944,180	406,200,000	$7,189,460
Written options	60,120,000	991,503	234,500,000	17,745,502
Expired options	(32,320,000)	(314,573)	(106,500,000)	(1,106,973)
Closed options	(57,100,000)	(1,304,540)	(531,100,000)	(23,808,589)

Balance at end of year	48,400,000	$1,316,570	3,100,000	$19,400

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

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Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2008, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the SP Prudential U.S. Emerging Growth, SP International Growth Portfolios and SP Strategic Partners Focused Growth were as follows:

SP Prudential U.S. Emerging Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	951,155	$6,074,026
Series shares issued in reinvestment of distributions	3,888,475	28,074,791
Series shares repurchased	(4,826,937)	(31,576,609)

Net increase (decrease) in shares outstanding	12,693	$2,572,208

Year ended December 31, 2007:
Series shares sold	1,555,189	$13,349,158
Series shares issued in reinvestment of distributions	2,441,796	20,193,651
Series shares repurchased	(4,874,848)	(42,326,327)

Net increase (decrease) in shares outstanding	(877,863)	$(8,783,518)

Class II
Year ended December 31, 2008:
Series shares sold	516	$2,117
Series shares issued in reinvestment of distributions	7,530	52,710
Series shares repurchased	(6,498)	(40,442)

Net increase (decrease) in shares outstanding	1,548	$14,385

Year ended December 31, 2007:
Series shares sold	10	$79
Series shares issued in reinvestment of distributions	4,585	36,860
Series shares repurchased	(984)	(8,413)

Net increase (decrease) in shares outstanding	3,611	$28,526

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SP International Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	7,707,426	$42,123,871
Series shares issued in reinvestment of distributions	11,132,248	70,133,161
Series shares repurchased	(17,448,954)	(118,140,650)

Net increase (decrease) in shares outstanding	1,390,720	$(5,883,618)

Year ended December 31, 2007:
Series shares sold	10,087,889	$91,575,100
Series shares issued in reinvestment of distributions	8,319,424	69,883,161
Series shares repurchased	(14,648,601)	(134,103,634)

Net increase (decrease) in shares outstanding	3,758,712	$27,354,627

Class II
Year ended December 31, 2008:
Series shares sold	1,647,667	$11,225,987
Series shares issued in reinvestment of distributions	897,109	5,535,160
Series shares repurchased	(3,525,674)	(19,551,361)

Net increase (decrease) in shares outstanding	(980,898)	$(2,790,214)

Year ended December 31, 2007:
Series shares sold	952,660	$9,078,707
Series shares issued in reinvestment of distributions	522,747	4,307,437
Series shares repurchased	(618,021)	(5,365,352)

Net increase (decrease) in shares outstanding	857,386	$8,020,792

SP Strategic Partners Focused Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	421,146	$2,929,158
Series shares issued in reinvestment of distributions	314,098	2,371,440
Series shares repurchased	(847,025)	(5,562,995)

Net increase (decrease) in shares outstanding	(111,781)	$(262,397)

Year ended December 31, 2007:
Series shares sold	311,072	$2,472,505
Series shares issued in reinvestment of distributions	179,113	1,477,681
Series shares repurchased	(1,023,282)	(8,046,092)

Net increase (decrease) in shares outstanding	(533,097)	$(4,095,906)

Class II
Year ended December 31, 2008:
Series shares sold	517,775	$3,675,144
Series shares issued in reinvestment of distributions	217,879	1,588,341
Series shares repurchased	(1,859,584)	(11,988,941)

Net increase (decrease) in shares outstanding	(1,123,930)	$(6,725,456)

Year ended December 31, 2007:
Series shares sold	269,076	$2,104,214
Series shares issued in reinvestment of distributions	135,932	1,087,456
Series shares repurchased	(1,307,927)	(10,119,215)

Net increase (decrease) in shares outstanding	(902,919)	$(6,927,545)

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Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2008. The average balance is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2008
SP Balanced Asset Allocation	$429,000	2	1.22%	—
SP International Growth	2,443,870	54	3.38	—
SP International Value	2,019,529	51	3.37	—
SP Prudential U.S. Emerging Growth	485,000	1	1.31	—

Note 9:	Ownership and Affiliates

As of December 31, 2008, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.75	$10.41	$9.50	$8.98	$7.83

Income (Loss) From Investment Operations:
Net investment income	.09	.10	.10	.18	.02
Net realized and unrealized gain (loss) on investments	(4.24)	.85	1.22	.71	1.13

Total from investment operations	(4.15)	.95	1.32	.89	1.15

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.02)	— (c)
Distributions from net realized gains	—	—	—	(.35)	—
Distributions	(1.03)	(.61)	(.41)	—	—

Total dividends and distributions	(1.03)	(.61)	(.41)	(.37)	—

Net Asset Value, end of year	$5.57	$10.75	$10.41	$9.50	$8.98

Total Return(a)	(42.18)%	9.20%	14.27%	10.48%	14.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.6	$205.3	$201.6	$188.2	$136.9
Ratios to average net assets(b):
Expenses	.15%	.11%	.05%	.05%	.05%
Net investment income	.98%	.83%	1.00%	2.29%	.27%
Portfolio turnover rate	32%	18%	28%	26%	60%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.04	$11.59	$10.92	$10.63	$9.66

Income From Investment Operations:
Net investment income	.25	.27	.25	.27	.09
Net realized and unrealized gain (loss) on investments	(3.43)	.81	.89	.49	.97

Total from investment operations	(3.18)	1.08	1.14	.76	1.06

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.10)	(.08)
Distributions from net realized gains	—	—	—	(.37)	(.01)
Distributions	(1.04)	(.63)	(.47)	—	—

Total dividends and distributions	(1.04)	(.63)	(.47)	(.47)	(.09)

Net Asset Value, end of year	$7.82	$12.04	$11.59	$10.92	$10.63

Total Return(a)	(28.55)%	9.35%	10.69%	7.60%	11.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$845.0	$1,391.0	$1,406.3	$1,372.0	$837.0
Ratios to average net assets(b):
Expenses	.07%	.06%	.05%	.05%	.05%
Net investment income	2.19%	2.01%	2.23%	3.40%	1.37%
Portfolio turnover rate	28%	26%	27%	21%	48%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.09	$11.66	$11.28	$11.20	$10.48

Income (Loss) From Investment Operations:
Net investment income	.33	.36	.35	.38	.14
Net realized and unrealized gain (loss) on investments	(2.61)	.73	.59	.25	.77

Total from investment operations	(2.28)	1.09	.94	.63	.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.16)	(.16)
Distributions from net realized gains	—	—	—	(.39)	(.03)
Distributions	(.92)	(.66)	(.56)	—	—

Total dividends and distributions	(.92)	(.66)	(.56)	(.55)	(.19)

Net Asset Value, end of year	$8.89	$12.09	$11.66	$11.28	$11.20

Total Return(a)	(20.21)%	9.39%	8.67%	5.91%	8.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$421.8	$621.3	$632.8	$642.0	$459.9
Ratios to average net assets(b):
Expenses	.08%	.07%	.05%	.05%	.05%
Net investment income	2.76%	2.67%	2.94%	4.10%	1.86%
Portfolio turnover rate	31%	31%	33%	24%	47%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Davis Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.00	$11.99	$10.68	$10.98	$9.80

Income (Loss) From Investment Operations:
Net investment income	.12	.15	.09	.09	.10
Net realized and unrealized gain (loss) on investments	(4.62)	.39	1.49	.82	1.12

Total from investment operations	(4.50)	.54	1.58	.91	1.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.10)	(.04)
Distributions from net realized gains	—	—	—	(1.11)	—
Distributions	(.78)	(.53)	(.27)	—	—

Total dividends and distributions	(.78)	(.53)	(.27)	(1.21)	(.04)

Net Asset Value, end of year	$6.72	$12.00	$11.99	$10.68	$10.98

Total Return(a)	(39.88)%	4.58%	15.02%	9.52%	12.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$165.3	$309.0	$328.0	$311.7	$285.5
Ratios to average net assets(b):
Expenses	.82%	.80%	.81%	.82%	.82%
Net investment income	1.13%	1.11%	.81%	.87%	.89%
Portfolio turnover rate	19%	9%	14%	14%	34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$11.17	$10.23	$9.80	$8.71

Income (Loss) From Investment Operations:
Net investment income	.16	.18	.16	.19	.06
Net realized and unrealized gain (loss) on investments	(4.01)	.85	1.13	.66	1.07

Total from investment operations	(3.85)	1.03	1.29	.85	1.13

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.06)	(.04)
Distributions from net realized gains	—	—	—	(.36)	—
Distributions	(1.14)	(.61)	(.35)	—	—

Total dividends and distributions	(1.14)	(.61)	(.35)	(.42)	(.04)

Net Asset Value, end of year	$6.60	$11.59	$11.17	$10.23	$9.80

Total Return(a)	(36.36)%	9.23%	12.88%	9.24%	13.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$694.8	$1,252.7	$1,283.9	$1,212.0	$662.7
Ratios to average net assets(b):
Expenses	.07%	.06%	.05%	.05%	.05%
Net investment income	1.57%	1.32%	1.50%	2.65%	.94%
Portfolio turnover rate	29%	21%	25%	18%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2008	2007(c)	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.52	$8.30	$7.55	$6.85	$5.89

Income (Loss) From Investment Operations:
Net investment income	.10	.10	.05	.04	.02
Net realized and unrealized gain (loss) on investments	(3.74)	1.50	1.45	1.01	.95

Total from investment operations	(3.64)	1.60	1.50	1.05	.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.04)	(.01)
Distributions from net realized gains	—	—	—	(.31)	—
Distributions	(1.43)	(1.38)	(.75)	—	—

Total dividends and distributions	(1.43)	(1.38)	(.75)	(.35)	(.01)

Net Asset Value, end of year	$3.45	$8.52	$8.30	$7.55	$6.85

Total Return(a)	(50.30)%	19.55%	21.05%	16.39%	16.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$207.5	$500.0	$456.0	$453.6	$249.1
Ratios to average net assets(b):
Expenses	.99%	.94%	.97%	.98%	1.02%
Net investment income	1.36%	1.14%	.69%	.64%	.50%
Portfolio turnover rate	101%	81%	111%	99%	137%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2008	2007(c)	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.36	$8.17	$7.45	$6.77	$5.83

Income (Loss) From Investment Operations:
Net investment income	.07	.07	.02	.03	.01
Net realized and unrealized gain (loss) on investments	(3.65)	1.47	1.42	.98	.93

Total from investment operations	(3.58)	1.54	1.44	1.01	.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.02)	—
Distributions from net realized gains	—	—	—	(.31)	—
Distributions	(1.41)	(1.35)	(.72)	—	—

Total dividends and distributions	(1.41)	(1.35)	(.72)	(.33)	—

Net Asset Value, end of year	$3.37	$8.36	$8.17	$7.45	$6.77

Total Return(a)	(50.49)%	19.12%	20.42%	15.79%	16.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.4	$31.5	$23.8	$23.1	$139.0
Ratios to average net assets(b):
Expenses	1.39%	1.34%	1.37%	1.38%	1.41%
Net investment income (loss)	1.10%	.70%	.28%	.56%	.21%
Portfolio turnover rate	101%	81%	111%	99%	137%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2008(d)	2007	2006	2005(d)	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$11.40	$9.08	$8.84	$7.67

Income (Loss) From Investment Operations:
Net investment income	.18	.24	.24	.17	.04
Net realized and unrealized gain (loss) on investments	(4.27)	1.79	2.35	.94	1.17

Total from investment operations	(4.09)	2.03	2.59	1.11	1.21

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.04)	(.04)
Distributions from net realized gains	—	—	—	(.83)	—
Distributions	(1.59)	(2.80)	(.27)	—	—

Total dividends and distributions	(1.59)	(2.80)	(.27)	(.87)	(.04)

Net Asset Value, end of year	$4.95	$10.63	$11.40	$9.08	$8.84

Total Return(a)	(44.06)%	18.08%	29.09%	13.77%	15.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$238.5	$493.6	$487.4	$389.3	$240.7
Ratios to average net assets(b):
Expenses	1.02%	.99%	.99%	1.06%	1.10	%(c)
Net investment income	2.32%	1.80%	2.28%	2.08%	.69	%(c)
Portfolio turnover rate	34%	46%	113%	18%	159%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004.

(d)	Calculated based upon average shares outstanding during the year.

	SP Mid Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005		2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.53	$7.07	$7.21	$6.85		$5.73

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	(.02)	.02	(.03)		(.03)
Net realized and unrealized gain (loss) on investments	(2.64)	1.16	(.16)	.39		1.15

Total from investment operations	(2.65)	1.14	(.14)	.36		1.12

Less Distributions:
Distributions	(1.45)	(.68)	—	—		—

Net Asset Value, end of year	$3.43	$7.53	$7.07	$7.21		$6.85

Total Return(a)	(42.56)%	16.21%	(1.94)%	5.26%		19.55%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$67.5	$134.8	$133.1	$152.9		$107.5
Ratios to average net assets(b):
Expenses	.89%	.87%	.91%	1.00	%(c)	1.00	%(c)
Net investment income (loss)	(.23)%	(.30)%	.20%	(.56	)%(c)	(.68	)%(c)
Portfolio turnover rate	66%	156%	107%	94%		79%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005 and 1.07% and (.75)%, respectively, for the year ended December 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.83	$10.33	$10.25	$10.67	$10.53

Income From Investment Operations:
Net investment income	.71	.77	.75	.68	.69
Net realized and unrealized gain (loss) on investments	(3.10)	(.39)	.18	(.27)	.25

Total from investment operations	(2.39)	.38	.93	.41	.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.68)	(.70)
Distributions from net realized gains	—	—	—	(.15)	(.10)
Distributions	(.74)	(.88)	(.85)	—	—

Total dividends and distributions	(.74)	(.88)	(.85)	(.83)	(.80)

Net Asset Value, end of year	$6.70	$9.83	$10.33	$10.25	$10.67

Total Return(a)	(25.50)%	3.77%	9.51%	4.03%	9.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$132.0	$206.0	$274.4	$368.6	$312.5
Ratios to average net assets(b):
Expenses	.74%	.69%	.70%	.67%	.68%
Net investment income	7.89%	7.14%	6.95%	6.65%	6.68%
Portfolio turnover rate	235%	98%	59%	89%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2008		2007		2006		2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.67		$11.14		$11.21		$11.68	$11.54

Income From Investment Operations:
Net investment income	.64		.55		.45		.37	.22
Net realized and unrealized gain (loss) on investments	(.66)		.48		(.05)		(.10)	.36

Total from investment operations	(.02)		1.03		.40		.27	.58

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(.54)	(.23)
Distributions from net realized gains	—		—		—		(.20)	(.21)
Distributions	(.59)		(.50)		(.47)		—	—

Total dividends and distributions	(.59)		(.50)		(.47)		(.74)	(.44)

Net Asset Value, end of year	$11.06		$11.67		$11.14		$11.21	$11.68

Total Return(a)	(.20)%		9.44%		3.68%		2.39%	5.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,041.1		$1,424.8		$1,590.3		$1,538.2	$1,099.0
Ratios to average net assets(b):
Expenses	1.48	%(c)	.67	%(c)	.66	%(c)	.62%	.65%
Net investment income	5.19%		4.65%		4.16%		3.62%	2.01%
Portfolio turnover rate	939%		656%		539%		590%	590%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	The expense ratio reflects the interest and fee expenses related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees is .66%, .64% and .64% for the years ended December 31, 2008, 2007 and 2006, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.41	$7.99	$7.87	$8.07	$6.65

Income (Loss) From Investment Operations:
Net investment income (loss)	.04	.02	.03	(.02)	(.05)
Net realized and unrealized gain (loss) on investments	(2.64)	1.31	.71	1.16	1.47

Total from investment operations	(2.60)	1.33	.74	1.14	1.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (c)	—
Distributions from net realized gains	—	—	—	(1.34)	— (c)
Distributions	(1.23)	(.91)	(.62)	—	—

Total dividends and distributions	(1.23)	(.91)	(.62)	(1.34)	— (c)

Net Asset Value, end of year	$4.58	$8.41	$7.99	$7.87	$8.07

Total Return(a)	(36.23)%	16.82%	9.59%	17.77%	21.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$112.3	$205.8	$202.6	$194.8	$128.3
Ratios to average net assets(b):
Expenses	.68%	.65%	.67%	.80%	.78%
Net investment income (loss)	.55%	.24%	.32%	(.28)%	(.53)%
Portfolio turnover rate	59%	54%	70%	142%	212%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.79	$7.72	$7.96	$6.58

Income (Loss) From Investment Operations:
Net investment income (loss)	.01	(.01)	(.01)	(.05)	(.07)
Net realized and unrealized gain (loss) on investments	(2.53)	1.27	.70	1.15	1.45

Total from investment operations	(2.52)	1.26	.69	1.10	1.38

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(1.34)	— (c)
Distributions	(1.21)	(.88)	(.62)	—	—

Total dividends and distributions	(1.21)	(.88)	(.62)	(1.34)	— (c)

Net Asset Value, end of year	$4.44	$8.17	$7.79	$7.72	$7.96

Total Return(a):	(36.24)%	16.34%	9.10%	17.47%	21.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.4	$0.3	$0.3	$0.4
Ratios to average net assets(b):
Expenses	1.08%	1.05%	1.07%	1.20%	1.18%
Net investment income (loss)	.15%	(.16)%	(.04)%	(.70)%	(.94)%
Portfolio turnover rate	59%	54%	70%	142%	212%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.22	$13.68	$14.27	$15.51	$12.88

Income (Loss) From Investment Operations:
Net investment income	.12	.13	.10	.07	.08
Net realized and unrealized gain (loss) on investments	(3.47)	(.64)	1.78	.52	2.57

Total from investment operations	(3.35)	(.51)	1.88	.59	2.65

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.08)	(.02)
Distributions from net realized gains	—	—	—	(1.75)	— (c)
Distributions	(1.27)	(.95)	(2.47)	—	—

Total dividends and distributions	(1.27)	(.95)	(2.47)	(1.83)	(.02)

Net Asset Value, end of year	$7.60	$12.22	$13.68	$14.27	$15.51

Total Return(a)	(30.50)%	(3.63)%	14.60%	4.61%	20.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$202.2	$309.4	$369.0	$350.7	$393.3
Ratios to average net assets(b):
Expenses	.98%	.96%	.96%	.97%	.96%
Net investment income	1.17%	.81%	.71%	.49%	.69%
Portfolio turnover rate	56%	45%	55%	119%	127%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2008(e)	2007	2006	2005		2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.49	$8.07	$7.00		$6.33

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.04)	(.04)	(.03)		—	(c)
Net realized and unrealized gain (loss) on investments	(2.98)	1.18	(.02)	1.10		.67

Total from investment operations	(3.00)	1.14	(.06)	1.07		.67

Less Distributions:
Distributions	(.52)	(.33)	(.52)	—		—

Net Asset Value, end of year	$4.78	$8.30	$7.49	$8.07		$7.00

Total Return(a)	(38.42)%	15.24%	(.66)%	15.29%		10.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.6	$38.4	$38.7	$38.3		$30.1
Ratios to average net assets(b):
Expenses	1.23%	1.15%	1.15%	1.07	%(d)	1.01	%(d)
Net investment loss	(.30)%	(.43)%	(.47)%	(.44	)%(d)	(.01	)%(d)
Portfolio turnover rate	62%	120%	142%	110%		84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005 and 1.28% and (.28)%, respectively, for the year ended December 31, 2004.

(e)	Calculated based on average shares outstanding during the year.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2008(e)	2007	2006	2005		2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.04	$7.30	$7.91	$6.88		$6.26

Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.10)	(.08)	(.06)		(.01)
Net realized and unrealized gain (loss) on investments	(2.86)	1.17	(.01)	1.09		.63

Total from investment operations	(2.91)	1.07	(.09)	1.03		.62

Less Distributions:
Distributions	(.52)	(.33)	(.52)	—		—

Net Asset Value, end of year	$4.61	$8.04	$7.30	$7.91		$6.88

Total Return(a)	(38.54)%	14.68%	(1.07)%	14.97%		9.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.4	$27.3	$31.3	$42.8		$32.1
Ratios to average net assets(b):
Expenses	1.63%	1.55%	1.55%	1.47	% (c)	1.41	%(c)
Net investment loss	(.70)%	(.83)%	(.88)%	(.84	)%(c)	(.34	)%(c)
Portfolio turnover rate	62%	120%	142%	110%		84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005 and 1.68% and (.61)%, respectively, for the year ended December 31, 2004.

(e)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustee (1)
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During the Past Five Years
Position with the Fund
Steve Pelletier (55) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2008 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRST STD POSTAGES & FEES PAID VON HOFFMANN CORPORATION

IFS-A114669    PSF-AR-B    Ed.2/2009

ANNUAL REPORT	December 31, 2008

The Prudential Series Fund

■	Diversified Conservative Growth Portfolio

Please note that inside is a Prospectus Supplement dated January 21, 2009. This document is separate from and not part of the annual report.

IFS-A114743

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contains information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2008

■	DEAR CONTRACT OWNER

Our objective at Prudential is very simple — we strive to help our clients achieve and maintain financial success. Our Prudential Series Fund annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier

President,

The Prudential Series Fund	January 30, 2009

PRESIDENT

STEVE PELLETIER

The Prudential Series Fund, Diversified Conservative Growth Portfolio

Subadvised by: Eagle Asset Management, EARNEST Partners LLC, Jennison Associates LLC, Pacific Investment Management Company LLC
(PIMCO), Prudential Investment Management, Inc., Quantitative Management Associates LLC

December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	-21.56%	0.82%	2.87%
S&P 500 Index	-36.99	-2.19	-2.31
Blended Index	-13.76	2.20	3.14

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 5/3/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Diversified Conservative Growth Portfolio (the Portfolio) declined more than its custom blended benchmark (the Custom Index).

The subadvisers for the Portfolio and the approximate allocation to each are as follows: Jennison Large Cap Growth (15%), Jennison Large Cap Value (15%), Eagle Small Cap Growth (5%), EARNEST Partners Small Cap Value (5%), PIMCO Total Return Fixed Income (40%), and Prudential Fixed Income Management High Yield Fixed Income (20%).

Differences in asset allocation between the Portfolio and the Custom Index detracted most from the Portfolio’s relative performance. Specifically, the Portfolio had exposure to high yield corporate (“junk”) bonds, which are rated below investment grade, and an underweight position in investment-grade bonds. Both detracted from its return as high yield bonds underperformed the Custom Index in the risk-averse investment environment, while investment-grade bonds outperformed the Custom Index.

The PIMCO Total Return Fixed Income portion underperformed the Barclays Capital U.S. Aggregate Bond Index (the Index). PIMCO Total Return Bond had a larger exposure than the Index to mortgage pass-through securities of federal agencies, which lagged the U.S. Treasury market in 2008. As the financial system deleveraged—sold positions to pay off debt—large financial institutions shed their most liquid assets (mostly government agency mortgage-backed securities). The PIMCO portion also held financial sector bonds in Lehman Brothers Holdings, which further detracted. Finally, PIMCO Total Return Bond was positioned to benefit from an anticipated normalization in the market for interest rate swaps, which are agreements between two parties to exchange one stream of interest payments for another over a set period of time. But market conditions deteriorated in November, detracting from performance.

The Jennison Large Cap Value portion also hurt performance, mainly due to its holdings in the energy, telecommunications, and consumer discretionary sectors. An underweight in financials benefited relative return. Investors favored companies with more stable balance sheets and consistent earnings. Jennison Large Cap Value’s aggressive risk posture, its overweight in leveraged stocks (companies with above-market debt-to-asset ratios) and high earnings variability (a measure of volatility in corporate earnings and cash flow) combined to negatively affect performance. Stock selection was helpful in healthcare, particularly in a medical services company. The value portion also outperformed in the consumer staples, industrials, and information technology sectors. A smaller exposure to materials was also positive.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Blended Index consists of the Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market, and Barclays Capital U.S. Aggregate Bond Index (60%), an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2008

Diversified Conservative Growth
Five Largest Holdings (% of Net Assets)
Federal Home Loan Mortgage Corp. 5.50%, TBA	6.1%
Federal National Mortgage Assoc. 4.50%, TBA	5.1%
Federal National Mortgage Assoc. 5.00%, TBA	4.9%
Government National Mortgage Assoc. 6.00%, TBA	4.7%
Government National Mortgage Assoc. 6.50%, TBA	3.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2008

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Diversified Conservative Growth (Class I)	Actual	$1,000.00	$816.50	1.25%	$5.71
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 130.4%
COMMON STOCKS — 38.9%	Shares	Value (Note 2)

Aerospace & Defense — 0.8%
AAR Corp.*	3,500	$64,435
Lockheed Martin Corp.	2,200	184,976
Moog, Inc. (Class A Stock)*	2,575	94,168
Raytheon Co.	3,909	199,515
Teledyne Technologies, Inc.*	1,900	84,645

		627,739

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)*	13,200	78,804

Banks — 0.2%
Pacific Capital Bancorp	3,300	55,704
United Bankshares, Inc.	2,700	89,694

		145,398

Beverages — 0.6%
Coca-Cola Co. (The)	5,900	267,093
PepsiCo, Inc.	4,700	257,419

		524,512

Biotechnology — 2.2%
Celgene Corp.*	5,400	298,512
Cubist Pharmaceuticals, Inc.*	2,890	69,822
Genentech, Inc.*	6,500	538,915
Genzyme Corp.*	1,300	86,281
Gilead Sciences, Inc.*	16,200	828,468
Myriad Genetics, Inc.*	595	39,425

		1,861,423

Building & Construction — 0.1%
Watsco, Inc.	1,400	53,760

Business Services — 0.2%
ICON PLC, ADR (Ireland)*	4,450	87,620
URS Corp.*	2,600	106,002

		193,622

Capital Markets — 1.5%
Bank of New York Mellon Corp. (The)	8,526	241,541
Goldman Sachs Group, Inc. (The)	4,300	362,877
Jefferies Group, Inc.	4,800	67,488
Lazard Ltd. (Class A Stock) (Bermuda)	290	8,625
Morgan Stanley	11,800	189,272
Schwab, (Charles) Corp. (The)	17,700	286,209
TD Ameritrade Holding Corp.*	9,300	132,525

		1,288,537

Chemicals — 0.7%
Huntsman Corp.	15,530	53,423
Intrepid Potash, Inc.*	3,295	68,437
Monsanto Co.	4,300	302,505
Quaker Chemical Corp.	1,670	27,472
Scotts Miracle-Gro Co. (The) (Class A Stock)	2,500	74,300
Terra Industries, Inc.	2,790	46,509
Valspar Corp. (The)	2,700	48,843

		621,489

Commercial Banks — 0.3%
Astoria Financial Corp.	4,350	71,688
East West Bancorp, Inc.	4,500	71,865

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
First Commonwealth Financial Corp.	3,420	$42,340
SunTrust Banks, Inc.	1,700	50,218

		236,111

Commercial Services — 0.4%
American Public Education, Inc.*	1,085	40,351
Corrections Corp. of America*	4,230	69,203
FTI Consulting, Inc.*	2,470	110,359
GEO Group, Inc. (The)*	4,590	82,758

		302,671

Commercial Services & Supplies — 0.7%
Global Payments, Inc.	3,300	108,207
Monster Worldwide, Inc.*	3,470	41,952
Waste Connections, Inc.*	3,570	112,705
Waste Management, Inc.	9,600	318,144

		581,008

Communication Equipment — 1.6%
Cisco Systems, Inc.*	18,500	301,550
EMS Technologies, Inc.*	6,150	159,100
QUALCOMM, Inc.	17,100	612,693
Research In Motion Ltd. (Canada)*	7,200	292,176

		1,365,519

Computer Services & Software — 0.4%
ANSYS, Inc.*	4,115	114,768
Compellent Technologies, Inc.*	8,660	84,262
Hansen Medical, Inc.*	1,310	9,458
Netezza Corp.*	6,905	45,849
SRA International, Inc. (Class A Stock)*	3,900	67,275

		321,612

Computers & Peripherals — 1.0%
Apple, Inc.*	3,301	281,740
Hewlett-Packard Co.	10,500	381,045
International Business Machines Corp.	1,700	143,072

		805,857

Construction — 0.2%
Granite Construction, Inc.	1,900	83,467
Texas Industries, Inc.	1,445	49,852

		133,319

Consumer Products & Services — 0.1%
Toro Co.	2,500	82,500

Distribution/Wholesale
MWI Veterinary Supply, Inc.*	720	19,411

Diversified Consumer Services — 0.6%
Career Education Corp.*	10,000	179,400
H&R Block, Inc.	15,700	356,704

		536,104

Diversified Financial Services — 0.6%
Eaton Vance Corp.	4,000	84,040
JPMorgan Chase & Co.	3,200	100,896
Raymond James Financial, Inc.	5,075	86,935
SLM Corp.*	21,800	194,020
Sterling Financial Corp.	2,900	25,520
Student Loan Corp. (The)	500	20,500

		511,911

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Manufacturing — 0.1%
Ameron International Corp.	925	$58,201

Education
K12, Inc.*	1,070	20,063

Electric Utilities — 0.2%
Entergy Corp.	2,500	207,825

Electronic Components — 0.1%
Universal Electronics, Inc.*	5,720	92,778

Electronic Equipment & Instruments — 0.3%
Checkpoint Systems, Inc.*	3,700	36,408
Coherent, Inc.*	4,050	86,913
FLIR Systems, Inc.*	5,300	162,604

		285,925

Electronics — 0.1%
Dolby Laboratories, Inc. (Class A Stock)*	1,395	45,700

Energy Equipment & Services — 0.5%
National Oilwell Varco, Inc.*	5,700	139,308
Schlumberger Ltd. (Netherlands)	6,400	270,912

		410,220

Energy-Other — 0.1%
Headwaters, Inc.*	3,469	23,416
McMoRan Exploration Co.*	2,585	25,333
Swift Energy Co.*	3,400	57,154

		105,903

Entertainment & Leisure — 0.3%
Bally Technologies, Inc.*	4,770	114,623
Life Time Fitness, Inc.*	3,400	44,030
Shuffle Master, Inc.*	10,800	53,568
WMS Industries, Inc.*	2,635	70,882

		283,103

Environmental Control — 0.1%
Republic Services, Inc.	3,375	83,666

Financial Services — 0.1%
Investment Technology Group, Inc.*	2,240	50,893
Lender Processing Services, Inc.	1,280	37,696

		88,589

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	4,100	215,250
CVS Caremark Corp.	21,400	615,036
Kroger Co. (The)	10,700	282,587
Wal-Mart Stores, Inc.	13,100	734,386

		1,847,259

Food Products — 1.1%
Cadbury PLC (United Kingdom)	7,100	61,810
Cadbury PLC, ADR (United Kingdom)	7,712	275,087
ConAgra Foods, Inc.	16,500	272,250
Tyson Foods, Inc. (Class A Stock)	31,600	276,816

		885,963

Healthcare Equipment & Supplies — 1.3%
Alcon, Inc. (Switzerland)	3,900	347,841
Baxter International, Inc.	7,900	423,361

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Cutera, Inc.*	5,135	$45,547
SurModics, Inc.*	1,860	47,002
Thoratec Corp.*	6,330	205,662

		1,069,413

Healthcare Providers & Services — 2.2%
Aetna, Inc.	7,800	222,300
Amedisys, Inc.*	2,835	117,199
AMERIGROUP Corp.*	3,400	100,368
Centene Corp.*	4,845	95,495
Covance, Inc.*	2,000	92,060
Eclipsys Corp.*	10,590	150,272
Healthways, Inc.*	4,000	45,920
Lincare Holdings, Inc.*	2,025	54,533
Medco Health Solutions, Inc.*	6,300	264,033
Omnicare, Inc.	9,400	260,944
Pediatrix Medical Group, Inc.*	2,200	69,740
Pharmaceutical Product Development, Inc.	4,800	139,248
UnitedHealth Group, Inc.	7,400	196,840

		1,808,952

Hotels, Restaurants & Leisure — 0.1%
Brinker International, Inc.	3,100	32,674
Sonic Corp.*	3,900	47,463

		80,137

Household Durables — 0.1%
Meritage Homes Corp.*	2,100	25,557
Snap-on, Inc.	2,100	82,698

		108,255

Household Products — 0.8%
Colgate-Palmolive Co.	6,100	418,094
Kimberly-Clark Corp.	4,700	247,878

		665,972

Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc.*	13,400	312,622

Insurance — 1.1%
Allstate Corp. (The)	4,600	150,696
AXIS Capital Holdings Ltd. (Bermuda)	5,900	171,808
Berkshire Hathaway, Inc. (Class B Stock)*	38	122,132
Delphi Financial Group, Inc. (Class A Stock)	3,325	61,313
Loews Corp.	6,600	186,450
Protective Life Corp.	2,000	28,700
State Auto Financial Corp.	2,800	84,168
United Fire & Casualty Co.	1,600	49,712
XL Capital Ltd. (Class A Stock) (Cayman Islands)	24,800	91,760

		946,739

Internet — 0.1%
Digital River, Inc.*	2,300	57,040

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	5,900	302,552
HSN, Inc.*	3,940	28,644

SEE NOTES TO FINANCIAL STATEMENTS.

A2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet & Catalog Retail (continued)
Ticketmaster*	21,490	$137,966

		469,162

Internet Software & Services — 1.2%
Google, Inc. (Class A Stock)*	1,800	553,770
InterActiveCorp*	22,650	356,284
Internet Capital Group, Inc.*	2,385	12,998
TIBCO Software, Inc.*	17,720	91,967
US Auto Parts Network, Inc.*	1,640	2,280

		1,017,299

IT Services — 0.6%
Infosys Technologies Ltd., ADR (India)	5,500	135,135
Visa, Inc. (Class A Stock)	7,700	403,865

		539,000

Life Science Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.*	7,000	238,490

Machinery & Equipment — 0.1%
Bucyrus International, Inc. (Class A Stock)	4,000	74,080

Manufacturing — 0.2%
Harsco Corp.	2,900	80,272
Hexcel Corp.*	7,000	51,730

		132,002

Media — 1.3%
Comcast Corp. (Class A Stock)	23,650	399,212
Discovery Communications, Inc., (Class A Stock)*	8,900	126,024
Liberty Global, Inc. (Class C Stock)*	15,983	242,622
Lions Gate Entertainment Corp. (Canada)*	9,470	52,085
Sirius XM Radio, Inc.*	282,320	33,879
Walt Disney Co. (The)	8,700	197,403
Wiley, (John) & Sons, Inc. (Class A Stock)	1,935	68,847

		1,120,072

Medical Supplies & Equipment — 0.3%
Quality Systems, Inc.	3,100	135,222
ResMed, Inc.*	1,150	43,102
Vital Images, Inc.*	2,555	35,540

		213,864

Metals & Mining — 0.2%
Northwest Pipe Co.*	2,370	100,986
Timken Co.	3,900	76,557

		177,543

Multi-Line Retail
Target Corp.	900	31,077

Multi-Utilities — 0.3%
Sempra Energy	6,500	277,095

Office Electronics — 0.2%
Xerox Corp.	22,500	179,325

Office Equipment — 0.1%
School Specialty, Inc.*	4,305	82,312

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas Exploration/Production — 0.1%
Core Laboratories NV (Netherlands)	1,210	$72,431

Oil, Gas & Consumable Fuels — 3.1%
Apache Corp.	1,700	126,701
Cabot Oil & Gas Corp.	4,600	119,600
Denbury Resources, Inc.*	2,935	32,050
Devon Energy Corp.	3,000	197,130
EOG Resources, Inc.	2,900	193,082
Hess Corp.	2,300	123,372
Lufkin Industries, Inc.	2,555	88,148
Occidental Petroleum Corp.	7,900	473,921
Petroleo Brasileiro SA, ADR (Brazil)	5,500	134,695
Petroleum Development Corp.*	705	16,969
Southwestern Energy Co.*	5,400	156,438
St. Mary Land & Exploration Co.	3,300	67,023
Suncor Energy, Inc. (Canada)	6,000	117,000
WGL Holdings, Inc.	2,500	81,725
Williams Cos., Inc.	16,300	236,024
XTO Energy, Inc.	11,300	398,551

		2,562,429

Paper & Forest Products — 0.1%
Domtar Corp. (Canada)*	43,000	71,810

Pharmaceuticals — 2.5%
Abbott Laboratories	7,200	384,264
American Medical Systems Holdings, Inc.*	9,355	84,101
BioMarin Pharmaceutical, Inc.*	2,430	43,254
Herbalife Ltd. (Cayman Islands)	2,000	43,360
Mylan, Inc.*	23,600	233,404
Onyx Pharmaceuticals, Inc.*	595	20,325
Roche Holding AG, ADR (Switzerland)	1,300	99,515
Schering-Plough Corp.	16,100	274,183
Shire PLC, ADR (United Kingdom)	2,890	129,414
Teva Pharmaceutical Industries Ltd., ADR (Israel)	8,700	370,359
Wyeth	11,109	416,699

		2,098,878

Real Estate Investment Trust
Hovnanian Enterprises, Inc. (Class A Stock)*	3,700	6,364

Restaurants — 0.1%
BJ’s Restaurants, Inc.*	4,665	50,242

Retail & Merchandising — 0.3%
Cash America International, Inc.	5,423	148,319
Genesco, Inc.*	6,295	106,511

		254,830

Road & Rail — 0.1%
Union Pacific Corp.	1,000	47,800

Semiconductors — 0.1%
Macrovision Solutions Corp.*	5,270	66,666
OYO Geospace Corp.*	2,745	47,955

		114,621

Semiconductors & Semiconductor Equipment — 0.4%
Advanced Energy Industries, Inc.*	4,265	42,437
Itron, Inc.*	1,760	112,183

SEE NOTES TO FINANCIAL STATEMENTS.

A3

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd. (Bermuda)*	23,900	$159,413
NVIDIA Corp.*	5,800	46,806
Spansion, Inc. (Class A Stock)*	40,900	7,742

		368,581

Software — 1.8%
Adobe Systems, Inc.*	9,700	206,513
CA, Inc.	21,400	396,542
Factset Research Systems, Inc.	1,740	76,978
Microsoft Corp.	16,900	328,536
Oracle Corp.*	7,200	127,656
Symantec Corp.*	29,200	394,784

		1,531,009

Specialty Retail — 0.2%
Aaron Rents, Inc.	2,900	77,198
CarMax, Inc.*	8,700	68,556

		145,754

Technology
Sanmina-SCI Corp.*	18,200	8,554

Telecommunications — 0.1%
Arris Group, Inc.*	9,300	73,935

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc. (Class B Stock)	4,200	214,200
Phillips-Van Heusen Corp.	2,800	56,364

		270,564

COMMON STOCKS (continued)	Shares	Value (Note 2)

Thrifts & Mortgage Finance — 0.2%
People’s United Financial, Inc.	7,250	$129,267

Utilities — 0.1%
ONEOK, Inc.	2,300	66,976

Wireless Telecommunication Services — 0.4%
NII Holdings, Inc.*	13,100	238,158
Sprint Nextel Corp.*	30,226	55,314
Virgin Mobile USA, Inc. (Class A Stock)*	23,100	19,404

		312,876

TOTAL COMMON STOCKS (cost $34,385,688)		32,493,874

PREFERRED STOCKS — 0.2%
Diversified Financial Services — 0.1%
SLM Corp., Series C, 7.25%	130	59,881

Pharmaceuticals — 0.1%
Mylan, Inc., 6.5%, CVT	150	98,855

TOTAL PREFERRED STOCKS (cost $150,358)		158,736

WARRANT*	Units
Telecom
Sirius XM Radio, Inc., expiring 03/15/10(g) (cost $0)	100	—

CORPORATE BONDS — 33.6%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#

Aerospace & Defense — 1.0%
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba3	8.50%	07/01/18	$100	90,000
DRS Technologies, Inc., Gtd. Notes	A3	6.625%	02/01/16	75	75,000
DRS Technologies, Inc., Gtd. Notes	Baa1	7.625%	02/01/18	130	130,000
Esterline Technologies Corp., Gtd. Notes	B1	7.75%	06/15/13	125	108,750
L-3 Communications Corp., Gtd. Notes	Ba3	5.875%	01/15/15	50	45,000
L-3 Communications Corp., Gtd. Notes	Ba3	6.375%	10/15/15	100	93,500
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	100	97,750
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	150	120,000
Moog, Inc., Sr. Sub. Notes, 144A	Ba3	7.25%	06/15/18	75	60,000
TransDigm, Inc., Gtd. Notes	B3	7.75%	07/15/14	75	61,500

					881,500

Airlines — 0.1%
AMR Corp., Sr. Unsec’d. Notes	CCC+(d)	10.40%	03/10/11	100	48,125
Continental Airlines, Inc., Pass-Through Certificates	Ba2	6.748%	03/15/17	22	15,315

					63,440

Automobile Manufacturers — 0.1%
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.75%	09/08/11	100	84,454

Automotive — 0.3%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.25%	10/25/11	140	102,271
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Caa1	7.875%	06/15/10	80	64,015
Lear Corp., Gtd. Notes	Caa2	8.75%	12/01/16	30	8,700
TRW Automotive, Inc., Gtd. Notes, 144A	B2	7.25%	03/15/17	75	38,250
Visteon Corp., Sr. Unsec’d. Notes	Caa3	7.00%	03/10/14	40	6,000

					219,236

SEE NOTES TO FINANCIAL STATEMENTS.

A4

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Cable — 0.7%
CCH II LLC/CCH II Capital Corp., Gtd. Notes, 144A	Caa2	10.25%	10/01/13	$50	$17,000
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	6.75%	04/15/12	150	137,250
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	8.125%	07/15/09	75	74,625
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	8.125%	08/15/09	50	49,750
Mediacom Broadband LLC, Sr. Unsec’d. Notes	B3	8.50%	10/15/15	25	16,281
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.20%	12/15/11	59	55,755
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	8.25%	04/11/10	100	98,500
Videotron Ltee, Gtd. Notes, 144A (Canada)	Ba2	9.125%	04/15/18	125	116,250

					565,411

Capital Goods — 2.7%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	50	37,625
ALH Finance LLC, Gtd. Notes	B3	8.50%	01/15/13	75	57,750
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	5.75%	02/15/11	60	56,250
Allied Waste North America, Inc., Sr. Sec’d. Notes	BBB(d)	6.125%	02/15/14	125	113,125
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	6.875%	06/01/17	75	69,750
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	7.125%	05/15/16	50	45,500
Allied Waste North America, Inc., Sr. Sec’d. Notes	NR	7.875%	04/15/13	50	47,500
Ashtead Capital, Inc., Sec’d. Notes, 144A	B1	9.00%	08/15/16	100	51,500
Ashtead Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	B1	8.625%	08/01/15	75	39,375
Baldor Electric Co., Gtd. Notes	B3	8.625%	02/15/17	120	89,400
Blount, Inc., Gtd. Notes	B2	8.875%	08/01/12	125	115,625
Columbus Mckinnon Corp., Gtd. Notes	B1	8.875%	11/01/13	200	168,000
GrafTech Finance, Inc., Gtd. Notes	Ba3	10.25%	02/15/12	10	9,100
Hertz Corp. (The), Gtd. Notes	B1	8.875%	01/01/14	270	166,050
Interline Brand, Inc., Gtd. Notes	B3	8.125%	06/15/14	75	59,250
JohnsonDiversey Holdings, Inc., Disc. Notes	Caa1	10.67%	05/15/13	75	52,500
JohnsonDiversey, Inc., Gtd. Notes	B2	9.625%	05/15/12	75	61,500
Mobile Mini, Inc., Gtd. Notes	B2	6.875%	05/01/15	45	30,600
RBS Global, Inc./Rexnord Corp., Gtd. Notes	B3	9.50%	08/01/14	110	81,950
Rental Service Corp., Gtd. Notes	Caa1	9.50%	12/01/14	110	60,500
SPX Corp., Sr. Unsec’d. Notes, 144A	Ba2	7.625%	12/15/14	250	217,500
Stena AB, Sr. Unsec’d. Notes (Sweden)	Ba2	7.50%	11/01/13	150	99,187
Terex Corp., Gtd. Notes	Ba1	7.375%	01/15/14	125	108,750
Terex Corp., Sr. Sub. Notes	Ba3	8.00%	11/15/17	125	106,250
United Rentals North America, Inc., Gtd. Notes	B1	6.50%	02/15/12	135	106,650
Valmont Industries, Inc., Gtd. Notes	Ba2	6.875%	05/01/14	225	191,250

					2,242,437

Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.25%	09/01/17	300	290,891
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.75%	10/18/16	500	420,136
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	6.00%	04/28/15	100	86,273

					797,300

Chemicals — 0.6%
Huntsman LLC, Sec’d. Notes	Ba1	11.625%	10/15/10	250	218,750
Koppers, Inc., Sr. Sec’d. Notes	Ba3	9.875%	10/15/13	152	139,840
Momentive Performance Materials, Inc., Gtd. Notes	B3	9.75%	12/01/14	50	21,250
Momentive Performance Materials, Inc., Gtd. Notes	Caa2	11.50%	12/01/16	25	7,375
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.375%	12/01/14	25	20,500
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.625%	12/01/16	25	20,000
Nalco Co., Gtd. Notes	B1	7.75%	11/15/11	75	72,000

					499,715

Commercial Banks — 0.6%
SunTrust Bank/Atlanta GA, FDIC Gtd. Notes	Aaa	3.00%	11/16/11	500	517,052

SEE NOTES TO FINANCIAL STATEMENTS.

A5

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Consumer — 0.4%
Mac-Gray Corp., Gtd. Notes	B3	7.625%		08/15/15	$50	$46,000
Realogy Corp., Gtd. Notes	Ca	10.50%		04/15/14	175	30,188
Realogy Corp., Gtd. Notes, PIK	Ca	11.00%		04/15/14	37	4,226
Service Corp. International, Sr. Unsec’d. Notes	B1	6.75%		04/01/15	50	39,500
Service Corp. International, Sr. Unsec’d. Notes	B1	6.75%		04/01/16	50	38,000
Service Corp. International, Sr. Unsec’d. Notes	B1	7.00%		06/15/17	50	37,500
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375%		10/01/14	50	42,500
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.25%		02/15/13	75	58,125
Ticketmaster, Gtd. Notes, 144A	Ba3	10.75%		08/01/16	50	27,000

						323,039

Diversified Financial Services — 1.2%
Citigroup, Inc., Jr. Sub. Notes	Baa2	8.40%	(c)	04/29/49	600	396,174
Merrill Lynch & Co., Inc., Notes, MTN	Aa3	6.875%		04/25/18	500	523,013
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) (original cost $33,333; purchased 07/14/05)(f)(g)	Baa1	4.623%		06/15/10	33	32,805
Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) (original cost $66,666; purchased 07/14/05)(f)(g)	Baa1	4.633%		06/15/10	67	65,616

						1,017,608

Electric — 1.9%
AES Corp. (The), Sr. Unsec’d. Notes	B1	7.75%		03/01/14	25	22,000
AES Corp. (The), Sr. Unsec’d. Notes	B1	8.00%		10/15/17	125	102,500
AES Eastern Energy LP, Pass-Through Certificates	Ba1	9.00%		01/02/17	115	101,889
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%		06/01/15	125	87,500
Dynegy Roseton / Danskammer Pass-Through Trust, Series B, Pass-Through Certificates	Ba3	7.67%		11/08/16	25	17,766
Energy Future Holdings Corp., Gtd. Notes, PIK, 144A	B3	11.25%		11/01/17	75	36,375
Illinois Power Co., Sr. Sec’d. Notes	Baa3	6.25%		04/01/18	500	446,550
NRG Energy, Inc., Gtd. Notes	B1	7.25%		02/01/14	50	46,750
NRG Energy, Inc., Gtd. Notes	B1	7.375%		02/01/16	85	79,050
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.00%		05/01/10	140	140,000
PSE&G Energy Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.50%		06/15/11	125	117,827
Reliant Energy Mid-Atlantic Power Holdings LLC, Series B, Pass-Through Certificates(g)	Ba1	9.237%		07/02/17	53	48,275
Sithe/Independence Funding Corp., Sr. Sec’d. Notes	Ba2	9.00%		12/30/13	84	71,587
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A	Ba2	7.00%		06/30/21	89	69,652
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A	B3	10.50%		11/01/15	325	230,750

						1,618,471

Energy – Other — 0.9%
Cie Generale de Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.50%		05/15/15	25	15,500
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875%		11/15/14	100	71,000
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%		04/15/16	50	39,750
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%		05/15/18	100	79,000
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	7.875%		12/15/14	100	51,000
OPTI Canada, Inc., Sec’d. Notes (Canada)	B2	8.25%		12/15/14	50	27,000
Petrohawk Energy Corp., Gtd. Notes	B3	9.125%		07/15/13	50	40,500
Petrohawk Energy Corp., Gtd. Notes, 144A	B3	7.875%		06/01/15	75	55,500
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	6.75%		05/01/14	75	47,625
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	7.00%		05/01/17	75	45,750
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.65%		03/15/17	95	67,792
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%		05/01/18	100	69,940
Plains Exploration & Production Co., Gtd. Notes	B1	7.00%		03/15/17	65	44,525
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%		06/01/18	50	34,250
SandRidge Energy, Inc., Gtd. Notes, 144A	B3	8.00%		06/01/18	100	55,500
Swift Energy Co., Gtd. Notes	B1	7.125%		06/01/17	50	28,250

						772,882

SEE NOTES TO FINANCIAL STATEMENTS.

A6

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial – Bank & Trust — 4.9%
American Express Bank FSB, Sr. Unsec’d. Notes	A1	5.50%		04/16/13	$1,000	$947,240
ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) (original cost $499,530; purchased 07/09/08)(f)(g)	Aa2	6.20%		07/19/13	500	483,780
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (original cost $500,000; purchased 04/18/08)(f)(g)	Aa2	7.70%	(c)	04/29/49	500	330,630
Deutsche Bank AG, Sr. Unsec’d. Notes (Germany)	Aa1	4.875%		05/20/13	900	883,611
Regions Bank, FDIC Gtd. Notes	Aaa	3.25%		12/09/11	500	520,180
UBS AG, Sr. Unsec’d. Notes (Switzerland)	Aa2	5.875%		12/20/17	500	459,322
UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa2	5.75%		04/25/18	500	453,798

						4,078,561

Financial Services — 4.4%
American Express Co., Sr. Unsec’d. Notes	A2	7.00%		03/19/18	200	202,229
Bank of America Corp., Jr. Sub. Notes	A2	8.00%	(c)	12/29/49	1,500	1,078,932
Bank of America Corp., Jr. Sub. Notes	A2	8.125%	(c)	12/29/49	300	224,400
Bank of America Corp., Sr. Unsec’d. Notes	Aa3	1.42%	(c)	10/14/16	400	286,064
Bear Stearns Co., Inc., Sr. Unsec’d. Notes	Aa2	7.25%		02/01/18	500	547,928
CitiFinancial, Inc., Sr. Unsec’d. Notes	A2	6.625%		06/01/15	100	92,732
Credit Suisse/New York NY, Sr. Unsec’d. Notes, MTN (Switzerland)	Aa1	5.00%		05/15/13	700	673,702
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aaa	5.875%		01/14/38	100	97,886
General Electric Capital Corp., Sub. Notes, 144A (original cost $297,708; purchased 08/30/07)(f)(g)	Aa1	6.50%	(c)	09/15/67	GBP300	272,167
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	5.625%		01/24/13	600	57,000
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)	NR	6.875%		05/02/18	200	19,000
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%		07/01/16	150	133,687

						3,685,727

Food — 0.3%
ARAMARK Corp., Gtd. Notes	B3	6.693%	(c)	02/01/15	50	37,750
ARAMARK Corp., Gtd. Notes	B3	8.50%		02/01/15	75	67,875
Del Monte Corp., Gtd. Notes	B2	8.625%		12/15/12	25	24,250
Dole Foods Co., Inc., Gtd. Notes	Caa2	7.25%		06/15/10	25	17,438
National Beef Packaging Co. LLC, Sr. Unsec’d. Notes	Caa1	10.50%		08/01/11	50	35,000
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	8.70%		05/01/30	15	9,675
Stater Brothers Holdings, Gtd. Notes	B2	7.75%		04/15/15	50	42,000
Stater Brothers Holdings, Gtd. Notes	B2	8.125%		06/15/12	25	22,625

						256,613

Gaming — 0.4%
CCM Merger, Inc., Notes, 144A	Caa2	8.00%		08/01/13	125	64,375
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	5.50%		07/01/10	50	31,750
Harrah’s Operating Co., Inc., Gtd. Notes, 144A	Caa2	10.75%		02/01/16	151	43,035
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	B(d)	10.00%		12/15/18	37	13,505
Harrah’s Operating Co., Inc., Gtd. Notes	Caa3	6.50%		06/01/16	17	2,635
MGM Mirage, Sr. Sec’d Notes, 144A	Ba1	13.00%		11/15/13	100	95,250
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	B3	8.00%		04/01/12	70	42,700
Park Place Entertainment Corp., Gtd. Notes	Caa3	8.125%		05/15/11	30	14,700
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A	B3	9.375%		06/15/15	75	37,500
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.50%		02/01/14	50	2,875
Station Casinos, Inc., Sr. Sub. Notes	Ca	6.875%		03/01/16	50	2,875
Station Casinos, Inc., Sr. Unsec’d. Notes	Caa3	6.00%		04/01/12	50	10,000

						361,200

Healthcare & Pharmaceuticals — 2.0%
Accellent, Inc., Gtd. Notes	Caa3	10.50%		12/01/13	200	137,000
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%		08/15/13	25	22,188
Biomet, Inc., Gtd. Notes	Caa1	11.625%		10/15/17	50	42,750
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%		10/15/17	225	177,750
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba2	6.25%		11/15/15	75	63,000

SEE NOTES TO FINANCIAL STATEMENTS.

A7

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceuticals (continued)
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.50%		04/15/15	$100	$38,000
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15	190	174,800
Elan Finance PLC, Gtd. Notes (Ireland)	B3	7.75%		11/15/11	15	8,850
HCA, Inc., Notes, MTN	Caa1	9.00%		12/15/14	50	32,042
HCA, Inc., Sr. Sec’d. Notes	B2	9.25%		11/15/16	200	183,500
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625%		11/15/16	450	351,000
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.25%		02/15/13	125	78,125
Res-Care, Inc., Gtd. Notes	B1	7.75%		10/15/13	100	81,500
Select Medical Corp., Gtd. Notes	B3	7.625%		02/01/15	20	10,600
Skilled HealthCare Group, Gtd. Notes	Caa1	11.00%		01/15/14	103	96,820
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%		04/15/15	75	65,625
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A(g)	Caa1	10.00%		07/15/17	75	39,000
Viant Holdings, Inc., Gtd. Notes, 144A(g)	Caa1	10.125%		07/15/17	218	71,940

						1,674,490

Insurance — 1.1%
American International Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $400,000; purchased 08/13/08)(f)(g)	A3	8.25%		08/15/18	400	292,768
ASIF III Jersey Ltd., Sr. Sec’d. Notes, MTN (Japan)	Aa3	0.95%		07/15/09	JPY 60,000	611,755

						904,523

Lodging —
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes (Liberia)	Ba1	8.00%		05/15/10	50	42,750

Media & Entertainment — 1.6%
AMC Entertainment, Inc., Gtd. Notes	Ba3	8.625%		08/15/12	75	60,000
AMC Entertainment, Inc., Gtd. Notes	B2	11.00%		02/01/16	35	24,456
Cinemark, Inc., Sr. Discount Notes, Zero coupon (until 03/15/09)	B3	2.826%	(t)	03/15/14	25	20,219
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	5.75%		01/15/13	75	10,875
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Caa1	6.875%		06/15/18	25	3,000
Dex Media West LLC / Dex Media Finance Co., Sr. Sub. Notes	B2	9.875%		08/15/13	134	31,825
Dex Media West LLC / Dex Media Finance Co., Sr. Unsec’d. Notes	B3	8.00%		11/15/13	70	12,950
DirecTV Holdings LLC / DirecTV Financing Co., Gtd. Notes	Ba3	8.375%		03/15/13	50	49,750
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%		02/01/16	60	50,100
Idearc, Inc., Gtd. Notes	Caa2	8.00%		11/15/16	115	8,625
Lamar Media Corp., Gtd. Notes	Ba3	6.625%		08/15/15	125	90,312
LIN Television Corp., Gtd. Notes	B3	6.50%		05/15/13	125	59,187
Medianews Group, Inc., Sr. Sub. Notes	Ca	6.875%		10/01/13	50	3,188
Morris Publishing Group LLC, Gtd. Notes	Ca	7.00%		08/01/13	25	2,250
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75%		03/15/16	175	118,125
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%		01/15/16	25	3,750
R.H. Donnelley Corp., Sr. Unsec’d. Notes	Caa1	8.875%		10/15/17	50	7,500
Sun Media Corp., Gtd. Notes (Canada)	Ba2	7.625%		02/15/13	30	24,150
Time Warner, Inc., Gtd. Notes	Baa2	2.405%	(c)	11/13/09	800	770,020
Univision Communications, Inc., Gtd. Notes, PIK, 144A	Caa2	9.75%		03/15/15	95	11,875

						1,362,157

Metals — 1.0%
Aleris International, Inc., Gtd. Notes, PIK	Caa2	9.00%		12/15/14	25	1,500
Century Aluminum Co., Gtd. Notes	B3	7.50%		08/15/14	25	14,375
FMG Finance Pty Ltd., Sr. Sec’d. Notes, 144A (Australia)	B1	10.625%		09/01/16	150	87,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	7.084%	(c)	04/01/15	50	33,000
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%		04/01/17	140	114,800
Gerdau Ameristeel Corp. / Gusap Partners, Gtd. Notes (Canada)	Ba1	10.375%		07/15/11	145	146,450
Ispat Inland ULC, Gtd. Notes (Canada)	Baa2	9.75%		04/01/14	334	285,878
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125%		12/01/15	125	73,750
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00%		02/01/18	90	61,339

						818,092

SEE NOTES TO FINANCIAL STATEMENTS.

A8

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non Captive Finance — 0.2%
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	C	6.75%	12/01/14	$300	$205,094

Packaging — 0.9%
Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	100	89,500
Berry Plastics Holding Corp., Sr. Sec’d. Notes	Caa1	8.875%	09/15/14	125	54,375
BWAY Corp., Gtd. Notes	B3	10.00%	10/15/10	55	46,750
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.625%	11/15/13	100	99,000
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.75%	11/15/15	75	74,625
Exopac Holding Corp., Gtd. Notes	B3	11.25%	02/01/14	75	43,875
Graham Packaging Co., Inc., Gtd. Notes	Caa1	8.50%	10/15/12	30	21,375
Graham Packaging Co., Inc., Gtd. Notes	Caa1	9.875%	10/15/14	25	15,375
Greif, Inc., Gtd. Notes	Ba2	6.75%	02/01/17	175	154,875
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	8.25%	05/15/13	50	49,250
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75%	11/15/13	90	77,400

					726,400

Paper — 0.2%
Domtar Corp., Gtd. Notes	Ba3	7.875%	10/15/11	75	63,750
Graphic Packaging International Corp., Gtd. Notes	B3	8.50%	08/15/11	50	41,750
Norampac Industries, Inc., Gtd. Notes (Canada)	Ba3	6.75%	06/01/13	30	13,500
Verso Paper Holdings LLC / Verso Paper, Inc., Gtd. Notes	B3	11.375%	08/01/16	75	22,500

					141,500

Pipelines & Other — 1.0%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%	05/15/11	250	227,446
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.80%	08/01/31	100	65,150
Inergy LP Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	25	19,500
Markwest Energy Partners LP / Markwest Energy Finance Corp., Gtd. Notes	B2	8.75%	04/15/18	45	27,900
Targa Resources, Inc., Gtd. Notes	B3	8.50%	11/01/13	125	67,500
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125%	03/15/12	100	92,125
Williams Cos., Inc., Sr. Unsec’d. Notes, 144A (original cost $350,000; purchased 09/08/05)(f)(g)	Baa3	6.375%	10/01/10	350	326,281

					825,902

Real Estate Investment Trusts — 0.7%
Felcor Lodging LP, Gtd. Notes	Ba3	8.50%	06/01/11	50	37,000
Host Marriott LP, Gtd. Notes	Ba1	7.00%	08/15/12	100	84,750
iStar Financial, Inc., Sr. Unsec’d. Notes	Ba3	5.80%	03/15/11	100	35,000
Nationwide Health Properties, Inc., Sr. Unsec’d. Notes	Baa3	6.50%	07/15/11	100	90,772
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	04/01/14	75	60,750
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	01/15/16	100	75,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625%	01/15/12	208	178,880

					562,152

Retailers — 0.2%
Neiman Marcus Group, Inc. (The), Gtd. Notes, PIK	B3	9.00%	10/15/15	70	30,800
Susser Holdings LLC, Gtd. Notes	B3	10.625%	12/15/13	126	110,250

					141,050

Technology — 1.2%
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.70%	06/01/10	255	237,150
Avago Technologies Finance, Gtd. Notes (Singapore)	B1	10.125%	12/01/13	160	121,800
Avago Technologies Finance, Gtd. Notes (Singapore)	B3	11.875%	12/01/15	50	34,750
First Data Corp., Gtd. Notes	B3	9.875%	09/24/15	25	15,125
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%	12/15/14	225	51,750
Iron Mountain, Inc., Gtd. Notes	B2	8.625%	04/01/13	145	136,300
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.375%	10/01/11	50	34,500
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.80%	10/01/16	75	39,000
Sensata Technologies BV, Gtd. Notes (Netherlands)	Caa1	8.00%	05/01/14	150	67,500
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	95	48,213

SEE NOTES TO FINANCIAL STATEMENTS.

A9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Technology (continued)
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba1	6.75%		11/15/11	$50	$37,125
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba1	7.50%		07/19/10	75	61,687
Sungard Data Systems, Inc., Sr. Unsec’d. Notes, 144A	Caa1	10.625%		05/15/15	100	85,500

						970,400

Telecom — 2.1%
American Tower Corp., Sr. Unsec’d. Notes	Ba1	7.125%		10/15/12	75	73,875
Centennial Cellular Operating Co., Gtd. Notes	B2	10.125%		06/15/13	25	25,250
FairPoint Communications, Inc., Sr. Unsec’d. Notes, 144A	B3	13.125%		04/01/18	100	48,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.00%		08/15/31	15	9,450
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.25%		05/15/11	75	71,250
Hawaiian Telcom Communications, Inc., Gtd. Notes(g)(i)	C	12.50%		05/01/15	75	375
Level 3 Financing, Inc., Gtd. Notes	Caa1	12.25%		03/15/13	125	75,625
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50%		10/01/14	75	62,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.625%		06/15/15	500	410,000
Sprint Capital Corp., Gtd. Notes	Ba2	8.375%		03/15/12	1,000	800,000
Sprint Capital Corp., Gtd. Notes	Ba2	8.75%		03/15/32	100	67,500
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%		02/15/14	25	20,500
Windstream Corp., Gtd. Notes	Ba3	8.625%		08/01/16	100	88,500

						1,752,575

TOTAL CORPORATE BONDS (cost $35,401,686)						28,111,731

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 39.7%
Federal Home Loan Mortgage Corp.		5.00%		TBA	2,000	2,043,750
Federal Home Loan Mortgage Corp.		5.50%		04/01/38	854	875,182
Federal Home Loan Mortgage Corp.		5.50%		TBA	5,000	5,117,190
Federal National Mortgage Assoc.		4.00%		06/01/19-03/01/20	1,867	1,915,121
Federal National Mortgage Assoc.		4.488%	(c)	05/01/36	138	137,351
Federal National Mortgage Assoc.		4.50%		03/01/35-09/01/35	1,244	1,263,883
Federal National Mortgage Assoc.		4.50%		TBA	4,200	4,291,875
Federal National Mortgage Assoc.		5.00%		01/01/19-08/01/37	435	445,978
Federal National Mortgage Assoc.		5.00%		TBA	4,000	4,083,752
Federal National Mortgage Assoc.		5.00%		TBA	1,000	1,017,812
Federal National Mortgage Assoc.		5.192%	(c)	02/01/36	175	176,446
Federal National Mortgage Assoc.		5.50%		TBA	200	205,000
Federal National Mortgage Assoc.		6.00%		11/01/32	6	6,094
Federal National Mortgage Assoc.		6.259%	(c)	08/01/29	25	24,458
Federal National Mortgage Assoc.		6.50%		06/01/18-10/01/32	248	260,164
Federal National Mortgage Assoc.		6.50%		TBA	500	519,219
Government National Mortgage Assoc.		4.625%	(c)	08/20/24	5	5,048
Government National Mortgage Assoc.		5.00%		TBA	900	922,500
Government National Mortgage Assoc.		5.125%	(c)	10/20/27-11/20/29	38	37,629
Government National Mortgage Assoc.		5.375%	(c)	04/20/27	48	48,252
Government National Mortgage Assoc.		5.50%		11/15/28-09/15/33	77	79,905
Government National Mortgage Assoc.		5.50%		TBA	2,600	2,677,189
Government National Mortgage Assoc.		6.00%		TBA	3,800	3,919,936
Government National Mortgage Assoc.		6.50%		TBA	3,000	3,119,064
Government National Mortgage Assoc.		8.00%		08/20/31	3	3,399
Government National Mortgage Assoc.		8.50%		02/20/26-04/20/31	27	29,658

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $32,608,478)						33,225,855

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bonds		4.50%		05/15/38	100	136,484
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.375%		01/15/25	400	451,681
U.S. Treasury Notes		2.00%		11/30/13	800	820,750
U.S. Treasury Notes		4.625%		02/15/17	1,400	1,655,718

SEE NOTES TO FINANCIAL STATEMENTS.

A10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

U.S. TREASURY OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes		8.125%		08/15/19	$300	$443,391
U.S. Treasury Strips, PO		4.50%		08/15/21	300	196,633
U.S. Treasury Strips, PO		8.125%		05/15/21	2,200	1,456,213
U.S. Treasury Strips, PO		8.00%		11/15/21	1,100	713,171
U.S. Treasury Strips, PO		8.00%		11/15/21	300	194,132

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,569,375)						6,068,173

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal National Mortgage Assoc.		6.318%		06/15/27	200	219,369
Small Business Administration Participation Certificates, Series 2000-20A, Class 1		7.59%		01/01/20	108	114,165
Small Business Administration Participation Certificates, Series 2000-P10A, Class 1		8.017%		02/10/10	43	44,193

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $360,088)						377,727

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Aaa	2.74%	(c)	08/25/35	286	239,670
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Aaa	5.360%	(c)	05/25/35	125	86,643
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1	AAA(d)	5.894%	(c)	02/25/37	195	105,265
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B	Aaa	0.661%	(c)	09/25/46	194	75,721
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	0.651%	(c)	05/25/47	159	65,370
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	3.655%	(c)	07/25/44	370	333,283
Freddie Mac, Series 2266, Class F	Aaa	1.645%	(c)	11/15/30	11	10,407
Freddie Mac, Series 2888, Class ZG	Aaa	4.50%		11/15/19	120	113,166
Freddie Mac, Series 3010, Class WB	Aaa	4.50%		07/15/20	1,000	990,537
Government National Mortgage Assoc., Series 2000-15, Class Z	Aaa	7.50%		02/20/30	195	211,165
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	0.551%	(c)	10/25/46	116	92,905
Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A	Aaa	0.761%	(c)	07/19/46	197	79,925
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A	Aa2	0.551%	(c)	01/25/37	65	60,010
Merrill Lynch Floating Trust, Series 2006-1, Class A1, 144A (original cost $144,030; purchased 10/31/06)(f)(g)	Aaa	1.265%	(c)	06/15/22	144	109,255
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	0.681%	(c)	02/25/36	92	48,912
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1A	Aaa	0.751%	(c)	02/25/36	390	185,481
Thornburg Mortgage Securities Trust, Series 2006-2, Class A1C	A3	0.591%	(c)	03/25/46	200	198,072
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	Aaa	3.456%	(c)	11/25/42	57	46,867
WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1	Aaa	1.011%	(c)	12/25/27	490	406,070
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Aaa	0.761%	(c)	10/25/45	102	55,822
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Aaa	3.066%	(c)	12/25/46	141	60,305
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Aaa	4.625%	(c)	12/25/46	159	73,065
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 2A3	BB(d)	5.863%	(c)	02/25/37	198	139,025
WaMu Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	AAA(d)	5.606%	(c)	12/25/36	197	97,620
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A1A	Aaa	3.016%	(c)	04/25/47	197	86,588

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,894,617)						3,971,149

FOREIGN GOVERNMENT BONDS — 3.2%
Bundesrepublik Deutschland, (Germany)	Aaa	4.25%		07/04/39	EUR 300	473,611
Bundesrepublik Deutschland, (Germany)	Aaa	6.25%		01/04/30	EUR 100	186,068
Development Bank of Japan, (Japan)	Aaa	1.75%		06/21/10	JPY 10,000	112,028
France Government Bond, (France)	Aaa	5.75%		10/25/32	EUR 100	177,134
United Kingdom Gilt, (United Kingdom)	Aaa	4.25%		03/07/11	GBP 300	453,845
United Kingdom Gilt, (United Kingdom)	AAA(d)	5.00%		03/07/12	GBP 100	155,743
United Kingdom Gilt, (United Kingdom)	Aaa	5.00%		09/07/14	GBP 700	1,123,434

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,850,763)						2,681,863

SEE NOTES TO FINANCIAL STATEMENTS.

A11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

ASSET-BACKED SECURITIES	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1 (cost $20,700)	Aaa	0.746%	(c)	09/25/34	$21	$16,461

MUNICIPAL BONDS — 0.9%
California — 0.1%
State of California, General Obligation Bonds	A1	4.50%		08/01/28	100	80,967

Louisiana — 0.2%
Tobacco Settlement Financing Corp., Revenue Bonds, Series 2001B	Baa	5.875%		05/15/39	290	181,102

Massachusetts — 0.3%
Massachusetts Water Resources Authority, Revenue Bonds, Series J(l)	Aaa	5.00%	(c)	08/01/32	250	236,740

Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series A-2	Baa	5.875%		06/01/47	500	281,285

TOTAL MUNICIPAL BONDS (cost $1,047,605)						780,094

CONVERTIBLE BOND — 0.8%
Healthcare & Pharmaceuticals
LifePoint Hospitals, Inc., Sr. Unsec’d. Notes (cost $1,000,000)	B(d)	3.50%		05/15/14	1,000	676,250

BANK NOTE — 0.7%
Chrysler Financial, Term, 144A (original cost $1,031,938; purchased 11/28/07) (cost $1,040,428)(f)(g)	Caa	6.00%	(c)	08/03/14	1,086	547,004

TOTAL LONG-TERM INVESTMENTS (cost $119,329,786)						109,108,917

SHORT-TERM INVESTMENTS — 8.9%
U.S. TREASURY OBLIGATIONS(n) — 1.2%
U.S. Treasury Bills		0.02%		01/02/09	380	380,000
U.S. Treasury Bills		0.04%		03/26/09	250	249,971
U.S. Treasury Bills		0.11%		01/29/09	380	380,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,009,982)						1,009,971

OPTIONS PURCHASED* — 0.7%				Contracts/ Notional Amount (000)#

Call Options — 0.7%
2 Year Euro-Schatz, expiring 02/20/2009, Strike Price $120.00					EUR 2,200	153
2 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $111.00					$1,400	109
5 Year Euro-BOBL, expiring 02/20/2009, Strike Price $135.00					EUR 4,100	285
5 Year U.S. Treasury Note Futures, expiring 01/23/2009, Strike Price $126.00					2,200	172
expiring 01/23/2009, Strike Price $142.00					4,100	641
Interest Rate Swap Options, expiring 08/03/2009 @ 3.45%					700	23,221
expiring 08/03/2009 @ 3.45%					7,100	235,529
expiring 08/03/2009 @ 3.45%					9,000	298,557

						558,667

Put Options
5 Year U.S. Treasury Note Futures, expiring 02/20/2009, Strike Price $85.00					EUR 3,400	266
10 Year Euro-BUND, expiring 02/20/2009, Strike Price $100.00					800	111

SEE NOTES TO FINANCIAL STATEMENTS.

A12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

OPTIONS PURCHASED* (continued)	Contracts/ Notional Amount (000)#	Value (Note 2)

FNMA, expiring 02/05/2009, Strike Price $50.00	EUR 500	$—
expiring 02/05/2009, Strike Price $52.00	$5,000	—
expiring 02/11/2009, Strike Price $50.00	3,500	—
FNMA Gold, expiring 02/05/2009, Strike Price $71.25	2,000	—
GNMA, expiring 01/14/2009, Strike Price $54.00	2,600	—
expiring 01/14/2009, Strike Price $60.00	1,000	—
expiring 01/14/2009, Strike Price $67.00	2,000	—
expiring 02/12/2009, Strike Price $77.25	3,200	—

		377

TOTAL OPTIONS PURCHASED (cost $201,672)		559,044

	Principal Amount (000)#
REPURCHASE AGREEMENT(m) — 1.0%
JPMorgan Chase, 0.00%, dated 12/05/08, due 01/09/09 in the amount of $812,250 (cost $812,250; the value of collateral plus interest was $822,383)	$812	812,250

	Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 6.0%
Dryden Core Investment Fund — Taxable Money Market Series (cost $5,033,918) (Note 4)(w)	5,033,918	5,033,918

TOTAL SHORT-TERM INVESTMENTS (cost $7,057,822)		7,415,183

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 139.3% (cost $126,387,608)		116,524,100

	Contracts/ Notional Amounts (000)#
OPTIONS WRITTEN — (0.8)%
Call Options — (0.8)%
Interest Rate Swap Options, expiring 08/03/2009 @ 4.15%	$300	(26,150)
expiring 08/03/2009 @ 4.40%	2,400	(297,060)
expiring 08/03/2009 @ 4.40%	3,000	(371,326)

		(694,536)

Put Options
Interest Rate Swap Options, expiring 05/22/2009 @ 2.75%	500	(5,384)
expiring 05/22/2009 @ 2.75%	500	(5,385)

		(10,769)

TOTAL OPTIONS WRITTEN (premiums received $203,446)		(705,305)

SEE NOTES TO FINANCIAL STATEMENTS.

A13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

SECURITIES SOLD SHORT — (6.8)%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes	2.00%	11/30/13	$800	$(820,750)
U.S. Treasury Notes	4.625%	02/15/17	4,100	(4,848,890)

TOTAL SECURITIES SOLD SHORT (proceeds received $5,572,062)				(5,669,640)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 131.7% (cost $120,612,100)				110,149,155
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (31.7)%				(26,516,252)

NET ASSETS — 100.0%				$83,632,903

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVT	Convertible Security
FDIC	Federal Deposit Insurance Corp.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Assoc
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
PO	Principal Only
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MYR	Malaysian Ringgit
MXN	Mexican Paso
RUB	Russian Ruble

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

†	The rating reflected is as of December 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $3,323,205. The aggregate value of $2,460,306 is approximately 2.9% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(l)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in Liabilities) are $125,000 and $125,000, respectively.

(m)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.

(n)	Rates shown are the effective yields at purchase date.

(t)	Interest rate is the effective yield as of December 31, 2008.

(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swaps and reverse repurchase agreements as follows:

Future contracts open at December 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2008	Unrealized Appreciation (Depreciation)
Long Positions:
48	90 Day Euro Dollar	Jun 09	$11,711,075	$11,864,400	$153,325
45	90 Day Euro Dollar	Sep 09	10,816,325	11,108,813	292,488
29	90 Day Euro Dollar	Mar 10	7,000,962	7,139,075	138,113
22	90 Day Euro EURIBOR	Mar 09	7,270,027	7,474,771	204,744
18	90 Day Sterling	Mar 09	3,147,414	3,177,846	30,432
31	90 Day Sterling	Jun 09	5,245,227	5,480,479	235,252
4	90 Day Sterling	Sep 09	677,721	706,332	28,611
33	90 Day Sterling	Dec 09	5,609,845	5,805,294	195,449
44	5 Year U.S. Treasury Note	Mar 09	5,188,375	5,238,406	50,031
8	10 Year Euro-Bund	Mar 09	1,362,358	1,388,268	25,910
1	10 Year UK Gilt	Mar 09	167,498	177,519	10,021

					1,364,376

Short Position:
41	5 Year Euro-Bobl	Mar 09	6,572,595	6,623,033	(50,438)

					$1,313,938	(1)

(1)	Cash of $451,500 has been segregated with the broker to cover requirements for open futures contracts at December 31, 2008

Forward foreign currency exchange contracts outstanding at December 31, 2008:

Purchase Contracts	Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/03/09	BRL 188	$84,780	$79,629	$(5,151)
Expiring 06/02/09	BRL 445	233,864	181,458	(52,406)
Chinese Yuan,
Expiring 05/06/09	CNY 3,051	440,754	440,347	(407)
Expiring 07/15/09	CNY 3,620	531,301	521,125	(10,176)
Expiring 09/08/09	CNY 1,517	220,000	218,017	(1,983)
Euro, Expiring 01/13/09	EUR 53	69,610	73,628	4,018
Indian Rupee, Expiring 04/09/09	INR 20,067	399,648	408,571	8,923
Malaysian Ringgit,
Expiring 02/12/09	MYR 271	76,720	78,185	1,465
Expiring 04/14/09	MYR 212	60,000	61,032	1,032
Russian Ruble, Expiring 05/06/09	RUB 16,902	504,547	490,159	(14,388)

		$2,621,224	$2,552,151	$(69,073)

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 01/13/09	GBP 1,795	$2,665,583	$2,579,787	$85,796
Chinese Yuan, Expiring 07/15/09	CNY 6,877	988,000	989,943	(1,943)
Euro, Expiring 01/13/09	EUR 24	30,499	33,341	(2,842)
Japanese Yen, Expiring 01/08/09	JPY 66,161	695,617	729,976	(34,359)
Russian Ruble, Expiring 05/06/09	RUB 16,902	581,943	490,159	91,784

		$4,961,642	$4,823,206	$138,436

SEE NOTES TO FINANCIAL STATEMENTS.

A15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Interest rate swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC(2)	12/17/38	$600	5.00%	3 Month LIBOR	$(261,365)
Barclays Capital(1)	06/17/16	1,600	4.00%	3 Month LIBOR	29,117
Credit Suisse International(2)	06/17/24	4,600	4.00%	3 Month LIBOR	(82,109)
Deutsche Bank(2)	12/17/28	300	5.00%	3 Month LIBOR	(105,204)
Merrill Lynch & Co.(2)	12/17/38	600	5.00%	3 Month LIBOR	(258,004)
Merrill Lynch & Co.(2)	12/17/28	300	5.00%	3 Month LIBOR	(96,654)
Morgan Stanley & Co.(1)	06/17/14	3,300	4.00%	3 Month LIBOR	49,311
Morgan Stanley & Co.(2)	12/17/38	800	5.00%	3 Month LIBOR	(313,784)
Merrill Lynch & Co.(2)	05/21/09	1,400	5.50%	ICAP CMM FRA Fixing Rate	(237,959)
Merrill Lynch & Co.(1)	01/02/12	BRL 300	14.77%	Brazilian interbank lending rate	4,828
Morgan Stanley & Co.(1)	01/02/12	BRL 5,100	10.12%	Brazilian interbank lending rate	(9,302)
Barclays Capital(1)	12/17/10	EUR 100	5.50%	6 Month EURIBOR	6,508
Barclays Capital(1)	06/15/10	EUR 3,200	4.50%	6 Month EURIBOR	75,860
Barclays Capital(2)	09/17/18	EUR 200	5.00%	6 Month EURIBOR	(28,214)
Barclays Capital(2)	09/17/38	EUR 300	5.00%	6 Month EURIBOR	(95,931)
Deutsche Bank(1)	09/17/18	EUR 300	5.00%	6 Month EURIBOR	(38,790)
Deutsche Bank(1)	09/17/10	EUR 1,300	5.00%	6 Month EURIBOR	64,824
Deutsche Bank(1)	06/15/13	EUR 1,500	4.00%	6 Month EURIBOR	74,553
Deutsche Bank(1)	09/15/10	EUR 2,000	5.50%	6 Month EURIBOR	115,618
Goldman Sachs(1)	03/18/10	EUR 700	5.00%	6 Month EURIBOR	26,594
Goldman Sachs(2)	03/18/39	EUR 200	5.00%	6 Month EURIBOR	(60,977)
Morgan Stanley & Co.(1)	12/17/10	EUR 500	5.50%	6 Month EURIBOR	35,259
UBS AG(1)	10/15/10	EUR 100	2.15%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	5,299
Barclays Capital(2)	06/15/37	GBP 200	4.00%	6 Month LIBOR	(21,449)
Goldman Sachs(2)	12/20/17	GBP 400	5.00%	6 Month LIBOR	(90,140)
Goldman Sachs(2)	06/15/37	GBP 300	4.00%	6 Month LIBOR	(31,629)
Morgan Stanley & Co.(2)	06/15/37	GBP 400	4.00%	6 Month LIBOR	(42,362)
UBS AG(2)	06/17/18	JPY 40,000	1.50%	6 Month LIBOR	(4,791)
Merrill Lynch & Co.(1)	11/04/16	MXN 11,000	8.17%	28 day Mexican interbank rate	(4,691)

					$(1,295,584)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2008:

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation
Credit default swaps—Buy Protection(1)
Barclays Bank PLC	03/20/12	$100	0.17%	AIG Corp., 5.40%, due 02/15/12	$22,750
Citigroup	12/20/16	400	0.17%	Bank of America Corp., 5.62%, due 10/14/16	26,842
Barclays Bank PLC	06/20/15	100	0.15%	CitiFinancial, 6.625%, due 06/01/15	9,547
Barclays Bank PLC	09/20/11	100	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	11,217
Barclays Bank PLC	12/20/11	1,200	0.75%	Dow Jones CDX HVOL7 Index	137,629
Barclays Bank PLC	06/20/13	200	5.00%	Dow Jones CDX HY-10 100 Index	27,366
UBS AG	06/20/13	200	5.00%	Dow Jones CDX HY-10 100 Index	27,476
Merrill Lynch & Co.	12/20/11	100	0.00%	Dow Jones CDX HY-7 Index	38,594
Bank of America Securities LLC	06/20/12	392	2.75%	Dow Jones CDX HY-8 Index	52,640
UBS AG	06/20/12	882	2.75%	Dow Jones CDX HY-8 Index	115,879
Morgan Stanley & Co.	06/20/12	1,274	2.75%	Dow Jones CDX HY-8 Index	193,756
Morgan Stanley & Co.	12/20/12	300	0.14%	Dow Jones CDX IG5 Index	56,614

SEE NOTES TO FINANCIAL STATEMENTS.

A16

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Credit default swap agreements outstanding at December 31, 2008—(continued)

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation
Credit default swaps—Buy Protection(1)
Morgan Stanley & Co.	12/20/12	$1,000	0.14%	Dow Jones CDX IG5 Index	$188,708
Deutsche Bank	06/20/18	683	1.50%	Dow Jones CDX NA IG 10 10Y	11,305
Goldman Sachs Capital Markets, L.P.	06/20/18	1,171	1.50%	Dow Jones CDX NA IG 10 10Y	22,417
Morgan Stanley & Co.	06/20/18	1,659	1.50%	Dow Jones CDX NA IG 10 10Y	37,744
Deutsche Bank	06/20/13	878	1.55%	Dow Jones CDX NA IG 10 5Y	23,004
Goldman Sachs Capital Markets, L.P.	12/20/17	98	0.80%	Dow Jones CDX NA IG 9 10Y	3,426
Morgan Stanley & Co.	12/20/17	195	0.80%	Dow Jones CDX NA IG 9 10Y	5,746
Barclays Bank PLC	12/20/17	488	0.80%	Dow Jones CDX NA IG 9 10Y	19,303
Barclays Bank PLC	03/20/11	100	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	59,211
Deutsche Bank	09/20/11	100	0.62%	Nationwide Health, 6.50%, due 07/15/11	16,024
Morgan Stanley & Co.	09/20/13	100	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	16,774
Bear Stearns International Ltd.	03/20/12	1,000	0.55%	Sprint Capital Corp., 8.375%, due 03/15/12	262,514
Bear Stearns International Ltd.	06/20/16	100	0.63%	Whirlpool Corp., 6.50%, due 06/15/16	13,727
Deutsche Bank	12/20/13	400	1.85%	UBS AG, 2.55%, due 04/18/12	3,847

					$1,404,060

Counterparty	Termination Date	Notional Amount# (000)(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit default swaps on credit indices—Sell Protection(2)
Credit Suisse International	05/25/46	$1,700	0.11%	ABX.HE.AAA.06-2 Index	$(859,829)	$(359,421)	$(500,408)
Citigroup	06/20/12	2,000	2.09%	Dow Jones CDX HY-8 Index	(343,727)	—	(343,727)
Morgan Stanley & Co.	12/20/15	200	0.46%	Dow Jones CDX IG5 Index	(53,928)	—	(53,928)
Morgan Stanley & Co.	12/20/15	700	0.46%	Dow Jones CDX IG5 Index	(188,556)	—	(188,556)

					$(1,446,040)	$(359,421)	$(1,086,619)

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the referenced entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

Reverse Repurchase Agreement outstanding at December 31, 2008:

Broker	Interest Rate	Trade Date	Value at December 31, 2008	Maturity Date	Cost
JPMorgan Chase	0.080%	12/24/08	$816,000	01/09/09	$816,000

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$37,686,528	$1,313,938
Level 2—Other Significant Observable Inputs—Long	78,837,572	(914,079)
Level 2—Other Significant Observable Inputs—Short	(7,190,945)	—
Level 3—Significant Unobservable Inputs	—	5,299

Total	$109,333,155	$405,158

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$173,663	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(2,320)	4,169
Net purchases (sales)	2,320	—
Transfers in and/or out of Level 3	(173,663)	1,130

Balance as of 12/31/08	$—	$5,299

SEE NOTES TO FINANCIAL STATEMENTS.

A18

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2008 were as follows:

U.S. Government Mortgage-Backed Obligations	39.7%
U.S. Treasury Obligations	8.5
Affiliated Money Market Mutual Fund	6.0
Financial – Bank & Trust	4.9
Collateralized Mortgage Obligations	4.7
Financial Services	4.5
Foreign Government Bonds	3.2
Oil, Gas & Consumable Fuels	3.1
Healthcare & Pharmaceuticals	2.8
Capital Goods	2.7
Pharmaceuticals	2.6
Capital Markets	2.4
Biotechnology	2.2
Food & Staples Retailing	2.2
Healthcare Providers & Services	2.2
Insurance	2.2
Telecom	2.1
Diversified Financial Services	1.9
Electric	1.9
Software	1.8
Aerospace & Defense	1.8
Communication Equipment	1.6
Media & Entertainment	1.6
Chemicals	1.3
Healthcare Equipment & Supplies	1.3
Media	1.3
Internet Software & Services	1.2
Technology	1.2
Food Products	1.1
Computers & Peripherals	1.0
Energy-Other	1.0
Metals	1.0
Pipelines & Other	1.0
Repurchase Agreements	1.0
Commercial Banks	0.9
Municipal Bonds	0.9
Packaging	0.9
Household Products	0.8
Bank Notes	0.7
Cable	0.7
Commercial Services & Supplies	0.7
Options Purchased	0.7
Real Estate Investment Trusts	0.7
Beverages	0.6
Diversified Consumer Services	0.6
Internet & Catalog Retail	0.6
IT Services	0.6
Energy Equipment & Services	0.5
Commercial Services	0.4
Computer Services & Software	0.4
Consumer	0.4
Gaming	0.4
Independent Power Producers & Energy Traders	0.4
Semiconductors & Semiconductor Equipment	0.4
U.S. Government Agency Obligations	0.4
Wireless Telecommunication Services	0.4
Automotive	0.3
Electronic Equipment & Instruments	0.3

Entertainment & Leisure	0.3%
Food	0.3
Life Science Tools & Services	0.3
Medical Supplies & Equipment	0.3
Multi-Utilities	0.3
Retail & Merchandising	0.3
Textiles, Apparel & Luxury Goods	0.3
Banks	0.2
Business Services	0.2
Construction	0.2
Electric Utilities	0.2
Manufacturing	0.2
Metals & Mining	0.2
Non Captive Finance	0.2
Office Electronics	0.2
Paper	0.2
Retailers	0.2
Specialty Retail	0.2
Thrifts & Mortgage Finance	0.2
Airlines	0.1
Auto Components	0.1
Automobile Manufacturers	0.1
Building & Construction	0.1
Consumer Products & Services	0.1
Diversified Manufacturing	0.1
Electronic Components	0.1
Electronics	0.1
Environmental Control	0.1
Hotels, Restaurants & Leisure	0.1
Household Durables	0.1
Internet	0.1
Machinery & Equipment	0.1
Office Equipment	0.1
Oil & Gas Exploration/Production	0.1
Paper & Forest Products	0.1
Restaurants	0.1
Road & Rail	0.1
Semiconductors	0.1
Telecommunications	0.1
Utilities	0.1

139.3
Options Written and Securities Sold Short	(7.6)
Liabilities in excess of other assets	(31.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A19

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Unaffiliated investments (cost $121,353,690)	$111,490,182
Affiliated investments (cost $5,033,918)	5,033,918
Cash	668,123
Foreign currency, at value (cost $999,765)	927,294
Deposit with broker	451,500
Receivable for investments sold	27,231,572
Unrealized appreciation on swap agreements	1,891,831
Dividends and interest receivable	761,654
Unrealized appreciation on foreign currency forward contracts	193,018
Prepaid expenses	1,052
Tax reclaim receivable	284

Total Assets	148,650,428

LIABILITIES
Payable for investments purchased	53,598,041
Securities sold short, at value (proceeds received $5,572,062)	5,669,640
Unrealized depreciation on swap agreements	2,869,974
Reverse repurchase agreement	816,000
Payments received for swap agreements	759,546
Written options outstanding, at value (cost $203,446)	705,305
Accrued expenses and other liabilities	182,739
Payable for floating rate notes issued	125,000
Unrealized depreciation on foreign currency forward contracts	123,655
Interest payable on investments sold short	84,535
Management fee payable	51,266
Payable for Series shares repurchased	17,325
Due to broker-variation margin	11,443
Deferred trustees’ fees	2,970
Transfer agent fees payable	86

Total Liabilities	65,017,525

NET ASSETS	$83,632,903

Net assets were comprised of:
Paid-in capital	$99,451,220
Retained earnings	(15,818,317)

Net assets, December 31, 2008	$83,632,903

Net asset value and redemption price per share, $83,632,903 / 10,055,769 outstanding shares of beneficial interest	$8.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest income	$4,169,583
Unaffiliated dividend income (net of $8,840 foreign withholding tax)	516,707
Affiliated dividend income	190,571

4,876,861

EXPENSES
Management fee	817,303
Custodian’s fees and expenses	261,000
Interest expense (Note 2)	113,364
Audit fee	63,000
Shareholders’ reports	44,000
Trustees’ fees	10,000
Legal fees and expenses	7,000
Insurance expenses	2,000
Transfer agent’s fees and expenses (including affiliated expense of $1,000) (Note 4)	1,000
Commitment fee on syndicated credit agreement	500
Loan interest expense (Note 8)	136
Miscellaneous	7,624

Total expenses	1,326,927

NET INVESTMENT INCOME	3,549,934

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(8,644,119)
Futures transactions	(757,209)
Options written transactions	638,421
Swap agreement transactions	(663,067)
Foreign currency transactions	1,049,272

(8,376,702)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,657,054)
Futures	1,218,906
Options written	(324,059)
Swap agreements	(557,943)
Short sales	203,303
Foreign currencies	(254,510)

(20,371,357)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(28,748,059)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,198,125)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,549,934	$4,249,666
Net realized gain (loss) on investments and foreign currency transactions	(8,376,702)	7,955,665
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,371,357)	(4,499,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,198,125)	7,705,397

DISTRIBUTIONS	(12,205,331)	(9,328,249)

SERIES SHARE TRANSACTIONS:
Series shares sold [221,329 and 203,407 shares, respectively]	2,270,341	2,549,068
Series shares issued in reinvestment of dividends [1,174,719 and 795,247 shares, respectively]	12,205,331	9,328,249
Series shares repurchased [2,169,967 and 2,063,447 shares, respectively]	(21,629,998)	(21,843,596)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(7,154,326)	(9,966,279)

TOTAL DECREASE IN NET ASSETS	(44,557,782)	(11,589,131)
NET ASSETS:
Beginning of year	128,190,685	139,779,816

End of year	$83,632,903	$128,190,685

SEE NOTES TO FINANCIAL STATEMENTS.

A20

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-eight Portfolios (“Portfolio” or “Portfolios”), each with a separate series shares. The information presented in these financial statements pertains to Diversified Conservative Growth Portfolio.

The Portfolio has the following as investment objectives:

Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of government supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

B1

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolio which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities on the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolio invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

B2

When the Portfolio enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolio transfers a fixed rate bond to a broker for cash. At the same time the Portfolio buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Short Sales:    The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Options:    The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

B3

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

The Portfolio may enter into total return swaps to manage its exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the footnotes to the Schedule of Investments.

B4

The Portfolio has entered into over-the-counter derivative agreements. Such agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on the financial statements. As of December 31, 2008, the Portfolio has met conditions under such agreements that give the counterparty the right to call for an early termination. However, as of the date of issuance of these financial statements no notice of early termination was received.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

Taxes:    For federal income tax purposes, the Portfolio is treated as a partnership. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of its partners. The Portfolio is not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Portfolio makes distributions, if any, at least annually. Distributions are recorded on the ex-dividend date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), Eagle Asset Management (“Eagle”), Pacific Investment Management Company

B5

LLC (“PIMCO”), EARNEST Partners LLC (“EARNEST”) and Quantitative Management Associates LLC (“QMA”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolio bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rate of .75 of 1% of the Portfolio’s average daily net assets.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2008, Wachovia Securities LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Diversified Conservative Growth Portfolio in the amount of $6.

The Portfolio invests in the Taxable Money Market Series, a portfolio of the Dryden Core Investment Fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

Purchases and sales of portfolio securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were $480,911,382 and $482,341,904 respectively.

The Portfolio’s written options activity for the year ended December 31, 2008 was as follows:

	Number of Contracts/ Swap Notional Amount $	Premium
Balance at beginning of year	17,400,000	$348,366
Written options	13,200,000	278,646
Expired options	(900,000)	(5,621)
Excercised options	—	—
Closed options	(23,000,000)	(417,945)

Balance at end of year	6,700,000	$203,446

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

B6

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 8:	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), are a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended December 31, 2008, the Portfolio utilized the line of credit and had an average balance outstanding of $521,000 with an average interest rate 4.71% for two days.

Note 9:	Ownership and Affiliates

As of December 31, 2008, all of Class I shares of the Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncements

In March 2008, Financial Accounting Standards Board (“FASB”) released “Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

B7

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2008		2007		2006		2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.84		$12.06		$11.67		$11.28	$10.63

Income From Investment Operations:
Net investment income	.38		.45		.39		.34	.26
Net realized and unrealized gain (loss) on investments	(2.69)		.26		.43		.39	.72

Total from investment operations	(2.31)		.71		.82		.73	.98

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(.34)	(.33)
Distributions	(1.21)		(.93)		(.43)		—	—

Total distributions	(1.21)		(.93)		(.43)		(.34)	(.33)

Net Asset Value, end of year	$8.32		$11.84		$12.06		$11.67	$11.28

Total Return(a)	(21.56)%		5.91%		6.92%		7.04%	9.56%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.6		$128.2		$139.8		$151.4	$167.0
Ratios to average net assets(b):
Expenses	1.22	%(c)	1.14	%(c)	.99	%(c)	.95%	.97%
Net investment income	3.26%		3.16%		3.03%		2.75%	2.29%
Portfolio turnover rate	453%		322%		286%		304%	186%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense is 1.11%, 1.01% and 0.98% for the years ended December 31, 2008, 2007 and 2006, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND – DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of The Prudential Series Fund – Diversified Conservative Growth Portfolio (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustee (1)
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During the Past Five Years
Position with the Fund
Steve Pelletier (55) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

The Prudential Series Fund

Diversified Conservative Growth Portfolio

Approval of New Subadvisory Agreement

At a meeting of the Board of Trustees (the Board) held on November 12, 2008, the Board approved a new subadvisory agreement for the Diversified Conservative Growth Portfolio (the Portfolio), as explained below.

Pursuant to a recommendation by Prudential Investments LLC (PI), the Board approved a new subadvisory agreement between PI and Eagle Asset Management (Eagle) and the termination of the existing subadvisory agreement with RS Investment Management Co. LLC (RS).

In approving the new subadvisory agreement, the Board considered PI’s assertion that it was advisable and recommended to approve a new subadvisory agreement with Eagle with respect to the Portfolio based on the long-term underperformance of the sleeve of the Portfolio managed by RS. The Board considered an analysis prepared by PI’s Strategic Investments Research Group (SIRG) and noted SIRG’s recommendation that the Portfolio would be better served in the future by switching subadvisers.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by RS under the current subadvisory agreement and those that would be provided by Eagle under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that RS and Eagle were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eagle management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle. The Board noted that it received a favorable compliance reports from the Portfolio’s Chief Compliance Officer (CCO) as to Eagle.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Eagle and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Eagle under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other investment companies managed by Eagle utilizing investment styles and strategies similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance record of Eagle.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rates payable by PI to Eagle under the proposed new subadvisory agreement, which are lower than the fee rates under the agreement with RS. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rate would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease will increase the net fee rates retained by PI.

The Board concluded that the proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadviser’s Profitability

Because the engagement of Eagle is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eagle and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Eagle included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by Eagle were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Portfolio and its shareholders.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance policies and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

The 2008 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

IFS-A114743    PSF-AR-DCG    Ed.2/2009

ANNUAL REPORT	December 31, 2008

The Prudential Series Fund

■	Jennison 20/20 Focus Portfolio

IFS-AI05395

This report is only authorized for distribution when preceded or accompanied by a current prospectus. Investors should carefully consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses before investing. The contract prospectus and the underlying portfolio prospectuses contain information on the investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

Life insurance policies and annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102- 3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Series Fund Class II Portfolio’s are available through life insurance contracts issued by various insurance companies other than The Prudential Insurance Company of America and its affiliates and distributed by Prudential Annuities Distributors, Inc., member SIPC, a Prudential Financial Company. Each company is solely responsible for its own financial condition and contractual obligations.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 800-778-2255.

The Prudential Series Fund	Annual Report	December 31, 2008

Table of Contents

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information About Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2008

■	DEAR CONTRACT OWNER

Our objective at Prudential is very simple — we strive to help our clients achieve and maintain financial success. Our Prudential Series Fund annual report details this commitment to you as we focus on ways to help you with your financial security. We hope you find it both informative and useful.

While 2008 presented unprecedented challenges to investors, it also proved that Prudential’s strategies around growing and protecting our clients’ wealth have never been more important.

Your financial professional is the best resource to help you understand how market changes affect your investments. Together, you can develop a diversified mix of investments that works best for you and review it periodically to ensure your financial objectives remain on target.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you reach your financial goals.

Sincerely,

Steve Pelletier

President,

The Prudential Series Fund	January 30, 2009

PRESIDENT

STEVE PELLETIER

The Prudential Series Fund, Jennison 20/20 Focus Portfolio Subadvised by: Jennison Associates LLC	December 31, 2008

Investment Manager’s Report - As of December 31, 2008

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	-39.15%	1.60%	2.01%
Portfolio: Class II	-39.40	1.19	0.31
S&P 500 Index	-36.99	-2.19	-2.31
Russell 1000® Index	-37.60	-2.04	-1.96

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio Class I inception: 5/3/1999. Portfolio Class II inception: 2/15/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2008, the Jennison 20/20 Focus Portfolio underperformed its benchmark index (the Index), the Russell 1000® Index.

Risk factors had the largest negative impact on relative performance. As investors moved toward less risky investments throughout the year, the subadviser’s overexposure to leveraged stocks (stocks in companies with above-market debt-to-asset ratios) and high earnings variability (earnings variation, a measure of the volatility in a company's earnings and cash flow) detracted from returns.

Stock selection in the energy, materials, and telecommunication services sectors meaningfully detracted from returns versus the Index. A significant position in a digital wireless communications company with operations in Mexico and Brazil fell in share value, despite the consistent delivery of solid financial results and increasing subscriber growth. The company lost value due to rapid deterioration in the exchange rate for the Brazilian and Mexican currencies. The Portfolio also had a lower total return in the consumer staples and consumer discretionary sectors.

On the positive side, an underweight in financials was a significant source of relative gain. Stock selection in the industrials and information technology sectors and overweights in healthcare and utilities also added to relative performance. A bright spot was an industry-leading tax preparation franchise, which is energized and under new leadership.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell 1000® Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2008

Jennison 20/20 Focus
Five Largest Holdings (% of Net Assets)
Gilead Sciences, Inc.	3.7%
QUALCOMM, Inc.	3.1%
Google, Inc. (Class A Stock)	3.1%
Baxter International, Inc.	3.1%
Genentech, Inc.	3.0%

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in an index. For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2008

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$611.60	0.82%	$3.32
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$610.50	1.22%	$4.94
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2008

LONG-TERM INVESTMENTS — 92.7%
COMMON STOCKS — 92.7%	Shares	Value (Note 2)

Biotechnology — 9.2%
Celgene Corp.(a)	91,600	$5,063,648
Genentech, Inc.(a)	72,800	6,035,848
Gilead Sciences, Inc.(a)	147,500	7,543,149

		18,642,645

Capital Markets — 4.2%
Charles Schwab Corp. (The)	256,600	4,149,222
Goldman Sachs Group, Inc. (The)	51,900	4,379,841

		8,529,063

Chemicals — 1.7%
Monsanto Co.	48,600	3,419,010

Commercial Services & Supplies — 2.2%
Waste Management, Inc.	134,700	4,463,958

Communications Equipment — 7.5%
Cisco Systems, Inc.(a)	243,200	3,964,160
QUALCOMM, Inc.	178,100	6,381,323
Research In Motion Ltd.(a)	121,100	4,914,238

		15,259,721

Computers & Peripherals — 2.0%
Apple, Inc.(a)	48,410	4,131,794

Consumer Finance — 2.3%
SLM Corp.(a)(b)	527,000	4,690,300

Diversified Consumer Services — 4.5%
Career Education Corp.(a)	200,200	3,591,588
H&R Block, Inc.	241,100	5,477,792

		9,069,380

Food & Staples Retailing — 2.1%
CVS/Caremark Corp.	144,500	4,152,930

Food Products — 4.9%
Cadbury Schweppes PLC, ADR (United Kingdom)	149,956	5,348,931
ConAgra Foods, Inc.	281,500	4,644,750

		9,993,681

Healthcare Equipment & Supplies — 5.3%
Alcon, Inc.	51,300	4,575,447
Baxter International, Inc.	115,900	6,211,081

		10,786,528

Healthcare Providers & Services — 1.3%
Aetna, Inc.	88,010	2,508,285

Household Products — 2.4%
Colgate-Palmolive Co.	71,500	4,900,610

Independent Power Producers & Energy Traders — 0.9%
NRG Energy, Inc.(a)(b)	77,900	1,817,407

Insurance — 0.4%
XL Capital Ltd. (Class A Stock)	189,700	701,890

Internet & Catalog Retail — 2.4%
Amazon.com, Inc.(a)(b)	95,500	4,897,240

Internet Software & Services — 4.8%
Google, Inc. (Class A Stock)(a)	20,300	6,245,295
IAC/InterActiveCorp(a)	227,400	3,577,002

		9,822,297

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services — 2.9%
Visa, Inc. (Class A Stock)(b)	111,500	$5,848,175

Media — 3.0%
Comcast Corp. (Class A Stock)	292,500	4,937,400
Sirius XM Radio, Inc.(a)(b)	9,536,640	1,144,397

		6,081,797

Metals & Mining — 4.7%
Century Aluminum Co.(a)	358,700	3,587,000
Freeport-McMoRan Copper & Gold, Inc.	240,200	5,870,488

		9,457,488

Multi-Utilities — 2.2%
Sempra Energy	105,100	4,480,413

Oil, Gas & Consumable Fuels — 10.8%
Occidental Petroleum Corp.	41,700	2,501,583
Petroleo Brasileiro SA, ADR (Brazil)	109,000	2,669,410
Southwestern Energy Co.(a)	163,300	4,730,801
Suncor Energy, Inc.(b)	241,900	4,717,050
Williams Cos., Inc.	331,400	4,798,672
XTO Energy, Inc.	72,200	2,546,494

		21,964,010

Pharmaceuticals — 4.8%
Schering-Plough Corp.	309,100	5,263,973
Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	106,100	4,516,677

		9,780,650

Software — 3.8%
Adobe Systems, Inc.(a)	120,000	2,554,800
Symantec Corp.(a)(b)	386,100	5,220,072

		7,774,872

Wireless Telecommunication Services — 2.4%
NII Holdings, Inc.(a)	270,900	4,924,962

TOTAL LONG-TERM INVESTMENTS (cost $219,510,115)		188,099,106

SHORT-TERM INVESTMENT — 22.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $45,881,373; includes $35,507,737 of cash collateral received for securities on loan) (Note 4)(c)(d)	45,881,373	45,881,373

TOTAL INVESTMENTS — 115.3% (cost $265,391,488)		233,980,479
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.3%)		(30,963,796)

NET ASSETS — 100.0%		$203,016,683

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2008

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $27,080,997; cash collateral of $35,507,737 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$233,980,479	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$233,980,479	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Portfolio did not use any Significant Unobservable Inputs (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2008 was as follow:

Affiliated Money Market Mutual Fund (including 17.5% of collateral received for securities on loan)	22.6%
Oil, Gas & Consumable Fuels	10.8
Biotechnology	9.2
Communications Equipment	7.5
Healthcare Equipment & Supplies	5.3
Food Products	4.9
Internet & Software Services	4.8
Pharmaceuticals	4.8
Metals & Mining	4.7
Diversified Consumer Services	4.5
Capital Markets	4.2
Software	3.8
Media	3.0
IT Services	2.9
Household Products	2.4
Internet & Catalog Retail	2.4
Wireless Telecommunication Services	2.4
Consumer Finance	2.3
Commercial Services & Supplies	2.2
Multi-Utilities	2.2
Food & Staples Retailing	2.1
Computers & Peripherals	2.0
Chemicals	1.7
Healthcare Providers & Services	1.3
Independent Power Producers & Energy Traders	0.9
Insurance	0.4

115.3
Liabilities in excess of other assets	(15.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value including securities on loan of $27,080,997:
Unaffiliated investments (cost $219,510,115)	$188,099,106
Affiliated investments (cost $45,881,373)	45,881,373
Cash	436,656
Receivable for Series shares sold	5,545,066
Receivable for investments sold	3,420,163
Dividends and interest receivable	204,741
Foreign tax reclaim receivable	17,107
Prepaid expenses	5,194

Total Assets	243,609,406

LIABILITIES
Collateral for securities on loan	35,507,737
Payable for investments purchased	4,723,893
Management fee payable	118,840
Payable for Series shares repurchased	118,113
Accrued expenses and other liabilities	74,724
Distribution fee payable	30,130
Administration fee payable	18,078
Affiliated transfer agent fee payable	1,208

Total Liabilities	40,592,723

NET ASSETS	$203,016,683

Net assets were comprised of:
Paid-in capital	$300,841,862
Retained earnings	(97,825,179)

Net assets, December 31, 2008	$203,016,683

Class I:
Net asset value and redemption price per share, $46,700,694 / 5,088,569 outstanding shares of beneficial interest	$9.18

Class II:
Net asset value and redemption price per share,
$156,315,989 / 17,245,810 outstanding shares of
beneficial interest	$9.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $52,443)	$3,407,831
Affiliated dividend income	403,910
Affiliated income from securities loaned, net	362,336
Interest	835

4,174,912

EXPENSES
Management fee	2,578,142
Distribution fee—Class II	683,719
Administration fee—Class II	410,269
Transfer agent’s fee and expenses (including affiliated expense of $6,800) (Note 4)	67,000
Shareholders’ reports	55,000
Custodian’s fees and expenses	50,000
Audit fee	17,000
Trustees’ fees	13,000
Legal fees and expenses	8,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	7,894

Total expenses	3,896,024

NET INVESTMENT INCOME	278,888

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(66,694,837)
Net change in unrealized appreciation (depreciation) on investments	(83,136,386)

NET LOSS ON INVESTMENTS	(149,831,223)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,552,335)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$278,888	$391,558
Net realized gain (loss) on investment transactions	(66,694,837)	22,867,447
Net change in unrealized appreciation (depreciation) on investments	(83,136,386)	7,758,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,552,335)	31,017,745

DISTRIBUTIONS:
Class I	(4,686,743)	(8,455,776)
Class II	(18,572,262)	(27,025,596)

TOTAL DISTRIBUTIONS	(23,259,005)	(35,481,372)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	160,071,162	129,279,557
Series shares issued in reinvestment of distributions	23,259,005	35,481,372
Series shares repurchased	(187,443,418)	(91,831,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(4,113,251)	72,929,879

TOTAL INCREASE (DECREASE) IN NET ASSETS	(176,924,591)	68,466,252
NET ASSETS:
Beginning of year	379,941,274	311,475,022

End of year	$203,016,683	$379,941,274

SEE NOTES TO FINANCIAL STATEMENTS.

A3

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-eight Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio has the following as investment objectives:

Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of its financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

B1

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolio which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

B2

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Portfolios’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Portfolios’ Securities Lending Agent utilized collateral held on behalf of the Portfolios for securities out on loan to compensate the Portfolios for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Jennison 20/20 Focus Portfolio makes distributions, if any, at least annually. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Portfolio’s average daily net assets.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B3

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2008, Wachovia Securities LLC, an affiliate of PI, earned approximately $13,548 in brokerage commissions from transactions executed on behalf of the Portfolio.

Prudential Investment Management, Inc. (“PIM”) an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s security lending agent. For the year ended December 31, 2008, PIM was compensated $155,492 for these services for the Jennison 20/20 Focus Portfolio. The Portfolio invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2008 were $476,714,683 and $411,585,233, respectively.

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

B4

Transactions in shares of beneficial interest of the Jennison 20/20 Focus were as follows:

Class I	Shares	Amount
Year ended December 31, 2008:
Series shares sold	449,176	$6,090,576
Series shares issued in reinvestment of distributions	301,592	4,686,743
Series shares repurchased	(1,079,530)	(14,157,181)

Net increase (decrease) in shares outstanding	(328,762)	$(3,379,862)

Year ended December 31, 2007:
Series shares sold	165,929	$2,774,313
Series shares issued in reinvestment of distributions	528,156	8,455,776
Series shares repurchased	(1,091,749)	(18,624,166)

Net increase (decrease) in shares outstanding	(397,664)	$(7,394,077)

Class II
Year ended December 31, 2008:
Series shares sold	11,620,427	$153,980,586
Series shares issued in reinvestment of distributions	1,208,345	18,572,262
Series shares repurchased	(14,165,938)	(173,286,237)

Net increase (decrease) in shares outstanding	(1,337,166)	$(733,389)

Year ended December 31, 2007:
Series shares sold	7,494,671	$126,505,244
Series shares issued in reinvestment of distributions	1,709,399	27,025,596
Series shares repurchased	(4,436,889)	(73,206,884)

Net increase (decrease) in shares outstanding	4,767,181	$80,323,956

Note 8:	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Portfolio did not utilize the line of credit during the year ended December 31, 2008.

Note 9:	Ownership and Affiliates

As of December 31, 2008, all of Class I shares of the Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

B5

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2008	2007(c)	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.99	$16.01	$15.00	$12.37	$10.68

Income From Investment Operations:
Net investment income	.06	.07	.08	.06	.04
Net realized and unrealized gain (loss) on investments	(5.94)	1.63	1.95	2.60	1.66

Total from investment operations	(5.88)	1.70	2.03	2.66	1.70

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.03)	(.01)
Distributions	(.93)	(1.72)	(1.02)	—	—

Total dividends and distributions	(.93)	(1.72)	(1.02)	(.03)	(.01)

Net Asset Value, end of year	$9.18	$15.99	$16.01	$15.00	$12.37

Total Return(a)	(39.15)%	10.59%	14.13%	21.59%	15.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$46.7	$86.6	$93.1	$83.8	$68.4
Ratios to average net assets(b):
Expenses	.82%	.82%	.82%	.87%	.88%
Net investment income	.41%	.41%	.58%	.43%	.29%
Portfolio turnover rate	125%	115%	119%	93%	87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the portfolio invests.

(c)	Calculated based upon average shares outstanding.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2008		2007(c)		2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.78		$15.81		$14.83	$12.23	$10.60

Income From Investment Operations:
Net investment income	—	(d)	—	(d)	.03	.01	.01
Net realized and unrealized gain (loss) on investments	(5.87)		1.60		1.91	2.59	1.62

Total from investment operations	(5.87)		1.60		1.94	2.60	1.63

Less Distributions:
Distributions	(.85)		(1.63)		(.96)	—	—

Net Asset Value, end of year	$9.06		$15.78		$15.81	$14.83	$12.23

Total Return(a)	(39.40)%		10.12%		13.61%	21.26%	15.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$156.3		$293.3		$218.4	$159.3	$101.0
Ratios to average net assets(b):
Expenses	1.22%		1.22%		1.22%	1.27%	1.28%
Net investment income (loss)	—	%(e)	—	%(e)	.19%	.03%	(.02)%
Portfolio turnover rate	125%		115%		119%	93%	87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the portfolio invests.

(c)	Calculated based upon average shares outstanding.

(d)	Less than $.005 per share.

(e)	Less than .005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND — JENNISON 20/20 FOCUS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of The Prudential Series Fund – Jennison 20/20 Focus Portfolio (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2009

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (75) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).

Interested Trustee (1)
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During the Past Five Years
Position with the Fund
Steve Pelletier (55) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

E2

The 2008 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A105395    PSF-AR J2020F    Ed.2/2009

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $688,081 and $653,328, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

Not applicable for the fiscal year ended December 31, 2008. For the fiscal year ended December 31, 2007, KPMG, the Registrant’s principal accountant, billed the Registrant $8,333 for professional services rendered in connection with work performed related to inverse floating rate securities.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡ Federal, state and local income tax compliance; and,
¡ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $48,867, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Series Fund

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Stephen Pelletier
Stephen Pelletier
President and Principal Executive Officer

Date	February 13, 2009

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 13, 2009

* Print the name and title of each signing officer under his or her signature.